File No. 811-3700

                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                  FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                [ X ]

     Pre-Effective Amendment No.                                       [  ]


     Post-Effective Amendment No. 46                                   [ X ]



                                   and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940        [ X ]


     Amendment No. 45                                                  [ X ]



                      (Check appropriate box or boxes.)

                 THE DREYFUS/LAUREL TAX FREE MUNICIPAL FUNDS
               (formerly The Laurel Tax-Free Municipal Funds)
             ___________________________________________________
             (Exact Name of Registrant as Specified in Charter)

           c/o The Dreyfus Corporation
           200 Park Avenue, New York, New York          10166
           (Address of Principal Executive Offices)     (Zip Code)

     Registrant's Telephone Number, including Area Code: (212) 922-6000

                              John E. Pelletier
                                  Secretary
                         The Dreyfus/Laurel Tax-Free
                               Municipal Funds
                               200 Park Avenue
                          New York, New York 10166
                   (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)


           immediately upon filing pursuant to paragraph (b)
     ----
      X    on November 1, 1996 pursuant to paragraph (b)
     ----
           60 days after filing pursuant to paragraph (a)(i)
     ----
           on     (date)      pursuant to paragraph (a)(i)
     ----
           75 days after filing pursuant to paragraph (a)(ii)
     ----
           on     (date)      pursuant to paragraph (a)(ii) of Rule 485
     ----



If appropriate, check the following box:

           this post-effective amendment designates a new effective date for a previously filed post-effective amendment.
     ----

     Registrant has registered an indefinite number of shares of beneficial interest under the Securities Act of 1933 pursuant to Section 24(f) of the Investment Company Act of 1940, Registrant's Rule 24f-2 Notice for fiscal year ended June 30, 1996 was filed on or about August 29, 1996.





                     PREMIER LIMITED TERM MUNICIPAL FUND
               PREMIER LIMITED TERM CALIFORNIA MUNICIPAL FUND
              PREMIER LIMITED TERM MASSACHUSETTS MUNICIPAL FUND
                PREMIER LIMITED TERM NEW YORK MUNICIPAL FUND
             DREYFUS BASIC NEW YORK MUNICIPAL MONEY MARKET FUND
            DREYFUS BASIC CALIFORNIA MUNICIPAL MONEY MARKET FUND
                Cross-Reference Sheet Pursuant to Rule 495(a)
          ________________________________________________________

Items in
Part A of                                     Prospectus
Form N-1A       Caption                       Caption
________        _______                       __________

   1            Cover Page                    Cover Page
                                              Expense Summary

   2            Synopsis                      Expense Summary

   3            Condensed Financial           Financial Highlights
                Information

   4            General Description of        Investment Objective and
                Registrant                    Policies; Further
                                              Information About The Fund

   5            Management of the Fund        Further Information About
                                              The Funds; Management

   5(a)         Management's Discussion       Management's Discussion
                of Fund's Performance         of Fund's Performance

   6            Capital Stock and             Cover Page; Investor
                Other Securities              Line; Distribution; Taxes;

   7            Purchase of Securities        Expense Summary;
                Being Offered                 Alternative Purchase Methods;
                                              Special Shareholder Services;
                                              How to invest in The
                                              Dreyfus/Laurel Funds;
                                              Distribution and Service
                                              Plans; How to Exchange your
                                              Investment From One
                                              Fund to Another;

   8            Redemption or                 How to Redeem Shares
                Repurchase

   9            Pending Legal                 N.A.
                Proceedings




                     PREMIER LIMITED TERM MUNICIPAL FUND
               PREMIER LIMITED TERM CALIFORNIA MUNICIPAL FUND
              PREMIER LIMITED TERM MASSACHUSETTS MUNICIPAL FUND
                PREMIER LIMITED TERM NEW YORK MUNICIPAL FUND
             DREYFUS BASIC NEW YORK MUNICIPAL MONEY MARKET FUND
            DREYFUS BASIC CALIFORNIA MUNICIPAL MONEY MARKET FUND
          Cross-Reference Sheet Pursuant to Rule 495(a) (Continued)
          ________________________________________________________

Items in
Part B of                                     Statement of Additional
Form N-1A                                     Information Caption
---------                                     -----------------------

   10           Cover Page                    Cover

   11           Table of Contents             Table of Contents

   12           General Information           Management of the Trust
                and History

   13           Investment Objectives         Investment Policies
                and Policies

   14           Management of the Fund        Management of the Trust;
                                              Trustees and Officers of the
                                              Trust

   15           Control Persons and           Management of the Trust;
                Principal Holders of
                Securities

   16           Investment Advisory           Management of the Trust;
                and Other Services            Investment Manager;
                                              Shareholder Services

   17           Brokerage Allocation          Investment Policies
                and Other Practices           Portfolio Transactions

   18           Capital Stock and             Description of the Trust;
                Other Securities              See Prospectus -- "Cover
                                              Page"; "How to Redeem Fund
                                              Shares"; "Further Information
                                              About The Funds;
                                              The Dreyfus/Laurel Tax Free
                                              Municipal Funds"

   19           Purchase, Redemption          Purchase of Shares;
                and Pricing of                Distribution and Service
                Securities Being Offered      Plans; Redemption of Shares;
                                              Valuation of Shares

   20           Tax Status                    Taxes

   21           Underwriters                  Purchase of Shares;
                                              Distribution and Service
                                              Plans;
                                              Amounts Expended



                     PREMIER LIMITED TERM MUNICIPAL FUND
               PREMIER LIMITED TERM CALIFORNIA MUNICIPAL FUND
              PREMIER LIMITED TERM MASSACHUSETTS MUNICIPAL FUND
                PREMIER LIMITED TERM NEW YORK MUNICIPAL FUND
             DREYFUS BASIC NEW YORK MUNICIPAL MONEY MARKET FUND
            DREYFUS BASIC CALIFORNIA MUNICIPAL MONEY MARKET FUND
          Cross-Reference Sheet Pursuant to Rule 495(a) (Continued)
           _______________________________________________________

Items in
Part C of
Form N-1A
_________

   22           Calculation of                     Performance Data
                Performance Data

   23           Financial Statements               Financial Statements

   24           Financial Statements and Exhibits            C-1

   25           Persons Controlled by or Under               C-4
                Common Control with Registrant

   26           Number of Holders of Securities              C-4

   27           Indemnification                              C-4

   28           Business and Other Connections of            C-4
                Investment Adviser

   29           Principal Underwriters                       C-12

   30           Location of Accounts and Records             C-15

   31           Management Services                          C-15

   32           Undertakings                                 C-15







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PROSPECTUS                                                    NOVEMBER 1, 1996

          DREYFUS BASIC CALIFORNIA MUNICIPAL MONEY MARKET FUND
------------------------------------------------------------------------------
        THE DREYFUS BASIC CALIFORNIA MUNICIPAL MONEY MARKET FUND (FORMERLY, THE DREYFUS/LAUREL CALIFORNIA TAX-FREE MONEY FUND) (THE "FUND") IS A
SEPARATE, NON-DIVERSIFIED PORTFOLIO OF THE DREYFUS/LAUREL TAX-FREE MUNICIPAL FUNDS (THE "TRUST"), AN OPEN-END MANAGEMENT INVESTMENT COMPANY KNOWN AS A MUTUAL FUND. THE FUND SEEKS TO PROVIDE A HIGH LEVEL OF CURRENT INCOME EXEMPT FROM FEDERAL AND STATE OF CALIFORNIA PERSONAL INCOME TAXES TO THE EXTENT CONSISTENT WITH THE PRESERVATION OF CAPITAL AND THE MAINTENANCE OF LIQUIDITY BY INVESTING IN HIGH QUALITY, SHORT-TERM MUNICIPAL SECURITIES.
        SHARES OF THE FUND ARE SOLD WITHOUT A SALES LOAD.
        YOU CAN PURCHASE OR REDEEM SHARES BY TELEPHONE USING THE DREYFUS TELETRANSFER PRIVILEGE.
        THE DREYFUS CORPORATION SERVES AS THE FUND'S INVESTMENT MANAGER. THE DREYFUS CORPORATION IS REFERRED TO AS "DREYFUS."

          AN INVESTMENT IN THE FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE. SINCE THE FUND MAY INVEST A SIGNIFICANT PORTION OF ITS ASSETS IN THE SECURITIES OF A SINGLE ISSUER, AN INVESTMENT IN THE FUND MAY INVOLVE GREATER RISK THAN INVESTMENTS IN CERTAIN OTHER TYPES OF MONEY MARKET FUNDS.

        THIS PROSPECTUS SETS FORTH CONCISELY INFORMATION ABOUT THE FUND THAT YOU SHOULD KNOW BEFORE INVESTING. IT SHOULD BE READ CAREFULLY BEFORE YOU INVEST AND RETAINED FOR FUTURE REFERENCE.

        THE STATEMENT OF ADDITIONAL INFORMATION DATED NOVEMBER 1, 1996 (THE "SAI"), WHICH MAY BE REVISED FROM TIME TO TIME, PROVIDES A FURTHER DISCUSSION OF CERTAIN AREAS IN THIS PROSPECTUS AND OTHER MATTERS WHICH MAY BE OF INTEREST TO SOME INVESTORS. IT HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ("SEC") AND IS INCORPORATED HEREIN BY REFERENCE. THE SEC MAINTAINS A WEB SITE (HTTP://WWW.SEC.GOV) THAT CONTAINS THE SAI, MATERIAL INCORPORATED BY REFERENCE, AND OTHER INFORMATION REGARDING THE FUND. FOR A FREE COPY OF THE SAI, WRITE TO THE FUND AT 144 GLENN CURTISS BOULEVARD, UNIONDALE, NEW YORK 11556-0144, OR CALL 1-800-645-6561. WHEN TELEPHONING, ASK FOR OPERATOR 144.

        MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. ALL MONEY MARKET FUNDS INVOLVE CERTAIN INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

        THE FEES TO WHICH THE FUND IS SUBJECT ARE SUMMARIZED IN THE "EXPENSE SUMMARY" SECTION OF THE FUND'S PROSPECTUS. THE FUND PAYS AN AFFILIATE OF MELLON BANK, N.A. ("MELLON BANK") TO BE ITS INVESTMENT MANAGER. MELLON BANK OR AN AFFILIATE MAY BE PAID FOR PERFORMING OTHER SERVICES FOR THE FUND, SUCH AS CUSTODIAN, TRANSFER AGENT OR FUND ACCOUNTANT SERVICES. THE FUND IS DISTRIBUTED BY PREMIER MUTUAL FUND SERVICES, INC. (THE "DISTRIBUTOR").

------------------------------------------------------------------------------
        THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION
TO THE CONTRARY IS A CRIMINAL OFFENSE.
------------------------------------------------------------------------------

                             TABLE OF CONTENTS
EXPENSE SUMMARY.................................                 4
FINANCIAL HIGHLIGHTS............................                 5
DESCRIPTION OF THE FUND.........................                 6
MANAGEMENT OF THE FUND..........................                 9
HOW TO BUY FUND SHARES..........................                11
SHAREHOLDER SERVICES............................                12
HOW TO REDEEM FUND SHARES.......................                14
PERFORMANCE INFORMATION.........................                16
DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES........                17
GENERAL INFORMATION.............................                18

                                    Page 2

[This Page Intentionally Left Blank]
                                    Page 3

                                 EXPENSE SUMMARY

SHAREHOLDER TRANSACTION EXPENSES:
    Check Redemption Fee...........................................                    $2.00
    Exchange Fee...................................................                    $5.00
    Account Closeout Fee...........................................                    $5.00
ESTIMATED ANNUAL FUND OPERATING EXPENSES:
    (as a percentage of net assets)
    Management Fee.................................................                      .45%
    Other Expenses*................................................                      .00%
    Total Fund Operating Expenses..................................                      .45%


EXAMPLE:
              You would pay the following expenses
              on a $1,000 investment, assuming (1) a 5% annual
              return and (2) redemption at the end of each
              time period:
                                            1 YEAR                                      $ 10
                                            3 YEARS                                     $ 19
                                            5 YEARS                                     $ 30
                                           10 YEARS                                     $ 62


* Does not include fees and expenses of the non-interested Trustees (including counsel). The investment manager is contractually required to reduce its Management Fee in an amount equal to the Fund's allocable portion of such fees and expenses, which are estimated to be 0.01% of the Fund's net assets. (See "Management of the Fund.")

------------------------------------------------------------------------------
THE AMOUNTS LISTED IN THE EXAMPLE SHOULD NOT BE CONSIDERED AS REPRESENTATIVE OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE INDICATED. MOREOVER, WHILE THE EXAMPLE ASSUMES A 5% ANNUAL RETURN, THE FUND'S ACTUAL PERFORMANCE WILL VARY AND MAY RESULT IN AN ACTUAL RETURN
GREATER OR LESS THAN 5%.
------------------------------------------------------------------------------

        The purpose of the foregoing table is to assist you in understanding the various costs and expenses that investors will bear, directly or indirectly, the payment of which will reduce investors' return on an annual basis. The information in the foregoing table does not reflect any fee waiver or expense reimbursement arrangements that may be in effect. Effective November 20, 1995, the Fund adopted a new Investment Management Agreement pursuant to which it pays Dreyfus a fee at the annual rate of .45 of 1% of the value of the Fund's average daily net assets. Dreyfus has agreed until November 19, 1996, to limit its management fee, or to reimburse the Fund for its expenses, in order to ensure that the Fund's total fund operating expenses do not exceed .35 of 1% of the value of the Fund's average daily net assets. The expenses noted above, taking into account such limitations or reimbursement, would be: Management Fees_.35%; Other Expenses_.00%; and Total Fund Operating Expenses_.35%. In addition, unlike certain other funds in the Dreyfus Family of Funds, the Fund will charge your account $2.00 for each redemption check you write; you also will be charged $5.00 for each exchange out of the Fund, wire redemption or Dreyfus TELETRANSFER redemption you make, and a $5.00 account closeout fee. These charges will be paid to the Fund's transfer agent. See "How to Buy Fund Shares" and "How to Redeem Fund Shares."


                           FINANCIAL HIGHLIGHTS

        The following table is based upon a single share outstanding throughout each year or period and should be read in conjunction with the financial statements and related notes that appear in the Fund's Annual Report dated June 30, 1996, and are incorporated by reference into the SAI. The financial statements and related notes, as well as the information in the table below insofar as it relates to the fiscal period or years ended June 30, 1994, 1995 and 1996, have been audited by KPMG Peat Marwick LLP, independent auditors, whose report thereon appears in the Fund's Annual Report. The information in the table below for the years or periods prior to the fiscal period ended June 30, 1994, has been audited by other independent auditors.


DREYFUS BASIC CALIFORNIA MUNICIPAL MONEY MARKET FUND
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR OR PERIOD.*

                                                                                                PERIOD      YEAR       YEAR
                                                                                                 Ended      Ended      Ended
                                                YEAR OR PERIOD ENDED NOVEMBER 30,               JUNE 30,   JUNE 30,   JUNE 30,
                                      --------------------------------------------------
                                      1988     1989     1990     1991     1992     1993           1994#      1995##     1996
                                      -----    -----    -----    -----    -----    -----        --------   --------   -------
Net asset value, beginning
  of period..............             $1.00    $1.00    $1.00    $1.00    $1.00    $1.00          $1.00      $1.00      $1.00
                                      -----    -----    -----    -----    -----    -----          -----      -----      -----
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income***            0.033    0.060    0.056    0.046    0.031    0.023          0.012      0.031      0.031
LESS DISTRIBUTIONS:
Distributions from net
  investment income......            (0.033)  (0.060)  (0.056)  (0.046)  (0.031)  (0.023)        (0.012)    (0.031)    (0.031)
                                      -----    -----    -----    -----    -----    -----          -----      -----      -----
Net asset value, end of period        $1.00    $1.00    $1.00    $1.00    $1.00    $1.00          $1.00      $1.00      $1.00
                                      -----    -----    -----    -----    -----    -----          -----      -----      -----
                                      =====    =====    =====    =====    =====    =====          =====      =====      =====
TOTAL RETURN.............              3.39%    6.18%    5.75%    4.65%    3.10%    2.41%          1.25%      3.10%      3.19%
                                      =====    =====    =====    =====    =====    =====          =====      =====      =====
RATIOS TO AVERAGE NET ASSETS/
SUPPLEMENTAL DATA:
Net assets, end of period
  (in 000's).............            $9,112  $15,745  $27,493  $27,831  $26,987  $15,490        $17,170    $15,538    $36,728
Ratio of expenses to
  average net assets.....              0.67%**  0.32%    0.32%    0.32%    0.32%    0.32%          0.47%**    0.60%      0.44%
Ratio of net investment income to
  average net assets.....              4.55%**  6.02%    5.58%    4.57%    3.03%    2.40%          2.11%**    3.07%      3.36%



* The Fund commenced operations on March 2, 1988. On February 1, 1993, existing shares of the Fund were designated the Retail Class and the Fund began offering the Institutional Class and Investment Class of shares. Effective April 4, 1994, the Retail and Institutional Classes of Shares were reclassified as a single class known as Investor shares and the Investment Class shares were reclassified as Trust shares. Effective October 17, 1994, the Trust shares were redesignated as Class R shares. The Fund's Investor shares were subject to a Distribution Plan adopted by the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940, under which the Fund paid a fee of 0.25% of average daily net assets attributable to Investor shares for shareholder servicing and activities and expenses primarily intended to result in the sale of Investor shares. Effective
   November 20, 1995, the Fund's "Investor" and "Class R" designations were eliminated and the Fund became a single class fund without a class designation and its Distribution Plan was terminated. The Financial Highlights for the fiscal year ended June 30, 1996 were calculated using the performance of an Investor share outstanding from July 1, 1995 to November 19, 1995, and the performance of a Fund share outstanding from November 20, 1995 to June 30, 1996. The Financial Highlights for the year ended June 30, 1995 are based upon an Investor share outstanding. The amounts shown for the period ended June 30, 1994 were calculated using the performance of a Retail share outstanding from December 1, 1993 to April 3, 1994, and the performance of an Investor share outstanding from April 4, 1994 to June 30, 1994. The Financial Highlights for the year ended November 30, 1993 and prior periods are based upon a Retail share outstanding. The Financial Highlights for periods prior to November 20, 1995 do not reflect the effect of the termination of the Fund's Distribution Plan or the implementation of the new Investment Management Agreement, both effective November 20, 1995. See "Management of the Fund -- Investment Manager."

** Annualized.
***Net investment income per share before waiver of fees and/or reimbursement of expenses by the investment manager and/or custodian and/or transfer agent for the period ended June 30, 1994, for the years ended November 30, 1993, 1992, 1991, 1990, 1989, and for the period ended November 30, 1988, were $0.010, $0.016, $0.026, $0.041, $0.050, $0.053, and $0.028, respectively.
# The per share amounts have been calculated using the monthly average shares method, which more appropriately presents per share data for this period since use of the undistributed net investment income method did not accord with results of operations.

## The Fund changed its fiscal year end to June 30. Prior to this, the Fund's fiscal year end was November 30. Prior to April 4, 1994, The Boston Company Advisors, Inc. served as the Fund's investment manager. From April 4, 1994 through October 16, 1994, Mellon Bank served as the Fund's investment manager. Effective October 17, 1994, Dreyfus began serving as the Fund's investment manager.

+ Annualized expense ratios before voluntary waiver of fees and/or reimbursement of expenses by the investment manager and/or custodian and/or transfer agent for the year ended June 30, 1996, period ended June 30, 1994, for the years ended November 30, 1993, 1992, 1991, 1990, 1989, and for the period ended November 30, 1988 were 0.51%, 0.85%, 1.08%, 0.83%, 0.78%, 0.93%,
   1.01%, and 1.41%, respectively.
++ Total return represents aggregate total return for the periods indicated.

+++The expense ratio for the fiscal year ended June 30, 1996 includes the expenses attributable to the Fund's Distribution Plan, which was terminated on November 20, 1995, for the period from July 1, 1995 through November 19, 1995. No distribution or shareholder servicing expenses were incurred for the period from November 20, 1995 through June 30, 1996.

                                    Page 5

                            DESCRIPTION OF THE FUND
INVESTMENT OBJECTIVE AND POLICIES
        The Fund seeks to provide a high level of current income exempt from Federal income taxes and State of California personal income taxes to the extent consistent with the preservation of capital and the maintenance of liquidity. The Fund seeks to achieve its objective by investing in debt obligations issued by the State of California, its political subdivisions, municipalities and public authorities and in municipal obligations issued by other governmental entities if, in the opinion of counsel to the respective issuers, the interest from such obligations is excluded from gross income for Federal and State of California income tax purposes ("California Municipal Obligations").
        Under normal market conditions, the Fund attempts to invest 100%, and will invest a minimum of 80%, of its total assets in California Municipal Obligations. When, in the opinion of Dreyfus, adverse market conditions exist for California Municipal Obligations, and a "defensive" investment posture is warranted, the Fund may temporarily invest more than 20% of its total assets in money market instruments having maturity and quality characteristics comparable to those (discussed below) for California Municipal Obligations, but which produce income exempt from Federal but not State of California personal income taxes for resident shareholders of California, or more than 20% of its total assets in taxable obligations (including obligations the interest on which is included in the calculation of alternative minimum tax for individuals). Periods when a defensive posture is warranted include those periods when the Fund's monies available for investment exceed the California Municipal Obligations available for purchase to meet the Fund's rating, maturity and other investment criteria. The Fund does not anticipate that it will find it necessary to make any investments in securities the interest from which is not exempt from Federal income and the State of California personal income taxes. The Fund's policy of investing a minimum of 80% of its total assets in California Municipal Obligations is a fundamental policy of the Fund.
        The Fund pursues its objective by investing in a varied portfolio of high quality, short-term California Municipal Obligations.

        The California Municipal Obligations purchased by the Fund consist of: (1) municipal bonds; (2) municipal notes; and (3) municipal commercial paper. The Fund will limit its portfolio investments to securities that, at the time of acquisition, (i) are rated in the two highest short-term rating categories by at least two nationally recognized statistical rating organizations (or by one organization if only one organization has rated the security), (ii) if not rated, are obligations of an issuer whose other outstanding short-term debt obligations are so rated, or (iii) if not rated, are of comparable quality, as determined by Dreyfus in accordance with procedures established by the Board of Trustees. The Fund will limit its investments to securities that present minimal credit risk, as determined by Dreyfus under procedures established by the Trust's Board of Trustees.


        Because many issuers of California Municipal Obligations may choose not to have their obligations rated, it is possible that a large portion of the Fund's portfolio may consist of unrated obligations. Unrated obligations are not necessarily of lower quality than rated obligations, but to the extent the Fund invests in unrated obligations, the Fund will be more reliant on Dreyfus' judgment, analysis and experience than would be the case if the Fund invested only in rated obligations. The Fund invests only in securities that have remaining maturities of thirteen months or less at the date of purchase. Floating rate or variable rate obligations (described below) which are payable on demand under conditions established by the SEC may have a stated maturity in excess of thirteen months; these securities will be deemed to have remaining maturities of thirteen months or less. The Fund maintains a dollar-weighted average portfolio maturity of 90 days or less. The Fund seeks to maintain a constant net asset value of $1.00 per share, although there is no assurance it can do so on a continuing basis, using the amortized cost method of
                                    Page 6

valuing its securities pursuant to Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"), which Rule includes various maturity, quality and diversification requirements.

OTHER INVESTMENT POLICIES AND RISK FACTORS

        FLOATING RATE AND VARIABLE RATE OBLIGATIONS. The Fund may purchase floating rate and variable rate obligations. These obligations bear interest at rates that are not fixed, but vary with changes in specified market rates or indices. Some of these obligations may carry a demand feature that permits the Fund to receive the par value upon demand prior to maturity. The Fund may invest in floating rate and variable rate obligations carrying stated maturities in excess of thirteen months at the date of purchase if these obligations carry demand features that comply with conditions established by the SEC. The Fund will limit its purchases of floating rate and variable rate California Municipal Obligations to those meeting the quality standards applicable to the Fund. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. The quality of the underlying creditor or the bank, as determined by Dreyfus under the supervision of the Trustees, must also be equivalent to the quality standards applicable to the Fund. In addition, Dreyfus monitors the earning power, cash flow and other liquidity ratios of the issuers of such obligations, as well as the creditworthiness of the institution responsible for paying the principal amount of the obligations under the demand feature. Changes in the credit quality of banks and other financial institutions that provide such credit or liquidity enhancements to the Fund's portfolio securities could cause losses to the Fund and affect its share price.

        The Fund may invest in participation interests purchased from banks in floating or variable rate California Municipal Obligations owned by banks. Participation interests carry a demand feature permitting the Fund to tender them back to the bank. Each participation is backed by an irrevocable letter of credit or guarantee of a bank which Dreyfus under the supervision of the Trustees has determined meets the prescribed quality standards for the Fund.
        Other types of tax-exempt instruments that may become available in the future may be purchased by the Fund as long as Dreyfus believes the quality of these instruments meets the Fund's quality standards.
        OTHER INVESTMENT COMPANIES. The Fund may invest in securities issued by other investment companies to the extent that such investments are consistent with its investment objective and policies and permissible under the 1940 Act. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations.
        TENDER OPTION BONDS. The Fund may invest up to 10% of the value of its assets in tender option bonds. A tender option bond is a municipal obligation (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed-rate substantially higher than prevailing short-term tax-exempt rates, that has been coupled with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the municipal obligation's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. Dreyfus, on behalf of the Fund, will consider on an ongoing basis the creditworthiness of the issuer of the underlying municipal obligation, of any custodian and the third-party provider of the tender option. In certain instances and for certain tender option bonds, the option may be terminable in the event of a default in payment of principal or interest on the underlying municipal obligation and for other reasons. The Fund will not invest more than 10% of the value of the Fund's net assets
                                    Page 7

in illiquid securities, which would include tender option bonds for which the required notice to exercise the tender feature is more than seven days if there is no secondary market available for these obligations.
        WHEN-ISSUED SECURITIES. The Fund may purchase California Municipal Obligations on a "when-issued" basis (i.e., delivery of and payment for the California Municipal Obligations normally take place within 45 days after the date of the purchase commitment). The payment obligation and the interest rate on such securities are fixed at the time of the purchase commitment. Although the Fund generally will purchase California Municipal Obligations on a when-issued basis with the intention of acquiring the securities, the Fund may sell such securities before the settlement date. California Municipal Obligations purchased on a when-issued basis, like other investments made by the Fund, may decline or appreciate in value prior to their actual delivery to the Fund.

        CERTAIN RISK CONSIDERATIONS REGARDING INVESTING IN CALIFORNIA MUNICIPAL OBLIGATIONS. Since the Fund is concentrated in securities issued by California or entities within California, an investment in the Fund may involve greater risk than investments in certain other types of money market funds. You also should consider carefully the special risks inherent in the Fund's investment in California Municipal Obligations. These risks result from certain amendments to the California Constitution and other statutes that limit the taxing and spending authority of California governmental entities, as well as from the general financial condition of the State of California. From mid-1990 to late 1993, the State suffered a recession with the worst economic, fiscal and budget conditions since the 1930s. As a result, the State experienced recurring budget deficits for four of its five fiscal years ended June 30, 1992. The State had an operating surplus of approximately $109 million in 1992-93 and $836 million in fiscal 1993-94. However, at June 30, 1994, according to California's Department of Finance, the State's Special Fund for Economic Uncertainties had an accumulated deficit, on a budget basis, of approximately $1.8 billion. A further consequence of the large budget imbalances over the last three fiscal years has been that the State depleted its available cash resources and has had to use a series of external borrowings to meet its cash needs. To meet its cash flow needs in the 1994-95 fiscal year, the State issued, in July and August 1994, $4.0 billion of revenue anticipation warrants and $3.0 billion of revenue anticipation notes. The 1994-95 Budget Act contained a plan to retire a projected $1.025 billion deficit in the 1995-96 fiscal year. As a result of the deterioration in the State's budget and cash situation between October 1991 and July 1994, the rating on the State's general obligation bonds was reduced by Standard & Poor's Ratings Group ("S&P") from AAA to A, by Moody's Investor's Service, Inc. ("Moody's") from Aa to A1 and by Fitch Investors Services, Inc. ("Fitch") from AAA to A. There can be no assurance that California will not face substantial deficits in the current or future fiscal years. The rating on the State's general obligation bonds has been reduced in the past. These and other factors may have the effect of impairing the ability of the issuers of California Municipal Obligations to pay interest on, or repay principal of, such Municipal Obligations. You should obtain and review a copy of the SAI which more fully sets forth these and other risk factors. Other considerations relating to the Fund's investments in California Municipal Obligations are summarized in the SAI.


     LIMITING INVESTMENT RISKS AND CERTAIN RISK CONSIDERATIONS. The Fund is subject to a number of investment limitations. Certain limitations are matters of fundamental policy and may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares. The SAI describes all of the Fund's fundamental and non-fundamental investment restrictions.

     The investment objective, policies, restrictions, practices and procedures of the Fund, unless otherwise specified, may be changed without shareholder approval. If the Fund's investment objective, policies, restrictions, practices or procedures change, shareholders should consider whether the Fund remains an appropriate investment in light of their then current position and needs.

        The Fund is classified as a "non-diversified" investment company, as defined under the 1940 Act. However, the Fund intends to conduct its operations so that it will qualify under the Internal Revenue Code of 1986 (the "Code") as a "regulated investment company." To continue to qualify, among other require-
                                    Page 8

ments, the Fund will be required to limit its investments so that, at the close of each quarter of the taxable year, with respect to at least 50% of its total assets, not more than 5% of such assets will be invested in the securities of a single issuer. In addition, not more than 25% of the value of the Fund's total assets may be invested in the securities of a single issuer at the close of each quarter of the taxable year. The provisions of the Code place limits on the extent to which the Fund's portfolio may be non-diversified. Furthermore, under rules established by the SEC, the Fund may not purchase, with respect to 75% of its total assets, a security if, as a result, more than 5% of its total assets would be invested in the securities of any issuer. The Fund may invest more than 5% of its total assets in the securities of one issuer only if the securities are in the highest short-term rating category or are determined to be of comparable quality by Dreyfus.

        The ability of the Fund to meet its investment objective is subject to the ability of municipal issuers to meet their payment obligations. In addition, the Fund's portfolio will be affected by general changes in interest rates which may result in increases or decreases in the value of Fund holdings. Investors should recognize that, in periods of declining interest rates, the Fund's yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, the Fund's yield will tend to be somewhat lower. Also, when interest rates are falling, the influx of new money to the Fund will likely be invested in portfolio instruments producing lower yields than the balance of the Fund's portfolio, thereby reducing the Fund's current yield. In periods of rising interest rates, the opposite can be expected to occur.
        The Fund may invest without limit in California Municipal Obligations which are repayable out of revenue streams generated from economically related projects or facilities or whose issuers are located in the State of California. Sizable investments in these obligations could increase risk to the Fund should any of the related projects or facilities experience financial difficulties. To the extent the Fund may invest in private activity bonds, the Fund may invest only up to 5% of its total assets in bonds where payment of principal and interest are the responsibility of a company with less than three years operating history.


                           MANAGEMENT OF THE FUND

        INVESTMENT MANAGER. Dreyfus, located at 200 Park Avenue, New York, New York 10166, was formed in 1947. Dreyfus is a wholly-owned subsidiary of Mellon Bank, which is a wholly-owned subsidiary of Mellon Bank Corporation ("Mellon"). As of September 30, 1996, Dreyfus managed or administered approximately $81 billion in assets for more than 1.7 million investor accounts nationwide.


        Dreyfus serves as the Fund's investment manager pursuant to an Investment Management Agreement with the Fund dated November 20, 1995 (the "Investment Management Agreement"). Prior thereto, Dreyfus provided investment advisory services to the Fund pursuant to a prior investment management agreement (the "Prior Management Agreement"). Under the Investment Management Agreement, Dreyfus supervises and assists in the overall management of the Fund's affairs subject to the overall authority of the Trust's Board of Trustees in accordance with Massachusetts law. Pursuant to the Investment Management Agreement, Dreyfus provides, or arranges for one or more third parties to provide, investment advisory, administrative, custody, fund accounting and transfer agency services to the Fund. As the Fund's investment manager, Dreyfus manages the Fund by making investment decisions based on the Fund's investment objective, policies and restrictions.


        Mellon is a publicly owned multibank holding company incorporated under Pennsylvania law in 1971 and registered under the Bank Holding Company Act of 1956, as amended. Mellon provides a comprehensive range of financial products and services in domestic and selected international markets. Mellon is among the twenty-five largest bank holding companies in the United States based on total assets. Mellon's principal wholly-owned subsidiaries are Mellon Bank, Mellon Bank (DE) National Association, Mellon Bank (MD), The Boston Company, Inc., AFCO Credit Corporation and a number of companies known as Mellon Financial Services Corporations. Through its subsidiaries, including Dreyfus, Mellon managed approximately $220 billion in assets as of June 30, 1996, including $83 bil-
                                    Page 9

lion in mutual fund assets. As of June 30, 1996, Mellon, through various subsidiaries, provided non-investment services, such as custodial or administration services, for more than $876 billion in assets, including approximately $57 billion in mutual fund assets.


        Under the terms of the Prior Management Agreement, which was terminated on November 20, 1995, the Fund agreed to pay Dreyfus a fee, computed daily and paid monthly, at the annual rate of .35% of the Fund's average daily net assets. Under the Investment Management Agreement, the Fund pays a fee, computed daily and paid monthly, at the annual rate of .45% of the Fund's average daily net assets less certain expenses described below. Dreyfus has agreed to limit its management fee, or to reimburse the Fund for its expenses, in order to ensure that the Fund's total operating expenses do not exceed .35% of the Fund's average daily net assets for the period from November 20, 1995 through November 19, 1996. In addition, the Investment Management Agreement provides that certain redemption, exchange and account closeout charges are payable directly by the Fund's shareholders to the Fund's transfer agent and that the fee payable by the Fund to Dreyfus is not reduced by the amount of these charges payable to the transfer agent. Under the Investment Management Agreement, Dreyfus pays all of the expenses of the Fund except brokerage fees, taxes, interest, Rule 12b-1 fees (if applicable) and extraordinary expenses. Although Dreyfus is not obligated to pay for the fees and expenses of the non-interested Trustees (including counsel fees), Dreyfus is contractually required to reduce its investment management fee in an amount equal to the Fund's allocable share of such fees and expenses. From time to time, Dreyfus may waive additional investment management fees and/or assume certain expenses of the Fund (either voluntarily or pursuant to applicable state limitations), which would have the effect of lowering the overall expense ratio of the Fund and increasing yield to investors.


        For the fiscal year ended June 30, 1996, the Fund paid Dreyfus at the effective annual rate of .35% of its average daily net assets in investment management fees, less fees and expenses of the non-interested Trustees (including counsel fees), which reflects the fees under the Prior Management Agreement and the Investment Management Agreement, including an undertaking by Dreyfus in effect during such period.


        For the fiscal year ended June 30, 1996, total operating expenses (excluding Rule 12b-1 fees) of the Fund were 0.35% of the Fund's average daily net assets, which reflects an undertaking in effect during such period.




        Dreyfus may pay the Fund's distributor for shareholder services from Dreyfus' own assets, including past profits but not including the management fee paid by the Fund. The distributor may use part or all of such payments to pay securities dealers or others in respect of these services.

        In allocating brokerage transactions for the Fund, Dreyfus seeks to obtain the best execution of orders at the most favorable net price. Subject to this determination, Dreyfus may consider, among other things, the receipt of research services and/or the sale of shares of the Fund or other funds managed, advised or administered by Dreyfus as factors in the selection of broker-dealers to execute portfolio transactions for the Fund. See "Portfolio Transactions" in the SAI.
        Dreyfus is authorized to allocate purchase and sale orders for portfolio securities to certain financial institutions, including, in the case of agency transactions, financial institutions that are affiliated with Dreyfus or Mellon Bank or that have sold shares of the Fund, if Dreyfus believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms. From time to time, to the extent consistent with its investment objective, policies and restrictions, the Fund may invest in securities of companies with which Mellon Bank has a lending relationship.

        DISTRIBUTOR. The Fund's distributor is Premier Mutual Fund Services, Inc. The Distributor is located at 60 State Street, Boston, Massachusetts 02109. The Distributor is a wholly-owned subsidiary of FDI Distribution Services, Inc., a provider of mutual fund administration services, which in turn is a wholly-owned subsidiary of FDI Holding Inc., the parent company of which is Boston Institutional Group, Inc.

                                    Page 10


        CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT, AND SUB-ADMINISTRATOR. Mellon Bank (One Mellon Bank Center, Pittsburgh, Pennsylvania 15258) is the Fund's custodian. Dreyfus Transfer, Inc. (One American Express Plaza, Providence, Rhode Island 02903), a wholly-owned subsidiary of Dreyfus, serves as the Fund's transfer and dividend disbursing agent (the "Transfer Agent"). The Transfer Agent will receive the $5.00 exchange fee, the $5.00 account closeout fee, the $5.00 wire and Dreyfus TELETRANSFER redemption fees and the $2.00 checkwriting charge, described below. A sufficient number of your shares will be redeemed automatically to pay these amounts. These payments will not reduce the management fee payable by the Fund to Dreyfus. By purchasing Fund shares, you are deemed to have consented to this procedure. Premier Mutual Fund Services, Inc. is the Fund's sub-administrator and, pursuant to a Sub-Administration Agreement with Dreyfus, provides various administrative and corporate secretarial services to the Fund.

                             HOW TO BUY FUND SHARES
GENERAL. You can purchase Fund shares without a sales charge if you purchase them directly from the Distributor; you may be charged a nominal fee if you effect transactions in Fund shares through a securities dealer or broker, bank or other financial institution (collectively, "Agents"). Share certificates are issued only upon your written request. No certificates are issued for fractional shares. It is not recommended that the Fund be used as a vehicle for Keogh, IRA or other qualified plans. The Fund reserves the right to reject any purchase order.

        The minimum initial investment is $25,000. The Fund may waive its minimum initial investment requirement for new Fund accounts opened through an Agent whenever Dreyfus Institutional Services Division ("DISD") determines for the initial account opened through such Agent which is below the Fund's minimum initial investment requirement that the existing accounts in the Fund opened through that Agent have an average account size, or the Agent has adequate intent and access to funds to result in maintenance of accounts in the Fund opened through that Agent with an average account size, in an amount equal to or in excess of $25,000. DISD will periodically review the average size of the accounts opened through each Agent and, if necessary, reevaluate the Agent's intent and access to funds. DISD will discontinue the waiver as to new accounts to be opened through an Agent if DISD determines that the average size of accounts opened through that Agent is less than $25,000 and the Agent does not have the requisite intent and access to funds. Subsequent investments must be at least $1,000 (or at least $100 in the case of persons who have held Fund shares as of November 20, 1995). The initial investment must be accompanied by the Fund's Account Application.

        You may purchase Fund shares by check or wire, or through the Dreyfus TELETRANSFER Privilege described below. Checks should be made payable to "The Dreyfus Family of Funds." Payments to open new accounts which are mailed should be sent to The Dreyfus Family of Funds, P.O. Box 9387, Providence, Rhode Island 02940-9387, together with your Account Application. For subsequent investments, your Fund account number should appear on the check and an investment slip should be enclosed and sent to The Dreyfus Family of Funds, P.O. Box 105, Newark, New Jersey 07101-0105. Neither initial nor subsequent investments should be made by third party check. Purchase orders may be delivered in person only to a Dreyfus Financial Center. THESE ORDERS WILL BE FORWARDED TO THE FUND AND WILL BE PROCESSED ONLY UPON RECEIPT THEREBY. For the location of the nearest Dreyfus Financial Center, please call the telephone number listed under "General Information."
        Wire payments may be made if your bank account is in a commercial bank that is a member of the Federal Reserve System or any other bank having a correspondent bank in New York City. Immediately available funds may be transmitted by wire to Boston Safe Deposit and Trust Company, DDA# 043508 Dreyfus BASIC California Municipal Money Market Fund, for purchase of Fund shares in your name. The wire must include your Fund account number (for new accounts, your
                                    Page 11

Taxpayer Identification Number ("TIN") should be included instead), account registration and dealer number, if applicable. If your initial purchase of Fund shares is by wire, you should call 1-800-645-6561 after completing your wire payment in order to obtain your Fund account number. Please include your Fund account number on the Fund's Account Application and promptly mail the Account Application to the Fund, as no redemptions will be permitted until the Account Application is received. You may obtain further information about remitting funds in this manner from your bank. All payments should be made in U.S. dollars and, to avoid fees and delays, should be drawn only on U.S. banks. A charge will be imposed if any check used for investment in your account does not clear. The Fund makes available to certain large institutions the ability to issue purchase instructions through compatible computer facilities.
        Subsequent investments also may be made by electronic transfer of funds from an account maintained in a bank or other domestic financial institution that is an Automated Clearing House ("ACH") member. You must direct the institution to transmit immediately available funds through the ACH System to Boston Safe Deposit and Trust Company with instructions to credit your Fund account. The instructions must specify your Fund account registration and Fund account number PRECEDED BY THE DIGITS "4540."
        Federal regulations require that you provide a certified TIN upon opening or reopening an account. See "Dividends, Other Distributions and Taxes" and the Fund's Account Application for further information concerning this requirement. Failure to furnish a certified TIN to the Fund could subject you to a $50 penalty imposed by the Internal Revenue Service (the "IRS").
        NET ASSET VALUE PER SHARE ("NAV"). An investment portfolio's NAV refers to the worth of one share. The NAV for Fund shares, which are offered on a continuous basis, is calculated on the basis of amortized cost, which involves initially valuing a portfolio instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. The Fund intends to maintain a constant NAV of $1.00, although there is no assurance that this can be done on a continuing basis.
        The offering price of Fund shares is their NAV. Investments and requests to exchange or redeem shares received by the Fund before 4 p.m., Eastern time, on each day that the New York Stock Exchange is open (a "business day") are effective on, and will receive the price next determined, that business day. The NAV of the Fund is calculated two times each business day, at 12 noon and 4 p.m., Eastern time. Investment, exchange or redemption requests received after 4 p.m., Eastern time are effective on, and receive the first share price determined, the next business day.
        DREYFUS TELETRANSFER PRIVILEGE. You may purchase Fund shares (minimum $1,000 and maximum $150,000 per day) without charge by telephone if you have checked the appropriate box and supplied the necessary information on the Fund's Account Application or have filed a Shareholder Services Form with the Transfer Agent. The proceeds will be transferred between the bank account designated in one of these documents and your Fund account. Only a bank account maintained in a domestic financial institution which is an ACH member may be so designated. The Fund may modify or terminate this Privilege at any time or charge a service fee upon notice to shareholders. No fee is contemplated for purchases of Fund shares pursuant to this Privilege.
        If you have selected the Dreyfus TELETRANSFER Privilege, you may request a Dreyfus TELETRANSFER purchase of Fund shares by telephoning 1-800-645-6561 or, if calling from overseas, 516-794-5452.

                              SHAREHOLDER SERVICES


        Fund Exchanges. You may purchase, in exchange for shares of the Fund, shares of certain other funds managed or administered by Dreyfus, to the extent such shares are offered for sale in your state of residence. These funds have different investment objectives which may be of interest to you. If you desire
                                    Page 12

to use this service, please call 1-800-645-6561 to determine if it is available and whether any conditions are imposed on its use. YOU WILL BE CHARGED A $5.00 FEE FOR EACH EXCHANGE YOU MAKE OUT OF THE FUND (UNLESS YOU HAVE HELD FUND SHARES SINCE NOVEMBER 20, 1995). This fee will be deducted from your account and paid to the Transfer Agent.


        To request an exchange, you or your Agent acting on your behalf must give exchange instructions to the Transfer Agent in writing or by telephone. Before any exchange, you must obtain and should review a copy of the current prospectus of the fund into which the exchange is being made. Prospectuses may be obtained by calling 1-800-645-6561. The shares being exchanged must have a current value of at least $1,000; furthermore, when establishing a new account by exchange, the shares being exchanged must have a value of at least the minimum initial investment required for the fund into which the exchange is being made. The ability to issue exchange instructions by telephone is given to all Fund shareholders automatically, unless you check the relevant "No" box on the Account Application, indicating that you specifically refuse this Privilege. The Telephone Exchange Privilege may be established for an existing account by written request, signed by all shareholders on the account, by a separate Shareholder Services Form, available by calling 1-800-645-6561 or, by oral request from any of the authorized signatories on the account, also by calling 1-800-645-6561. If you previously have established the Telephone Exchange Privilege, you may telephone exchange instructions (including over The Dreyfus TouchRegistration Mark automated telephone system) by calling 1-800-645-6561. If you are calling from overseas, call 516-794-5452. See "How to Redeem Fund Shares_Procedures." Upon an exchange, the following shareholder services and privileges, as applicable and where available, will be automatically carried over to the fund into which the exchange is made: Telephone Exchange Privilege, Check Redemption Privilege, Wire Redemption Privilege, Telephone Redemption Privilege, Dreyfus TELETRANSFER Privilege and the dividends and distributions payment option (except for Dividend Sweep) selected by the investor. Shareholders are limited to four exchanges per calendar year.

        Shares will be exchanged at the next determined NAV; however, a sales load may be charged with respect to exchanges into funds sold with a sales load. If you are exchanging into a fund that charges a sales load, you may qualify for share prices which do not include the sales load or which reflect a reduced sales load, if the shares of the fund from which you are exchanging were: (a) purchased with a sales load, (b) acquired by a previous exchange from shares purchased with a sales load, or (c) acquired through reinvestment of dividends or other distributions paid with respect to the foregoing categories of shares. To qualify, at the time of the exchange you must notify the Transfer Agent or your Agent must notify the Distributor. Any such qualification is subject to confirmation of your holdings through a check of appropriate records. See "Fund Exchanges" in the SAI. The Fund reserves the right to reject any exchange request in whole or in part. The availability of fund exchanges may be modified or terminated at any time upon notice to shareholders.
        The exchange of shares of one fund for shares of another is treated for Federal income tax purposes as a sale of the shares given in exchange by the shareholder and, therefore, an exchanging shareholder may realize a taxable gain or loss.
DREYFUS DIVIDEND SWEEP

        Dreyfus Dividend Sweep enables you to invest automatically dividends or dividends and capital gain distributions, if any, paid by the fund in shares of certain other funds in the Dreyfus Family of Funds of which you are an investor. Shares of the other fund will be purchased at the then-current NAV; however, a sales load may be charged with respect to investments in shares of a fund sold with a sales load. If you are investing in a fund that charges a sales load, you may qualify for share prices which do not include the sales load or which reflect a reduced sales load. If you are investing in a fund that charges a contingent deferred sales charge, the shares purchased will be subject to the contingent deferred sales charge, if any, applicable to the purchased shares. See "Shareholder Services" in the SAI. For more information concerning this
                                    Page 13

privilege, or to request a Dividend Options Form, please call toll free 1-800-645-6561. You may cancel your participation in this privilege by mailing written notification to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671. To select a new fund after cancellation, you must submit a new Dividend Options Form. Enrollment in or cancellation of this Privilege is effective three business days following receipt. This Privilege is available only for existing accounts and may not be used to open new accounts. Minimum subsequent investments do not apply. The Fund may modify or terminate this Privilege at any time or charge a service fee. No such fee currently is contemplated.

                            HOW TO REDEEM FUND SHARES
GENERAL. You may request redemption of your shares at any time. Redemption requests should be transmitted to the Transfer Agent as described below. When a request is received in proper form, the Fund will redeem the shares at the next determined NAV as described below.
        YOU WILL BE CHARGED $5.00 WHEN YOU REDEEM ALL SHARES IN YOUR ACCOUNT OR YOUR ACCOUNT IS OTHERWISE CLOSED OUT (UNLESS YOU HAVE HELD FUND SHARES SINCE NOVEMBER 20, 1995). The fee will be deducted from your redemption proceeds and paid to the Transfer Agent. The account closeout fee does not apply to exchanges out of the Fund or to wire or Dreyfus TELETRANSFER redemptions, for each of which a $5.00 fee applies. Agents may charge a nominal fee for effecting redemptions of Fund shares. Any certificates representing Fund shares being redeemed must be submitted with the redemption request. The value of the shares redeemed may be more or less than their original cost, depending upon the Fund's then current NAV.
        The Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the SEC. HOWEVER, IF YOU HAVE PURCHASED FUND SHARES BY CHECK OR BY THE DREYFUS TELETRANSFER PRIVILEGE AND SUBSEQUENTLY SUBMIT A WRITTEN REDEMPTION REQUEST TO THE TRANSFER AGENT, THE REDEMPTION PROCEEDS WILL BE TRANSMITTED TO YOU PROMPTLY UPON BANK CLEARANCE OF YOUR PURCHASE CHECK OR DREYFUS TELETRANSFER PURCHASE ORDER, WHICH MAY TAKE UP TO EIGHT BUSINESS DAYS OR MORE. IN ADDITION, THE FUND WILL NOT HONOR REDEMPTION CHECKS UNDER THE CHECK REDEMPTION PRIVILEGE, AND WILL REJECT REQUESTS TO REDEEM SHARES BY WIRE OR TELEPHONE OR PURSUANT TO THE DREYFUS TELETRANSFER PRIVILEGE FOR A PERIOD OF EIGHT BUSINESS DAYS AFTER RECEIPT BY THE TRANSFER AGENT OF THE PURCHASE CHECK OR THE DREYFUS TELETRANSFER PURCHASE ORDER AGAINST WHICH SUCH REDEMPTION IS REQUESTED. THESE PROCEDURES WILL NOT APPLY IF YOUR SHARES WERE PURCHASED BY WIRE PAYMENT, OR IF YOU OTHERWISE HAVE A SUFFICIENT COLLECTED BALANCE IN YOUR ACCOUNT TO COVER THE REDEMPTION REQUEST. PRIOR TO THE TIME ANY REDEMPTION IS EFFECTIVE, DIVIDENDS ON SUCH SHARES WILL ACCRUE AND BE PAYABLE, AND YOU WILL BE ENTITLED TO EXERCISE ALL OTHER RIGHTS OF BENEFICIAL OWNERSHIP. Fund shares will not be redeemed until the Transfer Agent has received your Account Application.
        The Fund reserves the right to redeem your account at its option upon not less than 45 days' written notice if the net asset value of your account is $10,000 or less ($500 or less in the case of Fund shareholders as of November 20, 1995) and remains at or below such amount during the notice period. The $5.00 account closeout fee would be charged in such case.
        PROCEDURES. You may redeem Fund shares by using the regular redemption procedure through the Transfer Agent, the Check Redemption Privilege, the Wire Redemption Privilege, the Telephone Redemption Privilege or through the Dreyfus TELETRANSFER Privilege. Other redemption procedures may be in effect for clients of certain Agents and institutions. The Fund makes available to certain large institutions the ability to issue redemption instructions through compatible computer facilities.
        You may redeem Fund shares by telephone if you have checked the appropriate box on the Fund's Account Application or have filed a Shareholder Services Form with the Transfer Agent. If you select a telephone redemption privilege or Telephone Exchange Privilege (which is granted automatically unless
                                    Page 14

you refuse it), you authorize the Transfer Agent to act on telephone instructions (including over The Dreyfus TouchRegistration Mark automated telephone system) from any person representing himself or herself to be you, or a representative of your Agent, and reasonably believed by the Transfer Agent to be genuine. The Fund will require the Transfer Agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if it does not follow such procedures, the Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions. Neither the Fund nor the Transfer Agent will be liable for following telephone instructions reasonably believed to be genuine.
        During times of drastic economic or market conditions, you may experience difficulty in contacting the Transfer Agent by telephone to request a redemption or an exchange of Fund shares. In such cases, you should consider using the other redemption procedures described herein. Use of these other redemption procedures may result in your redemption request being processed at a later time than it would have been if telephone redemption had been used.
        REGULAR REDEMPTION. Under the regular redemption procedure, you may redeem your shares by written request mailed to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671. Redemption requests may be delivered in person only to a Dreyfus Financial Center. THESE REQUESTS WILL BE FORWARDED TO THE FUND AND WILL BE PROCESSED ONLY UPON RECEIPT THEREBY. For the location of the nearest financial center, please call the telephone number listed under "General Information." Redemption requests must be signed by each shareholder, including each owner of a joint account, and each signature must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP"), and the Stock Exchanges Medallion Program. For more information with respect to signature-guarantees, please call the telephone number listed under "General Information."
        Redemption proceeds of at least $5,000 will be wired to any member bank of the Federal Reserve System in accordance with a written signature-guaranteed request.
        CHECK REDEMPTION PRIVILEGE. You may request on the Account Application, Shareholder Services Form or by later written request that the Fund provide Redemption Checks drawn on the Fund's account. Redemption Checks may be made payable to the order of any person in the amount of $1,000 or more. Redemption Checks should not be used to close your account. Your account will be charged $2.00 for each Redemption Check you write (unless you have held Fund shares since November 20, 1995). In addition, the Transfer Agent will impose a fee for stopping payment of a Redemption Check upon your request or if the Transfer Agent cannot honor the Redemption Check due to insufficient funds or other valid reason. The Fund may return an unpaid Redemption Check that would draw your account balance below $5.00 and you may be subject to extra charges. You should date your Redemption Checks with the current date when you write them. Please do not postdate your Redemption Checks. If you do, the Transfer Agent will honor, upon presentment, even if presented before the date of the check, all postdated Redemption Checks which are dated within six months of presentment for payment, if they are otherwise in good order. Shares for which certificates have been issued may not be redeemed by Redemption Check. This Privilege may be modified or terminated at any time by the Fund or the Transfer Agent upon notice to shareholders.

        WIRE REDEMPTION PRIVILEGE. You may request by wire or telephone that redemption proceeds (minimum $5,000) be wired to your account at a bank which is a member of the Federal Reserve System, or a correspondent bank if your bank is not a member. You will be charged a $5.00 wire redemption fee for each wire redemption (unless you have held Fund shares since November 20, 1995), which will be deducted from your account and paid to the Transfer Agent. To establish the Wire Redemption
                                    Page 15

Privilege, you must check the appropriate box and supply the necessary information on the Fund's Account Application or file a Shareholder Services Form with the Transfer Agent. You may direct that redemption proceeds be paid by check (maximum $150,000 per day) made out to the owners of record and mailed to your address. Redemption proceeds of less than $5,000 will be paid automatically by check. Holders of jointly registered Fund or bank accounts may have redemption proceeds of only up to $250,000 wired within any 30-day period. You may telephone redemption requests by calling 1-800-645-6561 or, if calling from overseas, 516-794-5452. The Fund reserves the right to refuse any redemption request, including requests made shortly after a change of address, and may limit the amount involved or the number of such requests. This Privilege may be modified or terminated at any time by the Transfer Agent or the Fund. The Fund's SAI sets forth instructions for transmitting redemption requests by wire. Shares for which certificates have been issued are not eligible for this Privilege.

        TELEPHONE REDEMPTION PRIVILEGE. You may redeem Fund shares (maximum $150,000 per day) by telephone if you checked the appropriate box on the Fund's Account Application or have filed a Shareholder Services Form with the Transfer Agent. The redemption proceeds will be paid by check and mailed to your address. You may telephone redemption instructions by calling 1-800-645-6561 or, if calling from overseas, 516-794-5452. The Fund reserves the right to refuse any request made by telephone, including requests made shortly after a change of address, and may limit the amount involved or the number of such requests. This Privilege may be modified or terminated at any time by the Transfer Agent or the Fund. Shares for which certificates have been issued are not eligible for this Privilege.
        DREYFUS TELETRANSFER PRIVILEGE. You may redeem Fund shares (minimum $1,000 per day) by telephone if you have checked the appropriate box and supplied the necessary information on the Fund's Account Application or have filed a Shareholder Services Form with the Transfer Agent. The proceeds will be transferred between your Fund account and the bank account designated in one of these documents. Only such an account maintained in a domestic financial institution which is an ACH member may be so designated. Redemption proceeds will be on deposit in your account at an ACH member bank ordinarily two days after receipt of the redemption request or, at your request, paid by check (maximum $150,000 per day) and mailed to your address. Holders of jointly registered Fund or bank accounts may redeem through the Dreyfus TELETRANSFER Privilege for transfer to their bank account only up to $250,000 within any 30-day period. The Fund reserves the right to refuse any request made by telephone, including requests made shortly after a change of address, and may limit the amount involved or the number of such requests. The Fund may modify or terminate this Privilege at any time. Your account will be charged $5.00 for each redemption effected pursuant to this Privilege (unless you have held Fund shares since November 20, 1995).
        If you have selected the Dreyfus TELETRANSFER Privilege, you may request a Dreyfus TELETRANSFER redemption of Fund shares by telephoning 1-800-645-6561 or, if calling from overseas, 516-794-5452. Shares issued in certificate form are not eligible for this Privilege.
                           PERFORMANCE INFORMATION
        From time to time, the Fund may advertise its yield and tax-equivalent yield. YIELD AND TAX-EQUIVALENT YIELD FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. It can be expected that these yield figures will fluctuate substantially.
        The Fund's "yield" refers to the income generated by an investment in the Fund over a seven-day period identified in the advertisement. This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly, but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. The Fund's "yield" and "effective yield" may reflect absorbed
                                    Page 16

expenses pursuant to any undertaking that may be in effect. See "Management of the Fund." Since yields fluctuate, yield data cannot necessarily be used to compare an investment in the Fund with bank deposits, savings accounts, and similar investment alternatives which often provide an agreed-upon or guaranteed fixed yield for a stated period of time, or other investment companies which may use a different method of computing yield. The Fund's tax-equivalent yield shows the level of taxable yield needed to produce an after-tax equivalent to the Fund's tax-free yield. This is done by increasing the Fund's yield by the amount necessary to reflect the payment of federal income tax (and state income tax, if applicable) at a stated tax rate.
        Any fees charged by an Agent directly to its customers' account in connection with investments in the Fund will not be included in calculations of yield.
        The Fund may compare its performance with various industry standards of performance including Lipper Analytical Services, Inc. ratings. Performance rankings as reported in CHANGING TIMES, BUSINESS WEEK, INSTITUTIONAL INVESTOR, THE WALL STREET JOURNAL, IBC/DONOGHUE'S MONEY FUND REPORT, MUTUAL FUND FORECASTER, NO LOAD INVESTOR, MONEY MAGAZINE, MORNINGSTAR MUTUAL FUND VALUES, U.S. NEWS AND WORLD REPORT, FORBES, FORTUNE, BARRON'S and similar publications may also be used in comparing the Fund's performance. Furthermore, the Fund may quote its yields in advertisements or in shareholder reports.
                   DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES
        The Fund declares daily and pays monthly (on the first business day of the following month) dividends from its net investment income, if any, and distributes any net long-term capital gains on an annual basis. The Board of Trustees may elect not to distribute capital gains in whole or in part to take advantage of capital loss carryovers.
        Unless you choose to receive dividend and/or capital gains distributions in cash, your distributions will be automatically reinvested in additional shares at NAV. You may change the method of receiving distributions at any time by writing to the Fund. Checks which are sent to shareholders who have requested distributions to be paid in cash and which are subsequently returned by the United States Postal Service as not deliverable or which remain uncashed for six months or more will be reinvested in additional Fund shares in the shareholder's account at the then current NAV. Subsequent Fund distributions will be automatically reinvested in additional Fund shares in the shareholder's account.
        Shares purchased on a day on which the Fund calculates its NAV will not begin to accrue dividends until the following business day. Except as provided below, redemption orders effected on any particular day will receive all dividends declared through the day of redemption. However, if immediately available funds are received by the Transfer Agent prior to 12:00 noon, Eastern time, you may receive the dividend declared on the day of purchase. You will not receive the dividends declared on the day of redemption if the redemption order is placed prior to 12:00 noon, Eastern time.
        It is expected that the Fund will qualify for treatment as a regulated investment company under the Code so that it will be relieved of Federal income tax on that part of its investment company taxable income (consisting generally of taxable net investment income and net short-term capital gain) and net capital gain (the excess of net long-term capital gain over net short-term capital loss) that is distributed to its shareholders. In addition, the Fund intends to continue to qualify to pay "exempt-interest" dividends, which requires, among other things, that at the close of each quarter of its taxable year at least 50% of the value of its total assets must consist of municipal securities.
        Dividends from the Fund's investment company taxable income are taxable to you as ordinary income, to the extent of the Fund's earnings and profits. Distributions by the Fund that are designated by it as "exempt-interest dividends" generally may be excluded by you from your gross income. Distributions by the Fund of net capital gain, when designated as such, are taxable to you as long-term capital gains, regardless of the length of time you have owned your shares.
                                    Page 17

        Interest on indebtedness incurred or continued to purchase or carry shares of the Fund will not be deductible for Federal income tax purposes to the extent that the Fund's distributions (other than capital gains distributions) consist of exempt-interest dividends. The Fund may invest in "private activity bonds," the interest on which is treated as a tax preference item for shareholders in determining their liability for the alternative minimum tax. Proposals may be introduced before Congress for the purpose of restricting or eliminating the Federal income tax exemption for interest on municipal securities. If such a proposal were enacted, the availability of such securities for investment by the Fund and the value of its portfolio would be affected. In such event, the Fund would reevaluate its investment objective and policies.
        Dividends and other distributions, to the extent taxable, are taxable to you regardless of whether they are received in cash or reinvested in additional Fund shares, even if the value of your shares is below your cost. If you purchase shares shortly before a taxable distribution (i.e., any distribution other than an exempt-interest dividend paid by the Fund), you must pay income taxes on the distribution, even though the value of your investment (plus cash received, if any) remains the same. In addition, the share price at the time you purchase shares may include unrealized gains in the securities held in the Fund. If these portfolio securities are subsequently sold and the gains are realized, they will, to the extent not offset by capital losses, be paid to you as a capital gain distribution and will be taxable to you.
        In January of each year, the Fund will send you a Form 1099-DIV notifying you of the status for Federal income tax purposes of your distributions for the preceding year. The Fund also will advise shareholders of the percentage, if any, of the dividends paid by the Fund that are exempt from Federal income tax and the portion, if any, of those dividends that is a tax preference item for purposes of the alternative minimum tax.
        You must furnish the Fund with your taxpayer identification number ("TIN") and state whether you are subject to withholding for prior under-reporting, certified under penalties of perjury as prescribed by the Code and the regulations thereunder. Unless previously furnished, investments received without such a certification will be returned. The Fund is required to withhold a portion of all dividends, capital gains distributions and redemption proceeds payable to any individuals and certain other non-corporate shareholders who do not provide the Fund with a correct TIN; withholding from dividends and capital gains distributions also is required for such shareholders who otherwise are subject to backup withholding.
        In addition, in order to avoid the application of a 4% nondeductible excise tax on certain undistributed amounts of ordinary income and capital gains, the Fund may make an additional distribution shortly before December
31 in each year of any undistributed ordinary (taxable) income or capital gains and expects to pay any other dividends and distributions necessary to avoid the application of this tax.
        The foregoing is only a summary of some of the important tax considerations generally affecting the Fund and its shareholders; see the SAI for a further discussion. There may be other federal, state or local tax considerations applicable to a particular investor; for example, the Fund's dividends may be wholly or partly taxable under state and/or local laws. You therefore are urged to consult your own tax adviser.
                             GENERAL INFORMATION

        The Trust was organized as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts on March 28, 1983 under the name The Boston Company Tax-Free Municipal Funds, changed its name to The Laurel Tax-Free Municipal Funds on March 31, 1994, and changed its name again to The Dreyfus/Laurel Tax-Free Municipal Funds on October 17, 1994. The Trust is authorized to issue an unlimited number of shares of beneficial interest, each without par value. The Trust may also create an unlimited number of separate investment portfolios (each a "fund"). Effective November 20, 1995 the Fund's "Investor" and "Class R" designations were eliminated, the Fund
                                    Page 18

became a single class fund and the Fund's name changed from Dreyfus/Laurel California Tax-Free Money Fund to Dreyfus BASIC California Municipal Money Market Fund. The Trust is registered with the SEC as an open-end management investment company, commonly known as a mutual fund. The Trust may in the future seek to achieve the Fund's investment objective by investing all of the Fund's assets in another investment company having the same investment objective and substantially the same investment policies and restrictions as those applicable to the Fund. Shareholders of the Fund will be given at least 30 days' prior notice of any such investment.



        Each share (regardless of class) has one vote. All shares of all funds (and classes thereof) vote together as a single class, except as to any matter for which a separate vote of any fund or class is required by the 1940 Act, and except as to any matter which affects the interests of one or more particular funds or classes, in which case only the shareholders of the affected funds or classes are entitled to vote, each as a separate class.
        Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for the Fund to hold annual meetings of shareholders. As a result, Fund shareholders may not consider each year the election of Trustees or the appointment of auditors. However, pursuant to the Trust's By-Laws, the holders of at least 10% of the shares outstanding and entitled to vote may require the Trust to hold a special meeting of shareholders for purposes of removing a Trustee from office and for any other purpose. Trust shareholders may remove a Trustee by the affirmative vote of two-thirds of the Trust's outstanding voting shares. In addition, the Board of Trustees will call a meeting of shareholders for the purpose of electing Trustees if, at any time, less than a majority of the Trustees then holding office have been elected by shareholders.
        The Transfer Agent maintains a record of your ownership and will send you confirmations and statements of account.
       Shareholder inquiries may be made by writing to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or by calling toll free 1-800-645-6561.
        NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND IN THE FUND'S OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFER OF THE FUND'S SHARES, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFERING MAY NOT LAWFULLY BE MADE.
                                    Page 19

BASIC California Municipal Money Market Fund
Prospectus

Registration Mark

Copy Rights 1996 Dreyfus Service Corporation
                                      307/707p110196
                                    Page 20


------------------------------------------------------------------------------

PROSPECTUS                                                    NOVEMBER 1, 1996

           DREYFUS BASIC NEW YORK MUNICIPAL MONEY MARKET FUND
------------------------------------------------------------------------------
        THE DREYFUS BASIC NEW YORK MUNICIPAL MONEY MARKET FUND (FORMERLY, THE DREYFUS/LAUREL NEW YORK TAX-FREE MONEY FUND) (THE "FUND") IS A SEPARATE, NON-DIVERSIFIED PORTFOLIO OF THE DREYFUS/LAUREL TAX-FREE MUNICIPAL FUNDS (THE "TRUST"), AN OPEN-END MANAGEMENT INVESTMENT COMPANY KNOWN AS A MUTUAL FUND. THE FUND SEEKS TO PROVIDE A HIGH LEVEL OF CURRENT INCOME EXEMPT FROM FEDERAL INCOME TAXES AND NEW YORK STATE AND NEW YORK CITY PERSONAL INCOME TAXES TO
THE EXTENT CONSISTENT WITH THE PRESERVATION OF CAPITAL AND THE MAINTENANCE OF LIQUIDITY BY INVESTING IN HIGH QUALITY, SHORT-TERM MUNICIPAL SECURITIES.
        SHARES OF THE FUND ARE SOLD WITHOUT A SALES LOAD.
        YOU CAN PURCHASE OR REDEEM SHARES BY TELEPHONE USING THE DREYFUS TELETRANSFER PRIVILEGE.
        THE DREYFUS CORPORATION SERVES AS THE FUND'S INVESTMENT MANAGER. THE DREYFUS CORPORATION IS REFERRED TO AS "DREYFUS."

          AN INVESTMENT IN THE FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE. SINCE THE FUND MAY INVEST A SIGNIFICANT PORTION OF ITS ASSETS IN THE SECURITIES OF A SINGLE ISSUER, AN INVESTMENT IN THE FUND MAY INVOLVE GREATER RISK THAN INVESTMENTS IN CERTAIN OTHER TYPES OF MONEY MARKET FUNDS.

        THIS PROSPECTUS SETS FORTH CONCISELY INFORMATION ABOUT THE FUND THAT YOU SHOULD KNOW BEFORE INVESTING. IT SHOULD BE READ CAREFULLY BEFORE YOU INVEST AND RETAINED FOR FUTURE REFERENCE.

        THE STATEMENT OF ADDITIONAL INFORMATION DATED NOVEMBER 1, 1996 (THE "SAI"), WHICH MAY BE REVISED FROM TIME TO TIME, PROVIDES A FURTHER DISCUSSION OF CERTAIN AREAS IN THIS PROSPECTUS AND OTHER MATTERS WHICH MAY BE OF INTEREST TO SOME INVESTORS. IT HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ("SEC") AND IS INCORPORATED HEREIN BY REFERENCE. THE SEC MAINTAINS A WEB SITE (HTTP://WWW.SEC.GOV) THAT CONTAINS THE SAI, MATERIAL INCORPORATED BY REFERENCE, AND OTHER INFORMATION REGARDING THE FUND. FOR A FREE COPY OF THE SAI, WRITE TO THE FUND AT 144 GLENN CURTISS BOULEVARD, UNIONDALE, NEW YORK 11556-0144, OR CALL 1-800-645-6561. WHEN TELEPHONING, ASK FOR OPERATOR 144.

        MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. ALL MONEY MARKET FUNDS INVOLVE CERTAIN INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

        THE FEES TO WHICH THE FUND IS SUBJECT ARE SUMMARIZED IN THE "EXPENSE SUMMARY" SECTION OF THE FUND'S PROSPECTUS. THE FUND PAYS AN AFFILIATE OF MELLON BANK, N.A. ("MELLON BANK") TO BE ITS INVESTMENT MANAGER. MELLON BANK OR AN AFFILIATE MAY BE PAID FOR PERFORMING OTHER SERVICES FOR THE FUND, SUCH AS CUSTODIAN, TRANSFER AGENT OR FUND ACCOUNTANT SERVICES. THE FUND IS DISTRIBUTED BY PREMIER MUTUAL FUND SERVICES, INC. (THE "DISTRIBUTOR").

------------------------------------------------------------------------------
        THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION
TO THE CONTRARY IS A CRIMINAL OFFENSE.
------------------------------------------------------------------------------


                              TABLE OF CONTENTS
EXPENSE SUMMARY.................................                  4
FINANCIAL HIGHLIGHTS............................                  5
DESCRIPTION OF THE FUND.........................                  6
MANAGEMENT OF THE FUND..........................                  9
HOW TO BUY FUND SHARES..........................                 11
SHAREHOLDER SERVICES............................                 13
HOW TO REDEEM FUND SHARES.......................                 14
PERFORMANCE INFORMATION.........................                 17
DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES........                 17
GENERAL INFORMATION.............................                 19

                                    Page 2

[This Page Intentionally Left Blank]
                                    Page 3


EXPENSE SUMMARY
SHAREHOLDER TRANSACTION EXPENSES:
    Check Redemption Fee...........................................                         $2.00
    Exchange Fee...................................................                         $5.00
    Account Closeout Fee...........................................                         $5.00
ESTIMATED ANNUAL FUND OPERATING EXPENSES:
  (as a percentage of net assets)
  Management Fee ..................................................                          .45%
  Other Expenses*..................................................                          .00%
                                                                                             -----
  Total Fund Operating Expenses....................................                          .45%


 EXAMPLE:
              You would pay the following expenses
              on a $1,000 investment, assuming (1) a 5% annual
              return and (2) redemption at the end of each
              time period:
                                            1 YEAR                                          $ 10
                                            3 YEARS                                         $ 19
                                            5 YEARS                                         $ 30
                                           10 YEARS                                         $ 62


* Does not include fees and expenses of the non-interested Trustees (including counsel). The investment manager is contractually required to reduce its Management Fee in an amount equal to the Fund's allocable portion of such fees and expenses, which are estimated to be 0.01% of the Fund's net assets. (See "Management of the Fund.")

------------------------------------------------------------------------------
        THE AMOUNTS LISTED IN THE EXAMPLE SHOULD NOT BE CONSIDERED AS REPRESENTATIVE OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE INDICATED. MOREOVER, WHILE THE EXAMPLE ASSUMES A 5% ANNUAL RETURN, THE FUND'S ACTUAL PERFORMANCE WILL VARY AND MAY RESULT IN AN ACTUAL RETURN GREATER OR LESS THAN 5%.
------------------------------------------------------------------------------

        The purpose of the foregoing table is to assist you in understanding the various costs and expenses that investors will bear, directly or indirectly, the payment of which will reduce investors' return on an annual basis. The information in the foregoing table does not reflect any fee waiver or expense reimbursement arrangements that may be in effect. Effective December 8, 1995, the Fund adopted a new Investment Management Agreement pursuant to which it pays Dreyfus a fee at the annual rate of .45 of 1% of the value of the Fund's average daily net assets. Dreyfus has agreed until December 7, 1996, to limit its management fee, or to reimburse the Fund for its expenses, in order to ensure that the Fund's total operating expenses do not exceed .35 of 1% of the value of the Fund's average daily net assets. The expenses noted above, taking into account such limitations or reimbursement, would be: Management Fees_.35%; Other Expenses_.00%; and Total Fund Operating Expenses_.35%. In addition, unlike certain other funds in the Dreyfus Family of Funds, the Fund will charge your account $2.00 for each redemption check you write; you also will be charged $5.00 for each exchange out of the Fund, wire redemption or Dreyfus TELETRANSFER redemption you make and a $5.00 account closeout fee. These charges will be paid to the Fund's transfer agent. See "How to Buy Fund Shares" and "How to Redeem Fund Shares."

                                    Page 4

                           FINANCIAL HIGHLIGHTS

        The following table is based upon a single share outstanding throughout each year or period and should be read in conjunction with the financial statements and related notes that appear in the Fund's Annual Report dated June 30, 1996, and are incorporated by reference into the SAI. The financial statements and related notes, as well as the information in the table below insofar as it relates to the fiscal years or period ended June 30, 1994, 1995 and 1996, have been audited by KPMG Peat Marwick LLP, independent auditors, whose report thereon appears in the Fund's Annual Report. The information in the table below for the years or periods prior to the fiscal period ended June 30, 1994, has been audited by other independent auditors.


DREYFUS BASIC NEW YORK MUNICIPAL MONEY MARKET FUND
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR OR PERIOD.*

                                                                                                   PERIOD     YEAR       YEAR
                                                                                                    Ended     Ended      Ended
                                                  YEAR OR PERIOD ENDED NOVEMBER 30,                JUNE 30,  JUNE 30,   JUNE 30,
                                            --------------------------------------------------
                                             1988     1989     1990     1991     1992    1993        1994#     1995#      1996
                                             -----    -----    -----    -----    -----   -----      -------   -------    -------
Net asset value, beginning of period         $1.00    $1.00    $1.00    $1.00    $1.00   $1.00       $1.00     $1.00      $1.00
                                             -----    -----    -----    -----    -----   -----       -----     -----      -----
Income from investment operations:
Net Investment Income****....                0.032    0.058    0.054    0.046    0.031   0.021       0.012     0.029      0.031
LESS DISTRIBUTIONS:
Dividends from net investment income        (0.032)  (0.058)  (0.054)  (0.046)  (0.031) (0.021)     (0.012)   (0.029)    (0.031)
Dividends from net realized capital gains      ._       ._       ._       ._       ._***   ._          ._        ._         ._
Net asset value, end of period               $1.00    $1.00    $1.00    $1.00    $1.00   $1.00       $1.00     $1.00      $1.00
                                             =====    =====    =====    =====    =====   =====       =====     =====      =====
Total Return.................                 3.19%    5.90%    5.53%    4.65%    3.10%   2.15%       1.23%     2.95%      3.14%
                                             -----    -----    -----    -----    -----   -----       -----     -----      -----
RATIO TO AVERAGE NET ASSETS
SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)        $8,929  $14,129  $16,870  $15,989  $11,183  $9,356      $8,011   $21,739   $156,491
Ratio of expenses to average net assets       0.65%**  0.32%    0.32%    0.32%    0.32%   0.31%       0.44%**   0.60%      0.43%##
Ratio of net investment income
to average net assets........                 4.33%**  5.73%    5.38%    4.58%    3.08%   2.13%       2.12%**   2.97%      3.43%


  * The Fund commenced operations on March 2, 1988. On February 1, 1993, existing shares of the Fund were designated the Retail Class and the Fund began offering the Institutional Class and Investment Class of shares. Effective April 4, 1994, the Retail and Institutional Classes were reclassified as a single class of shares known as Investor shares and the Investment Class shares were reclassified as Trust shares. Effective October 17, 1994, the Trust shares were redesignated as Class R shares. The Fund's Investor shares were subject to a Distribution Plan adopted by the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940, under which the Fund paid a fee of 0.25% of average daily net assets attributable to Investor shares for shareholder servicing and activities and expenses primarily intended to result in the sale of Investor shares. Effective December 8, 1995, the Fund's "Investor" and "Class R" designations were eliminated and the Fund became a single class fund without a class designation and its Distribution Plan was terminated.
    The Financial Highlights for the fiscal year ended June 30, 1996 were calculated using the performance of an Investor share outstanding from July 1, 1995 to December 7, 1995, and the performance of a Fund share outstanding from December 8, 1995 to June 30, 1996.
    The Financial Highlights for the year ended June 30, 1995 are based upon an Investor share outstanding. The amounts shown for the period ended June 30, 1994 were calculated using the performance of a Retail share outstanding from December 1, 1993 to April 3, 1994, and the performance of an Investor share outstanding from April 4, 1994 to June 30, 1994. The Financial Highlights for the year ended November 30, 1993 and prior periods are based upon a Retail share outstanding. The Financial Highlights for periods prior to December 8, 1995 do not reflect the effect of the termination of the Fund's Distribution Plan or the implementation of the new Investment Management Agreement, both effective December 8, 1995. See "Management of the Fund -- Investment Manager."

  **Annualized
 ***Amount represents less than .001 per Investor share for the year ended November 30, 1992.
****Net investment income per share before waiver of fees and reimbursement of expenses by the investment manager and/or custodian and/or transfer agent for the period ended June 30, 1994 and for the years ended
    November 30, 1993, 1992, 1991, 1990, 1989 and for the period ended November 30, 1988 were $0.009, $0.008, $0.024, $0.040, $0.047, $0.050 and $0.026, respectively.
   +Annualized expense ratios before voluntary waiver of fees and reimbursement of expenses by the investment manager and/or custodian and/or transfer agent for the year ended June 30, 1996, period ended
    June 30, 1994, and for the years ended November 30, 1993, 1992, 1991, 1990, 1989, and for the period ended November 30, 1988 were 0.52%, 0.97%, 1.29%, 1.03%, 0.93%, 1.03%, 1.10%, and 1.42%, respectively.
  ++Total return represents aggregate total return for the periods indicated.

  # The Fund changed its fiscal year end to June 30. Prior to this, the Fund's fiscal year end was November 30. Prior to April 4, 1994, The Boston Company Advisors, Inc. served as the Fund's investment manager. From April 4, 1994 through October 16, 1994, Mellon Bank served as the Fund's investment manager. Effective October 17, 1994, Dreyfus began serving as the Fund's investment manager.


 ## The expense ratio for the fiscal year ended June 30, 1996 includes the expenses attributable to the Fund's Distribution Plan, which was terminated on December 8, 1995, for the period from July 1, 1995 through December 7, 1995. No distribution or shareholder servicing expenses were incurred for the period from December 8, 1995 through June 30, 1996.

                                    Page 5

                          DESCRIPTION OF THE FUND
INVESTMENT OBJECTIVE AND POLICIES
        The Fund seeks to provide a high level of current income exempt from Federal income taxes and New York State and New York City personal income taxes to the extent consistent with the preservation of capital and the maintenance of liquidity. The Fund seeks to achieve its objective by investing in debt obligations issued by the State of New York, its political subdivisions, municipalities and public authorities and in municipal obligations issued by other governmental entities if, in the opinion of counsel to the respective issuers, the interest from such obligations is excluded from gross income for Federal, New York State and New York City income tax purposes ("New York Municipal Obligations").
        Under normal market conditions, the Fund attempts to invest 100%, and will invest a minimum of 80%, of its total assets in New York Municipal Obligations. When, in the opinion of Dreyfus, adverse market conditions exist for New York Municipal Obligations, and a "defensive" investment posture is warranted, the Fund may temporarily invest more than 20% of its total assets in money market instruments having maturity and quality characteristics comparable to those (discussed below) for New York Municipal Obligations, but which produce income exempt from Federal but not New York State or New York City personal income taxes for resident shareholders of New York, or more than 20% of its total assets in taxable obligations (including obligations the interest on which is included in the calculation of alternative minimum tax for individuals). Periods when a defensive posture is warranted include those periods when the Fund's monies available for investment exceed the New York Municipal Obligations available for purchase to meet the Fund's rating, maturity and other investment criteria. The Fund does not anticipate that it will find it necessary to make any investments in securities the interest from which is not exempt from Federal income and the New York State or New York City personal income taxes. The Fund's policy of investing a minimum of 80% of its total assets in New York Municipal Obligations is a fundamental policy of the Fund.
        The Fund pursues its objective by investing in a varied portfolio of high quality, short-term New York Municipal Obligations.

        The New York Municipal Obligations purchased by the Fund consist of:
(1) municipal bonds; (2) municipal notes; and (3) municipal commercial paper. The Fund will limit its portfolio investments to securities that, at the time of acquisition, (i) are rated in the two highest short-term rating categories by at least two nationally recognized statistical rating organizations (or by one organization if only one organization has rated the security), (ii) if not rated, are obligations of an issuer whose other outstanding short-term debt obligations are so rated, or (iii) if not rated, are of comparable quality, as determined by Dreyfus in accordance with procedures established by the Board of Trustees. The Fund will limit its investments to securities that present minimal credit risk, as determined by Dreyfus under procedures established by the Trust's Board of Trustees.


        Because many issuers of New York Municipal Obligations may choose not to have their obligations rated, it is possible that a large portion of the Fund's portfolio may consist of unrated obligations. Unrated obligations are not necessarily of lower quality than rated obligations, but to the extent the Fund invests in unrated obligations, the Fund will be more reliant on Dreyfus' judgment, analysis and experience than would be the case if the Fund invested only in rated obligations. The Fund invests only in securities that have remaining maturities of thirteen months or less at the date of purchase. Floating rate or variable rate obligations (described below) which are payable on demand under conditions established by the SEC may have a stated maturity in excess of thirteen months; these securities will be deemed to have remaining maturities of thirteen months or less. The Fund maintains a dollar-weighted average portfolio maturity of 90 days or less. The Fund seeks to maintain a constant net asset value of $1.00 per share, although there is no assurance it can do so on a continuing basis, using the amortized cost method
                                    Page 6

of valuing its securities pursuant to Rule 2a-7 under the Investment
Company Act of 1940, as amended (the "1940 Act"), which Rule includes various maturity, quality and diversification requirements.

OTHER INVESTMENT POLICIES AND RISK FACTORS

        FLOATING RATE AND VARIABLE RATE OBLIGATIONS. The Fund may purchase floating rate and variable rate obligations. These obligations bear interest at rates that are not fixed, but vary with changes in specified market rates or indices. Some of these obligations may carry a demand feature that permits the Fund to receive the par value upon demand prior to maturity. The Fund may invest in floating rate and variable rate obligations carrying stated maturities in excess of thirteen months at the date of purchase if these obligations carry demand features that comply with conditions established by the SEC. The Fund will limit its purchases of floating rate and variable rate New York Municipal Obligations to those meeting the quality standards applicable to the Fund. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. The quality of the underlying creditor or the bank, as determined by Dreyfus under the supervision of the Trustees, must also be equivalent to the quality standards applicable to the Fund. In addition, Dreyfus monitors the earning power, cash flow and other liquidity ratios of the issuers of such obligations, as well as the creditworthiness of the institution responsible for paying the principal amount of the obligations under the demand feature. Changes in the credit quality of banks and other financial institutions that provide such credit or liquidity enhancements to the Fund's portfolio securities could cause losses to the Fund and affect its share price.

        The Fund may invest in participation interests purchased from banks in floating or variable rate New York Municipal Obligations owned by banks. Participation interests carry a demand feature permitting the Fund to tender them back to the bank. Each participation is backed by an irrevocable letter of credit or guarantee of a bank which Dreyfus under the supervision of the Trustees has determined meets the prescribed quality standards for the Fund.
        Other types of tax-exempt instruments that may become available in the future may be purchased by the Fund as long as Dreyfus believes the quality of these instruments meets the Fund's quality standards.
        OTHER INVESTMENT COMPANIES. The Fund may invest in securities issued by other investment companies to the extent that such investments are consistent with its investment objective and policies and permissible under the 1940 Act. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations.
        TENDER OPTION BONDS. The Fund may invest up to 10% of the value of its assets in tender option bonds. A tender option bond is a municipal obligation (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax-exempt rates, that has been coupled with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the municipal obligation's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. Dreyfus, on behalf of the Fund, will consider on an ongoing basis the creditworthiness of the issuer of the underlying municipal obligation, of any custodian and the third-party provider of the tender option. In certain instances and for certain tender option bonds, the option may be terminable in the event of a default in payment of principal or interest on the underlying municipal obligation and for other
                                    Page 7

reasons. The Fund will not invest more than 10% of the value of the Fund's net assets in illiquid securities, which would include tender option bonds for which the required notice to exercise the tender feature is more than seven days if there is no secondary market available for these obligations.
        WHEN-ISSUED SECURITIES. The Fund may purchase New York Municipal Obligations on a "when-issued" basis (i.e., delivery of and payment for the New York Municipal Obligations normally take place within 45 days after the date of the purchase commitment). The payment obligation and the interest rate on such securities are fixed at the time of the purchase commitment. Although the Fund generally will purchase New York Municipal Obligations on a when-issued basis with the intention of acquiring the securities, the Fund may sell such securities before the settlement date. New York Municipal Obligations purchased on a when-issued basis, like other investments made by the Fund, may decline or appreciate in value prior to their actual delivery to the Fund.

        CERTAIN RISK CONSIDERATIONS REGARDING INVESTING IN NEW YORK MUNICIPAL OBLIGATIONS. Since the Fund is concentrated in securities issued by New York or entities within New York, an investment in the Fund may involve greater risk than investments in certain other types of money market funds. You also should consider carefully the special risks inherent in investing in New York Municipal Obligations. These risks result from the financial condition of New York State, certain of its public bodies and municipalities, and New York City. Beginning in early 1975, New York State, New York City and other State entities faced serious financial difficulties which jeopardized the credit standing and impaired the borrowing abilities of such entities and contributed to high interest rates on, and lower market prices for, debt obligations issued by them. A recurrence of such financial difficulties or a failure of certain financial recovery programs could result in defaults or declines in the market values of various New York Municipal Obligations in which the Fund may invest. If there should be a default or other financial crisis relating to New York State, New York City, a State or City agency, or a State municipality, the market value and marketability of outstanding New York Municipal Obligations in the Fund's portfolio and the interest income to the Fund could be adversely affected. Moreover, the national recession and the significant slowdown in the New York and regional economies in the early 1990s added substantial uncertainty to estimates of the State's tax revenues, which, in part, caused the State to incur cash-basis operating deficits in the General Fund and issue deficit notes during the fiscal periods 1989 through 1992. The State's financial operations improved, however, during the 1993 and 1994 fiscal years. After reflecting a 1993 year-end deposit to the State's refund reserve account of $671 million, reported 1993 General Fund receipts were $45 million higher than originally projected in April 1992. The State completed the 1994 fiscal year with an operating surplus in the General Fund of $914 million. The State reported a General Fund operating deficit of $1.426 billion for the 1995 fiscal year. There can be no assurance that New York will not face substantial potential budget gaps in future years. In January 1992, Moody's Investors Service, Inc. ("Moody's") lowered from A to Baal its ratings of certain appropriation-backed debt of New York State and its agencies. The State's general obligation, state-guaranteed and New York State Local Government Assistance Corporation bonds continued to be rated A by Moody's. In January 1992, Standard & Poor's Ratings Group ("S&P") lowered from A to A- its ratings of New York State general obligation bonds and stated that it continued to assess the ratings outlook as negative. S&P also lowered its ratings of various agency debt, State moral obligations, contractual obligations, lease purchase obligations and State guarantees. In February 1991, Moody's lowered its rating of New York City's general obligation bonds from A to Baal. The bond ratings of various state general obligations and agency debt, state moral obligations, contractual obligations, lease purchase obligations and state guarantees have been lowered. The rating changes reflected the rating agencies' concerns about the financial condition of New York State and City, the heavy debt load of the State and City and economic uncertainties in the region. You should obtain and review a copy of the SAI which more fully sets forth these and other risk factors. Other considerations relating to the Fund's investments in New York Municipal Obligations are summarized in the SAI.

                                    Page 8


     LIMITING INVESTMENT RISKS AND CERTAIN RISK CONSIDERATIONS. The Fund is subject to a number of investment limitations. Certain limitations are matters of fundamental policy and may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares. The SAI describes all of the Fund's fundamental and non-fundamental investment restrictions.

        The investment objective, policies, restrictions, practices and procedures of the Fund, unless otherwise specified, may be changed without shareholder approval. If the Fund's investment objective, policies, restrictions, practices or procedures change, shareholders should consider whether the Fund remains an appropriate investment in light of their then current position and needs.

        The Fund is classified as a "non-diversified" investment company, as defined under the 1940 Act. However, the Fund intends to conduct its operations so that it will qualify under the Internal Revenue Code of 1986 (the "Code") as a "regulated investment company." To continue to qualify, among other requirements, the Fund will be required to limit its investments so that, at the close of each quarter of the taxable year, with respect to at least 50% of its total assets, not more than 5% of such assets will be invested in the securities of a single issuer. In addition, not more than 25% of the value of the Fund's total assets may be invested in the securities of a single issuer at the close of each quarter of the taxable year. The provisions of the Code place limits on the extent to which the Fund's portfolio may be non-diversified. Furthermore, under rules established by the SEC, the Fund may not purchase, with respect to 75% of its total assets, a security if, as a result, more than 5% of its total assets would be invested in the securities of any issuer. The Fund may invest more than 5% of its total assets in securities of one issuer only if the securities are in the highest short-term rating category, or are determined to be of comparable quality by Dreyfus.

        The ability of the Fund to meet its investment objective is subject to the ability of municipal issuers to meet their payment obligations. In addition, Fund's portfolio will be affected by general changes in interest rates which may result in increases or decreases in the value of Fund holdings. Investors should recognize that, in periods of declining interest rates, the Fund's yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, the Fund's yield will tend to be somewhat lower. Also, when interest rates are falling, the influx of new money to the Fund will likely be invested in portfolio instruments producing lower yields than the balance of the Fund's portfolio, thereby reducing the Fund's current yield. In periods of rising interest rates, the opposite can be expected to occur.
        The Fund may invest without limit in New York Municipal Obligations which are repayable out of revenue streams generated from economically related projects or facilities or whose issuers are located in New York State. Sizable investments in these obligations could increase risk to the Fund should any of the related projects or facilities experience financial difficulties. To the extent the Fund may invest in private activity bonds, the Fund may invest only up to 5% of its total assets in bonds where payment of principal and interest are the responsibility of a company with less than three years operating history.


                           MANAGEMENT OF THE FUND

        INVESTMENT MANAGER. Dreyfus, located at 200 Park Avenue, New York, New York 10166, was formed in 1947. Dreyfus is a wholly-owned subsidiary of Mellon Bank, which is a wholly-owned subsidiary of Mellon Bank Corporation ("Mellon"). As of September 30, 1996, Dreyfus managed or administered approximately $81 billion in assets for more than 1.7 million investor accounts nationwide.


        Dreyfus serves as the Fund's investment manager pursuant to an Investment Management Agreement with the Fund dated December 8, 1995 (the "Investment Management Agreement"). Prior thereto, Dreyfus provided investment advisory services to the Fund pursuant to a prior investment management agreement (the "Prior Management Agreement"). Under the Investment Management Agreement, Dreyfus supervises and assists in the overall management of the Fund's affairs subject to the overall authority of the Trust's Board of Trustees in accordance with Massachusetts law. Pursuant to
                                    Page 9

the Investment Management Agreement, Dreyfus provides, or arranges for one or more third parties to provide, investment advisory, administrative, custody, fund accounting and transfer agency services to the Fund. As the Fund's investment manager, Dreyfus manages the Fund by making investment decisions based on the Fund's investment objective, policies and restrictions.


        Mellon is a publicly owned multibank holding company incorporated under Pennsylvania law in 1971 and registered under the Bank Holding Company Act of 1956, as amended. Mellon provides a comprehensive range of financial products and services in domestic and selected international markets. Mellon is among the twenty-five largest bank holding companies in the United States based on total assets. Mellon's principal wholly-owned subsidiaries are Mellon Bank, Mellon Bank (DE) National Association, Mellon Bank (MD), The Boston Company, Inc., AFCO Credit Corporation and a number of companies known as Mellon Financial Services Corporations. Through its subsidiaries, including Dreyfus, Mellon managed approximately $220 billion in assets as of June 30, 1996, including $83 billion in mutual fund assets. As of June 30, 1996, Mellon, through various subsidiaries, provided non-investment services, such as custodial or administration services, for more than $876 billion in assets, including approximately $57 billion in mutual fund assets.


        Under the terms of the Prior Management Agreement, which was terminated on December 8, 1995, the Fund agreed to pay Dreyfus a fee, computed daily and paid monthly, at the annual rate of .35% of the Fund's average daily net assets. Under the Investment Management Agreement, the Fund pays a fee, computed daily and paid monthly, at the annual rate of .45% of the Fund's average daily net assets less certain expenses described below. Dreyfus has agreed to limits its management fee, or to reimburse the Fund for its expenses, in order to ensure that the Fund's total operating expenses do not exceed .35% of the Fund's average daily net assets for the period from December 8, 1995 through December 7, 1996. In addition, the Investment Management Agreement provides that certain redemption, exchange and account closeout charges are payable directly by the Fund's shareholders to the Fund's transfer agent and that the fee payable by the Fund to Dreyfus is not reduced by the amount of these charges payable to the transfer agent. Under the Investment Management Agreement, Dreyfus pays all of the expenses of the Fund except brokerage fees, taxes, interest, Rule 12b-1 fees (if applicable) and extraordinary expenses. Although Dreyfus is not obligated to pay for the fees and expenses of the non-interested Trustees (including counsel fees), Dreyfus is contractually required to reduce its investment management fee in an amount equal to the Fund's allocable share of such fees and expenses. From time to time, Dreyfus may waive additional investment management fees and/or assume certain expenses of the Fund (either voluntarily or pursuant to applicable state limitations), which would have the effect of lowering the overall expense ratio of the Fund and increasing yield to investors.


        For the fiscal year ended June 30, 1996, the Fund paid Dreyfus at the effective annual rate of .35% of its average daily net assets in investment management fees, less fees and expenses of the non-interested Trustees (including counsel fees), which reflects the fees under the Prior Management Agreement and the Investment Management Agreement, including an undertaking by Dreyfus in effect during such period.


        For the fiscal year ended June 30, 1996, total operating expenses (excluding Rule 12b-1 fees) of the Fund were 0.35% of the Fund's average daily net assets which reflects an undertaking in effect during such period.


        Dreyfus may pay the Fund's distributor for shareholder services from Dreyfus' own assets, including past profits but not including the management fee paid by the Fund. The distributor may use part or all of such payments to pay securities dealers or others in respect of these services.

        In allocating brokerage transactions for the Fund, Dreyfus seeks to obtain the best execution of orders at the most favorable net price. Subject to this determination, Dreyfus may consider, among other things, the receipt of research services and/or the sale of shares of the Fund or other funds man-
                                    Page 10

aged, advised or administered by Dreyfus as factors in the selection of broker-dealers to execute portfolio transactions for the Fund. See "Portfolio Transactions" in the SAI.
        Dreyfus is authorized to allocate purchase and sale orders for portfolio securities to certain financial institutions, including, in the case of agency transactions, financial institutions that are affiliated with Dreyfus or Mellon Bank or that have sold shares of the Fund, if Dreyfus believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms. From time to time, to the extent consistent with its investment objective, policies and restrictions, the Fund may invest in securities of companies with which Mellon Bank has a lending relationship.

        DISTRIBUTOR. The Fund's distributor is Premier Mutual Fund Services, Inc. The Distributor is located at 60 State Street, Boston, Massachusetts 02109. The Distributor is a wholly-owned subsidiary of FDI Distribution Services, Inc., a provider of mutual fund administration services, which in turn is a wholly-owned subsidiary of FDI Holding Inc., the parent company of which is Boston Institutional Group, Inc.

        CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT, AND SUB-ADMINISTRATOR. Mellon Bank (One Mellon Bank Center, Pittsburgh, Pennsylvania 15258) is the Fund's custodian. Dreyfus Transfer, Inc. (One American Express Plaza, Providence, Rhode Island 02903), a wholly-owned subsidiary of Dreyfus, serves as the Fund's Transfer and Dividend Disbursing Agent (the "Transfer Agent"). The Transfer Agent will receive the $5.00 exchange fee, the $5.00 account closeout fee, the $5.00 wire and Dreyfus TELET RANSFER redemption fees and the $2.00 checkwriting charge, described below. A sufficient number of your shares will be redeemed automatically to pay these amounts. These payments will not reduce the management fee payable by the Fund to Dreyfus. By purchasing Fund shares, you are deemed to have consented to this procedure. Premier Mutual Fund Services, Inc. is the Fund's sub-administrator and, pursuant to a Sub-Administration Agreement with Dreyfus, provides various administrative and corporate secretarial services to the Fund.
                          HOW TO BUY FUND SHARES
        GENERAL. You can purchase Fund shares without a sales charge if you purchase them directly from the Distributor; you may be charged a nominal fee if you effect transactions in Fund shares through a securities dealer or broker, bank or other financial institution (collectively, "Agents"). Share certificates are issued only upon your written request. No certificates are issued for fractional shares. It is not recommended that the Fund be used as a vehicle for Keogh, IRA or other qualified plans. The Fund reserves the right to reject any purchase order.

        The minimum initial investment is $25,000. The Fund may waive its minimum initial investment requirement for new Fund accounts opened through an Agent whenever Dreyfus Institutional Services Division ("DISD") determines for the initial account opened through such Agent which is below the Fund's minimum initial investment requirement that the existing accounts in the Fund opened through that Agent have an average account size, or the Agent has adequate intent and access to funds to result in maintenance of accounts in the Fund opened through that Agent with an average account size, in an amount equal to or in excess of $25,000. DISD will periodically review the average size of the accounts opened through each Agent and, if necessary, reevaluate the Agent's intent and access to funds. DISD will discontinue the waiver as to new accounts to be opened through an Agent if DISD determines that the average size of accounts opened through that Agent is less than $25,000 and the Agent does not have the requisite intent and access to funds. Subsequent investments must be at least $1,000 (or at least $100 in the case of persons who have held Fund shares as of December 8, 1995). The initial investment must be accompanied by the Fund's Account Application.

     You may purchase Fund shares by check or wire, or through the Dreyfus TELETRANSFER Privilege described below. Checks should be made payable to "The Dreyfus Family of Funds." Payments to open
                                    Page 11

new accounts which are mailed should be sent to The Dreyfus Family of Funds, P.O. Box 9387, Providence, Rhode Island 02940-9387, together with your
Account Application. For subsequent investments, your Fund account number should appear on the check and an investment slip should be enclosed and sent to The Dreyfus Family of Funds, P.O. Box 105, Newark, New Jersey 07101-0105. Neither initial nor subsequent investments should be made by third party check. Purchase orders may be delivered in person only to a Dreyfus Financial Center. THESE ORDERS WILL BE FORWARDED TO THE FUND AND WILL BE PROCESSED ONLY UPON RECEIPT THEREBY. For the location of the nearest Dreyfus Financial Center, please call the telephone number listed under "General Information."
        Wire payments may be made if your bank account is in a commercial bank that is a member of the Federal Reserve System or any other bank having a correspondent bank in New York City. Immediately available funds may be transmitted by wire to Boston Safe Deposit and Trust Company, DDA # 043508 Dreyfus BASIC New York Municipal Money Market Fund, for purchase of Fund shares in your name.
The wire must include your Fund account number (for new accounts, your Taxpayer Identification Number ("TIN") should be included instead), account registration and dealer number, if applicable. If your initial purchase of Fund shares is by wire, you should call 1-800-645-6561 after completing your wire payment in order to obtain your Fund account number. Please include your Fund account number on the Fund's Account Application and promptly mail the Account Application to the Fund, as no redemptions will be permitted until the Account Application is received. You may obtain further information about remitting funds in this manner from your bank. All payments should be made in U.S. dollars and, to avoid fees and delays, should be drawn only on U.S. banks
 . A charge will be imposed if any check used for investment in your account does not clear. The Fund makes available to certain large institutions the ability to issue purchase instructions through compatible computer facilities.
        Subsequent investments also may be made by electronic transfer of funds from an account maintained in a bank or other domestic financial institution that is an Automated Clearing House ("ACH") member. You must direct the institution to transmit immediately available funds through the ACH System to Boston Safe Deposit and Trust Company with instructions to credit your Fund account. The instructions must specify your Fund account registration and Fund account number PRECEDED BY THE DIGITS "4780".
        Federal regulations require that you provide a certified TIN upon opening or reopening an account. See "Dividends, Other Distributions and Taxes" and the Fund's Account Application for further information concerning this requirement. Failure to furnish a certified TIN to the Fund could subject you to a $50 penalty imposed by the Internal Revenue Service (the "IRS").
        NET ASSET VALUE PER SHARE ("NAV"). An investment portfolio's NAV refers to the worth of one share. The NAV for Fund shares, which are offered on a continuous basis, is calculated on the basis of amortized cost, which involves initially valuing a portfolio instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. The Fund intends to maintain a constant NAV of $1.00, although there is no assurance that this can be done on a continuing basis.
        The offering price of Fund shares is their NAV. Investments and requests to exchange or redeem shares received by the Fund before 4 p.m., Eastern time, on each day that the New York Stock Exchange is open (a "business day") are effective on, and will receive the price next determined, that business day. The NAV of the Fund is calculated two times each business day, at 12 noon and 4 p.m., Eastern time. Investment, exchange or redemption requests received after 4 p.m., Eastern time are effective on, and receive the first share price determined, the next business day.
        DREYFUS TELETRANSFER PRIVILEGE. You may purchase Fund shares (minimum $1,000 and maximum $150,000 per day) without charge by telephone if you have checked the appropriate box and supplied the necessary information on the Fund's Account Application or have filed a Shareholder Services Form with the Transfer Agent. The proceeds will be transferred between the bank account designated in
                                    Page 12

one of these documents and your Fund account. Only a bank account maintained in a domestic financial institution which is an ACH member may be so designated. The Fund may modify or terminate this Privilege at any time or charge a service fee upon notice to shareholders. No fee is contemplated for purchases of Fund shares pursuant to this Privilege.
        If you have selected the Dreyfus TELETRANSFER Privilege, you may request a Dreyfus TELETRANSFER purchase of Fund shares by telephoning 1-800-645-6561 or, if calling from overseas, 516-794-5452.

                          SHAREHOLDER SERVICES


        Fund Exchanges. You may purchase in exchange for shares of the Fund, shares of certain other funds managed or administered by Dreyfus, to the extent such shares are offered for sale in your state of residence. These funds have different investment objectives which may be of interest to you. If you desire to use this service, please call 1-800-645-6561 to determine if it is available and whether any conditions are imposed on its use. YOU WILL BE CHARGED A $5.00 FEE FOR EACH EXCHANGE YOU MAKE OUT OF THE FUND (UNLESS YOU HAVE HELD FUND SHARES SINCE DECEMBER 8, 1995). This fee will be deducted from your account and paid to the Transfer Agent.


        To request an exchange, you or your Agent acting on your behalf must give exchange instructions to the Transfer Agent in writing or by telephone. Before any exchange, you must obtain and should review a copy of the current prospectus of the fund into which the exchange is being made. Prospectuses may be obtained by calling 1-800-645-6561. The shares being exchanged must have a current value of at least $1,000; furthermore, when establishing a new account by exchange, the shares being exchanged must have a value of at least the minimum initial investment required for the fund into which the exchange is being made. The ability to issue exchange instructions by telephone is given to all Fund shareholders automatically, unless you check the relevant "No" box on the Account Application, indicating that you specifically refuse this Privilege. The Telephone Exchange Privilege may be established for an existing account by written request, signed by all shareholders on the account, by a separate Shareholder Services Form, available by calling 1-800-645-6561 or, by oral request from any of the authorized signatories on the account, also by calling 1-800-645-6561. If you previously have established the Telephone Exchange Privilege, you may telephone exchange instructions (including over The Dreyfus TouchRegistration Mark automated telephone system) by calling 1-800-645-6561. If you are calling from overseas, call 516-794-5452. See "How to Redeem Fund Shares_Procedures." Upon an exchange, the following shareholder services and privileges, as applicable and where available, will be automatically carried over to the fund into which the exchange is made: Telephone Exchange Privilege, Check Redemption Privilege, Wire Redemption Privilege, Telephone Redemption Privilege, Dreyfus TELETRANSFER Privilege and the dividends and distributions payment option (except for Dividend Sweep) selected by the investor. Shareholders are limited to four exchanges per calendar year.

        Shares will be exchanged at the next determined NAV; however, a sales load may be charged with respect to exchanges into funds sold with a sales load. If you are exchanging into a fund that charges a sales load, you may qualify for share prices which do not include the sales load or which reflect a reduced sales load, if the shares of the fund from which you are exchanging were: (a) purchased with a sales load, (b) acquired by a previous exchange from shares purchased with a sales load, or (c) acquired through reinvestment of dividends or other distributions paid with respect to the foregoing categories of shares. To qualify, at the time of the exchange you must notify the Transfer Agent or your Agent must notify the Distributor. Any such qualification is subject to confirmation of your holdings through a check of appropriate records. See "Fund Exchanges" in the SAI. The Fund reserves the right to reject any exchange request in whole or in part. The availability of fund exchanges may be modified or terminated at any time upon notice to shareholders.
                                    Page 13

        The exchange of shares of one fund for shares of another is treated for Federal income tax purposes as a sale of the shares given in exchange by the shareholder and, therefore, an exchanging shareholder may realize a taxable gain or loss.

DREYFUS DIVIDEND SWEEP


        Dreyfus Dividend Sweep enables you to invest automatically dividends or dividends and capital gain distributions, if any, paid by the Fund in shares of certain other funds in the Dreyfus Family of Funds of which you are an investor. Shares of the other fund will be purchased at the then-current NAV; however, a sales load may be charged with respect to investments in shares of a fund sold with a sales load. If you are investing in a fund that charges a sales load, you may qualify for share prices which do not include the sales load or which reflect a reduced sales load. If you are investing in a fund that charges a contingent deferred sales charge, the shares purchased will be subject to the contingent deferred sales charge, if any, applicable to the purchased shares. See "Shareholder Services" in the SAI. For more information concerning this Privilege, or to request a Dividend Options Form, please call toll free 1-800-645-6561. You may cancel your participation in this Privilege by mailing written notification to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671. To select a new fund after cancellation, you must submit a new Dividend Options Form. Enrollment in or cancellation of this Privilege is effective three business days following receipt. This Privilege is available only for existing accounts and may not be used to open new accounts. Minimum subsequent investments do not apply. The Fund may modify or terminate this Privilege at any time or charge a service fee. No such fee currently is contemplated.

                      HOW TO REDEEM FUND SHARES
GENERAL. You may request redemption of your shares at any time. Redemption requests should be transmitted to the Transfer Agent as described below. When a request is received in proper form, the Fund will redeem the shares at the next determined NAV as described below.
        YOU WILL BE CHARGED $5.00 WHEN YOU REDEEM ALL SHARES IN YOUR ACCOUNT OR YOUR ACCOUNT IS OTHERWISE CLOSED OUT (UNLESS YOU HAVE HELD FUND SHARES SINCE DECEMBER 8, 1995). The fee will be deducted from your redemption proceeds and paid to the Transfer Agent. The account closeout fee does not apply to exchanges out of the Fund or to wire or Dreyfus TELETRANSFER redemptions, for each of which a $5.00 fee applies. Agents may charge a nominal fee for effecting redemptions of Fund shares. Any certificates representing Fund shares being redeemed must be submitted with the redemption request. The value of the shares redeemed may be more or less than their original cost, depending upon the Fund's then current NAV.
        The Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the SEC. HOWEVER, IF YOU HAVE PURCHASED FUND SHARES BY CHECK OR BY THE DREYFUS TELETRANSFER PRIVILEGE AND SUBSEQUENTLY SUBMIT A WRITTEN REDEMPTION REQUEST TO THE DREYFUS TRANSFER AGENT, THE REDEMPTION PROCEEDS WILL BE TRANSMITTED TO YOU PROMPTLY UPON BANK CLEARANCE OF YOUR PURCHASE CHECK OR DREYFUS TELETRANSFER PURCHASE ORDER, WHICH MAY TAKE UP TO EIGHT BUSINESS DAYS OR MORE. IN ADDITION, THE FUND WILL NOT HONOR REDEMPTION CHECKS UNDER THE CHECK REDEMPTION PRIVILEGE, AND WILL REJECT REQUESTS TO REDEEM SHARES BY WIRE OR TELEPHONE OR PURSUANT TO THE DREYFUS TELETRANSFER PRIVILEGE FOR A PERIOD OF EIGHT BUSINESS DAYS AFTER RECEIPT BY THE TRANSFER AGENT OF THE PURCHASE CHECK OR THE DREYFUS TELETRANSFER PURCHASE ORDER AGAINST WHICH SUCH REDEMPTION IS REQUESTED. THESE PROCEDURES WILL NOT APPLY IF YOUR SHARES WERE PURCHASED BY WIRE PAYMENT, OR IF YOU OTHERWISE HAVE A SUFFICIENT COLLECTED BALANCE IN YOUR ACCOUNT TO COVER THE REDEMPTION REQUEST. PRIOR TO THE TIME ANY REDEMPTION IS EFFECTIVE, DIVIDENDS ON SUCH SHARES WILL ACCRUE AND BE PAYABLE, AND YOU WILL BE ENTITLED TO EXERCISE ALL OTHER RIGHTS OF BENEFICIAL OWNERSHIP. Fund shares will not be redeemed until the Transfer Agent has received your Account Application.
                                    Page 14

        The Fund reserves the right to redeem your account at its option upon not less than 45 days' written notice if the net asset value of your account is $10,000 or less ($500 or less in the case of Fund shareholders as of December 8, 1995) and remains at or below such amount during the notice period. The $5.00 account closeout fee would be charged in such case.
        PROCEDURES. You may redeem Fund shares by using the regular redemption procedure through the Transfer Agent, the Check Redemption Privilege, the Wire Redemption Privilege, the Telephone Redemption Privilege or through the Dreyfus TELETRANSFER Privilege. Other redemption procedures may be in effect for clients of certain Agents and institutions. The Fund makes available to certain large institutions the ability to issue redemption instructions through compatible computer facilities.

        You may redeem Fund shares by telephone if you have checked the appropriate box on the Fund's Account Application or have filed a Shareholder Services Form with the Transfer Agent. If you select a telephone redemption privilege or Telephone Exchange Privilege (which is granted automatically unless you refuse it), you authorize the Transfer Agent to act on telephone instructions (including over The Dreyfus TouchRegistration Mark automated telephone system) from any person representing himself or herself to be you, or a representative of your Agent, and reasonably believed by the Transfer Agent to be genuine. The Fund will require the Transfer Agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if it does not follow such procedures, the Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions. Neither the Fund nor the Transfer Agent will be liable for following telephone instructions reasonably believed to be genuine.

        During times of drastic economic or market conditions, you may experience difficulty in contacting the Transfer Agent by telephone to request a redemption or an exchange of Fund shares. In such cases, you should consider using the other redemption procedures described herein. Use of these other redemption procedures may result in your redemption request being processed at a later time than it would have been if telephone redemption had been used.
        REGULAR REDEMPTION. Under the regular redemption procedure, you may redeem your shares by written request mailed to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671. Redemption requests may be delivered in person only to a Dreyfus Financial Center. THESE REQUESTS WILL BE FORWARDED TO THE FUND AND WILL BE PROCESSED ONLY UPON RECEIPT THEREBY. For the location of the nearest financial center, please call the telephone number listed under "General Information." Redemption requests must be signed by each shareholder, including each owner of a joint account, and each signature must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP"), and the Stock Exchanges Medallion Program. For more information with respect to signature-guarantees, please call the telephone number listed under "General Information."

        Redemption proceeds of at least $5,000 will be wired to any member bank of the Federal Reserve System in accordance with a written signature-guaranteed request.


        CHECK REDEMPTION PRIVILEGE. You may request on the Account Application, Shareholder Services Form or by later written request that the Fund provide Redemption Checks drawn on the Fund's account. Redemption Checks may be made payable to the order of any person in the amount of $1,000 or more. Redemption Checks should not be used to close your account. Your account will be charged $2.00 for each Redemption Check you write (unless you have held Fund shares since December 8, 1995). In addition, the Transfer Agent will impose a fee for stopping payment of a Redemption Check upon your request or if the Transfer Agent cannot honor the Redemption Check due to insufficient funds or other valid reason. The
                                    Page 15

Fund may return an unpaid Redemption Check that would draw your account balance below $5.00 and you may be subject to extra charges. You should date your Redemption Checks with the current date when you write them. Please do not postdate your Redemption Checks. If you do, the Transfer Agent will honor, upon presentment, even if presented before the date of the check, all postdated Redemption Checks which are dated within six months of presentment for payment, if they are otherwise in good order. Shares for which certificates have been issued may not be redeemed by Redemption Check. This Privilege may be modified or terminated at any time by the Fund or the Transfer Agent upon notice to shareholders.


        WIRE REDEMPTION PRIVILEGE. You may request by wire or telephone that redemption proceeds (minimum $5,000) be wired to your account at a bank which is a member of the Federal Reserve System, or a correspondent bank if your bank is not a member. You will be charged a $5.00 wire redemption fee for each wire redemption (unless you have held Fund shares since December 8, 1995), which will be deducted from your account and paid to the Transfer Agent. To establish the Wire Redemption Privilege, you must check the appropriate box and supply the necessary information on the Fund's Account Application or file a Shareholder Services Form with the Transfer Agent. You may direct that redemption proceeds be paid by check (maximum $150,000 per day) made out to the owners of record and mailed to your address. Redemption proceeds of less than $5,000 will be paid automatically by check. Holders of jointly registered Fund or bank accounts may have redemption proceeds of only up to $250,000 wired within any 30-day period. You may telephone redemption requests by calling 1-800-645-6561 or, if calling from overseas, 516-794-5452. The Fund reserves the right to refuse any redemption request, including requests made shortly after a change of address, and may limit the amount involved or the number of such requests. This Privilege may be modified or terminated at any time by the Transfer Agent or the Fund. The Fund's SAI sets forth instructions for transmitting redemption requests by wire. Shares for which certificates have been issued are not eligible for this Privilege.

        TELEPHONE REDEMPTION PRIVILEGE. You may redeem Fund shares (maximum $150,000 per day) by telephone if you checked the appropriate box on the Fund's Account Application or have filed a Shareholder Services Form with the Transfer Agent. The redemption proceeds will be paid by check and mailed to your address. You may telephone redemption instructions by calling 1-800-645-6561 or, if calling from overseas, 516-794-5452. The Fund reserves the right to refuse any request made by telephone, including requests made shortly after a change of address, and may limit the amount involved or the number of such requests. This Privilege may be modified or terminated at any time by the Transfer Agent or the Fund. Shares for which certificates have been issued are not eligible for this Privilege.
        DREYFUS TELETRANSFER PRIVILEGE. You may redeem Fund shares (minimum $1,000 per day) by telephone if you have checked the appropriate box and supplied the necessary information on the Fund's Account Application or have filed a Shareholder Services Form with the Transfer Agent. The proceeds will be transferred between your Fund account and the bank account designated in one of these documents. Only such an account maintained in a domestic financial institution which is an ACH member may be so designated. Redemption proceeds will be on deposit in your account at an ACH member bank ordinarily two days after receipt of the redemption request or, at your request, paid by check (maximum $150,000 per day) and mailed to your address. Holders of jointly registered Fund or bank accounts may redeem through the Dreyfus TELETRANSFER Privilege for transfer to their bank account only up to $250,000 within any 30-day period. The Fund reserves the right to refuse any request made by telephone, including requests made shortly after a change of address, and may limit the amount involved or the number of such requests. The Fund may modify or terminate this Privilege at any time. Your account will be charged $5.00 for each redemption effected pursuant to this Privilege (unless you have held Fund shares since December 8, 1995).
        If you have selected the Dreyfus TELETRANSFER Privilege, you may request a Dreyfus TELETRANSFER redemption of Fund shares by telephoning 1-800-645-6561 or, if calling from overseas, 516-794-5452. Shares issued in certificate form are not eligible for this Privilege.
                                    Page 16

                           PERFORMANCE INFORMATION
        From time to time, the Fund may advertise its yield and tax-equivalent yield. YIELD AND TAX-EQUIVALENT YIELD FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. It can be expected that these yield figures will fluctuate substantially.
        The Fund's "yield" refers to the income generated by an investment in the Fund's over a seven-day period identified in the advertisement. This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly, but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. The Fund's "yield" and "effective yield" may reflect absorbed expenses pursuant to any undertaking that may be in effect. See "Management of the Fund." Since yields fluctuate, yield data cannot necessarily be used to compare an investment in the Fund with bank deposits, savings accounts, and similar investment alternatives which often provide an agreed-upon or guaranteed fixed yield for a stated period of time, or other investment companies which may use a different method of computing yield. The Fund's tax-equivalent yield shows the level of taxable yield needed to produce an after-tax equivalent to the Fund's tax-free yield. This is done by increasing the Fund's yield by the amount necessary to reflect the payment of federal income tax (and state income tax, if applicable) at a stated tax rate.
        Any fees charged by an Agent directly to its customers' account in connection with investments in the Fund will not be included in calculations of yield.
        The Fund may compare its performance with various industry standards of performance including Lipper Analytical Services, Inc. ratings. Performance rankings as reported in CHANGING TIMES, BUSINESS WEEK, INSTITUTIONAL INVESTOR, THE WALL STREET JOURNAL, IBC/DONOGHUE'S MONEY FUND REPORT, MUTUAL FUND FORECASTER, NO LOAD INVESTOR, MONEY MAGAZINE, MORNINGSTAR MUTUAL FUND VALUES, U.S. NEWS AND WORLD REPORT, FORBES, FORTUNE, BARRON'S and similar publications may also be used in comparing the Fund's performance. Furthermore, the Fund may quote its yields in advertisements or in shareholder reports.
                    DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES
        The Fund declares daily and pays monthly (on the first business day of the following month) dividends from its net investment income, if any, and distributes any net long-term capital gains on an annual basis. The Board of Trustees may elect not to distribute capital gains in whole or in part to take advantage of capital loss carryovers.
        Unless you choose to receive dividend and/or capital gains distributions in cash, your distributions will be automatically reinvested in additional Fund shares at NAV. You may change the method of receiving distributions at any time by writing to the Fund. Checks which are sent to shareholders who have requested distributions to be paid in cash and which are subsequently returned by the United States Postal Service as not deliverable or which remain uncashed for six months or more will be reinvested in additional Fund shares in the shareholder's account at the then current NAV. Subsequent Fund distributions will be automatically reinvested in additional Fund shares in the shareholder's account.
        Shares purchased on a day on which the Fund calculates its NAV will not begin to accrue dividends until the following business day. Except as provided below, redemption orders effected on any particular day will receive all dividends declared through the day of redemption. However, if immediately available funds are received by the Transfer Agent prior to 12:00 noon, Eastern time, you may receive the dividend declared on the day of purchase. You will not receive the dividends declared on the day of redemption if the redemption order is placed prior to 12:00 noon, Eastern time.
                                    Page 17

        It is expected that the Fund will qualify for treatment as a regulated investment company under the Code so that it will be relieved of Federal income tax on that part of its investment company taxable income (consisting generally of taxable net investment income and net short-term capital gain) and net capital gain (the excess of net long-term capital gain over net short-term capital loss) that is distributed to its shareholders. In addition, the Fund intends to continue to qualify to pay "exempt-interest" dividends, which requires, among other things, that at the close of each quarter of its taxable year at least 50% of the value of its total assets must consist of municipal securities.
        Dividends from the Fund's investment company taxable income are taxable to you as ordinary income, to the extent of the Fund's earnings and profits. Distributions by the Fund that are designated by it as "exempt-interest dividends" generally may be excluded by you from your gross income. Distributions by the Fund of net capital gain, when designated as such, are taxable to you as long-term capital gains, regardless of the length of time you have owned your shares.
        Interest on indebtedness incurred or continued to purchase or carry shares of the Fund will not be deductible for Federal income tax purposes to the extent that the Fund's distributions (other than capital gains distributions) consist of exempt-interest dividends. The Fund may invest in "private activity bonds," the interest on which is treated as a tax preference item for shareholders in determining their liability for the alternative minimum tax. Proposals may be introduced before Congress for the purpose of restricting or eliminating the Federal income tax exemption for interest on municipal securities. If such a proposal were enacted, the availability of such securities for investment by the Fund and the value of its portfolio would be affected. In such event, the Fund would reevaluate its investment objective and policies.
        Dividends and other distributions, to the extent taxable, are taxable to you regardless of whether they are received in cash or reinvested in additional Fund shares, even if the value of your shares is below your cost. If you purchase shares shortly before a taxable distribution (i.e., any distribution other than an exempt-interest dividend paid by the Fund), you must pay income taxes on the distribution, even though the value of your investment (plus cash received, if any) remains the same. In addition, the share price at the time you purchase shares may include unrealized gains in the securities held in the Fund. If these portfolio securities are subsequently sold and the gains are realized, they will, to the extent not offset by capital losses, be paid to you as a capital gain distribution and will be taxable to you.
        In January of each year, the Fund will send you a Form 1099-DIV notifying you of the status for Federal income tax purposes of your distributions for the preceding year. The Fund also will advise shareholders of the percentage, if any, of the dividends paid by the Fund that are exempt from Federal income tax and the portion, if any, of those dividends that is a tax preference item for purposes of the alternative minimum tax.
        You must furnish the Fund with your taxpayer identification number ("TIN") and state whether you are subject to withholding for prior under-reporting, certified under penalties of perjury as prescribed by the Code and the regulations thereunder. Unless previously furnished, investments received without such a certification will be returned. The Fund is required to withhold a portion of all dividends, capital gains distributions and redemption proceeds payable to any individuals and certain other non-corporate shareholders who do not provide the Fund with a correct TIN; withholding from dividends and capital gains distributions also is required for such shareholders who otherwise are subject to backup withholding.
        In addition, in order to avoid the application of a 4% nondeductible excise tax on certain undistributed amounts of ordinary income and capital gains, the Fund may make an additional distribution shortly before December
31 in each year of any undistributed ordinary (taxable) income or capital gains and expects to pay any other dividends and distributions necessary to avoid the application of this tax.
        The foregoing is only a summary of some of the important tax considerations generally affecting the Fund and its shareholders; see the SAI for a further discussion. There may be other federal, state or
                                    Page 18

local tax considerations applicable to a particular investor; for example, the Fund's dividends may be wholly or partly taxable under state and/or local laws. You therefore are urged to consult your own tax adviser.
                             GENERAL INFORMATION

        The Trust was organized as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts on March 28, 1983 under the name The Boston Company Tax-Free Municipal Funds, changed its name to The Laurel Tax-Free Municipal Funds on March 31, 1994, and changed its name again to The Dreyfus/Laurel Tax-Free Municipal Funds on October 17, 1994. The Trust is authorized to issue an unlimited number of shares of beneficial interest, each without par value. The Trust may also create an unlimited number of separate investment portfolios (each a "fund"). Effective December 8, 1995, the Fund's "Investor" and "Class R" designations were eliminated, the Fund became a single class fund and the Fund's name changed from Dreyfus/Laurel New York Tax-Free Money Fund to Dreyfus BASIC New York Municipal Money Market Fund. The Trust is registered with the SEC as an open-end management investment company, commonly known as a mutual fund. The Trust may in the future seek to achieve the Fund's investment objective by investing all of the Fund's assets in another investment company having the same investment objective and substantially the same investment policies and restrictions as those applicable to the Fund. Shareholders of the Fund will be given at least 30 days' prior notice of any such investment.



        Each share (regardless of class) has one vote. All shares of all funds (and classes thereof) vote together as a single class, except as to any matter for which a separate vote of any fund or class is required by the 1940 Act, and except as to any matter which affects the interests of one or more particular funds or classes, in which case only the shareholders of the affected funds or classes are entitled to vote, each as a separate class.
        Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for the Fund to hold annual meetings of shareholders. As a result, Fund shareholders may not consider each year the election of Trustees or the appointment of auditors. However, pursuant to the Trust's By-Laws, the holders of at least 10% of the shares outstanding and entitled to vote may require the Trust to hold a special meeting of shareholders for purposes of removing a Trustee from office and for any other purpose. Trust shareholders may remove a Trustee by the affirmative vote of two-thirds of the Trust's outstanding voting shares. In addition, the Board of Trustees will call a meeting of shareholders for the purpose of electing Trustees if, at any time, less than a majority of the Trustees then holding office have been elected by shareholders.
        The Transfer Agent maintains a record of your ownership and will send you confirmations and statements of account.
       Shareholder inquiries may be made by writing to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or by calling toll free 1-800-645-6561.
        NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND IN THE FUND'S OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFER OF THE FUND'S SHARES, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFERING MAY NOT LAWFULLY BE MADE.
                                    Page 19

BASIC New York Municipal Money Market Fund
Prospectus

Copy Rights 1996 Dreyfus Service Corporation
                                      316/716p110196

Registration Mark
                                    Page 20




PREMIER LIMITED TERM CALIFORNIA MUNICIPAL FUND
PREMIER LIMITED TERM MASSACHUSETTS MUNICIPAL FUND
PREMIER LIMITED TERM NEW YORK MUNICIPAL FUND

                PROSPECTUS                                  NOVEMBER 1, 1996


                Premier Limited Term California Municipal Fund, Premier Limited Term Massachusetts Municipal Fund and Premier
    Limited Term New York Municipal Fund (each a "Fund" and collectively the "Funds") are separate, non-diversified portfolios of The Dreyfus/Laurel Tax-Free Municipal Funds, an open-end management investment company (the "Company"), known as a mutual fund. The Funds seek to maximize current income exempt from Federal income taxes and state personal income taxes for resident shareholders of the named state consistent with what is believed to be the prudent risk of capital by investing in municipal obligations of the named state which are of investment-grade quality and generally of intermediate maturities.

                By this Prospectus, each Fund is offering four Classes of shares_Class A, Class B, Class C and Class R.
                The Dreyfus Corporation serves as the Funds' investment manager. The Dreyfus Corporation is referred to as "Dreyfus."
                You can purchase or redeem Fund shares by telephone using the TELETRANSFER Privilege.
                This Prospectus sets forth concisely information about the Funds that you should know before investing. It should be read carefully before you invest and retained for future reference.

                The Statement of Additional Information dated November 1, 1996 (the "SAI"), which may be revised from time to time, provides a further discussion of certain areas in this Prospectus and other matters which may be of interest to some investors. It has been filed with the Securities and Exchange Commission ("SEC") and is incorporated herein by reference. The SEC maintains a web site (http://www.sec.gov) that contains the SAI, material incorporated by reference, and other information regarding the Funds. For a free copy of the SAI, write to the Funds at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or call 1-800-554-4611. When telephoning, ask for Operator 144.

                MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. ALL MUTUAL FUND SHARES INVOLVE CERTAIN INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

                THE FEES TO WHICH EACH FUND IS SUBJECT ARE SUMMARIZED IN THE "EXPENSE SUMMARY" SECTION OF THE FUNDS' PROSPECTUS. THE FUNDS PAY AN AFFILIATE OF MELLON BANK, N.A. ("MELLON BANK") TO BE ITS INVESTMENT MANAGER. MELLON BANK OR AN AFFILIATE MAY BE PAID FOR PERFORMING OTHER SERVICES FOR THE FUNDS, SUCH AS CUSTODIAN, TRANSFER AGENT OR FUND ACCOUNTANT SERVICES. THE FUNDS ARE DISTRIBUTED BY PREMIER MUTUAL FUND SERVICES, INC. (THE "DISTRIBUTOR").

                THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

(Continued from page 1)
                Class A shares are subject to a sales charge imposed at the time of purchase. (Class A shares of each Fund were formerly called Investor Shares.) Class B shares are subject to a contingent deferred sales charge imposed on redemptions made within five years of purchase. Class C shares are subject to a .75% contingent deferred sales charge imposed on redemptions made within the first year of purchase. Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon Bank and its affiliates) ("Banks") acting on behalf of customers having a qualified trust or investment account or relationship at such institution. (Class R shares of each Fund were formerly called Trust Shares.) Other differences among the Classes include the services offered to and the expenses borne by each Class and certain voting rights, as described herein. These alternatives are offered so that an investor may choose the method of purchasing shares that is most beneficial given the amount of purchase, the length of time the investor expects to hold the shares and other relevant circumstances.
                TABLE OF CONTENTS
                Expense Summary....................................         3
                Financial Highlights...............................        554
                Alternative Purchase Methods.......................        17
                Description of the Funds...........................        18
                Management of the Funds............................        25
                How to Buy Fund Shares.............................        27
                Shareholder Services...............................        32
                How to Redeem Fund Shares..........................        35
                Distribution Plans (Class A Plan and Class B and
                   Class C Plans)                                          39
                Dividends, Other Distributions and Taxes...........        40
                Performance Information............................        41
                General Information................................        43
                                           Page 2

EXPENSE SUMMARY
                                                                         CLASS A         CLASS B        CLASS C        CLASS R
                                                                         ______          ______         ______         ______
Shareholder Transaction Expenses
         Maximum Sales Load Imposed on Purchases
         ......        (as a percentage of offering price)                3.00%.           none         .none           .none
         Maximum Deferred Sales Charge Imposed on Redemptions
         (as a percentage of the amount subject to charge)               .none*           3.00%          .75%           .none
Annual Fund Operating Expenses
         (as a percentage of average daily net assets)
         Management Fee..........................                        .50%              .50%          .50%            .50%
         12b-1 Fee(1)............................                        .25%              .75%          .75%            none
         Other Expenses(2) ......................                        .00%              .00%          .00%            .00%
                                                                         ______          ______         ______         ______
         Total Fund Operating Expenses...........                        .75%             1.25%          1.25%           .50%

Example
         You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) except where noted, redemption at the end of each time period:
         1 YEAR                                                          $ 37           $43/$13 3        $20/$13 3        $ 5
         3 YEARS                                                         $ 53           $60/$40 3        $40              $16
         5 YEARS                                                         $ 70           $79/$69 3        $69              $28
         10 YEARS                                                        $120           $125**           $151             $63

* A contingent deferred sales charge may be imposed on the redemption of Class A shares that are purchased without an initial sales charge. See "How to Buy Fund Shares_Class A shares."


**Assumes conversion of Class B shares to Class A shares approximately six years after the date of purchase and, therefore, reflects Class A expenses for years seven through ten.

1 See "Distribution Plans (Class A Plan and Class B and Class C Plans)" for a description of each Fund's Distribution Plan and Service Plan for Class A, B and C shares.
2 Does not include fees and expenses of the non-interested Trustees (including counsel). The investment manager is contractually required to reduce its Management Fee in an amount equal to each Fund's allocable portion of such fees and expenses, which are estimated to be .02% of each Fund's net assets. (See "Management of the Funds.")
3  Assuming no redemption of shares.
        The amounts listed in the example should not be considered as representative of future expenses and actual expenses may be greater or less than those indicated. Moreover, while the example assumes a 5% annual return, the Funds' actual performance will vary and may result in an actual return greater or less than 5%.
        The purpose of the foregoing table is to assist you in understanding the various costs and expenses that investors will bear, directly or indirectly, the payment of which will reduce investors' return on an annual basis. Long-term investors in Class A, B or C shares could pay more in 12b-1 fees than the economic equivalent of paying the maximum front-end sales charges applicable to mutual funds sold by members of the National Association of Securities Dealers, Inc. ("NASD"). The information in the foregoing table does not reflect any fee waivers or expense reimbursement arrangements that may be in effect. Certain Service Agents (as defined below) may charge their clients direct fees for effecting transactions in Fund shares; such fees are not reflected in the foregoing table. See "Management of the Funds," "How to Buy Fund Shares" and "Distribution Plans (Class A Plan and Class B and Class C Plans)."

        The Company understands that banks, securities dealers ("Selected Dealers") or other financial institutions (including Dreyfus and its affiliates) (collectively "Service Agents") may charge fees to their clients who are owners of a Fund's Class A, B or C shares for various services provided in connection with a client's account. These fees would be in addition to any amounts received by a Service Agent under its Selling Agreement ("Agreement") with the Distributor. The Agreement requires each Service Agent to disclose to its clients any compensation payable to such Service Agent by the Distributor and any other compensation payable by the client for various services provided in connection with their accounts.

                                           Page 3

FINANCIAL HIGHLIGHTS

                The following tables are based upon a single Class A, Class B, Class C or Class R share outstanding throughout each fiscal year (period) and should be read in conjunction with the financial statements and related notes that appear in each Fund's Annual Report dated June 30, 1996 and are incorporated by reference into the SAI. The financial statements and related notes, as well as the information in the tables below insofar as it relates to the fiscal years (periods) ended after June 30, 1993, for Massachusetts Municipal Fund and November 30, 1993 for California and New York Municipal Funds have been audited by KPMG Peat Marwick LLP, independent auditors, whose report thereon appears in the Funds' Annual Reports. Further information about, and management's discussion of, the performance of each Fund is also included in each Fund's Annual Report, which may be obtained without charge by writing to the address or calling the number set forth on the cover page of this Prospectus. The information in the tables below for fiscal years (periods) prior the to the fiscal year (period) ended June 30, 1994, has been audited by other independent auditors.


PREMIER LIMITED TERM CALIFORNIA MUNICIPAL FUND
For a Class A share outstanding throughout each year or period.*

                                                           Period
                                                           Ended
                                      Year Ended June 30,  June 30,                       Year Ended November 30,
                                       __________________   _____      _________________________________________________________
        PER SHARE DATA:                  1996    1995##    1994@##    1993       1992      1991        1990      1989      1988*
                                        ______   ______    ______     ______    ______    ______      ______    ______    ______
     Net Asset Value, beginning
        of year.........                $12.80   $12.61    $13.07     $12.81    $12.53    $12.29      $12.16    $11.84    $12.00
                                        ______   ______    ______     ______    ______    ______      ______    ______    ______
   Income from investment operations:
     Net investment income***             0.60     0.59      0.34       0.67      0.70      0.73        0.73      0.76      0.47
     Net realized and unrealized gain/
     (loss) on investments                0.10     0.21     (0.46)      0.66      0.44      0.24        0.20      0.32     (0.16)
                                        ______   ______    ______     ______    ______    ______      ______    ______    ______
Total from investment operations.....     0.70    0.80     (0.12)       1.33      1.14      0.97        0.93      1.08      0.31
                                        ______   ______    ______     ______    ______    ______      ______    ______    ______
Less distributions:
      Distributions from net
        investment income               (0.60)   (0.60)    (0.34)     (0.67)    (0.70)    (0.73)      (0.73)     (0.76)    (0.47)
     Distributions from net realized
        capital gains                   (0.02)   (0.01)   (0.00)****  (0.40)    (0.16)      ._        (0.07)       ._        ._
                                        ______   ______    ______     ______    ______    ______      ______    ______    ______
     Total distributions..............  (0.62)    (0.61)   (0.34)     (1.07)    (0.86)    (0.73)      (0.80)     (0.76)    (0.47)
                                        ______   ______    ______     ______    ______    ______      ______    ______    ______
     Net Asset Value, end of year.....  $12.88   $12.80    $12.61     $13.07   $12.81     $12.53     $12.29      $12.16    $11.84
                                        ======   ======    ======     ======   ======     ======     ======      ======    ======
          Total return...............    5.43%    6.48%   (0.95)%     10.58%    9.27%       8.07%      7.96%      9.38%     2.61%
     Ratios to average net assets/
          supplemental data:
       Net assets, end of year (000's)  $7,745   $8,506    $10,143   $10,971   $21,831    $16,203     $12,481    $5,132    $3,202
     Ratio of expenses to average
        net assets                       0.75%    0.75%    0.58%**   0.45%      0.45%     0.45%      0.45%...   0.45%     0.68%**.
     Ratio of net income to average
        net assets                       4.59%    4.71%    4.51%**   5.09%     5.38%      5.84%      6.07%...   6.28%     5.43%**
     Portfolio turnover rate........... 39.09%     49%       5%        38%       41%        27%        75%        59%.....  ._

                                           Page 4


  * The Fund commenced operations on March 7, 1988. On February 1, 1993, existing shares of the Fund were designated the Retail
     Class and the Fund began offering the Institutional Class and Investment Class of shares. Effective April 4, 1994, the Retail and Institutional Classes were reclassified as a single class of shares known as Investor shares. Effective October 17, 1994, the Investor Class was redesignated Class A. The Financial Highlights for the year ended June 30, 1995 and subsequent years are based upon a Class A share (formerly Investor shares) outstanding. The amounts shown for the period ended June 30, 1994 were calculated using the performance of a Retail share outstanding from December 1, 1993 to April 3, 1994 and the performance of an Investor Share outstanding from April 4, 1994 to June 30, 1994. The Financial Highlights for the year ended November 30, 1993 and prior years are based upon a Retail share outstanding.

  ** Annualized.
  ***Net investment income per share before waiver of fees and reimbursement of expenses by the investment manager and/or custodian and/or transfer agent for the period ended June 30, 1994, for the years ended November 30, 1993, 1992, 1991, 1990, 1989 and for the period ended November 30,
     1988 were $0.31, $0.67, $0.64, $0.66, $0.66, $0.59, and $0.33, respectively.
**** Amount represents less than $0.01
     per share.
 + Annualized expense ratios before voluntary waiver of fees and reimbursement of expenses by the investment manager and/or custodian and/or transfer agent for the period ended June 30, 1994, for the years ended November 30, 1993, 1992, 1991, 1990, 1989 and for the period ended November 30, 1988 were 0.95%, 1.10%, 0.93%, 1.03%, 1.03%,
     1.85% and 2.33%, respectively.
 ++ The expense ratio excludes interest expense. The expense ratio including interest expense was 0.46% for the year ended
     November 30, 1993.
 +++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charge.
  @ The Fund changed its fiscal year end to June 30. Prior to this, the Fund's fiscal year end was November 30.
  ## Effective October 17, 1994, Dreyfus began serving as the Fund's investment manager. From April 4, 1994 through October 16,
     1994, Mellon Bank served as the Fund's investment manager. Prior to April 4, 1994, The Boston Company Advisors, Inc. served as the Fund's investment manager.
                                           Page 5


FINANCIAL HIGHLIGHTS

  PREMIER LIMITED TERM CALIFORNIA MUNICIPAL FUND
  For a Class B share outstanding throughout each year or period.*
                                                                      YEAR                PERIOD
                                                                     ENDED                ENDED
                                                                    6/30/96               6/30/95
                                                                    ________             ________
        Net Asset Value, beginning of period                         $12.80              $12.28
                                                                    ________            ________
        Income from investment operations:
        Net investment income                                          0.53                0.27
        Net realized and unrealized gain on investments                0.10                0.53
                                                                    ________            ________
        Total from investment operations                               0.63                0.80
        Less distributions:
        Dividends from net investment income                          (0.53)              (0.28)
        Dividends from net realized gain on investments               (0.02)                 ._
                                                                    ________            ________
        Total Distributions                                           (0.55)              (0.28)
                                                                    ________            ________
        Net Asset Value, end of period                               $12.88               $12.80
                                                                    =======              ========
        Total return                                                  4.89%                6.51%
                                                                    =======              ========
        Ratios to average net assets/supplemental data:
        Net assets, end of period (000's)                          $     78               $     9
        Ratio of expenses to average net assets                        1.25%              1.25%**
        Ratio of net investment income to average net assets           4.08%              4.20%**
        Portfolio turnover rate                                         39%                 49%


  *  The Fund commenced selling Class B shares on December 28, 1994.
  **Annualized.
      Total return represents aggregate total return for the periods indicated
     and does not reflect deduction of the applicable sales charge.

                                                   Page 6




FINANCIAL HIGHLIGHTS

  PREMIER LIMITED TERM CALIFORNIA MUNICIPAL FUND
  For a Class C share outstanding throughout each year or period.*
                                                                      YEAR                PERIOD
                                                                      ENDED               ENDED
                                                                     6/30/96             6/30/95
                                                                    ________            ________
        Net Asset Value, beginning of period                         $12.80               $12.28
                                                                    ________            ________
        Income from investment operations:
        Net investment income                                          0.53                 0.28
        Net realized and unrealized gain on investments                0.13                 0.52
                                                                    ________            ________
        Total from investment operations                               0.66                 0.80
        Less distributions:
        Dividends from net investment income                          (0.53)              (0.28)
        Dividends from net realized gain on investments               (0.02)                ._
                                                                    ________            ________
        Total Distributions                                           (0.55)              (0.28)
                                                                    ________            ________
        Net Asset Value, end of period                               $12.91              $12.80
                                                                    =======              ========
        Total return                                                  5.14%               6.51%
                                                                    =======              ========
        Ratios to average net assets/supplemental data:
        Net assets, end of period (000's)                          $     25              $     25
        Ratio of expenses to average net assets                       1.25%               1.25%**
        Ratio of net investment income to average net assets          4.06%               4.22%**
        Portfolio turnover rate                                        39%                  49%

  *  The Fund commenced selling Class C shares on December 28, 1994.
  **Annualized.
      Total return represents aggregate total return for the periods indicated and does not reflect deduction of the applicable sales charge.

                                           Page 7


FINANCIAL HIGHLIGHTS

  PREMIER LIMITED TERM CALIFORNIA MUNICIPAL FUND
  For a Class R share outstanding throughout each year or period.*
                                                                Year               Year              Period             Period
                                                               Ended              Ended               Ended             Ended
                                                              6/30/96            6/30/95##          6/30/94@##         11/30/93*
                                                             __________          ________          ____________       _________
        Net Asset Value, beginning of period                  $12.80               $12.61            $13.07              $12.96
                                                             _______              _______          ________            _______
        Income from investment operations:
        Net investment income***                                0.63                0.63              0.35                0.55
        Net realized and unrealized gain/(loss)
              on investments                                    0.10                0.20             (0.46)               0.52
                                                             _______              _______          ________            _______
        Total from investment operations                        0.73                0.83             (0.11)               1.07
        Less distributions:
        Distributions from net investment income              (0.63)              (0.63)             (0.35)              (0.56)
        Distributions from net realized capital gains         (0.02)              (0.01)             (0.00)****          (0.40)
                                                             _______              _______          ________            _______
        Total distributions                                   (0.65)              (0.64)             (0.35)             (0.96)
                                                             _______              _______          ________            _______
        Net Asset Value, end of period                        $12.88             $12.80             $12.61              $13.07
                                                             =======             =======             ======             =======
        Total return                                          5.68%              6.75%              (0.87)%               8.32%
                                                             =======             =======            ======             ========
        Ratios to average net assets/supplemental
            data:
        Net assets, end of period (000's)                    $12,384             $8,813           $12,235               $8,291
        Ratio of expenses to average net assets               0.50%               0.50%            0.42%**               0.40%**
        Ratio of net investment income to average
              net assets                                      4.84%               4.96%            4.68%**              5.04%**
        Portfolio turnover rate                                30%                  49%               5%                   38%

  *  The Fund commenced selling Investment shares on February 1, 1993.
     Effective April 4, 1994, the Investment Class was reclassified as the
     Trust shares. Effective October 17, 1994 Trust shares were redesignated
     Class R shares. The table above is based upon an Investment share outstanding from February 1, 1993 to April 3, 1994, a Trust share outstanding from April 4, 1994 to October 16, 1994, and a Class R share thereafter.
  **Annualized.
  ***Net investment income per share before waiver of fees and reimbursement of expenses by the investment manager and/or custodian and/or transfer agent for the periods ended June 30, 1994 and November 30, 1993 were
     $0.32 and $0.49, respectively.
  ****     Amount represents less than $0.01
     per share.
      Annualized expense ratios before voluntary waiver of fees and reimbursement of expenses by the investment manager and/or custodian and/or transfer agent for the periods ended June 30, 1994 and November
     30, 1993 were 0.79% and 1.06%, respectively.
      The expense ratio excludes interest expense. The expense ratio including interest expense was 0.41% for the period ended November 30,
     1993.
      Total return represents aggregate total return for the periods indicated.
  @  The Fund changed its fiscal year end to June 30. Prior to this, the Fund's fiscal year end was November 30.
  ##Effective October 17, 1994, Dreyfus began serving as the Fund's investment manager. From April 4, 1994 through October 16,
     1994, Mellon Bank served as the Fund's investment manager. Prior to
     April 4, 1994, The Boston Company Advisors, Inc. served as the Fund's investment manager.


                                           Page 8

#

FINANCIAL HIGHLIGHTS
PREMIER LIMITED TERM MASSACHUSETTS MUNICIPAL FUND
For a Class A share outstanding throughout each year.*

                                                                      Year Ended June 30,
                                       _______________________________________________________________________________________
                                         1996     1995##   1994##   1993    1992     1991     1990      1989    1988      1987
                                         _____    _____    _____   _____    _____    _____    _____    _____    _____     _____
        Net Asset Value, beginning
           of year.............         $11.91   $11.74   $12.38   $11.83   $11.23   $11.09   $11.25  $10.89  $10.74     $10.78
                                         _____    _____    _____   _____    _____    _____    _____    _____    _____     _____
        Income from investment
           operations:
        Net investment income**...        0.54     0.55     0.54    0.64     0.73     0.73      0.72    0.74    0.72       0.72
        Net realized and unrealized
          gain/(loss)
          on investments                  0.08     0.20    (0.36)   0.55     0.60     0.14    (0.16)   0.36     0.15     (0.04)
                                         _____    _____    _____   _____    _____    _____    _____    _____    _____     _____
        Total from investment
          operations                      0.62     0.75     0.18    1.19     1.33     0.87     0.56    1.10     0.87      0.68
                                         _____    _____    _____   _____    _____    _____    _____    _____    _____     _____
        Less distributions:
        Distributions from net
         investment income.......        (0.54)   (0.54)   (0.54)  (0.64)   (0.73)   (0.73)    (0.72)  (0.74)   (0.72)    (0.72)
        Distributions from net realized
        capital gains..                  (0.02)   (0.04)   (0.28)     ._      ._      ._       ._       ._      ._        ._
                                         _____    _____    _____   _____    _____    _____    _____    _____    _____     _____
        Total distributions............ (0.56)    (0.58)   (0.82)  (0.64)   (0.73)   (0.73)    (0.72)  (0.74)   (0.72).   (0.72)
                                         _____    _____    _____   _____    _____    _____    _____    _____    _____     _____
        Net Asset Value, end of year....$11.97   $11.91   $11.74   $12.38  $11.83   $11.23   $11.09   $11.25   $10.89   $10.74
                                        ======   ======   ======   ======  ======   ======   ======   ======   ======   =======
        Total return...................  5.22%    6.60%    1.38%   10.27%   12.21%   8.13%    5.13%   10.44%   8.37%     6.27%
                                        ======   ======   ======   ======  ======   ======   ======   ======   ======   =======
        Ratios to average net assets/
         supplemental data:
        Net assets, end of year (000's) $15,689  $16,501  $21,276  20,106  $20,513  $16,337  $16,093  14,957  $14,702  $15,355
        Ratio of expenses to average
           net assets........            0.75%    0.75%    0.76%   0.75%     0.76%    0.88%    0.92%   0.96%    0.96%      0.79%
        Ratio of net income to average
          net assets......               4.44%    4.65%    4.40%    5.30%    6.34%    6.59%    6.45%   6.70%   6.69%      6.45%
        Portfolio turnover rate.......    39%      25%      19%      60%      23%      41%       99%     93%    104%       127%


*      The Fund commenced operations on September 24, 1985. On February 1,
1993, existing shares of the Fund were designated the Retail Class and the Fund began offering the Institutional Class and Investment Class of shares. Effective April 4, 1994, the Retail and
Institutional Classes were reclassified as a single class of shares known as Investor shares. Effective October 17, 1994, the Investor shares were redesignated Class A. The Financial Highlights for the year ended June 30,
1995 and subsequent years are based upon a Class A share (formerly Investor shares) outstanding.The amounts shown for the year ended June 30, 1994 were calculated using the performance of a Retail share outstanding from July 1, 1993 to April 3, 1994, and the performance of an Investor share outstanding from April 4, 1994 to June 30, 1994. The Financial Highlights for the year ended June 30, 1993 and prior years are based upon a Retail share outstanding.
  **Net investment income per share before waiver of fees and reimbursement of expenses by investment manager and/or custodian and/or transfer agent for the years ended June 30, 1994, 1993 were $0.53, $0.62 and $0.70, respectively.
      Annualized expense ratios before voluntary waiver of fees and reimbursement of expenses by the investment manager and/or custodian and/or transfer agent for the year ended June 30, 1994, 1993 and 1987 and the period ended June 30, 1986 were 0.89%, 0.92%, 0.95% and 1.15%, respectively.
      Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charge.
  ##Effective October 17, 1994, Dreyfus began serving as the Fund's investment manager. From April 4, 1994 through October 16, 1994, Mellon
     Bank served as the Fund's investment manager. Prior to April 4, 1994, The Boston Company Advisors, Inc. served as the Fund's investment manager.

                                           Page 9







FINANCIAL HIGHLIGHTS

  PREMIER LIMITED TERM MASSACHUSETTS MUNICIPAL FUND*
  For a Class B share outstanding throughout the year.

                                                                                                 Year
                                                                                                 Ended
                                                                                                6/30/96
                                                                                               ________
        Net Asset Value, beginning of year                                                      $11.91
                                                                                               ________
        Income from investment operations:
         Net investment income                                                                   0.48
         Net realized and unrealized gain on investments                                         0.10
                                                                                               ________
         Total from investment operations                                                        0.58
        Less distributions:
         Dividends from net investment income                                                   (0.48)
         Dividends from net realized gain on investments                                        (0.02)
                                                                                               ________
              Total Distributions                                                               (0.50)
                                                                                               ________
        Net Asset Value, end of year                                                           $11.99
                                                                                               =======
        Total return                                                                            4.87%
                                                                                               =======
        Ratios to average net assets/supplemental data:
         Net assets, end of year (000's)                                                    $     452
         Ratio of expenses to average net assets                                                1.25%
         Ratio of net investment income to average net assets                                   3.67%
         Portfolio turnover rate                                                                  39%


  *  The Fund commenced selling Class B shares on December 28, 1994.


  ++ Total return represents aggregate total return for the period indicated and does not reflect deduction of the applicable sales charge.

                                               Page 10

FINANCIAL HIGHLIGHTS

  PREMIER LIMITED TERM MASSACHUSETTS MUNICIPAL FUND
  For a Class C share outstanding throughout each year or period.*

                                                                                 Year                   Period
                                                                                Ended                   Ended
                                                                               6/30/96                 6/30/95
                                                                               _______                  ______
        Net Asset Value, beginning of period                                    $11.91                  $11.45
                                                                               _______                  ______
        Income from investment operations:
         Net investment income                                                    0.48                    0.26
         Net realized and unrealized gain on investments                          0.08                    0.45
                                                                               _______                  ______
         Total from investment operations                                        0.56                     0.71
                                                                               _______                  ______
        Less distributions:
         Dividends from net investment income                                   (0.48)                  (0.25)
                                                                               _______                  ______
         Dividends from net realized gain on investments                        (0.02)                   ._
                                                                               _______                  ______
                  Total Distributions                                           (0.50)                  (0.25)
                                                                               _______                  ______
        Net Asset Value, end of period                                          $11.97                  $11.91
                                                                               ========                 =======
        Total return                                                            4.68%                    6.24%
                                                                               ========                 =======
        Ratios to average net assets/supplemental data:
         Net assets, end of period (000's)                                      $  16                 $     18
         Ratio of expenses to average net assets                                1.25%                  1.25%**
         Ratio of net investment income to average net assets                   3.93%                  4.15%**
         Portfolio turnover rate                                                  39%                      25%

  *  The Fund commenced selling Class C shares on December 28, 1994.
  **  Annualized.
      Not Annualized.
      Total return represents aggregate total return for the periods indicated and does not reflect deduction of the applicable sales charge.

                                           Page 11




#

FINANCIAL HIGHLIGHTS

  PREMIER LIMITED TERM MASSACHUSETTS MUNICIPAL FUND
  For a Class R share outstanding throughout each year or period.*
                                                                Year               Year               Period            Period
                                                               Ended              Ended               Ended             Ended
                                                              6/30/96            6/30/95##          6/30/94@##         6/30/93
                                                             __________          ________          ____________       _________
        Net Asset Value, beginning of period                  $11.91             $11.74               $12.38           $12.08
                                                             _______             _______             ________           _______
        Income from investment operations:
        Net investment income***                                0.57              0.57                 0.55              0.25
        Net realized and unrealized gain/(loss)
              on investments                                    0.08              0.21                (0.35)             0.29
                                                             _______             _______             ________           _______
        Total from investment operations                       0.65               0.78                 0.20              0.54
        Less distributions:
        Distributions from net investment income              (0.57)             (0.57)               (0.56)            (0.24)
        Distributions from net realized capital gains         (0.02)             (0.04)               (0.28)               ._
                                                             _______             _______             ________           _______
        Total distributions                                   (0.59)             (0.61)               (0.84)            (0.24)
                                                             _______             _______             ________           _______
        Net Asset Value, end of period                       $11.97              $11.91               $11.74            $12.38
                                                            ========             ========            ========           =======
        Total return                                          5.46%               6.87%                1.53%             4.53%
                                                            ========             ========            ========           =======
        Ratios to average net assets/
            supplemental data:
        Net assets, end of period (000's)                   $25,981             $19,700              $15,681            $9,411
        Ratio of expenses to average net assets               0.50%               0.50%                0.62%             0.65%**
        Ratio of net investment income to average
              net assets                                      4.68%               4.90%                4.54%            4.84%**
        Portfolio turnover rate                                 39%                 25%                  19%              60%

  *  The Fund commenced selling Investment shares on February 1, 1993.
     Effective April 4, 1994, the Investment Class was reclassified as the
     Trust shares. Effective October 17, 1994, Trust shares were redesignated
     Class R shares. The table above is based upon an Investment share outstanding from February 1, 1993 to April 3, 1994, a Trust share outstanding from April 4, 1994 to October 16, 1994, and a Class R share thereafter.
  **Annualized.
  ***Net investment income per share before waiver of fees and reimbursement of expenses by the investment manager and/or custodian and/or transfer agent for the year ended June 30, 1994 and period ended June 30, 1993 were $0.54 and $0.24, respectively.
      Annualized expense ratios before voluntary waiver of fees and reimbursement of expenses by the investment manager and/or custodian and/or transfer agent for the year ended June 30, 1994 and for the period ended June 30, 1993 were 0.75% and 0.87%, respectively.
      Total return represents aggregate total return for the periods indicated.
  ##Effective October 17, 1994, Dreyfus began serving as the Fund's investment manager. From April 4, 1994 through October 16,
     1994, Mellon Bank served as the Fund's investment manager. Prior to April 4, 1994, The Boston Company Advisors, Inc. served as the Fund's investment manager.


                                           Page 12

FINANCIAL HIGHLIGHTS
PREMIER LIMITED TERM NEW YORK MUNICIPAL FUND
For a Class A share outstanding throughout each year or period.*
                                                                   PERIOD ENDED                                        PERIOD ENDED
                                            YEAR ENDED JUNE 30,     JUNE 30,          YEAR ENDED NOVEMBER 30,           NOVEMBER 30,
                                            ___________________     __________    ___________________________________   ___________
PER SHARE DATA:                                1996     1995##        1994@##      1993    1992    1991    1990    1989      1988
                                              _____    _____         ______       _____   _____   _____  _____   _____      _____
   Net Asset Value, beginning of year...     $12.71    $12.59        $13.04      $12.70  $12.34  $12.02  $11.90  $11.75    $12.00
                                             ______    ______        ______       _____   _____   _____  _____   _____      _____
   Income from investment operations:
 Net investment income***....................  0.59      0.60          0.35        0.66    0.68   0.70    0.73    0.72       0.47
 Net realized and unrealized gain/
     (loss) on investments.............      (0.06)      0.17        (0.45)        0.46    0.36   0.32    0.11    0.15      (0.24)
                                             ______    ______        ______       _____   _____   _____  _____   _____      _____
   Total from investment operations........   0.53       0.77        (0.10)        1.12    1.04   1.02    0.84    0.87       0.23
                                             ______    ______        ______       _____   _____   _____  _____   _____      _____
   Less distributions:
 Distributions from net investment income.   (0.59)     (0.60)       (0.35)      (0.66)  (0.68)  (0.70)  (0.72)  (0.72)     (0.48)
 Distributions from net realized capital gains ._       (0.04)         ._        (0.12)    ._      ._      ._     ._          ._
 Distributions in excess of net
      realized capital gains............       ._        (0.01)         ._          ._      ._      ._      ._     ._          ._
                                              ______    ______        ______       _____   _____   _____  _____   _____      _____
 Total distributions......................   (0.59)     (0.65)       (0.35)      (0.78)  (0.68)  (0.70)  (0.72)  (0.72)     (0.48)
                                              ______    ______        ______       _____   _____   _____  _____   _____      _____
 Net Asset Value, end of year...............$12.65     $12.71       $12.59      $13.04  $12.70  $12.34  $12.02  $11.90     $11.75
                                              ======    =======      =======      ======  ======  ======  ======  ======    =======
   Total return.............................  4.23%      6.39%      (0.80%)      9.00%    8.65%  8.71%   7.35%   7.60%.      1.95%
                                             ======    =======      =======      ======  ======  ======  ======  ======     =======
   Ratios to average net assets/supplemental
      data:
   Net assets, end of year (000's)....       $2,106    $2,340        $2,922      $2,100  $5,308  $5,202  $3,959  $3,535     $2,315
   Ratio of expenses to average net assets..  0.75%     0.75%         0.57%**     0.46%   0.45%   0.45%   0.45%   0.44%     0.70%**
 Ratio of net investment income to average
    net assets...............                 4.62%      4.83%        4.66%**     5.11%   5.43%   5.74%   6.14%   6.30%     5.54%**
Portfolio turnover rate...................       43%        32%          13%         32%      0%      0%     45%      7%       74%

  * The Fund commenced operations on March 7, 1988. On February 1, 1993, existing shares of the Fund were designated the Retail
     Class and the Fund began offering the Institutional Class and Investment
     Class of shares. Effective April 4, 1994, the Retail and Institutional
     Classes were reclassified as a single class of shares known as Investor shares. Effective October 17, 1994, the Investor Class was redesignated
     Class A shares. The Financial Highlights for the year ended June 30,
     1995 and subsequent years are based upon a Class A share (formerly
     Investor shares) outstanding.The amounts shown for the period ended June
     30, 1994 were calculated using the performance of a Retail share outstanding from December 1, 1993 to April 3, 1994 and the performance of an Investor share outstanding from April 4, 1994 to June 30, 1994.
     The Financial Highlights for the year ended November 30, 1993 and prior years are based upon a Retail share outstanding.
  **Annualized.
  ***Net investment income per share before waiver of fees and reimbursement of expenses by the investment manager and/or custodian and/or transfer agent for the period ended June 30, 1994, for the years ended November
     30, 1993, 1992, 1991, 1990, 1989, and for the period ended November 30,
     1988 were $0.28, $0.42, $0.52, $0.52, $0.59, $0.45, and $0.31, respectively.
      Annualized expense ratios before voluntary waiver of fees and reimbursement of expenses by the investment manager and/or custodian and/or transfer agent for the period ended June 30, 1994, for the years ended November 30, 1993, 1992, 1991, 1990, 1989 and for the period ended November 30, 1988 were 1.51%, 2.32%, 1.70%, 1.88%, 1.61%,
     2.67% and 2.61%, respectively.
      Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charge.
  @ The Fund changed its fiscal year end to June 30. Prior to this, the Fund's fiscal year end was November 30.
  ##Effective October 17, 1994, Dreyfus began serving as the Fund's investment manager. From April 4, 1994 through October 16,
     1994, Mellon Bank served as the Fund's investment manager. Prior to April 4, 1994, The Boston Company Advisors, Inc. served as the Fund's investment manager.

                                           Page 13


FINANCIAL HIGHLIGHTS

  PREMIER LIMITED TERM NEW YORK MUNICIPAL FUND*
  For a Class B share outstanding throughout the year.
                                                                                                YEAR
                                                                                                Ended
                                                                                                6/30/96
                                                                                                ______
        Net Asset Value, beginning of year                                                      $12.71
                                                                                                ______
        Income from investment operations:
         Net investment income                                                                    0.54
         Net realized and unrealized loss on investments                                         (0.05)
                                                                                                ______
         Total from investment operations                                                         0.49
        Less distributions:
         Distributions from net investment income                                                (0.54)
                                                                                                ______
        Net Asset Value, end of year                                                             $12.66
                                                                                                ========
        Total return                                                                              3.85%
                                                                                                ========
        Ratios to average net assets/supplemental data:
         Net assets, end of year (000's)                                                        $   120
         Ratio of expenses to average net assets                                                  1.25%
         Ratio of net investment income to average net assets                                     3.97%
         Portfolio turnover rate                                                                    43%


  *  The Fund commenced selling Class B Shares on December 28, 1994.


  ++ Total return represents aggregate total return for the period indicated and does not reflect deduction of the applicable sales charge.

FINANCIAL HIGHLIGHTS

  PREMIER LIMITED TERM NEW YORK MUNICIPAL FUND
  For a Class C share outstanding throughout each year or period.*
                                                                                   Year                  Period
                                                                                  Ended                  Ended
                                                                                 6/30/96                6/30/95

        Net Asset Value, beginning of year                                       $12.71                 $12.21
                                                                                ________                ________
        Income from investment operations:
         Net investment income                                                     0.54                   0.28
         Net realized and unrealized gain/(loss) on investments                  (0.03)                   0.49
                                                                                ________                ________
         Total from investment operations                                         0.51                    0.77
                                                                                ________                ________
        Less distributions:
         Distributions from net investment income                               (0.54)                  (0.27)
                                                                                ________                ________
        Net Asset Value, end of year                                            $12.68                  $12.71
                                                                               ========               ==========
        Total return                                                             4.02%                    6.39%
                                                                               ========               ==========
        Ratios to average net assets/supplemental data:
         Net assets, end of year (000's)                                       $    52                $     68
         Ratio of expenses to average net assets                                 1.25%                   1.25%**
         Ratio of net investment income to average net assets                    4.15%                   4.34%**
         Portfolio turnover rate                                                   43%                     32%

  *  The Fund commenced selling Class C Shares on December 28, 1994.
  **  Annualized.
      Not Annualized.
      Total return represents aggregate total return for the periods indicated and does not reflect deduction of the applicable sales charge.

FINANCIAL HIGHLIGHTS

  PREMIER LIMITED TERM NEW YORK MUNICIPAL FUND
  For a Class R Share outstanding throughout each year or period.*
                                                               Year             Year               Period              Period
                                                              Ended             Ended              Ended               Ended
                                                             6/30/96          6/30/95##          6/30/94@##          11/30/93*
                                                             ________         ________           _________            ________
        Net Asset Value, beginning of year                    $12.71           $12.59              $13.04             $12.85
                                                             ________         ________           _________            ________
        Income from investment operations:
        Net investment income***                                0.63             0.64                0.37               0.57
        Net realized and unrealized gain/(loss)
              on investments                                  (0.06)             0.17              (0.45)               0.31
                                                             ________         ________           _________            ________
        Total from investment operations                       0.57              0.81              (0.08)               0.88
                                                             ________         ________           _________            ________
        Less distributions:
        Distributions from net investment income             (0.63)            (0.64)              (0.37)              (0.57)
        Distributions from net realized capital gains          ._              (0.04)               ._                 (0.12)
        Distributions in excess of net realized
              capital gains                                    ._               (0.01)              .-                   .-
                                                             ________         ________           _________            ________
        Total distributions                                  (0.63)             (0.69)              (0.37)             (0.69)
                                                             ________         ________           _________            ________
        Net Asset Value, end of year                        $12.65              $12.71              $12.59             $13.04
                                                            =========         =========          ==========           =========
        Total return                                        4.49%                6.65%              (0.67%)             6.95%
                                                            =========         =========          ==========           =========
        Ratios to average net assets/
              supplemental data:
        Net assets, end of year (000's)                    $4,060               $2,844               $2,388             $2,542
        Ratio of expenses to average net assets              0.50%               0.50%                0.29%**          0.25%**
        Ratio of net investment income to average
              net assets                                     4.87%               5.08%                4.94%**          5.20%**
        Portfolio turnover rate                             43.43%                 32%                  13%               32%

  *  The Fund commenced selling Investment Class shares on February 1, 1993.
     Effective April 4, 1994, the Investment Class was reclassified as Trust shares. Effective October 17, 1994, Trust shares were redesignated Class
     R shares. The table above is based upon a Retail share outstanding from February 1, 1993 to April 3, 1994, a Trust share outstanding from April
     4, 1994 to October 16, 1994, and a Class R share thereafter.
  **Annualized.
  ***Net investment income per share before waiver of fees and reimbursement of expenses by the investment manager and/or custodian and/or transfer agent for the periods ended June 30, 1994 and November 30, 1993 were $0.30 and $0.36, respectively.
      Annualized expense ratios before voluntary waiver of fees and reimbursement of expenses by the investment manager and/or custodian and/or transfer agent for the periods ended June 30, 1994 and November
     30, 1993 were 1.23% and 2.22%, respectively.
      Total return represents aggregate total return for the periods indicated.
  @ The Fund changed its fiscal year end to June 30. Prior to this, the Fund's fiscal year end was November 30.
  ##Effective October 17, 1994, Dreyfus began serving as the Fund's investment manager. From April 4, 1994 through October 16,
     1994, Mellon Bank served as the Fund's investment manager. Prior to April 4, 1994, The Boston Company Advisors, Inc. served as the Fund's investment manager.

ALTERNATIVE PURCHASE METHODS
            The Funds offer you four methods of purchasing Fund shares; you may choose the Class of shares that best suits your needs, given the amount of your purchase, the length of time you expect to hold your shares and any other relevant circumstances. Each Fund share represents an identical pro rata interest in a Fund's investment portfolio. All Fund shares are sold on a continuous basis.
                Class A shares are sold at net asset value per share plus a maximum initial sales charge of 3.0% of the public offering price imposed at the time of purchase. The initial sales charge may be reduced or waived for certain purchases. See "How to Buy Fund Shares _ Class A shares." These shares are subject to an annual 12b-1 fee at the rate of
    0.25 of 1% of the value of the average daily net assets of Class A. See "Distribution Plan _ Class A shares."

                Class B shares are sold at net asset value per share with no initial sales charge at the time of purchase; as a result, the entire purchase price is immediately invested in a Fund. Class B shares are subject to a maximum 3% contingent deferred sales charge ("CDSC"), which is assessed only if you redeem Class B shares within five years of purchase. See "How to Buy Fund Shares _ Class B shares" and "How to Redeem Fund Shares _ Contingent Deferred Sales Charge _ Class B shares." These shares also are subject to an annual distribution fee at the rate of 0.50 of 1% of the value of the average daily net assets of Class B. In addition, Class B shares are subject to an annual service fee at the rate of 0.25 of 1% of the value of the average daily net assets of Class B. See "Distribution and Service Plans _ Class B and C." The distribution and service fees paid by Class B will cause such Class to have a higher expense ratio and to pay lower dividends than Class A. Approximately six years after the date of purchase (or, in the case of Class B shares of a Fund acquired through exchanges of Class B shares of another fund advised by Dreyfus, the date of purchase of the original Class B shares of the fund exchanged), Class B shares automatically will convert to Class A shares, based on the relative net asset values for shares of each such Class, and will no longer be subject to the service plan fee of Class B shares and will be subject to the lower distribution plan fee of Class A shares. (Such conversion is subject to suspension by the Board of Trustees if adverse tax consequences might result.) Class B shares that have been acquired through the reinvestment of dividends and other distributions will be converted on a pro rata basis together with other Class B shares, in the proportion that a shareholder's Class B shares converting to Class A shares bears to the total Class B shares not acquired through the reinvestment of dividends and other distributions.


                Class C shares are sold at net asset value per share with no initial sales charge at the time of purchase; as a result, the entire purchase price is immediately invested in a Fund. Class C shares are subject to a .75% CDSC, which is assessed only if you redeem Class C shares within one year of purchase. See "How to Redeem Fund Shares _ Class C shares." These shares also are subject to an annual distribution fee at the rate of 0.50 of 1% of the value of the average daily net assets of Class C. Class C shares also are subject to an annual service fee at the rate of 0.25 of 1% of the value of the average daily net assets of Class C. See "Distribution and Service Plans _ Class B and C." The distribution and service fees paid by Class C will cause such Class to have a higher expense ratio and to pay lower dividends than Class A.


                Class R shares generally may not be purchased directly by individuals, although eligible institutions may purchase Class R shares for accounts maintained by individuals. Class R shares are sold at net asset value per share primarily to Banks acting on behalf of customers having a qualified trust or investment account or relationship at such institution, or to customers who have received and hold shares of a Fund distributed to them by virtue of such an
                                           Page 17
    account or relationship. Class
    A, Class B and Class C shares are sold primarily to clients of Service Agents that have entered into Agreements with the Distributor.


                The decision as to which Class of shares is most beneficial to you depends on the amount and the intended length of your investment. You should consider whether, during the anticipated life of your investment in a Fund, the accumulated distribution fee, service fee and CDSC, if any, on Class B or Class C shares would be less than the accumulated distribution fee and initial sales charge on Class A shares purchased at the same time, and to what extent, if any, such differential would be offset by the return of Class A shares. Additionally, investors qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A shares because the accumulated continuing distribution and service fees on Class B or Class C shares may exceed the accumulated distribution fee and initial sales charge on Class A shares during the life of the investment. Finally, you should consider the effect of the CDSC period and any conversion rights of the Classes in the context of your own investment time frame. For example, while Class C shares have a shorter CDSC period than Class B shares, Class C shares do not have a conversion feature and, therefore, are subject to ongoing distribution and service fees. Thus, Class B shares may be more attractive than Class C shares to investors with longer term investment outlooks. Generally, Class A shares may be more appropriate for investors who invest $1,000,000 or more in Fund shares, but will not be appropriate for investors who invest less than $100,000 in Fund shares.

DESCRIPTION OF THE FUNDS
        INVESTMENT OBJECTIVE

                Each Fund seeks to maximize current income exempt from Federal income taxes and state personal income taxes for resident shareholders of the named state, consistent with what is believed to be the prudent risk of capital. In addition, the Premier Limited Term New York Municipal Fund seeks to maximize current income exempt from New York City personal income taxes. Each Fund pursues its objective by investing in Municipal Obligations of such Fund's named state which are of "investment-grade" quality and generally of intermediate maturities.

        MANAGEMENT POLICIES
                Under normal market conditions, each Fund attempts to invest 100%, and will invest a minimum of 80%, of its total assets in Municipal Obligations of such Fund's named state. When, in Dreyfus' opinion, adverse market conditions exist for Municipal Obligations, and a "defensive" investment posture is warranted, each Fund may temporarily invest more than 20% of its total assets in money market instruments having maturity and quality characteristics comparable to those (discussed below) for Municipal Obligations, but which produce income exempt from Federal, but not the state personal income taxes for resident shareholders of a Fund's named state, or more than 20% of its total assets in taxable obligations (including obligations the interest on which is included in the calculation of alternative minimum tax for individuals). Periods when a defensive posture is warranted include those periods when a Fund's monies available for investment exceed the relevant state's Municipal Obligations available for purchase to meet such Fund's rating, maturity and other investment criteria. Each Fund does not anticipate that it will find it necessary to make any investments in securities the interest from which is not exempt from Federal income and the respective state's personal income taxes. Each Fund's policy of investing a minimum of 80% of its total assets in Municipal Obligations of such Fund's named state is a fundamental policy of the Fund.
                                           Page 18


        QUALITY OF MUNICIPAL OBLIGATIONS


                The Funds invest only in Municipal Obligations rated at the time of purchase within the four highest quality ratings of Moody's Investors Service, Inc. ("Moody's") (currently at least Baa or above for bonds, at least MIG 3 or above for notes and at least Prime-2 or above for commercial paper) or Standard & Poor's Ratings Group ("S&P") (at least BBB or above for bonds, at least SP-2 or above for notes and at least A-2 or above for commercial paper) or, if not rated by Moody's or S&P, of comparable quality to the above ratings as determined by Dreyfus. Municipal Obligations rated within the four highest ratings are considered to be of investment-grade quality, although bonds rated in the lowest of these four categories (Baa by Moody's or BBB by S&P) have some speculative characteristics and involve greater risks and potentially higher yields. A discussion of the categories of Municipal Obligations and the rating systems appears in the SAI.

                Because many issuers of Municipal Obligations may choose not to have their obligations rated, it is possible that a large portion of a Fund's bond portfolio may consist of unrated obligations. Unrated obligations are not necessarily of lower quality than rated obligations, but to the extent the Funds invest in unrated obligations, the Funds will be more reliant on Dreyfus' judgment, analysis and experience than would be the case if the Funds invested only in rated obligations.

                The taxable instruments in which each Fund is permitted to invest under certain circumstances include U.S. Government Securities and short-term, high quality money market instruments. In addition, each Fund may, on occasion, purchase securities issued by other investment companies that invest primarily in high quality debt obligations of the kinds in which the Fund may invest.


        PRICE AND PORTFOLIO MATURITY

                The Funds generally invest in Municipal Obligations having intermediate-term maturities, which can be expected to pay higher yields and experience greater fluctuations in value than bonds with short-term maturities. The average weighted maturity of the Municipal Obligations in each Fund's individual portfolio is not expected to exceed ten years. There is no limit on the maturity of any individual security. The market value of the Municipal Obligations in a Fund's portfolio and, accordingly, a Fund's net asset value typically will vary inversely with changes in interest rates, declining when interest rates rise and rising when interest rates decline. Under normal market conditions, the longer the average maturity of a Fund's holdings, the greater its expected yield and price volatility.
        INVESTMENT TECHNIQUES

                In connection with its investment objective and policies, each Fund may employ, among others, the following investment techniques:


                WHEN-ISSUED SECURITIES. The Funds may purchase Municipal Obligations on a "when-issued" basis (i.e., delivery of and payment for the Municipal Obligations normally take place within 45 days after the date of the purchase commitment). The payment obligation and the interest rate on such securities are fixed at the time of the purchase commitment. Although the Funds generally will purchase Municipal Obligations on a when-issued basis with the intention of acquiring the securities, the Funds may sell such securities before the settlement date. Municipal Obligations purchased on a when-issued basis, like other investments made by the Funds, may decline or appreciate in value prior to their actual delivery to the Funds.

                MUNICIPAL BOND INDEX AND INTEREST RATE FUTURES CONTRACTS AND OPTIONS ON MUNICIPAL BOND INDEX AND INTEREST RATE FUTURES CONTRACTS. The Funds may enter into municipal bond
                                           Page 19

    index futures contracts and interest
    rate futures contracts and purchase and sell options on these futures contracts that are traded on a United States exchange or board of trade. Such investments, if any, by a Fund will be made solely for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase due to anticipated changes in interest rates and market conditions and when the transactions are economically appropriate to the reduction of risks inherent in the management of the Funds.
                A municipal bond index futures contract, which is based on an index of long-term, tax-exempt municipal bonds, is an agreement in which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. An interest rate futures contract provides for the future purchase or sale of specified interest rate sensitive debt securities such as United States Treasury bills, bonds and notes, obligations of the Government National Mortgage Association and bank certificates of deposit. Although most interest rate futures contracts require the delivery of the underlying securities, some settle in cash. Each contract designates the price, date, time and place of delivery. Entering into a futures contract to deliver the index or instrument underlying the contract is referred to as entering into a "short" position in the futures contract, whereas entering into a futures contract to take delivery of the index or instrument is referred to as entering into a "long" position in the futures contract.
                A put or call on a municipal bond index or interest rate futures contract gives the purchaser the right, in return for the premium paid, to assume a short or long position, respectively, in the underlying futures contract as a specified exercise price at any time prior to the expiration date of the option. The Funds may purchase put and call options on both municipal bond index and interest rate futures contracts. The Funds will sell options on these futures contracts only as part of closing purchase transactions to terminate its options position, although no assurance can be given that closing transactions can be effected.
                Entering into a futures contract for the purchase or sale of a municipal bond index or debt security or purchasing options on index or interest rate futures contracts will enable a Fund to protect its assets from fluctuations in interest rates on tax-exempt securities without initially buying or selling the securities. The Funds may enter into futures contracts to sell an index or debt security or may purchase options when Dreyfus believes that interest rates will increase and consequently the value of the Funds' portfolio securities will decrease. The Funds may enter into futures contracts to buy an index or debt security or may purchase call options when Dreyfus anticipates purchasing portfolio securities at a time of declining interest rates.
                There are several risks in connection with the issue of municipal bond index and interest rate futures contracts and options on these futures contracts as hedging devices. There can be no assurance that there will be a correlation between price movements in the municipal bond index or interest rate futures, on the one hand, and price movements in municipal bonds which are the subject of the hedge, on the other hand. Positions in futures contracts and options on futures contracts may be closed out only by entering into offsetting positions on the exchange on which the contract was initiated, and no assurance can be given that an active market will exist for the contract or the option at any particular time. Consequently, the Funds may realize a loss on a futures contract that is not offset by an increase in the price of the municipal bonds that are being hedged or may not be able to close a futures position in the event of adverse price movements. Any income earned by the Funds from transactions in futures contracts and options on futures contracts will be taxable. Accordingly, it is anticipated
                                           Page 20
    that such investments will be
    made only in unusual circumstances, such as when Dreyfus anticipates an extreme change in interest rates or market conditions. Successful use of futures contracts by the Funds is subject to the ability of Dreyfus to correctly predict movements in the direction of interest rates.
                The Funds may not enter into futures contracts or purchase options on futures contracts if, immediately thereafter, the sum of the amount of margin deposits on the Funds' existing futures contracts and premiums paid for options would exceed 5% of the value of a Fund's total assets, after taking into account unrealized profits and losses on any existing contracts. When a Fund enters into futures contracts, purchases an index or debt security or purchases call options, an amount of cash, U.S. Government Securities or other high grade debt securities equal to the market value of the contract will be deposited and maintained in a segregated account with the Fund's custodian to collateralize the positions, thereby insuring that the use of the contract is unleveraged.
                At present the Funds are considering investments in futures contracts and options on futures contracts as described above. However, the Funds reserve the right to invest in other kinds of futures contracts and options on futures contracts subject to the policies the Board of Trustees may establish from time to time.
        CERTAIN PORTFOLIO SECURITIES
                FLOATING RATE AND VARIABLE RATE OBLIGATIONS. The Funds may purchase floating rate and variable rate obligations. These obligations bear interest at rates that are not fixed, but vary with changes in specified market rates or indices. Some of these obligations may carry a demand feature that permits the Funds to receive the par value upon demand prior to maturity. The Funds will limit their purchases of floating rate and variable rate Municipal Obligations to those meeting the quality standards applicable to such Fund. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. The quality of the underlying creditor or the bank, as determined by Dreyfus under the supervision of the Board of Trustees must also be equivalent to the quality standards applicable to the Fund. In addition, Dreyfus monitors the earning power, cash flow and other liquidity ratios of the issuers of such obligations, as well as the creditworthiness of the institution responsible for paying the principal amount of the obligations under the demand feature.
                The Funds may invest in participation interests purchased from banks in floating or variable rate Municipal Obligations owned by banks. Participation interests carry a demand feature permitting the Funds to tender them back to the bank. Each participation is backed by an irrevocable letter of credit or guarantee of a bank which Dreyfus under the supervision of the Board of Trustees has determined meets the prescribed quality standards for the Funds.
                Other types of tax-exempt instruments that may become available in the future may be purchased by the Funds as long as Dreyfus believes the quality of these instruments meets the Funds' quality standards.
                MUNICIPAL LEASE OBLIGATIONS. The Funds may purchase municipal lease obligations and certificates of participation in municipal lease obligations. A municipal lease obligation does not constitute a general obligation of the municipality for which the municipality's taxing power is pledged. Ordinarily, a lease obligation will contain a "non-appropriation" clause which provides that the municipality has no obligation to make lease payments in future years unless money is appropriated for such purpose on a yearly basis. Because of the risk of non-appropriation, some lease obligations are issued with third-party credit enhancements, such as insurance or a letter of credit. Lease obligations are a relatively new type of financing that has
                                           Page 21

    not yet
    developed the depth of marketability associated with more conventional municipal obligations. For these reasons, before investing in a lease obligation Dreyfus will consider, among other things, whether (1) the leased property is essential to a governmental function of the municipality, (2) the municipality is prohibited from substituting or purchasing similar equipment if lease payments are not appropriated, and
    (3) the municipality has maintained good market acceptability for its lease obligations in the past. The Board of Trustees has established guidelines for determining whether a Municipal Lease Obligation is a liquid security. Such determination will be made based upon all relevant factors including, the frequency of trades and quotes for the obligation, the number of dealers willing to purchase or sell the security and the number of potential buyers, the willingness of dealers to undertake to make a market in the securities, and the nature of the marketplace trades.
                OTHER INVESTMENT COMPANIES. Each Fund may invest in securities issued by other investment companies to the extent that such investments are consistent with the Fund's investment objective and policies and permissible under the Investment Company Act of 1940, as amended (the "1940 Act"). As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees.
    These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations.
                TENDER OPTION BONDS. Each Fund may invest up to 10% of the value of its assets in tender option bonds. A tender option bond is a Municipal Obligation (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax-exempt rates, that has been coupled with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the Municipal Obligation's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. Dreyfus on behalf of the Funds, will consider on an ongoing basis the creditworthiness of the issuer of the underlying Municipal
    Obligation, of any custodian and the third-party provider of the tender option. In certain instances and for certain tender option bonds, the option may be terminable in the event of a default in payment of principal or interest on the underlying Municipal Obligations and for other reasons. Each Fund will not invest more than 15% of the value of such Fund's net assets in illiquid securities, which would include tender option bonds for which the required notice to exercise the tender feature is more than seven days if there is no secondary market available for these obligations.

                CERTAIN RISK CONSIDERATIONS REGARDING THE STATE OF CALIFORNIA. Because the Premier Limited Term California Municipal Fund concentrates in the obligations of California issuers, it is more susceptible to factors adversely affecting such issuers than mutual funds that do not concentrate in the obligations of issuers of a single state. You should consider carefully the special risks inherent in the Premier Limited Term California Municipal Fund's investment in California Municipal Obligations. These risks result from certain amendments to the California Constitution and other statutes that limit the taxing and spending authority of California governmental entities, as well as from the general financial condition of the State
                                           Page 22
    of California. From mid-1990
    to late 1993, the State suffered a recession with the worst economic, fiscal and budget conditions since the 1930s. As a result, the State experienced recurring budget deficits for four of its five fiscal years ended June 30, 1992. The State had an operating surplus of approximately $109 million in 1992-93 and $836 million in fiscal 1993-94. However, at June 30, 1994, according to California's Department of Finance, the State's Special Fund for Economic Uncertainties had an accumulated deficit, on a budget basis, of approximately $1.8 billion. A further consequence of the large budget imbalances over the last three fiscal years has been that the State depleted its available cash resources and has had to use a series of external borrowings to meet its cash needs. To meet its cash flow needs in the 1994-95 fiscal year, the State issued, in July and August 1994, $4.0 billion of revenue anticipation warrants and $3.0 billion of revenue anticipation notes. The 1994-95 Budget Act contained a plan to retire a projected $1.025 billion deficit in the 1995-96 fiscal year. As a result of the deterioration in the State's budget and cash situation between October 1991 and July 1994, the rating on the State's general obligation bonds was reduced by S&P from AAA to A, by Moody's from Aa to A1 and by Fitch Investors Service, L.P. from AAA to A. There can be no assurance that California will not face substantial deficits in the current or future fiscal years. The rating on the State's general obligation bonds has been reduced in the past. These and other factors may have the effect of impairing the ability of the issuers of California Municipal Obligations to pay interest on, or repay principal of, such Municipal Obligations. You should obtain and review a copy of the SAI which more fully sets forth these and other risk factors. Other considerations relating to the Fund's investments in California Municipal Obligations are summarized in the SAI.


                CERTAIN RISK CONSIDERATIONS REGARDING THE COMMONWEALTH OF MASSACHUSETTS. Because the Premier Limited Term Massachusetts Municipal Fund concentrates in the obligations of Massachusetts issuers, it is more susceptible to factors adversely affecting such issuers than mutual funds that do not concentrate in the obligations of issuers of a single state. You should consider carefully the special risks inherent in the Premier Limited Term Massachusetts Municipal Fund's investment in Massachusetts Municipal Obligations. Since 1989, Massachusetts has experienced growth rates significantly below the average and an economic recession in 1990 and 1991 caused negative growth rates in Massachusetts. Massachusetts' economic difficulties and fiscal problems in the late 1980s and 1990s caused several rating agencies to lower their ratings of Massachusetts Municipal Obligations. A return of persistent serious financial difficulties could adversely affect the market values and marketability of, or result in default in payment on, outstanding Massachusetts Municipal Obligations. You should obtain and review a copy of the SAI which more fully sets forth these and other risk factors. Other considerations relating to the Fund's investment in Massachusetts Municipal Obligations are summarized in the SAI.


                CERTAIN RISK CONSIDERATIONS REGARDING THE STATE OF NEW YORK AND NEW YORK CITY. Because the Premier Limited Term New York Municipal Fund concentrates in the obligations of New York issuers, it is more susceptible to factors adversely affecting such issuers than mutual funds that do not concentrate in the obligations of issuers of a single state. You should consider carefully the special risks inherent in the Premier Limited Term New York Municipal Fund's investment in New York Municipal Obligations. These risks result from the financial condition of New York State, certain of its public bodies and municipalities, and New York City. Beginning in early 1975, New York State, New York City and other State entities faced serious financial difficulties which jeopardized the credit standing and impaired the borrowing abilities of such entities and contributed to high interest rates on, and lower market prices for,
                                           Page 23

    debt obligations issued by them. A recurrence of such financial difficulties or a failure of certain financial recovery programs could result in defaults or declines in the market values of various New York Municipal Obligations in which the Fund may invest. If there should be a default or other financial crisis relating to New York State, New York City, a State or City agency, or a State municipality, the market value and marketability of outstanding New York Municipal Obligations in the Fund's portfolio and the interest income to the Fund could be adversely affected. Moreover, the national recession and the significant slowdown in the New York and regional economies in the early 1990s added substantial uncertainty to estimates of the State's tax revenues, which, in part, caused the State to incur cash-basis operating deficits in the General Fund and issue deficit notes during the fiscal periods 1989 through 1992. The State's financial operations improved, however, during the 1993 and 1994 fiscal years. After reflecting a 1993 year-end deposit to the State's refund reserve account of $671 million, reported 1993 General Fund receipts were $45 million higher than originally projected in April 1992. The State completed the 1994 fiscal year with an operating surplus in the General
    Fund of $914 million. The State reported a General Fund operating deficit of $1.426 billion for the 1995 fiscal year. There can be no assurance that New York will not face substantial potential budget gaps in future years. In January 1992, Moody's lowered from A to Baa1 its ratings of certain appropriation-backed debt of New York State and its agencies. The State's general obligation, state-guaranteed and New York State Local Government AssistanceCorporation bonds continued to be rated A by Moody's. In
    January 1992, S&P lowered from A to A- its ratings of New York State general obligation bonds and stated that it continued to assess the ratings outlook as negative. S&P also lowered its ratings of various agency debt, State moral obligations, contractual obligations, lease purchase obligations and State guarantees. In February 1991, Moody's lowered its rating of New York City's general obligation bonds from A to Baa1. The rating changes reflected the rating agencies' concerns about the financial condition of New York State and City, the heavy debt load of the State and City and economic uncertainties of the region. You should obtain and review a copy of the SAI which more fully sets forth these and other risk factors. Other considerations relating to the Fund's investments in New York Municipal Obligations are summarized in the SAI.

                PORTFOLIO TURNOVER. While securities are purchased for the Funds on the basis of potential for current income and not for short-term trading profits, the Funds' turnover rate may exceed 100%. A portfolio turnover rate of 100% would occur, for example, if all the securities held by the Funds were replaced once in a period of one year. A higher rate of portfolio turnover (100% or greater) involves correspondingly greater brokerage commissions and other expenses that must be borne directly by the Funds and, thus, indirectly by its shareholders. In addition, a high rate of portfolio turnover may result in the realization of larger amounts of short-term and/or long-term capital gains that, when distributed to the Funds' shareholders, are taxable to them at the then-current rate. Nevertheless, securities transactions for the Funds will be based only upon investment considerations and will not be limited by any other considerations when Dreyfus deems it appropriate to make changes in the Funds' assets.
                LIMITING INVESTMENT RISKS AND CERTAIN RISK CONSIDERATIONS. The Funds are subject to a number of investment limitations. Certain limitations are matters of fundamental policy and may not be changed without the affirmative vote of the holders of a majority of the Funds' outstanding shares. The SAI describes all of the Funds' fundamental and non-fundamental restrictions.
                The investment objectives, policies, restrictions, practices and procedures of the Funds, unless otherwise specified, may be changed without shareholder approval. If a Fund's investment
                                           Page 24
    objective, policies, restrictions, practices or procedures change, shareholders should consider whether the Fund remains an appropriate investment in light of the shareholder's then-current position and needs.
                Each Fund is classified as a "non-diversified" investment company, as defined under the 1940 Act, and therefore, each Fund could invest all of its assets in the obligations of a single issuer or relatively few issuers. However, the Funds intend to conduct their operations so that each Fund will qualify under the Internal Revenue Code of 1986, as amended
    (the "Code"),
    as a "regulated investment company." To continue to qualify, among other requirements, each Fund will be required to limit its investments so that at the close of each quarter of the taxable year, with respect to at least 50% of its total assets, not more than 5% of such assets will be invested in the securities of a single issuer. In addition, not more than 25% of the value of each Fund's total assets may be invested in the securities of a single issuer at the close of each quarter of the taxable year. Additionally, due to the Funds' non-diversified status, changes in the financial condition or in the market`s assessment of an individual issuer may cause a Fund's share price to fluctuate to a greater degree than if the Fund were diversified. However, the provisions of the Code place limits on the extent to which a Fund's portfolio may be non-diversified.
                The ability of the Funds to meet their investment objectives is subject to the ability of municipal issuers to meet their payment obligations. In addition, the portfolio of each Fund will be affected by general changes in interest rates which may result in increases or decreases in the value of Fund holdings. Investors should recognize that, in periods of declining interest rates, the yield of each Fund will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, the yield of each Fund will tend to be somewhat lower. Also, when interest rates are falling, the influx of new money to each Fund will likely be invested in portfolio instruments producing lower yields than the balance of that Fund's portfolio, thereby reducing the current yield of the Fund. In periods of rising interest rates, the opposite can be expected to occur.
                The Funds may invest without limit in Municipal Obligations which are repayable out of revenue streams generated from economically related projects or facilities or whose issuers are located in the same state. Sizable investments in these obligations could increase risk to the Funds should any of the related projects or facilities experience financial difficulties. To the extent the Funds may invest in private activity bonds, each Fund may invest only up to 5% of its total assets in bonds where payment of principal and interest are the responsibility of a company with less than three years operating history. Each Fund is authorized to borrow up to 10% of its total assets for temporary or emergency purposes and to pledge its assets to the same extent in connection with such borrowings.
MANAGEMENT OF THE FUNDS

                INVESTMENT MANAGER. Dreyfus, located at 200 Park Avenue, New York, New York 10166, was formed in 1947. Dreyfus is a wholly-owned subsidiary of Mellon Bank, which is a wholly-owned subsidiary of Mellon Bank Corporation ("Mellon"). As of September 30, 1996, Dreyfus managed or administered approximately $81 billion in assets for more than 1.7 million investor accounts nationwide.


                Dreyfus serves as the Funds' investment manager. Dreyfus supervises and assists in the overall management of the Funds' affairs under an Investment Management Agreement with the Funds, subject to the overall authority of the Company's Board of Trustees in accordance with Massachusetts law. Pursuant to the Investment Management Agreement, Dreyfus provides, or arranges for one or more third parties to provide, investment advisory, administrative,
                                           Page 25

    custody, fund accounting and transfer agency services to the Funds. As the Funds' investment manager, Dreyfus manages the Funds by making investment decisions based on the Funds' investment objectives, policies and restrictions.
                Kristin D. Lindquist has been employed by Dreyfus as the portfolio manager of Premier Limited Term Massachusetts Municipal Fund and Premier Limited Term New York Municipal Fund since October 17, 1994. Ms. Lindquist is also a Vice President of Boston Safe Deposit and Trust Company, a subsidiary of The Boston Company and Mellon Bank, where she is responsible for managing Tax-Exempt Fixed Income Fund Portfolios for the Private Asset Management Group. Prior to joining Boston Safe Deposit and Trust Company in 1991, Ms. Lindquist was an Assistant Vice President at Shawmut Bank, N.A. where she traded municipal securities. She received her Bachelor of Arts degree in economics from Colby College in 1986.



                The Premier Limited Term California Municipal Fund is managed by Collette O'Brien, a portfolio manager of Dreyfus and Boston Safe Deposit and Trust Company, a subsidiary of The Boston Company and Mellon Bank. Ms. O'Brien is responsible for managing Tax-Exempt Fixed Income Portfolios for the Private Asset Management Group at Boston Safe Deposit and Trust Company and is a member of Boston Safe Deposit and Trust Company's Bond Strategy and Asset Review Committees. Ms. O'Brien is a member of the New York Society of Security Analysts and the Association for Investment Management and Research. She holds a Bachelor of Science degree in Marketing from Fairfield University and is a Chartered Financial Analyst. Prior to joining the Private Asset Management Group in 1995, Ms. O'Brien was a portfolio manager at Neuberger and Berman where she managed over $350 million in assets. Before Neuberger and Berman, she was with Swiss Bank and Marinvest Inc., a subsidiary of Hong Kong Shanghai Bank, and managed municipal assets. Ms. O'Brien has approximately 9 years of experience in the municipal bond industry.


                Mellon is a publicly owned multibank holding company incorporated under Pennsylvania law in 1971 and registered under the Bank Holding Company Act of 1956, as amended. Mellon provides a comprehensive range of financial products and services in domestic and selected international markets. Mellon is among the twenty-five largest bank holding companies in the United States based on total assets. Mellon's principal wholly owned subsidiaries are Mellon Bank, Mellon Bank (DE) National Association, Mellon Bank-(MD), The Boston Company, Inc., AFCO Credit Corporation and a number of companies known as Mellon Financial Services Corporations. Through its subsidiaries, including Dreyfus, Mellon managed approximately $220 billion in assets as of June 30, 1996, including $83 billion in mutual fund assets. As of June 30, 1996, Mellon, through various subsidiaries, provided non-investment services, such as custodial or administration services, for approximately $876 billion in assets, including approximately $57 billion in mutual fund assets.


                Under the Investment Management Agreement, the Funds have agreed to pay Dreyfus a monthly fee at the annual rate of 0.50 of 1% of the value of the Funds' average daily net assets. Dreyfus pays all of the Funds' expenses, except brokerage fees, taxes, interest, Rule 12b-1 fees (if applicable) and extraordinary expenses. Although Dreyfus is not obligated under the Investment Management Agreement to pay the fees and expenses of the non-interested Trustees (including counsel fees), Dreyfus is contractually required to reduce its investment management fee in an amount equal to the Funds' allocable share of such fees and expenses. In order to compensate Dreyfus for paying virtually all of the Funds' expenses, the Funds' investment management fee is higher than the investment advisory fees paid by most investment companies. Most, if not all, such companies also pay for additional non-investment advisory
                                           Page 26

    expenses that are not paid by such companies' investment advisers. From time to time, Dreyfus may waive (either voluntarily or pursuant to applicable state limitations) a portion of the investment management fees payable by the Funds.


                For the fiscal year ended June 30, 1996, each Fund paid Dreyfus 0.50% of its average daily net assets in investment management fees, less fees and expenses of the non-interested Trustees (including counsel fees).


                For the fiscal year ended June 30, 1996 total operating expenses (excluding Rule 12b-1 fees) of each Class of each Fund were 0.50% of the Fund's average daily net assets.

                In addition, Class A, B and C shares are subject to certain distribution and shareholder servicing fees. See "Distribution Plans (Class A Plan and Class B and Class C Plans)."
                Dreyfus may pay the Distributor for shareholder services from Dreyfus' own assets, including past profits but not including the management fee paid by the Funds. The Distributor may use part or all of such payments to pay Service Agents in respect of these services.

                In allocating brokerage transactions for the Funds, Dreyfus seeks to obtain the best execution of orders at the most favorable net price. Subject to this determination, Dreyfus may consider, among other things, the receipt of research services and/or the sale of shares of the Funds or other funds managed, administered or advised by Dreyfus as factors in the selection of broker-dealers to execute portfolio transactions for the Funds. See "Portfolio Transactions" in the SAI.

                Dreyfus is authorized to allocate purchase and sale orders for portfolio securities to certain financial institutions, including, in the case of agency transactions, financial institutions that are affiliated with Dreyfus or Mellon Bank or that have sold shares of the Funds, if Dreyfus believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms. From time to time, to the extent consistent with their investment objectives, policies and restrictions, the Funds may invest in securities of companies with which Mellon Bank has a lending relationship.

                DISTRIBUTOR _ The Distributor is located at 60 State Street, Boston, Massachusetts 02109. The Distributor is a wholly-owned subsidiary of FDI Distribution Services, Inc., a provider of mutual fund administration services, which in turn is a wholly-owned subsidiary of FDI Holdings, Inc., the parent company of which is Boston Institutional Group, Inc.


                CUSTODIAN; TRANSFER AND DIVIDEND DISBURSING AGENT; AND SUB-ADMINISTRATOR _ Mellon Bank, One Mellon Bank Center, Pittsburgh, PA 15258 is each Fund's custodian. Each Fund's Transfer and Dividend Disbursing Agent is Dreyfus Transfer, Inc. (the "Transfer Agent"), a wholly-owned subsidiary of Dreyfus, located at One American Express Plaza, Providence, Rhode Island 02903. The Distributor serves as the Funds' sub-administrator and, pursuant to a Sub-Administration Agreement, provides various administrative and corporate secretarial services to the Funds.

HOW TO BUY FUND SHARES
                GENERAL _ Class A shares, Class B shares and Class C shares may be purchased only by clients of Service Agents, except that full-time or part-time employees or directors of Dreyfus or any of its affiliates or subsidiaries, Board members of a fund advised by Dreyfus, including members of the Company's Board, or the spouse or minor child of any of the foregoing may purchase Class A shares directly through the Distributor.
                Class R shares are sold primarily to Banks acting on behalf of customers having a qualified trust or investment account or relationship at such institution, or to customers who have received and hold shares of the Fund distributed to them by virtue of such an account or relationship. In addition, holders of Class R shares of a Fund who have held their shares since April
                                           Page 27

    4, 1994, may continue to purchase
    Class R shares of the Fund, whether or not they otherwise would be eligible to do so. Institutions effecting transactions in Class R shares for the accounts of their clients may charge their clients direct fees in connection with such transactions.
                When purchasing Fund shares, you must specify which Class is being purchased. Stock certificates are issued only upon your written request. No certificates are issued for fractional shares. The Funds reserve the right to reject any purchase order.
                Service Agents may receive different levels of compensation for selling different Classes of shares. Management understands that some Service Agents may impose certain conditions on their clients which are different from those described in this Prospectus, and, to the extent permitted by applicable regulatory authority, may charge their clients direct fees which would be in addition to any amounts which might be received under the Distribution and Service Plans. Each Service Agent has agreed to transmit to its clients a schedule of such fees. You should consult your Service Agent in this regard.
                The minimum initial investment is $1,000. Subsequent investments must be at least $100. The initial investment must be accompanied by the Fund's Account Application.

                You may purchase Fund shares by check or wire, or through the TELETRANSFER Privilege described below. Checks should be made payable to "Premier Limited Term California Municipal Fund," "Premier Limited Term Massachusetts Municipal Fund", or "Premier Limited Term New York Municipal Fund." Payments to open new accounts which are mailed should be sent to Premier Limited Term California Municipal Fund, Premier Limited Term Massachusetts Municipal Fund, or Premier Limited Term New York Municipal Fund, P.O. Box 6587, Providence, Rhode Island 02940-6587, together with your Account Application indicating which Class of shares is being purchased. For subsequent investments, your Fund account number should appear on the check and an investment slip should be enclosed and sent to Premier Limited Term California Municipal Fund, Premier Limited Term Massachusetts Municipal Fund, or Premier Limited Term New York Municipal Fund, P.O. Box 6587, Providence, Rhode Island 02940-6587. Neither initial nor subsequent investments should be made by third party check.


                Wire payments may be made if your bank account is in a commercial bank that is a member of the Federal Reserve System or any other bank having a correspondent bank in New York City. Immediately available funds may be transmitted by wire to Boston Safe Deposit & Trust Company, DDA# 044350/Name of Fund and applicable Class, for purchase of Fund shares in your name.

                The wire must include your Fund account number (for new accounts, your Taxpayer Identification Number ("TIN") should be included instead), account registration and dealer number, if applicable. If your initial purchase of Fund shares is by wire, you should call 1-800-645-6561 after completing your the wire payment in order to obtain your Fund account number. Please include your Fund account number on the Funds' Account Application and promptly mail the Account Application to the Funds, as no redemptions will be permitted until the Account Application is received. You may obtain further information about remitting funds in this manner from your bank. All payments should be made in U.S. dollars and, to avoid fees and delays, should be drawn only on U.S. banks. A charge will be imposed if any check used for investment in your account does not clear. The Funds makes available to certain large institutions the ability to issue purchase instructions through compatible computer facilities.
                Subsequent investments also may be made by electronic transfer of funds from an account maintained in a bank or other domestic financial institution that is an Automated Clearing
                                           Page 28

    House ("ACH") member.
    You must direct the institution to transmit immediately available funds through the ACH System to Boston Safe Deposit and Trust Company with instructions to credit your Fund account.
                Federal regulations require that you provide a certified TIN upon opening or reopening an account. See "Dividends, Other Distributions and Taxes" and the Funds' Account Application for further information concerning this requirement. Failure to furnish a certified TIN to the Funds could subject you to a $50 penalty imposed by the Internal Revenue Service (the "IRS").

                NET ASSET VALUE PER SHARE ("NAV") _ An investment portfolio's NAV refers to the worth of one share. The NAV for shares of each Class of the Funds is computed by adding, with respect to such Class of shares, the value of the Funds' investments, cash, and other assets attributable to that Class, deducting liabilities of the Class and dividing the result by the number of shares of that Class outstanding. Shares of each Class of the Funds offered on a continuous basis. For purposes of determining NAV for the Funds, bonds are valued by an independent pricing service approved by the Company's Board of Trustees at fair value as determined by the pricing service. See "Determination of Net Asset Value" in the SAI. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

                Orders for the purchase of Fund shares received by dealers by the close of trading on the floor of the New York Stock Exchange ("NYSE")on any business day and transmitted to the Distributor or its designee by the close of its business day (normally 5:15 p.m., New York time) will be based on the public offering price per share determined as of the close of trading on the floor of the NYSE on that day. Otherwise, the orders will be based on the next determined public offering price. It is the dealers' responsibility to transmit orders so that they will be received by the Distributor or its designee before the close of its business day.
                NAV is determined on each day that the NYSE is open (a "business day"), as of the close of business of the regular session of the NYSE (usually 4 p.m. Eastern Time). For purposes of determining NAV, options and futures contracts will be valued 15 minutes after the close of trading on the floor of the NYSE. Investments and requests to exchange or redeem shares received by the Funds in proper form before such close of business are effective on, and will receive the price determined on, that day. Investment, exchange and redemption requests received after such close of business are generally effective on and receive the share price determined on the next business day.
        CLASS A SHARES
                The public offering price of Class A shares is the NAV of that Class plus a sales load as shown below:





                                                              Total Sales Load
                                                   __________________________________________
                                                        As a % of              As a % of                 Dealers' Reallowance
                                                      Offering Price          Net Asset Value                 as a % of
        Amount of Transaction                           Per Share               Per Share                  Offering Price
        ____________                                     ________               ________                   _____________
        Less than $100,000........                        3.00                    3.10                          2.75
        $100,000 to less than $250,000                    2.75                    2.80                          2.50
        $250,000 to less than $500,000                    2.25                    2.30                          2.00
        $500,000 to less than $1,000,000                   2.00                   2.00                          1.75

                                           Page 29


              There is no initial sales charge on purchases of $1,000,000 or more of Class A shares. However, if you purchase Class A shares without an initial sales charge as part of an investment of at least $1,000,000 and redeem all or a portion of those shares within one year after purchase, a CDSC of 1.00% will be imposed at the time of redemption. The terms contained in the sections of the Funds' Prospectus entitled "How to Redeem Fund
    Shares - Contingent Deferred Sales Charge _ Class B" (other than the amount of the CDSC and its time periods) and "How to Redeem Fund Shares _ Waiver of CDSC" are applicable to the Class A shares subject to a CDSC. Letter of Intent and Right of Accumulation apply to such purchases of Class A shares.

                Full-time employees of NASD member firms and full-time employees of other financial institutions which have entered into an agreement with the Distributor pertaining to the sale of Fund shares (or which otherwise have a brokerage related or clearing arrangement with an NASD member firm or financial institution with respect to the sale of such shares) may purchase Class A shares for themselves directly or pursuant to an employee benefit plan or other program, or for their spouses or minor children, at net asset value, provided that they have furnished the Distributor with such information as it may request from time to time in order to verify eligibility for this Privilege. This privilege also applies to full-time employees of financial institutions affiliated with NASD member firms whose full-time employees are eligible to purchase Class A shares at NAV. In addition, Class A shares are offered at net asset value to full-time or part-time employees or directors of Dreyfus or any of its affiliates or subsidiaries, Board members of a fund advised by Dreyfus, including members of the Company's Board, or the spouse or minor child of any of the foregoing.
                Holders of Class A accounts of the Funds as of December 28, 1994 may continue to purchase Class A shares of the Funds at NAV. However, investments by such holders in other funds advised by Dreyfus will be subject to the applicable front end sales load.
                Class A shares may be purchased at NAV through certain broker-dealers and other financial institutions which have entered into an agreement with the Distributor, which includes a requirement that such shares be sold for the benefit of clients participating in a "wrap account" or a similar program under which such clients pay a fee to such broker-dealer or other financial institution.
                Class A shares also may be purchased at NAV, subject to appropriate documentation, through a broker-dealer or other financial institution with the proceeds from the redemption of shares of a registered open-end management investment company not managed by Dreyfus or its affiliates. The purchase of Class A shares of a Fund must be made within 60 days of such redemption and the shareholder must have either
    (i) paid an initial sales charge or a contingent deferred sales charge or
    (ii) been obligated to pay at any time during the holding period, but did not actually pay on redemption, a deferred sales charge with respect to such redeemed shares.
                Class A shares also may be purchased at NAV, subject to appropriate documentation, by (i) qualified separate accounts maintained by an insurance company pursuant to the laws of any State or territory of the United States, (ii) a State, county or city or instrumentality thereof, (iii) a charitable organization (as defined in Section 501(c)(3) of the Code) investing $50,000 or more in Fund shares, and (iv) a charitable remainder trust (as defined in Section 501(c)(3) of the Code).
                The dealer reallowance may be changed from time to time but will remain the same for all dealers. The Distributor, at its expense, may provide additional promotional incentives to dealers that sell shares of funds advised by Dreyfus which are sold with a sales load, such as Class A shares. In some instances, those incentives may be offered only to certain dealers who have sold or may sell significant amounts of shares. Dealers receive a larger percentage of the sales load from the Distributor than they receive for selling most other funds.
                                           Page 30

        CLASS B SHARES
                The public offering price for Class B shares is the NAV of that Class. No initial sales charge is imposed at the time of purchase. A CDSC is imposed, however, on certain redemptions of Class B shares as described under "How to Redeem Fund Shares." The Distributor compensates certain Service Agents for selling Class B shares at the time of purchase from the Distributor's own assets. The proceeds of the CDSC and the distribution fee, in part, are used to defray these expenses.
        CLASS C SHARES
                The public offering price for Class C shares is the NAV of that Class. No initial sales charge is imposed at the time of purchase. A CDSC is imposed, however, on redemptions of Class C shares made within the first year of purchase. See "Class B shares" above and "How to Redeem Fund Shares."
        CLASS R SHARES
                The public offering price for Class R shares is the NAV of that Class.
        RIGHT OF ACCUMULATION_ CLASS A SHARES
                Reduced sales loads apply to any purchase of Class A shares, shares of other funds in the Premier Family of Funds, shares of certain other funds advised by Dreyfus which are sold with a sales load and shares acquired by a previous exchange of such shares (hereinafter referred to as "Eligible Funds"), by you and any related "purchaser" as defined in the SAI, where the aggregate investment, including such purchase, is $100,000 or more. If, for example, you previously purchased and still hold Class A shares, or shares of any other Eligible Fund or combination thereof, with an aggregate current market value of $80,000 and subsequently purchase Class A shares or shares of an Eligible Fund having a current value of $40,000, the sales load applicable to the subsequent purchase would be reduced to 2.75% of the offering price. All present holdings of Eligible Funds may be combined to determine the current offering price of the aggregate investment in ascertaining the sales load applicable to each subsequent purchase.
                To qualify for reduced sales loads, at the time of purchase you or your Service Agent must notify the Distributor if orders are made by wire, or the Transfer Agent if orders are made by mail. The reduced sales load is subject to confirmation of your holdings through a check of appropriate records.
        TELETRANSFER PRIVILEGE
                You may purchase Fund shares (minimum $500 and maximum
    $150,000 per day) by telephone if you have checked the appropriate box and supplied the necessary information on the Funds' Account Application or have a filed Shareholder Services Form with the Transfer Agent. The proceeds will be transferred between the bank account designated in one of these documents and your Fund account. Only a bank account maintained in a domestic financial institution which is an ACH member may be so designated. The Funds may modify or terminate this Privilege at any time or charge a service fee upon notice to shareholders. No such fee currently is contemplated.

                If you have selected the TELETRANSFER Privilege, you may request a TELETRANSFER purchase of Fund shares by telephoning
    1-800-645-6561 or, if calling from overseas, 516-794-5452.

                                           Page 31


SHAREHOLDER SERVICES
                The services and privileges described under this heading may not be available to clients of certain Service Agents and some Service Agents may impose certain conditions on their clients which are different from those described in this Prospectus. You should consult your Service Agent in this regard.
        FUND EXCHANGES
                You may purchase, in exchange for shares of a Class, shares of the same class of certain other funds managed or administered by Dreyfus, to the extent such shares are offered for sale in your state of residence. These funds have different investment objectives which may be of interest to you. If you desire to use this service, please call 1-800-645-6561 to determine if it is available and whether any conditions are imposed on its use.

                To request an exchange, your Service Agent acting on your behalf must give exchange instructions to the Transfer Agent in writing or by telephone. Before any exchange, you must obtain and should review a copy of the current prospectus of the fund into which the exchange is being made. Prospectuses may be obtained by calling 1-800-645-6561. The shares being exchanged must have a current value of at least $500; furthermore, when establishing a new account by exchange, the shares being exchanged must have a value of at least the minimum initial investment required for the fund into which the exchange is being made. The ability to issue exchange instructions by telephone is given to all Fund shareholders automatically, unless you check the relevant "No" box on the Account Application, indicating that you specifically refuse this privilege. The Telephone Exchange Privilege may be established for an existing account by written request, signed by all shareholders on the account, by a Separate Shareholder Services Form, available by calling 1-800-645-6561, or, by oral request from any of the authorized signatories on the account, also by calling 1-800-645-6561. If you previously have established the Telephone Exchange Privilege, you may telephone exchange instructions (including over The Dreyfus Touch Registration Mark Automated Telephone System) by calling 1-800-645-6561. If calling from overseas, call 516-794-5452. See "How to Redeem Fund Shares _ Procedures." Upon an exchange, the following shareholder services and Privileges, as applicable and where available, will be automatically carried over to the fund into which the exchange is made: Telephone Exchange Privilege, TELETRANSFER Privilege and the dividends and distributions payment option (except for Dividend Sweep) selected by the investor.

                Shares will be exchanged at the next determined NAV; however, a sales load may be charged with respect to exchanges of Class A shares into funds sold with a sales load. No CDSC will be imposed on Class B or C shares at the time of an exchange; however, Class B or C shares acquired through an exchange will be subject to the higher CDSC applicable to the exchanged or acquired shares. The CDSC applicable on redemption of the acquired Class B or C shares will be calculated from the date of the initial purchase of the Class B or C shares exchanged, as the case may be. If you are exchanging Class A shares into a fund that charges a sales load, you may qualify for share prices which do not include the sales load or which reflect a reduced sales load, if the shares of the fund from which you are exchanging were: (a) purchased with a sales load, (b) acquired by a previous exchange from shares purchased with a sales load, or (c) acquired through reinvestment of dividends or other distributions paid with respect to the foregoing categories of shares. To qualify, at the time of the exchange your Service Agent must notify the Distributor. Any such qualification is subject to confirmation of your holdings through a check of appropriate records. See "Shareholder Services" in the SAI. No fees currently are charged shareholders directly in connection with exchanges,
                                           Page 32

    although each Fund reserves the right, upon not less than 60 days' written notice, to charge shareholders a nominal fee in accordance with rules promulgated by the SEC. Each Fund reserves the right to reject any exchange request in whole or in part. The availability of fund exchanges may be modified or terminated at any time upon notice to shareholders.
                The exchange of shares of one fund for shares of another is treated for Federal income tax purposes as a sale of the shares given in exchange by the shareholder and, therefore, an exchanging shareholder may realize a taxable gain or loss.
AUTO-EXCHANGE PRIVILEGE
                Auto-Exchange Privilege enables you to invest regularly (on a semi-monthly, monthly, quarterly or annual basis), in exchange for shares of a Fund, in shares of the same class of other funds in the Premier Family of Funds or certain other funds in the Dreyfus Family of Funds of which you are currently an investor. The amount you designate, which can be expressed either in terms of a specific dollar or share amount ($100 minimum), will be exchanged automatically on the first and/or fifteenth day of the month according to the schedule you have selected. Shares will be exchanged at the then-current NAV; however, a sales load may be charged with respect to exchanges of Class A shares into funds sold with a sales load. No CDSC will be imposed on Class B or C shares at the time of an exchange; however, Class B or C shares acquired through an exchange will be subject to the higher CDSC applicable to the exchanged or acquired shares. The CDSC applicable on redemption of the acquired Class B or C shares will be calculated from the date of the initial purchase of the Class B or C shares exchanged, as the case may be. See "Shareholder Services" in the SAI. The right to exercise this Privilege may be modified or canceled by the Funds or the Transfer Agent. You may modify or cancel your exercise of this Privilege at any time by mailing written notification to Premier Limited Term California Municipal Fund, Premier Limited Term Massachusetts Municipal Fund, or Premier Limited Term New York Municipal Fund, P.O. Box 6587, Providence, Rhode Island 02940-6587. The Funds may charge a service fee for the use of this Privilege. No such fee currently is contemplated. The exchange of shares of one fund for shares of another is treated for Federal income tax purposes as a sale of the shares given in exchange by the shareholder and, therefore, an exchanging shareholder may realize a taxable gain or loss. For more information concerning this Privilege and the funds in the Premier Family of Funds or the Dreyfus Family of Funds eligible to participate in this Privilege, or to obtain an Auto-Exchange Authorization Form, please call toll free 1-800-645-6561.

DREYFUS-AUTOMATIC ASSET BUILDER[Registration Mark]


                Dreyfus-AUTOMATIC Asset Builder permits you to purchase Fund shares (minimum of $100 and maximum of $150,000 per transaction) at regular intervals selected by you. Fund shares are purchased by transferring funds from the bank account designated by you. At your option, the bank account designated by you will be debited in the specified amount, and Fund shares will be purchased, once a month, on either the first or fifteenth day, or twice a month, on both days. Only an account maintained at a domestic financial institution which is an ACH member may be so designated. To establish a Dreyfus-AUTOMATIC Asset Builder account, you must file an authorization form with the Transfer Agent. You may obtain the necessary authorization form by calling 1-800-645-6561. You may cancel your participation in this Privilege or change the amount of purchase at any time by mailing written notification to Premier Limited Term California Municipal Fund, Premier Limited Term Massachusetts Municipal Fund, or Premier Limited Term New York Municipal Fund, P.O. Box 6587, Providence, Rhode Island 02940-6587, and the notification will be effective three business
                                           Page 33

    days following receipt. The Funds may modify or terminate this Privilege at any time or charge a service fee. No such fee currently is contemplated.

DIVIDEND OPTIONS

                Dividend Sweep enables you to invest automatically dividends or dividends and other distributions, if any, paid by a Fund in shares of the same class of another fund in the Premier Family of Funds or certain other funds in the Dreyfus Family of Funds of which you are an investor. Shares of the other fund will be purchased at the then-current net asset value; however, a sales load may be charged with respect to investments in shares of a fund sold with a sales load. If you are investing in a fund that charges a sales load, you may qualify for share prices which do not include the sales load or which reflect a reduced sales load. If you are investing in a fund or class that charges a CDSC, the shares purchased will be subject on redemption to the CDSC, if any, applicable to the purchased shares. See "Shareholder Services" in the SAI. Dividend ACH permits you to transfer electronically on the payment date dividends or dividends and other distributions, if any, from a Fund to a designated bank account. Only an account maintained at a domestic financial institution which is an ACH member may be so designated. Banks may charge a fee for this service.

                For more information concerning these Privileges, or to request a Dividend Options Form, please call toll free 1-800-645-6561. You may cancel these Privileges by mailing written notification to Premier Limited Term California Municipal Fund, Premier Limited Term Massachusetts Municipal Fund, or Premier Limited Term New York Municipal Fund, P.O. Box 6587, Providence, Rhode Island 02940-6587. To select a new fund after cancellation, you must submit a new Dividend Options Form. Enrollment in or cancellation of these Privileges is effective three business days following receipt. These Privileges are available only for existing accounts and may not be used to open new accounts. Minimum subsequent investments do not apply for Dividend Sweep. The Funds may modify or terminate these Privileges at any time or charge a service fee. No such fee currently is contemplated.
GOVERNMENT DIRECT DEPOSIT PRIVILEGE
                Government Direct Deposit Privilege enables you to purchase Fund shares (minimum of $100 and maximum of $50,000 per transaction) by having Federal salary, Social Security, or certain veterans', military or other payments from the Federal government automatically deposited into your Fund account. You may deposit as much of such payments as you elect. You should consider whether Direct Deposit of your entire payment into a fund with fluctuating NAV, such as the Funds, may be appropriate for you. To enroll in Government Direct Deposit, you must file with the Transfer Agent a completed Direct Deposit Sign-Up Form for each type of payment that you desire to include in this Privilege. The appropriate form may be obtained by calling 1-800-645-6561. Death or legal incapacity will terminate your participation in this Privilege. You may elect at any time to terminate your participation by notifying in writing the appropriate Federal agency. Further, the Funds may terminate your participation upon 30 days' notice to you.
AUTOMATIC WITHDRAWAL PLAN
                The Automatic Withdrawal Plan permits you to request withdrawal of a specified dollar amount (minimum of $50) on either a monthly or quarterly basis if you have a $5,000 minimum account.
                An application for the Automatic Withdrawal Plan can be obtained by calling 1-800-645-6561. The Automatic Withdrawal Plan may be ended at any time by the shareholder, the Funds or the Transfer Agent. Shares for which certificates have been issued may not be redeemed through the Automatic Withdrawal Plan.

                Shares withdrawn pursuant to the Automatic Withdrawal Plan will be subject to any applicable CDSC. Purchases of additional Class A shares where the sales load is imposed concurrently with withdrawals of Class A shares generally are undesirable.

LETTER OF INTENT _ CLASS A SHARES
                By signing a Letter of Intent form, available from the Distributor, you become eligible for the reduced sales load applicable to the total number of Eligible Fund shares purchased in a 13-month period pursuant to the terms and conditions set forth in the Letter of Intent. A minimum initial purchase of $5,000 is required. To compute the applicable sales load, the offering price of shares you hold (on the date of submission of the Letter of Intent) in any Eligible Fund that may be used toward "Right of Accumulation" benefits described above may be used as a credit toward completion of the Letter of Intent. However, the reduced sales load will be applied only to new purchases.
                The Transfer Agent will hold in escrow 5% of the amount indicated in the Letter of Intent for payment of a higher sales load if you do not purchase the full amount indicated in the Letter of Intent. The escrow will be released when you fulfill the terms of the Letter of Intent by purchasing the specified amount. If your purchases qualify for a further sales load reduction, the sales load will be adjusted to reflect your total purchase at the end of 13 months. If total purchases are less than the amount specified, you will be requested to remit an amount equal to the difference between the sales load actually paid and the sales load applicable to the aggregate purchases actually made. If such remittance is not received within 20 days, the Transfer Agent, as attorney-in-fact pursuant to the terms of the Letter of Intent, will redeem an appropriate number of Class A shares of the Funds held in escrow to realize the difference. Signing a Letter of Intent does not bind you to purchase, or the Funds to sell, the full amount indicated at the sales load in effect at the time of signing, but you must complete the intended purchase to obtain the reduced sales load. At the time you purchase Class A shares, you must indicate your intention to do so under a Letter of Intent.
HOW TO REDEEM FUND SHARES
        GENERAL
                You may request redemption of your shares at any time. Redemption requests should be transmitted to the Transfer Agent as described below. When a request is received in proper form, the Funds will redeem the shares at the next determined NAV as described below. If you hold Fund shares of more than one Class, any request for redemption must specify the Class of shares being redeemed. If you fail to specify the Class of shares to be redeemed or if you own fewer shares of the Class than specified to be redeemed, the redemption request may be delayed until the Transfer Agent receives further instructions from you or your Service Agent.
                The Funds impose no charges (other than any applicable CDSC) when shares are redeemed. Service Agents or other institutions may charge their clients a nominal fee for effecting redemptions of Fund shares. Any certificates representing Fund shares being redeemed must be submitted with the redemption request. The value of the shares redeemed may be more or less than their original cost, depending upon the Funds' then-current net asset value.

                The Funds ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the SEC. HOWEVER, IF YOU HAVE PURCHASED FUND SHARES BY CHECK, BY THE
    TELETRANS FER PRIVILEGE OR THROUGH DREYFUS-AUTOMATIC ASSET BUILDER AND SUBSEQUENTLY SUBMIT A WRITTEN REDEMPTION REQUEST TO THE TRANSFER AGENT, THE REDEMPTION PROCEEDS WILL BE TRANSMITTED TO YOU PROMPTLY UPON BANK CLEARANCE OF YOUR PURCHASE CHECK, TELETRANSFER

    PURCHASE OR DREYFUS-AUTOMATIC ASSET BUILDER ORDER, WHICH MAY TAKE UP TO EIGHT BUSINESS DAYS OR MORE. IN ADDITION, THE FUNDS WILL REJECT REQUESTS
    TO REDEEM SHARES PURSUANT TO THE TELETRANSFER PRIVILEGE FOR A PERIOD OF EIGHT BUSINESS DAYS AFTER RECEIPT BY THE TRANSFER AGENT OF THE PURCHASE CHECK, THE TELETRANSFER PURCHASE OR THE DREYFUS-AUTOMATIC ASSET BUILDER ORDER AGAINST WHICH SUCH REDEMPTION IS REQUESTED. THESE PROCEDURES WILL
    NOT APPLY IF YOUR SHARES WERE PURCHASED BY WIRE PAYMENT, OR IF YOU
    OTHERWISE HAVE A SUFFICIENT COLLECTED BALANCE IN YOUR ACCOUNT TO COVER THE REDEMPTION REQUEST. PRIOR TO THE TIME ANY REDEMPTION IS EFFECTIVE, DIVIDENDS ON SUCH SHARES WILL ACCRUE AND BE PAYABLE, AND YOU WILL BE ENTITLED TO EXERCISE ALL OTHER RIGHTS OF BENEFICIAL OWNERSHIP. Fund shares will not be redeemed until the Transfer Agent has received your Account Application.

                The Funds reserve the right to redeem your account at its option upon not less than 45 days' written notice if the NAV of your account is $500 or less and remains so during the notice period.
        CONTINGENT DEFERRED SALES CHARGE _ CLASS B SHARES
                A CDSC payable to the Distributor is imposed on any redemption of Class B shares which reduces the current NAV of your Class B shares to an amount which is lower than the dollar amount of all payments by you for the purchase of Class B shares of the Funds held by you at the time of redemption. No CDSC will be imposed to the extent that the NAV of the Class B shares redeemed does not exceed (i) the current NAV of Class B shares acquired through reinvestment of dividends or other distributions, plus (ii) increases in the NAV of your Class B shares above the dollar amount of all your payments for the purchase of Class B shares held by you at the time of redemption.
                If the aggregate value of Class B shares redeemed has declined below their original cost as a result of the Funds' performance, a CDSC may be applied to the then-current net asset value rather than the purchase price.
                In circumstances where the CDSC is imposed, the amount of the charge will depend on the number of years from the time you purchased the Class B shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of Class B shares, all payments during a month will be aggregated and deemed to have been made on the first day of the month. The following table sets forth the rates of the CDSC:

        Year Since                                                  CDSC as a % of Amount
        Purchase Payment                                            Invested or Redemption
        Was Made                                                          Proceeds
        _________                                                    _______________________
        First....................................................          3.00
        Second...................................................          3.00
        Third....................................................          2.00
        Fourth...................................................          2.00
        Fifth....................................................          1.00
        Sixth....................................................            .00

                In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and other distributions; then of amounts representing the increase in NAV of Class B shares above the total amount of payments for the purchase of Class B shares made during the preceding five years; then of amounts representing the cost of shares purchased five years prior to the redemption; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable five-year period.

                For example, assume an investor purchased 100 shares at $10 share for a cost of $1,000. Subsequently, the shareholder acquired five additional shares through dividend reinvestment. During the second year after the purchase the investor decided to redeem $500 of his or her investment. Assuming at the time of the redemption the NAV had appreciated to $12 per share, the value of the investor's shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 3% (the applicable rate in the second year after purchase) for a total CDSC of $7.20.
        CONTINGENT DEFERRED SALES CHARGE _ CLASS C SHARES
                A CDSC of .75% payable to the Distributor is imposed on any redemption of Class C shares within one year of the date of purchase. The basis for calculating the payment of any such CDSC will be the method used in calculating the CDSC for Class B shares. See "Contingent Deferred Sales Charge _ Class B shares" above.
        WAIVER OF CDSC

                The CDSC applicable to Class B and Class C shares will be waived in connection with (a) redemptions made within one year after the death or disability, as defined in Section 72(m)(7) of the Code, of the shareholder, (b) redemptions as a result of a combination of any investment company with the Funds by merger, acquisition of assets or otherwise, and (c) redemptions by such shareholders as the SEC or its staff may permit. If the Company's Board of Trustees determine to discontinue the waiver of the CDSC, the disclosure in the Funds' prospectus will be revised appropriately. Any Fund shares subject to a CDSC which were purchased prior to the termination of such waiver will have the CDSC waived as provided in the Funds' prospectus at the time of the purchase of such shares.

                To qualify for a waiver of the CDSC, at the time of redemption you must notify the Transfer Agent or your Service Agent must notify the Distributor. Any such qualification is subject to confirmation of your entitlement.
        PROCEDURES
                You may redeem Fund shares by using the regular redemption procedure through the Transfer Agent, through the TELETRANSFER Privilege or, if you are a client of a Selected Dealer, through the Selected Dealer. If you have given your Service Agent authority to instruct the Transfer Agent to redeem shares and to credit the proceeds of such redemptions to a designated account at your Service Agent, you may redeem shares only in this manner and in accordance with the regular redemption procedure described below. If you wish to use the other redemption methods described below, you must arrange with your Service Agent for delivery of the required application(s) to the Transfer Agent. Other redemption procedures may be in effect for clients of certain Service Agents and institutions. The Funds makes available to certain large institutions the ability to issue redemption instructions through compatible computer facilities.

                You may redeem or exchange Fund shares by telephone if you have checked the appropriate box on the Funds' Account Application or have filed a Shareholder Services Form with the Transfer Agent. If you select the TELETRANSFER Privilege or telephone exchange privilege (which is granted automatically unless you refuse it), you authorize the Transfer Agent to act on telephone instructions (including over The Dreyfus TouchRegistration Mark Automated Telephone System) from any person representing himself or herself to be you, or a representative of your Service Agent, and reasonably believed by the Transfer Agent to be genuine. The Funds will require the Transfer Agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if it does not follow such procedures, the Funds or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions. Neither the Funds nor the Transfer Agent will be liable for following telephone instructions reasonably believed to be genuine.

                During times of drastic economic or market conditions, you may experience difficulty in contacting the Transfer Agent by telephone to request a TELETRANSFER redemption or an exchange of Fund shares. In such cases, you should consider using the other redemption procedures described herein. Use of these other redemption procedures may result in your redemption request being processed at a later time than it would have been if TELETRANSFER redemption had been used. During the delay, the Funds' net asset value may fluctuate.

                REGULAR REDEMPTION. Under the regular redemption procedure, you may redeem your shares by written request mailed to Premier Limited Term California, Massachusetts, or New York Municipal Fund, P.O. Box 6587, Providence, Rhode Island 02940-6587. Redemption requests must be signed by each shareholder, including each owner of a joint account, and each signature must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP"), and the Stock Exchanges Medallion Program. For more information with respect to signature-guarantees, please contact your Service Agent or call the telephone number listed on the cover of this Prospectus.

                Redemption proceeds of at least $1,000 will be wired to any member bank of the Federal Reserve System in accordance with a written signature-guaranteed request.
                TELETRANSFER PRIVILEGE. You may redeem Fund shares (minimum $500 per day) by telephone if you have checked the appropriate box and supplied the necessary information on the Funds' Account Application or have filed a Shareholder Services Form with the Transfer Agent. The proceeds will be transferred between your Fund account and the bank account designated in one of these documents. Only such an account maintained in a domestic financial institution which is an ACH member may be so designated. Redemption proceeds will be on deposit in your account at an ACH member bank ordinarily two days after receipt of the redemption request or, at your request, paid by check (maximum $150,000 per day) and mailed to your address. Holders of jointly registered Fund or bank accounts may redeem through the TELETRANSFER Privilege for transfer to their bank account only up to $250,000 within any 30-day period. The Funds reserves the right to refuse any request made by telephone, including requests made shortly after a change of address, and may limit the amount involved or the number of such requests. The Funds may modify or terminate this Privilege at any time or charge a service fee upon notice to shareholders. No such fee currently is contemplated.
                If you have selected the TELETRANSFER Privilege, you may request a TELETRANSFER redemption of Fund shares by telephoning 1-800-645-6561 or, if calling from overseas, 516-794-5452. Shares issued in certificate form are not eligible for this Privilege.
                REDEMPTION THROUGH A SELECTED DEALER. If you are a customer of a Selected Dealer, you may make redemption requests to your Selected Dealer. If the Selected Dealer transmits the redemption request so that it is received by the Transfer Agent prior to the close of trading on the floor of the NYSE (currently 4:00 p.m., New York time), the redemption request will be effective on that day. If a redemption request is received by the Transfer Agent after the close of trading on the floor of the NYSE, the redemption request will be effective on the next business day. It is the responsibility of the Selected Dealer to transmit a request so that it is received in a timely manner. The proceeds of the redemption are credited to your account with the Selected Dealer. See "How to Buy Fund Shares" for a discussion of additional conditions or fees that may be imposed upon redemption.

                In addition, the Distributor or its designee will accept orders from Selected Dealers with which the Distributor has sales agreements for the repurchase of shares held by shareholders. Repurchase orders received by dealers by the close of trading on the floor of the NYSE on any business day and transmitted to the Distributor or its designee prior to the close of its business day (normally 5:15 p.m., New York time) are effected at the price determined as of the close of trading on the floor of the NYSE on that day. Otherwise, the shares will be redeemed at the next determined NAV. It is the responsibility of the Selected Dealer to transmit orders on a timely basis. The Selected Dealer may charge the shareholder a fee for executing the order. This repurchase arrangement is discretionary and may be withdrawn at any time.

        REINVESTMENT PRIVILEGE
                CLASS A SHARES. Upon written request, you may reinvest up to the number of Class A shares you have redeemed, within 30 days of redemption, at the then-prevailing NAV without a sales load, or reinstate your account for the purpose of exercising the Fund Exchanges. The Reinvestment Privilege may be exercised only once.

DISTRIBUTION PLANS
(CLASS A PLAN AND CLASS B AND CLASS C PLANS)


                Class A shares are subject to a Distribution Plan adopted pursuant to Rule 12b-1 under the 1940 Act ("Rule 12b-1"). Class B and C shares are subject to a Distribution Plan and a Service Plan, each adopted pursuant to Rule 12b-1. Potential investors should read this Prospectus in light of the terms governing Agreements with their Service Agents. A Service Agent entitled to receive compensation for selling and servicing the Funds' shares may receive different compensation with respect to one class of shares over another. A Fund and the Distributor may suspend or reduce payments under a Plan at any time, and payments are subject to the continuation of a Plan and the Agreements described below. From time to time, the Service Agents, the Distributor and a Fund may agree to reduce voluntarily the maximum fees payable under a Plan. See the SAI for more details on the Plans.

        DISTRIBUTION PLAN

                CLASS A SHARES _ The Class A shares of the Funds bear some of the cost of selling those shares under the Distribution Plan (the "Plan"). The Plan allows the Funds to spend annually up to 0.25% of their average daily net assets attributable to Class A shares to compensate Dreyfus Service Corporation, an affiliate of Dreyfus, for shareholder servicing activities and the Distributor for shareholder servicing activities and for activities and expenses primarily intended to result in the sale of Class A shares of the Funds. The Plan allows the Distributor to make payments from the Rule 12b-1 fees it collects from the Funds to compensate Service Agents that have entered into Agreements with the Distributor. Under the Agreements, the Service Agents are obligated to provide distribution related services with regard to the Funds and/or shareholder services to the Service Agent's clients that own Class A shares of the Funds.

        DISTRIBUTION AND SERVICE PLANS _ CLASS B AND CLASS C

                Under a Distribution Plan adopted pursuant to Rule 12b-1, each Fund pays the Distributor for distributing the Fund's Class B and C shares at an aggregate annual rate of .50 of 1% of the value of the average daily net assets of Class B and C. Under a Service Plan adopted pursuant to Rule 12b-1, the Funds pay Dreyfus Service Corporation or the Distributor for the provision of certain services to the holders of Class B and C shares a fee at the annual rate of .25 of 1% of the value of the average daily net assets of Class B and C. The Distributor may pay one or more Service Agents for providing such services for these Classes of shares. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Funds and providing reports and other information, and providing services related to the maintenance of such shareholder accounts. With regard to such services, each Service Agent is required to disclose to its clients any compensation payable to it by the Funds and any other compensation payable by their clients in connection with the investment of their assets in Class B and C shares. The Distributor determines the amounts, if any, to be paid to Service Agents under the Service Plan and the basis on which such payments are made. The fees payable under the Distribution and Service Plans are payable without regard to actual expenses incurred.

DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES

                Each Fund declares daily and pays dividends monthly from its net investment income, if any, and distributes any net realized capital gains on an annual basis, but it may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act. The Fund will not make distributions from net realized capital gains unless all capital loss carryovers, if any, have been utilized or have expired. All expenses are accrued daily and deducted before declaration of dividends to investors. Shares purchased on a day on which a Fund calculates its NAV will begin to accrue dividends on that day, and redemption orders effected on any particular day will receive dividends declared only through the business day prior to the day of redemption. Dividends paid by each Class are calculated at the same time and in the same manner and are in the same amount, except that the expenses attributable solely to a particular Class will be borne exclusively by that Class. Class B and C shares will receive lower per share dividends than Class A shares which will receive lower per share dividends than Class R shares, because of the higher expenses borne by the relevant Class. See "Expense Summary."


                Investors may choose whether to receive dividends and other distributions in cash, to receive dividends in cash, and reinvest other distributions in additional Fund shares at NAV, or to reinvest both dividends and other distributions in additional Fund shares at NAV.


                It is expected that the Funds will qualify for treatment as a "regulated investment company" under the Code so long as such qualification is in the best interests of its shareholders. Such qualification will relieve the Funds of any liability for Federal income tax to the extent its earnings and realized gains are distributed in accordance with applicable provisions of the Code.


                Dividends derived from taxable investments, together with distributions from net realized short-term capital gains and all or a portion of any gains realized from the sale or other disposition of certain market discount bonds (collectively "dividends distributions") paid by the Funds are taxable to U.S. shareholders as ordinary income, to the extent of the Fund's earnings and profits, whether received in cash or reinvested in Fund shares. Distributions from the Funds' capital gain (the excess of net long-term capital gain over short-term capital loss) are taxable to such shareholders as long-term capital gains, regardless of how long the shareholders have held their Fund shares and whether such distributions are received in cash or reinvested in additional Fund shares. The net capital gain of an individual generally will not be subject to Federal income tax at a rate in excess of 28%. Dividends and other distributions also may be subject to state and local taxes.

                Dividend distributions paid by the Funds to a non-resident foreign investor generally are subject to U.S. withholding tax at the rate of 30%, unless the non-resident foreign investor claims the benefit of a lower rate specified in a tax treaty. Capital gain distributions paid by the Funds to a non-resident foreign investor, as well as the proceeds of any redemptions by such an investor, regardless of the extent to which gain or loss may be realized, generally are not subject to U.S. withholding tax. However, such distributions may be subject to backup withholding, as described below, unless the foreign investor certifies his non-U.S. residency status.


                Notice as to the tax status of your dividends and distributions other will be mailed to you annually. You also will receive periodic summaries of your account which will include information as to dividends and capital gain distributions, if any, paid during the year.

                The Code provides for the "carryover" of some or all of the sales load imposed on Class A shares if (1) an investor redeems those shares or exchanges those shares for shares of another fund advised or administered by Dreyfus within 91 days of purchase and (2) in the case of a redemption, acquires other Fund Class A shares through exercise of the Reinvestment Privilege or, in the case of an exchange, such other fund reduces or eliminates its otherwise applicable sales load for the purpose of the exchange. In this case, the amount of the sales load charged the investor for the original Class A shares, up to the amount of the reduction of the sales load pursuant to the Reinvestment Privilege or on the exchange, as the case may be, is not included in the basis of such shares for purposes of computing gain or loss on the redemption or the exchange, and instead is added to the basis of the fund shares received pursuant to the Reinvestment Privilege or the exchange.

                With respect to individual investors, Federal laws and regulations generally require the Funds to withhold ("backup withholding") and remit to the U.S. Treasury 31% of taxable dividends, capital gain distributions and any redemption proceeds, regardless of the extent to which gain or loss may be realized, paid to a shareholder if the shareholder fails to certify either that the TIN furnished in connection with opening an account is correct or that such shareholder has not received notice from the IRS that the shareholder is subject to backup withholding as a result of a failure to properly report taxable dividend or interest income on a Federal income tax return. Furthermore, the IRS may notify the Funds to institute backup withholding if the IRS determines the shareholder's TIN is incorrect or if that shareholder has failed to properly report taxable dividend and interest income on a Federal income tax return.

                A TIN is either the Social Security number or employer identification number of the record owner of the account. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner of the account and may be claimed as a credit on the record owner's Federal income tax return.
                The Funds may be subject to a non-deductible 4% excise tax, measured with respect to certain undistributed amounts of taxable investment income and capital gains.
                You should consult your tax advisers regarding specific questions as to Federal, state or local taxes.
PERFORMANCE INFORMATION
                For purposes of advertising, performance for each Class may be calculated on the basis of average annual total return and/or total return. These total return figures reflect changes in the price of the shares and assume that any income dividends and/or capital gains distributions made by the Funds during the measuring period were reinvested in shares of the same Class. These figures also take into account any applicable service and distribution fees. As a result, at any given time, the performance of Class B and C should be expected to be lower than that of Class A and the performance of Class A, B and C should be expected to be lower than that of Class R. Performance for each Class will be calculated separately.
                Average annual total return is calculated pursuant to a standardized formula which assumes that an investment was purchased with an initial payment of $1,000 and that the investment was redeemed at the end of a stated period of time, after giving effect to the reinvestment of dividends and other distributions during the period. The return is expressed as a percentage rate which, if applied on a compounded annual basis, would result in the redeemable value of the investment at the end of the period. Advertisements of the Funds' performance will include the Funds' average annual total return for one, five and ten year periods, or for shorter periods depending upon the length of time during which the Funds have operated. Computations of average annual total return for periods of less than one year represent an annualization of the Funds' actual total return for the applicable period.

                Total return is computed on a per share basis and assumes the reinvestment of dividends and other distributions. Total return generally is expressed as a percentage rate which is calculated by combining the income and principal changes for a specified period and dividing by the NAV (or maximum offering price per share in the case of Class A shares) at the beginning of the period. Advertisements may include the percentage rate of total return or may include the value of a hypothetical investment at the end of the period which assumes the application of the percentage rate of total return. Total return also may be calculated by using the NAV per share at the beginning of the period instead of the maximum offering price per share at the beginning of the period for Class A shares or without giving effect to any applicable CDSC at the end of the period for Class B or C shares. Calculations based on the NAV per share do not reflect the deduction of the sales load on the Funds' Class A shares, which, if reflected, would reduce the performance quoted.


                The Funds may also advertise the yield and tax-equivalent yield on a Class of shares. The Funds' yield is calculated by dividing a Class of shares' annualized net investment income per share during a recent 30-day (or one month) period by the NAV (or maximum public offering price in the case of Class A shares) per Class of such share on the last day of that period. Since yields fluctuate, yield data cannot necessarily be used to compare an investment in a Class of shares with bank deposits, savings accounts, and similar investment alternatives which often provide an agreed-upon or guaranteed fixed yield for a stated period of time. The tax-equivalent yield of a Fund shows the level of taxable yield needed to produce an after-tax equivalent to such Fund's tax-free yield. This is done by increasing a class' yield by the amount necessary to reflect the payment of Federal income tax (and state income tax, if applicable) at a stated tax rate.

                Performance will vary from time to time and past results are not necessarily representative of future results. You should remember that performance is a function of portfolio management in selecting the type and quality of portfolio securities and is affected by operating expenses. Performance information, such as that described above, may not provide a basis for comparison with other investments or other investment companies using a different method of calculating performance.
                The Funds may compare the performance of its shares with various industry standards of performance including Lipper Analytical Services, Inc. ratings. Performance rankings as reported in CHANGING TIMES, BUSINESS WEEK, INSTITUTIONAL INVESTOR, THE WALL STREET JOURNAL, MUTUAL FUND FORECASTER, NO LOAD INVESTOR, MONEY MAGAZINE, MORNINGSTAR MUTUAL FUND VALUES, U.S. NEWS AND WORLD REPORT, FORBES, FORTUNE, BARRON'S and similar publications may also be used in comparing the Funds' performance. Furthermore, the Funds may quote its shares' total returns and yields in advertisements or in shareholder reports. The Funds may also advertise non-standardized performance information, such as total return for periods other than those required to be shown or cumulative performance data. The Funds may advertise a quotation of yield or other similar quotation demonstrating the income earned or distributions made by the Funds.
GENERAL INFORMATION

                The Company was organized as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts on March 28, 1983, under the name The Boston Company Tax-Free Municipal Funds. The Company changed its name to The Laurel Tax-Free Municipal Funds on March 31, 1994, and changed its name to The Dreyfus/Laurel Tax-Free Municipal Funds on October 17, 1994. The Company is registered with the SEC as an open-end management investment company, commonly known as a mutual fund. The Company is authorized to issue an unlimited number of shares of beneficial interest, each without par value. The Company may also create an unlimited number of separate investment portfolios (each a "fund"). The Trustees have authorized shares of each Fund to be issued in four classes _ Class A, Class B, Class C and Class R. The Company may in the future seek to achieve a Fund's investment objective by investing all of the Fund's assets in another investment company having the same investment objective and substantially the same investment policies and restrictions as those applicable to such Fund. Shareholders of a Fund will be given at least 30 days' prior notice of any such investment.


                Each share (regardless of Class) has one vote. All shares of all funds (and Classes thereof) vote together as a single class, except as to any matter for which a separate vote of any fund or Class is required by the 1940 Act, and except as to any matter which affects the interests of one or more particular funds or Classes, in which case only the shareholders of the affected fund or Classes are entitled to vote, each as a separate class. Only holders of Class A, B or C shares, as the case may be, will be entitled to vote on matters submitted to shareholders pertaining to the Distribution and Service Plans relating to that Class.

                Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for the Funds to hold annual meetings of shareholders. As a result, Fund shareholders may not consider each year the election of Trustees or the appointment of auditors. However, pursuant to the Funds' By-Laws, the holders of at least 10% of the shares outstanding and entitled to vote may require the Funds to hold a special meeting of shareholders for purposes of removing a Trustee from office and for any other purpose. Fund shareholders may remove a Trustee by the affirmative vote of two-thirds of the Company's outstanding voting shares. In addition, the Board of Trustees will call a meeting of shareholders for the purpose of electing Trustees if, at any time, less than a majority of the Trustees then holding office have been elected by shareholders.
                The Transfer Agent maintains a record of your ownership and will send you confirmations and statements of account.

                Shareholder inquiries may be made to your Service Agent or by writing to the Funds at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.

                NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND IN THE FUNDS' OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFER OF THE FUNDS' SHARES, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFERING MAY NOT LAWFULLY BE MADE.
                LTSTP110196
                                            Page 43




PREMIER LIMITED TERM MUNICIPAL FUND

    PROSPECTUS                                                NOVEMBER 1, 1996


                Premier Limited Term Municipal Fund (the "Fund") is a separate, non-diversified portfolio of The Dreyfus/Laurel Tax-Free Municipal Funds, an open-end management investment company (the "Company"), known as a mutual fund. The Fund seeks to maximize current income exempt from Federal income taxes consistent with the prudent risk of capital by investing in municipal securities which are of investment-grade quality and generally of intermediate maturities.

                By this Prospectus, the Fund is offering four Classes of shares -- Class A, Class B, Class C and Class R.
                The Dreyfus Corporation serves as the Fund's investment manager. The Dreyfus Corporation is referred to as "Dreyfus."
                You can purchase or redeem Fund shares by telephone using the TELETRANSFER Privilege.
                This Prospectus sets forth concisely information about the Fund that you should know before investing. It should be read carefully before you invest and retained for future reference.

                The Statement of Additional Information dated November 1, 1996 (the "SAI"), which may be revised from time to time, provides a further discussion of certain areas in this Prospectus and other matters which may be of interest to some investors. It has been filed with the Securities and Exchange Commission ("SEC") and is incorporated herein by reference. The SEC maintains a web site (http://www.sec.gov) that contains the SAI, material incorporated by reference, and other information regarding the Fund. For a free copy of the SAI, write to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or call 1-800-645-6561. When telephoning, ask for Operator 144.

                MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. ALL MUTUAL FUND SHARES INVOLVE CERTAIN INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

                THE FEES TO WHICH THE FUND IS SUBJECT ARE SUMMARIZED IN THE "EXPENSE SUMMARY" SECTION OF THE FUND'S PROSPECTUS. THE FUND PAYS AN AFFILIATE OF MELLON BANK, N.A. ("MELLON BANK") TO BE ITS INVESTMENT MANAGER. MELLON BANK OR AN AFFILIATE MAY BE PAID FOR PERFORMING OTHER SERVICES FOR THE FUND, SUCH AS CUSTODIAN, TRANSFER AGENT OR FUND ACCOUNTANT SERVICES. THE FUND IS DISTRIBUTED BY PREMIER MUTUAL FUND SERVICES, INC. (THE "DISTRIBUTOR").

------------------------------------------------------------------------------
  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE
------------------------------------------------------------------------------
(CONTINUED FROM PAGE 1)
                Class A shares are subject to a sales charge imposed at the time of purchase. (Class A shares of the Fund were formerly called Investor Shares.) Class B shares are subject to a contingent deferred sales charge imposed on redemptions made within five years of purchase. Class C shares are subject to a .75% contingent deferred sales charge imposed on redemptions made within the first year of purchase. Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon Bank, and its affiliates) ("Banks") acting on behalf of customers having a qualified trust or investment account or relationship at such institution. (Class R shares of the Fund were formerly called Trust Shares.) Other differences among the Classes include the services offered to and the expenses borne by each Class and certain voting rights, as described herein. These alternatives are offered so that an investor may choose the method of purchasing shares that is most beneficial given the amount of purchase, the length of time the investor expects to hold the shares and other relevant circumstances.

------------------------------------------------------------------------------
TABLE OF CONTENTS
------------------------------------------------------------------------------
        Expense Summary.............................................         3
        Financial Highlights........................................         4
        Alternative Purchase Methods................................         9
        Description of the Fund.....................................        10
        Management of the Fund......................................        15
        How to Buy Fund Shares......................................        17
        Shareholder Services........................................        21
        How to Redeem Fund Shares...................................        24
        Distribution Plans (Class A Plan and Class B and Class C Plans)     28
        Dividends, Other Distributions and Taxes....................        28
        Performance Information.....................................        30
        General Information.........................................        31
                                    Page 2

       EXPENSE SUMMARY
                                                                       CLASS A   CLASS B    CLASS C  CLASS R
Shareholder Transaction Expenses
        Maximum Sales Load Imposed on Purchases
         (as a percentage of offering price)                            3.00%     none       none     none
        Maximum Deferred Sales Charge Imposed on Redemptions
         (as a percentage of the amount subject to charge)              none*    3.00%       .75%     none
Annual Fund Operating Expenses
        (as a percentage of average daily net assets)
        Management Fee ..........................                       0.50%    0.50%      0.50%    0.50%
        12b-1 Fee(1).............................                       0.25%    0.75%      0.75%     none
        Other Expenses(2)........................                       0.00%    0.00%      0.00%    0.00%
                                                                       -------  -------   -------   -------
        Total Fund Operating Expenses ...........                       0.75%    1.25%**    1.25%    0.50%

Example:
         You would pay the following expenses on a
         $1,000 investment, assuming (1) a 5% annual
         return and (2) except where noted, redemption
         at the end of each time period:
         1 YEAR...............................                         $  37  $43/$13(3) $20/$13(3)   $ 5
         3 YEARS..............................                         $  53  $60/$40(3)    $ 40      $16
         5 YEARS..............................                         $  70  $79/$69(3)    $ 69      $28
         10 YEARS.............................                          $120     $125**     $151      $63


* A contingent deferred sales charge may be imposed on the redemption of Class A shares that are purchased without an initial sales charge. See " How to Buy Fund Shares_Class A shares."


**Assumes conversion of Class B shares to Class A shares approximately six years after the date of purchase and, therefore, reflects Class A expenses for years seven through ten.


(1) See "Distributions Plans (Class A Plan and Class B and Class C Plans)" for a description of the Fund's Distribution Plan and Service Plan for Class A, B and C shares.

(2) Does not include fees and expenses of the non-interested Trustees (including counsel). The investment manager is contractually required to reduce its Management Fee in an amount equal to the Fund's allocable portion of such fees and expenses, which are estimated to be 0.02% of the Fund's net assets. (See "Management of the Fund.")
(3)  Assuming no redemption of shares.
------------------------------------------------------------------------------
THE AMOUNTS LISTED IN THE EXAMPLE SHOULD NOT BE CONSIDERED AS REPRESENTATIVE OF FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE INDICATED. MOREOVER, WHILE THE EXAMPLE ASSUMES A 5% ANNUAL RETURN, THE FUND'S ACTUAL PERFORMANCE WILL VARY AND MAY RESULT IN AN ACTUAL RETURN GREATER OR LESS THAN 5%.
------------------------------------------------------------------------------
        The purpose of the foregoing table is to assist you in understanding the various costs and expenses that investors will bear, directly or indirectly, the payment of which will reduce investors' return on an annual basis. Long-term investors in Class A, B or C shares could pay more in 12b-1 fees than the economic equivalent of paying the maximum front-end sales charges applicable to mutual funds sold by members of the National
Association of Securities Dealers, Inc. ("NASD"). The information in the foregoing table does not reflect any fee waivers or expense reimbursement arrangements that may be in effect. Certain Service Agents (as defined below) may charge their clients direct fees for effecting transactions in Fund shares; such fees are not reflected in the foregoing table. See "Management of the Fund," "How to Buy Fund Shares" and "Distribution Plan (Class A Plan and Class B and Class C Plans)."

        The Company understands that banks, securities dealers ("Selected Dealers") or other financial institutions (including Dreyfus and its affiliates) (collectively "Service Agents") may charge fees to their clients who are owners of the Fund's Class A, B or C shares for various services provided in connection with a client's account. These fees would be in addition to any amounts received by a Service Agent under its Selling Agreement ("Agreement") with the Distributor. The Agreement requires each Service Agent to disclose to its clients any compensation payable to such Service Agent by the Distributor and any other compensation payable by the client for various services provided in connection with their accounts.

                                    Page 3

FINANCIAL HIGHLIGHTS
        The following tables are based upon a single Class A, Class B, Class C or Class R share outstanding throughout each fiscal year (period) and should be read in conjunction with the financial statements and related notes that appear in the Fund's Annual Report dated June 30, 1996 and are incorporated by reference into the SAI. The financial statements and related notes, as well as the information in the tables below insofar as it relates to the fiscal years (periods) ended after June 30, 1993, have been audited by KPMG Peat Marwick LLP, independent auditors, whose report thereon appears in the Fund's Annual Report. Further information about, and management's discussion of, the Fund's performance is contained in the Fund's Annual Report, which may be obtained without charge by writing to the address or calling the number set forth on the cover page of this Prospectus. The information in the tables below for fiscal years (periods) prior to the fiscal year ended June 30, 1994 has been audited by other independent auditors.

  PREMIER LIMITED TERM MUNICIPAL FUND
  FOR A CLASS A SHARE OUTSTANDING THROUGHOUT EACH YEAR.*
  YEAR ENDED JUNE 30,
                                        1996     1995#    1994#    1993     1992     1991     1990     1989     1988     1987
                                       -------  -------  -------  -------  -------  -------  -------  -------  -------  ------
 Net Asset Value, Beginning of period  $11.82   $11.66   $12.61   $12.21   $11.58   $11.44   $11.95   $11.36   $11.23   $11.06
                                       -------  -------  -------  -------  -------  -------  -------  -------  -------  ------
 Income from investment operations:
  Net investment income**                0.54     0.53     0.54     0.60     0.70     0.74     0.76     0.78     0.76     0.76
 Net realized and unrealized gains
  and losses on investments              0.08     0.19    (0.41)    0.68     0.65     0.14    (0.18)    0.67     0.13     0.17
                                       -------  -------  -------  -------  -------  -------  -------  -------  -------  ------
 Total from investment operations        0.62     0.72     0.13     1.28     1.35     0.88     0.58     1.45     0.89     0.93
                                       -------  -------  -------  -------  -------  -------  -------  -------  -------  ------
 Less distributions:
 Distributions from net
   investment income                    (0.55)   (0.53)   (0.54)   (0.60)   (0.70)   (0.74)   (0.77)   (0.79)   (0.74)   (0.76)
 Distributions from net realized
    capital gains                         .--    (0.03)   (0.54)   (0.28)   (0.02)     ._     (0.32)   (0.07)   (0.02)     ._
                                       -------  -------  -------  -------  -------  -------  -------  -------  -------  ------
 Total Distributions                    (0.55)   (0.56)   (1.08)   (0.88)   (0.72)   (0.74)   (1.09)   (0.86)   (0.76)   (0.76)
                                       -------  -------  -------  -------  -------  -------  -------  -------  -------  ------
 Net Asset Value, end of period        $11.89   $11.82   $11.66   $12.61   $12.21   $11.58   $11.44   $11.95   $11.36   $11.23
                                       =======  =======  =======  =======  =======  =======  =======  =======  =======  =======
 Total Return                            5.25%    6.37%    0.96%   10.95%   11.94%    7.97%    5.06%   13.29%    8.21%    8.47%
                                       =======  =======  =======  =======  =======  =======  =======  =======  =======  =======
 Ratios to average net assets/
  Supplemental data:
 Net Assets, end of year (in 000's)   $18,751  $21,375  $23,715  $18,251  $26,192  $18,042  $15,209  $13,304  $10,150   $9,225
 Ratio of expenses to average
  net assets                             0.75%    0.75%    0.76%    1.03%    0.97%    0.81%    0.82%    0.79%    0.79%    0.78
 Ratio of net investment income to
  average net assets                     4.53%    4.59%    4.43%    4.91%    5.82%    6.43%    6.45%    6.82%    6.73%    6.58%
 Portfolio turnover rate                   55%      61%      57%     103%      30%      54%      76%     101%      81%     241%


    * The Fund commenced operations on October 1, 1985. On February 1, 1993, existing shares of the Fund were designated the
    Retail Class and the Fund began offering the Institutional Class and Investment Class of shares. Effective April 4, 1994, the Retail and Institutional classes of shares were reclassified as a single class of shares known as Investor Shares. On October 17, 1994, Investor shares were redesignated as Class A shares. The Financial Highlights for the year ended June 30, 1995 and subsequent years are based on a Class A share outstanding. The Financial Highlights shown for the year ended June 30, 1994, were calculated using the performance of a Retail Share outstanding from July 1, 1993 to April 3, 1994, and the performance of an Investor Share outstanding from April 4, 1994, to June 30, 1994. The Financial Highlights for the year ended June 30, 1993 and prior periods are based upon a Retail Share outstanding.
    **    Net investment income per share before waiver of fees and/or reimbursement of expenses by the investment manager and/or custodian and/or transfer agent for the years ended June 30, 1994, 1993, 1992, 1991, 1990, 1989, 1988 and 1987 were $0.49, $0.59, $0.68, $0.68, $0.70,
    $0.68, $0.70 and $0.71, respectively.
                                    Page 4

            Annualized expense ratios before voluntary waiver of fees and/or reimbursement of expenses by the investment manager and/or custodian and/or transfer agent for the years ended June 30, 1994, 1993, 1992, 1991, 1990, 1989, 1988 and 1987 were 1.09%, 1.11%, 1.12%, 1.31%, 1.32%, 1.65%,
    1.29% and 1.21%, respectively.
            Total return represents aggregate total return for the periods indicated.
    #      Effective October 17,1994, Dreyfus began serving as the investment manager to the Fund. From April 4, 1994 through October 16, 1994, Mellon Bank served as the investment manager for the Fund. Prior to April 4, 1994, The Boston Company Advisors, Inc. served as the investment manager for the Fund.
                                    Page 5


FINANCIAL HIGHLIGHTS
  PREMIER LIMITED TERM MUNICIPAL FUND
  FOR A CLASS B SHARE OUTSTANDING THROUGHOUT EACH YEAR OR PERIOD.
                                                                            Year                        Period
                                                                            Ended                       Ended
                                                                           6/30/96                     6/30/95*
                                                                          ---------                   --------
        Net Asset Value, beginning of period                               $11.82                     $11.32
                                                                          ---------                   --------
        Income from investment operations:
        Net investment income                                                0.48                       0.24
        Net realized and unrealized gain on investments                      0.07                       0.50
                                                                          ---------                   --------
        Total from investment operations                                     0.55                       0.74
                                                                          ---------                   --------
        Less distributions:
        Distributions from net investment income                            (0.48)                     (0.24)
                                                                          ---------                   --------
        Net Asset Value, end of period                                     $11.89                     $11.82
                                                                          =========                   ========
        Total Return                                                         4.71%                      6.59%
                                                                          =========                   ========
        Ratios to average net assets/Supplemental data:
        Net Assets, end of period (in 000's)                             $    500                   $     85
        Ratio of expenses to average net assets                              1.25%                      1.25%
        Ratio of net investment income to average net assets                 3.98%                      4.09%
        Portfolio turnover rate                                                55%                       .61%

  *  The Fund commenced selling Class B shares on December 28, 1994.
      Annualized.
      Not annualized.
      Total return represents aggregate total return for the periods indicated and does not reflect any applicable sales charge.

                                    Page 6

FINANCIAL HIGHLIGHTS
  PREMIER LIMITED TERM MUNICIPAL FUND
  FOR A CLASS C SHARE OUTSTANDING THROUGHOUT EACH YEAR OR PERIOD.
                                                                             Year                       Period
                                                                             Ended                      Ended
                                                                            6/30/96                    6/30/95*
                                                                          ---------                   --------
        Net Asset Value, beginning of period                               $11.82                     $11.32
                                                                          ---------                   --------
        Income from investment operations:
        Net investment income                                                0.48                       0.25
        Net realized and unrealized gain on investments                      0.08                       0.49
                                                                          ---------                   --------
        Total from investment operations                                     0.56                       0.74
                                                                          ---------                   --------
        Less distributions:
        Distributions from net investment income                            (0.48)                     (0.24)
                                                                          ---------                   --------
        Net Asset Value, end of period                                     $11.90                     $11.82
                                                                          =========                   ========
        Total Return                                                         4.81%                      6.59%
                                                                          =========                   ========
        Ratios to average net assets/Supplemental data:
        Net Assets, end of period (in 000's)                              $   150                   $     84
        Ratio of expenses to average net assets                              1.24%                      1.25%
        Ratio of net investment income to average net assets                 4.00%                      4.09%
        Portfolio turnover rate                                                55%                        61%

  *  The Fund commenced selling Class C shares on December 28, 1994.
      Annualized.
      Not annualized.
      Total return represents aggregate total return for the periods indicated and does not reflect any applicable sales charge.
                                    Page 7




FINANCIAL HIGHLIGHTS
  PREMIER LIMITED TERM MUNICIPAL FUND
  FOR A CLASS R SHARE OUTSTANDING THROUGHOUT EACH YEAR OR PERIOD.*
                                                            Year      Year      Year                    Period
                                                            Ended     Ended     Ended                   Ended
                                                           6/30/96   6/30/95#  6/30/94#                 6/30/93
                                                           --------  --------  --------               ---------
        Net Asset Value, Beginning of year                 $11.82     $11.66    $12.61                  $12.21
                                                           --------  --------  --------               ---------
        Income from investment operations:
         Net investment income***                            0.57       0.56      0.58                    0.25
         Net Realized and unrealized
         gains and losses on investments                     0.08       0.19     (0.43)                   0.40
                                                           --------  --------  --------               ---------
         Total from investment operations                    0.65       0.75      0.15                    0.65
                                                           --------  --------  --------               ---------
        Less distributions:
         Distributions from net investment income           (0.58)     (0.56)    (0.56)                  (0.25)
         Distributions from net realized capital gains        ._       (0.03)    (0.54)                    ._
                                                           --------  --------  --------               ---------
         Total Distributions                                (0.58)     (0.59)    (1.10)                  (0.25)
                                                           --------  --------  --------               ---------
        Net Asset Value, end of year                       $11.89     $11.82    $11.66                  $12.61
                                                           ========  ========  ========               =========
        Total Return                                         5.51%      6.64%     1.08%                   5.36%
                                                           ========  ========  ========               =========
        Ratios to average net assets/Supplemental data:
         Net Assets, end of year (in 000's)               $17,870    $16,727   $12,581                  $8,974
         Ratio of expenses to average net assets             0.50%      0.50%     0.50%                   0.68%**
         Ratio of net investment income to
           average net assets                                4.77%      4.84%     4.69%                   4.82%**
        Portfolio turnover rate                                55%        61%       57%                    103%

  * The Fund commenced selling Investment shares on February 1, 1993. Effective April 4, 1994, the Investment Class of shares was reclassified as Trust Class of shares. Effective October 17, 1994, the Trust Class Shares were redesignated as Class R shares. The table above is based upon a single Investment Share outstanding from February 1, 1993 to April 3, 1994, a Trust Class share outstanding from April 4, 1994 to October 16, 1994, and a Class R share thereafter.
  **Annualized.
  ***      Net investment income per share before waiver of fees and/or reimbursement of expenses by the investment manager and/or custodian and/or transfer agent for the year ended June 30, 1994 and for the period ended June 30, 1993 were $0.54 and $0.24, respectively.
      Annualized expense ratios before voluntary waiver of fees and/or reimbursement of expenses by the investment manager and/or custodian and/or transfer agent for the year ended June 30, 1994 and for the period ended June 30, 1993 were 0.83% and 0.93%, respectively.
      Total return represents aggregate total return for the periods indicated.
  # Effective October 17, 1994, Dreyfus began serving as the investment manager to the Fund. From April 4, 1994 through October 16, 1994. Mellon Bank served as the investment manager for the Fund. Prior to April 4, 1994, The Boston Company Advisors, Inc. served as the investment adviser for the Fund.
                                    Page 8

        ALTERNATIVE PURCHASE METHODS
                The Fund offers you four methods of purchasing Fund shares; you may choose the Class of shares that best suits your needs, given the amount of your purchase, the length of time you expect to hold your shares and any other relevant circumstances. Each Fund share represents an identical pro rata interest in the Fund's investment portfolio. All Fund shares are sold on a continuous basis.
                Class A shares are sold at net asset value per share plus a maximum initial sales charge of 3.0% of the public offering price imposed at the time of purchase. The initial sales charge may be reduced or waived for certain purchases. See "How to Buy Fund Shares_Class A shares." These shares are subject to an annual 12b-1 fee at the rate of
    0.25 of 1% of the value of the average daily net assets of Class A. See "Distribution Plan_Class A shares."

                Class B shares are sold at net asset value per share with no initial sales charge at the time of purchase; as a result, the entire purchase price is immediately invested in the Fund. Class B shares are subject to a maximum 3% contingent deferred sales charge ("CDSC"), which is assessed only if you redeem Class B shares within five years of purchase. See "How to Buy Fund Shares _ Class B shares" and "How to Redeem Fund Shares _ Contingent Deferred Sales Charge _ Class B shares." These shares also are subject to an annual distribution fee at the rate of 0.50 of 1% of the value of the average daily net assets of Class B. In addition, Class B shares are subject to an annual service fee at the rate of 0.25 of 1% of the value of the average daily net assets of Class B. See "Distribution and Service Plans _ Class B and C." The distribution and service fees paid by Class B will cause such Class to have a higher expense ratio and to pay lower dividends than Class A. Approximately six years after the date of purchase (or, in the case of Class B shares of the Fund acquired through exchanges of Class B shares of another fund advised by Dreyfus, the date of purchase of the original Class B shares of the Fund exchanged), Class B shares automatically will convert to Class A shares, based on the relative net asset values for shares of each such Class, and will no longer be subject to the service plan fee of Class B shares and will be subject to the lower distribution fee of Class A shares. (Such conversion is subject to suspension by the Board of Trustees if adverse tax consequences might result.) Class B shares that have been acquired through the reinvestment of dividends and other distributions will be converted on a pro rata basis together with other Class B shares, in the proportion that a shareholder's Class B shares converting to Class A shares bears to the total Class B shares not acquired through the reinvestment of dividends and other distributions.


                Class C shares are sold at net asset value per share with no initial sales charge at the time of purchase; as a result, the entire purchase price is immediately invested in the Fund. Class C shares are subject to a .75% CDSC, which is assessed only if you redeem Class C shares within one year of purchase. See "How to Redeem Fund Shares _ Class C shares." These shares also are subject to an annual distribution fee at the rate of 0.50 of 1% of the value of the average daily net assets of Class C. Class C shares also are subject to an annual service fee at the rate of 0.25 of 1% of the value of the average daily net assets of Class C. See "Distribution and Service Plans _ Class B and C." The distribution and service fees paid by Class C will cause such Class to have a higher expense ratio and to pay lower dividends than Class A.


                Class R shares generally may not be purchased directly by individuals, although eligible institutions may purchase Class R shares for accounts maintained by individuals. Class R shares are sold at net asset value per share primarily to Banks acting on behalf of customers having a qualified trust or investment account relationship at such institution, or to customers who have received and hold shares of the Fund distributed to them by virtue of such an account or relationship. Class A, Class B and Class C shares are sold primarily to clients of Service Agents that have entered into Agreements with the Distributor.

                                    Page 9


                The decision as to which Class of shares is most beneficial to you depends on the amount and the intended length of your investment. You should consider whether, during the anticipated life of your investment in the Fund, the accumulated distribution fee, service fee and CDSC, if any, on Class B or Class C shares would be less than the accumulated distribution fee and initial sales charge on Class A shares purchased at the same time, and to what extent, if any, such differential would be offset by the return of Class A shares. Additionally, investors qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A shares because the accumulated continuing distribution and service fees on Class B or Class C shares may exceed the accumulated distribution fee and initial sales charge on Class A shares during the life of the investment. Finally, you should consider the effect of the CDSC period and any conversion rights of the Classes in the context of your own investment time frame. For example, while Class C shares have a shorter CDSC period than Class B shares, Class C shares do not have a conversion feature and, therefore, are subject to an ongoing distribution and service fees. Thus, Class B shares may be more attractive than Class C shares to investors with longer term investment outlooks. Generally, Class A shares may be more appropriate for investors who invest $1,000,000 or more in Fund shares, but will not be appropriate for investors who invest less than $100,000 in Fund shares.

DESCRIPTION OF THE FUND
        INVESTMENT OBJECTIVE.

                The Fund seeks to maximize current income exempt from Federal income taxes consistent with the prudent risk of capital. The Fund seeks to achieve its objective by investing in debt obligations issued by states, cities, counties, municipalities, municipal agencies and regional districts and generally of intermediate maturities which are of "investment-grade" quality and generally of intermediate maturities the interest from which is, in the opinion of counsel to the respective issuers, exempt from Federal income taxes ("Municipal Obligations").

        MANAGEMENT POLICIES.
                Under normal market conditions, the Fund attempts to invest 100%, and will invest a minimum of 80%, of its total assets in Municipal Obligations. However, the Fund has the ability under certain conditions to invest 20% of its total assets in taxable obligations (including obligations the interest on which is included in the calculation of the alternative minimum tax for individuals) and may, for defensive purposes under abnormal market conditions, temporarily invest more than 20% of its total assets in taxable obligations. The Fund has not made any such investments, and does not expect such action will be necessary. In managing the Fund, Dreyfus seeks to take advantage of market developments, yield disparities and variations in the creditworthiness of issuers. The Fund's policy of investing a minimum of 80% of its total assets in Municipal Obligations is a fundamental policy of the Fund.
        QUALITY OF MUNICIPAL OBLIGATIONS.
                The Fund invests only in Municipal Obligations rated at the time of purchase within the four highest quality ratings of Moody's Investors Service, Inc. ("Moody's") (currently at least Baa or above for bonds, at least MIG 3 or above for notes and at least Prime-2 or above for commercial paper) or Standard and Poor's Ratings Group ("S&P") (at least BBB or above for bonds, at least SP-2 or above for notes and at least A-2 or above for commercial paper) or, if not rated by Moody's or S&P, of comparable quality to the above ratings as determined by Dreyfus. Municipal Obligations rated within the four highest ratings are considered to be of investment-grade quality, although bonds rated in the lowest of these four categories (Baa by Moody's or BBB by S&P) have some speculative characteristics and involve greater risks and potentially higher yields. A discussion of the categories of Municipal Obligations and the rating systems appears in the SAI.
                                    Page 10


                Because many issuers of Municipal Obligations may choose not to have their obligations rated, it is possible that a large portion of the Fund's bond portfolio may consist of unrated obligations. Unrated obligations are not necessarily of lower quality than rated obligations, but to the extent the Fund invests in unrated obligations, it will be more reliant on Dreyfus' judgment, analysis and experience than would be the case if it invested only in rated obligations.

                The taxable instruments in which the Fund is permitted to invest under certain circumstances include U.S. Government securities and short-term, high quality money market instruments. In addition, the Fund may, on occasion, purchase securities issued by other investment companies that invest primarily in high quality debt obligations of the kinds in which the Fund may invest.
        PRICE AND PORTFOLIO MATURITY.
                The Fund generally invests in Municipal Obligations having intermediate-term maturities, which can be expected to pay higher yields and experience greater fluctuation in value than bonds with short-term maturities. The average weighted maturity of the Municipal Obligations in the portfolio is not expected to exceed ten years. There is no limit on the maturity of any individual security. The market value of the Municipal Obligations in the Fund's portfolio and, accordingly, the Fund's net asset value typically will vary inversely with changes in interest rates, declining when interest rates rise and rising when interest rates decline. Under normal market conditions, the longer the average maturity of the Fund's holdings, the greater its expected yield and price volatility.
        INVESTMENT TECHNIQUES
                In connection with its investment objective and policies, the Fund may employ, among others, the following investment techniques:
                WHEN-ISSUED SECURITIES. The Fund may purchase Municipal Obligations on a "when-issued" basis (i.e., delivery of and payment for the Municipal Obligations normally take place within 45 days after the date of the purchase commitment). The payment obligation and the interest rate on such securities are fixed at the time of the purchase commitment. Although the Fund generally will purchase Municipal Obligations on a when-issued basis with the intention of acquiring the securities, the Fund may sell such securities before the settlement date. Municipal Obligations purchased on a when-issued basis, like other investments made by the Fund, may decline or appreciate in value prior to their actual delivery to the Fund.

                MUNICIPAL BOND INDEX AND INTEREST RATE FUTURES CONTRACTS AND OPTIONS ON MUNICIPAL BOND INDEX AND INTEREST RATE FUTURES CONTRACTS. The Fund may enter into municipal bond index futures contracts and interest rate futures contracts and purchase and sell options on these futures contracts that are traded on a United States exchange or board of trade. Such investments, if any, by the Fund will be made solely for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase due to anticipated changes in interest rates and market conditions and when the transactions are economically appropriate to the reduction of risks inherent in the management of the Fund.


                A municipal bond index futures contract, which is based on an index of long-term, tax-exempt municipal bonds, is an agreement in which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. An interest rate futures contract provides for the future purchase or sale of specified interest rate sensitive debt securities such as United States Treasury bills, bonds and notes, obligations of the Government National Mortgage Association and bank certificates of deposit. Although most interest rate futures contracts require the delivery
                                    Page 11

    of the underlying securities, some settle in cash. Each contract designates the price, date, time and place of delivery. Entering into a futures contract to deliver the index or instrument underlying the contract is referred to as entering into a "short" position in the futures contract, whereas entering into a futures contract to take delivery of the index or instrument is referred to as entering into a "long" position in the futures contract.


                A put or call on a municipal bond index or interest rate futures contract gives the purchaser the right, in return for the premium paid, to assume a short or long position, respectively, in the underlying futures contract as a specified exercise price at any time prior to the expiration date of the option. The Fund may purchase put and call options on both municipal bond index and interest rate futures contracts. The Fund will sell options on these futures contracts only as part of closing purchase transactions to terminate its options position, although no assurance can be given that closing transactions can be effected.


                Entering into a futures contract for the purchase or sale of a municipal bond index or debt security or purchasing options on index or interest rate futures contracts will enable the Fund to protect its assets from fluctuations in interest rates on tax-exempt securities without initially buying or selling the securities. The Fund may enter into futures contracts to sell an index or debt security or may purchase options when Dreyfus believes that interest rates will increase and consequently the value of the Fund's portfolio securities will decrease. The Fund may enter into futures contracts to buy an index or debt security or may purchase call options when Dreyfus anticipates purchasing portfolio securities at a time of declining interest rates.


                There are several risks in connection with the issue of municipal bond index and interest rate futures contracts and options on these futures contracts as hedging devices. There can be no assurance that there will be a correlation between price movements in the municipal bond index or interest rate futures, on the one hand, and price movements in municipal bonds which are the subject of the hedge, on the other hand. Positions in futures contracts and options on futures contracts may be closed out only by entering into offsetting positions on the exchange on which the contract was initiated, and no assurance can be given that an active market will exist for the contract or the option at any particular time. Consequently, the Fund may realize a loss on a futures contract that is not offset by an increase in the price of the municipal bonds that are being hedged or may not be able to close a futures position in the event of adverse price movements. Any income earned by the Fund from transactions in futures contracts and options on futures contracts will be taxable. Accordingly, it is anticipated that such investments will be made only in unusual circumstances, such as when Dreyfus anticipates an extreme change in interest rates or market conditions.


                The Fund may not enter into futures contracts or purchase options on futures contracts if, immediately thereafter, the sum of the amount of margin deposits on the Fund's existing futures contracts and premiums paid for options would exceed 5% of the value of the Fund's total assets, after taking into account unrealized profits and losses on any existing contracts. When a Fund enters into futures contracts, purchases an index or debt security or purchases call options, an amount of cash, U.S. Government Securities or other high grade debt securities equal to the market value of the contract will be deposited and maintained in a segregated account with the Fund's custodian to collateralize the positions, thereby insuring that the use of the contract is unleveraged.


                At present the Fund is considering investments in futures contracts and options on futures contracts as described above. However, the Fund reserves the right to invest in other kinds of futures contracts and options on futures contracts subject to the policies the Board of Trustees may establish from time to time.

                                    Page 12

        CERTAIN PORTFOLIO SECURITIES


                FLOATING RATE AND VARIABLE RATE OBLIGATIONS. The Fund may purchase floating rate and variable rate obligations. These obligations bear interest at rates that are not fixed, but vary with changes in specified market rates or indices. Some of these obligations may carry a demand feature that permits the Fund to receive the par value upon demand prior to maturity. The Fund will limit its purchases of floating rate and variable rate Municipal Obligations to those meeting the quality standards applicable to the Fund. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. The quality of the underlying creditor or the bank, as determined by Dreyfus under the supervision of the Board of Trustees must also be equivalent to the quality standards applicable to the Fund. In addition, Dreyfus monitors the earning power, cash flow and other liquidity ratios of the issuers of such obligations, as well as the creditworthiness of the institution responsible for paying the principal amount of the obligations under the demand feature.


                The Fund may invest in participation interests purchased from banks in floating or variable rate Municipal Obligations owned by banks. Participation interests carry a demand feature permitting the Fund to tender them back to the bank. Each participation is backed by an irrevocable letter of credit or guarantee of a bank which Dreyfus under the supervision of the Board of Trustees has determined meets the prescribed quality standards for the Fund.


                Other types of tax-exempt instruments that may become available in the future may be purchased by the Fund as long as Dreyfus believes the quality of these instruments meets the Fund's quality standards.

                MUNICIPAL LEASE OBLIGATIONS. The Fund may purchase municipal lease obligations and certificates of participation in municipal lease obligations. A municipal lease obligation does not constitute a general obligation of the municipality for which the municipality's taxing power is pledged. Ordinarily, a lease obligation will contain a "non-appropriation" clause which provides that the municipality has no obligation to make lease payments in future years unless money is appropriated for such purpose on a yearly basis. Because of the risk of non-appropriation, some lease obligations are issued with third-party credit enhancements, such as insurance or a letter of credit. Lease obligations are a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional municipal obligations. For these reasons, before investing in a lease obligation Dreyfus will consider, among other things, whether (1) the leased property is essential to a governmental function of the municipality, (2) the municipality is prohibited from substituting or purchasing similar equipment if lease payments are not appropriated, and
    (3) the municipality has maintained good market acceptability for its lease obligations in the past. The Board of Trustees has established guidelines for determining whether a Municipal Lease Obligation is a liquid security. Such determinations will be made based upon all relevant factors including, the frequency of trades and quotes for the obligation, the number of dealers willing to purchase or sell the security and the number of potential buyers, the willingness of dealers to undertake to make a market in the securities, and the nature of the marketplace trades.
                TENDER OPTION BONDS. The Fund may invest up to 10% of the value of its assets in tender option bonds. A tender option bond is a Municipal Obligation (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax-exempt rates, that has been coupled with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender the option, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal
                                    Page 13

    to the difference between the Municipal Obligation's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. Dreyfus, on behalf of the Fund, will consider on an ongoing basis the creditworthiness of the issuer of the underlying Municipal Obligation, of any custodian and the third-party provider of the tender option. In certain instances and for certain tender option bonds, the option may be terminable in the event of a default in payment of principal or interest on the underlying Municipal Obligations and for other reasons. The Fund will not invest more than 15% of the value of its net assets in illiquid securities, which would included tender option bonds for which the required notice to exercise the tender feature is more than seven days if there is no secondary market available for these obligations.
                OTHER INVESTMENT COMPANIES. The Fund may invest in securities issued by other investment companies to the extent that such investments are consistent with the Fund's investment objective and policies and permissible under the Investment Company Act of 1940, as amended (the "1940 Act"). As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations.
                CERTAIN RISK CONSIDERATIONS. The ability of the Fund to meet its investment objective is subject to the ability of municipal issuers to meet their payment obligations. In addition, the Fund's portfolio will be affected by general changes in interest rates which may result in increases or decreases in the value of Fund holdings. Investors should recognize that, in periods of declining interest rates, the yield of the Fund will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, the yield of the Fund will tend to be somewhat lower. Also, when interest rates are falling, the influx of new money to the Fund will likely be invested in portfolio instruments producing lower yields than the balance of that Fund's portfolio, thereby reducing the current yield of the Fund. In periods of rising interest rates, the opposite can be expected to occur.
                The Fund may invest without limitation in Municipal Obligations which are repayable out of revenue streams generated from economically related projects or facilities or whose issuers are located in the same state. Sizable investments in these obligations could increase risk to the Fund should any of the related projects or facilities experience financial difficulties. To the extent the Fund may invest in private activity bonds, the Fund may invest only up to 5% of its total assets in bonds where payment of principal and interest are the responsibility of a company with less than three years operating history. The Fund is authorized to borrow up to 10% of its total assets for temporary or emergency purposes and to pledge its assets to the same extent in connection with such borrowings.
                The Fund is classified as a "non-diversified" investment company, as defined under the 1940 Act, and therefore, the Fund could invest all of its assets in the obligations of a single issuer or relatively few issuers. However, the Fund intends to conduct its operations so that it will qualify under the Internal Revenue Code of 1986, as amended (the "Code"), as a "regulated investment company." To continue to qualify, among other requirements, the Fund will be required to limit its investments so that, at the close of each quarter of the taxable year, with respect to at least 50% of its total assets, not more than 5% of such assets will be invested in the securities of a single issuer. In addition, not more than 25% of the value of the Fund's total assets may be invested in the securities of a single issuer at the close of each quarter of the taxable year. Additionally, due to the Fund's non-diversified status, changes in the financial con-
                                    Page 14

    dition or in the market's assessment of an individual issuer may cause the Fund's share price to fluctuate to a greater degree than if the Fund were diversified. However, the provisions of the Code place limits on the extent to which a Fund's portfolio may be non-diversified.

                PORTFOLIO TURNOVER. While securities are purchased for the Fund on the basis of potential for current income and not for short-term trading profits, in the past the portfolio turnover rate of the Fund has exceeded 100% and may exceed 100% in the future. A portfolio turnover rate of 100% would occur, for example, if all the securities held by the Fund were replaced once in a period of one year. In past years the Fund's rate of portfolio turnover exceeded that of certain other mutual funds with the same investment objective. A higher rate of portfolio turnover (100% or greater) involves correspondingly greater brokerage commissions and other expenses that must be borne directly by the Fund and, thus, indirectly by its shareholders. In addition, a high rate of portfolio turn over may result in the realization of larger amounts of short-term and/or long-term capital gains that, when distributed to the Fund's shareholders, are taxable to them at the then-current rate. Nevertheless, securities transactions for the Fund will be based only upon investment considerations and will not be limited by any other considerations when Dreyfus deems it appropriate to make changes in the Fund's assets.

                LIMITING INVESTMENT RISKS. The Fund is subject to a number of investment limitations. Certain limitations are matters of fundamental policy and may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares. The SAI describes all of the Fund's fundamental and non-fundamental restrictions.
                The investment objective, policies, restrictions, practices and procedures of the Fund, unless otherwise specified, may be changed without shareholder approval. If the Fund's investment objective, policies, restrictions, practices or procedures change, shareholders should consider whether the Fund remains an appropriate investment in light of the shareholder's then-current position and needs.


MANAGEMENT OF THE FUND
        INVESTMENT MANAGER.

                Dreyfus, located at 200 Park Avenue, New York, New York 10166, was formed in 1947. Dreyfus is a wholly-owned subsidiary of Mellon Bank, which is a wholly-owned subsidiary of Mellon Bank Corporation ("Mellon"). As of September 30, 1996, Dreyfus managed or administered approximately $81 billion in assets for more than 1.7 million investor accounts nationwide.


                Dreyfus serves as the Fund's investment manager. Dreyfus supervises and assists in the overall management of the Fund's affairs under an Investment Management Agreement with the Fund, subject to the overall authority of the Company's Board of Trustees in accordance with Massachusetts law. Pursuant to the Investment Management Agreement, Dreyfus provides, or arranges for one or more third parties to provide, investment advisory, administrative, custody, fund accounting and transfer agency services to the Fund. As the Fund's investment manager, Dreyfus manages the Fund by making investment decisions based on the Fund's investment objective, policies and restrictions.


                John F. Flahive has been employed by Dreyfus as portfolio manager of the Fund since November 14, 1994. Prior to employment with Dreyfus, Mr. Flahive was senior portfolio manager and Vice President with Neuberger & Berman. A 1984 graduate of St. Michael's College with a degree in Business Administration, Mr. Flahive also earned a M.B.A. from Clarkson University in 1985, and attended the New York University Graduate School of Business Administration for Visiting Professionals in 1986.


                Mellon is a publicly owned multibank holding company incorporated under Pennsylvania law in 1971 and registered under the Bank Holding Company Act of 1956, as amended.
                                    Page 15

    Mellon provides a comprehensive range of financial products and services in domestic and selected international markets. Mellon is among the twenty-five largest bank holding companies in the United States based on total assets. Mellon's principal wholly-owned subsidiaries are Mellon Bank, Mellon Bank (DE) National Association, Mellon Bank (MD), The Boston Company, Inc., AFCO Credit Corporation and a number of companies known as Mellon Financial Services Corporations. Through its subsidiaries, including Dreyfus, Mellon managed approximately $220 billion in assets as of June 30, 1996, including $83 billion in proprietary mutual fund assets. As of June 30, 1996, Mellon, through various subsidiaries, provided non-investment services, such as custodial or administration services, for approximately $876 billion in assets, including approximately $57 billion in mutual fund assets.


                Under the Investment Management Agreement, the Fund has agreed to pay Dreyfus a monthly fee at the annual rate of 0.50 of 1% of the value of the Fund's average daily net assets. Dreyfus pays all of the Fund's expenses, except brokerage fees, taxes, interest, Rule 12b-1 fees (if applicable) and extraordinary expenses. Although Dreyfus is not obligated under the Investment Management Agreement to pay the fees and expenses of the non-interested Trustees (including counsel fees), Dreyfus is contractually required to reduce its investment management fee in an amount equal to the Fund's allocable share of such fees and expenses. In order to compensate Dreyfus for paying virtually all of the Fund's expenses, the Fund's investment management fee is higher than the investment advisory fees paid by most investment companies. Most, if not all, such companies also pay for additional non-investment advisory expenses that are not paid by such companies' investment advisers. From time to time, Dreyfus may waive (either voluntarily or pursuant to applicable state limitations) a portion of the investment management fees payable by the Fund.


                For the fiscal year ended June 30, 1996, the Fund paid Dreyfus .50% of its average daily net assets in investment management fees, less fees and expenses of the non-interested Trustees (including counsel fees).

                For the fiscal year ended June 30, 1996, total operating expenses (excluding Rule 12b-1 fees) of each Class of the Fund were .50% of the Fund's average daily net assets.

                In addition, Class A, B and C shares are subject to certain distribution and shareholder servicing fees. See "Distribution Plans (Class A Plan and Class B and Class C Plans)."

                Dreyfus may pay the Distributor for shareholder services from Dreyfus' own assets, including past profits but not including the management fee paid by the Fund. The Distributor may use part or all of such payments to pay Service Agents in respect of these services.

                In allocating brokerage transactions for the Fund, Dreyfus seeks to obtain the best execution of orders at the most favorable net price. Subject to this determination, Dreyfus may consider, among other things, the receipt of research services and/or the sale of shares of the Fund or other funds managed, administered or advised by Dreyfus as factors in the selection of broker-dealers to execute portfolio transactions for the Fund. See "Portfolio Transactions" in the SAI.

                Dreyfus is authorized to allocate purchase and sale orders for portfolio securities to certain financial institutions, including, in the case of agency transactions, financial institutions that are affiliated with Dreyfus or Mellon Bank or that have sold shares of the Fund, if Dreyfus believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms. From time to time, to the extent consistent with its investment objective, policies and restrictions, the Fund may invest in securities of companies with which Mellon Bank has a lending relationship.

                DISTRIBUTOR -- The Distributor is located at 60 State Street, Boston, Massachusetts 02109. The Distributor is a wholly-owned subsidiary of FDI Distribution Services, Inc., a provider of mutual fund administration services, which in turn is a wholly-owned subsidiary of FDI Holdings, Inc., the parent company of which is Boston Institutional Group, Inc.

                                    Page 16


                CUSTODIAN; TRANSFER AND DIVIDEND DISBURSING AGENT; AND SUB-ADMINISTRATOR--Mellon Bank (One Mellon Bank Center, Pittsburgh, Pennsylvania 15258) is the Fund's custodian. Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, is located at One American Express Plaza, Providence, Rhode Island 02903, and serves as the Fund's Transfer and Dividend Disbursing Agent (the "Transfer Agent"). The Distributor serves as the Fund's sub-administrator and, pursuant to a Sub-Administration Agreement, provides various administrative and corporate secretarial services to the Fund.

HOW TO BUY FUND SHARES
                GENERAL -- Class A shares, Class B shares and Class C shares may be purchased only by clients of Service Agents, except that full-time or part-time employees or directors of Dreyfus or any of its affiliates or subsidiaries, Board members of a fund advised by Dreyfus, including members of the Company's Board, or the spouse or minor child of any of the foregoing may purchase Class A shares directly through the Distributor.
                Class R shares are sold primarily to Banks acting on behalf of customers having a qualified trust or investment account or relationship at such institution, or to customers who have received and hold shares of the Fund distributed to them by virtue of such an account or relationship. In addition, holders of Class R shares of the Fund who have held their shares since April 4, 1994, may continue to purchase Class R shares of the Fund, whether or not they otherwise would be eligible to do so. Institutions effecting transactions in Class R shares for the accounts of their clients may charge their clients direct fees in connection with such transactions.
                When purchasing Fund shares, you must specify which Class is being purchased. Stock certificates are issued only upon your written request. No certificates are issued for fractional shares. The Fund reserves the right to reject any purchase order.
                Service Agents may receive different levels of compensation for selling different Classes of shares. Management understands that some Service Agents may impose certain conditions on their clients which are different from those described in this Prospectus, and, to the extent permitted by applicable regulatory authority, may charge their clients direct fees which would be in addition to any amounts which might be received under the Distribution and Service Plans. Each Service Agent has agreed to transmit to its clients a schedule of such fees. You should consult your Service Agent in this regard.
                The minimum initial investment is $1,000. Subsequent investments must be at least $100. The initial investment must be accompanied by the Fund's Account Application.

                You may purchase Fund shares by check or wire, or through the TELETRANSFER Privilege described below. Checks should be made payable to "Premier Limited Term Municipal Fund". Payments to open new accounts which are mailed should be sent to Premier Limited Term Municipal Fund, P.O. Box 6587, Providence, Rhode Island 02940-6587, together with your Account Application indicating which Class of shares is being purchased. For subsequent investments, your Fund account number should appear on the check and an investment slip should be enclosed and sent to Premier Limited Term Municipal Fund, P.O. Box 6587, Providence, Rhode Island 02940-6587. Neither initial nor subsequent investments should be made by third party check.


                Wire payments may be made if your bank account is in a commercial bank that is a member of the Federal Reserve System or any other bank having a correspondent bank in New York City. Immediately available funds may be transmitted by wire to Boston Safe Deposit & Trust Company, DDA# 044350/Premier Limited Term Municipal Fund and applicable class for purchase of Fund shares in your name.

                The wire must include your Fund account number (for new accounts, your Taxpayer Identification Number ("TIN") should be included instead), account registration and dealer
                                    Page 17

    number, if applicable. If your initial purchase of Fund shares is by wire, you should call 1-800-645-6561 after completing your wire payment in order to obtain your Fund account number. Please include your Fund account number on the Fund's Account Application and promptly mail the Account Application to the Fund, as no redemptions will be permitted until the Account Application is received. You may obtain further information about remitting funds in this manner from your bank. All payments should be made in U.S. dollars and, to avoid fees and delays, should be drawn only on U.S. banks. A charge will be imposed if any check used for investment in your account does not clear. The Fund makes available to certain large institutions the ability to issue purchase instructions through compatible computer facilities.
                Subsequent investments also may be made by electronic transfer of funds from an account maintained in a bank or other domestic financial institution that is an ACH member. You must direct the institution to transmit immediately available funds through the ACH
    System to Boston Safe Deposit & Trust Company with instructions to credit your Fund account. The instructions must specify your Fund account registration and Fund account number PRECEDED BY THE DIGITS "4310" for Class A shares, "4320" for Class B shares, "4330" for Class C shares and "4940" for Class R shares.
                Federal regulations require that you provide a certified TIN upon opening or reopening an account. See "Dividends, Other Distributions and Taxes" and the Fund's Account Application for further information concerning this requirement. Failure to furnish a certified TIN to the Fund could subject you to a $50 penalty imposed by the Internal Revenue Service (the "IRS").

                NET ASSET VALUE PER SHARE ("NAV")--An investment portfolio's NAV refers to the worth of one share. The NAV for shares of each Class of the Fund is computed by adding, with respect to such Class of shares, the value of the Fund's investments, cash, and other assets attributable to that Class, deducting liabilities of the Class and dividing the result by the number of shares of that Class outstanding. Shares of each Class of the Fund are offered on a continuous basis. For purposes of determining NAV for the Fund, bonds are valued by an independent pricing service approved by the Company's Board of Trustees at fair value as determined by the pricing service. See "Determination of Net Asset Value" in the SAI.


                Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

                Orders for the purchase of Fund shares received by dealers by the close of trading on the floor of the New York Stock Exchange ("NYSE") on any business day and transmitted to the Distributor or its designee by the close of its business day (normally 5:15 p.m., New York time) will be based on the public offering price per share determined as of the close of trading on the floor of the NYSE on that day. Otherwise, the orders will be based on the next determined public offering price. It is the dealers' responsibility to transmit orders so that they will be received by the Distributor or its designee before the close of its business day.

                NAV is determined on each day that the NYSE is open (a "business day"), as of the close of business of the regular session of the NYSE (usually 4 p.m. Eastern Time). For purposes of determining NAV, options and futures contracts will be valued 15 months after the close of trading on the floor of the NYSE. Investments and requests to exchange or redeem shares received by the Fund in proper form before such close of business are effective on, and will receive the price determined on, that day. Investment, exchange and redemption requests received after such close of business are generally effective on and receive the share price determined on the next business day.

                                    Page 18

                CLASS A SHARES -- The public offering price of Class A shares is the NAV per share of that Class plus a sales load as shown below:
                                                        Total Sales Load
                                          ----------------------------------------------
                                              As a % of                    As a % of              Dealers' Reallowance
                                            Offering Price              Net Asset Value                 as a % of
        Amount of Transaction                 Per Share                    Per Share                 Offering Price
        -----------------------           ----------------              ----------------        --------------------------
        Less than $100,000........              3.00                           3.10                         2.75
        $100,000 to less than $250,000          2.75                           2.80                         2.50
        $250,000 to less than $500,000          2.25                           2.30                         2.00
        $500,000 to less than $1,000,000        2.00                           2.00                         1.75

                There is no initial sales charge on purchases of $1,000,000 or more of Class A shares. However, if you purchase Class A shares without an initial sales charge as part of an investment of at least $1,000,000 and redeem all or a portion of those shares within one year after purchase, a CDSC of 1.00% will be imposed at the time of redemption. The terms contained in the sections of the Fund's Prospectus entitled "How to Redeem Fund Shares _ Contingent Deferred Sales Charge _ Class B" (other than the amount of the CDSC and its time periods) and "How to Redeem Fund Shares -- Waiver of CDSC" are applicable to the Class A shares subject to a CDSC. Letter of Intent and Right of Accumulation apply to such purchases of Class A shares.

                Full-time employees of NASD member firms and full-time employees of other financial institutions which have entered into an agreement with the Distributor pertaining to the sale of Fund shares (or which otherwise have a brokerage related or clearing arrangement with an NASD member firm or financial institution with respect to the sale of such shares) may purchase Class A shares for themselves directly or pursuant to an employee benefit plan or other program, or for their spouses or minor children, at net asset value, provided that they have furnished the Distributor with such information as it may request from time to time in order to verify eligibility for this Privilege. This Privilege also applies to full-time employees of financial institutions affiliated with NASD member firms whose full-time employees are eligible to purchase Class A shares at net asset value. In addition, Class A shares are offered at net asset value to full-time or part-time employees or directors of Dreyfus or any of its affiliates or subsidiaries, Board members of a fund advised by Dreyfus, including members of the Company's Board, or the spouse or minor child of any of the foregoing.
                Holders of Class A accounts of the Fund as of December 28, 1994 may continue to purchase Class A shares of the Fund at NAV. However, investments by such holders in other funds advised by Dreyfus will be subject to the applicable front end sales load.
                Class A shares may be purchased at NAV through certain broker-dealers and other financial institutions which have entered into an agreement with the Distributor, which includes a requirement that such shares be sold for the benefit of clients participating in a "wrap account" or a similar program under which such clients pay a fee to such broker-dealer or other financial institution.

                Class A shares also may be purchased at NAV, subject to appropriate documentation, through a broker-dealer or other financial institution with the proceeds from the redemption of shares of a registered open-end management investment company not managed by Dreyfus or its affiliates. The purchase of Class A shares of the Fund must be made within 60 days of such redemption and the shareholder must have either (i) paid an initial sales charge or a contingent deferred sales charge or (ii) been obligated to pay at any time during the holding period, but did not actually pay on redemption, a deferred sales charge with respect to such redeemed shares.

                                    Page 19

                Class A shares also may be purchased at NAV, subject to appropriate documentation, by (i) qualified separate accounts maintained by an insurance company pursuant to the laws of any State or territory of the United States, (ii) a State, county or city or instrumentality thereof, (iii) a charitable organization (as defined in Section 501(c)(3) of the Code) investing $50,000 or more in Fund shares, and (iv) a charitable remainder trust (as defined in Section 501(c)(3) of the Code).
                The dealer reallowance may be changed from time to time but will remain the same for all dealers. The Distributor, at its expense, may provide additional promotional incentives to dealers that sell shares of funds advised by Dreyfus which are sold with a sales load, such as Class A shares. In some instances, those incentives may be offered only to certain dealers who have sold or may sell significant amounts of shares. Dealers receive a larger percentage of the sales load from the Distributor than they receive for selling most other funds.
                CLASS B SHARES--The public offering price for Class B shares is the NAV of that Class. No initial sales charge is imposed at the time of purchase. A CDSC is imposed, however, on certain redemptions of Class B shares as described under "How to Redeem Fund Shares." The Distributor compensates certain Service Agents for selling Class B shares at the time of purchase from the Distributor's own assets. The proceeds of the CDSC and the distribution fee, in part, are used to defray these expenses.
                CLASS C SHARES--The public offering price for Class C shares is the NAV of that Class. No initial sales charge is imposed, however, at the time of purchase. A CDSC is imposed however, on redemptions of Class C shares made within the first year of purchase. See "Class B shares" above and "How to Redeem Fund Shares."
                CLASS R SHARES--The public offering price for Class R shares is the NAV of that Class.
                RIGHT OF ACCUMULATION--CLASS A SHARES--Reduced sales loads apply to any purchase of Class A shares, shares of other funds in the Premier Family of Funds, shares of certain other funds advised by Dreyfus which are sold with a sales load and shares acquired by a previous exchange of such shares (hereinafter referred to as "Eligible Funds"), by you and any related "purchaser" as defined in the SAI, where the aggregate investment, including such purchase, is $100,000 or more. If, for example, you previously purchased and still hold Class A shares, or shares of any other Eligible Fund or combination thereof, with an aggregate current market value of $80,000 and subsequently purchase Class A shares or shares of an Eligible Fund having a current value of $40,000, the sales load applicable to the subsequent purchase would be reduced to 2.75% of the offering price. All present holdings of Eligible Funds may be combined to determine the current offering price of the aggregate investment in ascertaining the sales load applicable to each subsequent purchase.
                To qualify for reduced sales loads, at the time of purchase you or your Service Agent must notify the Distributor if orders are made by wire, or the Transfer Agent if orders are made by mail. The reduced sales load is subject to confirmation of your holdings through a check of appropriate records.
                TELETRANSFER PRIVILEGE -- You may purchase Fund shares (minimum $500 and maximum $150,000 per day) by telephone if you have checked the appropriate box and supplied the necessary information on the Fund's Account Application or have a filed Shareholder Services Form with the Transfer Agent. The proceeds will be transferred between the bank account designated in one of these documents and your Fund account. Only a bank account maintained in a domestic financial institution which is an ACH member may be so designated. The Fund may modify or terminate this privilege at any time or charge a service fee upon notice to shareholders. No such fee currently is contemplated.
                If you have selected the TELETRANSFER Privilege, you may request a TELETRANSFER purchase of Fund shares by telephoning 1-800-645-6561 or, if calling from overseas, call 516-794-5452.
                                    Page 20

SHAREHOLDER SERVICES
                The services and privileges described under this heading may not be available to clients of certain Service Agents and some Service Agents may impose certain conditions on their clients which are different from those described in this Prospectus. You should consult your Service Agent in this regard.
        FUND EXCHANGES
                You may purchase, in exchange for shares of a Class, shares of the same class of certain other funds managed or administered by Dreyfus, to the extent such shares are offered for sale in your state of residence. These funds have different investment objectives which may be of interest to you. If you desire to use this service, please call 1-800-645-6561 to determine if it is available and whether any conditions are imposed on its use.

                To request an exchange, your Service Agent acting on your behalf must give exchange instructions to the Transfer Agent in writing or by telephone. Before any exchange, you must obtain and should review a copy of the current prospectus of the fund into which the exchange is being made. Prospectuses may be obtained by calling 1-800-645-6561. The shares being exchanged must have a current value of at least $500; furthermore, when establishing a new account by exchange, the shares being exchanged must have a value of at least the minimum initial investment required for the fund into which the exchange is being made. The ability to issue exchange instructions by telephone is given to all Fund shareholders automatically, unless you check the relevant "NO" box on the Account Application, indicating that you specifically refuse this Privilege. The Telephone Exchange Privilege may be established for an existing account by written request, signed by all shareholders on the account, by a Separate Shareholder Services Form, available by calling 1-800-645-6561 or, by oral request from any of the authorized signatories on the account, also by calling 1-800-645-6561. If you previously have established the Telephone Exchange Privilege, you may telephone exchange instructions (including over The Dreyfus TouchRegistration Mark Automated Telephone System) by calling 1-800-645-6561. If calling from overseas, call 516-794-5452. See "How to Redeem Fund Shares_Procedures." Upon an exchange, the following shareholder services and privileges, as applicable and where available, will be automatically carried over to the fund into which the exchange is made: Telephone Exchange Privilege, TELETRANSFER Privilege and the dividends and distributions payment option (except for Dividend Sweep) selected by the investor.

                Shares will be exchanged at the next determined NAV; however, a sales load may be charged with respect to exchanges of Class A shares into funds sold with a sales load. No CDSC will be imposed on Class B or C shares at the time of an exchange; however, Class B or C shares acquired through an exchange will be subject to the higher CDSC applicable to the exchanged or acquired shares. The CDSC applicable on redemption of the acquired Class B or C shares will be calculated from the date of the initial purchase of the Class B or C shares exchanged, as the case may be. If you are exchanging Class A shares into a fund that charges a sales load, you may qualify for share prices which do not include the sales load or which reflect a reduced sales load, if the shares of the fund from which you are exchanging were: (a) purchased with a sales load, (b) acquired by a previous exchange from shares purchased with a sales load, or (c) acquired through reinvestment of dividends or other distributions paid with respect to the foregoing categories of shares. To qualify, at the time of the exchange your Service Agent must notify the Distributor. Any such qualification is subject to confirmation of your holdings through a check of appropriate records. See "Shareholder Services" in the SAI. No fees currently are charged shareholders directly in connection with exchanges, although the Fund reserves the right, upon not less than 60 days' written notice, to charge shareholders a nominal fee in accordance with rules promulgated by the SEC. The Fund reserves the right to reject any exchange request in
                                    Page 21

    whole or in part. The availability of fund exchanges may be modified or terminated at any time upon notice to shareholders.
                The exchange of shares of one fund for shares of another is treated for Federal income tax purposes as a sale of the shares given in exchange by the shareholder and, therefore, an exchanging shareholder may realize a taxable gain or loss.
        AUTO-EXCHANGE PRIVILEGE
                Auto-Exchange Privilege enables you to invest regularly (on a semi-monthly, monthly, quarterly or annual basis), in exchange for shares of the Fund, in shares of the same class of other funds in the Premier Family of Funds or certain other funds in the Dreyfus Family of Funds of which you are currently an investor. The amount you designate, which can be expressed either in terms of a specific dollar or share amount ($100 minimum), will be exchanged automatically on the first and/or fifteenth day of the month according to the schedule you have selected. Shares will be exchanged at the then-current NAV; however, a sales load may be charged with respect to exchanges of Class A shares into funds sold with a sales load. No CDSC will be imposed on Class B or C shares at the time of an exchange; however, Class B or C shares acquired through an exchange will be subject to the higher CDSC applicable to the exchanged or acquired shares. The CDSC applicable on redemption of the acquired Class
    B or C shares will be calculated from the date of the initial purchase of the Class B or C shares exchanged, as the case may be. See "Shareholder Services" in the SAI. The right to exercise this Privilege may be modified or canceled by the Fund or the Transfer Agent. You may modify or cancel your exercise of this Privilege at any time by mailing written notification to Premier Limited Term Municipal Fund, P.O. Box 6587, Providence, Rhode Island 02940-6587. The Fund may charge a service fee for the use of this Privilege. No such fee currently is contemplated. The exchange of shares of one fund for shares of another is treated for Federal income tax purposes as a sale of the shares given in exchange by the shareholder and, therefore, an exchanging shareholder may realize a taxable gain or loss. For more information concerning this Privilege and the funds in the Premier Family of Funds or the Dreyfus Family of Funds eligible to participate in this privilege, or to obtain an Auto-Exchange Authorization Form, please call toll free 1-800-645-6561.
        DREYFUS-AUTOMATIC ASSET BUILDERRegistration Mark
                Dreyfus-AUTOMATIC Asset Builder permits you to purchase Fund shares (minimum of $100 and maximum of $150,000 per transaction) at regular intervals selected by you. Fund shares are purchased by transferring funds from the bank account designated by you. At your option, the bank account designated by you will be debited in the specified amount, and Fund shares will be purchased, once a month, on either the first or fifteenth day, or twice a month, on both days. Only an account maintained at a domestic financial institution which is an ACH member may be so designated. To establish a Dreyfus-AUTOMATIC Asset Builder account, you must file an authorization form with the Transfer Agent. You may obtain the necessary authorization form by calling 1-800-645-6561. You may cancel your participation in this Privilege or change the amount of purchase at any time by mailing written notification to Premier Limited Term Municipal Fund, P.O. Box 6587, Providence, Rhode Island 02940-6587, and the notification will be effective three business days following receipt. The Fund may modify or terminate this privilege at any time or charge a service fee. No such fee currently is contemplated.
        DIVIDEND OPTIONS

                Dividend Sweep enables you to invest automatically dividends or dividends and other distributions, if any, paid by the Fund in shares of the same class of another fund in the Premier Family of Funds or certain of the Dreyfus Family of Funds of which you are an investor. Shares
                                    Page 22

    of the other fund will be purchased at the then-current net asset value; however, a sales load may be charged with respect to investments in shares of a fund sold with a sales load. If you are investing in a fund that charges a sales load, you may qualify for share prices which do not include the sales load or which reflect a reduced sales load. If you are investing in a fund or class that charges a CDSC, the shares purchased will be subject on redemption to the CDSC, if any, applicable to the purchased shares. See "Shareholder Services" in the SAI. Dividend ACH permits you to transfer electronically on the payment date dividends or dividends and other distributions, if any, from the Fund to a designated bank account. Only an account maintained at a domestic financial institution which is an ACH member may be so designated. Banks may charge a fee for this service.

                For more information concerning these Privileges, or to request a Dividend Options Form, please call toll free 1-800-645-6561.
    You may cancel these Privileges by mailing written notification to Premier Limited Term Municipal Fund, P.O. Box 6587, Providence, Rhode Island 02940-6587. To select a new fund after cancellation, you must submit a new Dividend Options Form. Enrollment in or cancellation of these Privileges is effective three business days following receipt.
    These Privileges are available only for existing accounts and may not be used to open new accounts. Minimum subsequent investments do not apply for Dividend Sweep. The Fund may modify or terminate these Privileges at any time or charge a service fee. No such fee currently is contemplated.
        GOVERNMENT DIRECT DEPOSIT PRIVILEGE
                Government Direct Deposit Privilege enables you to purchase Fund shares (minimum of $100 and maximum of $50,000 per transaction) by having Federal salary, Social Security, or certain veterans', military or other payments from the Federal government automatically deposited into your Fund account. You may deposit as much of such payments as you elect. You should consider whether Direct Deposit of your entire payment into a fund with fluctuating NAV, such as the Fund, may be appropriate for you. To enroll in Government Direct Deposit, you must file with the Transfer Agent a completed Direct Deposit Sign-Up Form for each type of payment that you desire to include in this Privilege. The appropriate form may be obtained by calling 1-800-645-6561. Death or legal incapacity will terminate your participation in this Privilege. You may elect at any time to terminate your participation by notifying in writing the appropriate Federal agency. Further, the Fund may terminate your participation upon 30 days' notice to you.
        AUTOMATIC WITHDRAWAL PLAN
                The Automatic Withdrawal Plan permits you to request withdrawal of a specified dollar amount (minimum of $50) on either a monthly or quarterly basis if you have a $5,000 minimum account.
                An application for the Automatic Withdrawal Plan can be obtained by calling 1-800-645-6561. The Automatic Withdrawal Plan may be ended at any time by the shareholder, the Fund or the Transfer Agent. Shares for which certificates have been issued may not be redeemed through the Automatic Withdrawal Plan.
                Shares withdrawn pursuant to the Automatic Withdrawal Plan will be subject to any applicable CDSC. Purchases of additional Class A shares where the sales load is imposed concurrently with withdrawals of Class A shares generally are undesirable.
        LETTER OF INTENT--CLASS A SHARES
                By signing a Letter of Intent form, available from the Distributor, you become eligible for the reduced sales load applicable to the total number of Eligible Fund shares purchased in a 13-month period pursuant to the terms and conditions set forth in the Letter of Intent. A minimum initial
                                    Page 23

    purchase of $5,000 is required. To compute the applicable sales load, the offering price of shares you hold (on the date of submission of the Letter of Intent) in any Eligible Fund that may be used toward "Right of Accumulation" benefits described above may be used as a credit toward completion of the Letter of Intent. However, the reduced sales load will be applied only to new purchases.
                The Transfer Agent will hold in escrow 5% of the amount indicated in the Letter of Intent for payment of a higher sales load if you do not purchase the full amount indicated in the Letter of Intent.
    The escrow will be released when you fulfill the terms of the Letter of Intent by purchasing the specified amount. If your purchases qualify for a further sales load reduction, the sales load will be adjusted to reflect your total purchase at the end of 13 months. If total purchases are less than the amount specified, you will be requested to remit an amount equal to the difference between the sales load actually paid and the sales load applicable to the aggregate purchases actually made. If such remittance is not received within 20 days, the Transfer Agent, as attorney-in-fact pursuant to the terms of the Letter of Intent, will redeem an appropriate number of Class A shares of the Fund held in escrow to realize the difference. Signing a Letter of Intent does not bind you to purchase, or the Fund to sell, the full amount indicated at the sales load in effect at the time of signing, but you must complete the intended purchase to obtain the reduced sales load. At the time you purchase Class A shares, you must indicate your intention to do so under a Letter of Intent.
HOW TO REDEEM FUND SHARES
                GENERAL -- You may request redemption of your shares at any time. Redemption requests should be transmitted to the Transfer Agent as described below. When a request is received in proper form, the Fund will redeem the shares at the next determined NAV as described below. If you hold Fund shares of more than one Class, any request for redemption must specify the Class of shares being redeemed. If you fail to specify the Class of shares to be redeemed or if you own fewer shares of the Class than specified to be redeemed, the redemption request may be delayed until the Transfer Agent receives further instructions from you or your Service Agent.

                The Fund imposes no charges (other than any applicable CDSC) when shares are redeemed. Service Agents or other institutions may charge their clients a nominal fee for effecting redemptions of Fund shares. Any certificates representing Fund shares being redeemed must be submitted with the redemption request. The value of the shares redeemed may be more or less than their original cost, depending upon the Fund's then-current net asset value.


                The Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the SEC. HOWEVER, IF YOU HAVE PURCHASED FUND SHARES BY CHECK, BY THE TELETRANSFER PRIVILEGE OR THROUGH DREYFUS-AUTOMATIC ASSET BUILDER AND SUBSEQUENTLY SUBMIT A WRITTEN REDEMPTION REQUEST TO THE TRANSFER AGENT, THE REDEMPTION PROCEEDS WILL BE TRANSMITTED TO YOU PROMPTLY UPON BANK CLEARANCE OF YOUR PURCHASE CHECK, TELETRANSFER PURCHASE OR DREYFUS-AUTOMATIC ASSET BUILDER ORDER, WHICH MAY TAKE UP TO EIGHT BUSINESS DAYS OR MORE. IN ADDITION, THE FUND WILL REJECT REQUESTS TO REDEEM SHARES BY WIRE OR TELEPHONE OR PURSUANT TO THE TELETRANSFER PRIVILEGE FOR A PERIOD OF EIGHT BUSINESS DAYS AFTER RECEIPT BY THE TRANSFER AGENT OF THE PURCHASE CHECK, THE TELETRANSFER PURCHASE OR THE DREYFUS-AUTOMATIC ASSET BUILDER ORDER AGAINST WHICH SUCH REDEMPTION IS REQUESTED. THESE PROCEDURES WILL NOT APPLY IF YOUR SHARES WERE PURCHASED BY WIRE PAYMENT, OR IF YOU OTHERWISE HAVE A SUFFICIENT COLLECTED BALANCE IN YOUR ACCOUNT TO COVER THE REDEMPTION REQUEST. PRIOR TO THE TIME ANY REDEMPTION IS EFFECTIVE, DIVIDENDS ON SUCH SHARES WILL ACCRUE AND BE PAYABLE, AND YOU WILL BE ENTITLED TO EXERCISE ALL OTHER RIGHTS OF BENEFICIAL OWNERSHIP. Fund shares will not be redeemed until the Transfer Agent has received your Account Application.

                                    Page 24

                The Fund reserves the right to redeem your account at its option upon not less than 45 days' written notice if the NAV of your account is $500 or less and remains so during the notice period.

                CONTINGENT DEFERRED SALES CHARGE--CLASS B SHARES--A CDSC payable to the Distributor is imposed on any redemption of Class B shares may reduce the current NAV of your Class B shares to an amount which is lower than the dollar amount of all payments by you for the purchase of Class B shares of the Fund held by you at the time of redemption. No CDSC will be imposed to the extent that the NAV of the Class B shares redeemed does not exceed (i) the current NAV of Class B shares acquired through reinvestment of dividends or other distributions, plus (ii) increases in the NAV of your Class B shares above the dollar amount of all your payments for the purchase of Class B shares held by you at the time of redemption.

                If the aggregate value of Class B shares redeemed has declined below their original cost as a result of the Fund's performance, a CDSC may be applied to the then-current net asset value rather than the purchase price.
                In circumstances where the CDSC is imposed, the amount of the charge will depend on the number of years from the time you purchased the Class B shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of Class B shares, all payments during a month will be aggregated and deemed to have been made on the first day of the month. The following table sets forth the rates of the CDSC:

        Year Since                                                  CDSC as a % of Amount
        Purchase Payment                                           Invested or Redemption
        Was Made                                                          Proceeds
        -----------------                                          ------------------------
        First....................................................          3.00
        Second...................................................          3.00
        Third....................................................          2.00
        Fourth...................................................          2.00
        Fifth....................................................          1.00
        Sixth....................................................          0.00

                In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and other distributions; then of amounts representing the increase in NAV of Class B shares above the total amount of payments for the purchase of Class B shares made during the preceding five years; then of amounts representing the cost of shares purchased five years prior to the redemption; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable five-year period.
                For example, assume an investor purchased 100 shares at $10 share for a cost of $1,000. Subsequently, the shareholder acquired five additional shares through dividend reinvestment. During the second year after the purchase the investor decided to redeem $500 of his or her investment. Assuming at the time of the redemption the NAV had appreciated to $12 per share, the value of the investor's shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 3% (the applicable rate in the second year after purchase) for a total CDSC of $7.20.
                CONTINGENT DEFERRED SALES CHARGE--CLASS C SHARES--A CDSC of .75% payable to the Distributor is imposed on any redemption of Class C shares within one year of the date of purchase. The basis for calculating the payment of any such CDSC will be the method used
                                    Page 25

    in calculating the CDSC for Class B shares. See "Contingent Deferred Sales Charge_Class B shares" above.

                WAIVER OF CDSC--The CDSC applicable to Class B and Class C shares will be waived in connection with (a) redemptions made within one year after the death or disability, as defined in Section 72(m)(7) of the Code, of the shareholder, (b) redemptions as a result of a combination of any investment company with the Fund by merger, acquisition of assets or otherwise, and (c) redemptions by such shareholders as the SEC or its staff may permit. If the Company's Board of Trustees determine to discontinue the waiver of the CDSC, the disclosure in the Fund's prospectus will be revised appropriately. Any Fund shares subject to a CDSC which were purchased prior to the termination of such waiver will have the CDSC waived as provided in the Fund's prospectus at the time of the purchase of such shares.

                To qualify for a waiver of the CDSC, at the time of redemption you must notify the Transfer Agent or your Service Agent must notify the Distributor. Any such qualification is subject to confirmation of your entitlement.
                PROCEDURES--You may redeem Fund shares by using the regular redemption procedure through the Transfer Agent, through the TELETRANSFER Privilege or, if you are a client of a Selected Dealer, through the Selected Dealer. If you have given your Service Agent authority to instruct the Transfer Agent to redeem shares and to credit the proceeds of such redemptions to a designated account at your Service Agent, you may redeem shares only in this manner and in accordance with the regular redemption procedure described below. If you wish to use the other redemption methods described below, you must arrange with your Service Agent for delivery of the required application(s) to the Transfer Agent. Other redemption procedures may be in effect for clients of certain Service Agents and institutions. The Fund makes available to certain large institutions the ability to issue redemption instructions through compatible computer facilities.

                You may redeem or exchange Fund shares by telephone if you have checked the appropriate box on the Fund's Account Application or have filed a Shareholder Services Form with the Transfer Agent. If you select the TELETRANSFER Privilege or telephone exchange privilege (which is granted automatically unless you refuse it), you authorize the Transfer Agent to act on telephone instructions (including over The Dreyfus TouchRegistration Mark Automated Telephone System) from any person representing himself or herself to be you, or a representative of your Service Agent, and reasonably believed by the Transfer Agent to be genuine. The Fund will require the Transfer Agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if it does not follow such procedures, the Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions. Neither the Fund nor the Transfer Agent will be liable for following telephone instructions reasonably believed to be genuine.

                During times of drastic economic or market conditions, you may experience difficulty in contacting the Transfer Agent by telephone to request a TELETRANSFER redemption or an exchange of Fund shares. In such cases, you should consider using the other redemption procedures described herein. Use of these other redemption procedures may result in your redemption request being processed at a later time than it would have been if TELETRANSFER redemption had been used. During the delay, the Fund's NAV may fluctuate.

                REGULAR REDEMPTION. Under the regular redemption procedure, you may redeem shares by written request mailed to Premier Limited Term Municipal Fund, P.O. Box 6587, Providence, Rhode Island 02940-6587. Redemption requests must be signed by each shareholder, including each owner of a joint account, and each signature must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securi-
                                    Page 26

    ties exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP"), and the Stock Exchanges Medallion Program. For more information with respect to signature-guarantees, please contact your Service Agent or call the telephone number listed on the cover of this Prospectus.

                Redemption proceeds of at least $1,000 will be wired to any member bank of the Federal Reserve System in accordance with a written signature-guaranteed request.
                TELETRANSFER PRIVILEGE. You may redeem Fund shares (minimum $500 per day) by telephone if you have checked the appropriate box and supplied the necessary information on the Fund's Account Application or have filed a Shareholder Services Form with the Transfer Agent. The proceeds will be transferred between your Fund account and the bank account designated in one of these documents. Only such an account maintained in a domestic financial institution which is an ACH member may be so designated. Redemption proceeds will be on deposit in your account at an ACH member bank ordinarily two days after receipt of the redemption request or, at your request, paid by check (maximum $150,000 per day) and mailed to your address. Holders of jointly registered Fund or bank accounts may redeem through the TELETRANSFER Privilege for transfer to their bank account only up to $250,000 within any 30-day period. The Fund reserves the right to refuse any request made by telephone, including requests made shortly after a change of address, and may limit the amount involved or the number of such requests. The Fund may modify or terminate this privilege at any time or charge a service fee upon notice to shareholders. No such fee currently is contemplated.

                If you have selected the TELETRANSFER Privilege, you may request a TELETRANSFER redemption of Fund shares by telephoning 1-800-645-6561 or, if calling from overseas, 516-794-5452. Shares issued in certificate form are not eligible for this Privilege.

                REDEMPTION THROUGH A SELECTED DEALER. If you are a customer of a Selected Dealer, you may make redemption requests to your Selected Dealer. If the Selected Dealer transmits the redemption request so that it is received by the Transfer Agent prior to the close of trading on the floor of the NYSE (currently 4:00 p.m., New York time), the redemption request will be effective on that day. If a redemption request is received by the Transfer Agent after the close of trading on the floor of the NYSE, the redemption request will be effective on the next business day. It is the responsibility of the Selected Dealer to transmit a request so that it is received in a timely manner. The proceeds of the redemption are credited to your account with the Selected Dealer. See "How to Buy Fund Shares" for a discussion of additional conditions or fees that may be imposed upon redemption.

                In addition, the Distributor or its designee will accept orders from Selected Dealers with which the Distributor has sales agreements for the repurchase of shares held by shareholders. Repurchase orders received by dealers by the close of trading on the floor of the NYSE on any business day and transmitted to the Distributor or its designee prior to the close of its business day (normally 5:15 p.m., New York time) are effected at the price determined as of the close of trading on the floor of the NYSE on that day. Otherwise, the shares will be redeemed at the next determined net asset value. It is the responsibility of the Selected Dealer to transmit orders on a timely basis. The Selected Dealer may charge the shareholder a fee for executing the order. This repurchase arrangement is discretionary and may be withdrawn at any time.

                REINVESTMENT PRIVILEGE--CLASS A SHARES. Upon written request, you may reinvest up to the number of Class A shares you have redeemed, within 30 days of redemption, at the then-prevailing net asset value without a sales load, or reinstate your account for the purpose of exercising Fund Exchanges. The Reinvestment Privilege may be exercised only once.
                                    Page 27

DISTRIBUTION PLANS
(CLASS A PLAN AND CLASS B AND CLASS C PLANS)

                Class A shares are subject to a Distribution Plan adopted pursuant to Rule 12b-1 under the 1940 Act ("Rule 12b-1"). Class B and C shares are subject to a Distribution Plan and a Service Plan, each adopted pursuant to Rule 12b-1. Potential investors should read this Prospectus in light of the terms governing Agreements with their Service Agents. A Service Agent entitled to receive compensation for selling and servicing the Fund's shares may receive different compensation with respect to one class of shares over another. The Fund and the Distributor may suspend or reduce payments under a Plan at any time, and payments are subject to the continuation of the Fund's Plan and the Agreements described below. From time to time, the Service Agents, the Distributor and the Fund may agree to reduce voluntarily the maximum fees payable under a Plan. See the SAI for more details on the Plans.


                DISTRIBUTION PLAN--CLASS A SHARES--The Class A shares of the Fund bear some of the cost of selling those shares under the Distribution Plan (the "Plan"). The Plan allows the Fund to spend annually up to 0.25% of its average daily net assets attributable to Class A shares to compensate Dreyfus Service Corporation, an affiliate of Dreyfus, for shareholder servicing activities and the Distributor for shareholder servicing activities and for activities or expenses primarily intended to result in the sale of Class A shares of the Fund. The Plan allows the Distributor to make payments from the Rule 12b-1 fees it collects from the Fund to compensate Service Agents that have entered into Agreements with the Distributor. Under the Agreements, the Service Agents are obligated to provide distribution related services with regard to the Fund and/or shareholder services to the Service Agent's clients that own Class A shares of the Fund.


                DISTRIBUTION AND SERVICE PLANS--CLASS B AND C. Under a Distribution Plan adopted pursuant to Rule 12b-1, the Fund pays the Distributor for distributing the Fund's Class B and C shares at an aggregate annual rate of .50 of 1% of the value of the average daily net assets of Class B and C. Under a Service Plan adopted pursuant to Rule 12b-1, the Fund pays Dreyfus Service Corporation or the Distributor for the provision of certain services to the holders of Class B and C shares a fee at the annual rate of .25 of 1% of the value of the average daily net assets of Class B and C. The Distributor may pay one or more Service Agents for providing such services for these Classes of shares. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and providing services related to the maintenance of such shareholder accounts. With regard to such services, each Service Agent is required to disclose to its clients any compensation payable to it by the Fund and any other compensation payable by their clients in connection with the investment of their assets in Class B and C shares. The Distributor determines the amounts, if any, to be paid to Service Agents under the Service Plan and the basis on which such payments are made. The fees payable under the Distribution and Service Plans are payable without regard to actual expenses incurred.

DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES

                The Fund declares daily and pays dividends monthly from its net investment income, if any, and distributes any net realized capital gains on an annual basis, but it may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act. The Fund will not make distributions from net realized capital gains unless all capital loss carryovers, if any, have been utilized or have expired. All expenses are accrued daily and deducted before declaration of dividends to investors. Shares purchased on a day on which the Fund calculates its NAV will begin
                                    Page 28

    to accrue dividends on that day, and redemption orders effected on any particular day will receive dividends declared only through the business day prior to the day of redemption. Dividends paid by each Class are calculated at the same time and in the same manner and are in the same amount, except that the expenses attributable solely to a particular Class will be borne exclusively by that Class. Class B and C shares will receive lower per share dividends than Class A shares which will receive lower per share dividends than Class R shares, because of the higher expenses borne by the relevant Class. See "Expense Summary."


                Investors may choose whether to receive dividends and other distributions in cash, to receive dividends in cash and reinvest other distributions in additional Fund shares at NAV, or to reinvest both dividends and other distributions in additional Fund shares at NAV.


                It is expected that the Fund will qualify for treatment as a "regulated investment company" under the Code so long as such qualification is in the best interests of its shareholders. Such qualification will relieve the Fund of any liability for Federal income tax to the extent its earnings and realized gains are distributed in accordance with applicable provisions of the Code.


                Dividends derived from taxable investments, together with distributions from net realized short-term capital gains and all or a portion of any gains realized from the sale or other disposition of certain market discount bonds (collectively, "dividend distributions"), paid by the Fund are taxable to U.S. shareholders as ordinary income, to the extent of the Fund's earnings and profits, whether received in cash or reinvested in Fund shares. Distributions from the Fund's net capital gain (the excess of net long-term capital gain over short-term capital loss) are taxable to such shareholders as long-term capital gains, regardless of how long the shareholders have held their Fund shares and whether such distributions are received in cash or reinvested in additional Fund shares. The net capital gain of an individual generally will not be subject to Federal income tax at a rate in excess of 28%. Dividends and other distributions also may be subject to state and local taxes.


                Dividend distributions paid by the Fund to a non-resident foreign investor generally are subject to U.S. withholding tax at the rate of 30%, unless the non-resident foreign investor claims the benefit of a lower rate specified in a tax treaty. Capital gain distributions paid by the Fund to a non-resident foreign investor, as well as the proceeds of any redemptions by such an investor, regardless of the extent to which gain or loss may be realized, generally are not subject to U.S. withholding tax. However, such distributions may be subject to backup withholding, as described below, unless the foreign investor certifies his non-U.S. residency status.


                Notice as to the tax status of your dividends and other distributions will be mailed to you annually. You also will receive periodic summaries of your account which will include information as to dividends and capital gain distributions, if any, paid during the year.

                The Code provides for the "carryover" of some or all of the sales load imposed on Class A shares if (1) an investor redeems those shares or exchanges those shares for shares of another fund advised or administered by Dreyfus within 91 days of purchase and (2) in the case of a redemption, acquires other Fund Class A shares through exercise of the Reinvestment privilege or, in the case of an exchange, such other fund reduces or eliminates its otherwise applicable sales load for the purpose of the exchange. In this case, the amount of the sales load charged the investor for the original Class A shares, up to the amount of the reduction of the sales load pursuant to the Reinvestment Privilege or on the exchange, as the case may be, is not included in the basis of such shares for purposes of computing gain or loss on the redemption or the exchange, and instead is added to the basis of the fund shares received pursuant to the Reinvestment Privilege or the exchange.

                With respect to individual investors, Federal laws and regulations generally require the Fund to withhold ("backup withholding") and remit to the U.S. Treasury 31% of taxable divi-
                                    Page 29

    dends, capital gain distributions and of any redemption proceeds, regardless of the extent to which gain or loss may be realized, paid to a shareholder if the shareholder fails to certify either that the TIN furnished in connection with opening an account is correct or that such shareholder has not received notice from the IRS that the shareholder is subject to backup withholding as a result of a failure to properly report taxable dividend or interest income on a Federal income tax return. Furthermore, the IRS may notify the Fund to institute backup withholding if the IRS determines that shareholder's TIN is incorrect or if that shareholder has failed to properly report taxable dividend and interest income on a Federal income tax return.

                A TIN is either the Social Security number or employer identification number of the record owner of the account. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner of the account and may be claimed as a credit on the record owner's Federal income tax return.
                The Fund may be subject to a non-deductible 4% excise tax, measured with respect to certain undistributed amounts of taxable investment income and capital gains.
                You should consult your tax advisers regarding specific questions as to Federal, state or local taxes.
PERFORMANCE INFORMATION
                For purposes of advertising, performance for each Class may be calculated on the basis of average annual total return and/or total return. These total return figures reflect changes in the price of the shares and assume that any income dividends and/or capital gains distributions made by the Fund during the measuring period were reinvested in shares of the same Class. These figures also take into account any applicable service and distribution fees. As a result, at any given time, the performance of Class B and C should be expected to be lower than that of Class A and the performance of Class A, B and C should be expected to be lower than that of Class R. Performance for each Class will be calculated separately.
                Average annual total return is calculated pursuant to a standardized formula which assumes that an investment was purchased with an initial payment of $1,000 and that the investment was redeemed at the end of a stated period of time, after giving effect to the reinvestment of dividends and other distributions during the period. The return is expressed as a percentage rate which, if applied on a compounded annual basis, would result in the redeemable value of the investment at the end of the period. Advertisements of the Fund's performance will include the Fund's average annual total return for one, five and ten year periods, or for shorter periods depending upon the length of time during which the Fund has operated. Computations of average annual total return for periods of less than one year represent an annualization of the Fund's actual total return for the applicable period.

                Total return is computed on a per share basis and assumes the reinvestment of dividends and other distributions. Total return generally is expressed as a percentage rate which is calculated by combining the income and principal changes for a specified period and dividing by the NAV (or maximum offering price per share in the case of Class A shares) at the beginning of the period. Advertisements may include the percentage rate of total return or may include the value of a hypothetical investment at the end of the period which assumes the application of the percentage rate of total return. Total return also may be calculated by using the NAV at the beginning of the period instead of the maximum offering price per share at the beginning of the period for Class A shares or without giving effect to any applicable CDSC at the end of the period for Class B or C shares. Calculations based on the NAV do not reflect the deduction of the sales load on the Fund's Class A shares, which, if reflected, would reduce the performance quoted.

                                    Page 30


                The Fund may also advertise the yield and tax-equivalent yield on a Class of shares. The Fund's yield is calculated by dividing a Class of shares' annualized net investment income per share during a recent 30-day (or one month) period by the NAV (or maximum public offering price in the case of Class A shares) per Class of such share on the last day of that period. Since yields fluctuate, yield data cannot necessarily be used to compare an investment in a Class of shares with bank deposits, savings accounts, and similar investment alternatives which often provide an agreed-upon or guaranteed fixed yield for a stated period of time. The tax-equivalent yield shows the level of taxable yield needed to produce an after-tax equivalent to the tax-free yield. This is done by measuring a class' yield by the amount necessary to reflect the payment of Federal income tax (and state income tax, if applicable) at a stated tax rate.

                Performance will vary from time to time and past results are not necessarily representative of future results. You should remember that performance is a function of portfolio management in selecting the type and quality of portfolio securities and is affected by operating expenses. Performance information, such as that described above, may not provide a basis for comparison with other investments or other investment companies using a different method of calculating performance.
                The Fund may compare the performance of its shares with various industry standards of performance including Lipper Analytical Services, Inc. ratings. Performance rankings as reported in CHANGING TIMES, BUSINESS WEEK, INSTITUTIONAL INVESTOR, THE WALL STREET JOURNAL, MUTUAL FUND FORECASTER, NO LOAD INVESTOR, MONEY MAGAZINE, MORNINGSTAR MUTUAL FUND VALUES, U.S. NEWS AND WORLD REPORT, FORBES, FORTUNE, BARRON'S
     and similar publications may also be used in comparing the Fund's performance. The Fund may also advertise non-standardized performance information, such as total return for periods other than those required to be shown or cumulative performance data. Furthermore, the Fund may quote its shares' returns and yields in advertisements or in shareholder reports.
GENERAL INFORMATION

                The Company was organized as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts on March 28, 1983, under the name The Boston Company Tax-Free Municipal Funds. The Company changed its name to The Laurel Tax-Free Municipal Funds on March 31, 1994, and changed its name to The Dreyfus/Laurel Tax-Free Municipal Funds on October 17, 1994. The Company is registered with the SEC as an open-end management investment company, commonly known as a mutual fund. The Company is authorized to issue an unlimited number of shares of beneficial interest, each without par value. The Company may also create an unlimited number of separate investment portfolios (each a "fund"). The Trustees have authorized shares of the Fund to be issued in four Classes_Class A, Class B, Class C and Class R. The Company may in the future seek to achieve the Fund's investment objective by investing all of the Fund's net investable assets in another investment company having the same investment objective and substantially the same investment policies and restrictions as those applicable to the Fund. Shareholders of the Fund will be given at least 30 days' prior notice of any such investment.

                Each share (regardless of Class) has one vote. All shares of all funds (and Classes thereof) vote together as a single class, except as to any matter for which a separate vote of any fund or Class is required by the 1940 Act, and except as to any matter which affects the interests of one or more particular funds or Classes, in which case only the shareholders of the affected fund or Classes are entitled to vote, each as a separate class. Only holders of Class A, B or C shares, as the case may be, will be entitled to vote on matters submitted to shareholders pertaining to the Distribution and Service Plans relating to that Class.
                                    Page 31

                Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for the Fund to hold annual meetings of shareholders. As a result, Fund shareholders may not consider each year the election of Trustees or the appointment of auditors. However, pursuant to the Fund's By-Laws, the holders of at least 10% of the shares outstanding and entitled to vote may require the Fund to hold a special meeting of shareholders for purposes of removing a Trustee from office and for any other purpose. Fund shareholders may remove a Trustee by the affirmative vote of two-thirds of the Company's outstanding voting shares. In addition, the Board of Trustees will call a meeting of shareholders for the purpose of electing Trustees if, at any time, less than a majority of the Trustees then holding office have been elected by shareholders.
                The Transfer Agent maintains a record of your ownership and will send you confirmations and statements of account.

                Shareholder inquiries may be made to your Service Agent or by writing to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.

                NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND IN THE FUND'S OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFER OF THE FUND'S SHARES, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFERING MAY NOT LAWFULLY BE MADE.
                                    Page 32

                                                                   PLT/P110196














      DREYFUS BASIC CALIFORNIA MUNICIPAL MONEY MARKET FUND

                             PART B
             (STATEMENT OF ADDITIONAL INFORMATION)


                        NOVEMBER 1, 1996




     This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the current Prospectus of the Dreyfus BASIC California Municipal Money Market Fund (formerly, the Dreyfus/Laurel California Tax-Free Money Fund) (the "Fund"), dated November
1, 1996, as it may be revised from time to time. The Fund is a separate, non-diversified portfolio of The Dreyfus/Laurel Tax-Free Municipal Funds (the "Trust"), an open-end management investment company, known as a mutual fund. To obtain a copy of the Fund's Prospectus, please write to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or call one of the following numbers:


          Call Toll Free 1-800-645-6561
          In New York City -- Call 1-718-895-1206
          Outside the U.S. and Canada -- Call 516-794-5452

     The Dreyfus Corporation ("Dreyfus") serves as the Fund's investment manager.

     Premier Mutual Fund Services, Inc. ("Premier") is the distributor of the Fund's shares.

                       TABLE OF CONTENTS
                                                            Page


Management of the Trust                                     B-2
Purchase of Fund Shares                                     B-9
Investment Policies                                         B-11
Redemption of Fund Shares                                   B-24
Shareholder Services                                        B-26
Determination of Net Asset Value                            B-27
Performance Information                                     B-28
Dividends, Other Distributions and Taxes                    B-29
Information About the Fund                                  B-31
Principal Shareholders                                      B-32
Custodian and Transfer Agent                                B-32
Counsel and Independent Auditors                            B-33
Financial Statements                                        B-33
Appendix A Risk Factors - Investing in
  California Municipal Obligations                          B-34
Appendix B - Information about Securities Ratings           B-47


                    MANAGEMENT OF THE TRUST

     The organizations that provide services to the Trust are as follows:
Dreyfus as investment manager ("Investment Manager"), Mellon Bank, N.A. ("Mellon Bank") as custodian, Premier as the distributor ("Distributor") and sub-administrator ("Sub-Administrator"), and Dreyfus Transfer, Inc. ("Dreyfus Transfer"), a wholly-owned subsidiary of Dreyfus, as transfer agent ("Transfer Agent"). The functions they perform for the Trust are discussed in the Prospectus and in this Statement of Additional Information.

     On October 17, 1994, the name of the Trust was changed from "The Laurel Tax-Free Municipal Funds" to "The Dreyfus/Laurel Tax-Free Municipal Funds" and the name of the Fund was changed from "Laurel California Tax-Free Money Fund" to "Dreyfus/Laurel California Tax-Free Money Fund." On November 20, 1995, the Fund's name changed from "Dreyfus/Laurel California Tax-Free Money Fund" to "Dreyfus BASIC California Municipal Money Market Fund."

Trustees and Officers


     The Trust has a Board composed of eleven Trustees which supervises the Trust's investment activities and reviews contractual arrangements with companies that provide the Fund with services. The following lists the Trustees and officers and their positions with the Trust and their present and principal occupations during the past five years. Each Trustee who is an "interested person" of the Trust (as defined in the Investment Company Act of 1940, as amended (the "Act")) is indicated by an asterisk. Each of the Trustees also serves as a Director of The Dreyfus/Laurel Funds, Inc. and as a Trustee of The Dreyfus/Laurel Funds Trust (collectively, with the Trust, "the Dreyfus/Laurel Funds").


o+RUTH MARIE ADAMS.  Trustee of the Trust; Professor of English and Vice
     President Emeritus, Dartmouth College; Senator, United Chapters of Phi Beta Kappa; Trustee, Woods Hole Oceanographic Institution; Director, Access Capital Strategic Community Investment Fund, Inc. - Institutional Investment Portfolio. Age: 81 years old. Address: 1026 Kendal Lyme Road, Hanover, New Hampshire 03755.


o+FRANCIS P. BRENNAN.  Chairman of the Board of Trustees and Assistant
     Treasurer of the Trust; Director and Chairman, Massachusetts Business Development Corp.; Director, Access Capital Strategic Community Investment Fund, Inc. - Bank Portfolio; Director, Boston Mutual Insurance Company; Director and Vice Chairman of the Board. Home Owners Federal Savings and Loan (prior to May 1990). Age: 79 years old.
     Address: Massachusetts Business Development Corp., One Liberty Square, Boston, Massachusetts 02109.


o*JOSEPH S. DiMARTINO.  Trustee of the Trust since February 1995.  Since
     January 1995, Mr. DiMartino has served as Chairman of the Board for various funds in the Dreyfus Family of Funds. Director, Access Capital Strategic Community Investment Fund, Inc. - Bank Portfolio and
     Institutional Investment Portfolio.    He is also Chairman of the Board
     of Noel Group, Inc., a venture capital company; and a director of the Muscular Dystrophy Association, HealthPlan Services Corporation, Belding Heminway, Inc., Curtis Industries, Inc., Simmons Outdoor Corporation and Staffing Resources, Inc. For more than five years prior to January 1995, he was President and a director of Dreyfus and Executive Vice President and a director of Dreyfus Service Corporation, a wholly-owned subsidiary of Dreyfus. From August 1994 to December 31, 1994, he was a director of Mellon Bank Corporation. Mr. DiMartino is also a Board member of 93 other funds in the Dreyfus Family of Funds. Age: 52 years old. Address: 200 Park Avenue, New York, New York 10166.


o+JAMES M. FITZGIBBONS.  Trustee of the Trust; Chairman, Howes Leather
     Company, Inc.; Director, Fiduciary Trust Company; Chairman, CEO and Director, Fieldcrest-Cannon Inc.; Director, Lumber Mutual Insurance Company; Director, Barrett Resources, Inc.; Director, Access Capital Strategic Community Investment Fund, Inc. - Bank Portfolio. Age: 61 years old. Address: 40 Norfolk Road, Brookline, Massachusetts 02167.



o*J. TOMLINSON FORT.  Trustee of the Trust; Partner, Reed, Smith, Shaw &
     McClay (law firm). Director, Access Capital Strategic Community Investment Fund, Inc. - Bank Portfolio. Age: 68 years old. Address:
     204 Woodcock Drive, Pittsburgh, Pennsylvania 15215.


o+ARTHUR L. GOESCHEL. Trustee of the Trust; Director, Chairman of the Board and Director, Rexene Corporation; Director, Calgon Carbon Corporation; Director, Cerex Corporation; Director, National Picture Frame Corporation; Chairman of the Board and Director, Tetra Corporation 1991-1993; Director, Medalist Corporation 1992-1993; Director, Access Capital Strategic Community Investment Fund, Inc. - Institutional Investment Portfolio. From 1988-1989 Director, Rexene Corporation. Since May 1991, Mr. Goeschel has served as a Trustee of Sewickley Valley Hospital.
     Age: 74 years old. Address: Way Hollow Road and Woodland Road, Sewickley, Pennsylvania 15143.


o+KENNETH A. HIMMEL.  Trustee of the Trust; Director, The Boston Company,
     Inc. ("TBC") and Boston Safe Deposit and Trust Company; President and Chief Executive Officer, Himmel & Co., Inc.; Vice Chairman, Sutton Place Gourmet, Inc.; Director, Access Capital Strategic Community Investment Fund, Inc. - Bank Portfolio; Managing Partner, Franklin Federal Partners. Age: 49 years old. Address: Himmel and Company, Inc., 101 Federal Street, 22nd Floor, Boston, Massachusetts 02110.


o*ARCH S. JEFFERY.  Trustee of the Trust; Financial Consultant.  Director,
     Access Capital Strategic Community Investment Fund, Inc. - Institutional Investment Portfolio. Age: 78 years old. Address: 1817 Foxcroft Lane, Unit 306, Allison Park, Pennsylvania 15101.


o+STEPHEN J. LOCKWOOD.  Trustee of the Trust; President and CEO, LDG
     Management Company Inc.; CEO, LDG Reinsurance Underwriters, SRRF Management Inc. and Medical Reinsurance Underwriters Inc.; Director, Access Capital Strategic Community Investment Fund, Inc. - Institutional Investment Portfolio. Age: 48 years old. Address: 401 Edgewater Place, Wakefield, Massachusetts 01880.


o+JOHN J. SCIULLO.  Trustee of the Trust; Dean Emeritus and Professor of Law,
     Duquesne University Law School; Director, Urban Redevelopment Authority of Pittsburgh; Director, Access Capital Strategic Community Investment Fund, Inc. - Institutional Investment Portfolio. Age: 64 years old.
     Address:  321 Gross Street, Pittsburgh, Pennsylvania 15224.


o+ROSLYN M. WATSON.  Trustee of the Trust; Principal, Watson Ventures, Inc.;
     Director, American Express Centurion Bank; Director, Harvard/Pilgrim Community Health Plan, Inc.; Director, Access Capital Strategic Community Investment Fund, Inc. - Bank Portfolio; Director, Massachusetts Electric Company; Director, The Hymans Foundations, Inc., prior to February, 1993; Real Estate Development Project Manager and Vice President, The Gunwyn Company. Age: 46 years old. Address: 25 Braddock Park, Boston, Massachusetts 02116-5816.


#ELIZABETH BACHMAN.  Vice President and Assistant Secretary of the Trust, The
     Dreyfus/Laurel Funds Trust and The Dreyfus/Laurel Funds, Inc. (since January 1996); Counsel, Premier Mutual Fund Services, Inc. Prior to September 1995, she was enrolled at the Fordham University School of Law and received her J.D. in May 1995. Prior to September 1992, she was an Assistant at the National Association for Public Interest Law. Age: 27 years old. Address: 200 Park Avenue, New York, New York 10166.


#MARIE E. CONNOLLY.  President and Treasurer of the Trust, The Dreyfus/Laurel
     Funds Trust and The Dreyfus/Laurel Funds, Inc. (since September 1994); Vice President of the Trust, The Dreyfus/Laurel Funds Trust and The Dreyfus/Laurel Funds, Inc. (March 1994 to September 1994); President, Funds Distributor, Inc. (since 1992); Treasurer, Funds Distributor, Inc. (July 1993 to April 1994); COO, Funds Distributor, Inc. (since April
     1994); Director, Funds Distributor, Inc. (since July 1992); President, COO and Director, Premier Mutual Fund Services, Inc. (since April 1994); Senior Vice President and Director of Financial Administration, The Boston Company Advisors, Inc. (December 1988 to May 1993). Age: 37 years old. Address: 60 State Street, Boston, Massachusetts 02109.


#DOUGLAS C. CONROY.  Vice President and Assistant Secretary of the Trust, The
     Dreyfus/Laurel Funds Trust and The Dreyfus/Laurel Funds, Inc. (since July 1996); Supervisor of Treasury Services and Administration of Funds Distributor, Inc. From April 1993 to January 1995, Mr. Conroy was a Senior Fund Accountant for Investors Bank & Trust Company. From December 1991 to March 1993, Mr. Conroy was employed as a Fund Accountant at TBC. Prior to December 1991, Mr. Conroy attended Merrimack College where he received a bachelors degree in Business Administration. Age: 27 years old. Address: 60 State Street, Boston, Massachusetts 02109.


#RICHARD W. INGRAM.  Vice President and Assistant Treasurer of the Trust, The
     Dreyfus/Laurel Funds Trust and The Dreyfus/Laurel Funds, Inc. (since July 1996); Senior Vice President and Director of Client Services and Treasury Operations of Funds Distributor, Inc. From March 1994 to November 1995, Mr. Ingram was Vice President and Division Manager for First Data Investor Services Group. From 1989 to 1994, Mr. Ingram was Vice President, Assistant Treasurer and Tax Director-Mutual Funds of TBC. Age: 40 years old. Address: 60 State Street, Boston, Massachusetts 02109.


MARK A. KARPE, Vice President and Assistant Secretary of the Trust, The
     Dreyfus/Laurel Funds Trust and The Dreyfus/Laurel Funds, Inc. Senior Paralegal of the Distributor and an officer of other investment companies advised or administered by the Manager. From August 1993 to May 1996, he attended Hofstra University School of Law. Prior to August 1993, he was employed as an Associate Examiner at the National Association of Securities Dealers. Age: 27 years old. Address: 200 Park Avenue, New York, New York 10166.


#MARY A. NELSON.  Vice President and Assistant Treasurer of the Trust, The
     Dreyfus/Laurel Funds Trust and The Dreyfus/Laurel Funds, Inc. (since July 1996); Vice President and Manager of Treasury Services and Administration of Funds Distributor, Inc. From 1989 to July 1994, Ms. Nelson was an Assistant Vice President and Client Manager for TBC. Age:
     32 years old.  Address: 60 State Street, Boston, Massachusetts 02109.


#JOHN E. PELLETIER.  Vice President and Secretary of the Trust, The
     Dreyfus/Laurel Funds Trust and The Dreyfus/Laurel Funds, Inc. (since September 1994); Senior Vice President, General Counsel and Secretary, Funds Distributor, Inc. (since April 1994); Senior Vice President, General Counsel and Secretary, Premier Mutual Fund Services, Inc. (since August 1994); Counsel, The Boston Company Advisors, Inc. (February 1992 to March 1994); Associate, Ropes & Gray (August 1990 to February 1992).
     Age: 31 years old. Address:  60 State Street, Boston, Massachusetts
     02109.


#JOSEPH F. TOWER, III.  Assistant Treasurer of the Trust, The Dreyfus/Laurel
     Funds Trust and The Dreyfus/Laurel Funds, Inc. (since January 1996); Senior Vice President, Treasurer and Chief Financial Officer of Premier Mutual Fund Services, Inc. From July 1988 to August 1994, he was employed by TBC where he held various management positions in the Corporate Finance and Treasury areas. Age: 33 years old. Address: 60 State Street, Boston, Massachusetts 02109.


_____________________________________


*  "Interested person" of the Trust, as defined in the Act.
o  Member of the Audit Committee.
+  Member of the Nominating Committee.
# Officer also serves as an officer for other investment companies advised by Dreyfus.



     No officer or employee of Premier (or of any parent, subsidiary or affiliate thereof) receives any compensation from the Trust for serving as an officer or Trustee of the Trust. No officer or employee of Dreyfus (or of any parent, subsidiary or affiliate thereof) serves as an officer or Trustee of the Trust. The Dreyfus/Laurel Funds pay each Director/Trustee who is not an "interested person" as defined in the Act, $27,000 per annum (and an additional $25,000 for the Chairman of the Board of Directors/Trustees of the Dreyfus/Laurel Funds), $1,000 per joint Dreyfus/Laurel Funds Board meeting attended, and $750 per joint Dreyfus/Laurel Funds Audit Committee meeting attended, and reimburse each Director/Trustee for travel and out-of-pocket expenses.


     The officers and Trustees of the Trust as a group owned beneficially less than 1% of the total shares of the Fund outstanding as of October 21, 1996.


     For the fiscal year ended June 30, 1996, the aggregate amount of fees and expenses received by each current Trustee from the Trust and all other funds in the Dreyfus Family of Funds for which such person is a Board member were as follows:




                                                                               Total Compensation
                                    Pension or                                 from the Trust
                 Aggregate          Retirement Benefits     Estimated Annual   and Fund &
Name of Board    Compensation from  Accrued as Part of      Benefits Upon      Complex Paid to
Member           the Trust#         Trust's Expenses        Retirement         Board Member+
______________  __________________  ___________________     ________________   ________________

Ruth Marie Adams     $ 6,420           none                          none             $ 34,500

Francis P. Brennan*   16,853           none                          none                97,000

Joseph S. DiMartino**  none            none                          none               448,618***

James M. Fitzgibbons   6,365           none                          none                32,500

J. Tomlinson Fort**    none            none                          none                 none

Arthur L. Goesche      6,420           none                          none                34,500

Kenneth A. Himme       5,448           none                          none                31,750

Arch S. Jeffery**      none            none                          none                 none

Stephen J. Lockwood    6,420           none                          none                34,500

John J. Sciullo        6,365           none                          none                33,500

Roslyn M. Watson       6,365           none                          none                33,500

_____________________________
#    Amounts required to be paid by the Trust directly to the non-interested Trustees, that would be applied to offset a portion of the management fee payable to
Dreyfus, are in fact paid directly by Dreyfus to the non-interested Trustees.
Amount does not include reimbursed expenses for attending Board meetings, which amounted to $2,749 for the Trust.
*    Compensation of Francis P. Brennan includes retainer paid by the Dreyfus/Laurel
Funds to be the Chairman of the Board.  Effective May 1, 1996, the retainer was reduced from $75,000 to $25,000 annually.
**   Joseph S. DiMartino, J. Tomlinson Fort and Arch S. Jeffery are paid directly by
Dreyfus for serving as Board members of the Trust and the funds in the
Dreyfus/Laurel Funds.  For the fiscal year ended June 30, 1996, the aggregate amount of fees and expenses received by Joseph S. DiMartino, J. Tomlinson Fort and
Arch S. Jeffery from Dreyfus for serving as a Board member of the Trust were
$6,269, $6,420 and $6,420, respectively, and for serving as a Board member of all funds in the Dreyfus/Laurel Funds (including the Trust) were $31,750, $34,500 and
$34,500, respectively.  In addition, Dreyfus reimbursed Messrs. DiMartino, Fort and Jeffery a total of $1,043 for expenses attributable to the Trust's Board meetings which is not included in the $2,749 amount noted above.
***  Amount paid to Joseph S. DiMartino from the funds in the Fund Complex for the year ended December 31, 1995.
+    The Dreyfus Family of Funds consists of 161 mutual funds.

Management Arrangements

     Dreyfus serves as the investment manager for the Fund pursuant to an Investment Management Agreement (the "Investment Management Agreement") with the Trust dated November 20, 1995. Dreyfus is a wholly-owned subsidiary of Mellon Bank. Pursuant to the Investment Management Agreement, Dreyfus provides, or arranges for one or more third parties to provide, investment advisory, administrative, custody, fund accounting and transfer agency services to the Fund. As investment manager, Dreyfus manages the Fund by making investment decisions based on the Fund's investment objective, policies and restrictions.

     Prior to November 20, 1995, Dreyfus served as investment manager to the Fund pursuant to the prior investment management agreement (the "Prior Management Agreement") with the Trust dated April 4, 1994 and transferred from Mellon Bank to Dreyfus on October 17, 1994.

     Prior to May 21, 1993, The Boston Company Advisors, Inc. ("TBC Advisors") served as investment adviser to the Fund pursuant to a written agreement, which was last approved by the Trustees, including a majority of the Trustees who are not "interested persons" of the Trust, on July 22, 1992. From May 21, 1993 through April 3, 1994, TBC Advisors served as investment adviser to the Fund pursuant to a written agreement ("TBC Advisors Agreement"), which was last approved by the Trustees, including a majority of the Trustees who are not "interested persons" of the Trust, on July 21, 1993 and last approved by the shareholders of the Fund on December 31, 1992. The TBC Advisors Agreement became effective on May 21, 1993, upon the consummation of the sale of Boston Group Holdings, Inc., the parent company of TBC, to Mellon Bank Corporation. TBC Advisors is a wholly-owned subsidiary of TBC, a financial services holding company. TBC is in turn a wholly-owned subsidiary of Mellon Bank Corporation. Mellon Bank later served as investment manager to the Fund pursuant to the Prior Management Agreement, which was last approved by the Trustees, including a majority of the Trustees who are not "interested persons" of the Trust or Mellon Bank, on November 22, 1993 and last approved by the shareholders of the Fund on March 29, 1994.
The Prior Management Agreement became effective on April 4, 1994. TBC Advisors is a wholly-owned subsidiary of TBC, a financial services holding company. TBC is in turn a wholly-owned subsidiary of Mellon Bank Corporation. As stated above, Dreyfus, a wholly-owned subsidiary of Mellon Bank, is the current Investment Manager pursuant to the Investment Management Agreement, which was last approved by the Trust's Board of Trustees on July 26, 1995 and approved by Fund shareholders on November 15, 1995.


     The Investment Management Agreement with Dreyfus provides for a "unitary fee." Under the unitary fee structure, Dreyfus pays all expenses of the Fund except: (i) brokerage commissions, (ii) taxes, interest and extraordinary expenses (which are expected to be minimal), and (iii) Rule 12b-1 fees, as applicable. Under the unitary fee, Dreyfus provides, or arranges for one or more third parties to provide, investment advisory, administrative, custody, fund accounting and transfer agency services to the Fund. Although, under the Investment Management Agreement, Dreyfus is not required to pay the fees and expenses of the non-interested Trustees (including counsel fees), Dreyfus is required to reduce its management fee by the amount of such fees and expenses. For the provision of such services directly, or through one or more third parties, Dreyfus receives as full compensation for all services and facilities provided by it, a fee computed daily and paid monthly at the annual rate of .45 of 1% of the Fund's average daily net assets, less the accrued fees and expenses (including counsel fees) of the non-interested Trustees of the Trust. The Investment Management Agreement provides that certain redemption, exchange and account closeout charges are payable directly by the Fund's shareholders to the Fund's Transfer Agent and the fee payable by the Fund to Dreyfus is not reduced by the amount of charges payable to the Transfer Agent. Under the prior agreement with TBC Advisors, the payments to the investment manager covered merely the provision of investment advisory services (and payment for sub-advisory services) and certain specified administrative services. Under this previous arrangement, the Fund also paid for additional non-investment advisory expenses, such as custody and transfer agency services, that were not paid by the investment adviser.


     The Investment Management Agreement will remain in effect through November 19, 1997 and will continue thereafter from year to year provided that a majority of the Trustees who are not interested persons of the Fund and either a majority of all Trustees or a majority of the shareholders of the Fund approve its continuance. The Fund may terminate the Investment Management Agreement, without prior notice to Dreyfus, upon the vote of a majority of the Board of Trustees or upon the vote of a majority of the outstanding voting securities of the Fund on 60 days written notice to Dreyfus. Dreyfus may terminate the Investment Management Agreement upon 60 days' written notice to the Fund. The Investment Management Agreement will terminate immediately and automatically upon its assignment.


     The following persons are officers and/or directors of the Dreyfus: W. Keith Smith, Chairman of the Board; Christopher M. Condron, President, Chief Executive Officer, Chief Operating Officer and a director; Stephen E. Canter, Vice Chairman, Chief Investment Officer and a director; Lawrence S. Kash, Vice Chairman-Distribution and a director; Philip L. Toia, Vice Chairman-Operations and Administration and a director; William T. Sandalls, Jr., Senior Vice President and Chief Financial Officer; Elie M. Genadry, Vice President-Institutional Sales; William F. Glavin, Jr., Vice President-Corporate Development; Mark N. Jacobs, Vice President, General Counsel and Secretary; Patrice M. Kozlowski, Vice President-Corporate Communications; Mary Beth Leibig, Vice President-Human Resources; Jeffrey N. Nachman, Vice President-Mutual Fund Accounting; Andrew S. Wasser, Vice President-Information Systems; Elvira Oslapas, Assistant Secretary; and Mandell L. Berman, Frank V. Cahouet, Alvin E. Friedman, Lawrence M. Greene and Julian M. Smerling, directors.


     As compensation for Dreyfus' services, the Fund pays a fee, based on its total average daily net assets, that is computed daily and paid monthly at the annual rate of .45 of 1%. Dreyfus has agreed to limit its fee, or to reimburse the Fund for expenses, to ensure that the Fund's total operating expenses do not exceed .35 of 1% for the period from November 20, 1995 through November 19, 1996. In addition, Dreyfus may waive all or a portion of its fees payable by the Fund from time to time.


     The following table shows the fees paid by the Fund to TBC Advisors or Mellon Bank (as the prior investment advisors) and to Dreyfus (the current investment manager), including any fee waivers or expense reimbursements by TBC Advisors, Mellon Bank or Dreyfus, during the Fund's fiscal years ended June 30, 1994, 1995 and 1996.


                  1996            1995 *                1994 * (1)             1993
                  ----             ----                 ---------              ----
               Fees      Fees    Fees       Fees         Fees      Fees         Fees   Fees
               Waived    Paid    Paid (2)   Waived (3)   Paid (4)  Waived (5)   Paid   Waived
               -----     ----   ----------  ------------  ------   ---------   -----   ------
Dreyfus BASIC  $17,286   $88,979  $90,816     $22,135      $45,706   $56,403 (6) $103,006 $165,734 (7)
California Municipal
Money Market Fund
_______________________________
*    For the fiscal year ended June 30.  The Fund changed its fiscal year end from
     November 30 to June 30.
(1)  Effective April 4, 1994, Mellon Bank served as the Fund's investment manager.
(2)  For the fiscal year ended June 30, 1995, there were no fee waivers or expense reimbursements.
(3)  Fees paid to Mellon Bank for investment management services for the period from
     April 4, 1994 to the fiscal year ended June 30, 1994.
(4)  Fees paid to TBC Advisors for investment advisory services for the period from
     December 1, 1993 to April 3, 1994.
(5)  TBC Advisors waived all or a portion of its fees and/or reimbursed expenses of the
     Fund from time to time in order to increase the Fund's net income available for distribution to shareholders.
(6)  Includes $10,697 reimbursement by TBC Advisors.
(7)  Includes $35,728 reimbursement by TBC Advisors.



     Dreyfus has agreed that if in any fiscal year the aggregate expenses of the Fund (including fees pursuant to the Management Agreement, but excluding interest, brokerage expenses, taxes and extraordinary items) exceed the expense limitation of any state, it will reduce its management fees by the amount of such excess expense. Such a fee reduction, if any, will be reconciled on a monthly basis. The most restrictive state expense limitation applicable to the Fund requires a reduction of fees in any year that such expenses exceed 2.5% of the first $30 million of average net assets, 2.0% of the next $70 million of average net assets and 1.5% of the remaining average net assets. A number of factors, including the size of the Fund, will determine which of these restrictions will be applicable to the Fund at any given time. No reimbursement pursuant to state expense limitations was required for the Fund for the fiscal year ended June 30, 1996.


     In addition, under a distribution plan adopted by the Fund pursuant to Rule 12b-1 under the Act (the "Plan"), which was terminated effective November 20, 1995, the Fund paid Dreyfus Service Corporation, a subsidiary of Dreyfus, for shareholder servicing, and the Distributor for shareholder servicing and expenses primarily intended to result in the sale of Investor shares, at the annual rate of .25 of 1% attributable to its Investor shares. For the period from July 1, 1995 to November 19, 1995 the Fund paid $13,250 in distribution fees attributable to its then existing Investor Shares.



                    PURCHASE OF FUND SHARES


     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "How to Buy Fund Shares."


     The Distributor. The Distributor serves as the Fund's distributor pursuant to an agreement which is renewable annually. The Distributor also acts as distributor for the other funds in the Dreyfus Family of Funds and for certain other investment companies. The Fund shares are offered on a continuous basis.


     Dreyfus TeleTransfer Privilege. Dreyfus TeleTransfer purchase orders may be made at any time. Purchase orders received by 4:00 P.M., New York time, on any business day that the Transfer Agent and the New York Stock Exchange ("NYSE") are open for business will be credited to the shareholder's Fund account on the next bank business day following such purchase order. Purchase orders made after 4:00 P.M., New York time, on any business day the Transfer Agent and the NYSE are open for business, or orders made on Saturday, Sunday or any Fund holiday (e.g. when the NYSE is not open for business), will be credited to the shareholders' Fund account on the second bank business day following such purchase order.

     Reopening an Account. An investor may reopen an account with a minimum investment of $100 without filing a new Account Application during the calendar year the account is closed or during the following calendar year, provided the information on the old Account Application is still applicable.

     In-Kind Purchases. If the following conditions are satisfied, the Fund may at its discretion, permit the purchase of shares through an "in-kind" exchange of securities. Any securities exchanged must meet the investment objective, policies and limitations of the Fund, must have a readily ascertainable market value, must be liquid and must not be subject to restrictions on resale. The market value of any securities exchanged, plus any cash, must be at least equal to $25,000. Shares purchased in exchange for securities generally cannot be redeemed for fifteen days following the exchange in order to allow time for the transfer to settle.


     The basis of the exchange will depend upon the relative net asset value ("NAV") of the shares purchased and securities exchanged. Securities accepted by the Fund will be valued in the same manner as the Fund values its assets. Any interest earned on the securities following their delivery to the Fund and prior to the exchange will be considered in valuing the securities. All interest, dividends, subscription or other rights attached to the securities become the property of the Fund, along with the securities. For further information about "in-kind" purchases, call 1-800-645-6561.


Federal Law Affecting Mellon Bank


     The Glass-Steagall Act of 1933 prohibits national banks from engaging in the business of underwriting, selling or distributing securities and prohibits a member bank of the Federal Reserve System from having certain affiliations with an entity engaged principally in that business. The activities of Mellon Bank in informing its customers of, and performing, investment and redemption services in connection with the Fund, and in providing services to the Fund as custodian, as well as investment advisory activities of Dreyfus, may raise issues under these provisions. Mellon Bank has been advised by counsel that the activities contemplated under these arrangements are consistent with statutory and regulatory obligations.


     Changes in either federal or state statutes and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as further judicial or administrative decisions or interpretations of such future statutes and regulations, could prevent Mellon Bank or Dreyfus from continuing to perform all or a part of the above services for its customers and/or the Fund. If Mellon Bank or Dreyfus were prohibited from serving the Fund in any of its present capacities, the Board of Trustees would seek an alternative provider(s) of such services.


                      INVESTMENT POLICIES


     The following information supplements and should be read in connection with the section in the Fund's Prospectus entitled "Investment Objective and Policies."


     The Prospectus discusses the Fund's investment objective and the policies it employs to achieve that objective. The following discussion supplements the description of the Fund's investment policies in the Prospectus.

Description of Municipal Obligations

     For purposes of this Statement of Additional Information, the term "Municipal Obligations" and "California Municipal Obligations" shall mean debt obligations issued by the State of California, its political subdivisions, municipalities and public authorities and municipal obligations issued by other government entities if, in the opinion of counsel to the respective issuers, the interest from such obligations is exempt from Federal and California personal income taxes. "Municipal Obligations" and "California Municipal Obligations" include the following:

Municipal Bonds

     Municipal Bonds, which generally have a maturity of more than one year when issued, have two principal classifications: General Obligation Bonds and Revenue Bonds. A Private Activity Bond is a particular kind of Revenue Bond. The classification of General Obligation Bonds, Revenue Bonds and Private Activity Bonds are discussed below.

     1. General Obligation Bonds. The proceeds of these obligations are used to finance a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. General Obligation Bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest.

     2. Revenue Bonds. Revenue Bonds are issued to finance a wide variety of capital projects including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. The principal security for a Revenue Bond is generally the net revenues derived from a particular facility, group of facilities or, in some cases, the proceeds of a special excise or other specific revenue source. Although the principal security behind these bonds may vary, many provide additional security in the form of a debt service reserve fund whose money may be used to make principal and interest payments on the issuer's obligations. Some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund.

     3. Private Activity Bonds. Private Activity Bonds, which are considered Municipal Bonds if the interest paid thereon is exempt from Federal income tax, are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing, sports and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports and parking. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. As noted in the Prospectus and discussed below under "Taxes," interest income on these bonds may be an item of tax preference subject to the Federal alternative minimum tax for individuals and corporations.

Municipal Notes

     Municipal Notes generally are used to provide for short-term capital needs and generally have maturities of thirteen months or less. Municipal Notes include:

     1. Tax Anticipation Notes. Tax Anticipation Notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenue, such as income, sales, use and business taxes, and are payable from these specific future taxes.

     2. Revenue Anticipation Notes. Revenue Anticipation Notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under the Federal Revenue Sharing Programs.

     3. Bond Anticipation Notes. Bond Anticipation Notes are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the Notes.

Municipal Commercial Paper

     Issues of Municipal Commercial Paper typically represent short-term, unsecured, negotiable promissory notes. These obligations are issued by agencies of state and local governments to finance seasonal working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, Municipal Commercial Paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

Municipal Lease Obligations

     Municipal leases may take the form of a lease or a certificate of participation in a purchase contract issued by state and local government authorities to obtain funds to acquire a wide variety of equipment and facilities such as fire and sanitation vehicles, computer equipment and other capital assets. A lease obligation does not constitute a general obligation of the municipality for which the municipality's taxing power is pledged, although the lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make payments due under the lease obligation. Municipal leases have special risks not normally associated with Municipal Bonds. These obligations frequently contain "non-appropriation" clauses that provide that the governmental issuer of the obligation has no obligation to make future payments under the lease or contract unless money is appropriated for such purposes by the legislative body on a yearly or other periodic basis. In addition to the non-appropriation risk, municipal leases represent a type of financing that has not yet developed the depth of marketability associated with Municipal Bonds; moreover, although the obligations will be secured by the leased equipment, the disposition of the equipment in the event of foreclosure might prove difficult. For purposes of the 10% limitation on the purchase of illiquid securities, the Fund will not consider the municipal lease obligations or certificates of participation in municipal lease obligations in which it invests as liquid, unless Dreyfus shall determine, based upon such factors as the frequency of trades and quotes for the obligation, the number of dealers willing to purchase or sell the security and the number of other potential buyers, the willingness of dealers to undertake to make a market in the security and the nature of marketplace trades, that a security shall be treated as liquid for purposes of such limitation.

     Obligations of issuers of Municipal Obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislators, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that, as a result of litigation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its Municipal Obligations may be materially affected.

     Unlike the purchase or sale of a Municipal Bond, no consideration is paid or received by the Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker an amount of cash or cash equivalents equal to approximately 10% of the contract amount (this amount is subject to change by the board of trade on which the contract is traded and members of such board of trade may charge a higher amount). This amount is known as initial margin and is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming that all contractual obligations have been satisfied. Subsequent payments, known as variation margin, to and from the broker, will be made on a daily basis as the price of the index fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as marking-to-market. At any time prior to the expiration of the contract, the Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund's existing position in the futures contract.

     There are several risks in connection with the use of a municipal bond index futures contract as a hedging device. Successful use of municipal bond index futures contracts by the Fund is subject to the ability of Dreyfus to predict correctly movements in the direction of interest rates. Such predictions involve skills and techniques which may be different from those involved in the management of a long-term municipal bond portfolio. In addition, there can be no assurance that there will be a correlation between movements in the price of the municipal bond index and movements in the price of the Municipal Bonds which are the subject of the hedge. The degree of imperfection of correlation depends upon various circumstances, such as variations in speculative market demand for futures contracts and municipal securities, technical influences on futures trading, and differences between the municipal securities being hedged and the municipal securities underlying the municipal bond index futures contracts, in such respects as interest rate levels, maturities and creditworthiness of issuers. A decision of whether, when and how to hedge involves the exercise of skill and judgment and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected trends in interest rates.

     Although the Fund intends to purchase or sell municipal bond index futures contracts only if there is an active market for such contracts, there is no assurance that a liquid market will exist for the contracts at any particular time. Most domestic futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and, therefore, does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such event, it will not be possible to close a futures position and, in the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract. As described above, however, there is no guarantee that the price of Municipal Bonds will, in fact, correlate with the price movements in the municipal bond index futures contract and thus provide an offset to losses on a futures contract.

     If the Fund has hedged against the possibility of an increase in interest rates adversely affecting the value of the Municipal Bonds held in its portfolio and rates decrease instead, the Fund will lose part or all of the benefit of the increased value of the Municipal Bonds it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may, but will not necessarily, be at increased prices which reflect the decline in interest rates. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

     When the Fund purchases municipal bond index futures contracts, an amount of cash and U.S. government securities or other high grade debt securities equal to the market value of the futures contracts will be deposited in a segregated account with the Fund's custodian (and/or such other persons as appropriate) to collateralize the positions and thereby insure that the use of such futures contracts is not leveraged. In addition, the ability of the Fund to trade in municipal bond index futures contracts and options on interest rate futures contracts may be materially limited by the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to a regulated investment company. See "Taxes" below.

Tender Option Bonds

     The Fund may invest up to 10% of the value of its assets in tender option bonds. A tender option bond is a Municipal Obligation (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax-exempt rates, that has been coupled with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the Municipal Obligation's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. Dreyfus, on behalf of the Fund, will consider on an ongoing basis the creditworthiness of the issuer of the underlying Municipal Obligation, of any custodian and the third-party provider of the tender option. In certain instances and for certain tender option bonds, the option may be terminable in the event of a default in payment of principal or interest on the underlying Municipal Obligations and for other reasons. The Fund will not invest more than 10% of the value of its net assets in illiquid securities, which would include tender option bonds for which the required notice to exercise the tender feature is more than seven days if there is no secondary market available for these obligations.

Use of Ratings as Investment Criteria


     The ratings of nationally recognized statistical rating organizations ("NRSROs") such as Standard & Poor's Ratings Group ("S&P") and Moody's Investors Service, Inc. ("Moody's") represent the opinions of these agencies as to the quality of Municipal Obligations which they rate. It should be emphasized, however, that such ratings are relative and subjective and are not absolute standards of quality. These ratings will be used by the Fund as initial criteria for the selection of portfolio securities, but the Fund will also rely upon the independent advice of Dreyfus to evaluate potential investments. Among the factors which will be considered are the short-term and long-term ability of the issuer to pay principal and interest and general economic trends. Further information concerning the ratings of the NRSROs and their significance is contained in the Appendix B to this Statement of Additional Information.


     After being purchased by the Fund, the rating of a Municipal Obligation may be reduced below the minimum rating required for purchase by the Fund or the issuer of the Municipal Obligation may default on its obligations with respect to the Municipal Obligation. In that event, the Fund will dispose of the Municipal Obligation as soon as practicable, consistent with achieving an orderly disposition of the Municipal Obligation, unless the Trust's Board of Trustees determines that disposal of the Municipal Obligation would not be in the best interest of the Fund. In addition, it is possible that a Municipal Obligation may cease to be rated or an NRSRO might not timely change its rating of a particular Municipal Obligation to reflect subsequent events. Although neither event will require the sale of such Municipal Obligation by the Fund, Dreyfus will consider such event in determining whether the Fund should continue to hold the Municipal Obligation. In addition, if an NRSRO changes its rating system, the Fund will attempt to use comparable ratings as standards for its investments in accordance with its investment objectives and policies.

Floating Rate and Variable Rate Obligations

     The Fund may purchase floating rate and variable rate obligations, including participation interests therein. Floating rate or variable rate obligations provide that the rate of interest is set as a specific percentage of a designated base rate (such as the prime rate at a major commercial bank) and that the Fund can demand payment of the obligation at par plus accrued interest. Variable rate obligations provide for a specified periodic adjustment in the interest rate, while floating rate obligations have an interest rate which changes whenever there is a change in the external interest rate. Frequently such obligations are secured by letters of credit or other credit support arrangements provided by banks. The quality of the underlying creditor or of the bank, as the case may be, must, as determined by Dreyfus under the supervision of the Trustees, be equivalent to the quality standard prescribed for the Fund. The Fund is currently permitted to purchase floating rate and variable rate obligations with demand features in accordance with requirements established by the SEC, which, among other things, permit such instruments to be deemed to have remaining maturities of thirteen months or less, notwithstanding that they may otherwise have a stated maturity in excess of thirteen months.

     The Fund may invest in participation interests purchased from banks in floating rate or variable rate tax-exempt Municipal Obligations owned by banks. A participation interest gives the purchaser an undivided interest in the Municipal Obligation in the proportion that the Fund's participation interest bears to the total principal amount of the Municipal Obligation, and provides a demand feature. Each participation is backed by an irrevocable letter of credit or guarantee of a bank (which may be the bank issuing the participation interest, a bank issuing a confirming letter of credit to that of the issuing bank, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the participation interest) that Dreyfus, under the supervision of the Trustees, has determined meets the prescribed quality standards for the Fund. The Fund has the right to sell the instrument back to the issuing bank or draw on the letter of credit on demand for all or any part of the Fund's participation interest in the Municipal Obligation, plus accrued interest. The Fund is currently permitted to invest in participation interests when the demand provision complies with conditions established by the SEC. Banks will retain a service and letter of credit fee and a fee for issuing repurchase commitments in an amount equal to the excess of the interest paid on the Municipal Obligations over the negotiated yield at which the instruments were purchased by the Fund.

When-Issued Securities

     The Fund may purchase Municipal Obligations on a when-issued basis (i.e., for delivery beyond the normal settlement date at the stated price and yield). The payment obligation and the interest rate that will be received on the Municipal Obligations purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment. Although the Fund will purchase Municipal Obligations on a when-issued basis only with the intention of actually acquiring the securities, the Fund may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy.

     Municipal Obligations purchased on a when-issued basis and the securities held in the Fund's portfolio are subject to changes in market value based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates (which will generally result in similar changes in value, i.e., both experiencing appreciation when interest rates decline and depreciation when interest rates rise). Therefore, to the extent the Fund remains substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a greater possibility of fluctuation in the Fund's net asset value. Purchasing Municipal Obligations on a when-issued basis can involve a risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction.

     The Fund will establish with the Fund's custodian a segregated account consisting of cash or liquid debt securities in an amount at least equal to the amount of its when-issued commitments. When the time comes to pay for when-issued securities, the Fund will meet its obligations from then-available cash flow, sale of securities held in the segregated account, sale of other securities or, although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a value greater or less than the Fund's payment obligations). Sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are not exempt from Federal income tax.

Purchase of Securities with Stand-by Commitments

     Pursuant to an exemptive order issued by the SEC under the Act, the Fund may acquire standby commitments with respect to Municipal Obligations held in its portfolio. Under a stand-by commitment, a broker-dealer, dealer or bank would agree to purchase, at the Fund's option, a specified Municipal Obligation at a specified price. Stand-by commitments acquired by the Fund may also be referred to as "put options." The amount payable to the Fund upon its exercise of a stand-by commitment normally would be (a) the acquisition cost of the Municipal Obligation, less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the security, plus (b) all interest accrued on the security since the last interest payment date during the period. Absent unusual circumstances, in determining net asset value the Fund would value the underlying Municipal Obligation at amortized cost. Accordingly, the amount payable by the broker-dealer, dealer or bank upon exercise of a stand-by commitment will normally be substantially the same as the portfolio value of the underlying Municipal Obligation.

     The Fund's right to exercise a stand-by commitment is unconditional and unqualified. Although the Fund could not transfer a stand-by commitment, the Fund could sell the underlying Municipal Obligation to a third party at any time. It is expected that stand-by commitments generally will be available to the Fund without the payment of any direct or indirect consideration. The Fund may, however, pay for stand-by commitments either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held in the Fund's portfolio will not exceed
 .5 of 1% of the value of the Fund's total assets calculated immediately after such stand-by commitment was acquired.

     The Fund intends to enter into stand-by commitments only with broker-dealers, dealers or banks that Dreyfus believes present minimum credit risks. The Fund's ability to exercise a stand-by commitment will depend on the ability of the issuing institution to pay for the underlying securities at the time the commitment is exercised. The credit of each institution issuing a stand-by commitment to the Fund will be evaluated on an ongoing basis by Dreyfus in accordance with procedures established by the Trustees.

     The Fund intends to acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise their rights thereunder for trading purposes. The acquisition of a stand-by commitment would not affect the valuation or maturity of the underlying Municipal Obligation, which will continue to be valued in accordance with the amortized cost method. Each stand-by commitment will be valued at zero in determining net asset value. Should the Fund pay directly or indirectly for a stand-by commitment, its costs will be reflected as an unrealized loss for the period during which the commitment is held by the Fund and will be reflected in realized gain or loss when the commitment is exercised or expires. Stand-by commitments will not affect the dollar-weighted average maturity of the Fund's portfolio. The Fund understands that the Internal Revenue Service has issued a revenue ruling to the effect that a registered investment company will be treated for Federal income tax purposes as the owner of Municipal Obligations acquired subject to stand-by commitments and the interest on the Municipal Obligations will be tax-exempt to the Fund.

Taxable Investments

     The Fund anticipates being as fully invested as practicable in Municipal Obligations. Because the Fund's purpose is to provide income exempt from Federal and state personal income tax, the Fund will invest in taxable obligations only if and when the Trustees believe it would be in the best interests of its shareholders to do so. Situations in which the Fund may invest up to 20% of its total assets in taxable securities include: (a) pending investment of proceeds of sales of shares of the Fund or of portfolio securities, (b) pending settlement of purchases of portfolio securities, and
(c) when the Fund is attempting to maintain liquidity for the purpose of meeting anticipated redemptions. The Fund may temporarily invest more than 20% of its total assets in taxable securities to maintain a "defensive" posture when, in the opinion of Dreyfus, it is advisable to do so because of adverse market conditions affecting the market for Municipal Obligations.
The Fund may invest in only the following kinds of taxable securities maturing in one year or less from the date of purchase: (1) obligations of the United States Government, its agencies or instrumentalities; (2) commercial paper rated at the time of purchase at least Prime-1 by Moody's or A-1+ or A-1 by S&P; (3) certificates of deposit of domestic banks with total assets of $1 billion or more; and (4) repurchase agreements (instruments under which the seller of a security agrees to repurchase the security at a specific time and price) with respect to any securities that the Fund is permitted to hold.

Repurchase Agreements

     The Fund may enter into repurchase agreements with member banks of the Federal Reserve System or certain non-bank dealers. Under each repurchase agreement the selling institution will be required to maintain the value of the securities subject to the agreement at not less than their repurchase price. If a particular bank or non-bank dealer defaults on its obligation to repurchase the underlying debt instrument as required by the terms of a repurchase agreement, the Fund will incur a loss to the extent that the proceeds it realizes on the sale of the collateral are less than the repurchase price of the instrument. In addition, should the defaulting bank or non-bank dealer file for bankruptcy, the Fund could incur certain costs in establishing that it is entitled to dispose of the collateral and its realization on the collateral may be delayed or limited. Investments in repurchase agreements are subject to the policy prohibiting investment of more than 10% of the Fund's assets in restricted securities, securities without readily available market quotations and repurchase agreements maturing in more than seven days.

     As noted in the Prospectus, the Fund may, on occasion, invest in securities issued by other investment companies. These securities will be of investment companies that determine their net asset value per share based on the amortized cost or penny-rounding method. Such securities will be acquired by the Fund within the limits prescribed by the Act, which include, subject to certain exceptions, a prohibition against the Fund's investing more than 10% of the value of its total assets in such securities.

Special Factors Affecting the Fund


     Some of the significant financial considerations relating to the Fund's investments in California Municipal Obligations are summarized in Appendix A. This summary information is derived principally from official statements and prospectuses relating to securities offerings of the State of California, available as of the date of this Statement of Additional Information, and does not purport to be a complete description of any of the considerations mentioned herein. The accuracy and completeness of the information contained in such official statements has not been verified independently.


Risk Factors


     Investing in California Municipal Obligations. Investors should consider carefully the special risks inherent in the Fund's investment in California Municipal Obligations. These risks result from certain amendments to the California Constitution and other statutes that limit the taxing and spending authority of California governmental entities, as well as from the general financial condition of the State of California. From mid-1990 to late 1993, the State suffered a recession with the worst economic, fiscal and budget conditions since the 1930s. As a result, the State experienced recurring budget deficits for four of the five fiscal years ended June 30, 1992. The State had operating surpluses of approximately $109 million in 1992-93 and $836 million in fiscal 1993-94. However, at June 30, 1994, according to California's Department of Finance, the State's Special Fund for Economic Uncertainties had an accumulated deficit, on a budget basis, of approximately $1.8 billion. A further consequence of the large budget imbalances over the last three fiscal years has been that the State depleted its available cash resources and has had to use a series of external borrowings to meet its cash needs. To meet its cash flow needs in the 1994-95 fiscal year, the State issued, in July and August 1994, $4.0 billion of revenue anticipation warrants and $3.0 billion of revenue anticipation notes. The 1994-95 Budget Act contains a plan to retire a projected $1.025 billion deficit in the 1995-96 fiscal year. As a result of the deterioration of the State's budget and cash situation between October 1991 and July 1994, the rating on the State's general obligation bonds was reduced by S&P from AAA to A, by Moody's from Aaa to A1 and by Fitch Investor Services, Inc. from AAA to
A. These and other factors may have the effect of impairing the ability of the issuers of California Municipal Obligations to pay interest on, or repay principal of, such California Municipal Obligations. Investors should review Appendix A which sets forth additional information relating to investing in California Municipal Obligations.


Investment Restrictions

     The following are fundamental investment restrictions of the Fund. The Fund may not:

     1. Purchase any securities which would cause more than 25% of the value of the Fund's total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal activities in the same industry. (For purposes of this limitation, U.S. Government securities and state or municipal governments and their political subdivisions are not considered members of any industry. In addition, this limitation does not apply to investments of domestic banks, including U.S. branches of foreign banks and foreign branches of U.S. banks).

     2. Borrow money or issue senior securities as defined in the Act, except that (a) the Fund may borrow money in an amount not exceeding one-third of the Fund's total assets at the time of such borrowing, and (b) the Fund may issue multiple classes of shares. The purchase or sale of futures contracts and related options shall not be considered to involve the borrowing of money or issuance of senior securities.

     3. Make loans or lend securities, if as a result thereof more than one-third of the Fund's total assets would be subject to all such loans. For purposes of this restriction, debt instruments and repurchase agreements shall not be treated as loans.

     4. Underwrite securities issued by any other person, except to the extent that the purchase of securities and the later disposition of such securities in accordance with the Fund's investment program may be deemed an underwriting.

     5. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate, including mortgage loans, or securities of companies that engage in the real estate business or invest or deal in real estate or interests therein).

     6. Purchase or sell commodities, except that the Fund may enter into futures contracts and related options, forward currency contracts and other similar instruments.

     The Fund may, notwithstanding any other fundamental investment policy or restriction, invest all of its investable assets in securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and restrictions as the Fund.

     The following are non-fundamental investment restrictions of the Fund:

     1. The Fund will not purchase or retain the securities of any issuer if the officers, directors or Trustees of the Trust, its advisers, or managers owning beneficially more than one half of one percent of the securities of each issuer together own beneficially more than five percent of such securities.

     2. The Fund will not purchase securities of issuers (other than securities issued or guaranteed by domestic or foreign governments or political subdivisions thereof), including their predecessors, that have been in operation for less than three years, if by reason thereof the value of the Fund's investment in securities would exceed 5% of the Fund's total assets. For purposes of this limitation, sponsors, general partners, guarantors and originators of underlying assets may be treated as the issuer of a security.

     3. The Fund will not purchase puts, calls, straddles, spreads and any combination thereof if by reason thereof the value of its aggregate investment in such classes of securities will exceed 5% of its total assets, except that: (a) this restriction shall not apply to standby commitments and
(b) this restriction shall not apply to the Fund's transactions in futures contracts and related options.

     4. The Fund will not purchase warrants if at the time of such purchase: (a) more than 5% of the value of the Fund's assets would be invested in warrants or (b) more than 2% of the value of the Fund's assets would be invested in warrants that are not listed on the NYSE or American Stock Exchange ("AMEX") (for purposes of this limitation, warrants acquired by the Fund in units or attached to securities will be deemed to have no value).

     5. The Fund will not invest more than 10% of the value of its net assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days, and other securities which are not readily marketable. For purposes of this restriction, illiquid securities shall not include commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933 and securities which may be resold under Rule 144A under the Securities Act of 1933, provided that the Board of Trustees, or its delegate, determines that such securities are liquid based upon the trading markets for the specific security.

     6. The Fund may not invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets and except to the extent otherwise permitted by the Act.

     7. The Fund will not purchase oil, gas or mineral leases (the Fund may, however, purchase and sell the securities of companies engaged in the exploration, development, production, refining, transporting and marketing of oil, gas or minerals).

     8. The Fund shall not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amounts to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

     9. The Fund shall not purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

     10. The Fund shall not purchase any security while borrowings representing more than 5% of the Fund's total assets are outstanding.

     If a percentage restriction is adhered to at the time of an investment, a later increase or decrease in such percentage resulting from a change in the values of assets will not constitute a violation of such restriction.

     Under the Act, a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund, as defined in the Act. "Majority" means the lesser of (1) 67% or more of the shares present at the Fund's meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding shares of the Fund. Non-fundamental investment restrictions may be changed, without shareholder approval, by vote of a majority of the Trust's Board of Trustees at any time.


     In order to permit the sale of the Fund's shares in certain states, the Trust may make commitments more restrictive than the investment restrictions described above. Accordingly, the Fund has given a representation that investments will not be made in real estate limited partnerships. Should the Trust determine that any such commitment is no longer in the best interests of the Trust and its shareholders, it will revoke the commitment by terminating sales of its shares in the state involved.


     The Trust may in the future seeks to achieve the Fund's investment objective by investing all of the Fund's assets in another investment company having the same investment objective and substantially the same investment policies and restrictions as those applicable to the Fund. Shareholders of the Fund will be given at least 30 days' prior notice of any such investment. Such investment would be made only if the Trustees determine it to be in the best interest of the Fund and its shareholders. In making that determination, the Trustees will consider, among other things, the benefits to shareholders and/or the opportunity to reduce costs and achieve operational efficiencies. Although the Fund believes that the Trustees will not approve an arrangement that is likely to result in higher costs, no assurance is given that costs will be materially reduced if this option is implemented.


Portfolio Transactions

     Decisions to buy and sell securities for the Fund and effectuation of securities transactions are made by Dreyfus, subject to the overall supervision and review of the Trustees. The same personnel are also in charge of portfolio transactions for other clients of other subsidiaries and affiliates of Dreyfus.

     Purchases and sales of portfolio securities for the Fund will generally be transacted with the issuer or a primary market maker on a net basis, without the payment by the Fund of any brokerage commission for such purchases or sales. Purchases from dealers serving as primary market makers will reflect the spread between the bid and asked prices. In selecting dealers and in executing portfolio transactions, Dreyfus seeks, on behalf of the Fund, the best overall terms available. In doing so, Dreyfus considers all matters it deems relevant, including the breadth of the market in the security, the price of the security and the financial condition and executing capability of the dealer.

     Dealers may be selected who provide brokerage and/or research services to the Trust and/or other accounts over which Dreyfus or its affiliates exercise investment discretion. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or the purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). The receipt of research from dealers may be useful to Dreyfus in rendering investment management services to the Trust and/or its other clients; and, conversely, such information provided by its brokers or dealers who have executed transaction orders on behalf of other clients of Dreyfus may be useful to Dreyfus in carrying out its obligation to the Trust.

     The Fund will not purchase Municipal Obligations during the existence of any underwriting or selling group relating thereto of which an affiliate is a member, except to the extent permitted by the SEC. Under certain circumstances, the Fund may be at a disadvantage because of this limitation in comparison with other investment companies which have a similar investment objective but are not subject to such limitations.

     Dreyfus will make investment decisions for the Fund independently from those made for its other clients, other funds and clients of other subsidiaries of Dreyfus. On occasion, however, the same investment decisions will be made for the Fund as for one or more of Dreyfus' clients at about the same time. In a case in which the Fund and one of these other clients are simultaneously engaged in the purchase or sale of the same security, the transactions will, to the extent feasible and practicable, be averaged as to price and allocated as to amount among the Fund and/or the other client or clients pursuant to a formula considered equitable. In some cases, this system could have a detrimental effect on the price or volume of the security to be purchased or sold on behalf of the Fund. In other cases, however, it is believed that coordination and the ability to participate in volume transactions will be to the benefit of the Fund.


     For the fiscal years ended June 30, 1996, 1995, and for the periods from December 1, 1993 to June 30, 1994 and from December 1, 1992 to November 30, 1993, the Fund paid no stated brokerage commissions.



                   REDEMPTION OF FUND SHARES


     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "How to Redeem Fund Shares."




     Check Redemption Privilege. An investor may indicate on the Account Application or by later written request that the Fund provide Redemption Checks ("Checks") drawn on the Fund's account. Checks will be sent only to the registered owner(s) of the account and only to the address of record. The Account Application, Shareholder Services Form or later written request must be manually signed by the registered owner(s). Checks may be made payable to the order of any person in an amount of $1,000 or more. An investor (other than one who has held fund shares since November 20, 1995), will be charged $2.00 for each check redemption. When a Check is presented to the Transfer Agent for payment, the Transfer Agent, as the investor's agent, will cause the Fund to redeem a sufficient number of shares in the investor's account to cover the amount of the Check and the $2.00 charge. Dividends are earned until the Check clears. After clearance, a copy of the Check will be returned to the investor. Investors generally will be subject to the same rules and regulations that apply to checking accounts, although election of this Privilege creates only a shareholder-transfer agent relationship with the Transfer Agent.


     If the amount of the Check, plus any applicable charges, is greater than the value of the shares in an investor's account, the Check will be returned marked insufficient funds. Checks should not be used to close an account.


     Wire Redemption Privilege. By using this Privilege, the investor authorizes the Transfer Agent to act on wire or telephone redemption instructions from any person representing himself or herself to be the investor, or a representative of the investor's Agent, and reasonably believed by the Transfer Agent to be genuine. An investor (other than one who has held Fund shares since November 20, 1995) will be charged a $5.00 fee for each wire redemption, which will be deducted from the investor's account and paid to the Transfer Agent. Ordinarily, the Fund will initiate payment for shares redeemed pursuant to this Privilege on the next business day after receipt if the Transfer Agent receives the redemption request in proper form. Redemption proceeds ($5,000 minimum) will be transferred by Federal Reserve wire only to the commercial bank account specified by the investor on the Account Application or Shareholder Services Form, or to a correspondent bank if the investors bank is not a member of the Federal Reserve System. Fees ordinarily are imposed by such bank and usually are borne by the investor. Immediate notification by the correspondent bank to the investor's bank is necessary to avoid a delay in crediting the funds to the investor's bank account.


     Investors with access to telegraphic equipment may wire redemption requests to the Transfer Agent by employing the following transmittal code which may be used for domestic or overseas transmissions:

                                        Transfer Agent's
          Transmittal Code                   Answer Back Sign

              144295                         144295 TSSG PREP

     Investors who do not have direct access to telegraphic equipment may have the wire transmitted by contacting a TRT Cables operator at 1-800-654-7171, toll free. Investors should advise the operator that the above transmittal code must be used and should also inform the operator of the Transfer Agent's answer back sign.

     Stock Certificates; Signatures. Any certificates representing Fund shares to be redeemed must be submitted with the redemption request. Written redemption requests must be signed by each shareholder, including each holder of a joint account, and each signature must be guaranteed. Signatures on endorsed certificates submitted for redemption also must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations as well as from participants in the NYSE Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP") and the Stock Exchanges Medallion Program. Guarantees must be signed by an authorized signatory of the guarantor and "Signature-Guaranteed" must appear with the signature. The Transfer Agent may request additional documentation from corporations, executors, administrators, trustees or guardians, and may accept other suitable verification arrangements from foreign investors, such as consular verification. For more information with respect to signature-guarantees, please call one of the telephone numbers listed on the cover.


     Dreyfus TeleTransfer Privilege. Investors should be aware that if they have selected the Dreyfus TeleTransfer Privilege, any request for a wire redemption will be effected as a Dreyfus TeleTransfer transaction through the ACH system unless more prompt transmittal specifically is requested. Redemption proceeds will be on deposit in the investor's account at an ACH member bank ordinarily two business days after receipt of the redemption request. An investor (other than one who has held Fund shares since November 20, 1995) will be charged a $5.00 fee for each redemption effected pursuant to this Privilege, which will be deducted from the investor's account and paid to the Transfer Agent. See "Redemption of Fund Shares--Dreyfus TeleTransfer Privilege."


     Redemption Commitment. The Fund has committed itself to pay in cash all redemption requests by any shareholder of record of the Fund, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. In the case of requests for redemption in excess of such amount, the Trustees and executive officers of the Trust reserve the right to make payments in whole or in part in securities or other assets in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. In this event, the securities would be valued in the same manner as the Fund's portfolio is valued. If the recipient sold such securities, brokerage charges would be incurred.

     Suspension of Redemptions. The right to redeem Fund shares may be suspended or the date of payment postponed (a) for any period during which the NYSE is closed (other than for customary weekend or holiday closings);
(b) when trading in the markets the Trust normally uses is restricted or when an emergency exists as determined by the SEC so that disposal of the Fund's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the SEC, by order, may permit for protection of the Fund's shareholders.



                      SHAREHOLDER SERVICES




     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Shareholder Services."


     Fund Exchanges. Fund shares may be exchanged for shares of certain other funds advised or administered by Dreyfus. Shares of other funds purchased by exchange will be purchased on the basis of relative net asset value per shares as follows:

          A. Exchanges for shares of funds that are offered without a sales load will be made without a sales load.

          B. Shares of funds purchased without a sales load may be exchanged for shares of other funds sold with a sales load, and the applicable sales load will be deducted.

          C. Shares of funds purchased with a sales load may be exchanged without a sales load for shares of other funds sold without a sales load.

          D. Shares of funds purchased with a sales load, shares of funds acquired by a previous exchange from shares purchased with a sales load and additional shares acquired through reinvestment of dividends or other distributions of any such funds (collectively referred to herein as "Purchased Shares") may be exchanged for shares of other funds sold with a sales load (referred to herein as "Offered Shares"), provided that, if the sales load applicable to the Offered Shares exceeds the maximum sales load that could have been imposed in connection with the Purchased Shares (at the time the Purchased Shares were acquired), without giving effect to any reduced loads, the difference will be deducted.

     To accomplish an exchange under item D above, shareholders must notify the Transfer Agent of their prior ownership of fund shares and their account number.


     To request an exchange, an investor, or the investor's Agent acting on the investor's behalf, must give exchange instructions to the Transfer Agent in writing or by telephone. The ability to issue exchange instructions by telephone is given to all Fund shareholders automatically, unless the investor checks the applicable "No" box on the Account Application, indicating that the investor specifically refuses this Privilege. By using the Telephone Exchange, the investor authorizes the Transfer Agent to act on telephonic instructions (including over The Dreyfus Touchr automated telephone system) from any person representing himself or herself to be the investor or a representative of the investor's Agent, and reasonably believed by the Transfer Agent to be genuine. Telephone exchanges may be subject to limitations as to the amount involved or the number of telephone exchanges permitted. Shares issued in certificate form are not eligible for telephone exchange. Investors (other than those who has held Fund shares since November 20, 1995) will be charged a $5.00 fee for each exchange made out of the Fund, which will be deducted from the investor's account and paid to the Transfer Agent. Exchanges out of the Fund pursuant to Fund Exchanges are limited to four per calendar year.


     This Privilege is available to shareholders resident in any state in which shares of the fund being acquired may legally be sold. Shares may be exchanged only between accounts having identical names and other identifying designations.

     Shareholder Services Forms and prospectuses of the other funds may be obtained by calling 1-800-645-6561. The Fund reserves the right to reject any exchange request in whole or in part. The Exchange service may be modified or terminated at any time upon notice to shareholders.


     Dreyfus Dividend Sweep. Dreyfus Dividend Sweep allows investors to invest on the payment date their dividends or dividends and capital gain distributions, if any, from the Fund in shares of certain other funds in the Dreyfus Family of Funds of which the investor is a shareholder. Shares of the other funds purchased pursuant to this Privilege will be purchased on the basis of relative net asset value per share as follows:

          A. Dividends and other distributions paid by a fund may be invested without imposition of a sales load in shares of other funds that are offered without a sales load.

          B. Dividends and other distributions paid by a fund which does not charge a sales load may be invested in shares of other funds sold with a sales load, and the applicable sales load will be deducted.

          C. Dividends and other distributions paid by a fund which charges a sales load may be invested in shares of other funds sold with a sales load (referred to herein as "Offered Shares"), provided that, if the sales load applicable to the Offered Shares exceeds the maximum sales load charged by the fund from which dividends or other distributions are being swept, without giving effect to any reduced loads, the difference will be deducted.

          D. Dividends and other distributions paid by a fund may be invested in shares of other funds that impose a contingent deferred sales charge ("CDSC") and the applicable CDSC, if any, will be imposed upon redemption of such shares.




                DETERMINATION OF NET ASSET VALUE


     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "How to Buy Fund Shares."


     The Prospectus describes the time at which the net asset value of the Fund is determined for purposes of sales and redemptions. In addition, portfolio securities held by the Fund may be actively traded in securities markets which are open for trading on days when the Fund will not be determining its net asset value. Accordingly, there may be occasions when the Fund is not open for business but when the value of the Fund's portfolio securities will be affected by such trading activity. The holidays (as observed) on which the NYSE is closed currently are: New Years Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

     It is the Trust's policy to use its best efforts to maintain the Fund's net asset value per share ("NAV") at a constant value of $1.00. The Fund's portfolio instruments are valued on the basis of amortized cost. This involves valuing an instrument at its cost initially and, thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which the value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument.

     The valuation of the Fund's portfolio instruments based upon their amortized cost and simultaneous maintenance of the Fund's NAV at $1.00 are permitted by a rule adopted by the SEC. Under this rule, the Fund must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of thirteen months or less, and invest only in securities determined by the Trustees to be eligible securities with minimal credit risks at the time of their acquisition by the Fund. In accordance with the rule, the Trustees have established procedures designed to stabilize, to the extent reasonably practicable, the Fund's NAV as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of the Fund's portfolio holdings by the Trustees, at such intervals as they may deem appropriate, to determine whether the NAV of the Fund calculated by using available market quotations or market equivalents deviates from $1.00 per share based on amortized cost. The rule also provides that the extent of any deviation between the Fund's NAV based upon available market quotations or market equivalents and $1.00 NAV value based on amortized cost must be examined by the Trustees. In the event the Trustees determine that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, pursuant to the rule they must cause the Fund to take such corrective action as the Trustees regard as necessary and appropriate, including: selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends or paying distributions from capital or capital gains; redeeming shares in kind; or establishing a NAV by using available market quotations.



                    PERFORMANCE INFORMATION



     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Performance Information."


     From time to time, the Fund may quote its yield in advertisements, shareholder reports or other communications to shareholders. The Fund may compare its performance to that of other mutual funds, relevant indices or rankings prepared by independent services or other financial or industry publications that monitor mutual fund performance.

     Performance rankings as reported in Changing Times, Business Week, Institutional Investor, The Wall Street Journal, Mutual Fund Forecaster, No Load Investor, Money Magazine, Morningstar Mutual Fund Values, U.S. News and World Report, Forbes, Fortune, Barron's, Financial Planning, Financial Planning on Wall Street, Certified Financial Planner Today, Investment Advisor, Kiplinger's, Smart Money and similar publications may also be used in comparing the Fund's performance.

Yields


     The Fund's yield is computed by: (a) determining the net change in the value of a hypothetical pre-existing account in the Fund having a balance of one share at the beginning of a seven-calendar-day period for which yield is to be quoted, (b) dividing the net change by the value of the account at the beginning of the period to obtain the base period return, and (c) annualizing the results (i.e., multiplying the base period return by 365/7). The net change in the value of the account reflects the value of additional shares purchased with dividends declared on the original share and any such additional shares, but does not include realized gains and losses or unrealized appreciation and depreciation. In addition, the Fund may calculate a compound effective annualized yield by adding 1 to the base period return (calculated as described above), raising the sum to a power equal to 365/7 and subtracting 1. The Fund's equivalent taxable yield is computed by dividing that portion of the Fund's yield which is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the Fund's yield that is not tax-exempt.



     Effective November 20, 1995, the Fund's separate "Investor" and "Class R" designations were eliminated and the Fund became a single class Fund. For the seven-day period ended June 30, 1996, the Fund's yield was 3.01%, effective yield was 3.05% and equivalent taxable yield* was 5.60%. These yields reflect the waiver of a portion of the management fee by Dreyfus, without which the Fund's seven-day yield, effective yield and equivalent taxable yield* for the period ended June 30, 1996, would have been 2.91%, 2.95% and 5.41%, respectively. See "Management of the Fund" in the Prospectus.


     From time to time, advertising material for the Fund may include biographical information relating to its portfolio manager and may refer to, or include commentary by the portfolio manager relating to investment strategy, asset growth, current or past business, political, economic or financial conditions and other matters of general interest to investors.

_______________
* Example assumes a Federal marginal tax rate of 36% and a California marginal tax rate of 10% (combined effective rate of 42.40%).



            DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES


     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Dividends, Other Distributions and Taxes."



     The Fund intends to satisfy the requirements for qualifying as a "regulated investment company" under Subchapter M of the Code. Provided the Fund distributes at least 90% of its taxable net investment income, including market discount and net realized short-term capital gains, and 90% of the tax-exempt interest income (reduced by certain expenses), the Fund, if it qualifies as a regulated investment company, will not be liable for Federal income taxes to the extent its taxable net investment income and capital gain net income are distributed to its shareholders.


     Because the Fund will distribute exempt-interest dividends, interest on indebtedness incurred by a shareholder to purchase or carry Fund shares is not deductible for Federal income tax purposes. If a shareholder receives an exempt-interest dividend with respect to shares of the Fund and if such shares are held by the shareholder for six months or less, then any loss on the redemption or exchange of such shares will, to the extent of such exempt-interest dividends, be disallowed. In addition, the Code may require a shareholder, if he or she receives exempt-interest dividends, to treat as taxable income a portion of certain otherwise non-taxable social security and railroad retirement benefit payments. Furthermore, that portion of an exempt-interest dividend paid by the Fund which represents income from private activity bonds may not retain its tax-exempt status in the hands of a shareholder who is a "substantial user" of a facility financed by such bonds, or a "related person" thereof. Moreover, as noted in the Fund's Prospectus, some or all of the Fund's dividends may be a specific preference item, or a component of an adjustment item, for purposes of the Federal individual and corporate alternative minimum taxes. In addition, the receipt of Fund dividends and distributions may affect a foreign corporate shareholder's Federal "branch profits" tax liability and a Subchapter S corporation shareholder's Federal "excess net passive income" tax liability.
Shareholders should consult their own tax advisers as to whether they are (1) substantial users with respect to a facility or related to such users within the meaning of the Code or (2) subject to a Federal alternative minimum tax, any applicable state alternative minimum tax, the Federal branch profits tax, or the Federal excess net passive income tax.

     Dividends derived by the Fund from tax-exempt interest are designated as tax-exempt in the same percentage of the day's dividend as the actual tax-exempt income earned that day. Thus, the percentage of the dividend designated as tax-exempt may vary from day to day. Similarly, dividends derived by the Fund from interest on California Municipal Obligations will be designated as exempt from the State of California taxation in the same percentage of the day's dividend as the actual interest on California Municipal Obligations earned on that day.

     The Fund is required to withhold and remit to the U.S. Treasury 31% of the taxable dividends paid by the Fund and the distributions paid by the Fund (in excess of $10 on an annualized basis) with respect to any non-corporate shareholder who fails to furnish or certify his or her correct taxpayer identification number, who has been notified that he or she is to subject to back up withholding due to underreporting of dividend or interest income or who fails to certify that he or she has provided a correct taxpayer identification number, and that he or she is not subject to such withholding. An individual's tax identification number is his or her social security number. The backup withholding tax is not an additional tax and may be credited against a shareholder's regular Federal income tax liability.

     The foregoing is only a summary of certain tax considerations generally affecting the Fund and its shareholders, and is not intended as a substitute for careful tax planning. Individuals may be exempt from California state and local personal income taxes on exempt-interest income derived from obligations of issuers located in California, but are usually subject to such taxes on such dividends that are derived from obligations of issuers located in other jurisdictions. Investors are urged to consult their tax advisers with specific reference to their own tax situations.



                   INFORMATION ABOUT THE FUND


     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "General Information."


     The Trust is an open-end management investment company organized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts by an Agreement and Declaration of Trust dated March 28, 1983, amended and restated December 9, 1992, and subsequently further amended. On March 31, 1994, the Trust changed its name from "The Boston Company Tax-Free Municipal Funds" to "The Laurel Tax-Free Municipal Funds." The Trust's name was then changed from "The Laurel Tax-Free Municipal Funds" to "The Dreyfus/Laurel Tax-Free Municipal Funds" effective October 17, 1994. On November 20, 1995, the Fund's name was changed from "Dreyfus/Laurel California Tax-Free Money Fund" to "Dreyfus BASIC California Municipal Money Market Fund."

     The Trustees have authority to create an unlimited number of shares of beneficial interest, without par value, in separate series. Each series will be treated as a separate entity. Currently, seven series have been authorized (each a "fund"). The Trustees have authority to create additional series at any time in the future without shareholder approval.

     Each share (regardless of class) has one vote. On each matter submitted to a vote of the shareholders, all shares of each fund or class shall vote together as a single class, except as to any matter for which a separate vote of any fund or class is required by the Act and except as to any matter which affects the interest of a particular fund or class, in which case only the holders of shares of the one or more affected funds or classes shall be entitled to vote, each as a separate class.

     The assets received by the Trust for the issue or sale of shares of each fund and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are specifically allocated to such fund, and constitute the underlying assets of such fund. The underlying assets of each fund are required to be segregated on the books of account, and are to be charged with the expenses in respect to such fund and with a share of the general expenses of the Trust. Any general expenses of the Trust not readily identifiable as belonging to a particular fund shall be allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable, taking into consideration, among other things, the relative sizes of the funds and the relative difficulty in administering each fund. Each share of each fund represents an equal proportionate interest in that fund with each other share and is entitled to such dividends and distributions out of the income belonging to such fund as are declared by the Trustees. Upon any liquidation of a fund, shareholders thereof are entitled to share pro rata in the net assets belonging to that fund available for distribution.

     The Trust does not hold annual meetings of shareholders. There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Under the Act, shareholders of record of no less than two-thirds of the outstanding shares of the Trust may remove a Trustee through a declaration in writing or by a vote cast in person or by proxy at a meeting called for that purpose. The Trustees are required to call a meeting of shareholders for the purposes of voting upon the question of removal of any Trustee when requested in writing to do so by the shareholders of record of not less than 10% of the Trust's outstanding shares.

     Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee. The Agreement and Declaration of Trust provides for indemnification from the Trust's property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations, a possibility which Dreyfus believes is remote. Upon payment of any liability incurred by the Trust, the shareholder paying such liability will be entitled to reimbursement from the general assets of the Trust. The Trustees intend to conduct the operations of each fund in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of such fund.


                     PRINCIPAL SHAREHOLDERS


     As of October 21, 1996, the following companies/individuals owned beneficially 5% or more of the outstanding shares of the Fund: Boston Company, Attention: John Kacinko, Three Mellon Bank Center, Pittsburgh, PA 15259, 37.6% record.



                  CUSTODIAN AND TRANSFER AGENT


     Mellon Bank, which is located at One Mellon Bank Center, Pittsburgh, PA 15219, serves as the Fund's custodian. Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, located at One American Express Plaza, Providence, Rhode Island 02903, is the Fund's transfer and dividend disbursing agent. Under a transfer agency agreement with the Fund, the Transfer Agent arranges for the maintenance of shareholder account records for the Fund, the handling of certain communications between shareholders and the Fund and the payment of dividends and distributions payable by the Fund. For these services, the Transfer Agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Fund during the month, and is reimbursed for certain out-of-pocket expenses. Dreyfus Transfer, Inc. and Mellon Bank, as custodian, have no part in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.



                COUNSEL AND INDEPENDENT AUDITORS

     Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, N.W., Second Floor, Washington, D.C., 20036-1800, has passed upon the legality of the shares offered by the Prospectus and this Statement of Additional
Information.


     KPMG Peat Marwick LLP, 345 Park Avenue, New York, New York 10154, was appointed by the Board of Trustees to serve as the Fund's independent auditors for the year ending June 30, 1997, providing audit services including (1) examination of the annual financial statements, (2) assistance, review and consultation in connection with the SEC and (3) review of the annual Federal income tax return filed on behalf of the Fund.



                      FINANCIAL STATEMENTS


     The Fund's Annual Report for the fiscal year ended June 30, 1996 accompanies this Statement of Additional Information, and the financial statements contained therein, and related notes, are incorporated by reference herein.


                           APPENDIX A

                    RISK FACTORS - INVESTING
              IN CALIFORNIA MUNICIPAL OBLIGATIONS

     Certain California (the "State") constitutional amendments, legislative measures, executive orders, civil actions and voter initiatives, as well as the general financial condition of the State, could adversely affect the ability of issuers of California Municipal Obligations to pay interest and principal on such obligations. The following information constitutes only a brief summary, does not purport to be a complete description, and is based on information drawn from official statements relating to securities offerings of the State of California and various local agencies, available as of the date of this Statement of Additional Information. While the Fund has not independently verified such information, it has no reason to believe that such information is not correct in all material respects.

     Recent Developments. From mid-1990 to late 1993, the State suffered a recession with the worst economic, fiscal and budget conditions since the 1930s. Construction, manufacturing (especially aerospace), exports and financial services, among others, were all severely affected. Job losses have been the worst of any post-war recession. Unemployment reached 10.1% in January 1994, but fell sharply to 7.7% in October and November 1994. According to the State's Department of Finance, recovery from the recession in California began in 1994.

     The recession seriously affected State tax revenues, which basically mirror economic conditions. It also has caused increased expenditures for health and welfare programs. The State also has been facing a structural imbalance in its budget with the largest programs supported by the General Fund (K-12 schools and community colleges, health and welfare, and corrections) growing at rates higher than the growth rates for the principal revenue sources of the General Fund. As a result, the State experienced recurring budget deficits in the late 1980s and early 1990s. The State Controller reported that expenditures exceeded revenues for four of the five fiscal years ending with 1991-92. The State had an operating surplus of approximately $109 million in 1992-93 and $836 million in 1993-94. However, at June 30, 1994, according to the Department of Finance, the State's Special Fund for Economic Uncertainties ("SFEU") still had a deficit, on a budget basis, of approximately $1.8 billion.

     The accumulated budget deficits over the past several years, together with expenditures for school funding which have not been reflected in the budget, and reduction of available internal borrowable funds, have combined to significantly deplete the State's cash resources to pay its ongoing expenses. In order to meet its cash needs, the State has had to rely for several years on a series of external borrowings, including borrowings past the end of a fiscal year. Such borrowings are expected to continue in future fiscal years. To meet its cash flow needs in the 1994-95 fiscal year the State issued, in July and August 1994, $4.0 billion of revenue anticipation warrants which mature on April 25, 1996, and $3.0 billion of revenue anticipation notes which matured on June 28, 1995.

     As a result of the deterioration in the State's budget and cash situation, the rating agencies reduced the State's credit ratings. Between October 1991 and July 1994, the rating on the State's general obligation bonds was reduced by S&P from "AAA" to "A," by Moody's from "Aaa" to "A1" and by Fitch from "AAA" to "A."


     The 1994-95 Fiscal Year Budget (as updated in the January 10, 1995 Governor's Budget) projected $42.4 billion of General Fund revenues and transfers and $41.7 billion of budgeted expenditures. In addition, the 1994-95 Budget Act anticipates deferring retirement of about $1 billion of the accumulated budget deficit to the 1995-96 fiscal year when it is intended to be fully retired by June 30, 1996.


     The Governor's Budget for 1995-96 proposes General Fund revenues and transfers of $42.5 billion and expenditures of $41.7 billion, which was estimated to leave a balance of approximately $92 million in the budget reserve, the SFEU, at June 30, 1996 after repayment of the accumulated budget deficits. The Budget proposal is based on a number of assumptions, including receipt of $830 million from the Federal government to offset costs of undocumented and refugee immigrants.


     On December 6, 1994, Orange County, California (the "County"), together with its pooled investment funds (the "County Funds") filed for protection under Chapter 9 of the Federal Bankruptcy Code, after reports that the County Funds had suffered significant market losses in their investments, causing a liquidity crisis for the County Funds and the County. More than 1200 other public entities, most of which, but not all, are located in the County, were also depositors in the Funds. As of mid-January 1995, following a restructuring of most of the Funds' assets to increase their liquidity and reduce their exposure to interest rate increases, the County estimated the Funds' loss at about $1.69 billion, or about 23% of their initial deposits of approximately $7.5 billion. Many of the entities which deposited monies in the Funds, including the County, faced cash interim and/or extended flow difficulties because of the bankruptcy filing and may be required to reduce programs or capital projects. The County has embarked on a fiscal recovery plan based on sharp reductions in services and personnel, and rescheduling of outstanding short term debt using certain new revenues transferred to the County from other local governments pursuant to special legislation enacted in October 1995.


     The State has no existing obligation with respect to any outstanding obligations or securities of the County or any of the other participating entities. However, in the event the County is unable to maintain county administered State programs because of insufficient resources, it may be necessary for the State to intervene, but the State cannot presently predict what, if any, action may occur.

     On January 17, 1994, an earthquake of the magnitude of an estimated 6.8 on the Richter Scale struck Los Angeles causing significant damage to public and private structures and facilities. Although some individuals and businesses suffered losses totaling in the billions of dollars, the overall effect of the earthquake on the regional and State economy is not expected to be serious.

     State Finances. State moneys are segregated into the General Fund and approximately 600 Special Funds. The General Fund consists of the revenues received into the State Treasury and earnings from State investments, which are not required by law to be credited to any other fund. The General Fund is the principal operating fund for the majority of governmental activities and is the depository of most major State revenue sources.

     The SFEU is funded with General Fund revenues and was established to protect the State from unforeseen reduced levels of revenues and/or unanticipated expenditure increases. Amounts in the SFEU may be transferred by the Controller as necessary to meet cash needs of the General Fund. The Controller is required to return moneys so transferred without payment of interest as soon as there are sufficient moneys in the General Fund. For budgeting and accounting purposes, any appropriation made from the SFEU is deemed an appropriation from the General Fund. For year-end reporting purposes, the Controller is required to add the balance in the SFEU to the balance in the General Fund so as to show the total monies then available for General Fund purposes.


     Inter-fund borrowing has been used for many years to meet temporary imbalances of receipts and disbursements in the General Fund. As of June 30, 1994, the General Fund had outstanding loans in the aggregate principal amount of $43 million to the General Fund from the SFEU and outstanding loans in the aggregate principal amount of $5.2 billion, which consisted of $4.0 billion of internal loans to the General Fund from the SFEU and other Special Funds and $1.2 billion of external loans represented by the 1994 revenue anticipation warrants.


     Articles XIIIA and XIIIB to the State Constitution and Other Revenue Law Changes. Prior to 1977, revenues of the State government experienced significant growth primarily as a result of inflation and continuous expansion of the tax base of the State. In 1978, State voters approved an amendment to the State Constitution known as Proposition 13, which added
Article XIIIA to the State Constitution, reducing ad valorem local property taxes by more than 50%. In addition, Article XIIIA provides that additional taxes may be levied by cities, counties and special districts only upon approval of not less than a two-thirds vote of the "qualified electors" of such district, and requires not less than a two-thirds vote of each of the two houses of the State Legislature to enact any changes in State taxes for the purpose of increasing revenues, whether by increased rate or changes in methods of computation.

     Primarily as a result of the reductions in local property tax revenues received by local governments following the passage of Proposition 13, the Legislature undertook to provide assistance to such governments by substantially increasing expenditures from the General Fund for that purpose beginning in the 1978-79 fiscal year. In recent years, in addition to such increased expenditures, the indexing of personal income tax rates (to adjust such rates for the effects of inflation), the elimination of certain inheritance and gift taxes and the increase of exemption levels for certain other such taxes had a moderating impact on the growth in State revenues. In addition, the State has increased expenditures by providing a variety of tax credits, including renters' and senior citizens' credits and energy credits.

     The State is subject to an annual "appropriations limit" imposed by
Article XIIIB of the State Constitution adopted in 1979. Article XIIIB prohibits the State from spending "appropriations subject to limitation" in excess of the appropriations limit imposed. "Appropriations subject to limitations" are authorizations to spend "proceeds of taxes," which consist of tax revenues, and certain other funds, including proceeds from regulatory licenses, user charges or other fees to the extent that such proceeds exceed "the cost reasonably borne by such entity in providing the regulation, product or service." One of the exclusions from these limitations is "debt service" (defined as "appropriations required to pay the cost of interest and redemption charges, including the funding of any reserve or sinking fund required in connection therewith, on indebtedness existing or legally authorized as of January 1, 1979 or on bonded indebtedness thereafter approved" by the voters). In addition, appropriations required to comply with mandates of courts or the Federal government and, pursuant to Proposition 111 enacted in June 1990, appropriations for qualified capital outlay projects and appropriations of revenues derived from any increase in gasoline taxes and motor vehicle weight fees above January 1, 1990 levels are not included as appropriations subject to limitation. In addition, a number of recent initiatives were structured or proposed to create new tax revenues dedicated to certain specific uses, with such new taxes expressly exempted from the Article XIIIB limits (e.g., increased cigarette and tobacco taxes enacted by Proposition 99 in 1988). The appropriations limit also may be exceeded in cases of emergency. However, unless the emergency arises from civil disturbance or natural disaster declared by the Governor, and the appropriations are approved by two-thirds of the Legislature, the appropriations limit for the next three years must be reduced by the amount of the excess.

     The State's appropriations limit in each year is based on the limit for the prior year, adjusted annually for changes in California per capita personal income and changes in population, and adjusted, when applicable, for any transfer of financial responsibility of providing services to or from another unit of government. The measurement of change in population is a blended average of statewide overall population growth, and change in attendance at local school and community college ("K-14") districts. As amended by Proposition 111, the appropriations limit is tested over consecutive two-year periods. Any excess of the aggregate "proceeds of taxes" received over such two-year periods above the combined appropriations limits for those two years is divided equally between transfers to K-14 districts and refunds to taxpayers.

     As originally enacted in 1979, the State's appropriations limit was based on its 1978-79 fiscal year authorizations to expend proceeds of taxes and was adjusted annually to reflect changes in cost of living and population (using different definitions, which were modified by Proposition 111). Commencing with the 1991-92 fiscal year, the State's appropriations limit is adjusted annually based on the actual 1986-87 limit, and as if Proposition 111 had been in effect. The State Legislature has enacted legislation to implement Article XIIIB which defines certain terms used in Article XIIIB and sets forth the methods for determining the State's appropriations limit. Government Code Section 7912 requires an estimate of the State's appropriations limit to be included in the Governor's Budget, and thereafter to be subject to the budget process and established in the Budget Act.


     For the 1990-91 fiscal year, the State appropriations limit was $32.7 billion, and appropriations subject to limitation were $7.51 billion under the limit. The limit for the 1991-92 fiscal year was $34.2 billion, and appropriations subject to limitations were $3.8 billion under the limit. The limit for the 1992-93 fiscal year was $35.01 billion, and the appropriations subject to limitation were $7.53 billion under the limit. The limit for the 1993-94 fiscal year was $36.60 billion, and the appropriations subject to limitation were $6.74 billion under the limit. The limit for the 1994-95 fiscal year was $37.53 billion, and the appropriations subject to limitations were $5.93 billion under the limit. The estimated limit for the 1995-96 fiscal year is $39.31 billion, and the appropriations subject to limitations are estimated to be $6.47 billion under the limit.


     In November 1988, State voters approved Proposition 98, which changed State funding of public education below the university level and the operation of the State's appropriations limit, primarily by guaranteeing K-14 schools a minimum share of General Fund revenues. Under Proposition 98 (as modified by Proposition 111, which was enacted in June 1990), K-14 schools are guaranteed the greater of (a) 40.3% of General Fund revenues ("Test 1"),
(b) the amount appropriated to K-14 schools in the prior year, adjusted for changes in the cost of living (measured as in Article XIIIB by reference to California per capita personal income) and enrollment ("Test 2"), or (c) a third test, which would replace the second test in any year when the percentage growth in per capita General Fund revenues from the prior year plus .5% is less than the percentage growth in California per capita personal income ("Test 3"). Under "Test 3," schools would receive the amount appropriated in the prior year adjusted for changes in enrollment and per capita General Fund revenues, plus an additional small adjustment factor. If "Test 3" is used in any year, the difference between "Test 3" and "Test 2" would become a "credit" to schools which would be the basis of payments in future years when per capita General Fund revenue growth exceeds per capita personal income growth.

     Proposition 98 permits the Legislature by two-thirds vote of both houses, with the Governor's concurrence, to suspend the K-14 schools' minimum funding formula for a one-year period. In the fall of 1989, the Legislature and the Governor utilized this provision to avoid having 40.3% of revenues generated by a special supplemental sales tax enacted for earthquake relief go to K-14 schools. Proposition 98 also contains provisions transferring certain State tax revenues in excess of the Article XIIIB limit to K-14 schools.

     The 1991-92 Budget Act, applying "Test 2" of Proposition 98, appropriated approximately $18.4 billion for K-14 schools pursuant to Proposition 98. During the course of the fiscal year, revenues proved to be substantially below expectations. By the time the Governor's Budget was introduced in January 1992, it became clear that per capita growth in General Fund revenues for 1991-92 would be far smaller than the growth in California per capita personal income and the Governor's Budget therefore reflected a reduction in Proposition 98 funding in 1991-92 by applying "Test 3" rather than "Test 2."

     In response to the changing revenue situation and to fully fund the Proposition 98 guarantee in both the 1991-92 and 1992-93 fiscal years without exceeding it, the Legislature enacted several bills as part of the 1992-93 budget package which responded to the fiscal crisis in education funding. Fiscal year 1991-92 Proposition 98 appropriations for K-14 schools were reduced by $1.083 billion. In order to not adversely impact cash received by school districts, however, a short-term loan was appropriated from the non-Proposition 98 State General Fund. The Legislature then appropriated $16.6 billion to K-14 schools for 1992-93 (the minimum guaranteed by Proposition
98), but designated $1.083 billion of this amount to "repay" the prior year loan, thereby reducing cash outlays in 1992-93 by that amount. In addition to reducing the 1991-92 fiscal year appropriations for K-14 schools by $1.083 billion and converting the amount to a loan (the "inter-year adjustment"), Chapter 703, Statutes of 1992 also made an adjustment to "Test 1," based on the additional $1.2 billion of local property taxes that were shifted to schools and community colleges. The "Test 1" percentage changed from 40% to 37%. Additionally, Chapter 703 contained a provision that if an appellate court should determine that the "Test 1" recalculation or the inter-year adjustment is unconstitutional, unenforceable or invalid, Proposition 98 would be suspended for the 1992-93 fiscal year, with the result that K-14 schools would receive the amount intended by the 1992-93 Budget Act compromise.

     The State Controller stated in October 1992 that, because of a drafting error in Chapter 703, he could not implement the $1.083 billion reduction of the 1991-92 school funding appropriation, which was part of the inter-year adjustment. The Legislature untimely enacted corrective legislation as part of the 1993-94 Budget package to implement the $1.083 billion inter-year adjustment as originally intended.


     In the 1992-93 Budget Act, a new loan of $732 million was made to K-12 schools in order to maintain per-average daily attendance ("ADA") funding at the same level as 1991-92, at $4,187. An additional loan of $241 million was made to community college districts. These loans are to be repaid from future Proposition 98 entitlements. (The teachers' organization lawsuit also seeks to declare invalid the provision making the $732 million a loan "repayable" from future years' Proposition 98 funds. Including both State and local funds, and adjusting for the loans and repayments, on a cash basis, total Proposition 98 K-12 funding in 1992-93 increased to $21.5 billion, 2.4% more than the amount in 1992-93 ($21.0 billion).


     Based on revised State tax revenues and estimated decreased reported pupil enrollment, the 1993-94 Budget Act projected that the 1992-93 Proposition 98 Budget Act appropriations of $16.6 billion exceeded a revised minimum guarantee by $313 million. As a result, the 1993-94 Budget Act reverted $25 million in 1992-93 appropriations to the General Fund. Limiting the reversion to this amount ensures that per ADA funding for general purposes will remain at the prior year level of $4,217 per pupil. The 1993-94 Governor's Budget subsequently proposed deficiency funding of $121 million for school apportionments and special education, increasing funding per pupil in 1992-93 to $4,244. The 1993-94 Budget Act also designated $98 million in 1992-93 appropriations toward satisfying prior years' guarantee levels, an obligation that resulted primarily from updating State tax revenues for 1991-92, and designates $190 million as a loan repayable from 1993-94 funding.

     The 1993-94 Budget Act projected the Proposition 98 minimum funding level at $13.5 billion based on the "Test 3" calculation where the guarantee is determined by the change in per capita growth in General Fund revenues, which are projected to decrease on a year-over-year basis. This amount also takes into account increased property taxes transferred to school districts from other local governments.

     Legislation accompanying the 1993-94 Budget Act (Chapter 66/93) provided a new loan of $609 million to K-12 schools in order to maintain per ADA funding at $4,217 and a loan of $178 million to community colleges. These loans have been combined with the K-14 1992-93 loans into one loan totalling $1.760 billion. Repayment of this loan would be from future years' Proposition 98 entitlements, and would be conditioned on maintaining current funding levels per pupil for K-12 schools. Chapter 66 also reduced the "Test 1" percentage to 35% to reflect the property tax shift among local government agencies.

     The 1994-95 Budget Act appropriated $14.4 billion of Proposition 98 funds for K14 schools based on Test 2. This exceeds the minimum Proposition 98 guarantee by $8 million to maintain K-12 funding per pupil at $4,217. Based upon updated State revenues, growth rates and inflation factors, the 1994-95 Budget Act appropriated an additional $286 million within Proposition 98 for the 1993-94 fiscal year, to reflect a need in appropriations for school districts and county offices of education, as well as an anticipated deficiency in special education fundings. These and other minor appropriation adjustments increase the 1993-94 Proposition 98 guarantee to $13.8 billion, which exceeds the minimum guarantee in that year by $272 million and provides per pupil funding of $4,225.

     The 1995-96 Governor's Budget adjusts the 1993-94 minimum guarantee to reflect changes in enrollment and inflation, and 1993-94 Proposition 98 appropriations were increased to $14.1 billion, primarily to reflect changes in the statutory continuous appropriation for apportionments. The revised appropriations now exceed the minimum guarantee by $32 million. This appropriation level still provides per-pupil funding of $4,225.

     The 1994-95 Proposition 98 minimum guarantee also has been adjusted for changes in factors described above, and is now calculated to be $14.9 billion. Within the minimum guarantee, the dollars per pupil have been maintained at the prior year's level; consequently, the 1994-95 minimum guarantee now includes a loan repayment of $135 million, and the per-pupil funding increases to $4,231.

     The 1995-96 Governor's Budget proposes to appropriate $15.9 billion of Proposition 98 funds to K-14 to meet the guarantee level. Included within the guarantee is a loan repayment of $379 million for the combined outstanding loans of $1.76 billion. Funding per pupil is estimated to increase by $61 over 1994-95 to $4,292.


     Sources of Tax Revenue. The California personal income tax, which in 1994-95 contributed about 43% of General Fund revenues, is closely modeled after the Federal income tax law. It is imposed on net taxable income (gross income less exclusions and deductions). The tax is progressive with rates ranging from 1% to 9.3%. Personal, dependent, and other credits are allowed against the gross tax liability. In addition, taxpayers may be subject to an alternative minimum tax ("AMT") which is much like the Federal AMT. This is designed to ensure that excessive use of tax preferences does not reduce taxpayers' liabilities below some minimum level. Legislation enacted in July 1991 added two new marginal tax rates, at 10% and 11%, effective for tax years 1991 through 1995.


     The personal income tax is adjusted annually by the change in the consumer price index to prevent taxpayers from being pushed into higher tax brackets without a real increase in income.


     The sales tax is imposed upon retailers for the privilege of selling tangible personal property in California. Most retail sales and leases are subject to the tax. However, exemptions have been provided for certain essentials such as food for home consumption, prescription drugs, gas, electricity and water. Sales tax accounted for about 34% of General Fund revenue in 1994-95. Bank and corporation tax revenues comprised about 13% of General Fund revenue in 1994-95. In 1989, Proposition 99 added a 25 cents per pack excise tax on cigarettes, and a new equivalent excise tax on other tobacco products. Legislation enacted in 1993 added an additional 2 cents per pack for the purpose of funding breast cancer research.


     General Financial Condition of the State. In the years following enactment of the Federal Tax Reform Act of 1986, and conforming changes to the State's tax laws, taxpayer behavior became more difficult to predict, and the State experienced a series of fiscal years in which revenue came in significantly higher or lower than original estimates. The 1989-90 fiscal year ended with revenues below estimates and the SFEU was fully depleted by June 30, 1990. This date essentially coincided with the date of the most recent recession, and the State subsequently accumulated a budget deficit in the SFEU approaching $2.8 billion at its peak. The State's budget problems in recent years also have been caused by a structural imbalance which has been identified by the current and previous Administrations. The largest General Fund programs -- K-14 education, health, welfare and corrections -- were increasing faster than the revenue base, driven by the State's rapid population increases.

     Starting in the 1990-91 fiscal year, each budget required multibillion dollar actions to bring projected revenues and expenditures into balance and to close large "budget gaps" which were identified. The Legislature and Governor eventually agreed on significant cuts in program expenditures, some transfers of program responsibilities and funding from the State to local governments, revenue increases (particularly in the 1991-92 fiscal year budget), and various one-time adjustments and accounting changes. However, as the recession took hold and deepened after the summer of 1990, revenues dropped sharply and expenditures for health and welfare programs increased as job losses mounted, so that the State ended each of the 1990-91 and 1991-92 fiscal years with an unanticipated deficit in the budget reserve, the SFEU, as compared to projected positive balances.

     As a result of the revenue shortfalls accumulating for the previous two fiscal years, the Controller in April 1992 indicated that cash resources (including borrowing from Special Funds) would not be sufficient to meet all General Fund obligations due on June 30 and July 1, 1992. On June 25, 1992, the Controller issued $475 million of 1992 Revenue Anticipation Warrants (the "1992 Warrants") in order to provide funds to cover all necessary payments from the General Fund at the end of the 1991-92 fiscal year and on July 1, 1992. The 1992 Warrants were paid on July 24, 1992. In addition to the 1992 Warrants, the Controller reported that as of June 30, 1992, the General Fund had borrowed $1.336 billion from the SFEU and $4.699 billion from other Special Funds, using all but about $183 million of borrowable cash resources.

     To balance the 1992-93 Governor's Budget, program reductions totalling $4.365 billion and a revenue and transfer increase of $872 million were proposed for the 1991-92 and 1992-93 fiscal years. Economic performance in the State continued to be sluggish after the 1992-93 Governor's Budget was prepared. By the time of the "May Revision," issued on May 20, 1992, the Administration estimated that the 1992-93 Budget needed to address a gap of about $7.9 billion, much of which was needed to repay the accumulated budget deficits of the previous two years.

     The severity of the budget actions needed led to a long delay in adopting the budget. With the failure to enact a budget by July 1, 1992, the State had no legal authority to pay many of its vendors until the budget was passed. Starting on July 1, 1992, the Controller was required to issue "registered warrants" in lieu of normal warrants backed by cash to pay many State obligations. Available cash was used to pay constitutionally mandated and priority obligations, such as debt service on bonds and revenue anticipation warrants. Between July 1 and September 4, 1992, the Controller issued an aggregate of approximately $3.8 billion of registered warrants payable from the General Fund, all of which were called for redemption by September 4, 1992 following enactment of the 1992-93 Budget Act and issuance by the State of $3.3 billion of interim notes.

     The Legislature enacted the 1992-93 Budget Bill on August 29, 1992, and it was signed by the Governor on September 2, 1992. The 1992-93 Budget Act provided for expenditures of $57.4 billion and consisted of General Fund expenditures of $40.8 billion and Special Fund and Bond Fund expenditures of $16.6 billion. The Department of Finance estimated a balance in the SFEU of $28 million on June 30, 1993.

     The $7.9 billion budget gap was closed primarily through cuts in the program expenditures (principally for health and welfare programs, aid to schools and support for higher education), together with some increases in revenues from accelerated collections and changes in tax laws to confirm to Federal law changes, and a variety of on-time inter-fund transfers and deferrals. The other major component of the budget compromise was a law requiring local governments to transfer a total of $1.3 billion to K-12 school and community college districts, thereby reducing by that amount General Fund support for those districts under Proposition 98.

     In May 1993, the Department of Finance projected that the General Fund would end the fiscal year on June 30, 1993 with an accumulated budget deficit of about $2.8 billion, and a negative fund balance of about $2.2 billion (the difference being certain reserves for encumbrances and school funding costs). As a result, the State issued $5 billion of revenue anticipation notes and warrants.

     The Governor's 1993-94 Budget, introduced on January 8, 1993, proposed General Fund expenditures of $37.3 billion, with projected revenues of $39.9 billion. It also proposed Special Fund expenditures of $12.4 billion and Special Fund revenues of $12.1 billion. The 1993-94 fiscal year represented the third consecutive year the Governor and the Legislature were faced with a very difficult budget environment, requiring revenue actions and expenditure cuts totaling billions of dollars to produce a balanced budget. To balance the budget in the face of declining revenues, the Governor proposed a series of revenue shifts from local government, reliance on increased Federal aid and reductions in state spending.

     The "May Revision" of the Governor's Budget, released on May 20, 1993, indicated that the revenue projections of the January Budget Proposal were tracking well, with the full year 1992-93 about $80 million higher than the January projection. Personal income tax revenue was higher than projected, sales tax was close to target, and bank and corporation taxes were lagging behind projections. The May Revision projected the State would have an accumulated deficit of about $2.75 billion by June 30, 1993. The Governor proposed to eliminate this deficit over an 18-month period. He also agreed to retain the 0.5% sales tax scheduled to expire June 30 for a six-month period, dedicated to local public safety purposes, with a November election to determine a permanent extension. Unlike previous years, the Governor's Budget and May Revision did not calculate a "gap" to be closed, but rather set forth revenue and expenditure forecasts and proposals designed to produce a balanced budget.

     The 1993-94 Budget Act was signed by the Governor on June 30, 1993, along with implementing legislation. The Governor vetoed about $71 million in spending. With enactment of the Budget Act, the State carried out its regular cash flow borrowing program for the fiscal year, which included the issuance of approximately $2 billion of revenue anticipation notes that matured on June 28, 1994.

     The 1993-94 Budget Act was predicated on General Fund revenues and transfers estimated at $40.6 billion, about $700 million higher than the January Governor's Budget, but still about $400 million below 1992-93 (and the second consecutive year of actual decline). The principal reasons for declining revenues were the continued weak economy and the expiration (or repeal) of three fiscal steps taken in 1991--a half cent temporary sales tax, a deferral of operating loss carry forwards, and repeal by initiative of a sales tax on candy and snack foods.

     The 1993-94 Budget Act also assumed Special Fund revenues of $11.9 billion, an increase of 2.9% over 1992-93.

     The 1993-94 Budget Act included General Fund expenditures of $38.5 billion (a 6.3% reduction from projected 1992-93 expenditures of $41.1 billion), in order to keep a balanced budget within the available revenues. The Budget also included Special Fund expenditures of $12.1 billion, a 4.2% increase.

     The 1993-94 Budget Act contained no General Fund tax/revenue increases other than a two year suspension of the renters' tax credit.

     Administration reports during the course of the 1993-94 fiscal year indicated that while economic recovery appeared to have started in the second half of the fiscal year, recessionary conditions continued longer than had been anticipated when the 1993-94 Budget Act was adopted. Overall, revenues for the 1993-94 fiscal year were about $800 million lower than original projections, and expenditures were about $780 million higher, primarily because of higher health and welfare caseloads, lower property taxes which require greater State support for K-14 education to make up to shortfall, and lower than anticipated Federal government payments for immigration-related costs. The reports in May and June 1994, indicated that revenues in the second half of the 1993-94 fiscal year were very close to the projections made in the Governor's Budget of January 10, 1994, which was consistent with a slow turn around in the economy.

     The Department of Finance's July 1994 Bulletin, which included final June receipts, reported that June revenues were $114 million (2.5%) above projection, with final end-of-year results at $377 million (about 1%) above the May Revision projections. Part of this result was due to the end-of-year adjustments and reconciliations. Personal income tax and sales tax continued to track projections. The largest factor in the higher than anticipated revenues was from bank and corporation taxes, which were $140 million (18.4%) above projection in June.

     During the 1993-94 fiscal year, the State implemented the Deficit Retirement Plan, which was part of the 1993-94 Budget Act, by issuing $1.2 billion of revenue anticipation warrants in February 1994 that matured December 21, 1994. This borrowing reduced the cash deficit at the end of the 1993-94 fiscal year. Nevertheless, because of the $1.5 billion variance from the original 1993-94 Budget Act assumptions, the General Fund ended the fiscal year at June 30, 1994 carrying forward an accumulated deficit of approximately $1.8 billion.

     Because of the revenue shortfall and the State's reduced internal borrowable cash resources, in addition to the $1.2 billion of revenue anticipation warrants issued as part of the Deficit Retirement Plan, the State issued an additional $2.0 billion of revenue anticipation warrants that matured July 26, 1994, which were needed to fund the State's obligations and expenses through the end of the 1993-94 fiscal year.

     The 1994-95 fiscal year represented the fourth consecutive year the Governor and Legislature were faced with a very difficult budget environment to produce a balanced budget. Many program cost and budgetary adjustments had already been made in the last three years. The Governor's Budget Proposal, as updated in May and June 1994, recognized that the accumulated deficit could not be repaid in one year, and proposed a two-year solution. The budget proposal set forth revenue and expenditure forecasts and revenue and expenditure proposals which estimated operating surpluses for the budget for both 1994-95 and 1995-96, and lead to the elimination of the accumulated budget deficit, estimated at about $1.8 billion at June 30, 1994, by June 30, 1996.

     The 1994-95 Budget Act, signed by the Governor on July 8, 1994, projected revenues and transfers of $41.9 billion, $2.1 billion higher than revenues in 1993-94. This reflected the Administration's forecast of an improving economy. Also included in this figure was the projected receipt of about $360 million from the Federal government to reimburse the State's cost of incarcerating undocumented immigrants, most of which eventually was not received.

     The 1994-95 Budget Act projected Special Fund revenues of $12.1 billion, a decrease of 2.4% from 1993-94 estimated revenues.

     The 1994-95 Budget Act projected General Fund expenditures of $40.9 billion, an increase of $1.6 billion over the 1993-94 fiscal year. The 1994-95 Budget Act also projected Special Fund expenditures of $13.7 billion, a 5.4% increase over 1993-94 fiscal year estimated expenditures.

     The 1994-95 Budget Act contained no tax increases. Under legislation enacted for the 1993-94 Budget Act, the renters' tax credit was suspended for two years (1993 and 1994). A ballot proposition to permanently restore the renters' tax credit after 1995 failed at the June 1994 election. The Legislature enacted a further one-year suspension of the renters' tax credit, for 1995, saving about $390 million in the 1995-96 fiscal year.

     The 1994-95 Budget Act assumed that the State would use a cash flow borrowing program in 1994-95 which combines one-year notes and two-year warrants, which were issued. Issuance of the warrants allows the State to defer repayment of approximately $1.0 billion of its accumulated budget deficit into the 1995-96 fiscal year. The Budget Adjustment Law enacted along with the 1994-95 Budget Act is designed to ensure that the warrants will be repaid in the 1995-96 fiscal year.

     The Department of Finance Bulletin for April 1995 reported that General Fund revenues for March 1995 were $28 million, or 1.1%, below forecast, and that year-to-date General Fund revenues were $110 million, or 0.4% below forecast.

     Initial Analysis of the Federal fiscal year 1995 budget by the Department of Finance indicates that about $98 million was appropriated for California to offset costs of incarceration of undocumented and refugee immigrants, less than the $356 million which was assumed in the State's 1994-95 Budget Act.



     For the first time in four years, the State entered the upcoming 1995-96 fiscal year with strengthening revenues based on an improving economy. On January 10, 1995, the Governor presented his 1995-96 Fiscal Year Budget Proposal (the "Proposed Budget"). The Proposed Budget estimated General Fund revenues and transfers of $42.5 billion (an increase of 0.2% over 1994-95). This nominal increase from 1994-95 fiscal year reflected the Governor's realignment proposal and the first year of his tax cut proposal. Without these two proposals, General Fund revenues would have been projected at approximately $43.8 billion, or an increase of 3.3% over 1994-95.
Expenditures were estimated at $41.7 billion (essentially unchanged from 1994-
95). Special Fund revenues were estimated at $13.5 billion (10.7% higher than 1994-95) and Special Fund expenditures were estimated at $13.8 billion (12.2% higher than 1994-95). The Proposed Budget projected that the General Fund would end the fiscal year at June 30, 1996 with a budget surplus in SFEU of about $92 million, or less than 1% of General Fund expenditures, and will have repaid all of the accumulated budget deficits.



     The Department of Finance projected in June 1996 that the General Fund would end the fiscal year at June 30, 1996 with a budget surplus in SFEU of $28 million.


     On January 10, 1996, the Governor released his proposed budget for the Fiscal Year 1996-97 (the "Governor's Budget"). The Governor requested total General Fund appropriations of about $45.2 billion, based on projected revenues and transfers of about $45.6 billion, which would leave a budget reserve in SFEU at June 30, 1997 of about $400 million. The Governor renewed a proposal, which had been rejected by the Legislature in 1995, for a 15% phased cut in individual and corporate tax rates over three years (the budget proposal assumes this will be enacted, reducing revenues in 1996-97 by about $600 million). There was also a proposal to restructure trial court funding in a way which would result in a $300 million decrease in General Fund revenues. The Governor requested legislation to make permanent a moratorium on cost of living increases for welfare payments, and suspension of a renters tax credit, which otherwise would go back into effect in the 1996-97 Fiscal Year. He further proposed additional cuts in certain health and welfare programs, and assumed that cuts previously approved by the Legislature will receive Federal approval. The Governor's Budget proposes increases in funding for K-12 schools under Proposition 98, for State higher education systems (with a second year of no student fee increases), and for corrections. The Governor's Budget projects external cash flow borrowing of up to $3.2 billion, to mature by June 30, 1997.


     Recent Economic Trends. Revised employment data indicate that California's recession ended in 1993, and following a period of stability, a solid recovery is now underway. The State's unemployment rate fell from 10.1% in January to 7.7% in October and November 1994. The gap between the national and California jobless rates narrowed from 3.4 percentage points at the beginning of 1994 to an average of 2 percentage points in October and November. The number of unemployed Californians fell by nearly 400,000 during the year, while civilian employment increased more than 300,000 in 1994.


     Other indicators, including retail sales, homebuilding activity, existing home sales and bank lending volume all confirm the State's recovery.


     Personal income was severely affected by the Northridge Earthquake, which reduced the first quarter 1994 figure by $22 billion at an annual rate, reflecting the uninsured damage to residences and unincorporated businesses. As a result, personal income growth for all of 1994 was about 4.2%. However, excluding the Northridge effects, growth would have been in excess of 5%. Personal income is expected to grow 6.6% for 1995.


                           APPENDIX B

INFORMATION ABOUT SECURITIES RATINGS

     The following are excerpts from Description of Moody's Investors' Service, Inc. ("Moody's) municipal bond ratings. Aaa -- judged to be of the "best quality" and are referred to as "gilt edge"; interest payments are protected by a large or by an exceptionally stable margin and principal is secure; Aa -- judged to be of "high quality by all standards," but as to which margins of protection or other elements make long-term risks appear somewhat larger than Aaa-rated Municipal Bonds; together with Aaa group they comprise what are generally known as "high grade bonds"; A -- possess many favorable investment attributes and are considered "upper medium grade obligations." Factors giving security to principal and interest of A-rated Municipal Bonds are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future; Baa -- considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured; interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.

     Moody's applies the numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Baa to indicate ranking within a general rating category; 1 being the highest and 3 the lowest.

     Description of Moody's ratings of state and municipal notes. Moody's ratings for state and municipal notes and other short-term obligations are designated Moody's Investment Grade ("MIG") and for variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). This distinction recognizes the differences between short-term credit risk and long-term risk. Symbols used will be as follows: MIG 1/VMIG 1 --best quality, enjoying strong protection for established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both; MIG 2/VMIG 2 -- high quality, with margins of protection ample although not so large as in the preceding group; MIG 3/VMIG 3 --favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades.

     Description of Moody's commercial paper ratings. PRIME-1 ("P-1") -- judged to be of the best quality. Their short-term debt obligations carry the smallest degree of investment risk; PRIME-2 -- indicates a strong capacity for repayment, but to a lesser degree than 1.

     Description of Standard & Poors ("S&P") Municipal Bond ratings. AAA -- has the highest rating assigned by S&P; extremely strong capacity to pay principal and interest; AA -- has very strong capacity to pay interest and repay principal and differs from the higher rated issues only in a small degree; A -- has a strong capacity to pay principal and interest, although somewhat more susceptible to adverse changes in circumstances and economic conditions; BBB -- regarded as having an adequate capacity to pay principal and interest; normally exhibit adequate protection parameters but adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest than for bonds in the A category. Ratings may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories, except in the AAA category.

     Description of S&P's ratings of municipal note issues. SP-1+ -- very strong capacity to pay principal and interest; SP-1 --strong capacity to pay principal and interest; SP-2 --satisfactory capacity to pay principal and interest.

     Description of S&P's commercial paper ratings. A-1+ --indicates an overwhelming degree of safety regarding timely payment; A-1 -- indicates a very strong degree of safety regarding timely payment; A-2 -- indicates a strong capacity for timely payment but with a relative degree of safety not as overwhelming as for issues designated A-1.

     Description of IBCA Limited/IBCA Inc. commercial paper ratings. Short-term obligations, including commercial paper, rated A-1+ by IBCA Limited or its affiliate IBCA Inc. are obligations supported by the highest capacity for timely repayment. Obligations rated A-1 have a very strong capacity for timely repayment. Obligations rated A-2 have a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

     Description of Fitch Investors Services, Inc. commercial paper ratings. Fitch Investors Services, Inc. employs the rating F-1+ to indicate issues regarded as having the strongest degree of assurance for timely payment. The rating F-1 reflects an assurance of timely payment only slightly less in degree than issues rated F-1+, while the rating F-2 indicates a satisfactory degree of assurance for timely payment, although the margin of safety is not as great as indicated by the F-1+ and F-1 categories.

     Description of Duff & Phelps Inc. commercial paper ratings. Duff & Phelps Inc. employs the designation of Duff 1 with respect to top grade commercial paper and bank money instruments. Duff 1+ indicates the highest certainty of timely payment: short-term liquidity is clearly outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.
Duff 1-indicates high certainty of timely payment. Duff 2 indicates good certainty of timely payment: liquidity factors and company fundamentals are sound.

     Various of the nationally recognized statistical rating organizations ("NRSROs") utilize rankings within rating categories indicated by a + or -. The Fund, in accordance with industry practice, recognizes such rankings within categories as graduations, viewing for example S&P's rating of A-1+ and A-1 as being in S&P's highest rating category.

     Description of Thomson BankWatch, Inc. ("BankWatch") commercial paper ratings. BankWatch will assign both short-term debt ratings and issuer ratings to the issuers it rates. BankWatch will assign a short-term rating ("TBW-1," "TBW-2," "TBW-3," or "TBW-4") to each class of debt (e.g., commercial paper or non-convertible debt), having a maturity of one-year or less, issued by a holding company structure or an entity within the holding company structure that is rated by BankWatch. Additionally, BankWatch will assign an issuer rating ("A," "A/B," "B," "B/C," "C," "C/D," "D," "D/E," and "E") to each issuer that it rates.



Dreyfus BASIC California Municipal Money Market Fund
Statement of Investments                                                                          June 30, 1996

                                                                                         Principal
Tax Exempt Investments--100.0%                                                            Amount            Value
----------------------------------------------------------------------------------      ----------       -----------
Alameda County, MFMR, Refunding, VRDN
  (Quail) 3.10%, Series A (LOC; Federal National Mortgage Association) (a,b)......      $  200,000       $   200,000
Anaheim Housing Authority, MFHR, VRDN (Bel Age Project)
  3.20%, Series A (LOC; Federal National Mortgage Association) (a,b)..............         900,000           900,000
Azusa Redevelopment Agency, Tax Allocation, Prerefunded
  (West End Redevelopment Project)
  8%, Series A, 8/1/96 (Escrowed in; U.S. Government Securities)..................         440,000           450,373
Bay Area Government Association, LR, VRDN (Pooled Project)
  3.10% (LOC; National Westminster Bank) (a,b)....................................         100,000           100,000
Brea Redevelopment Agency, Sub Tax Allocation, Prerefunded
  (Redevelopment Project Area AB)
  8.50%, 9/15/96 (Escrowed in; U.S. Government Securities)........................         475,000           491,482
California Department of Water, Resource Water Revenue, CP
  3.50%, Series 1, 7/16/96 (LOC: Bayerische Landesbank, Credit Suisse,
  Landesbank Hessen, Morgan Guaranty Trust Co. and
  Westdeutsche Landesbank) (b)....................................................       1,000,000         1,000,000
California Educational Facilities Authority, Revenue, Refunding, VRDN
  (Stanford University) 2.90%, Series L-2 (Guaranty; Stanford University) (a).....         900,000           900,000
California Health Facilities Authority, Revenue, Prerefunding
  (Mercy Health Systems)
  7%, Series B, 11/3/96 (Insured; MBIA and Escrowed in;
  U.S. Government Securities).....................................................         185,000           190,686
California Health Facilities Finance Authority, Revenue, VRDN:
  (Catholic Health Care)
    3%, Series B (Insured; MBIA and SBPA; Morgan Guaranty Trust Co.) (a)..........         200,000           200,000
  (Pooled Loan Program) 2.80%, Series B (Insured; FGIC) (a).......................         200,000           200,000
  Refunding:
    (Memorial Health Services) 3% (Guaranty; Memorial Health Services) (a)........       1,600,000         1,600,000
    (Catholic West) 3%, Series B (Insured; MBIA and SBPA;
      Rabobank Nederland) (a).....................................................       1,000,000         1,000,000
California Housing Finance Agency, Multi-Family Revenue, Refunding, VRDN
  3.10%, Series C (LOC; Federal National Mortgage Association) (a,b)..............       1,000,000         1,000,000
California Pollution Control Financing Authority:
  IDR, VRDN (Southdown Inc.) 3.40% (LOC; Societe Generale) (a,b)..................         300,000           300,000
  PCR:
    Refunding:
      CP (Pacific Gas and Electric):
        3.15%, Series E, 7/25/96 (LOC; Morgan Guaranty Trust Co.) (b).............         800,000           800,000
        3.25%, Series C, 7/31/96 (LOC; Credit Suisse) (b).........................         500,000           500,000
    VRDN:
      Refunding (Pacific Gas and Electric)
        3.40%, Series B (LOC: Rabobank Nederland) (a,b)...........................       1,500,000         1,500,000
      (Southdown Inc.):
        3.40% (LOC; Societe Generale) (a,b).......................................         400,000           400,000
        3.40%, Series B (LOC; Societe Generale) (a,b).............................         600,000           600,000
  RRR, VRDN:
    (Burney Forest Produce Project)
      3.65%, Series A (LOC; National Westminster Bank) (a,b)......................         600,000           600,000


Dreyfus BASIC California Municipal Money Market Fund
Statement of Investments (continued)                                                                    June 30, 1996

                                                                                         Principal
Tax Exempt Investments (continued)                                                        Amount            Value
----------------------------------------------------------------------------------      ----------       -----------
California Pollution Control Financing Authority (continued):
  RRR, VRDN (continued):
    (Delano Project) 3.75% (LOC; ABN-Amro Bank) (a,b).............................      $  500,000       $   500,000
    Refunding:
      (Ultra Power Malaga) 3.80%, Series A (LOC; Bank of America) (a,b)...........         400,000           400,000
      (Ultra Power Rocklin):
        3.80%, Series A (LOC; Bank of America) (a,b)..............................         100,000           100,000
        3.80%, Series B (LOC; Bank of America) (a,b)..............................         100,000           100,000
California Public Works Board, LR, Prerefunded
  (Department of Corrections)
  7.375%, Series A, 11/1/96 (Escrowed in; U.S. Government Securities).............         100,000           103,244
California School Cash Reserve Program Authority
  4.75%, Series A, 7/2/97 (Insured; MBIA).........................................       1,300,000         1,311,232
California Statewide Communities Development Corporation, Revenue, VRDN:
  (Karcher Property Project) 3.25%, Series C (LOC; Bayerische Vereinsbank) (a,b)..         500,000           500,000
  (Johanson Project)
    3.25%, Series E (LOC; California State Teacher Retirement System) (a,b).......         300,000           300,000
  (Marko Products) 3.40% (LOC; Bank of Tokyo-Mitsubishi) (a,b)....................         610,000           610,000
  (Tri-Valley) 3.25%, Series F (LOC; ABN-Amro Bank) (a,b).........................         300,000           300,000
Concord, MFMR, VRDN (Crossroads)
  3.10%, Series B (LOC; Federal National Mortgage Association) (a,b)..............         100,000           100,000
Fontana Special Tax Community Facility District #2, Prerefunded
  7.875%, Series A, 9/1/96 (Escrowed in; U.S. Government Securities)..............         100,000           103,244
Foothill Eastern Transportation Corridor Agency, Toll Road, VRDN
  3.10%, Series C (LOC; Credit Suisse) (a,b)......................................         700,000           700,000
Fresno, Water Systems Revenue, (Water Remediation Project)
  5.25%, Series A, 6/1/97 (Insured; FGIC).........................................         100,000           101,335
Huntington Park Redevelopment Agency, Revenue
  (Huntington Park Persons Storage II)
  3.90%, 8/1/96 (LOC; Sanwa Bank) (b).............................................         440,000           440,000
Kern High School District, Refunding, GO Notes
  5.675%, Series A, 8/1/96 (Insured; MBIA)........................................         815,000           816,610
Long Beach, Harbor Revenue, CP
  3.60%, Series A, 7/24/96
  (Line of Credit; Canadian Imperial Bank of Commerce)............................       1,000,000         1,000,000
Los Angeles, Multi-Family Revenue, VRDN (Masselin Manor)
  3.05% (LOC; Bank of America) (a,b)..............................................         300,000           300,000
Los Angeles County:
  Pension Obligation, Refunding, VRDN
    4.10%, Series C (Insured; AMBAC and SBPA; Bank of Nova Scotia) (a)............         600,000           600,000
  TRAN 4.50%, 7/1/96 (LOC: Bank of America, Credit Suisse,
    Morgan Guaranty Trust Co., Swiss Bank Corp., Union Bank of Switzerland
    and Westdeutsche Landesbank) (b)..............................................         500,000           500,000
Los Angeles County Community Development Commission, COP, VRDN
  (Willowbrook Project) 3.15% (LOC; Wells Fargo Bank) (a,b).......................         300,000           300,000
Los Angeles County Transportation Commission,
  Commission Sales Tax Revenue, Prerefunded
  7.60%, Series A, 7/1/96 (Escrowed in; U.S. Government Securities)...............         700,000           714,000


Dreyfus BASIC California Municipal Money Market Fund
Statement of Investments (continued)                                                                 June 30, 1996

                                                                                         Principal
Tax Exempt Investments (continued)                                                        Amount            Value
----------------------------------------------------------------------------------      ----------       -----------
Los Angeles Regional Airports Improvement Corporation, LR, VRDN
  (American Airlines):
    3.65%, Series E (LOC; Wachovia Bank of Georgia) (a,b).........................      $  200,000       $   200,000
    3.65%, Series G (LOC; Wachovia Bank of Georgia) (a,b).........................         100,000           100,000
Metropolitan Water District, CP
  3.60%, Series B, 7/22/96 (Liquidity Facility; Westdeusche Landesbank)...........         800,000           800,000
Modesto, MFHR, Refunding, VRDN (Shadowbrook)
  3.65%, Series A (LOC; Bank of America) (a,b)....................................       1,000,000         1,000,000
Moorpark, Multi-Family Revenue, VRDN (LeClub Apartments Project)
  3.05%, Series A (LOC; Citibank) (a,b)...........................................         400,000           400,000
Newport Beach, Water Revenue, VRDN
  (Water Services Capital Improvement Program)
  5.375% (Insured; FGIC) (a)......................................................         110,000           110,162
North City School Facilities Finance Authority,
  Special Tax Community Facilities District # 1, Prerefunded
  7.35%, Series A, 9/1/96 (Escrowed in; U.S. Government Securities)...............         100,000           100,635
Northern Power Agency, Public Power Revenue, Refunding, VRDN
  (Geothermal Project # 3)
  3.05%, Series A (Insured; AMBAC and SBPA; Bank of Nova Scotia) (a)..............       1,000,000         1,000,000
Ontario, Multi-Family Revenue, VRDN (Vineyard Village Project)
  3.20% (LOC; Federal Home Loan Banks) (a,b)......................................       1,000,000         1,000,000
Orange County, VRDN:
  Apartment Development Revenue, Refunding (Pointe Niguel Project)
    3.40%, Series C (LOC; Wells Fargo Bank) (a,b).................................       1,000,000         1,000,000
  COP (Florence Crittendoc Services)
    3.30% (LOC; Swiss Bank Corp.) (a,b)...........................................         600,000           600,000
Otay Water District, COP, VRDN
  (Capital Project) 3.20% (LOC; Landesbank Hessen) (a,b)..........................         800,000           800,000
Paramount Unified School District, TRAN 4.50%, 6/30/97............................       1,000,000         1,004,790
Rainbow Municipal Water District, Refunding 5.10%, 6/1/97 (Insured; AMBAC)........         225,000           227,802
Regional Airports Improvement Corporation,
  Terminal Facilities Completion Revenue, VRDN (Los Angeles International Airport)
  3.75% (LOC; Societe Generale) (a,b).............................................       1,000,000         1,000,000
Sacramento County, COP, VRDN (Administration Center and Court House Project)
  3.10% (LOC; Union Bank of Switzerland) (a,b)....................................         500,000           500,000
Sacramento Municipal Utilities District, CP
  3.25%, Series H, 8/8/96
  (LOC: Bank of America and Morgan Guaranty Trust Co.) (b)........................       1,000,000         1,000,000
San Diego County:
  MFHR, VRDN (Nationwide)
    3.10%, Series C (LOC; Federal National Mortgage Association) (a,b)............         100,000           100,000
  TRAN 4.50%, 9/30/96
    (LOC: Banque Nationale de Paris and National Westminster Bank) (b)............         500,000           500,989
San Diego Housing Authority, MFHR, VRDN (Market Street Square Project)
  3.10%, Series G (LOC; Barclays Bank) (a,b)......................................       1,035,000         1,035,000
San Francisco City and County, (City Hall Improvement Project)
  7%, Series A, 6/15/97 (Insured; FGIC)...........................................         700,000           722,069
San Francisco City and County Housing Authority, MFHR, VRDN (737 Post Project)
  3.25%, Series D (LOC; Banque Nationale DeParis) (a,b)...........................         200,000           200,000


Dreyfus BASIC California Municipal Money Market Fund
Statement of Investments (continued)                                                                  June 30, 1996

                                                                                         Principal
Tax Exempt Investments (continued)                                                        Amount            Value
----------------------------------------------------------------------------------      ----------       -----------
San Jose Redevelopment Agency, Tax Allocation, Prerefunding
  (Merged Area Redevelopment Project)
  7.50%, Series A, 8/1/96
  (Insured; MBIA and Escrowed in; U.S. Government Securities).....................      $  215,000       $   220,080
San Jose, MFHR, VRDN (Foxchase)
  3%, Series B (Insured; FGIC and Liquidity Facility; FGIC) (a)...................         100,000           100,000
Santa Ana, COP (Santa Ana Recycling Project)
  3.90%, Series A, 5/1/97 (Insured; AMBAC)........................................         500,000           500,000
Santa Clara County, COP, Prerefunding (Capital Project)
  8%, 10/1/96 (Escrowed in; U.S. Government Securities)...........................         200,000           206,367
Simi Valley Unified School District, Prerefunded
  6.875%, 8/1/96
    (Insured; AMBAC and Escrowed in; U.S. Government Securities)..................         200,000           200,631
Southern California Public Power Authority, VRDN (Transmission Project)
  3.10% (Insured; AMBAC and LOC; Swiss Bank Corp.) (a,b)..........................         200,000           200,000
Univeristy Housing Systems, Revenues, Prerefunded:
  7.60%, Series X, 11/1/96
    (Insured; MBIA and Escrowed in; U.S. Government Securities)...................         320,000           330,624
  8%, Series X, 11/1/96
    (Insured; MBIA and Escrowed in; U.S. Government Securities)...................         720,000           744,610
                                                                                        ----------       -----------
TOTAL INVESTMENTS (cost $38,735,965)..............................................                       $38,735,965
                                                                                                         -----------
                                                                                                        -----------

Dreyfus BASIC California Municipal Money Market Fund


Summary of Abbreviations
AMBAC         American Municipal Bond Assurance Corporation      MBIA    Municipal Bond Investors Assurance
COP           Certificate of Participation                                 Insurance Corporation
CP            Commercial Paper                                   MFHR    Multi-Family Housing Revenue
FGIC          Financial Guaranty Insurance Company               MFMR    Multi-Family Mortgage Revenue
GO            General Obligation                                 PCR     Pollution Control Revenue
IDR           Industrial Development Revenue                     RRR     Resources Recovery Revenue
LOC           Letter of Credit                                   SBPA    Standby Bond Purchase Agreement
LR            Lease Revenue                                      TRAN    Tax and Revenue Anticipation Notes
                                                                 VRDN    Variable Rate Demand Notes



Summary of Combined Ratings (Unaudited)

Fitch (c)              or          Moody's             or         Standard & Poor's          Percentage of Value
---------                          --------                       -------------------        --------------------
F1+/F1                             VMIG1/MIG1, P1 (d)             SP1+/SP1, A1+/A1 (d)              84.2%
AAA/AA (e)                         Aaa/Aa (e)                     AAA/AA (e)                        15.8%
                                                                                                  -------
                                                                                                   100.0%
                                                                                                  -------
                                                                                                  -------


Notes to Statement of Investments:
(a) Securities payable on demand. The interest rate, which is subject to change, is based upon bank prime rates or an index of market interest rates.
(b) Secured by letters of credit. At June 30, 1996, 61.8% of the Fund's net assets are backed by letters of credit issued by domestic banks, foreign banks, government agencies and corporations.
(c) Fitch currently provides creditworthiness information for a limited number of investments.
(d) P1 and A1 are the highest ratings assigned tax-exempt commercial paper by Moody's and Standard & Poor's, respectively.
(e) Notes which are not F, MIG or SP rated are represented by bond ratings of the issuers.



See notes to financial statements.

Dreyfus BASIC California Municipal Money Market Fund
Statement of Assets and Liabilities                                                              June 30, 1996


ASSETS:
  Investments in securities, at value
    (cost $38,735,965)--see Statement of Investments...................                              $38,735,965
  Cash.................................................................                                   49,026
  Interest receivable..................................................                                  277,517
                                                                                                     -----------
                                                                                                      39,062,508
LIABILITIES:
  Due to The Dreyfus Corporation--Note 2(a)............................           $   18,805
  Payable for investment securities purchased..........................            2,316,022           2,334,827
                                                                                  ----------         -----------
NET ASSETS.............................................................                              $36,727,681
                                                                                                     -----------
                                                                                                     -----------
REPRESENTED BY:
  Paid-in capital......................................................                              $36,724,181
  Accumulated undistributed net realized gain on investments...........                                    3,500
                                                                                                     -----------
NET ASSETS at value applicable to 36,724,190 shares outstanding
  (unlimited number of shares of Beneficial Interest authorized).......                              $36,727,681
                                                                                                     -----------
                                                                                                     -----------

NET ASSET VALUE, offering and redemption price per share
  ($36,727,681 / 36,724,190 shares of Beneficial Interest outstanding).                                    $1.00
                                                                                                           -----
                                                                                                           -----



See notes to financial statements.

Dreyfus BASIC California Municipal Money Market Fund
Statement of Operations                                                                   year ended June 30, 1996


INVESTMENT INCOME:
    Interest Income.........................................................                           $ 932,767
  Expenses:
    Investment management fee--Note 2(a)....................................       $ 106,265
    Distribution fee--Note 2(b).............................................          13,250
    Trustees' fees and expenses--Note 2(c)..................................           2,817
                                                                                   ---------
          Total Expenses....................................................         122,332


    Less--reduction in management fee due to undertaking--Note 2(a).........          17,286
                                                                                   ---------
          Net Expenses......................................................                             105,046
                                                                                                       ---------
INVESTMENT INCOME--NET......................................................                             827,721

NET REALIZED GAIN ON INVESTMENTS--Note 1(b).................................                               4,282
                                                                                                       ---------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                           $ 832,003
                                                                                                       ---------
                                                                                                       ---------


See notes to financial statements.

Dreyfus BASIC California Municipal Money Market Fund
Statement of Changes in Net Assets

                                                                                          Year Ended June 30,
                                                                                   --------------------------------
                                                                                       1996                 1995*
                                                                                   ------------        ------------
OPERATIONS:
  Investment income--net.........   .....................................          $      827,721      $      842,212
  Net realized gain on investments........,,.............................                   4,282                   6
                                                                                     ------------        ------------
      Net Increase In Net Assets Resulting From Operations...............                 832,003             842,218
                                                                                     ------------        ------------
DIVIDENDS TO SHAREHOLDERS FROM:
  Investment income--net:
    Investor shares......................................................                (703,677)           (468,028)
    Class R shares.......................................................                (124,044)           (374,184)
  Net realized gain on investments:
    Investor shares......................................................                    (549)            --
                                                                                     ------------        ------------
      Total Dividends....................................................                (828,270)           (842,212)
                                                                                     ------------        ------------
BENEFICIAL INTEREST TRANSACTIONS ($1.00 per share):
  Net proceeds from shares sold:
    Investor shares......................................................             102,593,225          32,912,720
    Class R shares.......................................................              14,319,110          32,480,825
  Dividends reinvested:
    Investor shares......................................................                 443,530             462,650
    Class R shares.......................................................                  65,137             265,428
  Cost of shares redeemed:
    Investor Shares......................................................             (81,850,739)        (35,007,105)
    Class R Shares.......................................................             (21,813,892)        (35,063,063)
                                                                                     ------------        ------------
      Increase (Decrease) In Net Assets From Beneficial Interest
        Transactions.....................................................              13,756,371          (3,948,545)
                                                                                     ------------        ------------
        Total Increase (Decrease) In Net Assets..........................              13,760,104          (3,948,539)

NET ASSETS:
  Beginning of year......................................................              22,967,577          26,916,116
                                                                                     ------------        ------------
  End of year............................................................            $ 36,727,681        $ 22,967,577
                                                                                     ------------        ------------
                                                                                     ------------        ------------

___________________
*On October 17, 1994, the Trust shares were redesignated Class R shares.



See notes to financial statements.

Dreyfus BASIC California Municipal Money Market Fund
Financial Highlights

Reference is made to page 5 of the Fund's Prospectus dated November 1, 1996.


See notes to financial statements.

Dreyfus BASIC California Municipal Money Market Fund
Financial Highlights (continued)

Reference is made to page 5 of the Fund's Prospectus dated November 1, 1996.


See notes to financial statements.

Dreyfus BASIC California Municipal Money Market Fund
NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:
    The Dreyfus/Laurel Tax-Free Municipal Funds (the "Trust") is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company and operates as a series company currently offering seven series including the Dreyfus BASICCalifornia Municipal Money Market Fund (the "Fund"). The Fund's investment objective is to provide a high level of current income exempt from Federal and state of California personal income taxes to the extent consistent with the preservatio n of capital and the maintenance of liquidity by investing in high quality, short-term municipal securities. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon Bank").
    On July 26, 1995, the Fund's Board of Trustees approved a new Investment Management Agreement between the Fund and the Manager (the "New Agreement") and certain other changes to restructure the Fund to enable it to join Dreyfus' BASIC Family of Money Market Funds. Fund shareholders approved the New Agreement at a special meeting of shareholders held on November 15, 1995 by a vote of 13,914,802 shares in favor of, and 4,050,090 shares against, approval of the New Agreement, with 137,964 shares abstaining, and the New Agreement and other changes became effective November 20, 1995.
    On July 26, 1995, the Fund's Trustees approved a change to the Fund's name, effective November 20, 1995, from "Dreyfus/Laurel California Tax-Free Money Fund" to "Dreyfus BASICCalifornia Municipal Money Market Fund."
    Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares. Prior to November 20, 1995, the Fund was authorized to issue two classes of shares: Investor shares and Class R shares. Investor shares were sold primarily to retail investors and were subject to a distribution fee. Class R shares were sold primarily to bank trust departments and other financial service providers (including Mellon
Bank and its affiliates) acting on behalf of customers having a qualified trus t or investment account or relationship at such institution, and were not subject to a distribution fee. Each class of shares had identical rights and privileges, except with respect to the distribution fee and voting rights on matters affecting a single class. Effective November 20, 1995, the Fund's Investor and Class R descriptions were eliminated and the Fund became a single class Fund without a separate class description. Fund shares currently are offered to any investor.
    Investment income, net of expenses (other than class specific expenses), realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.
    The Fund's Financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. Actual results may differ from estimates.
    (a) Portfolio valuation: Investments are valued at amortized cost in accordance with Rule 2a-7 of the Investment Company Act of 1940, which has been determined by the Fund's Board of Trustees to represent the fair value of the Fund's investments.
    It is the Fund's policy to maintain a continuous net asset value per share of $1.00 for the Fund; the Fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable

Dreyfus BASIC California Municipal Money Market Fund
NOTES TO FINANCIAL STATEMENTS (continued)

it to do so. There is no assurance, however, that the Fund will be able to maintain a stable net asset value of $1.00.
    (b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Realized gain and loss from securities transactions are recorded on the identified cost basis.
    (c) Concentration of risk: The Fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of municipal obligations held by the Fund.
    (d) Distributions to shareholders: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.
    (e) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.
    At June 30, 1996, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).
NOTE 2 -- Investment Management Fee and Other Transactions With Affiliates:
    (a) Investment management fee: Pursuant to the New Agreement with the Manager, the Manager provides or arranges for one or more third parties to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the Fund. The Manager also directs the investments of the Fund in accordance with its investment objective, policies and limitations. For these services, the Fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .45% of the value of the Fund's average daily net assets. The Manager has undertaken through November 19, 1996 to limit its unitary fee to .35 of 1% of the Fund's average daily net assets excluding certain fees outlined below. Out of its fee, the Manager pays all of the expenses of the Fund except brokerage fees, taxes, interest, fees and expenses of non-interested Trustees (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the Fund's allocable portion of fees and expenses of the non-interested Trustees (including counsel). The reduction in management fee, pursuant to the undertaking, amounted to $17,286 during the year ended June 30, 1996.
    (b) Distribution plan: The Fund had adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act relating to its then existing Investor shares. Under the Plan, the Fund paid annually up to .25% of the value of the average daily net assets attributable to its Investor shares to compensate

Dreyfus BASIC California Municipal Money Market Fund
NOTES TO FINANCIAL STATEMENTS (continued)

the Distributor and Dreyfus Service Corporation, an affiliate of the Manager, for shareholder servicing activities and the Distributor for activities primarily intended to result in the sale of Investor shares. The Class R shares did not bear a distribution fee. During the year ended June
30, 1996, the distribution fee for the Investor shares was $13,250. Effective November 20, 1995, the Plan was terminated.
    (c) Trustees' fees: Each trustee who is not an "interested person" as defined in the Act receives $27,000 per year, $1,000 for each Board meeting attended and $750 for each Audit Committee attended and is reimbursed for travel and out-of-pocket expenses. These expenses are paid in total by the following funds: The Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Tax-Free Municipal Funds, and The Dreyfus/Laurel Funds Trust. In addition the Chairman of the Board receives an annual fee of $75,000 per year. These fees and expens es are charged and allocated to each series based on net assets.

Dreyfus BASIC California Municipal Money Market Fund
Independent Auditors' Report

The Board of Trustees and Shareholders
The Dreyfus/Laurel Tax-Free Municipal Funds:

          We have audited the accompanying statement of assets and liabilities, including the statement of investments of Dreyfus Basic California Municipal Money Market Fund (formerly the Dreyfus/Laurel
California Tax-Free Money Fund) of The Dreyfus/Laurel Tax-Free Municipal
Funds as of June 30, 1996, and the related statement of operations for the year then ended and statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years or period in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years or period for the three-year period ended November 30, 1993 were audited by other auditors whose report thereon, dated January 18, 1994, expressed an unqualified opinion on those financial highlights.
          We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1996, by correspondence with the custodian.
 An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
          In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Basic California Municipal Money Market Fund of The Dreyfus/Laurel Tax-Free Municipal Funds as of June 30, 1996, the results of its operations for the year then ended and the changes in its net assets for each of the years in the two-year period then ended and financial highlights for each of the years or period in the three-year period then ended in conformity with generally accepted accounting principles.


                                                KPMG Peat Marwick LLP


New York, NY
July 29, 1996



__________________________________________________________________________

             DREYFUS BASIC NEW YORK MUNICIPAL MONEY MARKET FUND
                                   PART B
                    (STATEMENT OF ADDITIONAL INFORMATION)
                              NOVEMBER 1, 1996

__________________________________________________________________________

     This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the current Prospectus of the Dreyfus BASIC New York Municipal Money Market Fund (formerly, the Dreyfus/Laurel New York Tax-Free Money Fund) (the "Fund"), dated November 1, 1996, as it may be revised from time to time. The Fund is a separate, non-diversified portfolio of The Dreyfus/Laurel Tax-Fee Municipal Funds (the "Trust"), an open-end management investment company, known as a mutual fund. To obtain a copy of the Fund's Prospectus, please write to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or call one of the following numbers:

          Call Toll Free 1-800-645-6561
          In New York City -- Call 1-718-895-1206
          Outside the U.S. and Canada -- Call 516-794-5452

     The Dreyfus Corporation ("Dreyfus") serves as the Fund's investment manager.

     Premier Mutual Fund Services, Inc. ("Premier") is the distributor of the Fund's shares.

                          TABLE OF CONTENTS
                                                           Page

Management of the Trust. . . . . . . . . . . . . . . .      B-2
Purchase of Fund Shares. . . . . . . . . . . . . . . .      B-9
Investment Policies. . . . . . . . . . . . . . . . . .      B-11
Redemption of Fund Shares. . . . . . . . . . . . . . .      B-24
Shareholder Services . . . . . . . . . . . . . . . . .      B-26
Determination of Net Asset Value . . . . . . . . . . .      B-28
Performance Information. . . . . . . . . . . . . . . .      B-29
Dividends, other Distributions and Taxes . . . . . . .      B-30
Information about the Fund . . . . . . . . . . . . . .      B-31
Principal Shareholders . . . . . . . . . . . . . . . .      B-32
Custodian and Transfer Agent . . . . . . . . . . . . .      B-32
Counsel and Independent Auditors . . . . . . . . . . .      B-33
Financial Statements . . . . . . . . . . . . . . . . .      B-33
Appendix A Risk Factors - Investing in
  New York Municipal Obligations . . . . . . . . . . .      B-34
Appendix B - Information about Securities Ratings. . .      B-47


                           MANAGEMENT OF THE TRUST

     The organizations that provide services to the Trust are as follows:
Dreyfus as investment manager ("Investment Manager"), Mellon Bank, N.A. ("Mellon Bank") as custodian, Premier as the distributor ("Distributor") and sub-administrator ("Sub-Administrator"), and Dreyfus Transfer, Inc. ("Dreyfus Transfer"), a wholly-owned subsidiary of Dreyfus, as transfer agent ("Transfer Agent"). The functions they perform for the Trust are discussed in the Prospectus and in this Statement of Additional Information.

     On October 17, 1994, the name of the Trust was changed from "The Laurel Tax-Free Municipal Funds" to "The Dreyfus/Laurel Tax-Free Municipal Funds" and the name of the Fund was changed from "Laurel New York Tax-Free Money Fund" to "Dreyfus/Laurel New York Tax-Free Money Fund." On December 8, 1995, the Fund's name changed from "Dreyfus/Laurel New York Tax-Free Money Fund" to "Dreyfus BASIC New York Municipal Money Market Fund."

Trustees and Officers

     The Trust has a Board composed of eleven Trustees which supervises the Trust's investment activities and reviews contractual arrangements with companies that provide the Fund with services. The following lists the Trustees and officers and their positions with the Trust and their present and principal occupations during the past five years. Each Trustee who is an "interested person" of the Trust (as defined in the Investment Company Act of 1940, as amended (the "Act")) is indicated by an asterisk. Each of the Trustees also serves as a Director of The Dreyfus/Laurel Funds, Inc., and as a Trustee of The Dreyfus/Laurel Funds Trust (collectively, with the Trust, the "Dreyfus/Laurel Funds").


o+RUTH MARIE ADAMS.  Trustee of the Trust; Professor of English and Vice
     President Emeritus, Dartmouth College; Senator, United Chapters of Phi Beta Kappa; Trustee, Woods Hole Oceanographic Institution; Director, Access Capital Strategic Community Investment Fund, Inc. - Institutional Investment Portfolio. Age: 81 years old. Address:
     1026 Kendal Lyme Road, Hanover, New Hampshire 03755.


o+FRANCIS P. BRENNAN.  Chairman of the Board of Trustees and Assistant
     Treasurer of the Trust; Director and Chairman, Massachusetts Business Development Corp.; Director, Access Capital Strategic Community Investment Fund, Inc. - Bank Portfolio.; Director, Boston Mutual Insurance Company; Director and Vice Chairman of the Board, Home Owners Federal Savings and Loan (prior to May 1990). Age: 79 years old. Address: Massachusetts Business Development Corp., One Liberty Square, Boston, Massachusetts 02109.


o*JOSEPH S. DiMARTINO.  Trustee of the Trust since February 1995.  Since
     January 1995, Mr. DiMartino has served as Chairman of the Board for various funds in the Dreyfus Family of Funds. Director, Access Capital Strategic Community Investment Fund, Inc. - Institutional Investment Portfolio and Bank Portfolio. He is also Chairman of the Board of Noel Group, Inc., a venture capital company; and a director of the Muscular Dystrophy Association, HealthPlan Services Corporation, Belding Heminway, Inc., Curtis Industries, Inc., Simmons Outdoor Corporation and Staffing Resources, Inc. For more than five years prior to January 1995, he was President and a director of Dreyfus and Executive Vice President and a director of Dreyfus Service Corporation, a wholly-owned subsidiary of Dreyfus. From August 1994 to December 31, 1994, he was a director of Mellon Bank Corporation. Mr. DiMartino is also a Board member of 93 other funds in the Dreyfus Family of Funds. Age: 52 years old. Address: 200 Park Avenue, New York, New York 10166.


o+JAMES M. FITZGIBBONS.  Trustee of the Trust; Chairman, Howes Leather
     Company, Inc.; Director, Fiduciary Trust Company; Chairman, CEO and Director, Fieldcrest-Cannon Inc.; Director, Lumber Mutual Insurance Company; Director, Barrett Resources, Inc.; Director, Access Capital Strategic Community Investment Fund, Inc. - Bank Portfolio. Age: 61 years old. Address: 40 Norfolk Road, Brookline, Massachusetts 02167.


o*J. TOMLINSON FORT.  Trustee of the Trust; Since 1990, Partner, Reed,
     Smith, Shaw & McClay (law firm). Director, Access Capital Strategic Community Investment Fund, Inc. - Bank Portfolio. Age: 68 years old.
     Address:  204 Woodcock Drive, Pittsburgh, Pennsylvania 15215.


o+ARTHUR L. GOESCHEL.  Trustee of the Trust; Director, Chairman of the
     Board and Director, Rexene Corporation; Director, Calgon Carbon Corporation; Director, Cerex Corporation; Director, National Picture Frame Corporation; Chairman of the Board and Director, Tetra Corporation 1991-1993; Director, Medalist Corporation 1992-1993; Director, Access Capital Strategic Community Investment Fund, Inc. - Institutional Investment Portfolio. From 1988-1989 Director, Rexene Corporation. Since May 1991, Mr. Goeschel has served as a Trustee of Sewickley Valley Hospital. Age: 74 years old. Address: Way Hollow Road and Woodland Road, Sewickley, Pennsylvania 15143.


o+KENNETH A. HIMMEL.  Trustee of the Trust; Director, The Boston Company,
     Inc. ("TBC") and Boston Safe Deposit and Trust Company; President and Chief Executive Officer, Himmel & Co., Inc.; Vice Chairman, Sutton Place Gourmet, Inc.; Director, Access Capital Strategic Community Investment Fund, Inc. - Bank Portfolio; Managing Partner, Franklin Federal Partners. Age: 49 years old. Address: Himmel and Company, Inc., 101 Federal Street, 22nd Floor, Boston, Massachusetts 02110.


o*ARCH S. JEFFERY.  Trustee of the Trust; Financial Consultant.  Director,
     Access Capital Strategic Community Investment Fund, Inc. -
     Institutional Investment Portfolio.  Age: 78 years old.  Address:
     1817 Foxcroft Lane, Unit 306, Allison Park, Pennsylvania 15101.


o+STEPHEN J. LOCKWOOD.  Trustee of the Trust; President and CEO, LDG
     Management Company Inc.; CEO, LDG Reinsurance Underwriters, SRRF Management Inc. and Medical Reinsurance Underwriters Inc.; Director, Access Capital Strategic Community Investment Fund, Inc. - Institutional Investment Portfolio. Age: 48 years old. Address:
     401 Edgewater Place, Wakefield, Massachusetts 01880.




o+JOHN J. SCIULLO.  Trustee of the Trust; Dean Emeritus and Professor of
     Law, Duquesne University Law School; Director, Urban Redevelopment Authority of Pittsburgh; Director, Access Capital Strategic Community Investment Fund, Inc. - Institutional Investment Portfolio. Age: 64 years old. Address: 321 Gross Street, Pittsburgh, Pennsylvania 15224.


o+ROSLYN M. WATSON.  Trustee of the Trust; Principal, Watson Ventures,
     Inc.; Director, American Express Centurion Bank; Director, Harvard/Pilgrim Community Health Plan, Inc.; Director, Access Capital Strategic Community Investment Fund, Inc. - Bank Portfolio; Director, Massachusetts Electric Company; Director, The Hymans Foundations, Inc., prior to February, 1993; Real Estate Development Project Manager and Vice President, The Gunwyn Company. Age: 46 years old.
     Address:  25 Braddock Park, Boston, Massachusetts 02116-5816.


#ELIZABETH BACHMAN.  Vice President and Assistant Secretary of the Trust,
     The Trust Dreyfus/Laurel Funds Trust and The Dreyfus/Laurel Funds, Inc. (since January 1996); Counsel, Premier Mutual Fund Services, Inc. Prior to September 1995, she was enrolled at the Fordham University School of Law and received her J.D. in May 1995. Prior to September 1992, she was an Assistant at the National Association for Public Interest Law. Age: 27 years old. Address: 200 Park Avenue, New York, New York 10166.


#MARIE E. CONNOLLY.  President and Treasurer of the Trust, The
     Dreyfus/Laurel Funds Trust and The Dreyfus/Laurel Funds, Inc. (since September 1994); Vice President of the Trust, The Dreyfus/Laurel Funds Trust and The Dreyfus/Laurel Funds, Inc. (March 1994 to September 1994); President, Funds Distributor, Inc. (since 1992); Treasurer, Funds Distributor, Inc. (July 1993 to April 1994); COO, Funds Distributor, Inc. (since April 1994); Director, Funds Distributor, Inc. (since July 1992); President, COO and Director, Premier Mutual Fund Services, Inc. (since April 1994); Senior Vice President and Director of Financial Administration, The Boston Company Advisors, Inc. (December 1988 to May 1993). Age: 37 years old. Address: 60 State Street, Boston, Massachusetts 02109.


#DOUGLAS C. CONROY.  Vice President and Assistant Secretary of the Trust,
     The Dreyfus/Laurel Funds Trust and The Dreyfus/Laurel Funds, Inc. (since July 1996); Supervisor of Treasury Services and Administration of Funds Distributor, Inc. From April 1993 to January 1995, Mr. Conroy was a Senior Fund Accountant for Investors Bank & Trust Company. From December 1991 to March 1993, Mr. Conroy was employed as a Fund Accountant at TBC. Prior to December 1991, Mr. Conroy attended Merrimack College where he received a bachelors degree in Business Administration. Age: 27 years old. Address: 60 State Street, Boston, Massachusetts 02109.


#RICHARD W. INGRAM.  Vice President and Assistant Treasurer of the Trust,
     The Dreyfus/Laurel Funds Trust and The Dreyfus/Laurel Funds, Inc. (since July 1996); Senior Vice President and Director of Client Services and Treasury Operations of Funds Distributor, Inc. From March 1994 to November 1995, Mr. Ingram was Vice President and Division Manager for First Data Investor Services Group. From 1989 to 1994, Mr. Ingram was Vice President, Assistant Treasurer and Tax Director-Mutual Funds of TBC. Age: 40 years old. Address: 60 State Street, Boston, Massachusetts 02109.


MARK A. KARPE, Vice President and Assistant Secretary of the Trust, The
     Dreyfus/Laurel Funds Trust and The Dreyfus/Laurel Funds, Inc. Senior Paralegal of the Distributor and an officer of other investment companies advised or administered by the Manager. From August 1993 to May 1996, he attended Hofstra University School of Law. Prior to August 1993, he was employed as an Associate Examiner at the National Association of Securities Dealers. Age: 27 years old. Address: 200 Park Avenue, New York, New York 10166.


#MARY A. NELSON.  Vice President and Assistant Treasurer of the Trust, The
     Dreyfus/Laurel Funds Trust and The Dreyfus/Laurel Funds, Inc. (since July 1996); Vice President and Manager of Treasury Services and Administration of Funds Distributor, Inc. From 1989 to July 1994, Ms. Nelson was an Assistant Vice President and Client Manager for TBC. Age: 32 years old. Address: 60 State Street, Boston, Massachusetts 02109.


#JOHN E. PELLETIER.  Vice President and Secretary of the Trust, The
     Dreyfus/Laurel Funds Trust and The Dreyfus/Laurel Funds, Inc. (since September 1994); Senior Vice President, General Counsel and Secretary, Funds Distributor, Inc. (since April 1994); Senior Vice President, General Counsel and Secretary, Premier Mutual Fund Services, Inc. (since August 1994); Counsel, The Boston Company Advisors, Inc. (February 1992 to March 1994); Associate, Ropes & Gray (August 1990 to February 1992). Age: 31 years old. Address: 60 State Street, Boston, Massachusetts 02109.


#JOSEPH F. TOWER, III.  Assistant Treasurer of the Trust, The
     Dreyfus/Laurel Funds Trust and The Dreyfus/Laurel Funds, Inc. (since January 1996); Senior Vice President, Treasurer and Chief Financial Officer of Premier Mutual Fund Services, Inc. From July 1988 to August 1994, he was employed by TBC where he held various management positions in the Corporate Finance and Treasury areas. Age: 33 years old. Address: 60 State Street Boston, Massachusetts 02109.

_____________________________________

*  "Interested person" of the Trust, as defined in the Act.

o  Member of the Audit Committee.
+  Member of the Nominating Committee.

# Officer also serves as an officer for other investment companies advised by Dreyfus.


     No officer or employee of Premier (or of any parent, subsidiary or affiliate thereof) receives any compensation from the Trust for serving as an officer or Trustee of the Trust. No officer or employee of Dreyfus (or of any parent, subsidiary, or affiliate thereof) serves as an officer or Trustee of the Trust. The Dreyfus/Laurel Funds pay each Director/Trustee who is not an "interested person" (as defined in the Act), $27,000 per annum (and an additional $25,000 for the Chairman of the Board of Directors/Trustees of the Dreyfus/Laurel Funds), $1,000 per joint Dreyfus/Laurel Funds Board meeting attended and $750 per joint Dreyfus/Laurel Funds Audit Committee meeting attended, and reimburse each Director/Trustee for travel and out-of-pocket expenses.


     The officers and Trustees of the Trust as a group owned beneficially less than 1% of the total shares of the Fund outstanding as of October 21, 1996.


     For the fiscal year ended June 30, 1996, the aggregate amount of fees and expenses received by each current Trustee from the Trust and all other funds in the Dreyfus Family of Funds+ for which such person is a Board member were as follows:


                                                                                                  Total
                                                 Pension or                                    Compensation from
                            Aggregate        Retirement Benefits         Estimated Annual     the Trust and Fund
    Name of Board        Compensation from    Accrued as Part of          Benefits Upon        Complex Paid to
      Member                 Trust#            Trust's Expenses            Retirement           Board Member+
-----------------       -------------------  --------------------        ----------------     --------------------


Ruth Marie Adams             $ 6,420                none                      none                $  34,500


Francis P. Brennan*           16,853                none                      none                   97,000


Joseph S. DiMartino**           none                none                      none                  448,618***


James M. Fitzgibbons           6,365                none                      none                   32,500


J. Tomlinson Fort**             none                none                      none                     none


Arthur L. Goesche              6,420                none                      none                   34,500


Kenneth A. Himme               5,448                none                      none                   31,750


Arch S. Jeffery**               none                none                      none                     none


Stephen J. Lockwood            6,420                none                      none                   34,500






John J. Sciullo                6,365                none                      none                   33,500


Roslyn M. Watson               6,365                none                      none                   33,500


_____________________________

# Amounts required to be paid by the Trust directly to the non-interested Trustees, that would be applied to offset a portion of the management fee payable to Dreyfus, are in fact paid directly by Dreyfus to the non-interested Trustees. Amount does not include reimbursed expenses for attending Board meetings, which amounted to $2,749 for the Trust.


* Compensation of Francis P. Brennan includes retainer paid by the Dreyfus/Laurel Funds to be the Chairman of the Board. Effective May 1, 1996 the retainer was reduced from $75,000 to $25,000 annually..


** Joseph S. DiMartino, J. Tomlinson Fort and Arch S. Jeffery are paid directly by Dreyfus for serving as Board members of the Trust and the funds in the Dreyfus/Laurel Funds. For the fiscal year ended June 30, 1996, the aggregate amount of fees and expenses received by Joseph S. DiMartino, J. Tomlinson Fort and Arch S. Jeffery from Dreyfus for serving as a Board member of the Trust were $6,269, $6,420 and $6,420, respectively, and for serving as a Board member of all funds in the Dreyfus/Laurel Funds (including the Trust) were $31,750, $34,500 and $34,500, respectively. In addition, Dreyfus reimbursed Messrs. DiMartino, Fort and Jeffery a total of $1,043 for expenses attributable to the Trust's Board meetings which is not included in the $2,749 amount noted above.


*** Amount paid to Joseph S. DiMartino from the funds in the Fund Complex for the year ended December 31, 1995.


+    The Dreyfus Family of Funds consists of 161 mutual funds.

Management Arrangements

     Dreyfus serves as the investment manager for the Fund pursuant to an Investment Management Agreement (the "Investment Management Agreement") with the Trust dated December 8, 1995. Dreyfus is a wholly-owned subsidiary of Mellon Bank. Pursuant to the Investment Management Agreement, Dreyfus provides, or arranges for one or more third parties to provide, investment advisory, administrative, custody, fund accounting and transfer agency services to the Fund. As investment manager, Dreyfus manages the Fund by making investment decisions based on the Fund's investment objective, policies and restrictions.

     Prior to December 8, 1995, Dreyfus served as investment manager to the Fund pursuant to the prior investment management agreement (the "Prior Management Agreement") with the Trust dated April 4, 1994 and transferred from Mellon Bank to Dreyfus on October 17, 1994.

     Prior to May 21, 1993, The Boston Company Advisors, Inc. ("TBC Advisors") served as investment adviser to the Fund pursuant to a written agreement, which was last approved by the Trustees, including a majority of the Trustees who are not "interested persons" of the Trust, on July 22, 1992. From May 21, 1993 through April 3, 1994, TBC Advisors served as investment adviser to the Fund pursuant to a written agreement ("TBC Advisors Agreement"), which was last approved by the Trustees, including a majority of the Trustees who are not "interested persons" of the Trust, on July 21, 1993 and last approved by the shareholders of the Fund on December 31, 1992. The TBC Advisors Agreement became effective on May 21, 1993, upon the consummation of the sale of Boston Group Holdings, Inc., the parent company of TBC, to Mellon Bank Corporation. Mellon Bank later served as investment manager to the Fund pursuant to the Prior Management Agreement, which was last approved by the Trustees, including a majority of the Trustees who are not "interested persons" of the Trust or Mellon Bank, on November 22, 1993, (subject to shareholder approval) and approved by the shareholders of the Fund on March 29, 1994. The Prior Management Agreement became effective on April 4, 1994. TBC Advisors is a wholly-owned subsidiary of TBC, a financial services holding company. TBC is in turn a wholly-owned subsidiary of Mellon Bank Corporation. As stated above, Dreyfus, a wholly-owned subsidiary of Mellon Bank, is the current Investment Manager pursuant to the Investment Management Agreement, which was last approved by the Trust's Board of Trustees on July 26, 1995 and approved by Fund shareholders on December 6, 1995.


     The Investment Management Agreement with Dreyfus provides for a "unitary fee." Under the unitary fee structure, Dreyfus pays all expenses of the Fund except: (i) brokerage commissions, (ii) taxes, interest and extraordinary expenses (which are expected to be minimal), and (iii) Rule 12b-1 fees, as applicable. Under the unitary fee, Dreyfus provides, or arranges for one or more third parties to provide, investment advisory, administrative, custody, fund accounting and transfer agency services to the Fund. Although, under the Investment Management Agreement, Dreyfus is not required to pay the fees and expenses of of the non-interested Trustees (including counsel fees), Dreyfus is required to reduce its management fee by the amount of such fees and expenses. For the provision of such services directly, or through one or more third parties, Dreyfus receives as full compensation for all services and facilities provided by it, a fee computed daily and paid monthly at the annual rate of .45 of 1% of the Fund's average daily net assets, less the accrued fees and expenses (including counsel fees) of the non-interested Trustees of the Trust. The Investment Management Agreement provides that certain redemption, exchange and account closeout charges are payable directly by the Fund's shareholders to the Fund's Transfer Agent and the fee payable by the Fund to Dreyfus is not reduced by the amount of charges payable to the Transfer Agent. Under the prior agreement with TBC Advisors, the payments to the investment manager covered merely the provision of investment advisory services (and payment for sub-advisory services) and certain specified administrative services. Under this previous arrangement, the Fund also paid for additional non-investment advisory expenses, such as custody and transfer agency services, that were not paid by the investment adviser.

     The Investment Management Agreement will remain in effect through December 7, 1997 and will continue thereafter from year to year provided that a majority of the Trustees who are not interested persons of the Fund and either a majority of all Trustees or a majority of the shareholders of the Fund approve its continuance. The Fund may terminate the Investment Management Agreement, without prior notice to Dreyfus, upon the vote of a majority of the Board of Trustees or upon the vote of a majority of the outstanding voting securities of the Fund on 60 days' written notice to Dreyfus. Dreyfus may terminate the Investment Management Agreement upon 60 days' written notice to the Fund. The Investment Management Agreement will terminate immediately and automatically upon its assignment.

     The following persons are officers and/or directors of Dreyfus: W. Keith Smith, Chairman of the Board; Christopher M. Condron, President, Chief Executive Officer, Chief Operating Officer and a director; Stephen
E. Canter, Vice Chairman, Chief Investment Officer and a director; Lawrence S. Kash, Vice Chairman-Distribution and a director; Philip L. Toia, Vice Chairman-Operations and Administration and a director; William
T. Sandalls, Jr., Senior Vice President and Chief Financial Officer; Elie
M. Genadry, Vice President-Institutional Sales; William F. Glavin, Jr., Vice President-Corporate Development; Mark N. Jacobs, Vice President, General Counsel and Secretary; Patrice M. Kozlowski, Vice President-Corporate Communications; Mary Beth Leibig, Vice President-Human Resources; Jeffrey N. Nachman, Vice President-Mutual Fund Accounting; Andrew S. Wasser, Vice President-Information Systems; Elvira Oslapas, Assistant Secretary; and Mandell L. Berman, Frank V. Cahouet, Alvin E. Friedman, Lawrence M. Greene and Julian M. Smerling, directors.

     As compensation for Dreyfus' services, the Fund pays a fee, based on its total average daily net assets, that is computed daily and paid monthly at the annual rate of .45 of 1%. Dreyfus has agreed to limit its fee, or to reimburse the Fund for expenses, to ensure that the Fund's total operating expenses do not exceed .35 of 1% for the period from December 8, 1995 through December 7, 1996. In addition, Dreyfus may waive all or a portion of its fees payable by the Fund from time to time.

     The following table shows the fees paid by the Fund to TBC Advisors or Mellon Bank (as the prior investment advisors) and to Dreyfus (the current investment manager), including any fee waivers or expense reimbursements by TBC Advisors, Mellon Bank or Dreyfus during the Fund's fiscal years ending June 30, 1994, 1995 and 1996.



                       1996                1995                1994* (1)                      1993**
                       ----                ----                ---------                      ------
                   Fee       Fee           Fee        Fees       Fees      Fees          Fees      Fees
                   Paid      Waived        Paid (2)   Paid (3)   Paid (4)  Waive(5)      Paid      Waived (5)
                   ----      ------        --------   --------   --------  --------      ----      ----------
Dreyfus BASIC      $251,149  $59,061       $48,800    $12,400    $27,444   $46,447 (6)   $73,485   $118,669 (7)
New York Municipal
Money Market Fund

_______________________________

* For the period ended June 30. The Fund changed its fiscal year end from November 30 to June 30.


**   For the period ended November 30.

(1) Effective April 4, 1994, Mellon Bank served as the Fund's investment manager.
(2) For the fiscal year ended June 30, 1995, there were no fee waivers or expense reimbursements.

(3) Fees paid to Mellon Bank for investment management services for the period from April 4, 1994 through June 30, 1994.


(4) Fees paid to TBC Advisors for investment advisory services for the period from December 1, 1993 to April 3, 1994.

(5) TBC Advisors waived all or a portion of its fees and/or reimbursed expenses of the Fund from time to time in order to increase the Fund's net income available for distribution to shareholders.
(6)  Includes $22,044 reimbursement by TBC Advisors.

(7)  Includes $45,183 reimbursement by TBC Advisors.


     Dreyfus has agreed that if in any fiscal year the aggregate expenses of the Fund (including fees pursuant to the Management Agreement, but excluding interest, brokerage expenses, taxes and extraordinary items) exceed the expense limitation of any state, it will reduce its management fees by the amount of such excess expense. Such a fee reduction, if any, will be reconciled on a monthly basis. The most restrictive state expense limitation applicable to the Fund requires a reduction of fees in any year that such expenses exceed 2.5% of the first $30 million of average net assets, 2.0% of the next $70 million of average net assets and 1.5% of the remaining average net assets. A number of factors, including the size of the Fund, will determine which of these restrictions will be applicable to the Fund at any given time. No reimbursement pursuant to state expense limitations was required for the Fund for the fiscal year ended June 30, 1996.


     In addition, under a distribution plan adopted by the Fund pursuant to Rule 12b-1 under the Act, (the "Plan"), which was terminated effective December 8, 1995, the Fund paid Dreyfus Service Corporation, a subsidiary of Dreyfus, for shareholder servicing, and the distributor for shareholder servicing and expenses previously intended to result in the sale of Investor shares, at the annual rate of .25 of 1% of average daily net assets attributable to its Investor shares. For the period from July 1, 1995 to December 7, 1995, the Fund paid $26,897 in distribution fees attributable to its then existing Investor Shares.


                           PURCHASE OF FUND SHARES

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "How to Buy Fund Shares."


     The Distributor. The Distributor serves as the Fund's distributor pursuant to an agreement which is renewable annually. The Distributor also acts as distributor for the other funds in the Dreyfus Family of Funds and for certain other investment companies. The Fund's shares are offered on a continuous basis.

     Dreyfus TeleTransfer Privilege. Dreyfus TeleTransfer purchase orders may be made at any time. Purchase orders received by 4:00 P.M., New York time, on any business day that the Transfer Agent and the New York Stock Exchange ("NYSE") are open for business will be credited to the shareholder's Fund account on the next bank business day following such purchase order. Purchase orders made after 4:00 P.M., New York time, on any business day the Transfer Agent and the NYSE are open for business, or orders made on Saturday, Sunday or any Fund holiday (e.g. when the NYSE is not open for business), will be credited to the shareholders' Fund account on the second bank business day following such purchase order.

     Reopening an Account. An investor may reopen an account with a minimum investment of $100 without filing a new Account Application during the calendar year the account is closed or during the following calendar year, provided the information on the old Account Application is still applicable.

     In-Kind Purchases. If the following conditions are satisfied, the Fund may at its discretion, permit the purchase of shares through an "in-kind" exchange of securities. Any securities exchanged must meet the investment objective, policies and limitations of the Fund, must have a readily ascertainable market value, must be liquid and must not be subject to restrictions on resale. The market value of any securities exchanged, plus any cash, must be at least equal to $25,000. Shares purchased in exchange for securities generally cannot be redeemed for fifteen days following the exchange in order to allow time for the transfer to settle.


     The basis of the exchange will depend upon the relative net asset value ("NAV") of the shares purchased and securities exchanged.
Securities accepted by the Fund will be valued in the same manner as the Fund values its assets. Any interest earned on the securities following their delivery to the Fund and prior to the exchange will be considered in valuing the securities. All interest, dividends, subscription or other rights attached to the securities become the property of the Fund, along with the securities. For further information about "in-kind" purchases, call 1-800-645-6561.

Federal Law Affecting Mellon Bank

     The Glass-Steagall Act of 1933 prohibits national banks from engaging in the business of underwriting, selling or distributing securities and prohibits a member bank of the Federal Reserve System from having certain affiliations with an entity engaged principally in that business. The activities of Mellon Bank in informing its customers of, and performing, investment and redemption services in connection with the Fund, and in providing services to the Fund as custodian, as well as investment advisory activities of Dreyfus, may raise issues under these provisions. Mellon Bank has been advised by counsel that the activities contemplated under these arrangements are consistent with statutory and regulatory obligations.


     Changes in either federal or state statutes and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as further judicial or administrative decisions or interpretations of such future statutes and regulations, could prevent Mellon Bank or Dreyfus from continuing to perform all or a part of the above services for its customers and/or the Fund. If Mellon Bank or Dreyfus were prohibited from serving the Fund in any of its present capacities, the Board of Trustees would seek an alternative provider(s) of such services.


                             INVESTMENT POLICIES

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Investment Objective and Policies."

     The Prospectus discusses the investment objective of the Fund and the policies it employs to achieve that objective. The following discussion supplements the description of the Fund's investment policies in the Prospectus.

Description of Municipal Obligations

     For purposes of this Statement of Additional Information, the term "Municipal Obligations" and "New York Municipal Obligations" shall mean debt obligations issued by the State of New York, its political subdivisions, municipalities and public authorities and municipal obligations issued by other government entities if, in the opinion of counsel to the respective issuers, the interest from such obligations is exempt from Federal and New York personal income taxes. "Municipal Obligations" and "New York Municipal Obligations" include the following:

Municipal Bonds

     Municipal Bonds, which generally have a maturity of more than one year when issued, have two principal classifications: General Obligation Bonds and Revenue Bonds. A Private Activity Bond is a particular kind of Revenue Bond. The classification of General Obligation Bonds, Revenue Bonds and Private Activity Bonds are discussed below.

     1. General Obligation Bonds. The proceeds of these obligations are used to finance a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. General Obligation Bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest.

     2. Revenue Bonds. Revenue Bonds are issued to finance a wide variety of capital projects including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. The principal security for a Revenue Bond is generally the net revenues derived from a particular facility, group of facilities or, in some cases, the proceeds of a special excise or other specific revenue source. Although the principal security behind these bonds may vary, many provide additional security in the form of a debt service reserve fund whose money may be used to make principal and interest payments on the issuer's obligations. Some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund.

     3. Private Activity Bonds. Private Activity Bonds, which are considered Municipal Bonds if the interest paid thereon is exempt from Federal income tax, are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing, sports and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports and parking. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. As noted in the Prospectus and discussed below under "Taxes," interest income on these bonds may be an item of tax preference subject to the Federal alternative minimum tax for individuals and corporations.

Municipal Notes

     Municipal Notes generally are used to provide for short-term capital needs and generally have maturities of thirteen months or less. Municipal Notes include:

     1. Tax Anticipation Notes. Tax Anticipation Notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenue, such as income, sales, use and business taxes, and are payable from these specific future taxes.

     2. Revenue Anticipation Notes. Revenue Anticipation Notes are issued in expectation of receipt of other kinds of revenue, such as Federal revenues available under the Federal Revenue Sharing Programs.

     3. Bond Anticipation Notes. Bond Anticipation Notes are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the Notes.

Municipal Commercial Paper

     Issues of Municipal Commercial Paper typically represent short-term, unsecured, negotiable promissory notes. These obligations are issued by agencies of state and local governments to finance seasonal working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, Municipal Commercial Paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

Municipal Lease Obligations

     Municipal leases may take the form of a lease or a certificate of participation in a purchase contract issued by state and local government authorities to obtain funds to acquire a wide variety of equipment and facilities such as fire and sanitation vehicles, computer equipment and other capital assets. A lease obligation does not constitute a general obligation of the municipality for which the municipality's taxing power is pledged, although the lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make payments due under the lease obligation. Municipal leases have special risks not normally associated with Municipal Bonds. These obligations frequently contain "non-appropriation" clauses that provide that the governmental issuer of the obligation has no obligation to make future payments under the lease or contract unless money is appropriated for such purposes by the legislative body on a yearly or other periodic basis. In addition to the non-appropriation risk, municipal leases represent a type of financing that has not yet developed the depth of marketability associated with Municipal Bonds; moreover, although the obligations will be secured by the leased equipment, the disposition of the equipment in the event of foreclosure might prove difficult. For purposes of the 10% limitation on the purchase of illiquid securities, the Fund will not consider the municipal lease obligations or certificates of participation in municipal lease obligations in which it invests as liquid, unless Dreyfus shall determine, based upon such factors as the frequency of trades and quotes for the obligation, the number of dealers willing to purchase or sell the security and the number of other potential buyers, the willingness of dealers to undertake to make a market in the security and the nature of marketplace trades, that a security shall be treated as liquid for purposes of such limitation.

     Obligations of issuers of Municipal Obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislators, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that, as a result of litigation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its Municipal Obligations may be materially affected.

     Unlike the purchase or sale of a Municipal Bond, no consideration is paid or received by the Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker an amount of cash or cash equivalents equal to approximately 10% of the contract amount (this amount is subject to change by the board of trade on which the contract is traded and members of such board of trade may charge a higher amount). This amount is known as initial margin and is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming that all contractual obligations have been satisfied. Subsequent payments, known as variation margin, to and from the broker, will be made on a daily basis as the price of the index fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as marking-to-market. At any time prior to the expiration of the contract, the Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund's existing position in the futures contract.

     There are several risks in connection with the use of a municipal bond index futures contract as a hedging device. Successful use of municipal bond index futures contracts by the Fund is subject to the ability of Dreyfus to predict correctly movements in the direction of interest rates. Such predictions involve skills and techniques which may be different from those involved in the management of a long-term municipal bond portfolio. In addition, there can be no assurance that there will be a correlation between movements in the price of the municipal bond index and movements in the price of the Municipal Bonds which are the subject of the hedge. The degree of imperfection of correlation depends upon various circumstances, such as variations in speculative market demand for futures contracts and municipal securities, technical influences on futures trading, and differences between the municipal securities being hedged and the municipal securities underlying the municipal bond index futures contracts, in such respects as interest rate levels, maturities and creditworthiness of issuers. A decision of whether, when and how to hedge involves the exercise of skill and judgment and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected trends in interest rates.

     Although the Fund intends to purchase or sell municipal bond index futures contracts only if there is an active market for such contracts, there is no assurance that a liquid market will exist for the contracts at any particular time. Most domestic futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and, therefore, does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such event, it will not be possible to close a futures position and, in the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract. As described above, however, there is no guarantee that the price of Municipal Bonds will, in fact, correlate with the price movements in the municipal bond index futures contract and thus provide an offset to losses on a futures contract.

     If the Fund has hedged against the possibility of an increase in interest rates adversely affecting the value of the Municipal Bonds held in its portfolio and rates decrease instead, the Fund will lose part or all of the benefit of the increased value of the Municipal Bonds it has hedged because it will have offsetting losses in its futures positions.
In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may, but will not necessarily, be at increased prices which reflect the decline in interest rates. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

     When the Fund purchases municipal bond index futures contracts, an amount of cash and U.S. government securities or other high grade debt securities equal to the market value of the futures contracts will be deposited in a segregated account with the Fund's custodian (and/or such other persons as appropriate) to collateralize the positions and thereby insure that the use of such futures contracts is not leveraged. In addition, the ability of the Fund to trade in municipal bond index futures contracts and options on interest rate futures contracts may be materially limited by the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to a regulated investment company. See "Taxes" below.

Tender Option Bonds

     The Fund may invest up to 10% of the value of its assets in tender option bonds. A tender option bond is a Municipal Obligation (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax-exempt rates, that has been coupled with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the Municipal Obligation's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. Dreyfus, on behalf of the Fund, will consider on an ongoing basis the creditworthiness of the issuer of the underlying Municipal Obligation, of any custodian and the third-party provider of the tender option. In certain instances and for certain tender option bonds, the option may be terminable in the event of a default in payment of principal or interest on the underlying Municipal Obligations and for other reasons. The Fund will not invest more than 10% of the value of its net assets in illiquid securities, which would include tender option bonds for which the required notice to exercise the tender feature is more than seven days if there is no secondary market available for these obligations.

Use of Ratings as Investment Criteria

     The ratings of nationally recognized statistical rating organizations ("NRSROs") such as Standard & Poor's Ratings Group ("S&P") and Moody's Investors Service, Inc. ("Moody's") represent the opinions of these agencies as to the quality of Municipal Obligations which they rate. It should be emphasized, however, that such ratings are relative and subjective and are not absolute standards of quality. These ratings will be used by the Fund as initial criteria for the selection of portfolio securities, but the Fund will also rely upon the independent advice of Dreyfus to evaluate potential investments. Among the factors which will be considered are the short-term and long-term ability of the issuer to pay principal and interest and general economic trends. Further information concerning the ratings of the NRSROs and their significance is contained in the Appendix B to this Statement of Additional Information.

     After being purchased by the Fund, the rating of a Municipal Obligation may be reduced below the minimum rating required for purchase by the Fund or the issuer of the Municipal Obligation may default on its obligations with respect to the Municipal Obligation. In that event, the Fund will dispose of the Municipal Obligation as soon as practicable, consistent with achieving an orderly disposition of the Municipal Obligation, unless the Trust's Board of Trustees determines that disposal of the Municipal Obligation would not be in the best interest of the Fund. In addition, it is possible that a Municipal Obligation may cease to be rated or an NRSRO might not timely change its rating of a particular Municipal Obligation to reflect subsequent events. Although neither event will require the sale of such Municipal Obligation by the Fund, Dreyfus will consider such event in determining whether the Fund should continue to hold the Municipal Obligation. In addition, if an NRSRO changes its rating system, the Fund will attempt to use comparable ratings as standards for its investments in accordance with its investment objective and policies.

Floating Rate and Variable Rate Obligations

     The Fund may purchase floating rate and variable rate obligations, including participation interests therein. Floating rate or variable rate obligations provide that the rate of interest is set as a specific percentage of a designated base rate (such as the prime rate at a major commercial bank) and that the Fund can demand payment of the obligation at par plus accrued interest. Variable rate obligations provide for a specified periodic adjustment in the interest rate, while floating rate obligations have an interest rate which changes whenever there is a change in the external interest rate. Frequently such obligations are secured by letters of credit or other credit support arrangements provided by banks. The quality of the underlying creditor or of the bank, as the case may be, must, as determined by Dreyfus under the supervision of the Trustees, be equivalent to the quality standard prescribed for the Fund. The Fund is currently permitted to purchase floating rate and variable rate obligations with demand features in accordance with requirements established by the SEC, which, among other things, permit such instruments to be deemed to have remaining maturities of thirteen months or less, notwithstanding that they may otherwise have a stated maturity in excess of thirteen months.

     The Fund may invest in participation interests purchased from banks in floating rate or variable rate tax-exempt Municipal Obligations owned by banks. A participation interest gives the purchaser an undivided interest in the Municipal Obligation in the proportion that the Fund's participation interest bears to the total principal amount of the Municipal Obligation, and provides a demand feature. Each participation is backed by an irrevocable letter of credit or guarantee of a bank (which may be the bank issuing the participation interest, a bank issuing a confirming letter of credit to that of the issuing bank, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the participation interest) that Dreyfus, under the supervision of the Trustees, has determined meets the prescribed quality standards for the Fund. The Fund has the right to sell the instrument back to the issuing bank or draw on the letter of credit on demand for all or any part of the Fund's participation interest in the Municipal Obligation, plus accrued interest. The Fund is currently permitted to invest in participation interests when the demand provision complies with conditions established by the SEC. Banks will retain a service and letter of credit fee and a fee for issuing repurchase commitments in an amount equal to the excess of the interest paid on the Municipal Obligations over the negotiated yield at which the instruments were purchased by the Fund.

When-Issued Securities

     The Fund may purchase Municipal Obligations on a when-issued basis (i.e., for delivery beyond the normal settlement date at the stated price and yield). The payment obligation and the interest rate that will be received on the Municipal Obligations purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment. Although the Fund will purchase Municipal Obligations on a when-issued basis only with the intention of actually acquiring the securities, the Fund may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy.

     Municipal Obligations purchased on a when-issued basis and the securities held in the Fund's portfolio are subject to changes in market value based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates (which will generally result in similar changes in value, i.e., both experiencing appreciation when interest rates decline and depreciation when interest rates rise). Therefore, to the extent the Fund remains substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a greater possibility of fluctuation in the Fund's net asset value. Purchasing Municipal Obligations on a when-issued basis can involve a risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction.

     The Fund will establish with the Fund's custodian a segregated account consisting of cash or liquid debt securities in an amount at least equal to the amount of its when-issued commitments. When the time comes to pay for when-issued securities, the Fund will meet its obligations from then-available cash flow, sale of securities held in the separate account, sale of other securities or, although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a value greater or lesser than the Fund's payment obligations). Sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are not exempt from Federal income tax.

Purchase of Securities with Stand-by Commitments

     Pursuant to an exemptive order issued by the SEC under the Act, the Fund may acquire standby commitments with respect to Municipal Obligations held in its portfolio. Under a stand-by commitment, a broker-dealer, dealer or bank would agree to purchase, at the Fund's option, a specified Municipal Obligation at a specified price. Stand-by commitments acquired by the Fund may also be referred to as "put options." The amount payable to the Fund upon its exercise of a stand-by commitment normally would be
(a) the acquisition cost of the Municipal Obligation, less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the security, plus (b) all interest accrued on the security since the last interest payment date during the period. Absent unusual circumstances, in determining net asset value the Fund would value the underlying Municipal Obligation at amortized cost. Accordingly, the amount payable by the broker-dealer, dealer or bank upon exercise of a stand-by commitment will normally be substantially the same as the portfolio value of the underlying Municipal Obligation.

     The Fund's right to exercise a stand-by commitment is unconditional and unqualified. Although the Fund could not transfer a stand-by commitment, the Fund could sell the underlying Municipal Obligation to a third party at any time. It is expected that stand-by commitments generally will be available to the Fund without the payment of any direct or indirect consideration. The Fund may, however, pay for stand-by commitments either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held in the Fund's portfolio will not exceed .5 of 1% of the value of the Fund's total assets calculated immediately after such stand-by commitment was acquired.

     The Fund intends to enter into stand-by commitments only with broker-dealers, dealers or banks that Dreyfus believes present minimum credit risks. The Fund's ability to exercise a stand-by commitment will depend on the ability of the issuing institution to pay for the underlying securities at the time the commitment is exercised. The credit of each institution issuing a stand-by commitment to the Fund will be evaluated on an ongoing basis by Dreyfus in accordance with procedures established by the Trustees.

     The Fund intends to acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The acquisition of a stand-by commitment would not affect the valuation or maturity of the underlying Municipal Obligation, which will continue to be valued in accordance with the amortized cost method. Each stand-by commitment will be valued at zero in determining net asset value. Should the Fund pay directly or indirectly for a stand-by commitment, its costs will be reflected as an unrealized loss for the period during which the commitment is held by the Fund and will be reflected in realized gain or loss when the commitment is exercised or expires. Stand-by commitments will not affect the dollar-weighted average maturity of the Fund's portfolio. The Fund understands that the Internal Revenue Service has issued a revenue ruling to the effect that a registered investment company will be treated for Federal income tax purposes as the owner of Municipal Obligations acquired subject to stand-by commitments and the interest on the Municipal Obligations will be tax-exempt to the Fund.

Taxable Investments

     The Fund anticipates being as fully invested as practicable in Municipal Obligations. Because the Fund's purpose is to provide income exempt from Federal and state personal income tax, the Fund will invest in taxable obligations only if and when the Trustees believe it would be in the best interests of its shareholders to do so. Situations in which the Fund may invest up to 20% of its total assets in taxable securities include: (a) pending investment of proceeds of sales of shares of the Fund or of portfolio securities, (b) pending settlement of purchases of portfolio securities, and (c) when the Fund is attempting to maintain liquidity for the purpose of meeting anticipated redemptions. The Fund may temporarily invest more than 20% of its total assets in taxable securities to maintain a "defensive" posture when, in the opinion of Dreyfus, it is advisable to do so because of adverse market conditions affecting the market for Municipal Obligations. The Fund may invest in only the following kinds of taxable securities maturing in one year or less from the date of purchase: (1) obligations of the United States Government, its agencies or instrumentalities; (2) commercial paper rated at the time of purchase at least Prime-1 by Moody's or A-1+ or A-1 by S&P;
(3) certificates of deposit of domestic banks with total assets of $1 billion or more; and (4) repurchase agreements (instruments under which the seller of a security agrees to repurchase the security at a specific time and price) with respect to any securities that the Fund is permitted to hold.

Repurchase Agreements

     The Fund may enter into repurchase agreements with member banks of the Federal Reserve System or certain non-bank dealers. Under each repurchase agreement the selling institution will be required to maintain the value of the securities subject to the agreement at not less than their repurchase price. If a particular bank or non-bank dealer defaults on its obligation to repurchase the underlying debt instrument as required by the terms of a repurchase agreement, the Fund will incur a loss to the extent that the proceeds it realizes on the sale of the collateral are less than the repurchase price of the instrument. In addition, should the defaulting bank or non-bank dealer file for bankruptcy, the Fund could incur certain costs in establishing that it is entitled to dispose of the collateral and its realization on the collateral may be delayed or limited. Investments in repurchase agreements are subject to the policy prohibiting investment of more than 10% of the Fund's assets in restricted securities, securities without readily available market quotations and repurchase agreements maturing in more than seven days.

     As noted in the Prospectus, the Fund may, on occasion, invest in securities issued by other investment companies. These securities will be of investment companies that determine their net asset value per share based on the amortized cost or penny-rounding method. Such securities will be acquired by the Fund within the limits prescribed by the Act, which include, subject to certain exceptions, a prohibition against the Fund's investing more than 10% of the value of its total assets in such securities.

Special Factors Affecting the Fund

     Some of the significant financial considerations relating to the Fund's investment in New York Municipal Obligations are summarized in Appendix A. This summary information is not intended to be a complete description and is principally derived from official statements relating to issues of New York Municipal Obligations that were available prior to the date of this Statement of Additional Information. The accuracy and completeness of the information contained in those official statements have not been independently verified.

Investing in New York Municipal Obligations. Each investor should consider carefully the special risks inherent in the Fund's investment in New York Municipal Obligations. These risks result from the financial condition of New York State and certain of its public bodies and municipalities, including New York City. Beginning in early 1975, New York State, New York City and other State entities faced serious financial difficulties which jeopardized the credit standing and impaired the borrowing abilities of such entities and contributed to high interest rates on, and lower market prices for, debt obligations issued by them. A recurrence of such financial difficulties or a failure of certain financial recovery programs could result in defaults or declines in the market values of various New York Municipal Obligations in which the Fund may invest. If there should be a default or other financial crisis relating to New York State, New York City, a State or City agency, or a State municipality, the market value and marketability of outstanding New York Municipal Obligations in the Fund's portfolio and the interest income to the Fund could be adversely affected. Moreover, the national recession and the significant slowdown in the New York and regional economies in the early 1990's added substantial uncertainty to estimates of the State's tax revenues, which, in part, caused the State to incur cash-basis operating deficits in the General Fund and issued deficit notes during the fiscal periods 1989 through 1992. The State's financial operations improved, however, during the 1993 and 1994 fiscal years. After reflecting a 1993 year-end deposit to the State's refund reserve account of $671 million, reported 1993 General Fund receipts were $45 million higher than originally projected in April 1992. The State completed the 1994 fiscal year with an operating surplus in the General Fund of $914 million. The State reported a General Fund operating deficit of $1.426 billion for the 1995 fiscal year. There can be no assurance that New York will not face substantial potential budget gaps in future years. In January 1992, Moody's lowered from A to Baa1 its ratings of certain appropriation-backed debt of New York State and its agencies. The State's general obligation, State-guaranteed and New York State Local Government Assistance Corporation bonds continued to be rated A by Moody's. In January 1992, S&P lowered from A to A- ratings of New York State general obligation bonds and stated that it continued to assess the ratings outlook as negative. S&P also lowered its ratings of various agency debts, State moral obligations, contractual obligations, lease purchase obligations and State guarantees. In February 1991, Moody's lowered its rating of New York City's general obligation bonds from A to Baa1. The rating changes reflected the rating agencies' concerns about the financial condition of New York State and City, the heavy debt load of the State and City, and economic uncertainties in the region. Investors should review "Appendix A" which more fully sets forth these and other risk factors.

Investment Restrictions

     The following are fundamental investment restrictions of the Fund. The Fund may not:

     1. Purchase any securities which would cause more than 25% of the value of the Fund's total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal activities in the same industry. (For purposes of this limitation, U.S. Government securities and state or municipal governments and their political subdivisions are not considered members of any industry. In addition, this limitation does not apply to investments of domestic banks, including U.S. branches of foreign banks and foreign branches of U.S. banks.)

     2. Borrow money or issue senior securities as defined in the Act, except that (a) the Fund may borrow money in an amount not exceeding one-third of the Fund's total assets at the time of such borrowing, and (b) the Fund may issue multiple classes of shares. The purchase or sale of futures contracts and related options shall not be considered to involve the borrowing of money or issuance of senior securities.

     3. Make loans or lend securities, if as a result thereof more than one-third of the Fund's total assets would be subject to all such loans. For purposes of this restriction, debt instruments and repurchase agreements shall not be treated as loans.

     4. Underwrite securities issued by any other person, except to the extent that the purchase of securities and the later disposition of such securities in accordance with the Fund's investment program may be deemed an underwriting.

     5. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate, including mortgage loans, or securities of companies that engage in the real estate business or invest or deal in real estate or interests therein).

     6. Purchase or sell commodities, except that the Fund may enter into futures contracts and related options, forward currency contracts and other similar instruments.

     The Fund may, notwithstanding any other fundamental investment policy or restriction, invest all of its investable assets in securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies, and restrictions as the Fund.

     The following are non-fundamental investment restrictions of the
Fund:

     1. The Fund will not purchase or retain the securities of any issuer if the officers, directors or Trustees of the Trust, its advisers, or managers owning beneficially more than one half of one percent of the securities of each issuer together own beneficially more than five percent of such securities.

     2. The Fund will not purchase securities of issuers (other than securities issued or guaranteed by domestic or foreign governments or political subdivisions thereof), including their predecessors, that have been in operation for less than three years, if by reason thereof the value of the Fund's investment in securities would exceed 5% of the Fund's total assets. For purposes of this limitation, sponsors, general partners, guarantors and originators of underlying assets may be treated as the issuer of a security.

     3. The Fund will not purchase puts, calls, straddles, spreads and any combination thereof if by reason thereof the value of its aggregate investment in such classes of securities will exceed 5% of its total assets, except that: (a) this restriction shall not apply to standby commitments, and (b) this restriction shall not apply to the Fund's transactions in futures contracts and related options.

     4. The Fund will not purchase warrants if at the time of such purchase: (a) more than 5% of the value of the Fund's assets would be invested in warrants, or (b) more than 2% of the value of the Fund's assets would be invested in warrants that are not listed on the NYSE or American Stock Exchange ("AMEX") (for purposes of this limitation, warrants acquired by the Fund in units or attached to securities will be deemed to have no value).

     5. The Fund will not invest more than 10% of the value of its net assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days, and other securities which are not readily marketable. For purposes of this restriction, illiquid securities shall not include commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933 and securities which may be resold under Rule 144A under the Securities Act of 1933, provided that the Board of Trustees, or its delegate, determines that such securities are liquid based upon the trading markets for the specific security.

     6. The Fund may not invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets and except to the extent otherwise permitted by the Act.

     7. The Fund will not purchase oil, gas or mineral leases (the Fund may, however, purchase and sell the securities of companies engaged in the exploration, development, production, refining, transporting and marketing of oil, gas or minerals).

     8. The Fund shall not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amounts to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

     9. The Fund shall not purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

     10. The Fund shall not purchase any security while borrowings representing more than 5% of the Fund's total assets are outstanding.

     If a percentage restriction is adhered to at the time of an investment, a later increase or decrease in such percentage resulting from a change in the values of assets will not constitute a violation of such restriction.

     Under the Act, a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund, as defined in the Act. "Majority" means the lesser of (1) 67% or more of the shares present at the Fund's meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or
(2) more than 50% of the outstanding shares of the Fund. Non-fundamental investments restrictions may be changed, without shareholder approval, by vote of a majority of the Trust's Board of Trustees at any time.

     In order to permit the sale of the Fund's shares in certain states, the Trust may make commitments more restrictive than the investment restrictions described above. Accordingly, the Fund has given a representation that investments will not be made in real estate limited partnerships. Should the Trust determine that any such commitment is no longer in the best interests of the Fund and its shareholders, it will revoke the commitment by terminating sales of the Fund's shares in the state involved.


     The Trust may in the future seek to achieve the Fund's investment objective by investing all of the Fund's assets in another investment company having the same investment objective and substantially the same investment policies and restrictions as those applicable to the Fund. Shareholders of the Fund will be given at lease 30 days' prior notice of any such investment. Such investment would be made only if the Trustees determine it to be in the best interest of the Fund and its shareholders. In making the determination, the Trustees will consider, among other things, the benefits to shareholders and/or the opportunity to reduce costs and achieve operational efficiencies. Although the Fund believes that the Trustees will not approve an arrangement that is likely to result in higher costs, no assurance is given that costs will be materially reduced if this option is implemented.

Portfolio Transactions

     Decisions to buy and sell securities for the Fund and effectuation of securities transactions are made by Dreyfus, subject to the overall supervision and review of the Trustees. The same personnel are also in charge of portfolio transactions for other clients of other subsidiaries and affiliates of Dreyfus.

     Purchases and sales of portfolio securities for the Fund will generally be transacted with the issuer or a primary market maker on a net basis, without the payment by the Fund of any brokerage commission for such purchases or sales. Purchases from dealers serving as primary market makers will reflect the spread between the bid and asked prices. In selecting dealers and in executing portfolio transactions, Dreyfus seeks, on behalf of the Fund, the best overall terms available. In doing so, Dreyfus considers all matters it deems relevant, including the breadth of the market in the security, the price of the security and the financial condition and executing capability of the dealer.

     Dealers may be selected who provide brokerage and/or research services to the Trust and/or other accounts over which Dreyfus or its affiliates exercise investment discretion. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or the purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). The receipt of research from dealers may be useful to Dreyfus in rendering investment management services to the Trust and/or its other clients; and, conversely, such information provided by its brokers or dealers who have executed transaction orders on behalf of other clients of Dreyfus may be useful to Dreyfus in carrying out its obligation to the Trust.

     The Fund will not purchase Municipal Obligations during the existence of any underwriting or selling group relating thereto of which an affiliate is a member, except to the extent permitted by the SEC. Under certain circumstances, the Fund may be at a disadvantage because of this limitation in comparison with other investment companies which have a similar investment objective but are not subject to such limitations.

     Dreyfus will make investment decisions for the Fund independently from those made for its other clients, other funds and clients of other subsidiaries of Dreyfus. On occasion, however, the same investment decisions will be made for the Fund as for one or more of Dreyfus' clients at about the same time. In a case in which the Fund and one of these other clients are simultaneously engaged in the purchase or sale of the same security, the transactions will, to the extent feasible and practicable, be averaged as to price and allocated as to amount among the Fund and/or the other client or clients pursuant to a formula considered equitable. In some cases, this system could have a detrimental effect on the price or volume of the security to be purchased or sold on behalf of the Fund. In other cases, however, it is believed that coordination and the ability to participate in volume transactions will be to the benefit of the Fund.

     For the fiscal years ended June 30, 1996 and 1995, and for the periods from December 1, 1993 to June 30, 1994 and from December 1, 1992 to June 30, 1993 the Fund paid no stated brokerage commissions.


                          REDEMPTION OF FUND SHARES

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "How to Redeem Fund Shares."

     Check Redemption Privilege. An investor may indicate on the Account Application or by later written request that the Fund provide Redemption Checks ("Checks") drawn on the Fund's account. Checks will be sent only to the registered owner(s) of the account and only to the address of record. The Account Application, Shareholder Services Form or later written request must be manually signed by the registered owner(s).
Checks may be made payable to the order of any person in an amount of $1,000 or more ($500 for shareholders who has held Fund shares since December 8, 1995). When a Check is presented to the Transfer Agent for payment, the Transfer Agent, as the investor's agent, will cause the Fund to redeem a sufficient number of shares in the investor's account to cover the amount of the Check and the $2.00 charge. Dividends are earned until the Check clears. After clearance, a copy of the Check will be returned to the investor. Investors generally will be subject to the same rules and regulations that apply to checking accounts, although election of this Privilege creates only a shareholder-transfer agent relationship with the Transfer Agent.

     If the amount of the Check, plus any applicable charges, is greater than the value of the shares in an investor's account, the Check will be returned marked insufficient funds. Checks should not be used to close an account.

     Wire Redemption Privilege. By using this Privilege, the investor authorizes the Transfer Agent to act on wire or telephone redemption instructions from any person representing himself or herself to be the investor, or a representative of the investor's Agent, and reasonably believed by the Transfer Agent to be genuine. An investor (other than one who has held Fund shares since December 8, 1995) will be charged a $5.00 fee for each wire redemption, which will be deducted from the investor's account and paid to the Transfer Agent. Ordinarily, the Fund will initiate payment for shares redeemed pursuant to this Privilege on the next business day after receipt if the Transfer Agent receives the redemption request in proper form. Redemption proceeds ($5,000 minimum) will be transferred by Federal Reserve wire only to the commercial bank account specified by the investor on the Account Application or Shareholder Services Form, or to a correspondent bank if the investor's bank is not a member of the Federal Reserve System. Fees ordinarily are imposed by such bank and usually are borne by the investor. Immediate notification by the correspondent bank to the investor's bank is necessary to avoid a delay in crediting the funds to the investor's bank account.

     Investors with access to telegraphic equipment may wire redemption requests to the Transfer Agent by employing the following transmittal code which may be used for domestic or overseas transmissions:

                                        Transfer Agent's
          Transmittal Code              Answer Back Sign
          ----------------              ----------------

              144295                    144295 TSSG PREP

     Investors who do not have direct access to telegraphic equipment may have the wire transmitted by contacting a TRT Cables operator at 1-800-654-7171, toll free. Investors should advise the operator that the above transmittal code must be used and should also inform the operator of the Transfer Agent's answer back sign.

     Stock Certificates; Signatures. Any certificates representing Fund shares to be redeemed must be submitted with the redemption request. Written redemption requests must be signed by each shareholder, including each holder of a joint account, and each signature must be guaranteed. Signatures on endorsed certificates submitted for redemption also must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations as well as from participants in the NYSE Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP") and the Stock Exchanges Medallion Program. Guarantees must be signed by an authorized signatory of the guarantor and "Signature-Guaranteed" must appear with the signature. The Transfer Agent may request additional documentation from corporations, executors, administrators, trustees or guardians, and may accept other suitable verification arrangements from foreign investors, such as consular verification. For more information with respect to signature-guarantees, please call one of the telephone numbers listed on the cover.

     Dreyfus TeleTransfer Privilege. Investors should be aware that if they have selected the Dreyfus TeleTransfer Privilege, any request for a wire redemption will be effected as a Dreyfus TeleTransfer transaction through the ACH system unless more prompt transmittal specifically is requested. Redemption proceeds will be on deposit in the investor's account at an ACH member bank ordinarily two business days after receipt of the redemption request. An investor (other than one who has held Fund shares since December 8, 1995) will be charged a $5.00 fee for each redemption effected pursuant to this Privilege, which will be deducted from the investor's account and paid to the Transfer Agent. See "Redemption of Fund Shares-- Dreyfus TeleTransfer Privilege."

     Redemption Commitment. The Fund has committed itself to pay in cash all redemption requests by any shareholder of record of the Fund, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. In the case of requests for redemption in excess of such amount, the Trustees and executive officers of the Trust reserve the right to make payments in whole or in part in securities or other assets in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. In this event, the securities would be valued in the same manner as the Fund's portfolio is valued. If the recipient sold such securities, brokerage charges would be incurred.

     Suspension of Redemptions. The right to redeem Fund shares may be suspended or the date of payment postponed (a) for any period during which the NYSE is closed (other than for customary weekend or holiday closings);
(b) when trading in the markets the Trust normally uses is restricted or when an emergency exists as determined by the SEC so that disposal of the Fund's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the SEC, by order, may permit for protection of the Fund's shareholders.


                            SHAREHOLDER SERVICES


     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled
"Shareholder Services."

     Fund Exchanges. Fund shares may be exchanged for shares of certain other funds advised or administered by Dreyfus. Shares of other funds purchased by exchange will be purchased on the basis of relative net asset value per share as follows:

     A. Exchanges for shares of funds that are offered without a sales load will be made without a sales load.

     B. Shares of funds purchased without a sales load may be exchanged for shares of other funds sold with a sales load, and the applicable sales load will be deducted.

     C. Shares of funds purchased with a sales load may be exchanged without a sales load for shares of other funds sold without a sales load.

     D. Shares of funds purchased with a sales load, shares of funds acquired by a previous exchange from shares purchased with a sales load and additional shares acquired through reinvestment of dividends or other distributions of any such funds (collectively referred to herein as "Purchased Shares") may be exchanged for shares of other funds sold with a sales load (referred to herein as "Offered Shares"), provided that, if the sales load applicable to the Offered Shares exceeds the maximum sales load that could have been imposed in connection with the Purchased Shares (at the time the Purchased Shares were acquired), without giving effect to any reduced loads, the difference will be deducted.

     To accomplish an exchange under item D above, shareholders must notify the Transfer Agent of their prior ownership of fund shares and their account number.

     To request an exchange, an investor, or the investor's Agent acting on the investor's behalf, must give exchange instructions to the Transfer Agent in writing or by telephone. The ability to issue exchange instructions by telephone is given to all Fund shareholders automatically, unless the investor checks the applicable "No" box on the Account Application, indicating that the investor specifically refuses this Privilege. By using the Telephone Exchange, the investor authorizes the Transfer Agent to act on telephonic instructions (including over The Dreyfus Touch(R) automated telephone system, from any person representing himself or herself to be the investor or a representative of the investor's Agent, and reasonably believed by the Transfer Agent to be genuine. Telephone exchanges may be subject to limitations as to the amount involved or the number of telephone exchanges permitted. Shares issued in certificate form are not eligible for telephone exchange. Investors (other than those who has held Fund shares since December 8, 1995) will be charged a $5.00 fee for each exchange made out of the Fund, which will be deducted from the investor's account and paid to the Transfer Agent. Exchanges out of the Fund pursuant to Fund Exchanges are limited to four per calendar year.

     This Privilege is available to shareholders resident in any state in which shares of the fund being acquired may legally be sold. Shares may be exchanged only between accounts having identical names and other identifying designations.

     Shareholder Services Forms and prospectuses of the other funds may be obtained by calling 1-800-645-6561. The Fund reserves the right to reject any exchange request in whole or in part. The Fund Exchange service may be modified or terminated at any time upon notice to shareholders.

     Dreyfus Dividend Sweep. Dreyfus Dividend Sweep allows investors to invest on the payment date their dividends or dividends and capital gain distributions, if any, from the Fund in shares of certain other funds in the Dreyfus Family of Funds of which the investor is a shareholder. Shares of the other funds purchased pursuant to this Privilege will be purchased on the basis of relative NAV per share as follows:


     A. Dividends and other distributions paid by a fund may be invested without imposition of a sales load in shares of other funds that are offered without a sales load.


     B. Dividends and other distributions paid by a fund which does not charge a sales load may be invested in shares of other funds sold with a sales load, and the applicable sales load will be deducted.


     C. Dividends and other distributions paid by a fund which charges a sales load may be invested in shares of other funds sold with a sales load (referred to herein as "Offered Shares"), provided that, if the sales load applicable to the Offered Shares exceeds the maximum sales load charged by the fund from which dividends or other distributions are being swept, without giving effect to any reduced loads, the difference will be deducted.


     D. Dividends and other distributions paid by a fund may be invested in shares of other funds that impose a contingent deferred sales charge ("CDSC") and the applicable CDSC, if any, will be imposed upon redemption of such shares.


                      DETERMINATION OF NET ASSET VALUE

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "How to Buy Fund Shares."

     The Prospectus describes the time at which the net asset value of the Fund is determined for purposes of sales and redemptions. In addition, portfolio securities held by the Fund may be actively traded in securities markets which are open for trading on days when the Fund will not be determining its net asset value. Accordingly, there may be occasions when the Fund is not open for business but when the value of the Fund's portfolio securities will be affected by such trading activity. The holidays (as observed) on which the NYSE is closed currently are: New Years Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

     It is the Trust's policy to use its best efforts to maintain the Fund's net asset value per share ("NAV") at a constant value of $1.00. The Fund's portfolio instruments are valued on the basis of amortized cost. This involves valuing an instrument at its cost initially and, thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which the value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument.

     The valuation of the Fund's portfolio instruments based upon their amortized cost and simultaneous maintenance of the Fund's NAV at $1.00 are permitted by a rule adopted by the SEC. Under this rule, the Fund must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of thirteen months or less, and invest only in securities determined by the Trustees to be eligible securities with minimal credit risks at the time of their acquisition by the Fund. In accordance with the rule, the Trustees have established procedures designed to stabilize, to the extent reasonably practicable, the Fund's NAV as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of the Fund's portfolio holdings by the Trustees, at such intervals as they may deem appropriate, to determine whether the NAV of the Fund calculated by using available market quotations or market equivalents deviates from $1.00 based on amortized cost. The rule also provides that the extent of any deviation between the Fund's NAV based upon available market quotations or market equivalents and $1.00 NAV based on amortized cost must be examined by the Trustees. In the event the Trustees determine that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, pursuant to the rule they must cause the Fund to take such corrective action as the Trustees regard as necessary and appropriate, including: selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends or paying distributions from capital or capital gains; redeeming shares in kind; or establishing a NAV by using available market quotations.


                           PERFORMANCE INFORMATION

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled
"Performance Information."

     From time to time, the Fund may quote its yield in advertisements, shareholder reports or other communications to shareholders. The Fund may compare its performance to that of other mutual funds, relevant indices or rankings prepared by independent services or other financial or industry publications that monitor mutual fund performance.

     Performance rankings as reported in Changing Times, Business Week, Institutional Investor, The Wall Street Journal, Mutual Fund Forecaster, No Load Investor, Money Magazine, Morningstar Mutual Fund Values, U.S. News and World Report, Forbes, Fortune, Barron's, Financial Planning, Financial Planning on Wall Street, Certified Financial Planner Today, Investment Advisor, Kiplinger's, Smart Money and similar publications may also be used in comparing the Fund's performance.

Yields

     The Fund's yield is computed by: (a) determining the net change in the value of a hypothetical pre-existing account in a Fund having a balance of one share at the beginning of a seven-calendar-day period for which yield is to be quoted, (b) dividing the net change by the value of the account at the beginning of the period to obtain the base period return, and (c) annualizing the results (i.e., multiplying the base period return by 365/7). The net change in the value of the account reflects the value of additional shares purchased with dividends declared on the original share and any such additional shares, but does not include realized gains and losses or unrealized appreciation and depreciation. In addition, the Fund may calculate a compound effective annualized yield by adding 1 to the base period return (calculated as described above), raising the sum to a power equal to 365/7 and subtracting 1. The Fund's equivalent taxable yield is computed by dividing that portion of the Fund's yield which is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the Fund's yield that is not tax-exempt.


     Effective December 8, 1995, the Fund's separate "Investor" and "Class R" designations were eliminated and the Fund became a single class Fund. For the seven-day period ended June 30, 1996, the Fund's yield was 3.04%, effective yield was 3.09% and equivalent taxable yield* was 5.69%. These yields reflect the waiver of a portion of the management fee by Dreyfus, without which the Fund's seven-day yield, effective yield and equivalent taxable yield* for the period ended June 30, 1996, would have been 2.94%, 2.98% and 5.51%, respectively. See "Management of the Fund" in the Prospectus.


_________________________________________
* Example assumes a Federal marginal tax rate of 36% and a New York State and New York City marginal tax rate of 11.785% (combined effective rate of 43.54%).


     From time to time, advertising material for the Fund may include biographical information relating to its portfolio manager and may refer to, or include commentary by the portfolio manager relating to investment strategy, asset growth, current or past business, political, economic or financial conditions and other matters of general interest to investors.


                  DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES

     The following information supplements and should be read in conjunction with the Section in the Fund's Prospectus entitled "Dividends, Other Distributions and Taxes."


     The Fund intends to satisfy the requirements for qualifying as a "regulated investment company" under Subchapter M of the Code. Provided the Fund distributes at least 90% of its taxable net investment income, including market discount and net realized short-term capital gains, and 90% of the tax-exempt interest income (reduced by certain expenses), the Fund, if it qualifies as a regulated investment company, will not be liable for Federal income taxes to the extent its taxable net investment income and capital gain net income are distributed to its shareholders.

     Because the Fund will distribute exempt-interest dividends, interest on indebtedness incurred by a shareholder to purchase or carry Fund shares is not deductible for Federal income tax purposes. If a shareholder receives an exempt-interest dividend with respect to shares of the Fund and if such shares are held by the shareholder for six months or less, then any loss on the redemption or exchange of such shares will, to the extent of such exempt-interest dividends, be disallowed. In addition, the Code may require a shareholder, if he or she receives exempt-interest dividends, to treat as taxable income a portion of certain otherwise non-taxable social security and railroad retirement benefit payments. Furthermore, that portion of an exempt-interest dividend paid by the Fund which represents income from private activity bonds may not retain its tax-exempt status in the hands of a shareholder who is a "substantial user" of a facility financed by such bonds, or a "related person" thereof. Moreover, as noted in the Fund's Prospectus, some or all of the Fund's dividends may be a specific preference item, or a component of an adjustment item, for purposes of the Federal individual and corporate alternative minimum taxes. In addition, the receipt of Fund dividends and distributions may affect a foreign corporate shareholder's Federal "branch profits" tax liability and a Subchapter S corporation shareholder's Federal "excess net passive income" tax liability. Shareholders should consult their own tax advisers as to whether they are (1) substantial users with respect to a facility or related to such users within the meaning of the Code or (2) subject to a Federal alternative minimum tax, any applicable state alternative minimum tax, the Federal branch profits tax, or the Federal excess net passive income tax.

     Dividends derived by the Fund from tax-exempt interest are designated as tax-exempt in the same percentage of the day's dividend as the actual tax-exempt income earned that day. Thus, the percentage of the dividend designated as tax-exempt may vary from day to day. Similarly, dividends derived by the Fund from interest on New York Municipal Obligations will be designated as exempt from the State of New York taxation in the same percentage of the day's dividend as the actual interest on New York Municipal Obligations earned on that day.

     The Fund is required to withhold and remit to the U.S. Treasury 31% of the taxable dividends paid by the Fund and the distributions paid by the Fund (in excess of $10 on an annualized basis) with respect to any non-corporate shareholder who fails to furnish or certify his or her correct taxpayer identification number, who has been notified that he or she is subject to back up withholding due to underreporting of dividend or interest income or who fails to certify that he or she has provided a correct taxpayer identification number, and that he or she is not subject to such withholding. An individual's tax identification number is his or her social security number. The backup withholding tax is not an additional tax and may be credited against a shareholder's regular Federal income tax liability.

     The foregoing is only a summary of certain tax considerations generally affecting the Fund and its shareholders, and is not intended as a substitute for careful tax planning. Individuals may be exempt from New York state and local personal income taxes on exempt-interest income derived from obligations of issuers located in New York, but are usually subject to such taxes on such dividends that are derived from obligations of issuers located in other jurisdictions. Investors are urged to consult their tax advisers with specific reference to their own tax situations.


                         INFORMATION ABOUT THE FUND


     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "General Information."

     The Trust is an open-end management investment company organized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts by an Agreement and Declaration of Trust dated March 28, 1983, amended and restated December 9, 1992, and subsequently further amended. On March 31, 1994, the Trust changed its name from "The Boston Company Tax-Free Municipal Funds" to "The Laurel Tax-Free Municipal Funds." The Trust's name was then changed from "The Laurel Tax-Free Municipal Funds" to "The Dreyfus/Laurel Tax-Free Municipal Funds" effective October 17, 1994. On December 8, 1995, the Fund's name was changed from "Dreyfus/Laurel New York Tax-Free Money Fund" to "Dreyfus BASIC New York Municipal Money Market Fund".

     The Trustees have authority to create an unlimited number of shares of beneficial interest, without par value, in separate series. Each series will be treated as a separate entity. Currently, seven series have been authorized (each a "fund"). The Trustees have authority to create additional series at any time in the future without shareholder approval.

     Each share (regardless of class) has one vote. On each matter submitted to a vote of the shareholders, all shares of each fund or class shall vote together as a single class, except as to any matter for which a separate vote of any fund or class is required by the Act and except as to any matter which affects the interest of a particular fund or class, in which case only the holders of shares of the one or more affected funds or classes shall be entitled to vote, each as a separate class.

     The assets received by the Trust for the issue or sale of shares of each Fund and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are specifically allocated to such fund, and constitute the underlying assets of such fund. The underlying assets of each fund are required to be segregated on the books of account, and are to be charged with the expenses in respect to such fund and with a share of the general expenses of the Trust. Any general expenses of the Trust not readily identifiable as belonging to a particular fund shall be allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable, taking into consideration, among other things, the relative sizes of the funds and the relative difficulty in administering each fund. Each share of each fund represents an equal proportionate interest in that fund with each other share and is entitled to such dividends and distributions out of the income belonging to such fund as are declared by the Trustees. Upon any liquidation of a fund, shareholders thereof are entitled to share pro rata in the net assets belonging to that fund available for distribution.

     The Trust does not hold annual meetings of shareholders. There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Under the Act, shareholders of record of no less than two-thirds of the outstanding shares of the Trust may remove a Trustee through a declaration in writing or by a vote cast in person or by proxy at a meeting called for that purpose. The Trustees are required to call a meeting of shareholders for the purposes of voting upon the question of removal of any Trustee when requested in writing to do so by the shareholders of record of not less than 10% of the Trust's outstanding shares.

     Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee. The Agreement and Declaration of Trust provides for indemnification from the Trust's property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations, a possibility which Dreyfus believes is remote.
Upon payment of any liability incurred by the Trust, the shareholder paying such liability will be entitled to reimbursement from the general assets of the Trust. The Trustees intend to conduct the operations of each fund in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of such fund.


                           PRINCIPAL SHAREHOLDERS

     As of October 21, 1996, no companies/individuals were found to have owned beneficially 5% or more of the outstanding shares of the Fund.


                        CUSTODIAN AND TRANSFER AGENT

     Mellon Bank, which is located at One Mellon Bank Center, Pittsburgh, PA 15219, serves as the Fund's custodian. Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, located at One American Express Plaza, Providence, Rhode Island 02903, is the Fund's transfer and dividend disbursing agent. Under a transfer agency agreement with the Fund, the Transfer Agent arranges for the maintenance of shareholder account records for the Fund, the handling of certain communications between shareholders and the Fund and the payment of dividends and distributions payable by the Fund. For these services, the Transfer Agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Fund during the month, and is reimbursed for certain out-of-pocket expenses. Dreyfus Transfer, Inc. and Mellon Bank, as custodian, have no part in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.

                      COUNSEL AND INDEPENDENT AUDITORS

     Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, N.W., Second Floor, Washington, D.C., 20036-1800, has passed upon the legality of the shares offered by the Prospectus and this Statement of Additional
Information.

     KPMG Peat Marwick LLP, 345 Park Avenue, New York, New York 10154, was appointed by the Board of Trustees to serve as the Fund's independent auditors for the year ending June 30, 1997, providing audit services including (1) examination of the annual financial statements, (2) assistance, review and consultation in connection with the SEC and (3) review of the annual Federal income tax return filed on behalf of the Fund.


                            FINANCIAL STATEMENTS

     The Fund's Annual Report for the fiscal year ended June 30, 1996 accompanies this Statement of Additional Information, and the financial statements contained therein, and related notes, are incorporated by reference herein.


                                 APPENDIX A

          RISK FACTORS--INVESTING IN NEW YORK MUNICIPAL OBLIGATIONS


     The financial condition of New York State (the "State") and certain of its public bodies (the "Agencies") and municipalities, particularly New York City (the "City"), could affect the market values and marketability of New York Municipal Obligations which may be held by the Fund. The following information constitutes only a brief summary, does not purport to be a complete description, and is based on information drawn from official statements relating to securities offerings of the State, the City and the Municipal Assistance Corporation for the City of New York ("MAC") available as of the date of this Statement of Additional Information. While the Fund has not independently verified such information, it has no reason to believe that such information is not correct in all material respects.


     A national recession commenced in mid-1990. The downturn continued through the remainder of the 1990-91 fiscal year, and was followed by a period of weak economic growth during the remainder of the 1991 calendar year. For the calendar year 1992, the national economy continued to recover, although at a rate below all post-war recoveries. The recession was more severe in the State than in other parts of the nation, owing to a significant retrenchment in the financial services industry, cutbacks in defense spending, and an overbuilt real estate market. The State economy remained in recession until 1993, when employment growth resumed. Since early 1993, the State has gained approximately 100,000 jobs. The State's economy expanded modestly during 1995. Although industries that export goods and services abroad are expected to benefit from the lower dollar, growth will be slowed by government cutbacks at all levels. On an average annual basis, employment growth in 1995 was estimated to be about the same as 1994. Both personal income and wages were estimated to have recorded moderate gains in 1995. Employment growth is expected to slow significantly in 1996 as the pace of national economic growth slackens, entire industries experience consolidations, and governmental employment continues to shrink. Personal income is estimated to increase by 4.0% in 1996.


     The State's budget for the 1995-96 fiscal year was enacted by the Legislature on June 7, 1995, more than two months after the start of the fiscal year. Prior to adoption of the budget, the Legislature enacted appropriations for disbursements considered to be necessary for State operations and other purposes, including all necessary appropriations for debt service. The State Financial Plan for 1995-96 fiscal year was formulated on June 20, 1995 and is based on the State's budget as enacted by the Legislature and signed into law by the Governor.


     The 1995-96 budget was the first to be enacted in the administration of the Governor, who assumed office on January 1. It was the first budget in over half a century which proposed and, as enacted, projected an absolute year-over-decline in General Fund disbursements. Spending for State operations was projected to drop even more sharply, by 4.6%.
Nominal spending from all State funding sources (i.e., excluding Federal aid) was proposed to increase by only 2.5% from the prior fiscal year, in contrast to the prior decade when such spending growth averaged more than 6.0% annually.


     In his Executive Budget, the Governor indicated that in the 1995-96 fiscal year, the State Financial Plan, based on then-current law governing spending and revenues, would be out of balance by almost $4.7 billion, as a result of the projected structural deficit resulting from the ongoing disparity between sluggish growth in receipts, the effect of prior-year tax changes, and the rapid acceleration of spending growth; the impact of unfunded 1994-95 initiatives, primarily for local aid programs; and the use of one-time solutions, primarily surplus funds from the prior year, to fund recurring spending in the 1994-95 budget. The Governor proposed additional tax cuts, to spur economic growth and provide relief for low and middle-income tax payers, which were larger than those ultimately adopted, and which added $240 million to the then projected imbalance or budget gap, bringing their total to approximately $5 billion.


     This gap was projected to be closed in the 1995-96 State Financial Plan based on the enacted budget, through a series of actions, mainly spending reductions and cost containment measures and certain reestimates that were expected to be recurring, but also through the use of one-time solutions.


     The General Fund was projected to be balanced on a cash basis for the 1995-96 fiscal year. Total receipts and transfers from other funds were projected to be $33.110 billion, a decrease of $48 million from total receipts in the prior fiscal year. Total General Fund disbursements and transfers to other funds were projected to be $33.055 billion, a decrease of $344 million from the total amount disbursed in the prior fiscal year.


     The State Financial Plan was based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and the State economies. Many uncertainties exist in forecasts of both the national and State economies, including consumer attitudes toward spending, Federal financial and monetary policies, the availability of credit and the condition of the world economy, which could have an adverse effect on the State. There can be no assurance that the State economy will not experience worse-than-predicted results, with corresponding material and adverse effects on the State's projections of receipts and disbursements.


     The State issued its second quarterly update to the cash-basis 1995-96 State Financial Plan (the "Mid-Year Update") on October 26, 1995. Revisions have been made to estimates of both receipts and disbursements based on: (1) updated economic forecasts for both the nation and the State, (2) an analysis of actual receipts and disbursements through the first six months of the fiscal year, and (3) an assessment of changing program requirements and cost savings initiatives. The Mid-Year Update projects continued balance in the State's 1995-96 Financial Plan,with estimated receipts reduced by a net $71 million and estimated disbursements reduced by a net $30 million. The resulting General Fund balance decreases to $172 million in the Mid-Year Update, reflecting the expected use of $41 million from the Contingency Reserve Fund for payment of litigation and disallowance expenses.


     On October 2, 1995, the State Comptroller released a report entitled "Comptroller's Report on the Financial Condition of New York State 1995" in which he identified several risks to the State Financial Plan and reaffirmed his estimate that the State faces a potential imbalance in receipts and disbursements of at least $2.7 billion for the State's 1996-97 fiscal year and at least $3.9 billion for the State's 1997-98 fiscal year.


     There can be no assurance that the State will not face substantial potential budget gaps in future years resulting from a significant disparity between tax revenues projected from a lower recurring receipts base and the spending required to maintain State programs at current levels. To address any potential budgetary imbalance, the State may need to take significant actions to align recurring receipts and disbursements in future fiscal years.


     On June 6, 1990, Moody's changed its ratings on all the State's outstanding general obligation bonds from A1 to A. On March 26, 1990 and January 13, 1992, S&P changed its ratings on all of the State's outstanding general obligation bonds from AA- to A and from A to A-, respectively. In February 1991, Moody's lowered its rating on the City's general obligation bonds from A to Baa1 and in July 1995, S&P lowered its rating on such bonds from A- to BBB+. Ratings reflect only the respective views of such organizations, and their concerns about the financial condition of New York State and City, the debt load of the State and City and any economic uncertainties about the region. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely if, in the judgment of the agency originally establishing the rating, circumstances so warrant.


     (1) The State, Agencies and Other Municipalities. During the mid-1970s, some of the Agencies and municipalities (in particular, the City) faced extraordinary financial difficulties, which affected the State's own financial condition. These events, including a default on short-term notes issued by the New York State Urban Development Corporation ("UDC") in February 1975, which default was cured shortly thereafter, and a continuation of the financial difficulties of the City, created substantial investor resistance to securities issued by the State and by some of its municipalities and Agencies. For a time, in late 1975 and early 1976, these difficulties resulted in a virtual closing of public credit markets for State and many State related securities.


     In response to the financial problems confronting it, the State developed and implemented programs for its 1977 fiscal year that included the adoption of a balanced budget on a cash basis (a deficit of $92 million that actually resulted was financed by issuing notes that were paid during the first quarter of the State's 1978 fiscal year). In addition, legislation was enacted limiting the occurrence of additional so-called "moral obligation" and certain other Agency debt, which legislation does not, however, apply to MAC debt.


     State Financial Plan--GAAP-Basis Results--1995-96 Update. The State issued its first update to the GAAP-basis Financial Plan for the State's 1995-96 fiscal year on September 1, 1995. The September GAAP-basis update projected a General Fund operating surplus of $401 million. The prior projection of the 1995-96 GAAP-basis State Financial Plan, issued in March 1995 as part of the 1995-96 Executive Budget, projected an operating surplus in the General Fund of $800 million. The change to the projection primarily reflects the impact of legislative changes to the 1995-96 Executive Budge, as well as increases in projected accruals for certain local assistance programs (primarily Medicaid).


     Total revenues in the General Fund are projected at $31.871 billion, consisting of $29.625 billion in tax revenues and $2.246 billion in miscellaneous revenue. Total expenditures in the General Fund are projected at $32.444 billion, including $22.678 billion for grants to local governments, $8.037 billion for State operations, $1.711 billion for general State charges, and $18 million for debt service. Compared to the projections made in March, expenditures for grants to local governments are substantially increased, primarily because of legislative changes to the 1995-96 Executive Budget and increased projected accruals for Medicaid.


     For all governmental funds, the summary GAAP-basis Financial Plan shows an excess of revenues and other financing sources over expenditures and other financing uses of $359 million.


GAAP-Basis Results--1994-95 Fiscal Year. The State's Combined Balance Sheet as of March 31, 1995 showed an accumulated deficit in its combined governmental funds of $1.666 billion reflecting liabilities of $14.778 billion and assets of $13.112 billion. This accumulated governmental funds deficit includes a $3.308 billion accumulated deficit in the General Fund, as well as accumulated surpluses in the special Revenue and Debt Service fund types of $877 million and $1.753 billion, respectively, and a $988 million accumulated deficit in the Capital Projects fund type.


     The State completed its 1994-95 fiscal year with a combined Governmental Funds operating deficit of $1.791 billion, which included operating deficits in the General Fund of $1.426 billion, in the Capital Projects Funds of $366 million, and in the Debt Service Funds of $38 million. There is an operating surplus in the Special Revenue Funds of $39 million.


GAAP-Basis Results--1993-94 Fiscal Year. The State reported a General Fund operating surplus of $914 million for the 1993-94 fiscal year, as compared to an operating surplus of $2.065 billion for the prior fiscal year. The 1993-94 fiscal year surplus reflects several major factors, including the cash basis surplus recorded in 1993-94, the use of $671 million of the 1992-93 surplus to fund operating expenses in 1993-94, net proceeds of $575 million in bonds issued by the New York Local Government Assistance Corporation ("LGAC") and the accumulation of a $265 million balance in the Contingency Reserve Fund ("CRF"). Revenues increased $543 million (1.7%) over prior fiscal year revenues with the largest increase occurring in personal income taxes. Expenditures increased $1.659 billion (5.6%) over the prior fiscal year, with the largest increase occurring in State aid for social services programs.


     The Special Revenue fund and Debt Service fund ended 1993-94 with operating surpluses of $149 million and $23 million, respectively. The Capital Projects fund ended with an operating deficit of $35 million.


GAAP-Basis Results--1992-93 Fiscal Year. The State completed its 1992-93 fiscal year with a GAAP-basis operating surplus of $2.065 billion in the General Fund and an accumulated deficit of $2.551 billion. The Combined Statement of Revenues, Expenditures and Changes in Fund Balances reported total revenues of $31.085 billion, total expenditures of $29.337 billion, and net other financing sources and uses of $317 million. The surplus primarily reflects the 1992-93 cash-basis surplus and the net proceeds of $881 million in bonds issued by LGAC.


     The Special Revenue, Debt Service and Capital Projects fund types ended the 1992-93 fiscal year with GAAP-basis operating surpluses of $131 million, $381 million, and $57 million, respectively.


     State Financial Plan--Cash-Basis Results--General Fund. The General Fund is the principal operating fund of the State and is used to account for all financial transactions, except those required to be accounted for in another fund. It is the State's largest fund and receives almost all State taxes and other resources not dedicated to particular purposes. General Fund moneys are also transferred to other funds, primarily to support certain capital projects and debt service payments in other fund types.


     The General Fund is projected to be balanced on a cash basis for the 1995-96 fiscal year. Total receipts and transfers from other funds are projected to be $33.110 billion, a decrease of $48 million from total receipts in the prior fiscal year. Total General Fund disbursements and transfers to other funds are projected to be $33.055 billion, a decrease of $344 million from the total amount disbursed in the prior fiscal year.


     New York State's financial operations have improved during recent fiscal years. During the period 1989-90 through 1991-92, the State incurred General Fund operating deficits that were closed with receipts from the issuance of tax and revenue anticipation notes ("TRANs"). First, the national recession, and then the lingering economic slowdown in the New York and regional economy, resulted in repeated shortfalls in receipts and three budget deficits. For its 1992-93, 1993-94 and 1994-95 fiscal years, the State recorded balanced budgets on a cash basis, with substantial fund balances in 1992-93 and 1993-94, and smaller fund balance in 1994-95, as described below.


     New York State ended its 1994-95 fiscal year with the General Fund in balance. The closing fund balance of $158 million reflects $157 million in the Tax Stabilization Reserve Fund and $1 million in the Contingency Reserve Fund ("CRF"). The CRF was established in State Fiscal year 1993-94, funded partly with surplus monies, to assist the State in financing the 1994-95 fiscal year costs of extraordinary litigation known or anticipated at that time; the opening fund balance in State fiscal year 1994-95 was $265 million. The $241 million change in the fund balance reflects the use of $264 million in the CRF as planned, as well as the required deposit of $23 million to the Tax Stabilization Reserve Fund. In addition, $278 million was on deposit in the tax refund reserve account, $250 million of which was deposited at the end of the State's 1994-95 fiscal year to continue the process of restructuring the State's cash flow as part of the New York Local Government Assistance Corporation ("LGAC") program.


     Compared to the State Financial Plan for 1994-1995 as formulated on June 16, 1994, reported receipts fell short of original projections by $1.163 billion, primarily in the categories of personal income and business taxes. Of this amount, the personal income tax accounts for $800 million, reflecting weak estimated tax collections and lower withholding due to reduced wage and salary growth, more severe reductions in brokerage industry bonuses than projected earlier, and deferral of capital gains realizations in anticipation of potential Federal tax changes. Business taxes fell short by $373 million, primarily reflecting lower payments from banks as substantial overpayments of 1993 liability depressed net collections in the 1994-95 fiscal year. These shortfalls were offset by better performance in the remaining taxes, particularly the user taxes and fees, which exceeded projections by $210 million. Of this amount, $277 million was attributable to certain restatements for accounting treatment purposes pertaining to the CRF and LGAC; these restatements had no impact on balance in the General Fund.


     Disbursements were also reduced from original projections by $848 million. After adjusting for the net impact of restatements relating to the CRF and LGAC which raised disbursements by $38 million, the variance is $886 million. Well over two-thirds of this variance is in the category of grants to local governments, primarily reflecting the conservative nature of the original estimates of projected costs for social services and other programs. Lower education costs are attributable to the availability of $110 million in additional lottery proceeds and the use of LGAC bond proceeds.


     The spending reductions also reflect $188 million in actions initiated in January 1995 by the Governor to reduce spending to avert a potential gap in the 1994-95 State Financial Plan. These actions included savings from a hiring freeze, halting the development of certain services, and the suspension of non-essential capital projects. These actions, together with $71 million in other measures comprised the Governor's $259 million gap-closing plan, submitted to the Legislature in connection with the 1995-96 Executive Budget.


     The State ended its 1993-94 fiscal year with a balance of $1.140 billion in the tax refund reserve account, $265 million in the CRF and $134 million in its tax stabilization reserve fund. These fund balances were primarily the result of an improving national economy, State employment growth, tax collections that exceeded earlier projections and disbursements that were below expectations.


     Before the deposit of $1.140 billion in the tax refund reserve account, General Fund receipts in 1993-94 exceeded those originally projected when the State Financial Plan for the year was formulated on April 16, 1993 by $1.002 billion. Greater-than-expected receipts in the personal income tax, the bank tax, the corporation franchise tax and the estate tax accounted for most of this variance, and more than offset weaker-than-projected collections from the sales and use tax and miscellaneous receipts. The higher receipts resulted, in part, because the New York economy performed better than forecasted. Employment growth started in the first quarter of the State's 1993-94 year, and although this lagged the national economic recovery, the growth in New York began earlier than forecasted. The New York economy exhibited signs of strength in the service sector, in construction, and in trade.


     Disbursements and transfer from the General Fund were $303 million below the level projected in April 1993, an amount that would have been $423 million had the State not accelerated the payment of Medicaid billings, which in the April 1993 State Financial Plan were planned to be deferred into the 1994-95 fiscal year. Compared to the estimates included in the State Financial Plan formulated in April 1993, disbursements were lower for Medicaid, capital projects, and debt service (due to refundings). In addition, $114 million of school and payments were funded from the proceeds of LGAC bonds. Disbursements were higher-than-expected for general support for public schools. The State also made the first of six required payments to the State of Delaware related to the settlement of Delaware's litigation against the State regarding the disposition of abandoned property receipts.


     During the 1993-94 fiscal year, the State also established and funded the CRF as a way to assist the State in financing the cost of litigation affecting the State. The CRF was initially funded with a transfer of $100 million attributable to the positive margin recorded in the 1992-93 fiscal year. In addition, the State augmented this initial deposit with $132 million on debt service savings attributable to the refinancing of State and public authority bonds during 1993-94. A year-end transfer of $36 million was also made to the CRF, which, after a disbursement for authorized fund purposes, brought the CRF balance at the end of 1993-94 to $265 million. This amount was $165 million higher than the amount originally targeted for this reserve fund.


     The State ended the 1992-93 fiscal year with a balance on a cash basis of $671 million in the General Fund that was deposited in the tax refund reserve account and $67 million in the Tax Stabilization Fund.


     After reflecting a 1992-93 year-end deposit to the refund reserve account of $671 million, reported 1992-93 General Fund receipts were $45 million higher than originally projected in April 1992. If not for that year-end transaction, which had the effect of reducing 1992-93 receipts by $671 million and making those receipts available in 1993-94, General Fund receipts would have been $716 million higher than originally projected.


     During its 1989-90, 1990-91 and 1991-92 fiscal years, the State incurred cash-basis operating deficits in the General Fund of $775 million, $1.081 billion and $575 million, respectively, prior to the issuance of short-term TRANs, owing to lower-than-projected receipts.


Cash-Basis Results--Other Governmental Funds. Activity in the three other governmental funds has remained relatively stable over the last three fiscal years, with Federally-funded programs comprising approximately two-thirds of these funds. The most significant change in the structure of these funds has been the redirection, beginning in the 1993-94 fiscal year, of a portion of transportation-related revenues from the General Fund to two new dedicated funds in the Special Revenue and Capital Projects Fund types. These revenues totalling $676 million in the 1994-95 fiscal year were used to support the capital programs of the Department of Transportation and the Metropolitan Transportation Authority ("MTA").


     The Special Revenue Funds account for State receipts from specific sources that are legally restricted in use to specified purposes and include all moneys received from the Federal government. Total receipts in Special Revenue Funds are projected at $25.547 billion in the State's 1995-96 fiscal year. Disbursements from Special Revenue Funds are projected to be $26.002 billion for the State's 1995-96 fiscal year.


     The Capital Projects Funds are used to finance the acquisition and construction of major capital facilities and to aid local government units and Agencies in financing capital constructions. Federal grants for capital projects, largely highway-related, are projected to account for 24% of the $4.170 billion in total projected receipts in Capital Projects Funds in the State's 1995-96 fiscal year. Total disbursements for capital projects are projected to be $4.160 billion during the State's 1995-96 fiscal year.


     The Debt Service Funds serve to fulfill State debt service on long-term general obligation State debt and other State lease/purchase and contractual obligation financing commitments. Total receipts in Debt Service Funds are projected to reach $2.409 billion in the State's 1995-96 fiscal year. Total disbursements from Debt Service Funds for debt service, lease/purchase and contractual obligation financing commitments are projected to be $2.506 billion for the 1995-96 fiscal year.


     State Borrowing Plan. The State anticipates that its capital programs will be financed, in part, through borrowings by the State and public authorities in the 1995-96 fiscal year. The State expects to issue $248 million in general obligation bonds (including $70 million for purposes of redeeming outstanding BANs) and $186 million in general obligation commercial paper. The Legislature has also authorized the issuance of up to $33 million in COPs during the State's 1995-96 fiscal year for equipment purchases and $14 million for capital purposes. The projection of the State regarding its borrowings for the 1995-96 fiscal year may change if circumstances require.


     In addition, the LGAC is authorized to provide net proceeds of up to $529 million during the 1995-96 fiscal year to redeem notes sold in June 1995.


     State Agencies. The fiscal stability of the State is related, at least in part, to the fiscal stability of its localities and various of its Agencies. Various Agencies have issued bonds secured, in part, by non-binding statutory provisions for State appropriations to maintain various debt service reserve funds established for such bonds (commonly referred to as "moral obligation" provisions).


     At September 30, 1994, there were 18 Agencies that had outstanding debt of $100 million or more. The aggregate outstanding debt, including refunding bonds, of these 18 Agencies was $70.3 billion as of September 30, 1994. As of March 31, 1995, aggregate Agency debt outstanding as State-supported debt was $27.9 billion and as State-related was $36.1 billion. Debt service on the outstanding Agency obligations normally is paid out of revenues generated by the Agencies' projects or programs, but in recent years the State has provided special financial assistance, in some cases on a recurring basis, to certain Agencies for operating and other expenses and for debt service pursuant to moral obligation indebtedness provisions or otherwise. Additional assistance is expected to continue to be required in future years.


     Several Agencies have experienced financial difficulties in the past. Certain Agencies continue to experience financial difficulties requiring financial assistance from the State. Failure of the State to appropriate necessary amounts or to take other action to permit certain Agencies to meet their obligations could result in a default by one or more of such Agencies. If a default were to occur, it would likely have a significant effect on the marketability of obligations of the State and the Agencies. These Agencies are discussed below.


     The New York State Housing Finance Agency ("HFA") provides financing for multifamily housing, State University construction, hospital and nursing home development, and other programs. In general, HFA depends upon mortgagors in the housing programs it finances to generate sufficient funds from rental income, subsidies and other payments to meet their respective mortgage repayment obligations to HFA, which provide the principal source of funds for the payment of debt service on HFA bonds, as well as to meet operating and maintenance costs of the projects financed. From January 1, 1976 through March 31, 1987, the State was called upon to appropriate a total of $162.8 million to make up deficiencies in the debt service reserve funds of HFA pursuant to moral obligation provisions. The State has not been called upon to make such payments since the 1986-87 fiscal year and no payments are anticipated during the 1995-96 fiscal year.


     UDC has experienced, and expects to continue to experience, financial difficulties with the housing programs it had undertaken prior to 1975, because a substantial number of these housing program mortgagors are unable to make full payments on their mortgage loans. Through a subsidiary, UDC is currently attempting to increase its rate of collection by accelerating its program of foreclosures and by entering into settlement agreements. UDC has been, and will remain, dependent upon the State for appropriations to meet its operating expenses. The State also has appropriated money to assist in the curing of a default by UDC on notes which did not contain the State's moral obligation provision.


     The MTA oversees New York City's subway and bus lines by its affiliates, the New York City Transit Authority and the Manhattan and Bronx Surface Transit Operating Authority (collectively, the "TA"). Through MTA's subsidiaries, the Long Island Rail Road Company, the Metro-North Commuter Railroad Company and the Metropolitan Suburban Bus Authority, the MTA operates certain commuter rail and bus lines in the New York metropolitan area. In addition, the Staten Island Rapid Transit Authority, an MTA subsidiary, operates a rapid transit line on Staten Island. Through its affiliated agency, the Triborough Bridge and Tunnel Authority (the "TBTA"), the MTA operates certain toll bridges and tunnels. Because fare revenues are not sufficient to finance the mass transit portion of these operations, the MTA has depended and will continue to depend for operating support upon a system of State, local government and TBTA support and, to the extent available, Federal operating assistance, including loans, grants and subsidies. If current revenue projections are not realized and/or operating expenses exceed current projections, the TA or commuter railroads may be required to seek additional State assistance, raise fares or take other actions.


     Over the past several years the State has enacted several taxes--including a surcharge on the profits of banks, insurance corporations and general business corporations doing business in the 12-county region (the "Metropolitan Transportation Region") served by the MTA and a special .25% regional sales and use tax--that provide additional revenues for mass transit purposes, including assistance to the MTA. In addition, since 1987, State law has required that the proceeds of .25% mortgage recording tax paid on certain mortgages in the Metropolitan Transportation Region be deposited in a special MTA fund for operating or capital expenses. Further, in 1993, the State dedicated a portion of certain additional State petroleum business tax receipts to fund operating or capital assistance to the MTA. For the 1995-96 State fiscal year, total State assistance to the MTA is estimated at approximately $1.1 billion.


     In 1981, the State Legislature authorized procedures for the adoption, approval and amendment of a five-year plan for the capital program designed to upgrade the performance of the MTA's transportation systems and to supplement, replace and rehabilitate facilities and equipment, and also granted certain additional bonding authorization therefor.


     On April 5, 1993, the Legislature approved, and the Governor subsequently signed into law, legislation authorizing a five-year $9.56 billion capital plan for the MTA for 1992-1996. The MTA has received approval of the 1992-1996 Capital Program based on this legislation from the MTA Capital Program Review Board (the "CPRB"), as State law requires. This is the third five-year plan since the Legislature authorized procedures for the adoption, approval and amendment of a five-year plan in 1981 for a capital program designed to upgrade the performance of the MTA's transportation systems and to supplement, replace and rehabilitate facilities and equipment. The MTA, the TBTA and the TA are collectively authorized to issue an aggregate of $3.1 billion of bonds (net of certain statutory exclusions) to finance a portion of the 1992-96 Capital Program. The 1992-96 Capital Program was expected to be financed in significant part through dedication of the State petroleum business tax receipts.


     There can be no assurance that such governmental actions will be taken, that sources currently identified will not be decreased or eliminated, or that the 1992-1996 Capital Program will not be delayed or reduced. If the MTA capital program is delayed or reduced because of funding shortfalls or other factors, ridership and fare revenues may decline, which could, among other things, impair the MTA's ability to meet its operating expenses without additional State assistance.


     The cities, towns, villages and school districts of the State are political subdivisions of the State with the powers granted by the State Constitution and statutes. As the sovereign, the State retains broad powers and responsibilities with respect to the government, finances and welfare of these political subdivisions, especially in education and social services. In recent years the State has been called upon to provide added financial assistance to certain localities.


     Other Localities. Certain localities in addition to the City could have financial problems leading to requests for additional State assistance during the State's 1995-96 fiscal year and thereafter. The potential impact on the State of such actions by localities is not included in the projections of the State receipts and disbursements in the State's 1995-96 fiscal year.


     Municipalities and school districts have engaged in substantial short-term and long-term borrowings. In 1993, the total indebtedness of all localities in the State, other than the City, was approximately $17.7 billion. A small portion (approximately $105 million) of this indebtedness represented borrowing to finance budgetary deficits and was issued pursuant to enabling State legislation. State law requires the Comptroller to review and make recommendations concerning the budgets of those local government units other than the City authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding. Fifteen localities had outstanding indebtedness for deficit financing at the close of their fiscal year ending in 1993.


     Certain proposed Federal expenditure reductions would reduce, or in some cases eliminate, Federal funding of some local programs and accordingly might impose substantial increased expenditure requirements on affected localities to increase local revenues to sustain those expenditures. If the State, the City or any of the Agencies were to suffer serious financial difficulties jeopardizing their respective access to the public credit markets, the marketability of notes and bonds issued by localities within the State could be adversely affected. Localities also face anticipated and potential problems resulting from certain pending litigation, judicial decisions and long-range economic trends.
The longer-range, potential problems of declining city population, increasing expenditures and other economic trends could adversely affect localities and require increasing State assistance in the future.


     Because of significant fiscal difficulties experienced from time to time by the City of Yonkers, a Financial Control Board was created by the State in 1984 to oversee Yonkers' fiscal affairs. Future actions taken by the Governor or the State Legislature to assist Yonkers in this crisis could result in the allocation of State resources in amounts that cannot yet be determined.


     Certain litigation pending against the State or its officers or employees could have a substantial or long-term adverse effect on State finances. Among the more significant of these litigations are those that involve: (i) the validity and fairness of agreements and treaties by which various Indian tribes transferred title to the State of approximately six million acres of land in central New York; (ii) certain aspects of the State's Medicaid rates and regulations, including reimbursements to providers of mandatory and optional Medicaid services; (iii) contamination in the Love Canal area of Niagara Falls; (iv) a challenge to the State's practice of reimbursing certain Office of Mental Health patient-care expenses with clients' Social Security benefits; (v) a challenge to the methods by which the State reimburses localities for the administrative costs of food stamp programs; (vi) a challenge to the State's possession of certain funds taken pursuant to the State's Abandoned Property law;
(vii) alleged responsibility of State officials to assist in remedying racial segregation in the City of Yonkers; (viii) an action, in which the State is a third party defendant, for injunctive or other appropriate relief, concerning liability for the maintenance of stone groins constructed along certain areas of Long Island's shoreline; (ix) actions challenging the constitutionality of legislation enacted during the 1990 legislative session which changed the actuarial funding methods for determining contributions to State employee retirement systems; (x) an action against State and City officials alleging that the present level of shelter allowance for public assistance recipients is inadequate under statutory standards to maintain proper housing; (xi) an action challenging legislation enacted in 1990 which had the effect of deferring certain employer contributions to the State Teachers' Retirement System and reducing State aid to school districts by a like amount; (xii) a challenge to the constitutionality of financing programs of the Thruway Authority authorized by Chapters 166 and 410 of the Laws of 1991 (described below in this Part); (xiii) a challenge to the constitutionality of financing programs of the Metropolitan Transportation Authority and the Thruway Authority authorized by Chapter 56 of the Laws of 1993 (described below in this Part); (xiv) challenges to the delay by the State Department of Social Services in making two one-week Medicaid payments to the service providers; (xv) challenges by commercial insurers, employee welfare benefit plans, and health maintenance organizations to provisions of
Section 2807-c of the Public Health Law which impose 13%, 11% and 9% surcharges on inpatient hospital bills and a bad debt and charity care allowance on all hospital bills paid by such entities; (xvi) challenges to the promulgation of the State's proposed procedure to determine the eligibility for and nature of home care services for Medicaid recipients;
(xvii) a challenge to State implementation of a program which reduces Medicaid benefits to certain home-relief recipients; and (xviii) challenges to the rationality and retroactive application of State regulations recelebrating nursing home Medicaid rates.


     Adverse developments or decisions in such cases could affect the ability of the State to maintain a balanced 1995-96 State Financial Plan.


     (2) New York City. In the mid-1970s, the City had large accumulated past deficits and until recently was not able to generate sufficient tax and other ongoing revenues to cover expenses in each fiscal year.
However, the City's operating results for the fiscal year ending June 30, 1995 were balanced in accordance with GAAP, the thirteenth consecutive year in which the City achieved balanced operating results in accordance with GAAP. The City's ability to maintain balanced operating results in future years is subject to numerous contingencies and future developments.


     The City's economy, whose rate of growth slowed substantially over the past three years, is currently in recession. During the 1990 and 1991 fiscal years, as a result of the slowing economy, the City has experienced significant shortfalls in almost all of its major tax sources and increases in social services costs, and has been required to take actions to close substantial budget gaps in order to maintain balanced budgets in accordance with the Financial Plan.


     In 1975, the City became unable to market its securities and entered a period of extraordinary financial difficulties. In response to this crisis, the State created MAC to provide financing assistance to the City and also enacted the New York State Financial Emergency Act for the City of New York (the "Emergency Act") which, among other things, created the Financial Control Board (the "Control Board") to oversee the City's financial affairs and facilitate its return to the public credit markets. The State also established the Office of the State Deputy Comptroller ("OSDC") to assist the Control Board in exercising its powers and responsibilities. On June 30, 1986, the Control Board's powers of approval over the City Financial Plan were suspended pursuant to the Emergency Act. However, the Control Board, MAC and OSDC continue to exercise various monitoring functions relating to the City's financial condition. The City prepares and operates under a four-year financial plan which is submitted annually to the Control Board for review and which the City periodically updates.


     The City's independently audited operating results for each of its fiscal years from 1981 through 1995 show a General Fund surplus reported in accordance with GAAP. The City has eliminated the cumulative deficit in its net General Fund position.


     According to a recent OSDC economic report, the City's economy was slow to recover from the recession and is expected to experience a weak employment situation, and moderate wage and income growth, during the 1995-96 period. Also, Financial Plan reports of OSDC, the Control Board, and the City Comptroller have variously indicated that many of the City's balanced budgets have been accomplished, in part, through the use of non-recurring resource, tax and fee increases, personnel reductions and additional State assistance; that the City has not yet brought its long-term expenditures in line with recurring revenues; that the City's proposed gap-closing programs, if implemented, would narrow future budget gaps; that these programs tend to rely heavily on actions outside the direct control of the City; and that the City is therefore likely to continue to face futures projected budget gaps requiring the City to reduce expenditures and/or increase revenues. According to the most recent staff reports of OSDC, the Control Board and the City Comptroller during the four-year period covered by the current Financial Plan, the City is relying on obtaining substantial resources from initiatives needing approval and cooperation of its municipal labor unions, Covered Organizations, and City Council, as well as the State and Federal governments, among others, and there can be no assurance that such approval can be obtained.


     The City requires certain amounts of financing for seasonal and capital spending purposes. The City has issued $1.75 billion of notes for seasonal financing purposes during the 1994 fiscal year. The City's capital financing program projects long-term financing requirements of approximately $17 billion for the City's fiscal years 1995 through 1998 for the construction and rehabilitation of the City's infrastructure and other fixed assets. The major capital requirement include expenditures for the City's water supply system, and waste disposal systems, roads, bridges, mass transit, schools and housing. In addition, the City and the Municipal Water Finance Authority issued about $1.8 billion in refunding bonds in the 1994 fiscal year.


     State Economic Trends. The State historically has been one of the wealthiest states in the nation. For decades, however, the State has grown more slowly than the nation as a whole, gradually eroding its relative economic position. Statewide, urban centers have experienced significant changes involving migration of the more affluent to the suburbs and an influx of generally less affluent residents. Regionally, the older Northeast cities have suffered because of the relative success that the South and the West have had in attracting people and business. The City has also had to face greater competition as other major cities have developed financial and business capabilities which make them less dependent on the specialized services traditionally available almost exclusively in the City.


     During the 1982-83 recession, overall economic activity in the State declined less than that of the nation as a whole. However, in the calendar years 1984 through 1991, the State's rate of economic expansion was somewhat slower than that of the nation. In the 1990-91 recession, the economy of the State, and that of the rest of the Northeast, was more heavily damaged than that of the nation as a whole and has been slower to recover. The total employment growth rate in the State has been below the national average since 1984. The unemployment rate in the State dipped below the national rate in the second half of 1981 and remained lower until 1991; since then, it has been higher. According to data published by the U.S. Bureau of Economic Analysis, during the past ten years, total personal income in the State rose slightly faster than the national average only from 1986 through 1988.



                                 APPENDIX B

INFORMATION ABOUT SECURITIES RATINGS

     The following are excerpts from Description of Moody's Investors' Service, Inc. ("Moody's) municipal bond ratings. Aaa -- judged to be of the "best quality" and are referred to as "gilt edge"; interest payments are protected by a large or by an exceptionally stable margin and principal is secure; Aa -- judged to be of "high quality by all standards," but as to which margins of protection or other elements make long-term risks appear somewhat larger than Aaa-rated Municipal Bonds; together with Aaa group they comprise what are generally known as "high grade bonds"; A -- possess many favorable investment attributes and are considered "upper medium grade obligations." Factors giving security to principal and interest of A-rated Municipal Bonds are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future; Baa --considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured; interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.

     Moody's applies the numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Baa to indicate ranking within a general rating category; 1 being the highest and 3 the lowest.

     Description of Moody's ratings of state and municipal notes. Moody's ratings for state and municipal notes and other short-term obligations are designated Moody's Investment Grade ("MIG") and for variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). This distinction recognizes the differences between short-term credit risk and long-term risk. Symbols used will be as follows: MIG 1/VMIG 1 --best quality, enjoying strong protection for established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both; MIG 2/VMIG 2 -- high quality, with margins of protection ample although not so large as in the preceding group; MIG 3/VMIG 3 --favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades.

     Description of Moody's commercial paper ratings. PRIME-1 ("P-1") -- judged to be of the best quality. Their short-term debt obligations carry the smallest degree of investment risk; PRIME-2 -- indicates a strong capacity for repayment, but to a lesser degree than 1.

     Description of Standard & Poors ("S&P") Municipal Bond ratings. AAA -
- has the highest rating assigned by S&P; extremely strong capacity to pay principal and interest; AA -- has very strong capacity to pay interest and repay principal and differs from the higher rated issues only in a small degree; A -- has a strong capacity to pay principal and interest, although somewhat more susceptible to adverse changes in circumstances and economic conditions; BBB -- regarded as having an adequate capacity to pay principal and interest; normally exhibit adequate protection parameters but adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest than for bonds in the A category. Ratings may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories, except in the AAA category.

     Description of S&P's ratings of municipal note issues. SP-1+ -- very strong capacity to pay principal and interest; SP-1 --strong capacity to pay principal and interest; SP-2 --satisfactory capacity to pay principal and interest.

     Description of S&P's commercial paper ratings. A-1+ --indicates an overwhelming degree of safety regarding timely payment; A-1 -- indicates a very strong degree of safety regarding timely payment; A-2 -- indicates a strong capacity for timely payment but with a relative degree of safety not as overwhelming as for issues designated A-1.

     Description of IBCA Limited/IBCA Inc. commercial paper ratings. Short-term obligations, including commercial paper, rated A-1+ by IBCA Limited or its affiliate IBCA Inc. are obligations supported by the highest capacity for timely repayment. Obligations rated A-1 have a very strong capacity for timely repayment. Obligations rated A-2 have a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

     Description of Fitch Investors Services, Inc. commercial paper ratings. Fitch Investors Services, Inc. employs the rating F-1+ to indicate issues regarded as having the strongest degree of assurance for timely payment. The rating F-1 reflects an assurance of timely payment only slightly less in degree than issues rated F-1+, while the rating F-2 indicates a satisfactory degree of assurance for timely payment, although the margin of safety is not as great as indicated by the F-1+ and F-1 categories.

     Description of Duff & Phelps Inc. commercial paper ratings. Duff & Phelps Inc. employs the designation of Duff 1 with respect to top grade commercial paper and bank money instruments. Duff 1+ indicates the highest certainty of timely payment: short-term liquidity is clearly outstanding, and safety is just below risk-free U.S. Treasury short-term obligations. Duff 1-indicates high certainty of timely payment. Duff 2 indicates good certainty of timely payment: liquidity factors and company fundamentals are sound.

     Various of the nationally recognized statistical rating organizations ("NRSROs") utilize rankings within rating categories indicated by a + or -
 . The Fund, in accordance with industry practice, recognizes such rankings within categories as graduations, viewing for example S&P's rating of A-1+ and A-1 as being in S&P's highest rating category.

     Description of Thomson BankWatch, Inc. ("BankWatch") commercial paper ratings. BankWatch will assign both short-term debt ratings and issuer ratings to the issuers it rates. BankWatch will assign a short-term rating ("TBW-1," "TBW-2," "TBW-3," or "TBW-4") to each class of debt (e.g., commercial paper or non-convertible debt), having a maturity of one-year or less, issued by a holding company structure or an entity within the holding company structure that is rated by BankWatch. Additionally, BankWatch will assign an issuer rating ("A," "A/B," "B," "B/C," "C," "C/D," "D," "D/E," and "E") to each issuer that it rates.


Dreyfus BASIC New York Municipal Money Market Fund
Statement of Investments                                                                                          June 30, 1996

                                                                                                     Principal
Tax Exempt Investments--100%                                                                           Amount          Value
---------------------------------------------------------------------------------------              ----------     ------------
New York--96.4%
Albany Industrial Development Agency, IDR, VRDN (Newkirk Products Inc., Project)
  3.35%, Series A (LOC; Fleet Bank) (a,b)..............................................              $1,620,000     $  1,620,000
Babylon Industrial Development Agency, VRDN:
  IDR (Napco Security System Inc., Facility) 3.10% (LOC; Chemical Bank) (a,b)..........                 200,000          200,000
  RRR (Equity Babylon Project) 3.65% (LOC; Union Bank of Switzerland) (a,b)............               7,300,000        7,300,000
Broome County Industrial Development Agency, IDR, Refunding, VRDN
  (Bing Realty Co. Project) 3.25% (LOC; Meridian Bank Corp.) (a,b).....................                 500,000          500,000
Buffalo Sewer Authority, Revenue, Prerefunded 7.625%, Series D, 7/1/96
  (Insured; AMBAC and Escrowed in; U.S. Government Securities).........................               1,000,000        1,030,000
Erie County, RAN 4.50%, 9/20/96 (LOC; Union Bank of Switzerland) (a)...................                 700,000          700,969
Erie County Water Authority, Water Revenue, VRDN
  3.10%, Series A (Insured; AMBAC and SBPA; National Bank of Australia) (b)............               2,000,000        2,000,000
Franklin County Industrial Development Agency, IDR, VRDN
  (Kes Chateaugay Limited Partnership Project)
  3.40%, Series A (LOC; Bank of Tokyo) (a,b)...........................................                 500,000          500,000
Huntington Unified Free School District, TAN 4.375%, 6/24/97...........................               4,000,000        4,021,680
Jefferson County Industrial Development Agency, IDR, VRDN
  (Watertown-Carthage TV) 3.70% (LOC; First National Bank of Chicago) (a,b)............                 100,000          100,000
Liverpool Central School District, RAN 4.50%, 6/20/97..................................               5,000,000        5,027,960
Metropolitan Transportation Authority:
  Commuter Facilities Revenue, VRDN
    3.15% (LOC: Bank of Tokyo-Mitsubishi, Industrial Bank of Japan,
    Morgan Bank, National Westminster Bank and Sumitomo Bank) (a,b)....................                 200,000          200,000
  Transportation Facilities Revenue, Prerefunding
    8.375%, Series F, 7/1/96 (Escrowed in; U.S. Government Securities).................               1,100,000        1,122,000
Monroe County Industrial Development Agency, Revenue, Refunding, VRDN
  (Office Building) 3.60% (LOC; Chemical Bank) (a,b)...................................                 275,000          275,000
Montgomery Industrial Development Agency, IDR, VRDN
  (Service Merchandise Co.) 3.60% (LOC; Industrial Bank of Japan) (a,b)................                 200,000          200,000
Nassau County General Improvement 5%, Series S, 3/1/97 (Insured; AMBAC)................               2,415,000        2,442,457
New York City, GO:
  Prerefunded:
    7.375%, Series A, 8/15/96 (Escrowed in; U.S. Government Securities)................                 395,000          397,006
    8.50%, Series D, 8/1/96 (Escrowed in; U.S. Government Securities)..................               4,045,000        4,142,661
  VRDN:
    3.10%, Series A-6 (LOC; Landesbank Hessen) (a,b)...................................                 800,000          800,000
    3.60%, Series B (LOC; Bank of Nova Scotia) (a,b)...................................               4,900,000        4,900,000
    3.60%, Series B (Insured; MBIA and Liquidity Facility; Austria Aktiengesel) (b)....               1,500,000        1,500,000
New York City Housing Development Corporation, Mortgage Revenue, VRDN:
  (Columbus Apartments)
    3.10%, Series A (LOC; Federal National Mortgage Association) (a,b).................               2,720,000        2,720,000
  Multi-Family:
    (Columbus) 3.10%, Series A (LOC; Citibank) (a,b)...................................                 300,000          300,000
    (Tribecca Towers)
        3.20%, Series A (LOC; Federal National Mortgage Association) (a,b).............               4,300,000        4,300,000
  Refunding (James Tower Development) 3.20%, Series A (LOC; Citibank) (a,b)............                 500,000          500,000


Dreyfus BASIC New York Municipal Money Market Fund
Statement of Investments (continued)                                                                                June 30, 1996

                                                                                                     Principal
Tax Exempt Investments (continued)                                                                     Amount          Value
---------------------------------------------------------------------------------------              ----------     ------------
New York City Industrial Development Agency, IDR, VRDN
  (Brooklyn Navy Yard Cogen) 3.40% (LOC; Bank of America) (a,b)........................              $  400,000     $    400,000
New York City Municipal Water Finance Authority:
  CP:
    3.70%, Series 3, 8/8/96 (LOC; Canadian Imperial Bank of Commerce) (a)..............               3,000,000        3,000,000
    Water and Sewer Systems Revenue:
        3.60%, Series 3, 7/3/96 (LOC: Bank of Nova Scotia and
          Toronto Dominion) (a)........................................................               3,000,000        3,000,000
        3.20%, 8/8/96 (Insured; AMBAC and Liquidity Facility; Krediet Bank)............               2,000,000        2,000,000
        3.70%, 8/8/96 (LOC; Canadian Imperial Bank of Commerce) (a)....................               3,000,000        3,000,000
        3.20%, Series A-3, 8/14/96 (Insured; FSA and LOC; Banque Paribas) (a)..........               4,200,000        4,200,000
  VRDN, Water and Sewer Systems Revenue 3.55%, Series G (b)............................               6,800,000        6,800,000
New York State Dormitory Authority, Revenues, VRDN:
  (Cornell University) 3.45%, Series B (LOC; Morgan Guaranty Trust Co.) (a,b)..........               4,200,000        4,200,000
  (Metropolitan Museum of Art)
    3%, Series A (Guaranty; Metropolitan Museum of Art) (b)............................               1,200,000        1,200,000
New York State Energy, Research and Development Authority:
  PCR (New York State Electric and Gas):
    3.30%, 3/15/97 (LOC; Morgan Bank) (a)..............................................               2,000,000        2,000,000
    3.85%, Series B, 10/15/96 (LOC; Union Bank of Switzerland) (a).....................                 250,000          250,000
    3.65%, Series D, 12/1/96 (LOC; Union Bank of Switzerland) (a)......................                 300,000          300,000
  VRDN:
    Electric Facilities Revenue (LILCO Project)
      3.05%, Series A (LOC; Toronto-Dominion Bank) (a,b)...............................                 500,000          500,000
    PCR:
      (Rochester Gas and Electric) 3.45% (LOC; The Bank of New York) (a,b).............                 700,000          700,000
      Refunding (New York Electric and Gas)
        3.55%, Series C (LOC; Morgan Guaranty Trust Co.) (a,b).........................               3,300,000        3,300,000
New York State Environmental Facilities Corporation, SWDR, CP
  (General Electric Co. Project)
  3.60%, Series A, 7/23/96 (LOC; General Electric Co.) (a).............................               1,900,000        1,900,000
New York State Housing Finance Agency, VRDN:
  HR:
    (East 84th Street) 3.30%, Series A (LOC: Fleet Bank) (a,b).........................               1,600,000        1,600,000
    (Liberty View Apartments) 3.35% (LOC; Chemical Bank) (a,b).........................               2,200,000        2,200,000
  Revenue:
    (Mount Sinai School of Medicine) 3%, Series A (LOC; Sanwa Bank) (a,b)..............               1,800,000        1,800,000
    (Normandie Court I Project) 3.05% (LOC; Societe Generale) (a,b)....................                 100,000          100,000
New York State Job Development Authority, VRDN:
  3.67%, Series D-1 to D-9 (LOC; Sumitomo Bank) (a,b)..................................                 175,000          175,000
  3.85%, Series A-1 to A-42 (Guaranty; New York State and SBPA; Fuji Bank) (b).........               1,075,000        1,075,000
  4%, Series A-1 to A-9 (LOC; Sumitomo Bank) (a,b).....................................                 515,000          515,000
  4%, Series B-1 to B-6 (LOC; Sumitomo Bank) (a,b).....................................                 115,000          115,000
  4%, Series C-1 to C-34 (LOC; Sumitomo Bank) (a,b)....................................                 365,000          365,000
New York State Local Governmental Assistance Corporation, VRDN:
  3%, Series B (LOC: Credit Suisse and Swiss Bank Corp.) (a,b).........................               7,100,000        7,100,000
  3.05%, Series F (LOC; Toronto-Dominion Bank) (a,b)...................................               4,100,000        4,100,000
  3.10%, Series D (LOC; Societe Generale) (a,b)........................................               5,900,000        5,900,000
  3.10%, Series E (LOC; Canadian Imperial Bank of Commerce) (a,b)......................               2,000,000        2,000,000
New York State Medical Care Facilities Finance Agency, Revenue, VRDN
  (Pooled Equipment Loan Program II) 3.20% (LOC; Chemical Bank) (a,b)..................               4,200,000        4,200,000


Dreyfus BASIC New York Municipal Money Market Fund
Statement of Investments (continued)                                                                           June 30, 1996

                                                                                                     Principal
Tax Exempt Investments (continued)                                                                     Amount          Value
---------------------------------------------------------------------------------------              ----------     ------------
Niagara Falls Bridge Commission, Toll Revenue, VRDN
  3.10%, Series A (Insured; FGIC and LOC; Industrial Bank of Japan) (a,b)..............              $3,400,000     $  3,400,000
North Tonawanda City School District, BAN 4.25%, 6/12/97...............................               3,386,000        3,401,449
Onondaga County Industrial Development Agency, IDR, VRDN
  (Pass and Seymour Project) 3.40% (LOC; Banque Nationale DeParis) (a,b)...............                 300,000          300,000
Town of Oyster Bay 7.10%, 3/1/97  (Insured; FGIC)......................................                 400,000          409,894
Village of Roslyn 4%, 12/18/96.........................................................               1,500,000        1,503,231
Roslyn Unified Free School District, BAN 3.55%, 7/18/96................................               4,000,000        4,000,127
Saint Lawrence Industrial Development Agency, EIR, VRDN
  (Reynolds Metals Co. Project) 3.35% (LOC; Royal Bank of Canada) (a,b)................               1,100,000        1,100,000
Suffolk County, TAN 4%, Series I, 8/15/96 (LOC: Canadian Imperial Bank of
  Commerce, National Westminster Bank and Westdeutsche Landesbank) (a).................               1,000,000        1,000,846
Suffolk County Industrial Development Agency, VRDN:
  Civil Facility Revenue (Suffolk Child Care Center Project)
    3.25% (LOC; Barclays Bank) (a,b)...................................................                 700,000          700,000
  IDR:
    (Algorex Corp Project) 3.30% (LOC; Marine Midland Bank) (a,b)......................               1,850,000        1,850,000
    Refunding (Target Rock Corporation) 3.15% (LOC; Bank of Nova Scotia) (a,b).........               2,500,000        2,500,000
Suffolk County Southwest Sewer District, Refunding 4%, 2/1/97 (Insured; MBIA)..........               2,555,000        2,562,254
Suffolk County Water Authority, VRDN 3.25% (LOC; Bank of Nova Scotia) (a,b)............               6,000,000        6,000,000
Syracuse Industrial Development Agency, Civil Facility Revenue, VRDN
  (Syracuse University Project) 3.45% (LOC; Morgan Guaranty Trust Co.) (a,b)...........               3,500,000        3,500,000
Triborough Bridge and Tunnel Authority:
  General Purpose Revenues, Prerefunding
    8.10%, Series K, 1/1/97 (Escrowed in; U.S. Government Securities)..................               1,100,000        1,155,188
  Special Obligation, VRDN 3.05% (Insured; FGIC and Liquidity Facility; FGIC) (b)......                 200,000          200,000
Westchester County 4.25%, Series B, 12/15/96...........................................                 250,000          250,833
Western Nassau County Water Authority, Systems Revenue
  3.70%, 5/1/97 (Insured; AMBAC).......................................................                 460,000          460,062
Yonkers Industrial Development Agency, Civil Facility Revenue, VRDN
  (Consumers Union Facility)
  3.20% (Insured; AMBAC and SBPA; Credit Locale De France) (b).........................               3,500,000        3,500,000

U.S. Related--3.6%
Commonwealth of Puerto Rico Government Development Bank, Refunding, VRDN
  3% (LOC; Credit Suisse) (a,b)........................................................               1,500,000        1,500,000
Commonwealth of Puerto Rico Highway and Transportation Authority,
  Highway Revenue, VRDN 3%, Series X (LOC: Landesbank Hessen,
  Swiss Bank Corp. and Union Bank of Switzerland) (a,b)................................                 100,000          100,000
Puerto Rico Government Development Bank, CP 3.30%, 8/9/96..............................               3,200,000        3,200,000
Puerto Rico Industrial Medical and Environmental Pollution Control Facility
  Finance Authority, Revenue:
    3.80%, 12/1/96 (LOC; Morgan Guaranty Trust Co.) (a)................................                 750,000          750,608
    VRDN (AGMEF Project) 3.15% (LOC; Bank of Tokyo-Mitsubishi) (a,b)...................                 200,000          200,000
                                                                                                                    ------------
TOTAL INVESTMENTS
  (cost $158,339,225)..................................................................                             $158,339,225
                                                                                                                    ------------
                                                                                                                    ------------


Dreyfus BASIC New York Municipal Money Market Fund


Summary of Abbreviations
AMBAC         American Municipal Bond Assurance Corporation      MBIA    Municipal Bond Investors Assurance
BAN           Bond Anticipation Notes                                      Insurance Corporation
CP            Commercial Paper                                   PCR     Pollution Control Revenue
EIR           Environment Improvement Revenue                    RAN     Revenue Anticipation Notes
FGIC          Financial Guaranty Insurance Company               RRR     Resources Recovery Revenue
FSA           Financial Security Assurance                       SBPA    Standby Bond Purchase Agreement
HR            Hospital Revenue                                   SWDR    Solid Waste Disposal Revenue
IDR           Industrial Development Revenue                     TAN     Tax Anticipation Notes
LOC           Letter of Credit                                   VRDN    Variable Rate Demand Notes



Summary of Combined Ratings (Unaudited)
Fitch (c)              or          Moody's             or         Standard & Poor's          Percentage of Value
---------                          ---------                      --------------------    -----------------------
F1+/F1                             VMIG1/MIG1, P1 (d)             SP1+/SP1, A1+/A1 (d)              80.5%
F2                                 VMIG2/MIG2, P2                 SP2, A2                            1.1
AAA/AA (e)                         Aaa/Aa (e)                     AAA/AA (e)                         9.6
Not Rated (f)                      Not Rated (f)                  Not Rated (f)                      8.8
                                                                                                   ------
                                                                                                   100.0%
                                                                                                   ------
                                                                                                   ------


Notes to Statement of Investments:
(a) Secured by letters of credit. At June 30, 1996, 67.1% of the Fund's net assets are backed by letters of credit issued by domestic banks, foreign banks, government agencies and corporations.
(b) Securities payable on demand. The interest rate, which is subject to change, is based upon bank prime rates or an index of market interest rates.
(c) Fitch currently provides creditworthiness information for a limited number of investments.
(d) P1 and A1 are the highest ratings assigned tax-exempt commercial paper by Moody's and Standard & Poor's, respectively.
(e) Notes which are not F, MIG or SP rated are represented by bond ratings of the issuers.
(f) Securities which, while not rated by Fitch, Moody's or Standard & Poor's, have been determined by the Fund's Board of Trustees to be of comparable quality to those rated securities in which the Fund may invest.




See notes to financial statements.

Dreyfus BASIC New York Municipal Money Market Fund
Statement of Assets and Liabilities                                                           June 30, 1996


ASSETS:
  Investments in securities, at value
    (cost $158,339,225)--see Statement of Investments.....................                         $158,339,225
  Cash....................................................................                            1,332,375
  Interest receivable.....................................................                              923,063
  Other receivables.......................................................                                  605
                                                                                                   ------------
                                                                                                    160,595,268
LIABILITIES:
  Due to The Dreyfus Corporation--Note 2(a)...............................       $   82,287
  Payable for investment securities purchased.............................        4,021,680           4,103,967
                                                                                 ----------        ------------
NET ASSETS................................................................                         $156,491,301
                                                                                                   ------------
                                                                                                   ------------
REPRESENTED BY:
  Paid-in capital.........................................................                         $156,491,702
  Accumulated net realized (loss) on investments..........................                                 (401)
                                                                                                   ------------
NET ASSETS at value applicable to 156,491,702 shares outstanding
  (unlimited number of shares of Beneficial Interest authorized)..........                         $156,491,301
                                                                                                   ------------
                                                                                                   ------------
NET ASSET VALUE, offering and redemption price per share
  ($156,491,301 / 156,491,702 shares of Beneficial Interest outstanding)..                                $1.00
                                                                                                          -----
                                                                                                          -----


See notes to financial statements.

Dreyfus BASIC New York Municipal Money Market Fund
Statement of Operations                                                               year ended June 30, 1996


INVESTMENT INCOME:
  Income:
    Interest Income.......................................................                          $2,533,428
  Expenses:
    Investment management fee--Note 2(a)..................................         $310,240
    Distribution fee--Note 2(b)...........................................           26,897
    Trustees' fees and expenses--Note 2(c)................................            4,778
                                                                                   --------
        Total Expenses....................................................          341,915
    Less--reduction in management fee due to undertaking--Note 2(a).......           59,061
                                                                                   --------
        Net Expenses......................................................                             282,854
                                                                                                    ----------
INVESTMENT INCOME--NET....................................................                           2,250,574

NET REALIZED (LOSS) ON INVESTMENT--Note 1(b)..............................                                (391)
                                                                                                    ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS......................                          $2,250,183
                                                                                                    ----------
                                                                                                    ----------




See notes to financial statements.

Dreyfus BASIC New York Municipal Money Market Fund
Statement of Changes in Net Assets

                                                                                           Year Ended June 30,
                                                                                    --------------------------------
                                                                                        1996               1995*
                                                                                    ------------        ------------
OPERATIONS:
  Investment income--net...............................................             $  2,250,574        $    440,392
  Net realized gain (loss) on investments..............................                     (391)                349
                                                                                    ------------        ------------
      Net Increase In Net Assets Resulting From Operations.............                2,250,183             440,741
                                                                                    ------------        ------------
DIVIDENDS TO SHAREHOLDERS FROM:
  Investment income--net:
    Investor shares....................................................               (2,138,509)           (248,024)
    Class R shares.....................................................                 (112,065)           (192,368)
  Net realized gain on investments;
    Investor shares....................................................                     (349)               --
                                                                                    ------------        ------------
      Total Dividends..................................................               (2,250,923)           (440,392)
                                                                                    ------------        ------------

BENEFICIALINTEREST TRANSACTIONS ($1.00 per share):
  Net proceeds from shares sold:
    Investor shares....................................................              224,508,939          23,865,192
    Class R shares.....................................................                4,827,833          10,336,048
  Dividends reinvested:
    Investor shares....................................................                1,957,795             240,333
    Class R shares.....................................................                   23,917              44,938
  Cost of shares redeemed:
    Investor shares....................................................              (91,714,099)        (10,377,536)
    Class R shares.....................................................              (12,901,810)         (7,789,885)
                                                                                    ------------        ------------
      Increase In Net Assets From Beneficial Interest Transactions.....              126,702,575          16,319,090
                                                                                    ------------        ------------
        Total Increase In Net Assets...................................              126,701,835          16,319,439

NET ASSETS:
  Beginning of year....................................................               29,789,466          13,470,027
                                                                                    ------------        ------------
  End of year..........................................................             $156,491,301        $ 29,789,466
                                                                                    ------------        ------------
                                                                                    ------------        ------------


---------------------
* Effective December 8, 1995, the Fund converted to a single class Fund, with existing Class R shares converted into Investor Class shares.



See notes to financial statements.

Dreyfus BASIC New York Municipal Money Market Fund
Financial Highlights

Reference is made to page 5 of the Fund's Prospectus dated November 1, 1996.


See notes to financial statements.

Dreyfus BASIC New York Municipal Money Market Fund
Financial Highlights (continued)

Reference is made to page 5 of the Fund's Prospectus dated November 1, 1996.


See notes to financial statements.

Dreyfus BASIC New York Municipal Money Market Fund
NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:
    The Dreyfus/Laurel Tax-Free Municipal Funds (the "Trust") is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company and operates as a series company currently offering seven series including the Dreyfus BASIC New York
Municipal Money Market Fund (the "Fund"). The Fund's investment objective is to provide a high level of current income exempt from Federal income taxes and New York State and New York City personal income taxes to the extent consi stent with the preservation of capital and the maintenance of liquidity by investing in high quality, short-term municipal securities. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon Bank").
    On July 26, 1995, the Fund's Board of Trustees approved a new Investment Management Agreement between the Fund and the Manager (the "New Agreement") and certain other changes to restructure the Fund to enable it to join Dreyfus' BASIC Family of Money Market Funds. Fund shareholders approved the New Agreement at a special meeting of shareholders held on December 6, 1995 by a vote of 13,769,202 shares in favor of, and 3,820,727 shares against, approval of the New Agreement, with 409,310 shares abstaining, and the NewAgreement and other changes became effective December 8, 1995.
    On July 26, 1995, the Fund's Trustees approved a change to the Fund's name, effective December 8, 1995, from "Dreyfus/Laurel New York Tax-Free
Money Fund" to "Dreyfus BASIC New York Municipal Money Market Fund."
    Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares. Prior to December 8, 1995 the Fund was authorized to issue two classes of shares: Investor shares and Class R shares. Investor shares are sold primarily to retail investors and were subject to a distribution fee. Class R shares were sold primarily to bank trust departments and other financial service providers (including Mellon
Bank and its affiliates) acting on behalf of customers having a qualified trus t or investment account or relationship at such institution, and were not subject to a distribution fee. Each class of shares had identical rights and privileges, except with respect to the distribution fee and voting rights on matters affecting a single class. Effective December 8, 1995, the Fund's Investor and Class R designations were eliminated and the Fund became a single class Fund without a separate class designation. Fund shares currently are offered to any investor.
    Investment income, net of expenses (other than class specific expenses), realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. Actual results may differ from estimates.
    (a) Portfolio valuation: Investments are valued at amortized cost in accordance with Rule 2a-7 of the Investment Company Act of 1940, which has been determined by the Fund's Board of Trustees to represent the fair value of the Fund's investments.

Dreyfus BASIC New York Municipal Money Market Fund
NOTES TO FINANCIAL STATEMENTS (continued)

    It is the Fund's policy to maintain a continuous net asset value per share of $1.00 for the Fund; the Fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the Fund will be able to maintain a stable net asset value of $1.00.
    (b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Realized gain and loss from securities transactions are recorded on the identified cost basis.
    (c) Concentration of risk: The Fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Fund.
    (d) Distributions to shareholders: It is the policy of the Fund to declare dividends daily from investment income-net; such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.
    (e) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.
    At June 30, 1996, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).
NOTE 2 - Investment Management Fee And Other Transactions With Affiliates:
    (a) Investment management fee: Pursuant to the New Agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the Fund. The Manager also directs the investments of the Fund in accordance with its investment objective, policies and limitations. For these services, the Fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .45% of the value of the Fund's average daily net assets. The Manager has undertaken through December 7, 1996 to limit its unitary fee to .35 of 1% of the Fund's average daily net assets excluding certain fees outlined below. Out of its fee, the Manager pays all of the expenses of the Fund except brokerage fees, taxes, interest, fees and expenses of non-interested Trustees (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the Fund's allocable portion of fees and expenses of the non-interested Trustees (including counsel). The reduction in management fee, pursuant to the undertaking, amounted to $59,061 during the year ended June 30, 1996.

Dreyfus BASIC New York Municipal Money Market Fund
NOTES TO FINANCIAL STATEMENTS (continued)

    (b) Distribution plan: The Fund had adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act relating to its then-existing Investor shares. Under the Plan, the Fund paid annually up to
 .25% of the value of the average daily net assets attributable to its Investor shares to compensate the Distributor and Dreyfus Service Corporation, an affiliate of the Manager, for shareholder servicing activities and the Distributor for activities primarily intended to result in the sale of Investor shares. The Class R shares did not bear a distribution fee. During the year ended June 30, 1996, the distribution fee for the Investor shares was $26,897. Effective December 8, 1995, the Plan was terminated.
    (c) Trustees' fees: Each trustee who is not an interested person as defined in the Act receives $27,000 per year, $1,000 for each Board meeting attended and $750 for each Audit Committee attended and is reimbursed for travel and out-of-pocket expenses, which is paid in total by the following funds: The Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Tax-Free Municipal Funds, and The Dreyfus/Laurel Funds Trust. In addition the Chairman of the Board receives an annual fee of $75,000 per year. These fees and expenses are charged and allocated to each series based on net assets.

Dreyfus BASIC New York Municipal Money Market Fund
Independent Auditors' Report

The Board of Trustees and Shareholders
The Dreyfus/Laurel Tax-Free Municipal Funds:

    We have audited the accompanying statement of assets and liabilities, including the statement of investments of Dreyfus Basic New York Municipal Money Market Fund (formerly the Dreyfus/Laurel New York Tax-Free Money Fund) of The Dreyfus/Laurel Tax-Free Municipal Funds as of June 30, 1996, and the related statement of operations for the year then ended and statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years or period in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights presented for each of the years in the three-year period ended November 30, 1993 were audited by other auditors whose report thereon, dated January 18, 1994, expressed an unqualified opinion on those financial highlights.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1996, by correspondence with the custodian.
 An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Basic New York Municipal Money Market Fund of The Dreyfus/Laurel Tax-Free Municipal Funds as of June 30, 1996, the results of its operations for the year then ended and the changes in its net assets for each of the years in the two-year period then ended and financial highlights for each of the years or period in the three-year period then ended in conformity with generally accepted accounting principles.

                                              KPMG Peat Marwick LLP

New York, NY
July 29, 1996




                     PREMIER LIMITED TERM CALIFORNIA MUNICIPAL FUND
                   PREMIER LIMITED TERM MASSACHUSETTS MUNICIPAL FUND
                      PREMIER LIMITED TERM NEW YORK MUNICIPAL FUND
                          CLASS A, CLASS B, CLASS C AND CLASS R
                           PREMIER LIMITED TERM MUNICIPAL FUND
                          CLASS A, CLASS B, CLASS C AND CLASS R
                                         PART B
                          (STATEMENT OF ADDITIONAL INFORMATION)


                                    NOVEMBER 1, 1996




      This Statement of Additional Information ("SAI"), which is not a prospectus, supplements and should be read in conjunction with the current Prospectuses of the Premier Limited Term California Municipal Fund ("California Municipal Fund"), Premier Limited Term Massachusetts Municipal Fund ("Massachusetts Municipal Fund"), and Premier Limited Term New York Municipal Fund ("New York Municipal Fund"), (formerly the Laurel California Tax-Free Bond Fund, Laurel Massachusetts Tax-Free Bond Fund, and Laurel New York Tax-Free Bond Fund, respectively) and the Premier Limited Term Municipal Fund ("Municipal Fund") (formerly the Laurel Tax-Free Bond Fund) (collectively, the "Funds"), dated November 1, 1996, as they may be revised from time to time. The Funds are separate portfolios of The Dreyfus/Laurel Tax-Free Municipal Funds, a management investment company (the "Trust"), known as a mutual fund. To obtain a copy of a Fund's Prospectus, please write to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or call the following numbers:



            Call Toll Free 1-800-645-6561
            In New York City -- Call 1-718-895-1206
            Outside the U.S. and Canada -- Call 516-794-5452

      The Dreyfus Corporation ("Dreyfus") serves as the Funds' investment manager.

      Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Funds' shares.




                                    TABLE OF CONTENTS

                                                                       Page


Investment Objective and Management Policies . . . . . . . . . . . . . . . .B-3
Management of the Funds. . . . . . . . . . . . . . . . . . . . . . . . . . .B-17
Management Arrangements. . . . . . . . . . . . . . . . . . . . . . . . . . .B-23
Purchase of Fund Shares. . . . . . . . . . . . . . . . . . . . . . . . . . .B-26
Distribution and Service Plans . . . . . . . . . . . . . . . . . . . . . . .B-28
Redemption of Fund Shares. . . . . . . . . . . . . . . . . . . . . . . . . .B-31
Shareholder Services . . . . . . . . . . . . . . . . . . . . . . . . . . . .B-32
Determination of Net Asset Value . . . . . . . . . . . . . . . . . . . . . .B-35
Dividends, Other Distributions and Taxes . . . . . . . . . . . . . . . . . .B-35
Portfolio Transactions . . . . . . . . . . . . . . . . . . . . . . . . . . .B-40
Performance Information. . . . . . . . . . . . . . . . . . . . . . . . . . .B-42
Information About the Fund . . . . . . . . . . . . . . . . . . . . . . . . .B-46
Custodian, Transfer and Dividend Disbursing Agent,
  Counsel and Independent Auditors . . . . . . . . . . . . . . . . . . . .  B-48
Financial Statements . . . . . . . . . . . . . . . . . . . . . . . . . . .  B-48
Appendix A Risk Factors - Investing in Massachusetts Municipal Obligations. B-49 Appendix B Risk Factors - Investing in California Municipal Obligations . . B-52 Appendix C - Risk Factors - Investing in New York Municipal Obligations . . B-65
Appendix D - Information About Securities Ratings. . . . . . . . . . . . .  B-78




            INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES


      The following information supplements and should be read in conjunction with the section in the Funds' Prospectuses entitled
"Description of the Fund."

Portfolio Securities


      The average distribution of investments (at value) in Municipal Obligations by ratings for each Fund for the fiscal year ended June 30, 1996, computed on a monthly basis, was as follows:




Moody's Investors                 Standard & Poor's
Service, Inc.                     Rating Group              Municipal
("Moody's")           or          ("S&P")                   Fund


Aaa                                AAA                      56.5%
Aa                                 AA                       28.8
A                                  A                         9.6
MIG1, VMIG, P-1                    SP-1+/SP-1,A-1            4.5
Not Rated                          Not Rated                  .6*
                                                           100.0


                                                          California
Moody's                or          S&P                    Municipal Fund


Aaa                                AAA                      66.4%
Aa                                 AA                       21.7
A                                  A                         6.2
MIG1, VMIG1, P-1                   SP-1                      4.9
Not Rated                          Not Rated                  .8*
                                                           100.0


                                                          Massachusetts
Moody's                or          S&P                    Municipal Fund


Aaa                                AAA                      71.5%
Aa                                 AA                       10.7
A                                  A                        15.1
MIG1, VMIG1, P-1                   A-1                       2.6
Not Rated                          Not Rated                  .1*
                                                           100.0


                                                          New York
Moody's           or               S&P                    Municipal Fund


Aaa                                AAA                      70.1%
Aa                                 AA                       15.8
A                                  A                         5.1
Baa                                BBB                       4.5
MIG1                               SP-1+/SP-1, A-1           4.5
                                                            100%

   _________________________
* Included in the Not Rated category are securities comprising .6%, .8% and .1%, respectively of the value of the Fund's assets which, while not rated, have been determined by Dreyfus to be of comparable quality to securities in the following rated categories: AAA/Aaa (.2%), AA/Aa (.3%) and F-1/MIG1, P-1/SP-1,A-1 (.1%) for Municipal Fund, AAA/Aaa (.8%) for California Municipal Fund and Aaa/AAA (.1%) for Massachusetts Municipal Fund, respectively.


      Description of Municipal Obligations. For purposes of this Statement of Additional Information, the term "Municipal Obligations" shall mean, with respect to the Municipal Fund, debt obligations issued by states, cities, counties, municipalities, municipal agencies and regional districts, the interest from which is, in the opinion of counsel to the respective issuers, exempt from Federal income taxes. The term "Municipal Obligations" and "Massachusetts Municipal Obligations" shall mean, with respect to the Massachusetts Municipal Fund, debt obligations issued by the Commonwealth of Massachusetts, its political subdivisions, municipalities and public authorities and municipal obligations issued by other governmental entities if, in the opinion of counsel to the respective issuers, the interest from such obligations is excluded from gross income for Federal income tax purposes and is exempt from Federal and Massachusetts personal income taxes. The term "Municipal Obligations" and "California Municipal Obligations" shall mean, with respect to the California Municipal Fund, debt obligations issued by the State of California, its political subdivisions, municipalities and public authorities and municipal obligations issued by other government entities if, in the opinion of counsel to the respective issuers, the interest from such obligations is exempt from Federal and California personal income taxes. The term "Municipal Obligations" and "New York Municipal Obligations" shall mean, with respect to the New York Municipal Fund, debt obligations issued by the State of New York, its political subdivisions, municipalities and public authorities and municipal obligations issued by other governmental entities if, in the opinion of counsel to the respective issuers, the interest from such obligations is excluded from gross income for Federal income tax purposes and is exempt from Federal and New York personal income taxes. "Municipal Obligations" (and "Massachusetts Municipal Obligations," "California Municipal Obligations" and "New York Municipal Obligations") include the following:

      Municipal Bonds. Municipal Bonds, which generally have a maturity of more than one year when issued, have two principal classifications: General Obligation Bonds and Revenue Bonds. A Private Activity Bond is a particular kind of Revenue Bond. The classification of General Obligation Bonds, Revenue Bonds and Private Activity Bonds are discussed below.

      1. General Obligation Bonds. The proceeds of these obligations are used to finance a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. General Obligation Bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest.

      2. Revenue Bonds. Revenue Bonds are issued to finance a wide variety of capital projects including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. The principal security for a Revenue Bond is generally the net revenues derived from a particular facility, group of facilities or, in some cases, the proceeds of a special excise or other specific revenue source. Although the principal security behind these bonds may vary, many provide additional security in the form of a debt service reserve fund whose money may be used to make principal and interest payments on the issuer's obligations. Some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund.

      3. Private Activity Bonds. Private Activity Bonds, which are considered Municipal Bonds if the interest paid thereon is exempt from Federal income tax, are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing, sports and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports and parking. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. As noted in the Prospectuses and discussed below under "Taxes," interest income on these bonds may be an item of tax preference subject to the Federal alternative minimum tax for individuals and corporations.

      Municipal Notes. Municipal Notes generally are used to provide for short-term capital needs and generally have maturities of thirteen months or less. Municipal Notes include:

      1. Tax Anticipation Notes. Tax Anticipation Notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenue, such as income, sales, use and business taxes, and are payable from these specific future taxes.

      2. Revenue Anticipation Notes. Revenue Anticipation Notes are issued in expectation of receipt of other kinds of revenue, such as Federal revenues available under the Federal Revenue Sharing Programs.

      3. Bond Anticipation Notes. Bond Anticipation Notes are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the Notes.

      Municipal Commercial Paper. Issues of Municipal Commercial Paper typically represent short-term, unsecured, negotiable promissory notes. These obligations are issued by agencies of state and local governments to finance seasonal working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, Municipal Commercial Paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

      Municipal Lease Obligations. Municipal leases may take the form of a lease or a certificate of participation in a purchase contract issued by state and local government authorities to obtain funds to acquire a wide variety of equipment and facilities such as fire and sanitation vehicles, computer equipment and other capital assets. A lease obligation does not constitute a general obligation of the municipality for which the municipality's taxing power is pledged, although the lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make payments due under the lease obligation. Municipal leases have special risks not normally associated with Municipal Bonds. These obligations frequently contain "non-appropriation" clauses that provide that the governmental issuer of the obligation has no obligation to make future payments under the lease or contract unless money is appropriated for such purposes by the legislative body on a yearly or other periodic basis. In addition to the non-appropriation risk, municipal leases represent a type of financing that has not yet developed the depth of marketability associated with Municipal Bonds; moreover, although the obligations will be secured by the leased equipment, the disposition of the equipment in the event of foreclosure might prove difficult. For purposes of the 15% limitation on the purchase of illiquid securities, a Fund will not consider the municipal lease obligations or certificates of participation in municipal lease obligations in which it invests as liquid, unless Dreyfus shall determine, based upon such factors as the frequency of trades and quotes for the obligation, the number of dealers willing to purchase or sell the security and the number of other potential buyers, the willingness of dealers to undertake to make a market in the security and the nature of marketplace trades, that a security shall be treated as liquid for purposes of such limitation.

      Obligations of issuers of Municipal Obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislators, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that, as a result of litigation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its Municipal Obligations may be materially affected.

      Investments in Municipal Bond Index Futures Contracts and Options on Interest Rate Futures Contracts. The Funds may invest in municipal bond index futures contracts and interest rate futures contracts that are traded on a domestic exchange or board of trade. Such investments may be made by a Fund solely for the purpose of hedging against changes in the value of its portfolio securities due to anticipated changes in interest rates and market conditions, and not for purposes of speculation. Further, such investments will be made only in unusual circumstances, such as when Dreyfus anticipates an extreme change in interest rates or market conditions.

      Municipal Bond Index Futures Contracts. A municipal bond index futures contract is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specific dollar amount times the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. No physical delivery of the underlying municipal bonds in the index is made. Municipal bond index futures contracts based on an index of 40 tax-exempt, long-term municipal bonds with an original issue size of at least $50 million and a rating of A- or higher by S&P or A or higher by Moody's began trading mid-1985.

      The purpose of the acquisition or sale of a municipal bond index futures contract by a Fund, as the holder of long-term municipal securities, is to protect the Fund from fluctuations in interest rates on tax-exempt securities without actually buying or selling long-term municipal securities.

      Unlike the purchase or sale of a Municipal Bond, no consideration is paid or received by a Fund upon the purchase or sale of a futures contract. Initially, a Fund will be required to deposit with the broker an amount of cash or cash equivalents equal to approximately 10% of the contract amount (this amount is subject to change by the board of trade on which the contract is traded and members of such board of trade may charge a higher amount). This amount is known as initial margin and is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming that all contractual obligations have been satisfied. Subsequent payments, known as variation margin, to and from the broker, will be made on a daily basis as the price of the index fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as marking-to-market. At any time prior to the expiration of the contract, a Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund's existing position in the futures contract.

      There are several risks in connection with the use of a municipal bond index futures contract as a hedging device. Successful use of municipal bond index futures contracts by the Funds is subject to Dreyfus' ability to predict correctly movements in the direction of interest rates. Such predictions involve skills and techniques which may be different from those involved in the management of a long-term municipal bond portfolio. In addition, there can be no assurance that there will be a correlation between movements in the price of the municipal bond index and movements in the price of the Municipal Bonds which are the subject of the hedge. The degree of imperfection of correlation depends upon various circumstances, such as variations in speculative market demand for futures contracts and municipal securities, technical influences on futures trading, and differences between the municipal securities being hedged and the municipal securities underlying the municipal bond index futures contracts, in such respects as interest rate levels, maturities and creditworthiness of issuers. A decision of whether, when and how to hedge involves the exercise of skill and judgment and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected trends in interest rates.

      Although the Funds intend to purchase or sell municipal bond index futures contracts only if there is an active market for such contracts, there is no assurance that a liquid market will exist for the contracts at any particular time. Most domestic futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and, therefore, does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such event, it will not be possible to close a futures position and, in the event of adverse price movements, the Funds would be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract. As described above, however, there is no guarantee that the price of Municipal Bonds will, in fact, correlate with the price movements in the municipal bond index futures contract and thus provide an offset to losses on a futures contract.

      If a Fund has hedged against the possibility of an increase in interest rates adversely affecting the value of the Municipal Bonds held in its portfolio and rates decrease instead, the Fund will lose part or all of the benefit of the increased value of the Municipal Bonds it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may, but will not necessarily, be at increased prices which reflect the decline in interest rates. A Fund may have to sell securities at a time when it may be disadvantageous to do so.

      When the Funds purchase municipal bond index futures contracts, an amount of cash and U.S. government securities or other high grade debt securities equal to the market value of the futures contracts will be deposited in a segregated account with the Funds' custodian (and/or such other persons as appropriate) to collateralize the positions and thereby insure that the use of such futures contracts is not leveraged. In addition, the ability of the Funds to trade in municipal bond index futures contracts and options on interest rate futures contracts may be materially limited by the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to a regulated investment company. See "Taxes" below.

      Options on Interest Rate Futures Contracts. A Fund may purchase put and call options on interest rate futures contracts which are traded on a domestic exchange or board of trade as a hedge against changes in interest rates, and may enter into closing transactions with respect to such options to terminate existing positions. A Fund will sell put and call options on interest rate futures contracts only as part of closing sale transactions to terminate its options positions. There is no guarantee that such closing transactions can be effected.

      Options on interest rate futures contracts, as contrasted with the direct investment in such contracts, gives the purchaser the right, in return for the premium paid, to assume a position in interest rate futures contracts at a specified exercise price at any time prior to the expiration date of the options. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures contract margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on interest rate futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the point of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of a Fund.

      There are several risks relating to options on interest rate futures contracts. The ability to establish and close out positions on such options will be subject to the existence of a liquid market. In addition, a Fund's purchase of put or call options will be based upon predictions as to anticipated interest rate trends by Dreyfus, which could prove to be inaccurate. Even if Dreyfus' expectations are correct there may be an imperfect correlation between the change in the value of the options and of a Fund's portfolio securities.

      Tender Option Bonds. Each Fund may invest up to 10% of the value of its assets in tender option bonds. A tender option bond is a Municipal Obligation (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax-exempt rates, that has been coupled with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the Municipal Obligation's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. Dreyfus, on behalf of each Fund, will consider on an ongoing basis the creditworthiness of the issuer of the underlying Municipal Obligation, of any custodian and the third-party provider of the tender option. In certain instances and for certain tender option bonds, the option may be terminable in the event of a default in payment of principal or interest on the underlying Municipal Obligations and for other reasons. No Fund will invest more than 15% of the value of its net assets in illiquid securities, which would include tender option bonds for which the required notice to exercise the tender feature is more than seven days if there is no secondary market available for these obligations.

      Use of Ratings as Investment Criteria. The ratings of nationally recognized statistical rating organizations ("NRSROs") such as S&P and Moody's represent the opinions of these agencies as to the quality of Municipal Obligations which they rate. It should be emphasized, however, that such ratings are relative and subjective and are not absolute standards of quality. These ratings will be used by the Funds as initial criteria for the selection of portfolio securities, but the Funds will also rely upon the independent advice of Dreyfus to evaluate potential investments. Among the factors which will be considered are the long-term ability of the issuer to pay principal and interest and general economic trends. Further information concerning the ratings of the NRSROs and their significance is contained in the Appendix to this Statement of Additional Information.

      After being purchased by a Fund, the rating of a Municipal Obligation may be reduced below the minimum rating required for purchase by the Fund or the issuer of the Municipal Obligation may default on its obligations with respect to the Municipal Obligation. In that event, the Fund will dispose of the Municipal Obligation as soon as practicable, consistent with achieving an orderly disposition of the Municipal Obligation, unless the Trust's Board of Trustees determines that disposal of the Municipal Obligation would not be in the best interest of the Fund. In addition, it is possible that a Municipal Obligation may cease to be rated or an NRSRO might not timely change its rating of a particular Municipal Obligation to reflect subsequent events. Although neither event will require the sale of such Municipal Obligation by a Fund, Dreyfus will consider such event in determining whether the Fund should continue to hold the Municipal Obligation. In addition, if an NRSRO changes its rating system, a Fund will attempt to use comparable ratings as standards for its investments in accordance with its investment objectives and policies.

      Floating Rate and Variable Rate Obligations. A Fund may purchase floating rate and variable rate obligations, including participation interests therein. Floating rate or variable rate obligations provide that the rate of interest is set as a specific percentage of a designated base rate (such as the prime rate at a major commercial bank) and that the Fund can demand payment of the obligation at par plus accrued interest.
Variable rate obligations provide for a specified periodic adjustment in the interest rate, while floating rate obligations have an interest rate which changes whenever there is a change in the external interest rate. Frequently such obligations are secured by letters of credit or other credit support arrangements provided by banks. The quality of the underlying creditor or of the bank, as the case may be, must, as determined by Dreyfus under the supervision of the Trustees, be equivalent to the quality standard prescribed for the Funds.

      A Fund may invest in participation interests purchased from banks in floating rate or variable rate tax-exempt Municipal Obligations owned by banks. A participation interest gives the purchaser an undivided interest in the Municipal Obligation in the proportion that the Fund's participation interest bears to the total principal amount of the Municipal Obligation, and provides a demand feature. Each participation is backed by an irrevocable letter of credit or guarantee of a bank (which may be the bank issuing the participation interest, a bank issuing a confirming letter of credit to that of the issuing bank, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the participation interest) that Dreyfus, under the supervision of the Trustees, has determined meets the prescribed quality standards for the Funds. A Fund has the right to sell the instrument back to the issuing bank or draw on the letter of credit on demand for all or any part of the Fund's participation interest in the Municipal Obligation, plus accrued interest. Banks will retain a service and letter of credit fee and a fee for issuing repurchase commitments in an amount equal to the excess of the interest paid on the Municipal Obligations over the negotiated yield at which the instruments were purchased by a Fund.

      When-Issued Securities. A Fund may purchase Municipal Obligations on a when-issued basis, (i.e., for delivery beyond the normal settlement date at the stated price and yield). The payment obligation and the interest rate that will be received on the Municipal Obligations purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment. Although a Fund will purchase Municipal Obligations on a when-issued basis only with the intention of actually acquiring the securities, the Fund may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy.

      Municipal Obligations purchased on a when-issued basis and the securities held in the portfolio of each Fund are subject to changes in market value based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates (which will generally result in similar changes in value, i.e., both experiencing appreciation when interest rates decline and depreciation when interest rates rise). Therefore, to the extent a Fund remains substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a greater possibility of fluctuation in the Fund's net asset value. Purchasing Municipal Obligations on a when-issued basis can involve a risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction.

      A separate account of each Fund consisting of cash or liquid debt securities equal to the amount of the when-issued commitments will be established with the Fund's custodian. When the time comes to pay for when-issued securities, the Fund will meet its obligations from then-available cash flow, sale of securities held in the separate account, sale of other securities or, although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a value greater or lesser than the Fund's payment obligations). Sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are not exempt from Federal income tax.

      Taxable Investments. Each Fund anticipates being as fully invested as practicable in Municipal Obligations. Because each Fund's purpose is to provide income exempt from Federal and state personal income taxes, a Fund will invest in taxable obligations only if and when the Trustees believe it would be in the best interests of its shareholders to do so. Situations in which a Fund may invest up to 20% of its total assets in taxable securities include: (a) pending investment of proceeds of sales of shares of the Fund or of portfolio securities, (b) pending settlement of purchases of portfolio securities, and (c) when the Fund is attempting to maintain liquidity for the purpose of meeting anticipated redemptions. A Fund may temporarily invest more than 20% of its total assets in taxable securities to maintain a "defensive" posture when, in the opinion of Dreyfus, it is advisable to do so because of adverse market conditions affecting the market for Municipal Obligations. A Fund may invest in only the following kinds of taxable securities maturing in one year or less from the date of purchase: (1) obligations of the United States Government, its agencies or instrumentalities; (2) commercial paper rated Prime-1 by Moody's or A-1+ or A-1 by S&P; (3) certificates of deposit of domestic banks with total assets of $1 billion or more; and (4) repurchase agreements (instruments under which the seller of a security agrees to repurchase the security at a specific time and price) with respect to any securities that the Fund is permitted to hold.

      Repurchase Agreements. A Fund may enter into repurchase agreements with member banks of the Federal Reserve System or certain non-bank dealers. Under each repurchase agreement the selling institution will be required to maintain the value of the securities subject to the agreement at not less than their repurchase price. If a particular bank or non-bank dealer defaults on its obligation to repurchase the underlying debt instrument as required by the terms of a repurchase agreement, a Fund will incur a loss to the extent that the proceeds it realizes on the sale of the collateral are less than the repurchase price of the instrument. In addition, should the defaulting bank or non-bank dealer file for bankruptcy, a Fund could incur certain costs in establishing that it is entitled to dispose of the collateral and its realization on the collateral may be delayed or limited. Investments in repurchase agreements are subject to the policy prohibiting investment of more than 10% of a Fund's assets in restricted securities, securities without readily available market quotations and repurchase agreements maturing in more than seven days.


      As noted in the Prospectuses, each of the Funds may, on occasion, invest in securities issued by other investment companies. The Company may in the future seek to achieve the Fund's investment objective by investing all of the Fund's net investable assets in another investment company having the same investment objective and substantially the same investment policies and restrictions as those applicable to the Fund. Shareholders of the Fund will be given at least 30 days' notice of any such investment. Such securities will be acquired by a Fund within the limits prescribed by the Investment Company Act of 1940 ("1940 Act"), which include, subject to certain exceptions, a prohibition against a Fund's investing more than 10% of the value of its total assets in such securities.



Special Factors Affecting the Massachusetts Municipal Fund.

      The Commonwealth of Massachusetts and certain of its cities and towns and public bodies have experienced financial difficulties that have adversely affected their credit standing. The prolonged effects of such financial difficulties could adversely affect the market value of the Massachusetts Municipal Obligations held by the Massachusetts Municipal Fund. The information summarized below describes some of the more significant factors that could affect the Fund or the ability of the obligors to pay debt service on certain of these securities. The sources of such information are the official statements of issuers located in the Commonwealth of Massachusetts, as well as other publicly available documents, and statements of public officials. The Trust has not independently verified any of the information contained in such statements and documents, but the Trust is not aware of facts which would render such information inaccurate.


      Investing in Massachusetts Municipal Obligations. Investors should consider carefully the special risks inherent in the Fund's investment in Massachusetts Municipal Obligations. Since 1989, Massachusetts has experienced growth rates significantly below the national average and an economic recession in 1990 and 1991 caused negative growth rates in Massachusetts. Massachusetts' economic difficulties and fiscal problems in the late 1980s and 1990s caused several rating agencies to lower their ratings of Massachusetts Municipal Obligations. A return of persistent serious financial difficulties could adversely affect the market values and marketability of, or result in default in payment on outstanding Massachusetts Municipal Obligations. Investors should review Appendix A which more fully sets forth these and other risk factors.



Special Factors Affecting the California Municipal Fund.

      Some of the significant financial considerations relating to the Funds' investments in California Municipal Obligations are summarized below. This summary information is derived principally from official statements and prospectuses relating to securities offerings of the State of California and various local agencies in California, available as of the date of this Statement of Additional Information and does not purport to be a complete description of any of the considerations mentioned herein. The accuracy and completeness of the information contained in such official statements has not been verified independently.


      Investing in California Municipal Obligations. Investors should consider carefully the special risks inherent in the Fund's investment in California Municipal Obligations. These risks result from certain amendments to the California Constitution and other statues that limit the taxing and spending authority of California governmental entities, as well as from the general financial condition of the State of California. From mid-1990 to late 1993, the State suffered a recession with the worst economic, fiscal and budget conditions since the 1930s. As a result, the State experienced recurring budget deficits for four of the five fiscal years ended June 30, 1992. The State had an operating surplus of approximately $109 million in 1992-93 and $836 million in fiscal 1993-94. However, at June, 1994, according to California's Department of Finance, the State's Special Fund for Economic Uncertainties had an accumulated deficit, on a budget basis, of approximately $1.8 billion. A further consequence of the large budget imbalances over the last three fiscal years has been that the State depleted its available cash resources and has had to use a series of external borrowings to meet its cash needs. To meet its cash flow needs in the 1994-95 fiscal year, the State issued, in July and August 1994, $4.0 billion of revenue anticipation warrants and $3.0 billion of revenue anticipation notes. The 1994-95 Budget Act contained a plan to retire a projected $1.025 billion deficit in the 1995-96 fiscal year. As a result of the deterioration of the state's budget and cash situation between October 1991 and July 1994, the rating on the State's general obligation bonds was reduced by S&P from AAA to A, by Moody's from Aaa to A1 and by Fitch AAA to A. These and other factors may have the effect of impairing the ability of the issuers of California Municipal Obligations to pay interest on, or repay principal of, such California Municipal Obligations. Investors should review Appendix B which sets froth additional information relating to investing in California Municipal Obligations.



Special Factors Affecting the New York Municipal Fund.


      Some of the significant financial considerations relating to the New York Municipal Fund's investment in New York Municipal Obligations are summarized below. This summary information is not intended to be a complete description and is principally derived from official statements relating to issues of New York Municipal Obligations that were available prior to the date of this Statement of Additional Information. The accuracy and completeness of the information contained in those official statements have not been independently verified.




      Investing in New York Municipal Obligations. Each investor should consider carefully the special risks inherent in the investment in New York Municipal Obligations by the New York Municipal Fund. These risks result from the financial condition of New York State and certain of its public bodies and municipalities, including New York City. Beginning in early 1975, New York State, New York City and other State entities faced serious financial difficulties which jeopardized the credit standing and impaired the borrowing abilities of such entities and contributed to high interest rates on, and lower market prices for, debt obligations issued by them. A recurrence of such financial difficulties or a failure of certain financial recovery programs could result in defaults or declines in the market values of various New York Municipal Obligations in which the Fund may invest. If there should be a default or other financial crisis relating to New York State, New York City, a State or City agency, or a State municipality, the market value and marketability of outstanding New York Municipal Obligations in the Fund's portfolio and the interest income to the Fund could be adversely affected. Moreover, the national recession and the significant slowdown in the New York and regional economies in the early 1990s added substantial uncertainty to estimates of the State's tax revenues, which, in part, caused the State to incur cash-basis operating deficits in the General Fund and issue deficit notes during the fiscal periods 1989 through 1992. The State's financial operations have improved, however, during the 1993 and 1994 fiscal years. After reflecting a 1993 year-end deposit to the refund reserve account of $671 million, reported 1993 General Fund receipts were $45 million higher than originally projected in April 1992. The State completed the 1994 fiscal year with an operating surplus of $914 million. The State reported a General Fund operating deficit of $1.426 billion for the 1995 fiscal year. There can be no assurance that New York will not face substantial potential budget gaps in future years. In January 1992, Moody's lowered from A to Baa1 its ratings on certain appropriation-backed debt of New York State and its agencies. The State's general obligation, state guaranteed and New York State Local Government Assistance Corporation bonds continue to be rated A by Moody's. In January 1992, S&P lowered from A to A- the ratings of New York State general obligation bonds and stated that it continued to assess the ratings outlook as negative. The ratings of various agency debt, state moral obligations, contractual obligations, lease purchase obligations and state guarantees also were lowered. In February 1991, Moody's lowered its rating on New York City's general obligation bonds from A to Baa1. The rating changes reflect the rating agencies' concerns about the financial condition of New York State and City, the heavy debt load of the State and City, and economic uncertainties in the region. Investors should review Appendix C which more fully sets forth these and other risk factors.


Investment Restrictions

      The following are fundamental investment restrictions of each Fund. No Fund may:

      1. Purchase any securities which would cause more than 25% of the value of a Fund's total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal activities in the same industry. (For purposes of this limitation, U.S. Government securities and state or municipal governments and their political subdivisions are not considered members of any industry. In addition, this limitation does not apply to investments of domestic banks, including U.S. branches of foreign banks and foreign branches of U.S. banks.)

      2. Borrow money or issue senior securities as defined in the 1940 Act, except that (a) a Fund may borrow money in an amount not exceeding one-third of the Fund's total assets at the time of such borrowing, and (b) a Fund may issue multiple classes of shares. The purchase or sale of futures contracts and related options shall not be considered to involve the borrowing of money or issuance of senior securities.

      3. Make loans or lend securities, if as a result thereof more than one-third of the Fund's total assets would be subject to all such loans. For purposes of this restriction, debt instruments and repurchase agreements shall not be treated as loans.

      4. Underwrite securities issued by any other person, except to the extent at the purchase of securities and the later disposition of such securities in accordance with the Fund's investment program may be deemed an underwriting.

      5. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from investing in securities or other instruments backed by real estate, including mortgage loans, or securities of companies that engage in the real estate business or invest or deal in real estate or interests therein).

      6. Purchase or sell commodities, except that each Fund may enter into futures contracts and related options, forward currency contracts and other similar instruments.

      Each Fund of the Trust may, notwithstanding any other fundamental investment policy or restriction, invest all of its investable assets in securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies, and restrictions as the Fund.

      The following are non-fundamental investment restrictions of each Fund of the Trust:

      1. The Trust will not purchase or retain the securities of any issuer if the officers, directors or Trustees of the Trust, its advisers, or managers owning beneficially more than one half of one percent of the securities of each issuer together own beneficially more than 5% of such securities.

      2. No Fund will purchase securities of issuers (other than securities issued or guaranteed by domestic or foreign governments or political subdivisions thereof), including their predecessors, that have been in operation for less than three years, if by reason thereof the value of such Fund's investment in securities would exceed 5% of such Fund's total assets. For purposes of this limitation, sponsors, general partners, guarantors and originators of underlying assets may be treated as the issuer of a security.

      3. No Fund will purchase puts, calls, straddles, spreads and any combination thereof if by reason thereof the value of its aggregate investment in such classes of securities will exceed 5% of its total assets, except that: (a) this restriction shall not apply to standby commitments, and (b) this restriction shall not apply to a Fund's transactions in futures contracts and related options.

      4.    No Fund will purchase warrants if at the time of such purchase:
(a) more than 5% of the value of such Fund's assets would be invested in warrants, or (b) more than 2% of the value of such Fund's assets would be invested in warrants that are not listed on the New York Stock Exchange
(NYSE) or American Stock Exchange (AMEX) (for purposes of this undertaking, warrants acquired by a Fund in units or attached to securities will be deemed to have no value).

      5. No Fund will invest more than 15% of the value of its net assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days, time deposits with maturities in excess of seven days, and other securities which are not readily marketable. For purposes of this restriction, illiquid securities shall not include commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933 and securities which may be resold under Rule 144A under the Securities Act of 1933, provided that the Board of Trustees, or its delegate, determines that such securities are liquid, based upon the trading markets for the specific security.

      6. No Fund may invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets and except to the extent otherwise permitted by the 1940 Act.

      7. No Fund will purchase oil, gas or mineral leases (a Fund may, however, purchase and sell the securities of companies engaged in the exploration, development, production, refining, transporting and marketing of oil, gas or minerals).

      8. No Fund shall sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amounts to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

      9. No Fund shall purchase securities on margin, except that a Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

      10. No Fund shall purchase any security while borrowings representing more than 5% of such Fund's total assets are outstanding.

      If a percentage restriction is adhered to at the time of an investment, a later increase or decrease in such percentage resulting from a change in the values of assets will not constitute a violation of such restriction.

      Each of the foregoing restrictions applies to each Fund unless otherwise indicated. Under the 1940 Act, a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of a Fund, as defined in the 1940 Act. "Majority" means the lesser of (1) 67% or more of the shares present at a Fund's meeting, if the holders of more than 50% of the outstanding shares of a Fund are present or represented by proxy, or (2) more than 50% of the outstanding shares of the Fund. Non-fundamental investments restrictions may be changed by vote of a majority of the Trust's Board of Trustees at any time.

      In order to permit the sale of the Funds' shares in certain states, the Trust may make commitments more restrictive than the investment restrictions described above. Accordingly, the Fund's net assets would be invested in warrants not listed on AMEX or NYSE. Further, the Funds have given a representation that investments will not be made in real estate limited partnerships. Should the Trust determine that any such commitment is no longer in the best interests of the Trust and its shareholders, it will revoke the commitment by terminating sales of its shares in the state involved.


                                 MANAGEMENT OF THE FUNDS

PRINCIPAL SHAREHOLDERS


      As of October 3, 1996, the following companies/individuals owned beneficially 5% or more of the outstanding Class A shares of the Premier Limited Term California Municipal Fund: Virginia Ripner, 2641 State Street, Santa Barbara, CA 93105-5513; 14% record; Donaldson Lufkin Jenrette Securities Corp., P.O. Box 2052, Jersey City, N.J. 07303-9998; 35% record; and Paul Mickelsen, 12 Corporate Plaza, Newport Beach, CA 92660; 5% record.


      As of October 3, 1996, the following companies/individuals owned beneficially 5% or more of the outstanding Class B shares of the Premier Limited Term California Municipal Fund: Ruth Roelke, 32149 Beachfront Lane, Westlake Village, CA 91361-3605; 39% record; Smith Barney, Inc.; 388 Greenwich Street, New York, NY 10013; 7% record; Frank Lem and Alice Lem, 2850 Aetna Way, San Jose, CA 95121-2301; 7% record; Clarice Ellis, 211 South Rockingham Avenue, Los Angeles, CA 90049-3635; 7% record; and Donaldson Lufkin Jenrette Securities Corp., P.O. Box 2052, Jersey City, N.J. 07303-9998; 35% record.


      As of October 3, 1996, the following companies/individuals owned beneficially 5% or more of the outstanding Class R shares of the Premier Limited Term California Municipal Fund: Boston Safe Deposit and Trust Company, P.O. Box 3198, Pittsburgh, PA 15230-3198; 22% record.


      As of October 3, 1996, the following companies/individuals owned beneficially 5% or more of the outstanding Class B shares of the Premier Limited Term Massachusetts Municipal Fund: Beatrice and Ray Cowell, P.O. Box 156, Otis, MA 01253-0156; 78% record; and Millicent E. Markham, R.R. 3 Box 86, Great Barrington, MA 01230-9809; 20% record.


      As of October 3, 1996, the following companies/individuals owned beneficially 5% or more of the outstanding Class R shares of the Premier Limited Term Massachusetts Municipal Fund: Boston and Company, P.O. Box 3198, Pittsburgh, PA 15230-3198; 26% record.


      As of October 3, 1996, the following companies/individuals owned beneficially 5% or more of the outstanding Class A shares of the Premier Limited Term New York Municipal Fund: Herman and Virginia Sadles, 94 Juniper Street, Islip, NY 11751-1224; 9% record; Paul Schwartz, 132 West 58th Street, New York, NY 10019-2135; 6% record; and James Gruber, 59 Fremont Street, Lindenhurst, NY 11757-3806; 6% record.


      As of October 3, 1996, the following companies/individuals owned beneficially 5% or more of the outstanding Class B shares of the Premier Limited Term New York Municipal Fund: Joseph A. Vasti, 8 Dickens Street, Stony Point, NY 10980-3653; 37% record; Theresa Romola, 315 South Bay Avenue, Islip, NY 11751-4804; 32% record; Mark Specthrie, 201 Wisner Ave., Middleton, NY 10940-3209; 15% record; A. Gary Miller, 2877 Mt. Pleasant Road, York, NY 14592; 8% record; and Kathleen A. Winde, 6706 Byron Holley Road, Byron, NY 14422-9560; 7% record.


      As of October 3, 1996, the following companies/individuals owned beneficially 5% or more of the outstanding Class C shares of the Premier Limited Term New York Municipal Fund: Madhukar Shanbag, 290 Wood Acres Drive, East Amherst, NY 14031-1460; 51% record and James and Alice Mchale, 2 Meadow Gate, Saint James, NY 11780-1349; 49% record.


      As of October 3, 1996, the following companies/individuals owned beneficially 5% or more of the outstanding Class R shares of the Premier Limited Term New York Municipal Fund: Boston Safe Deposit and Trust Company, P.O. Box 3198, Pittsburgh, PA 15230-3198; 70% record.


      As of October 3, 1996, the following companies/individuals owned beneficially 5% or more of the outstanding Class B shares of the Premier Limited Term Municipal Fund: David Zenelman, 5563 Northumberland Street, Pittsburgh, PA; 15217-1163; 32% record; Helen Watson, 1117 Marquette Ave., Minneapolis, MN 55403-2449; 23% record; Merrill Lynch, Pierce Fenner & Smith, Inc.; 4800 Deer Lake Drive, Jacksonville, FL 32246-6484; 20% record; and Duncan and Joya Davis, 523 Hickory Circle, Ringgold, GA 30736-5244; 13% record.


      As of October 3, 1996, the following companies/individuals owned beneficially 5% or more of the outstanding Class C shares of the Premier Limited Term Municipal Fund: Roger Harrison, 920 South Gretna Green Way, Los Angeles, CA 90049-5835; 20% record; Joseph Bellavance, P.O. Box 383, Nashua, NH 03061-0383; 20% record; Wong Tsai Shih, 721 5th Street, Hull, IA 51239-7443; 6% record; and John Barzizza, 4615 Bee Coves Rd, Austin, TX 78746-5253; 11% record.


      As of October 3, 1996, the following companies/individuals and beneficially 5% or more of the outstanding Class R shares of the Premier Limited Term Municipal Fund: Boston Safe Deposit and Trust Company, P.O. Box 3198, Pittsburgh, PA 15230-3198; 16% record.



FEDERAL LAW AFFECTING MELLON BANK


      The Glass-Steagall Act of 1933 prohibits national banks from engaging in the business of underwriting, selling or distributing securities and prohibits a member bank of the Federal Reserve System from having certain affiliations with an entity engaged principally in that business. The activities of Mellon Bank in informing its customers of, and performing, investment and redemption services in connection with the Funds, and in providing services to the Funds as custodian, as well as Dreyfus' investment advisory activities, may raise issues under these provisions. Mellon Bank has been advised by counsel that the activities contemplated under these arrangements are consistent with statutory and regulatory obligations.



      Changes in either federal or state statutes and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as further judicial or administrative decisions or interpretations of such future statutes and regulations, could prevent Mellon Bank or Dreyfus from continuing to perform all or a part of the above services for its customers and/or a Fund. If Mellon Bank or Dreyfus were prohibited from serving a Fund in any of its present capacities, the Board of Trustees would seek an alternative provider(s) of such services.

TRUSTEES AND OFFICERS


      The Trust has a Board composed of eleven Trustees which supervises the Trust's investment activities and reviews contractual arrangements with companies that provide the Funds with services. The following lists the Trustees and officers and their positions with the Trust and their present and principal occupations during the past five years. Each Trustee who is an "interested person" of the Trust (as defined in the Investment Company Act of 1940, as amended (the "Act")) is indicated by an asterisk. Each of the Trustees also serves as a Director of The Dreyfus/Laurel Funds, Inc.
and as a Trustee of The Dreyfus/Laurel Funds Trust (collectively, with the Trust, the "Dreyfus/Laurel Funds").


o+RUTH MARIE ADAMS.  Trustee of the Trust; Professor of English and Vice
      President Emeritus, Dartmouth College; Senator, United Chapters of Phi Beta Kappa; Trustee, Woods Hole Oceanographic Institution; Director, Access Capital Strategies Community Investment Fund, Inc. - Institutional Investment Portfolio. Age: 81 years old. Address: 1026 Kendal Lyme Road, Hanover, New Hampshire 03755.


o+FRANCIS P. BRENNAN.  Chairman of the Board of Trustees and Assistant
      Treasurer of the Trust; Director and Chairman, Massachusetts Business Development Corp.; Director, Boston Mutual Insurance Company; Director, Access Capital Strategic Community Investment Fund, Inc. - Bank Portfolio; Director and Vice Chairman of the Board Home Owners Federal Savings and Loan (prior to May 1990). Age: 79 years old.
      Address: Massachusetts Business Development Corp., One Liberty Square, Boston, Massachusetts 02109.


o*JOSEPH S. DiMARTINO.  Trustee of the Trust since February 1995.  Since
      January 1995, Mr. DiMartino has served as Chairman of the Board for various funds in the Dreyfus Family of Funds. Director, Access Capital Strategic Community Investment Fund, Inc. - Bank Portfolio and Institutional Investment Portfolio. He is also Chairman of the
      Board of Noel Group, Inc., a venture capital company; and a director of the Muscular Dystrophy Association, HealthPlan Services Corporation, Belding Heminway, Inc., Curtis Industries, Inc., Simmons Outdoor Corporation and Staffing Resources, Inc. For more than five years prior to January 1995, he was President and a director of Dreyfus and Executive Vice President and a director of Dreyfus Service Corporation, a wholly-owned subsidiary of Dreyfus. From August 1994 to December 31, 1994, he was a director of Mellon Bank Corporation. Mr. DiMartino is also a Board member of 93 other funds in the Dreyfus Family of Funds. Age: 52 years old. Address: 200 Park Avenue, New York, New York 10166.


o+JAMES M. FITZGIBBONS.  Trustee of the Trust; Chairman, Howes Leather
      Company, Inc.; Director, Fiduciary Trust Company; Chairman, CEO and Director, Fieldcrest-Cannon Inc.; Director, Lumber Mutual Insurance Company; Director, Barrett Resources, Inc.; Director, Access Capital Strategic Community Investment Fund, Inc. - Bank Portfolio. Age: 61 years old. Address: 40 Norfolk Road, Brookline, Massachusetts 02167.


o*J. TOMLINSON FORT.  Trustee of the Trust; Partner, Reed, Smith, Shaw &
      McClay (law firm); Director, Access Capital Strategic Community Investment Fund, Inc. - Bank Portfolio. Age: 68 years old. Address:
      204 Woodcock Drive, Pittsburgh, Pennsylvania 15215.


o+ARTHUR L. GOESCHEL. Trustee of the Trust; Chairman of the Board and Director, Rexene Corporation; Director, Calgon Carbon Corporation; Director, Cerex Corporation; Director, National Picture Frame Corporation; Chairman of the Board and Director, Tetra Corporation 1991-1993; Director, Medalist Corporation 1992-1993; Director, Access Capital Strategic Community Investment Fund, Inc. - Institutional Investment Portfolio. Since May 1991, Mr. Goeschel has served as a Trustee of Sewickley Valley Hospital. Age: 74 years old. Address:
      Way Hollow Road and Woodland Road, Sewickley, Pennsylvania 15143.


o+KENNETH A. HIMMEL.  Trustee of the Trust; Director, The Boston Company,
      Inc. ("TBC") and Boston Safe Deposit and Trust Company; President and Chief Executive Officer, Himmel & Co., Inc.; Vice Chairman, Sutton Place Gourmet, Inc. Director, Access Capital Strategic Community Investment Fund, Inc. - Bank Portfolio; Managing Partner, Franklin Federal Partners. Age: 49 years old. Address: Himmel and Company, Inc., 101 Federal Street, 22nd Floor, Boston, Massachusetts 02110.


o*ARCH S. JEFFERY.  Trustee of the Trust; Financial Consultant; Director,
      Access Capital Strategic Community Investment Fund, Inc. -
      Institutional Investment Portfolio.  Age: 78 years old.  Address:
      1817 Foxcroft Lane, Unit 306, Allison Park, Pennsylvania 15101.


o+STEPHEN J. LOCKWOOD.  Trustee of the Trust; President and CEO, LDG
      Management Company Inc.; CEO, LDG Reinsurance Underwriters, SRRF Management Inc. and Medical Reinsurance Underwriters Inc., Director, Access Capital Strategic Community Investment Fund, Inc. -
      Institutional Investment Portfolio. Age: 48 years old. Address: 401 Edgewater Place, Wakefield, Massachusetts 01880.


o+JOHN J. SCIULLO.  Trustee of the Trust; Dean Emeritus and Professor of
      Law, Duquesne University Law School; Director, Urban Redevelopment Authority of Pittsburgh; Director, Access Capital Strategic Community Investment Fund, Inc. - Institutional Investment Portfolio. Age: 64 years old. Address: 321 Gross Street, Pittsburgh, Pennsylvania 15224.


o+ROSLYN M. WATSON.  Trustee of the Trust; Principal, Watson Ventures,
      Inc.; Director, American Express Centurion Bank; Director, Harvard/Pilgrim Community Health Care, Inc.; Director, Access Capital Strategic Community Investment Fund, Inc. - Bank Portfolio; Director, Massachusetts Electric Company; Director, The Hymans Foundations, Inc., prior to February, 1993; Real Estate Development Project Manager and Vice President, The Gunwyn Company. Age: 46 years old. Address:
      25 Braddock Park, Boston, Massachusetts 02116-5816.


#ELIZABETH BACHMAN.  Vice President and Assistant Secretary of the Trust,
      The Dreyfus/Laurel Funds Trust and The Dreyfus/Laurel Funds, Inc. (since January 1996); Counsel, Premier Mutual Fund Services, Inc. Prior to September 1995, she was enrolled at the Fordham University School of Law and received her J.D. in May 1995. Prior to September 1992, she was an Assistant at the National Association for Public Interest Law. Age: 26 years old. Address: 200 Park Avenue, New York, New York 10166.



#MARIE E. CONNOLLY.  President and Treasurer of the Trust, The
      Dreyfus/Laurel Funds Trust and The Dreyfus/Laurel Funds, Inc. (since September 1994); Vice President of the Trust, The Dreyfus/Laurel Funds Trust and The Dreyfus/Laurel Funds, Inc. (March 1994 to September
      1994); President, Funds Distributor, Inc. (since 1992); Treasurer, Funds Distributor, Inc. (July 1993 to April 1994); COO, Funds Distributor, Inc. (since April 1994); Director, Funds Distributor, Inc. (since July 1992); President, COO and Director, Premier Mutual Fund Services, Inc. (since April 1994); Senior Vice President and Director of Financial Administration, The Boston Company Advisors, Inc. (December 1988 to May 1993). Age: 37 years old. Address: 60 State Street, Boston, Massachusetts 02109.









#DOUGLAS C. CONROY.  Vice President and Assistant Secretary of the Trust,
      The Dreyfus/Laurel Funds Trust and The Dreyfus/Laurel Funds, Inc. (since July 1996); Supervisor of Treasury Services and Administration of Funds Distributor, Inc. From April 1993 to January 1995, Mr. Conroy was a Senior Fund Accountant for Investors Bank & Trust Company. From December 1991 to March 1993, Mr. Conroy was employed as a Fund Accountant at TBC. Prior to December 1991, Mr. Conroy attended Merrimack College where he received a bachelors degree in Business Administration. Age: 27 years old. Address: 60 State Street, Boston, Massachusetts 02109.


#RICHARD W. INGRAM.  Vice President and Assistant Treasurer of the Trust,
      The Dreyfus/Laurel Funds Trust and The Dreyfus/Laurel Funds, Inc. (since July 1996); Senior Vice President and Director of Client Services and Treasury Operations of Funds Distributor, Inc. From March 1994 to November 1995, Mr. Ingram was Vice President and Division Manager for First Data Investor Services Group. From 1989 to 1994, Mr. Ingram was Vice President, Assistant Treasurer and Tax Director-Mutual Funds of TBC. Age: 40 years old. Address: 60 State Street, Boston, Massachusetts 02109.


#MARY A. NELSON.  Vice President and Assistant Treasurer of the Trust, The
      Dreyfus/Laurel Funds Trust and The Dreyfus/Laurel Funds, Inc. (since July 1996); Vice President and Manager of Treasury Services and Administration of Funds Distributor, Inc. From 1989 to July 1994, Ms. Nelson was an Assistant Vice President and Client Manager for TBC.
      Age: 32 years old.  Address: 60 State Street, Boston, Massachusetts
      02109.



#JOHN E. PELLETIER.  Vice President and Secretary of the Trust, The
      Dreyfus/Laurel Funds Trust and The Dreyfus/Laurel Funds, Inc. (since September 1994); Senior Vice President, General Counsel and Secretary, Funds Distributor, Inc. (since April 1994); Senior Vice President, General Counsel and Secretary, Premier Mutual Fund Services, Inc. (since August 1994); Counsel, The Boston Company Advisors, Inc. (February 1992 to March 1994); Associate, Ropes & Gray (August 1990 to February 1992). Age: 31 years old. Address: 60 State Street, Boston, Massachusetts 02109.


#JOSEPH F. TOWER, III.  Assistant Treasurer of the Trust, The
      Dreyfus/Laurel Funds Trust and The Dreyfus/Laurel Funds, Inc. (since January 1996); Senior Vice President, Treasurer and Chief Financial Officer of Premier Mutual Fund Services, Inc. From July 1988 to August 1994, he was employed by TBC, Inc. where he held various management positions in the Corporate Finance and Treasury areas.
      Age: 33 years old.  Address: 60 State Street, Boston, Massachusetts
      02109.


_____________________________________
*   "Interested person" of the Trust, as defined in the Act.
o   Member of the Audit Committee.
+   Member of the Nominating Committee.
# Officer also serves as an officer for other investment companies advised by Dreyfus.

      No officer or employee of Premier (or of any parent, subsidiary or affiliate thereof ) receives any compensation from the Trust for serving as an officer or Trustee of the Trust. No officer or employee of Dreyfus (or of any parent, subsidiary or affiliate thereof) serves as an officer or Trustee of the Trust. The Dreyfus/Laurel Funds pay each Director/Trustee who is not an "interested person" as defined in the Act, $27,000 per annum (and an additional $25,000 for the Chairman of the Board of Directors/Trustees of the Dreyfus/Laurel Funds), $1,000 per joint Dreyfus/Laurel Funds Board meeting attended, and $750 per joint Dreyfus/Laurel Funds Audit Committee meeting attended, and reimburse each Director/Trustee for travel and out-of-pocket expenses.


      The officers and Trustees of the Trust as a group owned beneficially less than 1% of the total shares of the Fund outstanding as of October 3, 1996.


      For the fiscal year ended June 30, 1996, the aggregate amount of fees and expenses received by each current Trustee from the Trust and all other funds in the Dreyfus Family of Funds for which such person is a Board member were as follows:




                                             Pension or                                 Total Compensation
                        Aggregate          Retirement Benefits     Estimated Annual     from the Trust and
  Name of Board      Compensation from      Accrued as Part of     Benefits Upon        Fund & Complex Paid
    Member             the Trust#           Trust's Expenses          Retirement        to Board Members
Ruth Marie Adams         $ 6,420                  none                    none            $ 34,500

Francis P. Brennan*       16,853                  none                    none              97,000

Joseph S. DiMartino**       none                  none                    none             448,618

James M. Fitzgibbons       6,365                  none                    none              32,500

J. Tomlinson Fort**         none                  none                    none                none

Arthur L. Goeschel         6,420                  none                    none              34,500

Kenneth A. Himmel          5,448                  none                    none              31,750

Arch S. Jeffery**           none                  none                    none                none

Stephen J. Lockwood        6,420                  none                    none              34,500

John J. Sciullo            6,365                  none                    none              33,500

Roslyn M. Watson           6,365                  none                    none              33,500
_____________________________
#     Amounts required to be paid by the Trust directly to the non-interested Trustees, that would be applied to offset a portion of the management fee payable to Dreyfus, are in fact paid directly by Dreyfus to the non-interested Trustees.  Amount does not include reimbursed expenses for attending Board meetings, which amounted to $2,749 for the Trust.
*     Compensation of Francis P. Brennan includes $25,000 paid by the Dreyfus/Laurel Funds to be the Chairman of the Board; Effective May 1, 1996, the retainer was reduced from
$75,000 to $25,000 annually.
**    Joseph S. DiMartino, J. Tomlinson Fort and Arch S. Jeffery are paid directly by
Dreyfus for serving as Board members of the Trust and the funds in the Dreyfus/Laurel
Funds.  For the fiscal year ended June 30, 1996, the aggregate amount of fees and expenses received by Joseph S. DiMartino, J. Tomlinson Fort and Arch S. Jeffery from Dreyfus for serving as a Board member of the Trust were $6,269, $6,420 and $6,420, respectively, and for serving as a Board member of all funds in the Dreyfus Family of Funds (including the
Trust) were $31,750, $34,500 and $34,500, respectively.  In addition, Dreyfus reimbursed
Messrs. DiMartino, Fort and Jeffery a total of $1,043 for expenses attributable to the
Trust's Board meetings which is not included in the $2,749 amount noted above.
***   Amount paid to Joseph S. DiMartino from the funds in the Fund Complex for the year ended December 31, 1996.
+     The Dreyfus Family of Funds consists of 161 mutual funds.



                      MANAGEMENT ARRANGEMENTS

      The following information supplements and should be read in conjunction with the section in the Funds' Prospectuses entitled
"Management of the Fund."


      Management Agreement. Dreyfus serves as the investment manager for the Funds pursuant to an Investment Management Agreement with the Trust dated April 4, 1994 ("Investment Management Agreement"), transferred to Dreyfus as of October 17, 1994. Pursuant to the Management Agreement, Dreyfus provides, or arranges for one or more third parties to provide, investment advisory, administrative, custody, fund accounting and transfer agency services to the Funds. As investment manager, Dreyfus manages the Funds by making investment decisions based on each Fund's investment objective, policies and restrictions. The Investment Management Agreement is subject to review and approval at least annually by the Board of Trustees.


      Prior to May 21, 1993, The Boston Company Advisors, Inc. ("TBC Advisors") served as investment adviser to each Fund pursuant to a written agreement, which was last approved by the Trustees, including a majority of the Trustees who are not "interested persons" of the Trust, on July 22, 1992. From May 21, 1993 through April 3, 1994, TBC Advisors served as investment adviser to each Fund pursuant to a written agreement ("TBC Advisors Agreement"), which was last approved by the Trustees, including a majority of the Trustees who are not "interested persons" of the Trust, on July 21, 1993 and approved by the shareholders of each Fund of the Trust on December 31, 1992. The TBC Advisors Agreement became effective on May 21, 1993, upon the consummation of the sale of Boston Group Holdings, Inc., the parent company of TBC, to Mellon Bank Corporation. Mellon Bank later served as investment manager to each Fund pursuant to a written agreement ("Mellon Agreement"), which was last approved by the Trustees, including a majority of the Trustees who are not "interested persons" of the Trust or Mellon Bank, on November 22, 1993, (subject to shareholder approval) and approved by the shareholders of each Fund of the Trust on March 29, 1994. The Mellon Agreement became effective on April 4, 1994. TBC Advisors is a wholly-owned subsidiary of TBC, a financial services holding company. TBC is in turn a wholly-owned subsidiary of Mellon Bank Corporation. As stated above, Dreyfus, a wholly-owned subsidiary of Mellon Bank, is the current Investment Manager pursuant to the Investment Management Agreement, which was last approved by the Trustees on January 31, 1996.


      The current Investment Management Agreement with Dreyfus provides for a "unitary fee." Under the unitary fee structure, Dreyfus is required to pay all expenses of the Funds except: (i) brokerage commissions, (ii) taxes, interest, fees and expenses of the non-interested Trustees (including counsel expenses), and extraordinary expenses (which are expected to be minimal), and (iii) the Rule 12b-1 fees described in this Statement of Additional Information. Although under the Investment Management Agreement, Dreyfus is not obligated to pay the fees and expenses of the non-interested Trustees, Dreyfus is required to reduce its management fee by the amount of such fees and expenses. Under the unitary fee, Dreyfus provides, or arranges for one or more third parties to provide, investment advisory, administrative, custody, fund accounting and transfer agency services to the Funds. For the provision of such services directly, or through one or more third parties, Dreyfus receives a full compensation for all services and facilities provided by it, a fee computed daily and paid monthly at the annual rate set forth in each Fund's Prospectus, applied to the average daily net assets of the Fund's investment portfolio, less the accrued fees and expenses (including counsel fees) of the non-interested Trustees of the Trust. Previously, the payments to the investment manager covered merely the provision of investment advisory services (and payment for sub-advisory services) and certain specified administrative services. Under this previous arrangement, the Fund also paid for additional non-investment advisory expenses, such as custody and transfer agency services, that were not paid by the investment adviser.


      The Investment Management Agreement will continue from year to year as to each Fund provided that a majority of the Trustees who are not interested persons of the Fund and either a majority of all Trustees or a majority of the shareholders of the Fund approve its continuance. Each
Fund may terminate the Investment Management Agreement, without prior notice to Dreyfus, upon the vote of a majority of the Board of Trustees or upon the vote of a majority of the outstanding voting securities of the Fund on 60 days' written notice to Dreyfus. Dreyfus may terminate the Investment Management Agreement upon written notice to the Fund. The Investment Management Agreement will terminate immediately and automatically upon its assignment.


      The following persons are officers and/or directors of the Manager:
W. Keith Smith, Chairman of the Board; Christopher M. Condron, President, Chief Executive Officer, Chief Operating Officer and a director; Stephen E. Canter, Vice Chairman, Chief Investment Officer and a director; Lawrence S. Kash, Vice Chairman-Distribution and a director; Philip L. Toia, Vice Chairman-Operations and Administration and a director; William T. Sandalls, Jr., Senior Vice President and Chief Financial Officer; Elie M. Genadry, Vice President-Institutional Sales; William F. Glavin, Jr., Vice President-Corporate Development; Mark N. Jacobs, Vice President, General Counsel and Secretary; Patrice M. Kozlowski, Vice President-Corporate Communications; Mary Beth Leibig, Vice President-Human Resources; Jeffrey N. Nachman, Vice President-Mutual Fund Accounting; Andrew S. Wasser, Vice President-Information Systems; Elvira Oslapas, Assistant Secretary; and Mandell L. Berman, Frank V. Cahouet, Alvin E. Friedman, Lawrence M. Greene and Julian
M. Smerling, directors.



      As compensation for Dreyfus' services, each Fund pays a separate fee, based on its total average daily net assets, that is computed daily and paid monthly. The rates at which such fees are paid are described in each Prospectus. Dreyfus may waive all or a portion of its fees payable by any Fund from time to time.


      The following table shows the fees paid by each Fund to TBC Advisors or Mellon Bank (as the prior investment advisers) and to Dreyfus (the current investment manager), including any fee waivers or expense reimbursements by TBC Advisors, Dreyfus or Mellon, during the year or period ended June 30 1994, 1995 and 1996 and with respect to the California Municipal Fund and the New York Municipal Fund for the year ended November 30, 1993:



                               1996          1995                 1994(1)

                               Fees     Fees     Fees       Fees        Fees
                               Paid     Paid     Paid(2)    Paid(3)     Waived(4)

Municipal Fund                $183,024 $179,992   $42,914    $138,860  $120,026(5)

Massachusetts Municipal Fund   188,533  172,146   40,947     136,877    45,790(6)

California Municipal Fund       92,758   96,807   24,801*     37,628*    41,998(7)*

New York Municipal Fund         26,270   27,290    8,038*     11,467*   35,815(8)*



                                          1993**

                                  Fees           Fees
                                  Paid           Waived(4)

California Municipal Fund        100,024         119,522(9)

New York Municipal Fund           28,242         102,024(10)
______________________________


*     For the period ended June 30.  The California Municipal Fund and the New York
      Municipal Fund each changed their fiscal year end from November 30 to June 30.
**    For the fiscal years ended November 30, 1993.
(1)   Effective April 4, 1994, Mellon Bank served as each Fund's investment manager.
(2)   Fees paid to Mellon Bank for investment management services for the period from
      April 4, 1994 to the fiscal year ended June 30, 1994.
(3)   Fees paid to TBC Advisors for investment advisory services for the period from either July 1, 1993 (in the case of the Municipal Fund and the Massachusetts
      Municipal Fund) or December  1, 1993 (in the case of the California Municipal Fund and the New York Municipal Fund) to April 3, 1993.
(4)   TBC Advisors waived all or a portion of its fees and/or reimbursed expenses of the
      Funds from time to time in order to increase the Funds' net income available for distribution to shareholders.
(5)   Includes $54,702 reimbursement by TBC Advisors.
(6)   Includes $846 reimbursement by TBC Advisors.
(7)   Includes $4,370 reimbursement by TBC Advisors.
(8)   Includes $24,348 reimbursement by TBC Advisors.
(9)   Includes $19,498 reimbursement by TBC Advisors.
(10)  Includes $73,782 reimbursement by TBC Advisors.




      Dreyfus has agreed that if in any fiscal year the aggregate expenses of any Fund of the Trust (including fees pursuant to the Management Agreement, but excluding interest, brokerage expenses, taxes and extraordinary items) exceed the expense limitation of any state, it will reduce its management fees by the amount of such excess expense. Such a fee reduction, if any, will be reconciled on a monthly basis. To the extent these state regulations permit the exclusion of distribution expenses (see "Distribution and Service Plans" below), the Trust will exclude such expenses in determining whether any reduction obligation exists. The most restrictive state expense limitation applicable to any Fund requires a reduction of fees in any year that such expenses exceed 2.5% of the first $30 million of average net assets, 2.0% of the next $70 million of average net assets and 1.5% of the remaining average net assets. A number of factors, including the size of each Fund, will determine which of these restrictions will be applicable to a Fund at any given time. No reimbursement pursuant to state expense limitations was required for any of the Funds for the fiscal year ended June 30, 1996.




                          PURCHASE OF FUND SHARES

      The following information supplements and should be read in conjunction with the section in the Funds' Prospectuses entitled "How to Buy Fund Shares."


      The Distributor. The Distributor serves as the Funds' distributor pursuant to an agreement which is renewable annually. The Distributor also acts as distributor for the other funds in the Premier Family of Funds, for funds in the Dreyfus Family of Funds and for certain other investment companies.


      For the fiscal year ended June 30, 1996, the Distributor retained no commissions for Premier Limited Term Municipal Fund, Premier Limited Term California Municipal Fund, Premier Limited Term Massachusetts Municipal Fund and Premier Limited Term New York Municipal Fund, respectively, from sales loads on the Funds' Class A shares. For the fiscal year ended June 30, 1996, the Distributor retained no fees from the contingent deferred sales charge ("CDSC") on Class B shares for Premier Limited Term Municipal Fund, Premier Limited Term California Municipal Fund, Premier Limited Term Massachusetts Municipal Fund and Premier Limited Term New York Municipal Fund, respectively. For the same period, the Distributor retained no fees from the CDSC on Class C shares for Premier Limited Term Municipal Fund, Premier Limited Term California Municipal Fund, Premier Limited Term Massachusetts Municipal Fund and Premier Limited Term New York Municipal Fund, respectively.


      Sales Loads--Class A. The scale of sales loads applies to purchases of Class A shares made by any "purchaser," which term includes an individual and/or spouse purchasing securities for his, her or their own account or for the account of any minor children, or a trustee or other fiduciary purchasing securities for a single trust estate or a single fiduciary account (including a pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Code although more than one beneficiary is involved; or a group of accounts established by or on behalf of the employees of an employer or affiliated employers pursuant to an employee benefit plan or other program (including accounts established pursuant to Sections 403(b), 408(k), and 457 of the
Code); or an organized group which has been in existence for more than six months, provided that it is not organized for the purpose of buying redeemable securities of a registered investment company and provided that the purchases are made through a central administration or a single dealer, or by other means which result in economy of sales effort or expense.


      Set forth below is an example of the method of computing the offering price of the Class A shares. The example assumes a purchase of Class A shares aggregating less than $100,000 subject to the schedule of sales charges set forth in the Prospectus at a price based upon the net asset value of the Class A shares.





                                    Municipal      California       Massachusetts    New York
                                    Fund           Municipal Fund   Municipal Fund   Municipal Fund

   Net Asset Value per Share          $11.89      $12.65            $11.97           $12.88
   Per Share Sales Charge - 3.0%
      of offering price (3.1% of
         net asset value per share)    $ 0.37     $ 0.39            $ 0.37           $ 0.40

   Per Share Offering Price to
         the Public                   $12.26      $13.04            $12.34           $13.28




      TeleTransfer Privilege. TeleTransfer purchase orders may be made between the hours of 8:00 a.m. and 4:00 p.m., New York time, on any business day that Dreyfus Transfer, Inc., the Fund's transfer and dividend disbursing agent (the "Transfer Agent"), and the New York Stock Exchange ("NYSE") are open. Such purchases will be credited to the shareholder's Fund account on the next bank business day. To qualify to use the TeleTransfer Privilege, the initial payment for purchase of shares must be drawn on, and redemption proceeds paid to, the same bank and account as are designated on the Account Application or Shareholder Services Form on file. If the proceeds of a particular redemption are to be wired to an account at any other bank, the request must be in writing and signature-guaranteed. See "Redemption of Fund Shares--TeleTransfer Privilege.



      Reopening an Account. An investor may reopen an account with a minimum investment of $100 without filing a new Account Application during the calendar year the account is closed or during the following calendar year, provided the information on the old Account Application is still applicable.


                             DISTRIBUTION AND SERVICE PLANS

      The following information supplements and should be read in conjunction with the section in the Funds' Prospectuses entitled
"Distribution and Service Plans."

      The Securities and Exchange Commission ("SEC") has adopted Rule 12b-1 under the 1940 Act ("Rule") regulating the circumstances under which investment companies such as the Trust may, directly or indirectly, bear the expenses of distributing their shares. The Rule defines distribution expenses to include expenditures for "any activity which is primarily intended to result in the sale of fund shares." The Rule, among other things, provides that an investment company may bear such expenses only pursuant to a plan adopted in accordance with the Rule.

Prior Plans

      Prior to April 4, 1994, the Investor Shares (Class A) of each Fund were known as either the "Retail Class" of shares or the "Institutional Class" of shares. These two classes of shares of the Funds were reclassified as a single class of shares (the Investor Shares) by the Board of Trustees at a meeting held on November 22, 1993, subject to certain approvals that were obtained from each Fund's shareholders at a meeting held on March 29, 1994. At the November 22, 1993 Board Meeting, the Trustees also approved a new distribution plan for the Investor Shares (formerly a Fund's Retail and/or Institutional Class of shares) of each Fund. Shareholders of each Fund's Retail Class of Shares and Institutional Class of Shares approved the new distribution plans at a shareholders' meeting held on March 14 and March 29, 1994. These new distribution plans ("Current A Plans") were effective on April 4, 1994. The Trust redesignated the Funds' Investor Class shares Class A shares effective October 17, 1994.

      Prior to April 4, 1994, each Fund's Retail Shares and Institutional Shares were subject to distribution plans (the "Prior Plans") that were adopted by the Trust under the Rule. Under the Prior Plans, the Fund was authorized to spend up to .25% of its average daily net assets attributable to the Retail Class on activities primarily intended to result in the sale of such Shares, and the Fund was authorized to spend up to .15% of its average daily net assets attributable to the Institutional Class on activities primarily intended to result in the sale of such Shares.

      Under the distribution agreements with the prior distributor, Funds Distributor, Inc. ("Funds Distributor") each Fund was authorized to pay, or reimburse Funds Distributor, for distribution activities (which are the same as those authorized by the Plans) on behalf of each Fund on a monthly basis, provided that any payment by a Fund to Funds Distributor, together with any other payments made by such Fund pursuant to the Prior Plan, did not exceed .0208% of its average daily net assets attributable to the Retail Class for the prior month (.25% on an annualized basis) and .0125% of its average daily net assets attributable to the Institutional Class for the prior month (.15% on an annualized basis).

Current Plans


      Distribution Plan--Class A shares. Under the Current Plan ("Current A Plan"), Class A shares of a Fund may spend annually up to 0.25 of 1% of the average net asset value of the Class for costs and expenses incurred in connection with the distribution of, and shareholder servicing with respect to, Fund shares.



      The Current A Plan provides that a report of the amounts expended under the Current A Plan, and the purposes for which such expenditures were incurred, must be made to the Trust's Trustees for their review at least quarterly. In addition, the Current A Plan provides that it may not be amended to increase materially the costs which a Fund may bear for distribution pursuant to the Current A Plan without approval of a Fund's shareholders, and that other material amendments of the Current A Plan must be approved by the vote of a majority of the Trustees and of the Trustees who are not "interested persons" of the Trust (as defined in the 1940 Act) and who do not have any direct or indirect financial interest in the operation of the Plan, cast in person at a meeting called for the purpose of considering such amendments. The Current A Plan is subject to annual approval by the entire Board of Trustees and by the Trustees who are neither interested persons nor have any direct or indirect financial interest in the operation of the Current A Plan, by vote cast in person at a meeting called for the purpose of voting on the Current A Plan. The Current A Plan is terminable, as to a Fund's Class A shares, at any time by vote of a majority of the Trustees who are not interested persons and have no direct or indirect financial interest in the operation of the Current A Plan or by vote of the holders of a majority of the outstanding shares of such class of the Fund.


      Distribution and Service Plans -- Class B and C shares. In addition to the above described Current A Plan for Class A shares, the Trust's Board of Trustees has adopted a Service Plan (the "Service Plan") under the Rule for Class B and Class C shares, pursuant to which the Fund pays the Distributor and Dreyfus Service Corporation for the provision of certain services to the holders of Class B and Class C shares. The Trust's Board of Trustees has also adopted a Distribution Plan pursuant to the Rule with respect to Class B and Class C shares (the "Distribution Plan"). The Trust's Board of Trustees believes that there is a reasonable likelihood that the Distribution and Service Plans (the "Plans") will benefit the Funds and the holders of Class B and Class C shares.




      For the year ended June 30, 1996, the distribution and service fees were as follows:

Distribution Fees:                             Class A*   Class B     Class C

California Municipal Fund                      $21,318     $ 107        $109

Massachusetts Municipal Fund                    41,030       209          90

New York Municipal Fund                          5,769       190          250

Limited Term Municipal Fund                     48,383      1728          557
________________
*  Distribution and servicing combined.


Service Fees:                                             Class B     Class C

California Municipal Fund                                 $ 53        $ 55

Massachusetts Municipal Fund                               105          45

New York Municipal Fund                                     95          125

Limited Term Municipal Fund                                864          279

      Class R shares bear no service or distribution fee.




      A quarterly report of the amounts expended under each Plan, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review. In addition, each Plan provides that it may not be amended to increase materially the cost which holders of Class B or C shares may bear pursuant to the Plan without the approval of the holders of such Classes and that other material amendments of the Plan must be approved by the Board of Trustees and by the Trustees who are not interested persons of the Fund and have no direct or indirect financial interest in the operation of the Plan or in any agreements entered into in connection with the Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. The Plan is subject to annual approval by such vote of the Trustees cast in person at a meeting called for the purpose of voting on the Plan. Each Plan was so approved by the Trustees at a meeting held on January 31, 1996. Each Plan may be terminated at any time by vote of a majority of the Trustees who are not interested persons and have no direct or indirect financial interest in the operation of the Plan or in any agreements entered into in connection with the Plan or by vote of the holders of a majority of Class B and C shares.



                     REDEMPTION OF FUND SHARES

      The following information supplements and should be read in conjunction with the section in the Funds' Prospectuses entitled "How to Redeem Fund Shares."

      Wire Redemption Privilege. By using this Privilege, the investor authorizes the Transfer Agent to act on wire or telephone redemption instructions from any person representing himself or herself to be the investor, or a representative of the investor's Service Agent, and reasonably believed by the Transfer Agent to be genuine. Ordinarily, a Fund will initiate payment for shares redeemed pursuant to this Privilege on the next business day after receipt if the Transfer Agent receives the redemption request in proper form. Redemption proceeds will be transferred by Federal Reserve wire only to the commercial bank account specified by the investor on the Account Application or Shareholder Services Form. Redemption proceeds, if wired, must be in the amount of $1,000 or more and will be wired to the investor's account at the bank of record designated in the investor's file at the Transfer Agent, if the investor's bank is a member of the Federal Reserve System, or to a correspondent bank if the investor's bank is not a member. Fees ordinarily are imposed by such bank and usually are borne by the investor. Immediate notification by the correspondent bank to the investor's bank is necessary to avoid a delay in crediting the funds to the investor's bank account.

      Investors with access to telegraphic equipment may wire redemption requests to the Transfer Agent by employing the following transmittal code which may be used for domestic or overseas transmissions:

                                               Transfer Agent's
            Transmittal Code                   Answer Back Sign

                144295                         144295 TSSG PREP

      Investors who do not have direct access to telegraphic equipment may have the wire transmitted by contracting a TRT Cables operator at 1-800-654-7171, toll free. Investors should advise the operator that the above transmittal code must be used and should also inform the operator of the Transfer Agent's answer back sign.


      Stock Certificates; Signatures. Any certificates representing Fund shares to be redeemed must be submitted with the redemption request. Written redemption requests must be signed by each shareholder, including each holder of a joint account, and each signature must be guaranteed. Signatures on endorsed certificates submitted for redemption also must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations as well as from participants in the NYSE Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP") and the Stock Exchanges Medallion Program. Guarantees must be signed by an authorized signatory of the guarantor and "Signature-Guaranteed" must appear with the signature. The Transfer Agent may request additional documentation from corporations, executors, administrators, trustees or guardians, and may accept other suitable verification arrangements from foreign investors, such as consular verification. For more information with respect to signature-guarantees, please call one of the telephone numbers listed on the cover.

      TeleTransfer Privilege. Investors should be aware that if they have selected the TeleTransfer Privilege, any request for a wire redemption will be effected as a TeleTransfer transaction through the Automated Clearing House ("ACH") system unless more prompt transmittal specifically is requested. Redemption proceeds will be on deposit in the investor's account at an ACH member bank ordinarily two business days after receipt of the redemption request. See "Purchase of Fund Shares--TeleTransfer Privilege."

      Redemption Commitment. Each Fund has committed itself to pay in cash all redemption requests by any shareholder of record of the Fund, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. In the case of requests for redemption in excess of such amount, the Board of Trustees reserves the right to make payments in whole or in part in securities or other assets in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. In this event, the securities would be valued in the same manner as the Funds' portfolio is valued. If the recipient sold such securities, brokerage charges would be incurred.

      Suspension of Redemptions. The right of redemption may be suspended or the date of payment postponed (a) during any period when the NYSE is closed (other than customary weekend and holiday closings), (b) when trading in the markets a Fund ordinarily utilizes is restricted, or when an emergency exists as determined by the SEC so that disposal of a Fund's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the Securities and Exchange Commission by order may permit to protect a Fund's shareholders.


                                  SHAREHOLDER SERVICES

      The following information supplements and should be read in conjunction with the section in the Funds' Prospectuses entitled
"Shareholder Services."

      Exchange Privilege. Shares of any Class of a Fund may be exchanged for shares of the respective Class of certain other funds advised or administered by Dreyfus. Shares of the same Class of such funds purchased by exchange will be purchased on the basis of relative net asset value per share as follows:

      A. Exchanges for shares of funds that are offered without a sales load will be made without a sales load.

      B. Shares of funds purchased without a sales load may be exchanged for shares of other funds sold with a sales load, and the applicable sales load will be deducted.

      C. Shares of funds purchased with a sales load may be exchanged without a sales load for shares of other funds sold without a sales load.

      D. Shares of funds purchased with a sales load, shares of funds acquired by a previous exchange from shares purchased with a sales load and additional shares acquired through reinvestment of dividends or other distributions of any such funds (collectively referred to herein as "Purchased Shares") may be exchanged for shares of other funds sold with a sales load (referred to herein as "Offered Shares"), provided that, if the sales load applicable to the Offered Shares exceeds the maximum sales load that could have been imposed in connection with the Purchased Shares (at the time the Purchased Shares were acquired), without giving effect to any reduced loads, the difference will be deducted.

      E. Shares of funds subject to a contingent deferred sales charge ("CDSC") that are exchanged for shares of another fund will be subject to the higher applicable CDSC of the two funds, and for purposes of calculating CDSC rates and conversion periods, if any, will be deemed to have been held since the date the shares being exchanged were initially purchased.

      To accomplish an exchange under item D above, shareholders must notify the Transfer Agent of their prior ownership of fund shares and their account number.

      To request an exchange, the investor's Service Agent acting on the investor's behalf must give exchange instructions to the Transfer Agent in writing, by wire or by telephone. The ability to issue exchange instructions by telephone is given to all Fund shareholders automatically, unless the investor checks the applicable "NO" box on the Account
Application, indicating that the investor specifically refunds this Privilege. By using the Telephone Exchange, the investor authorizes the Transfer Agent to act on telephonic, telegraphic or written exchange instructions (including over The Dreyfus TouchRegistered Automated Telephone System) from any person representing himself or herself to be the investor or a representative of the investor's Service Agent, and reasonably believed by the Transfer Agent to be genuine. Telephone exchanges may be subject to limitations as to the amount involved or the number of telephone exchanges permitted. Shares issued in certificate form are not eligible for telephone exchange.

      Auto-Exchange Privilege. The Auto-Exchange Privilege permits an investor to purchase, in exchange for shares of a Fund, shares of the same Class of another fund in the Premier Family of Funds or the Dreyfus Family of Funds. This privilege is available only for existing accounts. Shares will be exchanged on the basis of relative net asset value as described above under "Fund Exchanges." Enrollment in or modification or cancellation of this privilege is effective three business days following notification by the investor. An investor will be notified if the investor's account falls below the amount designated to be exchanged under this privilege. In this case, an investor's account will fall to zero unless additional investments are made in excess of the designated amount prior to the next Auto-Exchange transaction.

      Fund exchanges and Auto-Exchange Privilege are available to shareholders resident in any state in which shares of the fund being acquired may legally be sold. Shares may be exchanged only between accounts having identical names and other identifying designations.

      Shareholder Services Forms and prospectuses of the other funds may be obtained by calling 1-800-645-6561. Each Fund reserves the right to reject any exchange request in whole or in part. Each Fund exchange service or Auto-Exchange Privilege may be modified or terminated at any time upon notice to shareholders.

      Automatic Withdrawal. The Automatic Withdrawal Plan permits an investor with a $5,000 minimum account to request withdrawal of a specified dollar amount (minimum of $50) on either a monthly or quarterly basis. Withdrawal payments are the proceeds from sales of Fund shares, not the yield on the shares. If withdrawal payments exceed reinvested dividends and distributions, the investor's shares will be reduced and eventually may be depleted. Automatic Withdrawal may be terminated at any time by the investor, a Fund or the Transfer Agent. Shares for which certificates have been issued may not be redeemed through the Automatic Withdrawal Plan.

      Dreyfus Dividend Sweep. Dreyfus Dividend Sweep allows investors to invest on the payment date their dividends or dividends and capital gain distributions, if any, from a Fund in shares of the same Class of another fund in the Premier Family of Funds or certain other funds in the Dreyfus Family of Funds of which the investor is a shareholder. Shares of the same Class of other funds purchased pursuant to this privilege will be purchased on the basis of relative net asset value per share as follows:

      A. Dividends and distributions paid by a fund may be invested without imposition of a sales load in shares of other funds that are offered without a sales load.

      B. Dividends and distributions paid by a fund which does not charge a sales load may be invested in shares of other funds sold with a sales load, and the applicable sales load will be deducted.

      C. Dividends and distributions paid by a fund which charges a sales load may be invested in shares of other funds sold with a sales load (referred to herein as "Offered Shares"), provided that, if the sales load applicable to the Offered Shares exceeds the maximum sales load charged by the fund from which dividends or distributions are being swept, without giving effect to any reduced loads, the difference will be deducted.

      D. Dividends and distributions paid by a fund may be invested in shares of other funds that impose a CDSC and the applicable CDSC, if any, will be imposed upon redemption of such shares.


                    DETERMINATION OF NET ASSET VALUE

      The following information supplements and should be read in conjunction with the section in the Funds' Prospectuses entitled "How to Buy Fund Shares."



      New York Stock Exchange Closings. The holidays (as observed) on which the NYSE is closed currently are: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.



      The Prospectuses describe the time at which the net asset value of each Fund is determined for purposes of sales and redemptions. In addition, portfolio securities held by the Funds may be actively traded in securities markets which are open for trading on days when the Funds will not be determining their net asset values. Accordingly, there may be occasions when the Funds are not open for business but when the value of a Fund's portfolio securities will be affected by such trading activity.


      The Funds' investments are valued by Dreyfus, after consultation with an independent pricing service (the "Service") approved by the Trustees. When, in the judgment of the Service, quoted bid prices for investments are readily available and are representative of the bid side of the market, these investments are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the service based upon it evaluation of the marker for such securities). Investments for which, in the judgment of the Service, there are no readily obtainable market quotations (which constitute a majority of each Fund's portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to value from dealers; and general market conditions. The procedures of the Service are reviewed periodically by the officers of the Trust under the general supervision and responsibility of the Trustees, which may replace any such Service at any time if they determine it to be in the best interests of the Trust to do so.




          DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES

      The following information supplements and should be read in conjunction with the section in the Funds' Prospectuses entitled
"Dividends, Other Distributions and Taxes."

      The term "regulated investment company" does not imply the supervision of management or investment practices or policies by any government agency.


      To qualify for treatment as a regulated investment company ("RIC") under the Code, each Fund (1) must distribute to its shareholders each year at least 90% of its investment company taxable income (generally consisting of net investment income ("Distribution Requirements), net short-term capital gains and net gains from certain foreign currency transactions),
(2) must derive at least 90% of its annual gross income from specified sources ("Income Requirement"), (3) must derive less than 30% of its annual gross income from the sale or disposition of any of the following that are held for less than three months -- (i) securities, (ii) non-foreign-currency options and futures and (iii) foreign currencies (or foreign currency options, futures and forward contracts) that are not directly related to a Fund's principal business of investing in securities (or options and futures with respect thereto) ("Short-Short Limitation") -- and
(4) must meet certain asset diversification and other requirements.



      Any dividend or other distribution paid shortly after an investor's purchase of shares may have the effect of reducing the net asset value of the shares below the cost of his investment. Such a dividend or other distribution would be a return on investment in an economic sense, although taxable as stated in the Funds' Prospectuses. In addition, if a shareholder sells shares of the Fund held for six months or less and receives a capital gain distribution with respect to those shares, any loss incurred on the sale of those shares will be treated as a long-term capital loss to the extent of the capital gain distribution received.



      Dividends and other distributions declared by a Fund in October, November or December of any year and payable to shareholders of record on a date in that month any of those months are deemed to have been paid by a Fund and received by the shareholders on December 31 of that year if the distributions are paid by a Fund during the following January.
Accordingly, those distributions will be taxed to shareholders for the year in which that December 31 falls.


      Each Fund has satisfied, and intends to continue to satisfy, the requirements for qualifying as a "regulated investment company" under Subchapter M of the Code. Provided that each Fund distributes at least 90% of its taxable net investment income, including market discount and net realized short-term capital gains, and 90% of the tax-exempt interest income (reduced by certain expenses), each Fund, if it qualifies as a regulated investment company, will not be liable for Federal income taxes to the extent its taxable net investment income and capital gain net income are distributed to its shareholders.



      Because each Fund will distribute exempt-interest dividends, interest on indebtedness incurred by a shareholder to purchase or carry Fund shares is not deductible for Federal income tax purposes. If a shareholder receives an exempt-interest dividend with respect to shares of a Fund and if such shares are held by the shareholder for six months or less, then any loss on the redemption or exchange of such shares will, to the extent of such exempt-interest dividends, be disallowed. In addition, the Code may require a shareholder, if he or she receives exempt-interest dividends, to treat as taxable income a portion of certain otherwise non-taxable social security and railroad retirement benefit payments. Furthermore, that portion of an exempt-interest dividend paid by a Fund which represents income from private activity bonds may not retain its tax-exempt status in the hands of a shareholder who is a "substantial user" of a facility financed by such bonds, or a "related person" thereof. Moreover, as noted in the Funds' Prospectuses, some or all of a Fund's dividends may be a specific preference item, or a component of an adjustment item, for purposes of the Federal individual and corporate alternative minimum taxes. In addition, the receipt of Fund dividends and distributions may affect a foreign corporate shareholder's Federal "branch profits" tax liability and a Subchapter S corporation shareholder's Federal "excess net passive income" tax liability. Shareholders should consult their own tax advisers as to whether they are (1) substantial users with respect to a facility or related to such users within the meaning of the Code or (2) subject to a Federal alternative minimum tax, any applicable state alternative minimum tax, the Federal branch profits tax, or the Federal excess net passive income tax.

      While the Funds do not expect to realize a significant amount of net long-term capital gains, any such gains realized will be distributed annually as described in the Funds' Prospectus. Such distributions ("capital gain dividends"), if any, will be taxable to the shareholders as long-term capital gains, regardless of how long a shareholder has held a Fund's shares, and will be designated as capital gain dividends in a written notice mailed by the Funds to the shareholders after the close of the Funds' prior taxable year. If a shareholder receives a capital gain dividend with respect to any share and if such share is held by the shareholder for six months or less, then any loss (to the extent not disallowed pursuant to the other six month rule described above) on the sale or exchange of such share, to the extent of the capital gain dividend, shall be treated as a long-term capital loss.

      Dividends derived by the Funds from tax-exempt interest are designated as tax-exempt in the same percentage of the day's dividend as the actual tax-exempt income earned that day. Thus, the percentage of the dividend designated as tax-exempt may vary from day to day. Similarly, dividends derived by the Funds from interest on relevant state Municipal Obligations will be designated as exempt from that state's taxation in the same percentage of the day's dividend as the actual interest on that state's Municipal Obligations earned on that day.

      Each Fund is required to withhold and remit to the U.S. Treasury 31% of the taxable dividends paid by the Funds, the distributions paid by the Funds and the proceeds of redemptions or exchanges of Fund shares (in excess of $10 on an annualized basis) with respect to any non-corporate shareholder who fails to furnish or certify his or her correct taxpayer identification number, who has been notified that he or she is to subject to back up withholding due to underreporting of dividend or interest income or who fails to certify that he or she has provided a correct taxpayer identification number, and that he or she is not subject to such withholding. An individual's tax identification number is his or her social security number. The backup withholding tax is not an additional tax and may be credited against a shareholder's regular Federal income tax liability.

      The foregoing is only a summary of certain tax considerations generally affecting the Funds and their shareholders, and is not intended as a substitute for careful tax planning. Individuals may be exempt from state and local personal income taxes on exempt-interest income derived from obligations of issuers located in the state in which they reside, but are usually subject to such taxes on such dividends that are derived from obligations of issuers located in other jurisdictions. Investors are urged to consult their tax advisers with specific reference to their own tax situations.

      A portion of the dividends paid by a Fund, whether received in cash or reinvested in additional Fund shares, may be eligible for the dividends-received deduction allowed to corporations. The eligible portion may not exceed the aggregate dividends received by a Fund from U.S. corporations. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the alternative minimum tax.

      Dividends and interest received by a Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on its securities. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.


      Gains from the sale or other disposition of foreign currencies (except certain gains therefrom that may be excluded by future regulations), and gains from options, futures and forward contracts derived by the Fund with respect to its business of investing in securities or foreign currencies, will qualify as permissible income under the Income Requirement. However, income from the disposition of options and futures contracts (other than those on foreign currencies) will be subject to the Short-Short Limitation if they are held for less than three months. Income from the disposition of foreign currencies, and options, futures and forward contracts thereon, that are not directly related to a Fund's principal business of investing in securities (or options and futures with respect to securities) also will be subject to the Short-Short Limitation if they are held for less than three months.




      If a Fund satisfies certain requirements, any increase in value of a position that is part of a "designated hedge" will be offset by any decrease in value (whether realized or not) of the offsetting hedging position during the period of the hedge for purposes of determining whether a Fund satisfies the Short-Short Limitation. Thus, only the net gain (if any) from the designated hedge will be included in gross income for purposes of that limitation. Each Fund will consider whether it should seek to qualify for this treatment for its hedging transactions. To the extent a Fund does not so qualify, it may be forced to defer the closing out of certain options, futures and forward contracts beyond the time when it otherwise would be advantageous to do so, in order for such Fund to continue to qualify as a RIC.



      Ordinarily, gains and losses realized from portfolio transactions will be treated as capital gain and loss. However, a portion of the gain or loss from the disposition of foreign currencies and non-U.S. dollar denominated securities (including debt instruments, certain financial forward, futures and option contracts and certain preferred stock) may be treated as ordinary income or loss under Section 988 of the Code. In addition, all or a portion of any gain realized from the sale or other disposition of certain market discount bonds will be treated as ordinary income. Moreover, all or a portion of the gain realized from engaging in "conversion transactions" may be treated as ordinary income under Section 1258. "Conversion transactions" are defined to include certain forward, futures, option and straddle transactions, transactions marketed or sold to produce capital gains, or transactions described in Treasury regulations to be issued in the future.

      Under Section 1256 of the Code, any gain or loss realized by a Fund from certain futures and forward contracts and options transactions will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss will arise upon exercise or lapse of such contracts and options as well as from closing transactions. In addition, any such contracts or options remaining unexercised at the end of a Fund's taxable year will be treated as sold for their then fair market value (a process known as "marking to market"), resulting in additional gain or loss to the Fund characterized in the manner described above.

      Offsetting positions held by a Fund involving certain contracts or options may constitute "straddles." "Straddles" are defined to include "offsetting positions" in actively traded personal property. The tax treatment of straddles is governed by Sections 1092 and 1258 of the Code, which, in certain circumstances, override or modify Sections 1256 and 988. As such, all or a portion of any short-term or long-term capital gain from certain straddle transactions may be recharacterized ordinary income. If the Fund were treated as entering into "straddles" by reason of its engaging in certain forward contracts or options transactions, such "straddles" would be characterized as "mixed straddles" if the forward contracts or options transactions comprising a part of such straddles were governed by Section 1256. Each Fund may make one or more elections with respect to mixed straddles, depending on which election is made, if any, the results to a Fund may differ. If no election is made, then to the extent the "straddle" and conversion transactions rules apply to positions established by a Fund, losses realized by a Fund will be deferred to the extent of unrealized gain in the offsetting position. Moreover, as a result of the "straddle" rules, short-term capital loss on "straddle" positions may be recharacterized as long-term capital loss, and long-term capital gains may be treated as short-term capital gains or ordinary income.


      Investment by a Fund in securities issued or acquired at a discount (for example, zero coupon securities) could, under special tax rules, affect the amount and timing of distributions to shareholders by causing the Fund to recognize income prior to the receipt of cash payments. For example, a Fund could be required to take into gross income annually a portion of the discount (or deemed discount) at which the securities were issued and to distribute such income to satisfy the Distribution Requirement and avoid the 40% excise tax referred to in the Funds' prospectuses under "Dividends, Other Distributions and Taxes". In such case, the Fund may have to dispose of securities it might otherwise have continued to hold in order to generate cash to satisfy these distribution requirements.




      State and Local Taxes. Depending upon the extent of a Fund's activities in states and localities in which it is deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities. Shareholders are advised to consult their tax advisers concerning the application of state and local taxes to them.


      Foreign Shareholders - U.S. Federal Income Taxation. U.S. federal income taxation of a shareholder who, as to the United States, is a non-resident alien individual, a foreign trust or estate, a foreign corporation or a foreign partnership (a "foreign shareholder") depends on whether the income from a Fund is "effectively connected" with a U.S. trade or business carried on by the shareholder, as discussed generally below. Special U.S. federal income tax rules that differ from those described below may apply to certain foreign persons who invest in the Fund, such as a foreign shareholder entitled to claim the benefits of an applicable tax treaty. Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.


      Foreign Shareholders - Income Not Effectively Connected. If the income from a Fund is not effectively connected with a U.S. trade or business carried on by the foreign shareholder, distributions of investment company taxable income generally will be subject to a U.S. federal withholding tax of 30% (or lower treaty rate).



      Capital gains realized by foreign shareholders on the sale of Fund shares and distributions to them of net capital gain (the excess of long-term capital gain over short-term capital loss), generally will not be subject to U.S. federal income tax unless the foreign shareholder is a non-resident alien individual and is physically present in the United States for more than 182 days during the taxable year. In the case of certain foreign shareholders, the Fund may be required to withhold U.S. Federal income tax at a rate of 31% of capital gain distributions and of the gross proceeds from a redemption of Fund shares unless the shareholder furnishes the Fund with a certificate regarding the shareholder's foreign status.


      Foreign Shareholders - Effectively Connected Income. If a foreign shareholder's ownership of Fund shares is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then all distributions to that shareholder and any gains realized by that shareholder on the disposition of the Fund shares will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens and domestic corporations, as the case may be. Foreign shareholders also may be subject to the branch profits tax.



                       PORTFOLIO TRANSACTIONS


      All portfolio transactions of a Fund are placed on behalf of the Fund by Dreyfus. Debt securities purchased and sold by a Fund are generally traded on a net basis (i.e., without commission) through dealers acting for their own account and not as brokers, or otherwise involve transactions directly with the issuer of the instrument. This means that a dealer (the securities firm or bank dealing with the Fund) makes a market for securities by offering to buy at one price and sell at a slightly higher price. The difference between the prices is known as a spread. Other portfolio transactions may be executed through brokers acting as agent.
The Funds will pay a spread or commissions in connection with such transactions. Dreyfus uses its best efforts to obtain execution of portfolio transactions at prices which are advantageous to the Funds and at spreads and commission rates, if any, which are reasonable in relation to the benefits received. Dreyfus also places transactions for other accounts that it provides with investment advice.


      Brokers and dealers involved in the execution of portfolio transactions on behalf of a Fund are selected on the basis of their professional capability and the value and quality of their services. In selecting brokers or dealers, Dreyfus will consider various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer; the broker-dealer's execution services rendered on a continuing basis; and the reasonableness of any spreads (or commissions, if any). Any spread, commission, fee or other remuneration paid to an affiliated broker-dealer is paid pursuant to the Trust's procedures adopted in accordance with Rule 17e-1 of the Act.


      Brokers or dealers may be selected who provide brokerage and/or research services to a Fund and/or other accounts over which Dreyfus or its affiliates exercise investment discretion. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or the purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement).


      The receipt of research services from broker-dealers may be useful to Dreyfus in rendering investment management services to a Fund and/or its other clients; and, conversely, such information provided by brokers or dealers who have executed transaction orders on behalf of other clients of Dreyfus may be useful to these organizations in carrying out their obligation to the Fund. The receipt of such research services does not reduce these organizations' normal independent research activities; however, it enables these organizations to avoid the additional expenses which might otherwise be incurred if these organizations were to attempt to develop comparable information through their own staffs.



      The Trust's Board of Trustees periodically reviews Dreyfus' performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the Fund and reviews the prices paid by the Funds over representative periods of time to determine if they are reasonable in relation to the benefits to the Funds.

      The Funds will not purchase Municipal Obligations during the existence of any underwriting or selling group relating thereto of which an affiliate is a member, except to the extent permitted by the SEC. Under certain circumstances, the Funds may be at a disadvantage because of this limitation in comparison with other investment companies which have a similar investment objective but are not subject to such limitations.

      Although Dreyfus manages other accounts in addition to the Fund, investment decisions for the Funds are made independently from decisions made for these other accounts. It sometimes happens that the same security is held by more than one of the accounts managed by Dreyfus. Simultaneous transactions may occur when several accounts are managed by the same investment manager, particularly when the same investment instrument is suitable for the investment objective of more than one account.

      When more than one account is simultaneously engaged in the purchase or sale of the same investment instrument, the prices and amounts are allocated in accordance with a formula considered by Dreyfus to be equitable to each account. In some cases this system could have a detrimental effect on the price or volume of the investment instrument as far as the Funds are concerned. In other cases, however, the ability of the Funds to participate in volume transactions will produce better executions for the Funds. While the Trustees will continue to review simultaneous transactions, it is their present opinion that the desirability of retaining Dreyfus as investment manager to the Funds outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.

      Portfolio Turnover. The Trust may attempt to increase yields on investments made for the Funds by trading to take advantage of short-term market variations. Securities may be sold in anticipation of a rise in interest rates (market decline) or purchased in anticipation of a decline in interest rates (market rise) and later sold. Furthermore, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what the Trust believes to be a temporary disparity in the normal yield relationship between the two securities. These yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, such as changes in the overall demand for, or supply of, various types of tax-exempt securities. The Trust's portfolio transaction policy should not result in high brokerage commissions to the Funds, as purchases and sales of the Funds' portfolio securities are usually effected as principal transactions. However, to the extent a high portfolio turnover rate results in the realization by a Fund of net short-term capital gains, such gains when distributed will be taxable to shareholders as ordinary income. While a Fund's portfolio turnover rate will vary from year to year, it is anticipated that the portfolio turnover rate for the Funds may exceed 100%. The turnover rate will not be a limiting factor for these Funds, however, when the Funds deem it desirable to sell or purchase securities. The portfolio turnover rate is the lesser of purchases or sales of portfolio securities for the year divided by the monthly average value of a Fund's portfolio securities. Securities having maturities of one year or less are excluded from the calculation.


      The portfolio turnover rates for the fiscal years ended June 30, 1995 and 1996 for the Municipal Fund were 61% and 55.07%, respectively. The portfolio turnover rates for the fiscal years ended June 30, 1995 and 1996 for the Massachusetts Municipal Fund were 25% and 39.16%, respectively.
The portfolio turnover rates for the fiscal year ended June 30, 1995 and 1996 for the California Municipal Fund were 49% and 39.09%, respectively. The portfolio turnover rates for the fiscal year ended June 30, 1995 and 1996 for the New York Municipal Fund were 32% and 43.43%, respectively.




                     PERFORMANCE INFORMATION

      The following information supplements and should be read in conjunction with the section in each Fund's Prospectus entitled
"Performance Information."


      The Premier Limited Term California Municipal Fund's current yield for the 30-day period ended June 30, 1996 was 4.09%, 3.73%, 3.72% and 4.47% for its Class A, Class B, Class C and Class R shares, respectively.  The
Premier Limited Term Massachusetts Municipal Fund's current yield for the 30-day period ended June 30, 1996 was 4.14%, 3.88%, 3.77% and 4.52%, for its Class A, Class B, Class C and Class R shares, respectively.  The
Premier Limited Term New York Municipal Fund's current yield for the 30-day period ended June 30, 1996 was 4.12%, 3.67%, 3.76% and 4.43%, for its Class
A, Class B, Class C and Class R shares, respectively.  The Premier Limited
Term Municipal Fund's current yield* for the 30-day period ended June 30,
1996 was 4.21%, 3.85%, 3.85% and 4.6% for its Class A, Class B, Class C and Class R shares, respectively. The Premier Limited Term California
Municipal Fund's equivalent taxable yield* for the 30-day period ended June
30, 1996 was 7.61%, 6.94%, 6.92% and 7.61% for its Class A, Class B, Class
C and Class R shares, respectively. The Premier Limited Term Massachusetts Municipal Fund's equivalent taxable yield* for the 30-day period ended June
30, 1996 was 7.79%, 7.30%, 7.09% and 8.50% fore its Class A, Class B, Class
C and Class R shares, respectively. The Premier Limited Term New York Municipal Fund's equivalent taxable yield* for the 30-day period ended June
30, 1996 was 7.72%, 6.87%, 7.04% and 8.30% for its Class A, Class B, Class
C and Class R shares respectively.  The Premier Limited Term Municipal
Fund's equivalent taxable yield* for the 30-day period ended June 30, 1996 was 6.97%, 6.37%, 6.37% and 7.62% for its Class A, Class B, Class C and
Class R shares, respectively.  Current yield is computed pursuant to a formula which operates, with respect to each Class, as follows:  the amount of the Fund's expenses with respect to such Class accrued for the 30-day period (net of reimbursements) is subtracted from the amount of the dividends and interest earned (computed in accordance with regulatory requirements) by the Fund with respect to such Class during the period.
That result is then divided by the product of:  (a) the average daily number of shares outstanding during the period that were entitled to receive dividends, and (b) the maximum offering price per share in the case of Class A or the net asset value per share in the case of Class B, Class C and Class R on the last day of the period less any undistributed earned income per share reasonably expected to be declared as a dividend shortly thereafter. The quotient is then added to 1, and that sum is raised to the
6th power, after which 1 is subtracted.  The current yield is then arrived at by multiplying the result by 2.
_________________________
* Examples assume a Federal marginal tax rate of 39.6% for the Massachusetts, California and New York Municipal Funds, a Massachusetts marginal tax rate of 46.85%, a California marginal tax rate of 46.24% and a New York State and New York City marginal tax rate of 46.6%, respectively.


      The Premier Limited Term California Municipal Fund's average annual total returns for Class A shares for the 1 and 5 year periods ended June 30, 1996 and for the period March 7, 1988 (inception of Class A) through June 30, 1996, were 2.24%, 6.23% and 6.65%, respectively. The average annual total returns for Class B shares for the 1 year period through June 30, 1996 and for the period December 28, 1994 (inception of Class B) through June 30, 1996 was 1.89% and 5.60%, respectively. The average annual total returns for Class C shares for the 1 year period ended June 30, 1996 and for the period December 28, 1994 (inception of Class C) through June 30, 1996 were 4.39%, and 7.63% respectively. The average annual total returns for Class R shares for the 1 year period ended June 30, 1996 and for the period February 1, 1993 (inception of Class R) through June 30, 1996, were 5.81% and 5.68%; respectively.


      The Premier Limited Term Massachusetts Municipal Fund's average annual total returns for Class A shares for the 1, 5 and 10 year periods ended
June 30, 1996 were 2.04%, 6.41% and 7.04% respectively. The average annual total returns for Class B shares for the 1 year period ended June 30, 1996 and for the period December 28, 1994 (inception of Class B) through June
30, 1996 were 1.87% and 5.35%, respectively. The average annual total returns for Class C shares for the 1 year period ended June 30, 1996 and for the period December 28, 1994 (inception of Class C) through June 30, 1996 were 3.93% and 7.10%, respectively. The average annual total returns for Class R shares for the 1 year period ended June 30, 1996 and for the period February 1, 1993 (inception of Class R) through June 30, 1996 were 5.46% and 5.39%, respectively.


      The Premier Limited Term New York Municipal Fund's average annual total returns for Class A shares for the 1 and 5 year periods ended June 30, 1996 and for the period March 7, 1988 (inception of Class A) were 1.13%, 5.65% and 5.96%, respectively. The average annual total returns for Class B for the 1 year period ended June 30, 1996 and for the period December 28, 1994 (inception of Class B) through June 30, 1996 were .86% and 4.77%, respectively. The average annual total returns for Class C for the 1 year period ended June 30, 1996 and for the period December 28, 1994 (inception of Class C) through June 30, 1996 were 3.27% and 6.75%, respectively. The average annual total returns for Class R for the 1 year period ended June 30, 1996 and for the period February 1, 1993 (inception of Class R) through June 30, 1996 were 4.49% and 3.07%, respectively.


      The Premier Limited Term Municipal Fund's average annual total returns for Class A shares for the 1, 5 and 10 year periods ended June 30, 1996 were 2.05%, 6.37% and 7.46%, respectively. The average annual total returns for Class B for the 1 year period ended June 30, 1996 and for the period December 28, 1994 (inception of Class B) through June 30, 1996 were 1.71% and 5.47%, respectively. The average annual total returns for Class
C for the 1 year period ended June 30, 1996 and for the period December 28, 1994 (inception of Class C) through June 30, 1996 were 4.06% and 7.41%, respectively. The average annual total returns for Class R for the period ended June 30, 1996 and for the period February 1, 1993 (inception of Class
R) through June 30, 1996 were 5.51% and 3.45%, respectively.


      Average annual total return is calculated by determining the ending redeemable value of an investment purchased at net asset value (maximum offering price in the case of Class A) per share with a hypothetical $1,000 payment made at the beginning of the period (assuming the reinvestment of dividends and other distributions), dividing by the amount of the initial investment, taking the "n"th root of the quotient (where "n" is the number of years in the period) and subtracting 1 from the result. A Class' average annual total return figures calculated in accordance with such formula assume that in the case of Class A the maximum sales load has been deducted from the hypothetical initial investment at the time of purchase or in the case of Class B or C the maximum applicable CDSC has been paid upon redemption at the end of the period.


      The Premier Limited California Municipal Fund's total return for the period March 7, 1986 (commencement of operations) to June 30, 1996 for Class A was 70.81%. Without giving effect to the applicable front-end sales load, the total return for Class A was 76.07% for this period. The Premier Limited Term California Municipal Fund's total return for Class B and Class C for the period from December 28, 1994 (inception date of Class B and Class C) to June 30, 1996 was 8.81% and 12.08%, respectively. Without giving effect to the applicable CDSC, the total return for Class B and C was 11.81% and 12.08%, respectively. The Premier Limited California Municipal Government Fund's total return for Class R for the period from February 1, 1993 (inception date of Class R) through June 30, 1996 was 21.22%.


      The Premier Limited Term Massachusetts Municipal Fund's total return for the period September 24, 1985 (inception of Class A) to June 30, 1996 for Class A was 124.43%. Without giving effect to the applicable front-end sales load, the total return for Class A was 131.38%. The Premier Limited Term Massachusetts Municipal Fund's total return for Class B and C for the period from December 28, 1994 (inception date of Class B and Class C) to June 30, 1996 was 8.41% and 11.22%, respectively. Without giving effect to the applicable CDSC, the total return for Class B and C was 11.41% and 11.22%, respectively. The Premier Limited Term Massachusetts Municipal Fund's total return for Class R shares for the period February 1, 1993 (inception of Class R) to June 30, 1996 was 19.61%.


      The Premier Limited Term New York Municipal Fund's total return for Class A shares for the period March 7, 1988 (inception of Class A) to June 30, 1996 was 61.82%. Without giving effect to the applicable front-end sales load, the total return for Class A was 66.80%. The Premier Limited New York Municipal Fund's total return for Class B and C for the period December 28, 1994 (inception date of Class B and Class C) to June 30, 1996 was 7.49% and 10.66%, respectively. Without giving effect to the applicable CDSC, the total return for Class B and C was 10.49% and 10.66%, respectively. The Premier Limited Term New York Municipal Fund's total return for Class R shares for the period February 1, 1993 (inception of Class R) to June 30, 1996 was 18.37%.


      The Premier Limited Term Municipal Fund's total return for Class A shares for the period October 1, 1985 (inception of Class A) to June 30, 1996 was 139.62%. Without giving effect to the applicable CDSC, the total return for Class A was 147.05%. The Premier Limited Term Municipal Fund's total return for Class B and C for the period December 28, 1994 (inception date of Class B and Class C) to June 30, 1996 was 8.60% and 11.71%, respectively. Without giving effect to the applicable front-end sales load, the total return for Class B and C was 11.60% and 11.71%, respectively. The Premier Limited Term Municipal Fund's total return for Class R shares for the period February 1, 1993 (inception of Class R) to June 30, 1996 was 19.83%.


      Total return is calculated by subtracting the amount of a Fund's net asset value (maximum offering price in the case of Class A) per share at the beginning of a stated period from the net asset value (maximum offering price in the case of Class A) per share at the end of the period (after giving effect to the reinvestment of dividends and other distributions during the period and any applicable CDSC), and dividing the result by the net asset value (maximum offering price in the case of Class A) per share at the beginning of the period. Total return also may be calculated based on the net asset value per share at the beginning of the period instead of the maximum offering price per share at the beginning of the period for Class A shares or without giving effect to any applicable CDSC at the end of the period for Class B or C shares. In such cases, the calculation would not reflect the deduction of the sales load with respect to Class A shares or any applicable CDSC with respect to Class B or C shares, which, if reflected would reduce the performance quoted.



      Each Fund may compare the performance of its shares to that of other mutual funds, relevant indices or rankings prepared by independent services or other financial or industry publications that monitor mutual fund performance.

      Performance rankings as reported in Changing Times, Business Week, Institutional Investor, The Wall Street Journal, Mutual Fund Forecaster, No Load Investor, Money Magazine, Morningstar Mutual Fund Values, U.S. News and World Report, Forbes, Fortune, Barron's, Financial Planning, Financial Planning on Wall Street, Certified Financial Planner Today, Investment Advisor, Kiplinger's, Smart Money and similar publications may also be used in comparing a Fund's performance. Furthermore, a Fund may quote its yields in advertisements or in shareholder reports.

      From time to time, advertising material for a Fund may including biographical information relating to its portfolio manager and may refer to, or include commentary by the portfolio manager relating to investment strategy, asset growth, current or past business, political, economic or financial conditions and other matters of general interest to investors.

      Yield information is useful in reviewing the Funds' performance, but because yields fluctuate, such information cannot necessarily be used to compare an investment in a Fund's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that yield is a function of the kind and quality of the instruments in the Funds' portfolios, portfolio maturity, operating expenses and market conditions. The Funds' yields and total returns will also be affected if Dreyfus waives any portion of its investment management fees.

      The Funds' net investment income changes in response to fluctuations in interest rates and the expenses of the Funds. Consequently, any given performance quotation should not be considered as representative of the Funds' performance for any specified period in the future.

      For the purpose of determining the interest earned on debt obligations that were purchased by a Fund at a discount or premium, the formula generally calls for amortization of the discount or premium; the amortization schedule will be adjusted monthly to reflect changes in the market values of the debt obligations.

      A Fund's equivalent taxable yield is computed by dividing that portion of the Fund's yield which is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the Fund's yield that is not tax-exempt.

      Investors should recognize that in periods of declining interest rates a Fund's yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates a Fund's yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to a Fund from the continuous sale of its shares will likely be invested in portfolio instruments producing lower yields than the balance of the Fund's portfolio, thereby reducing the current yield of the Fund. In periods of rising interest rates, the opposite can be expected to occur.


                   INFORMATION ABOUT THE FUNDS

      The following information supplements and should be read in conjunction with the section in each Fund's Prospectus entitled "General Information."

      The Trust is a non-diversified, open-end management investment company organized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts by an Agreement and Declaration of Trust dated March 28, 1983, amended and restated December 9, 1992, and subsequently further amended. On March 31, 1994 the Trust changed its name from "The Boston Company Tax-Free Municipal Funds" to "The Laurel Tax-Free Municipal Funds." The Trust's name was then changed from "The Laurel Tax-Free Municipal Funds" to "The Dreyfus/Laurel Tax-Free Municipal Funds" effective October 17, 1994.

      The Trustees have authority to create an unlimited number of shares of beneficial interest of separate series, without par value, for each class of shares. Each series will be treated as a separate entity. Currently, seven series have been authorized. The Trustees have authority to create additional series at any time in the future without shareholder approval.

      Each share (regardless of Class) has one vote. On each matter submitted to a vote of the shareholders, all shares of each Fund or Class shall vote together as a single class, except as to any matter for which a separate vote of any Fund or Class is required by the 1940 Act and except as to any matter which affects the interest of a particular Fund or Class, in which case only the holders of shares of the one or more affected Funds or Classes shall be entitled to vote, each as a separate class.

      The assets received by the Trust for the issue or sale of shares of each Fund and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are specifically allocated to such Fund, and constitute the underlying assets of such Fund. The underlying assets of each Fund are required to be segregated on the books of account, and are to be charged with the expenses in respect to such Fund and with a share of the general expenses of the Trust. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund shall be allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable, taking into consideration, among other things, the relative sizes of the Funds and the relative difficulty in administering each Fund. Each share of each Fund represents an equal proportionate interest in that Fund with each other share and is entitled to such dividends and distributions out of the income belonging to such Fund as are declared by the Trustees. Upon any liquidation of a Fund, shareholders thereof are entitled to share pro rata in the net assets belonging to that Fund available for distribution.

      The Trust does not hold annual meetings of shareholders. There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Under the 1940 Act, shareholders of record of no less than two-thirds of the outstanding shares of the Trust may remove a Trustee through a declaration in writing or by a vote cast in person or by proxy at a meeting called for that purpose. The Trustees are required to call a meeting of shareholders for the purposes of voting upon the question of removal of any Trustee when requested in writing to do so by the shareholders of record of not less than 10% of the Trust's outstanding shares.

      Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee. The Agreement and Declaration of Trust provides for indemnification from the Trust's property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations, a possibility which Dreyfus believes is remote. Upon payment of any liability incurred by the Trust, the shareholder paying such liability will be entitled to reimbursement from the general assets of the Trust. The Trustees intend to conduct the operations of each Fund in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of such Fund.


           CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT, COUNSEL
                            AND INDEPENDENT AUDITORS


            Mellon Bank, One Mellon Bank Center, Pittsburgh, PA 15258, is the Funds' custodian. Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, P.O. Box 9692, Providence, RI 02940-9830, is each Fund's transfer and dividend disbursing agent. Dreyfus Transfer, Inc. and Mellon Bank, as custodian, have no part in determining the investment policies of a Fund or which securities are to be purchased or sold by the Fund.



      Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, N.W., Second Floor, Washington, D.C. 20036-1800, has passed upon the legality of the shares offered by the Funds' Prospectuses and this Statement of Additional Information.


      KPMG Peat Marwick LLP, 345 Park Avenue, New York, New York 10154, was appointed by the Trustees to serve as the Funds' independent auditors for the year ending June 30, 1997, providing audit services including (1) examination of the annual financial statements (2) assistance, review and consultation in connection with SEC (3) and review of the annual Federal income tax return filed on behalf of each Fund.



                       FINANCIAL STATEMENTS


      The Funds' Annual Reports for the fiscal year ended June 30, 1996 accompany this Statement of Additional Information, and the financial statements contained therein, and related notes, are incorporated by reference into this Statement of Additional Information.





                               APPENDIX A

                        RISK FACTORS - INVESTING
                 IN MASSACHUSETTS MUNICIPAL OBLIGATIONS

      The following information constitutes only a brief summary, does not purport to be a complete description, and is based on information drawn from official statements relating to securities offerings of the Commonwealth of Massachusetts available as of the date of this Statement of Additional Information. While the Fund has not independently verified this information, it has no reason to believe that such information is not correct in all material aspects.


      The economy of the Commonwealth of Massachusetts is experiencing a recovery following a slowdown that began in mid-1988. Massachusetts had benefitted from an annual job growth rate of approximately 2% since the early 1980s, but by 1989 employment started to decline. Between 1988 and 1992, total employment in Massachusetts declined 10.7%. In 1993, 1994 and 1995, however, total employment increased by 1.6%, 2.2% and 2.4%, respectively. Employment levels increased in all sectors except manufacturing. Between 1990 and 1992, the Commonwealth's unemployment rate was considerably higher than the national average, however, unemployment rates in Massachusetts since 1993 have declined faster than the national average (6.9% compared to 6.8% in 1993) and the employment rate in Massachusetts in 1994 and 1995 was slightly below the national average (6.0% compared to 6.1% for 1994 and 5.4% compared with 5.6% for 1995).


      Massachusetts' economic and fiscal difficulties of recent years appear to have abated. While the Commonwealth's expenditures for State programs and services in each of the fiscal years 1987 through 1991 exceeded each year's current revenues, Massachusetts ended each of the fiscal years 1991 to 1996 with a positive fiscal balance in its general operating funds.


      While the Commonwealth's expenditures for State programs and services in each of the fiscal years 1987 through 1991 exceeded each year's current revenues, Massachusetts ended each of the fiscal years 1991 to 1996 with a positive closing fund balance in its budgeted operating funds.


      In recent years, health care related costs have risen dramatically in Massachusetts and across the nation and the increase in the State's Medicaid and group health insurance costs reflects this trend. In fiscal 1993, Medicaid was the largest item in Massachusetts' budget and has been one of the fastest growing budget items, although the rate of increase has abated in recent years. During fiscal years 1989, 1990, 1991 and 1992, Medicaid expenditures were $1.83 billion, $2.12 billion, $2.77 billion and $2.82 billion, respectively, representing an average increase of 15.4%. Expenditures for fiscal 1993 were $3.15 billion, an 11.8% increase over fiscal 1992. Medicaid expenses in fiscal 1994 were $3.31 billion and in fiscal 1995 $3.398 billion. The average annual growth from fiscal 1991 to fiscal 1995 was 5.4% compared with approximately 17% between fiscal 1987 and fiscal 1991.


      Massachusetts' pension costs have risen dramatically as the State has appropriated funds to address in part the unfunded liabilities that had accumulated over several decades. Total pension costs increased at an average annual rate of 8.1% from $703.9 million in fiscal 1991 to $968.8 million in fiscal 1995.


      Payments for debt service on Massachusetts general obligation bonds and notes have risen at an average annual rate of 11.6% from $649.8 million in fiscal 1989 to $1.23 billion in fiscal 1995. Debt service payments were $898.3 million in fiscal 1992, $1.14 billion in fiscal 1993 and $1.15 billion in fiscal 1994. In 1990, legislation was enacted which generally imposes a 10% limit on the total appropriations in any fiscal year that may be expended for payment of interest and principal on general obligation debt. As of January 1, 1995, the State had approximately $9,595 billion of long-term general obligation debt outstanding and short-term direct obligations of the Commonwealth totalled $264 million.


      Certain independent authorities and agencies within the State are statutorily authorized to issue debt for which Massachusetts is directly, in whole or in part, or indirectly liable. The State's liabilities are either in the form of (i) a direct guaranty, (ii) state support through contract assistance payments for debt service, or (iii) indirect obligations. The State is indirectly liable for the debt of certain authorities through a moral obligation to maintain the funding of reserve funds which are pledged as security for the authorities' debt.


      In November 1980, voters in the Commonwealth approved a State-wide tax limitation initiative petition, commonly known as Proposition 2 1/2, to constrain levels of property taxation and to limit the charges and fees imposed on cities and towns of certain government entities, including county governments. The law is not a constitutional provision and accordingly is subject to amendment or repeal by the legislature.
Proposition 2 1/2 limits the property taxes which a Massachusetts city or town may assess in any fiscal year to the lesser of (i) 2.5% of the full and fair cash value of real estate and personal property therein and (ii) 2.5% over the previous year's levy limit plus any growth in the tax base from certain new construction and parcel subdivisions. In addition, Proposition
2 1/2 limits any increase in the charges and fees assessed by certain governmental entities, including county governments, on cities and towns to the sum of (i) 2.5% of the total charges and fees imposed in the preceding fiscal year, and (ii) any increase in charges for services customarily provided locally or services obtained by the city or town at its option.
The law contains certain override provisions which require voter approval at a general or special election. Proposition 2 1/2 also limits any annual increase in the total assessments on cities and towns by any county, district, authority, the Commonwealth, or any other governmental entity except regional school districts and regional water and sewer districts whose budgets are approved by 2/3 of their member cities and towns. During the 1980s, Massachusetts increased payments to the cities, towns and regional school districts ("Local Aid") to mitigate the impact of Proposition 2 1/2 on local programs and services. In fiscal 1996, approximately 19.1% of Massachusetts' budget was allocated to Local Aid. Direct Local Aid dropped from a high of $2.961 billion in fiscal 1989 to $2.727 billion in fiscal 1994, but increased to $2.976 billion in fiscal
1995 and an estimated $3.240 billion in fiscal 1996. Recent increases are largely a result of comprehensive education reform legislation enacted in 1993 that requires annual increases in state expenditures for education funding, subject to annual legislative appropriations, above a fiscal 1993 base of approximately $1.288 billion. Increases of $175 million above the base for fiscal 1994 to $867 million for fiscal 1997 have been fully funded. Additional increases are called for in future years.


      Many factors affect the financial condition of the Commonwealth and its cities, towns and public bodies, such as social, environmental, and economic conditions, many of which are not within the control of such entities. As is the case with most urban States, the continuation of many of Massachusetts' programs, particularly its human services programs, is in significant part dependent upon continuing Federal reimbursements which have been steadily declining. The loss of grants to Massachusetts and its cities and towns could further slow economic development. To the extent that such factors may exist, they could have an adverse effect on economic conditions in Massachusetts, although what effect, if any, such factors would have on Massachusetts' Municipal Obligations cannot be predicted.





                           APPENDIX B

    RISK FACTORS - INVESTING IN CALIFORNIA MUNICIPAL OBLIGATIONS

      Certain California (the "State") constitutional amendments, legislative measures, executive orders, civil actions and voter initiatives, as well as the general financial condition of the State, could adversely affect the ability of issuers of California Municipal Obligations to pay interest and principal on such obligations. The following information constitutes only a brief summary, does not purport to be a complete description, and is based on information drawn from official statements relating to securities offerings of the State of California and various local agencies, available as of the date of this Statement of Additional Information. While the Fund has not independently verified such information, it has no reason to believe that such information is not correct in all material respects.

      Recent Developments. From mid-1990 to late 1993, the State suffered a recession with the worst economic, fiscal and budget conditions since the 1930s. Construction, manufacturing (especially aerospace), exports and financial services, among others, were all severely affected. Job losses have been the worst of any post-war recession. Unemployment reached 10.1% in January 1994, but fell sharply to 7.7% in October and November 1994. According to the State's Department of Finance, recovery from the recession in California began in 1994.

      The recession seriously affected State tax revenues, which basically mirror economic conditions. It also has caused increased expenditures for health and welfare programs. The State also has been facing a structural imbalance in its budget with the largest programs supported by the General Fund (K-12 schools and community colleges, health and welfare, and corrections) growing at rates higher than the growth rates for the principal revenue sources of the General Fund. As a result, the State experienced recurring budget deficits in the late 1980s and early 1990s. The State Controller reported that expenditures exceeded revenues for four of the five fiscal years ending with 1991-92. The State had an operating surplus of approximately $109 million in 1992-93 and $836 million in 1993-
94. However, at June 30, 1994, according to the Department of Finance, the State's Special Fund for Economic Uncertainties ("SFEU") still had a deficit, on a budget basis, of approximately $1.8 billion.

      The accumulated budget deficits over the past several years, together with expenditures for school funding which have not been reflected in the budget, and reduction of available internal borrowable funds, have combined to significantly deplete the State's cash resources to pay its ongoing expenses. In order to meet its cash needs, the State has had to rely for several years on a series of external borrowings, including borrowings past the end of a fiscal year. Such borrowings are expected to continue in future fiscal years. To meet its cash flow needs in the 1994-95 fiscal year the State issued, in July and August 1994, $4.0 billion of revenue anticipation warrants which mature on April 25, 1996, and $3.0 billion of revenue anticipation notes which matured on June 28, 1995.

      As a result of the deterioration in the State's budget and cash situation, the rating agencies reduced the State's credit ratings. Between October 1991 and July 1994, the rating on the State's general obligation bonds was reduced by S&P from "AAA" to "A," by Moody's from "Aaa" to "A1" and by Fitch from "AAA" to "A."


      The 1994-95 Fiscal Year Budget (as updated in the January 10, 1995 Governor's Budget) projected $42.4 billion of General Fund revenues and transfers and $41.7 billion of budgeted expenditures. In addition, the 1994-95 Budget Act anticipates deferring retirement of about $1 billion of the accumulated budget deficit to the 1995-96 fiscal year when it is intended to be fully retired by June 30, 1996.


      The Governor's Budget for 1995-96 proposes General Fund revenues and transfers of $42.5 billion and expenditures of $41.7 billion, which was estimated to leave a balance of approximately $92 million in the budget reserve, the SFEU, at June 30, 1996 after repayment of the accumulated budget deficits. The Budget proposal is based on a number of assumptions, including receipt of $830 million from the Federal government to offset costs of undocumented and refugee immigrants.


      On December 6, 1994, Orange County, California (the "County"), together with its pooled investment funds (the "County Funds") filed for protection under Chapter 9 of the Federal Bankruptcy Code, after reports that the County Funds had suffered significant market losses in their investments, causing a liquidity crisis for the County Funds and the County. More than 1200 other public entities, most of which, but not all, are located in the County, were also depositors in the Funds. As of mid-January 1995, following a restructuring of most of the Funds' assets to increase their liquidity and reduce their exposure to interest rate increases, the County estimated the Funds' loss at about $1.69 billion, or about 23% of their initial deposits of approximately $7.5 billion. Many of the interim and/or extended entities which deposited monies in the Funds, including the County, faced cash interim and/or extended flow difficulties because of the bankruptcy filing and may be required to reduce programs or capital projects. The County has embarked on a fiscal recovery plan based on sharp reductions in services and personnel, and rescheduling of outstanding short term debt using certain new revenues transferred to the County from other local governments pursuant to special legislation enacted in October 1995.



      The State has no existing obligation with respect to any outstanding obligations or securities of the County or any of the other participating entities. However, in the event the County is unable to maintain county administered State programs because of insufficient resources, it may be necessary for the State to intervene, but the State cannot presently predict what, if any, action may occur.

      On January 17, 1994, an earthquake of the magnitude of an estimated
6.8 on the Richter Scale struck Los Angeles causing significant damage to public and private structures and facilities. Although some individuals and businesses suffered losses totaling in the billions of dollars, the overall effect of the earthquake on the regional and State economy is not expected to be serious.

      State Finances. State moneys are segregated into the General Fund and approximately 600 Special Funds. The General Fund consists of the revenues received into the State Treasury and earnings from State investments, which are not required by law to be credited to any other fund. The General Fund is the principal operating fund for the majority of governmental activities and is the depository of most major State revenue sources.

      The SFEU is funded with General Fund revenues and was established to protect the State from unforeseen reduced levels of revenues and/or unanticipated expenditure increases. Amounts in the SFEU may be transferred by the Controller as necessary to meet cash needs of the General Fund. The Controller is required to return moneys so transferred without payment of interest as soon as there are sufficient moneys in the General Fund. For budgeting and accounting purposes, any appropriation made from the SFEU is deemed an appropriation from the General Fund. For year-end reporting purposes, the Controller is required to add the balance in the SFEU to the balance in the General Fund so as to show the total monies then available for General Fund purposes.

      Inter-fund borrowing has been used for many years to meet temporary imbalances of receipts and disbursements in the General Fund. As of June 30, 1994, the General Fund had outstanding loans in the aggregate principal amount of $43 million to the General Fund from the SFEU and outstanding loans in the aggregate principal amount of $5.2 billion, which consisted of $4.0 billion of internal loans to the General Fund from the SFEU and other Special Funds and $1.2 billion of external loans represented by the 1994 revenue anticipation warrants.

      Articles XIIIA and XIIIB to the State Constitution and Other Revenue Law Changes. Prior to 1977, revenues of the State government experienced significant growth primarily as a result of inflation and continuous expansion of the tax base of the State. In 1978, State voters approved an amendment to the State Constitution known as Proposition 13, which added
Article XIIIA to the State Constitution, reducing ad valorem local property taxes by more than 50%. In addition, Article XIIIA provides that additional taxes may be levied by cities, counties and special districts only upon approval of not less than a two-thirds vote of the "qualified electors" of such district, and requires not less than a two-thirds vote of each of the two houses of the State Legislature to enact any changes in State taxes for the purpose of increasing revenues, whether by increased rate or changes in methods of computation.

      Primarily as a result of the reductions in local property tax revenues received by local governments following the passage of Proposition 13, the Legislature undertook to provide assistance to such governments by substantially increasing expenditures from the General Fund for that purpose beginning in the 1978-79 fiscal year. In recent years, in addition to such increased expenditures, the indexing of personal income tax rates (to adjust such rates for the effects of inflation), the elimination of certain inheritance and gift taxes and the increase of exemption levels for certain other such taxes had a moderating impact on the growth in State revenues. In addition, the State has increased expenditures by providing a variety of tax credits, including renters' and senior citizens' credits and energy credits.

      The State is subject to an annual "appropriations limit" imposed by
Article XIIIB of the State Constitution adopted in 1979. Article XIIIB prohibits the State from spending "appropriations subject to limitation" in excess of the appropriations limit imposed. "Appropriations subject to limitations" are authorizations to spend "proceeds of taxes," which consist of tax revenues, and certain other funds, including proceeds from regulatory licenses, user charges or other fees to the extent that such proceeds exceed "the cost reasonably borne by such entity in providing the regulation, product or service." One of the exclusions from these limitations is "debt service" (defined as "appropriations required to pay the cost of interest and redemption charges, including the funding of any reserve or sinking fund required in connection therewith, on indebtedness existing or legally authorized as of January 1, 1979 or on bonded indebtedness thereafter approved" by the voters). In addition, appropriations required to comply with mandates of courts or the Federal government and, pursuant to Proposition 111 enacted in June 1990, appropriations for qualified capital outlay projects and appropriations of revenues derived from any increase in gasoline taxes and motor vehicle weight fees above January 1, 1990 levels are not included as appropriations subject to limitation. In addition, a number of recent initiatives were structured or proposed to create new tax revenues dedicated to certain specific uses, with such new taxes expressly exempted from the Article XIIIB limits (e.g., increased cigarette and tobacco taxes enacted by Proposition 99 in 1988). The appropriations limit also may be exceeded in cases of emergency. However, unless the emergency arises from civil disturbance or natural disaster declared by the Governor, and the appropriations are approved by two-thirds of the Legislature, the appropriations limit for the next three years must be reduced by the amount of the excess.

      The State's appropriations limit in each year is based on the limit for the prior year, adjusted annually for changes in California per capita personal income and changes in population, and adjusted, when applicable, for any transfer of financial responsibility of providing services to or from another unit of government. The measurement of change in population is a blended average of statewide overall population growth, and change in attendance at local school and community college ("K-14") districts. As amended by Proposition 111, the appropriations limit is tested over consecutive two-year periods. Any excess of the aggregate "proceeds of taxes" received over such two-year periods above the combined appropriations limits for those two years is divided equally between transfers to K-14 districts and refunds to taxpayers.

      As originally enacted in 1979, the State's appropriations limit was based on its 1978-79 fiscal year authorizations to expend proceeds of taxes and was adjusted annually to reflect changes in cost of living and population (using different definitions, which were modified by Proposition
111). Commencing with the 1991-92 fiscal year, the State's appropriations limit is adjusted annually based on the actual 1986-87 limit, and as if Proposition 111 had been in effect. The State Legislature has enacted legislation to implement Article XIIIB which defines certain terms used in
Article XIIIB and sets forth the methods for determining the State's appropriations limit. Government Code Section 7912 requires an estimate of the State's appropriations limit to be included in the Governor's Budget, and thereafter to be subject to the budget process and established in the Budget Act.


      For the 1990-91 fiscal year, the State appropriations limit was $32.7 billion, and appropriations subject to limitation were $7.51 billion under the limit. The limit for the 1991-92 fiscal year was $34.2 billion, and appropriations subject to limitations were $3.8 billion under the limit. The limit for the 1992-93 fiscal year was $35.01 billion, and the appropriations subject to limitation were $7.53 billion under the limit. The limit for the 1993-94 fiscal year was $36.060 billion, and the appropriations subject to limitation were $6.74 billion under the limit. The limit for the 1994-95 fiscal year was $37.55 billion, and the appropriations subject to limitations were $5.93 billion under the limit. The estimated limit for the 1995-96 fiscal year is $39.31 billion, and the appropriations subject to limitations are estimated to be $6.47 billion under the limit.



      In November 1988, State voters approved Proposition 98, which changed State funding of public education below the university level and the operation of the State's appropriations limit, primarily by guaranteeing K-14 schools a minimum share of General Fund revenues. Under Proposition 98 (as modified by Proposition 111, which was enacted in June 1990), K-14 schools are guaranteed the greater of (a) 40.3% of General Fund revenues ("Test 1"), (b) the amount appropriated to K-14 schools in the prior year, adjusted for changes in the cost of living (measured as in Article XIIIB by reference to California per capita personal income) and enrollment ("Test 2"), or (c) a third test, which would replace the second test in any year when the percentage growth in per capita General Fund revenues from the prior year plus .5% is less than the percentage growth in California per capita personal income ("Test 3"). Under "Test 3," schools would receive the amount appropriated in the prior year adjusted for changes in enrollment and per capita General Fund revenues, plus an additional small adjustment factor. If "Test 3" is used in any year, the difference between "Test 3" and "Test 2" would become a "credit" to schools which would be the basis of payments in future years when per capita General Fund revenue growth exceeds per capita personal income growth.

      Proposition 98 permits the Legislature by two-thirds vote of both houses, with the Governor's concurrence, to suspend the K-14 schools' minimum funding formula for a one-year period. In the fall of 1989, the Legislature and the Governor utilized this provision to avoid having 40.3% of revenues generated by a special supplemental sales tax enacted for earthquake relief go to K-14 schools. Proposition 98 also contains provisions transferring certain State tax revenues in excess of the Article XIIIB limit to K-14 schools.

      The 1991-92 Budget Act, applying "Test 2" of Proposition 98, appropriated approximately $18.5 billion for K-14 schools pursuant to Proposition 98. During the course of the fiscal year, revenues proved to be substantially below expectations. By the time the Governor's Budget was introduced in January 1992, it became clear that per capita growth in General Fund revenues for 1991-92 would be far smaller than the growth in California per capita personal income and the Governor's Budget therefore reflected a reduction in Proposition 98 funding in 1991-92 by applying "Test 3" rather than "Test 2."

      In response to the changing revenue situation and to fully fund the Proposition 98 guarantee in both the 1991-92 and 1992-93 fiscal years without exceeding it, the Legislature enacted several bills as part of the 1992-93 budget package which responded to the fiscal crisis in education funding. Fiscal year 1991-92 Proposition 98 appropriations for K-14 schools were reduced by $1.083 billion. In order to not adversely impact cash received by school districts, however, a short-term loan was appropriated from the non-Proposition 98 State General Fund. The Legislature then appropriated $16.6 billion to K-14 schools for 1992-93 (the minimum guaranteed by Proposition 98), but designated $1.083 billion of this amount to "repay" the prior year loan, thereby reducing cash outlays in 1992-93 by that amount. In addition to reducing the 1991-92 fiscal year appropriations for K-14 schools by $1.083 billion and converting the amount to a loan (the "inter-year adjustment"), Chapter 703, Statutes of 1992 also made an adjustment to "Test 1," based on the additional $1.2 billion of local property taxes that were shifted to schools and community colleges. The "Test 1" percentage changed from 40% to 37%. Additionally, Chapter 703 contained a provision that if an appellate court should determine that the "Test 1" recalculation or the inter-year adjustment is unconstitutional, unenforceable or invalid, Proposition 98 would be suspended for the 1992-93 fiscal year, with the result that K-14 schools would receive the amount intended by the 1992-93 Budget Act compromise.

      The State Controller stated in October 1992 that, because of a drafting error in Chapter 703, he could not implement the $1.083 billion reduction of the 1991-92 school funding appropriation, which was part of the inter-year adjustment. The Legislature untimely enacted corrective legislation as part of the 1993-94 Budget package to implement the $1.083 billion inter-year adjustment as originally intended.


      In the 1992-93 Budget Act, a new loan of $732 million was made to K-12 schools in order to maintain per-average daily attendance ("ADA") funding at the same level as 1991-92, at $4,187. An additional loan of $241 million was made to community college districts. These loans are to be repaid from future Proposition 98 entitlements. (The teachers' organization lawsuit also seeks to declare invalid the provision making the $732 million a loan "repayable" from future years' Proposition 98 funds. Including both State and local funds, and adjusting for the loans and repayments, on a cash basis, total Proposition 98 K-12 funding in 1992-93 increased to $21.5 billion, 2.4% more than the amount in 1992-93 ($21.0 billion).



      Based on revised State tax revenues and estimated decreased reported pupil enrollment, the 1993-94 Budget Act projected that the 1992-93 Proposition 98 Budget Act appropriations of $16.6 billion exceeded a revised minimum guarantee by $313 million. As a result, the 1993-94 Budget Act reverted $25 million in 1992-93 appropriations to the General Fund. Limiting the reversion to this amount ensures that per ADA funding for general purposes will remain at the prior year level of $4,217 per pupil. The 1993-94 Governor's Budget subsequently proposed deficiency funding of $121 million for school apportionments and special education, increasing funding per pupil in 1992-93 to $4,244. The 1993-94 Budget Act also designated $98 million in 1992-93 appropriations toward satisfying prior years' guarantee levels, an obligation that resulted primarily from updating State tax revenues for 1991-92, and designates $190 million as a loan repayable from 1993-94 funding.

      The 1993-94 Budget Act projected the Proposition 98 minimum funding level at $13.5 billion based on the "Test 3" calculation where the guarantee is determined by the change in per capita growth in General Fund revenues, which are projected to decrease on a year-over-year basis. This amount also takes into account increased property taxes transferred to school districts from other local governments.

      Legislation accompanying the 1993-94 Budget Act (Chapter 66/93) provided a new loan of $609 million to K-12 schools in order to maintain per ADA funding at $4,217 and a loan of $178 million to community colleges. These loans have been combined with the K-14 1992-93 loans into one loan totalling $1.760 billion. Repayment of this loan would be from future years' Proposition 98 entitlements, and would be conditioned on maintaining current funding levels per pupil for K-12 schools. Chapter 66 also reduced the "Test 1" percentage to 35% to reflect the property tax shift among local government agencies.

      The 1994-95 Budget Act appropriated $14.4 billion of Proposition 98 funds for K14 schools based on Test 2. This exceeds the minimum Proposition 98 guarantee by $8 million to maintain K-12 funding per pupil at $4,217. Based upon updated State revenues, growth rates and inflation factors, the 1994-95 Budget Act appropriated an additional $286 million within Proposition 98 for the 1993-94 fiscal year, to reflect a need in appropriations for school districts and county offices of education, as well as an anticipated deficiency in special education fundings. These and other minor appropriation adjustments increase the 1993-94 Proposition 98 guarantee to $13.8 billion, which exceeds the minimum guarantee in that year by $272 million and provides per pupil funding of $4,225.

      The 1995-96 Governor's Budget adjusts the 1993-94 minimum guarantee to reflect changes in enrollment and inflation, and 1993-94 Proposition 98 appropriations were increased to $14.1 billion, primarily to reflect changes in the statutory continuous appropriation for apportionments. The revised appropriations now exceed the minimum guarantee by $32 million.
This appropriation level still provides per-pupil funding of $4,225.

      The 1994-95 Proposition 98 minimum guarantee also has been adjusted for changes in factors described above, and is now calculated to be $14.9 billion. Within the minimum guarantee, the dollars per pupil have been maintained at the prior year's level; consequently, the 1994-95 minimum guarantee now includes a loan repayment of $135 million, and the per-pupil funding increases to $4,231.

      The 1995-96 Governor's Budget proposes to appropriate $15.9 billion of Proposition 98 funds to K-14 to meet the guarantee level. Included within the guarantee is a loan repayment of $379 million for the combined outstanding loans of $1.76 billion. Funding per pupil is estimated to increase by $61 over 1994-95 to $4,292.


      Sources of Tax Revenue. The California personal income tax, which in 1994-95 contributed about 43% of General Fund revenues, is closely modeled after the Federal income tax law. It is imposed on net taxable income (gross income less exclusions and deductions). The tax is progressive with rates ranging from 1% to 9.3%. Personal, dependent, and other credits are allowed against the gross tax liability. In addition, taxpayers may be subject to an alternative minimum tax ("AMT") which is much like the Federal AMT. This is designed to ensure that excessive use of tax preferences does not reduce taxpayers' liabilities below some minimum level. Legislation enacted in July 1991 added two new marginal tax rates, at 10% and 11%, effective for tax years 1991 through 1995.



      The personal income tax is adjusted annually by the change in the consumer price index to prevent taxpayers from being pushed into higher tax brackets without a real increase in income.


      The sales tax is imposed upon retailers for the privilege of selling tangible personal property in California. Most retail sales and leases are subject to the tax. However, exemptions have been provided for certain essentials such as food for home consumption, prescription drugs, gas, electricity and water. Sales tax accounted for about 34% of General Fund revenue in 1994-95. Bank and corporation tax revenues comprised about 13% of General Fund revenue in 1994-95. In 1989, Proposition 99 added a 25 cents per pack excise tax on cigarettes, and a new equivalent excise tax on other tobacco products. Legislation enacted in 1993 added an additional 2 cents per pack for the purpose of funding breast cancer research.



      General Financial Condition of the State. In the years following enactment of the Federal Tax Reform Act of 1986, and conforming changes to the State's tax laws, taxpayer behavior became more difficult to predict, and the State experienced a series of fiscal years in which revenue came in significantly higher or lower than original estimates. The 1989-90 fiscal year ended with revenues below estimates and the SFEU was fully depleted by June 30, 1990. This date essentially coincided with the date of the most recent recession, and the State subsequently accumulated a budget deficit in the SFEU approaching $2.8 billion at its peak. The State's budget problems in recent years also have been caused by a structural imbalance which has been identified by the current and previous Administrations. The largest General Fund programs -- K-14 education, health, welfare and corrections -- were increasing faster than the revenue base, driven by the State's rapid population increases.

      Starting in the 1990-91 fiscal year, each budget required multibillion dollar actions to bring projected revenues and expenditures into balance and to close large "budget gaps" which were identified. The Legislature and Governor eventually agreed on significant cuts in program expenditures, some transfers of program responsibilities and funding from the State to local governments, revenue increases (particularly in the 1991-92 fiscal year budget), and various one-time adjustments and accounting changes. However, as the recession took hold and deepened after the summer of 1990, revenues dropped sharply and expenditures for health and welfare programs increased as job losses mounted, so that the State ended each of the 1990-91 and 1991-92 fiscal years with an unanticipated deficit in the budget reserve, the SFEU, as compared to projected positive balances.

      As a result of the revenue shortfalls accumulating for the previous two fiscal years, the Controller in April 1992 indicated that cash resources (including borrowing from Special Funds) would not be sufficient to meet all General Fund obligations due on June 30 and July 1, 1992. On June 25, 1992, the Controller issued $475 million of 1992 Revenue Anticipation Warrants (the "1992 Warrants") in order to provide funds to cover all necessary payments from the General Fund at the end of the 1991-92 fiscal year and on July 1, 1992. The 1992 Warrants were paid on July 24, 1992. In addition to the 1992 Warrants, the Controller reported that as of June 30, 1992, the General Fund had borrowed $1.336 billion from the SFEU and $4.699 billion from other Special Funds, using all but about $183 million of borrowable cash resources.

      To balance the 1992-93 Governor's Budget, program reductions totalling $4.365 billion and a revenue and transfer increase of $872 million were proposed for the 1991-92 and 1992-93 fiscal years. Economic performance in the State continued to be sluggish after the 1992-93 Governor's Budget was prepared. By the time of the "May Revision," issued on May 20, 1992, the Administration estimated that the 1992-93 Budget needed to address a gap of about $7.9 billion, much of which was needed to repay the accumulated budget deficits of the previous two years.

      The severity of the budget actions needed led to a long delay in adopting the budget. With the failure to enact a budget by July 1, 1992, the State had no legal authority to pay many of its vendors until the budget was passed. Starting on July 1, 1992, the Controller was required to issue "registered warrants" in lieu of normal warrants backed by cash to pay many State obligations. Available cash was used to pay constitutionally mandated and priority obligations, such as debt service on bonds and revenue anticipation warrants. Between July 1 and September 4, 1992, the Controller issued an aggregate of approximately $3.8 billion of registered warrants payable from the General Fund, all of which were called for redemption by September 4, 1992 following enactment of the 1992-93 Budget Act and issuance by the State of $3.3 billion of interim notes.

      The Legislature enacted the 1992-93 Budget Bill on August 29, 1992, and it was signed by the Governor on September 2, 1992. The 1992-93 Budget Act provided for expenditures of $57.4 billion and consisted of General Fund expenditures of $40.8 billion and Special Fund and Bond Fund expenditures of $16.6 billion. The Department of Finance estimated a balance in the SFEU of $28 million on June 30, 1993.

      The $7.9 billion budget gap was closed primarily through cuts in the program expenditures (principally for health and welfare programs, aid to schools and support for higher education), together with some increases in revenues from accelerated collections and changes in tax laws to confirm to Federal law changes, and a variety of on-time inter-fund transfers and deferrals. The other major component of the budget compromise was a law requiring local governments to transfer a total of $1.3 billion to K-12 school and community college districts, thereby reducing by that amount General Fund support for those districts under Proposition 98.

      In May 1993, the Department of Finance projected that the General Fund would end the fiscal year on June 30, 1993 with an accumulated budget deficit of about $2.8 billion, and a negative fund balance of about $2.2 billion (the difference being certain reserves for encumbrances and school funding costs). As a result, the State issued $5 billion of revenue anticipation notes and warrants.

      The Governor's 1993-94 Budget, introduced on January 8, 1993, proposed General Fund expenditures of $37.3 billion, with projected revenues of $39.9 billion. It also proposed Special Fund expenditures of $12.4 billion and Special Fund revenues of $12.1 billion. The 1993-94 fiscal year represented the third consecutive year the Governor and the Legislature were faced with a very difficult budget environment, requiring revenue actions and expenditure cuts totaling billions of dollars to produce a balanced budget. To balance the budget in the face of declining revenues, the Governor proposed a series of revenue shifts from local government, reliance on increased Federal aid and reductions in state spending.

      The "May Revision" of the Governor's Budget, released on May 20, 1993, indicated that the revenue projections of the January Budget Proposal were tracking well, with the full year 1992-93 about $80 million higher than the January projection. Personal income tax revenue was higher than projected, sales tax was close to target, and bank and corporation taxes were lagging behind projections. The May Revision projected the State would have an accumulated deficit of about $2.75 billion by June 30, 1993. The Governor proposed to eliminate this deficit over an 18-month period. He also agreed to retain the 0.5% sales tax scheduled to expire June 30 for a six-month period, dedicated to local public safety purposes, with a November election to determine a permanent extension. Unlike previous years, the Governor's Budget and May Revision did not calculate a "gap" to be closed, but rather set forth revenue and expenditure forecasts and proposals designed to produce a balanced budget.

      The 1993-94 Budget Act was signed by the Governor on June 30, 1993, along with implementing legislation. The Governor vetoed about $71 million in spending. With enactment of the Budget Act, the State carried out its regular cash flow borrowing program for the fiscal year, which included the issuance of approximately $2 billion of revenue anticipation notes that matured on June 28, 1994.

      The 1993-94 Budget Act was predicated on General Fund revenues and transfers estimated at $40.6 billion, about $700 million higher than the January Governor's Budget, but still about $400 million below 1992-93 (and the second consecutive year of actual decline). The principal reasons for declining revenues were the continued weak economy and the expiration (or repeal) of three fiscal steps taken in 1991--a half cent temporary sales tax, a deferral of operating loss carry forwards, and repeal by initiative of a sales tax on candy and snack foods.

      The 1993-94 Budget Act also assumed Special Fund revenues of $11.9 billion, an increase of 2.9% over 1992-93.

      The 1993-94 Budget Act included General Fund expenditures of $38.5 billion (a 6.3% reduction from projected 1992-93 expenditures of $41.1 billion), in order to keep a balanced budget within the available revenues.

The Budget also included Special Fund expenditures of $12.1 billion, a 4.2% increase.

      The 1993-94 Budget Act contained no General Fund tax/revenue increases other than a two year suspension of the renters' tax credit.

      Administration reports during the course of the 1993-94 fiscal year indicated that while economic recovery appeared to have started in the second half of the fiscal year, recessionary conditions continued longer than had been anticipated when the 1993-94 Budget Act was adopted.
Overall, revenues for the 1993-94 fiscal year were about $800 million lower than original projections, and expenditures were about $780 million higher, primarily because of higher health and welfare caseloads, lower property taxes which require greater State support for K-14 education to make up to shortfall, and lower than anticipated Federal government payments for immigration-related costs. The reports in May and June 1994, indicated that revenues in the second half of the 1993-94 fiscal year were very close to the projections made in the Governor's Budget of January 10, 1994, which was consistent with a slow turn around in the economy.

      The Department of Finance's July 1994 Bulletin, which included final June receipts, reported that June revenues were $114 million (2.5%) above projection, with final end-of-year results at $377 million (about 1%) above the May Revision projections. Part of this result was due to the end-of-year adjustments and reconciliations. Personal income tax and sales tax continued to track projections. The largest factor in the higher than anticipated revenues was from bank and corporation taxes, which were $140 million (18.4%) above projection in June.

      During the 1993-94 fiscal year, the State implemented the Deficit Retirement Plan, which was part of the 1993-94 Budget Act, by issuing $1.2 billion of revenue anticipation warrants in February 1994 that matured December 21, 1994. This borrowing reduced the cash deficit at the end of the 1993-94 fiscal year. Nevertheless, because of the $1.5 billion variance from the original 1993-94 Budget Act assumptions, the General Fund ended the fiscal year at June 30, 1994 carrying forward an accumulated deficit of approximately $1.8 billion.

      Because of the revenue shortfall and the State's reduced internal borrowable cash resources, in addition to the $1.2 billion of revenue anticipation warrants issued as part of the Deficit Retirement Plan, the State issued an additional $2.0 billion of revenue anticipation warrants that matured July 26, 1994, which were needed to fund the State's obligations and expenses through the end of the 1993-94 fiscal year.

      The 1994-95 fiscal year represented the fourth consecutive year the Governor and Legislature were faced with a very difficult budget environment to produce a balanced budget. Many program cost and budgetary adjustments had already been made in the last three years. The Governor's Budget Proposal, as updated in May and June 1994, recognized that the accumulated deficit could not be repaid in one year, and proposed a two-year solution. The budget proposal set forth revenue and expenditure forecasts and revenue and expenditure proposals which estimated operating surpluses for the budget for both 1994-95 and 1995-96, and lead to the elimination of the accumulated budget deficit, estimated at about $1.8 billion at June 30, 1994, by June 30, 1996.

      The 1994-95 Budget Act, signed by the Governor on July 8, 1994, projected revenues and transfers of $41.9 billion, $2.1 billion higher than revenues in 1993-94. This reflected the Administration's forecast of an improving economy. Also included in this figure was the projected receipt of about $360 million from the Federal government to reimburse the State's cost of incarcerating undocumented immigrants, most of which eventually was not received.

      The 1994-95 Budget Act projected Special Fund revenues of $12.1 billion, a decrease of 2.4% from 1993-94 estimated revenues.

      The 1994-95 Budget Act projected General Fund expenditures of $40.9 billion, an increase of $1.6 billion over the 1993-94 fiscal year. The 1994-95 Budget Act also projected Special Fund expenditures of $13.7 billion, a 5.4% increase over 1993-94 fiscal year estimated expenditures.

      The 1994-95 Budget Act contained no tax increases. Under legislation enacted for the 1993-94 Budget Act, the renters' tax credit was suspended for two years (1993 and 1994). A ballot proposition to permanently restore the renters' tax credit after 1995 failed at the June 1994 election. The Legislature enacted a further one-year suspension of the renters' tax credit, for 1995, saving about $390 million in the 1995-96 fiscal year.

      The 1994-95 Budget Act assumed that the State would use a cash flow borrowing program in 1994-95 which combines one-year notes and two-year warrants, which were issued. Issuance of the warrants allows the State to defer repayment of approximately $1.0 billion of its accumulated budget deficit into the 1995-96 fiscal year. The Budget Adjustment Law enacted along with the 1994-95 Budget Act is designed to ensure that the warrants will be repaid in the 1995-96 fiscal year.

      The Department of Finance Bulletin for April 1995 reported that General Fund revenues for March 1995 were $28 million, or 1.1%, below forecast, and that year-to-date General Fund revenues were $110 million, or 0.4%, below forecast.

      Initial analysis of the Federal fiscal year 1995 budget by the Department of Finance indicates that about $98 million was appropriated for California to offset costs of incarceration of undocumented and refugee immigrants, less than the $356 million which was assumed in the State's 1994-95 Budget Act.

      For the first time in four years, the State entered the upcoming 1995-96 fiscal year with strengthening revenues based on an improving economy.
On January 10, 1995, the Governor presented his 1995-96 Fiscal Year Budget Proposal (the "Proposed Budget"). The Proposed Budget estimated General Fund revenues and transfers of $42.5 billion (an increase of 0.2% over 1994-95). This nominal increase from 1994-95 fiscal year reflected the Governor's realignment proposal and the first year of his tax cut proposal. Without these two proposals, General Fund revenues would have been projected at approximately $43.8 billion, or an increase of 3.3% over 1994-
95. Expenditures were estimated at $41.7 billion (essentially unchanged from 1994-95). Special Fund revenues were estimated at $13.5 billion
(10.7% higher than 1994-95) and Special Fund expenditures are estimated at $13.8 billion (12.2% higher than 1994-95). The Proposed Budget projected that the General Fund would end the fiscal year at June 30, 1996 with a budget surplus in SFEU of about $92 million, or less than 1% of General
Fund expenditures, and will have repaid all of the accumulated budget deficits.


      On January 10, 1996, the Governor released his proposed budget for the Fiscal Year 1996-97 (the "Governor's Budget"). The Governor requested total General Fund appropriations of about $45.6 billion, based on projected revenues and transfers of about $45.6 billion, which would leave a budget reserve in SFEU at June 30, 1997 of about $400 million. The Governor renewed a proposal, which had been rejected by the Legislature in 1995, for a 15% phased cut in individual and corporate tax rates over three years (the budget proposal assumes this will be enacted, reducing revenues in 1996-97 by about $600 million). There was also a proposal to restructure trial court funding in a way which would result in a $300 million decrease in General Fund revenues. The Governor requested legislation to make permanent a moratorium on cost of living increases for welfare payments, and suspension of a renters tax credit, which otherwise would go back into effect in the 1996-97 Fiscal Year. He further proposed additional costs in certain health and welfare programs, and assumed that cost previously approved by the Legislature will receive Federal approval. The Governor's Budget proposes increases in funding for K-12 schools under Proposition 98, for State higher education systems (with a second year of no student fee increases), and for corrections. The Governor's budget projects external cash flow borrowing of up to $3.2 billion, to mature by June 30, 1997.



      Recent Economic Trends. Revised employment data indicate that California's recession ended in 1993, and following a period of stability, a solid recovery is now underway. The State's unemployment rate fell sharply last year, from 10.1% in January to 7.7% in October and November 1994. The gap between the national and California jobless rates narrowed from 3.4 percentage points at the beginning of 1994 to an average of 2 percentage points in October and November. The number of unemployed Californians fell by nearly 400,000 during the year, while civilian employment increased more than 300,000 in 1994.

      Other indicators, including retail sales, homebuilding activity, existing home sales and bank lending volume all confirm the State's recovery.

      Personal income was severely affected by the Northridge Earthquake, which reduced the first quarter 1994 figure by $22 billion at an annual rate, reflecting the uninsured damage to residences and unincorporated businesses. As a result, personal income growth for all of 1994 was about 4.2%. However, excluding the Northridge effects, growth would have been in excess of 5%. Personal income is expected to grow 6.6% for 1995.



                               APPENDIX C

        RISK FACTORS--INVESTING IN NEW YORK MUNICIPAL OBLIGATIONS

      The financial condition of New York State (the "State") and certain of its public bodies (the "Agencies") and municipalities, particularly New
York City (the "City"), could affect the market values and marketability of New York Municipal Obligations which may be held by the Fund. The following information constitutes only a brief summary, does not purport to be a complete description, and is based on information drawn from official statements relating to securities offerings of the State, the City and the Municipal Assistance Corporation for the City of New York ("MAC") available as of the date of this Statement of Additional Information. While the Fund has not independently verified such information, it has no reason to believe that such information is not correct in all material respects.

      A national recession commenced in mid-1990. The downturn continued through the remainder of the 1990-91 fiscal year, and was followed by a period of weak economic growth during the remainder of the 1991 calendar year. For the calendar year 1992, the national economy continued to recover, although at a rate below all post-war recoveries. The recession was more severe in the State than in other parts of the nation, owing to a significant retrenchment in the financial services industry, cutbacks in defense spending, and an overbuilt real estate market. The State economy remained in recession until 1993, when employment growth resumed. Since early 1993, the State has gained approximately 100,000 jobs. The State's economy is expected to continue to expand modestly during 1995, but there will be a pronounced slow-down during the course of the year. Although industries that export goods and services abroad are expected to benefit from the lower dollar, growth will be slowed by government cutbacks at all levels. On an average annual basis, employment growth will be about the same as 1994. Both personal income and wages are expected to record moderate gains in 1995.

      The State's budget for the 1995-96 fiscal year was enacted by the Legislature on June 7, 1995, more than two months after the start of the fiscal year. Prior to adoption of the budget, the Legislature enacted appropriations for disbursements considered to be necessary for State operations and other purposes, including all necessary appropriations for debt service. The State Financial Plan for 1995-96 fiscal year was formulated on June 20, 1995 and is based on the State's budget as enacted by the Legislature and signed into law by the Governor.

      The 1995-96 budget is the first to be enacted in the administration of the Governor, who assumed office on January 1. It is the first budget in over half a century which proposed and, as enacted, projects an absolute year-over-decline in General Fund disbursements. Spending for State operations is projected to drop even more sharply, by 4.6%. Nominal spending from all State funding sources (i.e., excluding Federal aid) is proposed to increase by only 2.5% from the prior fiscal year, in contrast to the prior decade when such spending growth averaged more than 6.0% annually.

      In his Executive Budget, the Governor indicated that in the 1995-96 fiscal year, the State Financial Plan, based on then-current law governing spending and revenues, would be out of balance by almost $4.7 billion, as a result of the projected structural deficit resulting from the ongoing disparity between sluggish growth in receipts, the effect of prior-year tax changes, and the rapid acceleration of spending growth; the impact of unfunded 1994-95 initiatives, primarily for local aid programs; and the use of one-time solutions, primarily surplus funds from the prior year, to fund recurring spending in the 1994-95 budget. The Governor proposed additional tax cuts, to spur economic growth and provide relief for low and middle-income tax payers, which were larger than those ultimately adopted, and which added $240 million to the then projected imbalance or budget gap, bringing their total to approximately $5 billion.

      This gap was projected to be closed in the 1995-96 State Financial Plan based on the enacted budget, through a series of actions, mainly spending reductions and cost containment measures and certain reestimates that are expected to be recurring, but also through the use of one-time solutions.

      The General Fund was projected to be balanced on a cash basis for the 1995-96 fiscal year. Total receipts and transfers from other funds were projected to be $33.110 billion, a decrease of $48 million from total receipts in the prior fiscal year. Total General fund disbursements and transfers to other funds were projected to be $33.055 billion, a decrease of $344 million from the total amount disbursed in the prior fiscal year.

      The State Financial Plan was based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and the State economies. Many uncertainties exist in forecasts of both the national and State economies, including consumer attitudes toward spending, Federal financial and monetary policies, the availability of credit and the condition of the world economy, which could have an adverse effect on the State. There can be no assurance that the State economy will not experience worse-than-predicted results in the 1994-95 fiscal year, with corresponding material and adverse effects on the State's projections of receipts and disbursements.


      The State issued its second quarterly update to the cash-basis 1995-96 State Financial Plan (the "Mid-Year Update") on October 26, 1995.
Revisions have been made to estimates of both receipts and disbursements based on: (1) updated economic forecasts for both the nation and the State, (2) an analysis of actual receipts and disbursements through the first six months of the fiscal year, and (3) an assessment of changing program requirements and cost savings initiatives. The Mid-Year Update projects continued balance in the State's 1995-96 Financial Plan,with estimated receipts reduced by a net $71 million and estimated disbursements reduced by a net $30 million. The resulting General Fund balance decreases to $172 million in the Mid-Year Update, reflecting the expected use of $41 million from the Contingency Reserve Fund for payment of litigation and disallowance expenses.



      On October 2, 1995, the State Comptroller released a report entitled "Comptroller's Report on the Financial Condition of New York State 1995" in which he identified several risks to the State Financial Plan and reaffirmed his estimate that the State faces a potential imbalance in receipts and disbursements of at least $2.7 billion for the State's 1996-97 fiscal year and at least $3.9 billion for the State's 1997-98 fiscal year.

      There can be no assurance that the State will not face substantial potential budget gaps in future years resulting from a significant disparity between tax revenues projected from a lower recurring receipts base and the spending required to maintain State programs at current levels. To address any potential budgetary imbalance, the State may need to take significant actions to align recurring receipts and disbursements in future fiscal years.

      On June 6, 1990, Moody's changed its ratings on all the State's outstanding general obligation bonds from A1 to A. On March 26, 1990 and January 13, 1992, S&P changed its ratings on all of the State's outstanding general obligation bonds from AA- to A and from A to A-, respectively. In February 1991, Moody's lowered its rating on the City's general obligation bonds from A to Baa1 and in July 1995, S&P lowered its rating on such bonds from A- to BBB+. Ratings reflect only the respective views of such organizations, and their concerns about the financial condition of New York State and City, the debt load of the State and City and any economic uncertainties about the region. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely if, in the judgment of the agency originally establishing the rating, circumstances so warrant.

      (1) The State, Agencies and Other Municipalities. During the mid-1970s, some of the Agencies and municipalities (in particular, the City) faced extraordinary financial difficulties, which affected the State's own financial condition. These events, including a default on short-term notes issued by the New York State Urban Development Corporation ("UDC") in February 1975, which default was cured shortly thereafter, and a continuation of the financial difficulties of the City, created substantial investor resistance to securities issued by the State and by some of its municipalities and Agencies. For a time, in late 1975 and early 1976, these difficulties resulted in a virtual closing of public credit markets for State and many State related securities.

      In response to the financial problems confronting it, the State developed and implemented programs for its 1977 fiscal year that included the adoption of a balanced budget on a cash basis (a deficit of $92 million that actually resulted was financed by issuing notes that were paid during the first quarter of the State's 1978 fiscal year). In addition, legislation was enacted limiting the occurrence of additional so-called "moral obligation" and certain other Agency debt, which legislation does not, however, apply to MAC debt.


      State Financial Plan--GAAP-Basis Results--1995-96 Update. The State issued its first update to the GAAP-basis Financial Plan for the State's 1995-96 fiscal year on September 1, 1995. The September GAAP-basis update projected a General Fund operating surplus of $401 million. The prior projection of the 1995-96 GAAP-basis State Financial Plan, issued in March 1995 as part of the 1995-96 Executive Budget, projected an operating surplus in the General Fund of $800 million. The change to the projection primarily reflects the impact of legislative changes to the 1995-96 Executive Budge, as well as increases in projected accruals for certain local assistance programs (primarily Medicaid).



      State Financial Cash-Basis Results--General Fund. The General Fund is the principal operating fund of the State and is used to account for all financial transactions, except those required to be accounted for in another fund. It is the State's largest fund and receives almost all State taxes and other resources not dedicated to particular purposes. General Fund moneys are also transferred to other funds, primarily to support certain capital projects and debt service payments in other fund types.

      New York State's financial operations have improved during recent fiscal years. During the period 1989-90 through 1991-92, the State incurred General Fund operating deficits that were closed with receipts from the issuance of tax and revenue anticipation notes ("TRANs"). First, the national recession, and then the lingering economic slowdown in the New York and regional economy, resulted in repeated shortfalls in receipts and three budget deficits. For its 1992-93, 1993-94 and 1994-95 fiscal years, the State recorded balanced budgets on a cash basis, with substantial fund balances in 1992-93 and 1993-94, and smaller fund balance in 1994-95, as described below.

      New York State ended its 1994-95 fiscal year with the General fund in balance. The closing fund balance of $158 million reflects $157 million in the Tax Stabilization Reserve Fund and $1 million in the Contingency Reserve Fund ("CRF"). The CRF was established in State Fiscal year 1993-94, funded partly with surplus moneys, to assist the State in financing the 1994-95 fiscal year costs of extraordinary ligation known or anticipated at that time; the opening fund balance in State fiscal year 1994-95 was $265 million. The $241 million change in the fund balance reflects the use of $264 million in the CRF as planned, as well as the required deposit of $23 million to the Tax Stabilization Reserve Fund. In addition, $278 million was on deposit in the tax refund reserve account, $250 million of which was deposited at the end of the State's 1994-95 fiscal year to continue the process of restructuring the State's cash flow as part of the New York Local Government Assistance Corporation ("LGAC") program.

      Compared to the State Financial Plan for 1994-1995 as formulated on June 16, 1994, reported receipts fell short of original projections by $1.163 billion, primarily in the categories of personal income and business taxes. Of this amount, the personal income tax accounts for $800 million, reflecting weak estimated tax collections and lower withholding due to reduced wage and salary growth, more severe reductions in brokerage industry bonuses than projected earlier, and deferral of capital gains realizations in anticipation of potential Federal tax changes. Business taxes fell short by $373 million, primarily reflecting lower payments from banks as substantial overpayments of 1993 liability depressed net collections in the 1994-95 fiscal year. These shortfalls were offset by better performance in the remaining taxes, particularly the user taxes and fees, which exceeded projections by $210 million. Of this amount, $277 million was attributable to certain restatements for accounting treatment purposes pertaining to the CRF and LGAC; these restatements had no impact on balance in the General Fund.

      Disbursements were also reduced from original projections by $848 million. After adjusting for the net impact of restatements relating to the CRF and LGAC which raised disbursements by $38 million, the variance is $886 million. Well over two-thirds of this variance is in the category of grants to local governments, primarily reflecting the conservative nature of the original estimates of projected costs for social services and other programs. Lower education costs are attributable to the availability of $110 million in additional lottery proceeds and the use of LGAC bond proceeds.

      The spending reductions also reflect $188 million in actions initiated in January 1995 by the Governor to reduce spending to avert a potential gap in the 1994-95 State Financial Plan. These actions included savings from a hiring freeze, halting the development of certain services, and the suspension of non-essential capital projects. These actions, together with $71 million in other measures comprised the Governor's $259 million gap-closing plan, submitted to the Legislature in connection with the 1995-96 Executive Budget.

      The State ended its 1993-94 fiscal year with a balance of $1.140 billion in the tax refund reserve account, $265 million in the CRF and $134 million in its tax stabilization reserve fund. These fund balances were primarily the result of an improving national economy, State employment growth, tax collections that exceeded earlier projections and disbursements that were below expectations. Deposits to the personal income tax refund reserve have the effect of reducing reported personal income tax receipts in the fiscal year when made and withdrawals from such reserve increase receipts in the fiscal year when made. The balance in the tax reserve account will be used to pay taxpayer refunds, rather than drawing from 1994-95 receipts.

      Of the $1.140 billion deposited in the tax refund reserve account, $1.026 billion was available for budgetary planning purposes in the 1994-95 fiscal year. The remaining $114 million will be redeposited in the tax refund reserve account at the end of the State's 1994-95 fiscal year to continue the process of restructuring the State's cash flow as part of the LGAC program. The balance in the contingency reserve fund was reserved to meet the cost of litigation facing the State in its 1994-95 fiscal year.

      Before the deposit of $1.140 billion in the tax refund reserve account, General Fund receipts in 1993-94 exceeded those originally projected when the State Financial Plan for the year was formulated on April 16, 1993 by $1.002 billion. Greater-than-expected receipts in the personal income tax, the bank tax, the corporation franchise tax and the estate tax accounted for most of this variance, and more than offset weaker-than-projected collections from the sales and use tax and miscellaneous receipts. Collections from individual taxes were affected by various factors including changes in Federal business laws, sustained profitability of banks, strong performance of securities firms, and higher-than-expected consumption of tobacco products following price cuts.

      The higher receipts resulted, in part, because the New York economy performed better than forecasted. Employment growth started in the first quarter of the State's 1993-94 year, and although this lagged the national economic recovery, the growth in New York began earlier than forecasted. The New York economy exhibited signs of strength in the service sector, in construction, and in trade. Long Island, and the Mid-Hudson Valley continued to lag the rest of the State in economic growth. Approximately 100,000 jobs are believed to have been added during the 1993-94 fiscal year.

      Disbursements and transfer from the General Fund were $303 million below the level projected in April 1993, an amount that would have been $423 million had the State not accelerated the payment of Medicaid billings, which in the April 1993 State Financial Plan were planned to be deferred into the 1994-95 fiscal year. Compared to the estimates included in the State Financial Plan formulated in April 1993, disbursements were lower for Medicaid, capital projects, and debt service (due to refundings).

In addition, $114 million of school and payments were funded from the proceeds of LGAC bonds. Disbursements were higher-than-expected for general support for public schools. The State also made the first of six required payments to the State of Delaware related to the settlement of Delaware's litigation against the State regarding the disposition of abandoned property receipts.

      During the 1993-94 fiscal year, the State also established and funded the CRF as a way to assist the State in financing the cost of litigation affecting the State. The CRF was initially funded with a transfer of $100 million attributable to the positive margin recorded in the 1992-93 fiscal year. In addition, the State augmented this initial deposit with $132 million on debt service savings attributable to the refinancing of State and public authority bonds during 1993-94. A year-end transfer of $36 million was also made to the CRF, which, after a disbursement for authorized fund purposes, brought the CRF balance at the end of 1993-94 to $265 million. This amount was $165 million higher than the amount originally targeted for this reserve fund.

      For its 1992-93 fiscal year the State had a balanced budget on a cash basis with a positive margin of $671 million in the General Fund that was deposited in the refund reserve account.

      After reflecting a 1992-93 year-end deposit to the refund reserve account of $671 million, reported 1992-93 General Fund receipts were $45 million higher than originally projected in April 1992. If not for that year-end transaction, which had the effect of reducing 1992-93 receipts by $671 million and making those receipts available in 1993-94, General Fund receipts would have been $716 million higher than originally projected.

      The favorable performance was primarily attributable to personal income tax collections that were more than $700 million higher than originally projected (before reflecting the refund reserve transaction). The withholding and estimated payment components of the personal income tax exceeded original estimates by more than $800 million combined, reflecting both stronger economic activity, particularly at year's end, and the tax-induced one-time acceleration of income into 1992. Modest shortfalls were experienced in other components of the income tax.

      There were large, but largely offsetting, variances in other categories. Significantly higher-than-projected business tax collections and the receipt of unbudgeted payments from the Medical Malpractice Insurance Association and the New York Racing Association approximately offset the loss of an anticipated $200 million Federal reimbursement, the loss of certain budgeted hospital differential revenue as a result of unfavorable court decisions, and shortfalls in certain miscellaneous revenue sources.

      Disbursements and transfers to other funds totaled $30.829 billion, an increase of $45 million above projections in April 1992. After adjusting for the impact of a $150 million payment from the Medical Malpractice Insurance Association to health insurers made pursuant to legislation passed in January 1993, actual disbursements were $105 million lower than projected. This reduction primarily reflected higher-than-anticipated costs for educational programs, as offset by lower costs in virtually all other categories of spending, including Medicaid, local health programs, agency operations, fringe benefits, capital projects and debt service.

      During its 1989-90, 1990-91 and 1991-92 fiscal years, the State incurred cash-basis operating deficits in the General Fund of $775 million, $1.081 billion and $575 million, respectively, prior to the issuance of short-term TRANs, owing to lower-than-projected receipts.

      Other Governmental Funds. Activity in the three other governmental funds has remained relatively stable over the last three fiscal years, with Federally-funded programs comprising approximately two-thirds of these funds. The most significant change in the structure of these funds has been the redirection, beginning in the 1993-94 fiscal year, of a portion of transportation-related revenues from the General Fund to two new dedicated funds in the Special Revenue and Capital Projects Fund types. These revenues totalling $676 million in the 1994-95 fiscal year were used to support the capital programs of the Department of Transportation and the Metropolitan Transportation Authority ("MTA").

      The Special Revenue Funds account for State receipts from specific sources that are legally restricted in use to specified purposes and include all moneys received from the Federal government. Total receipts in Special Revenue Funds are projected at $25.547 billion in the State's 1995-96 fiscal year. Disbursements from Special Revenue Funds are projected to be $26.002 billion for the State's 1995-96 fiscal year.

      The Capital Projects Funds are used to finance the acquisition and construction of major capital facilities and to aid local government units and Agencies in financing capital constructions. Federal grants for capital projects, largely highway-related, are projected to account for 24% of the $4.170 billion in total projected receipts in Capital Projects Funds in the State's 1995-96 fiscal year. Total disbursements for capital projects are projected to be $4.160 billion during the State's 1995-96 fiscal year.

      The Debt Service Funds serve to fulfill State debt service on long-term general obligation State debt and other State lease/purchase and contractual obligation financing commitments. Total receipts in Debt Service Funds are projected to reach $2.409 billion in the State's 1995-96 fiscal year. Total disbursements from Debt Service Funds for debt service, lease/purchase and contractual obligation financing commitments are projected to be $2.506 billion for the 1994-95 fiscal year.

      State Borrowing Plan. The State anticipates that its capital programs will be financed, in part, through borrowings by the State and public authorities in the 1995-96 fiscal year. The State expects to issue $248 million in general obligation bonds (including $70 million for purposes of redeeming outstanding BANs) and $186 million in general obligation commercial paper. The Legislature has also authorized the issuance of up to $33 million in COPs during the State's 1995-96 fiscal year for equipment purchases and $14 million for capital purposes. The projection of the State regarding its borrowings for the 1995-96 fiscal year may change if circumstances require.

      In addition, the LGAC is authorized to provide net proceeds of up to $529 million during the 1995-96 fiscal year to redeem notes sold in June 1995.

      State Agencies. The fiscal stability of the State is related, at least in part, to the fiscal stability of its localities and various of its Agencies. Various Agencies have issued bonds secured, in part, by non-binding statutory provisions for State appropriations to maintain various debt service reserve funds established for such bonds (commonly referred to as "moral obligation" provisions).

      On September 30, 1994, there were 18 Agencies that had outstanding debt of $100 million or more. The aggregate outstanding debt, including refunding bonds, of these 18 Agencies was $70.3 billion as of September 30, 1994. As of March 31, 1995, aggregate Agency debt outstanding as State-supported debt was $27.9 billion and as State-related was $36.1 billion. Debt service on the outstanding Agency obligations normally is paid out of revenues generated by the Agencies' projects or programs, but in recent years the State has provided special financial assistance, in some cases on a recurring basis, to certain Agencies for operating and other expenses and for debt service pursuant to moral obligation indebtedness provisions or otherwise. Additional assistance is expected to continue to be required in future years.

      Several Agencies have experienced financial difficulties in the past. Certain Agencies continue to experience financial difficulties requiring financial assistance from the State. Failure of the State to appropriate necessary amounts or to take other action to permit certain Agencies to meet their obligations could result in a default by one or more of such Agencies. If a default were to occur, it would likely have a significant effect on the marketability of obligations of the State and the Agencies. These Agencies are discussed below.

      The New York State Housing Finance Agency ("HFA") provides financing for multifamily housing, State University construction, hospital and nursing home development, and other programs. In general, HFA depends upon mortgagors in the housing programs it finances to generate sufficient funds from rental income, subsidies and other payments to meet their respective mortgage repayment obligations to HFA, which provide the principal source of funds for the payment of debt service on HFA bonds, as well as to meet operating and maintenance costs of the projects financed. From January 1, 1976 through March 31, 1987, the State was called upon to appropriate a total of $162.8 million to make up deficiencies in the debt service reserve funds of HFA pursuant to moral obligation provisions. The State has not been called upon to make such payments since the 1986-87 fiscal year and no payments are anticipated during the 1995-96 fiscal year.

      UDC has experienced, and expects to continue to experience, financial difficulties with the housing programs it had undertaken prior to 1975, because a substantial number of these housing program mortgagors are unable to make full payments on their mortgage loans. Through a subsidiary, UDC is currently attempting to increase its rate of collection by accelerating its program of foreclosures and by entering into settlement agreements.
UDC has been, and will remain, dependent upon the State for appropriations to meet its operating expenses. The State also has appropriated money to assist in the curing of a default by UDC on notes which did not contain the State's moral obligation provision.

      The MTA oversees New York City's subway and bus lines by its affiliates, the New York City Transit Authority and the Manhattan and Bronx Surface Transit Operating Authority (collectively, the "TA"). Through MTA's subsidiaries, the Long Island Rail Road Company, the Metro-North Commuter Railroad Company and the Metropolitan Suburban Bus Authority, the MTA operates certain commuter rail and bus lines in the New York metropolitan area. In addition, the Staten Island Rapid Transit Authority, an MTA subsidiary, operates a rapid transit line on Staten Island. Through its affiliated agency, the Triborough Bridge and Tunnel Authority (the "TBTA"), the MTA operates certain toll bridges and tunnels. Because fare revenues are not sufficient to finance the mass transit portion of these operations, the MTA has depended and will continue to depend for operating support upon a system of State, local government and TBTA support and, to the extent available, Federal operating assistance, including loans, grants and subsidies. If current revenue projections are not realized and/or operating expenses exceed current projections, the TA or commuter railroads may be required to seek additional State assistance, raise fares or take other actions.

      Over the past several years the State has enacted several taxes--including a surcharge on the profits of banks, insurance corporations and general business corporations doing business in the 12-county region (the "Metropolitan Transportation Region") served by the MTA and a special .25% regional sales and use tax--that provide additional revenues for mass transit purposes, including assistance to the MTA. In addition, since 1987, State law has required that the proceeds of .25% mortgage recording tax paid on certain mortgages in the Metropolitan Transportation Region be deposited in a special MTA fund for operating or capital expenses. Further, in 1993, the State dedicated a portion of certain additional State petroleum business tax receipts to fund operating or capital assistance to the MTA. For the 1994-96 State fiscal year, total State assistance to the MTA is estimated at approximately $1.1 billion.

      A subway fire on December 28, 1990 and a subway derailment on August 28, 1991, each of which caused fatalities and many injuries, have given rise to substantial claims for damages against both the TA and the City.

      In 1981, the State Legislature authorized procedures for the adoption, approval and amendment of a five-year plan for the capital program designed to upgrade the performance of the MTA's transportation systems and to supplement, replace and rehabilitate facilities and equipment, and also granted certain additional bonding authorization therefor.

      On April 5, 1993, the Legislature approved, and the Governor subsequently signed into law, legislation authorizing a five-year $9.56 billion capital plan for the MTA for 1992-1996. The MTA has received approval of the 1992-1996 Capital Program based on this legislation from the MTA Capital Program Review Board (the "CPRB"), as State law requires. This is the third five-year plan since the Legislature authorized procedures for the adoption, approval and amendment of a five-year plan in 1981 for a capital program designed to upgrade the performance of the MTA's transportation systems and to supplement, replace and rehabilitate facilities and equipment. The MTA, the TBTA and the TA are collectively authorized to issue an aggregate of $3.1 billion of bonds (net of certain statutory exclusions) to finance a portion of the 1992-96 Capital Program. The 1992-96 Capital Program was expected to be financed in significant part through dedication of the State petroleum business tax receipts referred to above. However, in December 1994 the proposed bond resolution based on such tax receipts was not approved by the MTA Capital Program Review Board.

Further consideration of the resolution was deferred until 1995.

      There can be no assurance that such governmental actions will be taken, that sources currently identified will not be decreased or eliminated, or that the 1992-1996 Capital Program will not be delayed or reduced. If the MTA capital program is delayed or reduced because of funding shortfalls or other factors, ridership and fare revenues may decline, which could, among other things, impair the MTA's ability to meet its operating expenses without additional State assistance.

      The cities, towns, villages and school districts of the State are political subdivisions of the State with the powers granted by the State Constitution and statutes. As the sovereign, the State retains broad powers and responsibilities with respect to the government, finances and welfare of these political subdivisions, especially in education and social services. In recent years the State has been called upon to provide added financial assistance to certain localities.

      Other Localities. Certain localities in addition to the City could have financial problems leading to requests for additional State assistance during the State's 1995-96 fiscal year and thereafter. The potential impact on the State of such actions by localities is not included in the projections of the State receipts and disbursements in the State's 1995-96 fiscal year.

      Municipalities and school districts have engaged in substantial short-term and long-term borrowings. In 1993, the total indebtedness of all localities in the State, other than the City, was approximately $17.7 billion. A small portion (approximately $105 million) of this indebtedness represented borrowing to finance budgetary deficits and was issued pursuant to enabling State legislation. State law requires the Comptroller to review and make recommendations concerning the budgets of those local government units other than the City authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding. Fifteen localities had outstanding indebtedness for deficit financing at the close of their fiscal year ending in 1993.

      Certain proposed Federal expenditure reductions would reduce, or in some cases eliminate, Federal funding of some local programs and accordingly might impose substantial increased expenditure requirements on affected localities to increase local revenues to sustain those expenditures. If the State, the City or any of the Agencies were to suffer serious financial difficulties jeopardizing their respective access to the public credit markets, the marketability of notes and bonds issued by localities within the State could be adversely affected. Localities also face anticipated and potential problems resulting from certain pending litigation, judicial decisions and long-range economic trends. The longer-range, potential problems of declining city population, increasing expenditures and other economic trends could adversely affect localities and require increasing State assistance in the future.

      Because of significant fiscal difficulties experienced from time to time by the City of Yonkers, a Financial Control Board was created by the State in 1984 to oversee Yonkers' fiscal affairs. Future actions taken by the Governor or the State Legislature to assist Yonkers in this crisis could result in the allocation of State resources in amounts that cannot yet be determined.

      Certain litigation pending against the State or its officers or employees could have a substantial or long-term adverse effect on State finances. Among the more significant of these litigations are those that involve: (i) the validity and fairness of agreements and treaties by which various Indian tribes transferred title to the State of approximately six million acres of land in central New York; (ii) certain aspects of the State's Medicaid rates and regulations, including reimbursements to providers of mandatory and optional Medicaid services; (iii) contamination in the Love Canal area of Niagara Falls; (iv) a challenge to the State's practice of reimbursing certain Office of Mental Health patient-care expenses with clients' Social Security benefits; (v) a challenge to the methods by which the State reimburses localities for the administrative costs of food stamp programs; (vi) a challenge to the State's possession of certain funds taken pursuant to the State's Abandoned Property law;
(vii) alleged responsibility of State officials to assist in remedying racial segregation in the City of Yonkers; (viii) an action, in which the State is a third party defendant, for injunctive or other appropriate relief, concerning liability for the maintenance of stone groins constructed along certain areas of Long Island's shoreline; (ix) actions challenging the constitutionality of legislation enacted during the 1990 legislative session which changed the actuarial funding methods for determining contributions to State employee retirement systems; (x) an action against State and City officials alleging that the present level of shelter allowance for public assistance recipients is inadequate under statutory standards to maintain proper housing; (xi) an action challenging legislation enacted in 1990 which had the effect of deferring certain employer contributions to the State Teachers' Retirement System and reducing State aid to school districts by a like amount; (xii) a challenge to the constitutionality of financing programs of the Thruway Authority authorized by Chapters 166 and 410 of the Laws of 1991 (described below in this Part); (xiii) a challenge to the constitutionality of financing programs of the Metropolitan Transportation Authority and the Thruway Authority authorized by Chapter 56 of the Laws of 1993 (described below in this Part); (xiv) challenges to the delay by the State Department of Social Services in making two one-week Medicaid payments to the service providers;
(xv) challenges by commercial insurers, employee welfare benefit plans, and health maintenance organizations to provisions of Section 2807-c of the Public Health Law which impose 13%, 11% and 9% surcharges on inpatient hospital bills and a bad debt and charity care allowance on all hospital bills paid by such entities; (xvi) challenges to the promulgation of the State's proposed procedure to determine the eligibility for and nature of home care services for Medicaid recipients; (xvii) a challenge to State implementation of a program which reduces Medicaid benefits to certain home-relief recipients; and (xviii) challenges to the rationality and retroactive application of State regulations recelebrating nursing home Medicaid rates.

      Adverse developments or decisions in such cases could affect the ability of the State to maintain a balanced 1995-96 State Financial Plan.


      In 1975, the City became unable to market its securities and entered a period of extraordinary financial difficulties. In response to this crisis, the State created MAC to provide financing assistance to the City and also enacted the New York State Financial Emergency Act for the City of New York (the "Emergency Act") which, among other things, created the Financial Control Board (the "Control Board") to oversee the City's financial affairs and facilitate its return to the public credit markets. The State also established the Office of the State Deputy Comptroller ("OSDC") to assist the Control Board in exercising its powers and responsibilities. On June 30, 1986, the Control Board's powers of approval over the City Financial Plan were suspended pursuant to the Emergency Act. However, the Control Board, MAC and OSDC continue to exercise various monitoring functions relating to the City's financial condition. The City prepares and operates under a four-year financial plan which is submitted annually to the Control Board for review and which the City periodically updates.


      The City's independently audited operating results for each of its fiscal years from 1981 through 1995 show a General Fund surplus reported in accordance with GAAP. The City has eliminated the cumulative deficit in its net General Fund position.


      According to a recent OSDC economic report, the City's economy was slow to recover from the recession and is expected to experience a weak employment situation, and moderate wage and income growth, during the 1995-96 period. Also, Financial Plan reports of OSDC, the Control Board, and the City Comptroller have variously indicated that many of the City's balanced budgets have been accomplished, in part, through the use of non-recurring resource, tax and fee increases, personnel reductions and additional State assistance; that the City has not yet brought its long-term expenditures in line with recurring revenues; that the City's proposed gap-closing programs, if implemented, would narrow future budget gaps; that these programs tend to rely heavily on actions outside the direct control of the City; and that the City is therefore likely to continue to face futures projected budget gaps requiring the City to reduce expenditures and/or increase revenues. According to the most recent staff reports of OSDC, the Control Board and the City Comptroller during the four-year period covered by the current Financial Plan, the City is relying on obtaining substantial resources from initiatives needing approval and cooperation of its municipal labor unions, Covered Organizations, and City Council, as well as the State and Federal governments, among others, and there can be no assurance that such approval can be obtained.


      The City requires certain amounts of financing for seasonal and capital spending purposes. The City has issued $1.75 billion of notes for seasonal financing purposes during the 1994 fiscal year. The City's capital financing program projects long-term financing requirements of approximately $17 billion for the City's fiscal years 1995 through 1998 for the construction and rehabilitation of the City's infrastructure and other fixed assets. The major capital requirement include expenditures for the City's water supply system, and waste disposal systems, roads, bridges, mass transit, schools and housing. In addition, the City and the Municipal Water Finance Authority issued about $1.8 billion in refunding bonds in the 1994 fiscal year.


      State Economic Trends. The State historically has been one of the wealthiest states in the nation. For decades, however, the State has grown more slowly than the nation as a whole, gradually eroding its relative economic position. Statewide, urban centers have experienced significant changes involving migration of the more affluent to the suburbs and an influx of generally less affluent residents. Regionally, the older Northeast cities have suffered because of the relative success that the South and the West have had in attracting people and business. The City has also had to face greater competition as other major cities have developed financial and business capabilities which make them less dependent on the specialized services traditionally available almost exclusively in the City.


      During the 1982-83 recession, overall economic activity in the State declined less than that of the nation as a whole. However, in the calendar years 1984 through 1991, the State's rate of economic expansion was somewhat slower than that of the nation. In the 1990-91 recession, the economy of the State, and that of the rest of the Northeast, was more heavily damaged than that of the nation as a whole and has been slower to recover. The total employment growth rate in the State has been below the national average since 1984. The unemployment rate in the State dipped below the national rate in the second half of 1981 and remained lower until 1991; since then, it has been higher. According to data published by the U.S. Bureau of Economic Analysis, during the past ten years, total personal income in the State rose slightly faster than the national average only from 1986 through 1988.


      The City requires certain amounts of financing for seasonal and capital spending purposes. The City has issued $1.75 billion of notes for seasonal financing purposes during the 1994 fiscal year. The City's capital financing program projects long-term financing requirements of approximately $17 billion for the City's fiscal years 1995 through 1998 for the construction and rehabilitation of the City's infrastructure and other fixed assets. The major capital requirement include expenditures for the City's water supply system, and waste disposal systems, roads, bridges, mass transit, schools and housing. In addition, the City and the Municipal Water Finance Authority have issued about $1.8 billion in refunding bonds in the 1994 fiscal year.


      State Economic Trends. The State historically has been one of the wealthiest states in the nation. For decades, however, the State has grown more slowly than the nation as a whole, gradually eroding its relative economic position. Statewide, urban centers have experienced significant changes involving migration of the more affluent to the suburbs and an influx of generally less affluent residents. Regionally, the older Northeast cities have suffered because of the relative success that the South and the West have had in attracting people and business. The City has also had to face greater competition as other major cities have developed financial and business capabilities which make them less dependent on the specialized services traditionally available almost exclusively in the City.


      During the 1982-83 recession, overall economic activity in the State declined less than that of the nation as a whole. However, in the calendar years 1984 through 1991, the State's rate of economic expansion was somewhat slower than that of the nation. In the 1990-91 recession, the economy of the State, and that of the rest of the Northeast, was more heavily damaged than that of the nation as a whole and has been slower to recover. The total employment growth rate in the State has been below the national average since 1984. The unemployment rate in the State dipped below the national rate in the second half of 1981 and remained lower until 1991; since then, it has been higher. According to data published by the U.S. Bureau of Economic Analysis, during the past ten years, total personal income in the State rose slightly faster than the national average only from 1986 through 1988.





                                       APPENDIX D

INFORMATION ABOUT SECURITIES RATINGS

      The following are excerpts from Description of Moody's Investors' Service, Inc. ("Moody's) municipal bond ratings. Aaa -- judged to be of the "best quality" and are referred to as "gilt edge"; interest payments are protected by a large or by an exceptionally stable margin and principal is secure; Aa -- judged to be of "high quality by all standards," but as to which margins of protection or other elements make long-term risks appear somewhat larger than Aaa-rated Municipal Bonds; together with Aaa group they comprise what are generally known as "high grade bonds"; A -- possess many favorable investment attributes and are considered "upper medium grade obligations." Factors giving security to principal and interest of A-rated Municipal Bonds are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future; Baa -- considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured; interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.

      Moody's applies the numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Baa to indicate ranking within a general rating category; 1 being the highest and 3 the lowest.

      Description of Moody's ratings of state and municipal notes. Moody's ratings for state and municipal notes and other short-term obligations are designated Moody's Investment Grade ("MIG") and for variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG").
This distinction recognizes the differences between short-term credit risk and long-term risk. Symbols used will be as follows: MIG 1/VMIG 1 --best quality, enjoying strong protection for established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both; MIG 2/VMIG 2 -- high quality, with margins of protection ample although not so large as in the preceding group; MIG 3/VMIG 3 --favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades.

      Description of Moody's commercial paper ratings. PRIME-1 ("P-1") -- judged to be of the best quality. Their short-term debt obligations carry the smallest degree of investment risk; PRIME-2 -- indicates a strong capacity for repayment, but to a lesser degree than 1.

      Description of Standard & Poors Ratings Group ("S&P") Municipal Bond ratings. AAA -- has the highest rating assigned by S&P; extremely strong capacity to pay principal and interest; AA -- has very strong capacity to pay interest and repay principal and differs from the higher rated issues only in a small degree; A -- has a strong capacity to pay principal and interest, although somewhat more susceptible to adverse changes in circumstances and economic conditions; BBB -- regarded as having an adequate capacity to pay principal and interest; normally exhibit adequate protection parameters but adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest than for bonds in the A category. Ratings may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories, except in the AAA category.

      Description of S&P's ratings of municipal note issues. SP-1+ -- very strong capacity to pay principal and interest; SP-1 --strong capacity to pay principal and interest; SP-2 --satisfactory capacity to pay principal and interest.

      Description of S&P's commercial paper ratings. A-1+ --indicates an overwhelming degree of safety regarding timely payment; A-1 -- indicates a very strong degree of safety regarding timely payment; A-2 -- indicates a strong capacity for timely payment but with a relative degree of safety not as overwhelming as for issues designated A-1.

      Description of IBCA Limited/IBCA Inc. commercial paper ratings. Short-term obligations, including commercial paper, rated A-1+ by IBCA Limited or its affiliate IBCA Inc. are obligations supported by the highest capacity for timely repayment. Obligations rated A-1 have a very strong capacity for timely repayment. Obligations rated A-2 have a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

      Description of Fitch Investors Services, Inc. commercial paper ratings. Fitch Investors Services, Inc. employs the rating F-1+ to indicate issues regarded as having the strongest degree of assurance for timely payment. The rating F-1 reflects an assurance of timely payment only slightly less in degree than issues rated F-1+, while the rating F-2 indicates a satisfactory degree of assurance for timely payment, although the margin of safety is not as great as indicated by the F-1+ and F-1 categories.

      Description of Duff & Phelps Inc. commercial paper ratings. Duff & Phelps Inc. employs the designation of Duff 1 with respect to top grade commercial paper and bank money instruments. Duff 1 + indicates the highest certainty of timely payment: short-term liquidity is clearly outstanding, and safety is just below risk-free U.S. Treasury short-term obligations. Duff 1- indicates high certainty of timely payment. Duff 2 indicates good certainty of timely payment: liquidity factors and company fundamentals are sound.

      Various of the nationally recognized statistical rating organizations ("NRSROs") utilize rankings within rating categories indicated by a + or -. The Funds, in accordance with industry practice, recognize such rankings within categories as graduations, viewing for example S&P's rating of A-1+ and A-1 as being in S&P's highest rating category.

      Description of Thomson BankWatch, Inc. ("BankWatch") commercial paper ratings. BankWatch will assign both short-term debt ratings and issuer ratings to the issuers it rates. BankWatch will assign a short-term rating ("TBW-1," "TBW-2," "TBW-3," or "TBW-4") to each class of debt (e.g., commercial paper or non-convertible debt), having a maturity of one-year or less, issued by a holding company structure or an entity within the holding company structure that is rated by BankWatch. Additionally, BankWatch will assign an issuer rating ("A" "A/B," "B/C," "C," "C/D," "D/E," and "E") to each issuer that it rates.


Premier Limited Term California Municipal Fund
Statement of Investments                                                                                       June 30, 1996
                                                                                                 Principal
Long-Term Municipal Investments_97.0%                                                             Amount             Value
                                                                                               -------------   -------------
California_81.2%
Anaheim, Electric Revenue, Refunding 6.80%, 10/1/1999.......................                   $     150,000     $   153,346
California Health Facilities Financing Authority, Revenue (Unihealth America)
    7.10%, 10/1/1999 (Prerefunded 10/1/1998) (Insured; AMBAC) (a)...........                         150,000         162,285
California Public Works Board, Lease Revenue:
    (Corcoran State Prison) 7%, 9/1/1998....................................                         200,000         204,874
    High Technology Facilities (Berkeley Campus) 7.20%, 3/1/2001............                         150,000         158,261
Elk Grove Unified School District, Special Tax Revenue, Refunding
    (Community Facilities District No. 1) 6.50%, 12/1/2006 (Insured; AMBAC).                         400,000         446,028
Franklin-McKinley School District, Refunding 5.20%, 7/1/2004 (Insured; MBIA)                         375,000         382,005
Fresno, Sewer Revenue 6%, 9/1/2007 (Insured; MBIA)..........................                         500,000         533,755
Kern High School District, Refunding
    6.40%, 2/1/2012 (Insured; MBIA).........................................                         750,000         813,847
Long Beach Redevelopment Agency (Downtown Redevelopment Project)
    7.125%, 11/1/1999 (Prerefunded 11/1/1998) (Insured; AMBAC) (a)..........                         100,000         108,465
Los Angeles, Wastewater System Revenue:
    6.60%, 6/1/1998.........................................................                         400,000         417,032
    7.10%, 11/1/1998........................................................                         150,000         157,877
Los Angeles County Health Facilities Authority, Lease Revenue, Refunding
    (Olive View Medical Center) 6.80%, 3/1/1998.............................                         150,000         156,460
Los Angeles County Housing Authority, MFHR (Monrovia Project)
    7.625%, 12/1/1999 (Insured; CIC)........................................                         100,000         102,043
Los Angeles County Metropolitan Transportation Authority, Sales Tax Revenue
    8%, 7/1/2000 (Insured; AMBAC)...........................................                         500,000         563,235
Los Angeles County Transportation Commission, Sales Tax Revenue 6.80%, 7/1/1999                      150,000         159,388
Los Angeles Department of Water and Power, Electric Plant Revenue 7%, 5/1/2000                       125,000         133,494
Metropolitan Water District of Southern California, Waterworks Revenue
    6.375%, 7/1/2002........................................................                         835,000         906,793
Northern California, Transmission Revenue, Refunding (Project No. 1)
    6.25%, 8/15/2000 (Insured; MBIA)........................................                         360,000         378,342
Port Oakland, Port Revenue 6%, 11/1/2002 (Insured; MBIA)....................                         500,000         529,075
Riverside County Transportation Commission, Sales Tax Revenue
    6.50%, 6/1/2001 (Insured; AMBAC)........................................                         520,000         563,436
Sacramento Municipal Utilities District, Electrical Revenue:
    5.85%, 7/1/2000 (Insured; FGIC).........................................                         100,000         104,957
    6.30%, 9/1/2001 (Insured; MBIA).........................................                         500,000         537,875
San Bernardino Transportation Authority, Sales Tax Revenue
    6%, 3/1/2002 (Insured; FGIC)............................................                         440,000         467,381
San Diego County Regional Transportation Commission, Sales Tax Revenue
Premier Limited Term California Municipal Fund
Statement of Investments (continued)                                                                              June 30, 1996
                                                                                                    Principal
Long-Term Municipal Investments (continued)                                                            Amount          Value
                                                                                                  ------------   --------------
California (continued)
    6%, 4/1/2004 (Insured; FGIC)............................................                   $     750,000    $    800,903
San Diego County Water Authority, COP, Water Revenue 6%, 5/1/2001...........                         300,000         314,310
San Diego Redevelopment Agency, Tax Allocation (Centre City Project)
    5.50%, 9/1/2001 (Insured; AMBAC)........................................                         600,000         624,438
San Francisco Bay Area Rapid Transit District, Sales Tax Revenue, Refunding
    6.70%, 7/1/2000.........................................................                         500,000         539,645
San Francisco City and County Airports Commission, International Airport
Revenue
    6.35%, 5/1/2000 (Insured; MBIA).........................................                         750,000         798,803
San Francisco City and County Public Utilities Commssion, Water Revenue,
Refunding:
    6%, 11/1/2003...........................................................                         750,000         804,360
    6.375%, 11/1/2006.......................................................                         500,000         540,690
San Mateo County Transit District, Sales Tax Revenue 6.20%, 6/1/1999 (Insured; MBIA)                                 100,000
105,657
Santa Rosa:
    Wastewater Revenue:
      6.60%, 9/1/2000 (Prerefunded 9/1/1999) (Insured; FGIC) (a)............                         480,000         519,970
      (Subregional Wastewater Project)
          6.20%, 9/1/2003 (Prerefunded 9/1/2002) (Insured; FGIC) (a)........                         350,000         382,063
    Wastewater Services Facilities District, Refunding 7.40%, 7/2/1997......                         150,000         155,642
Simi Valley Unified School District, Refunding 6.25%, 8/1/2004 (Insured; FGIC)                       700,000         757,848
Southern California Public Power Authority, Power Project Revenue, Refunding
    (Hydroelectric-Hoover Uprating Project) 6.30%, 10/1/2002................                         420,000         455,204
State of California 6.60%, 2/1/2009.........................................                         510,000         561,189
West and Central Basin Financing Authority, Revenue 6%, 8/1/2005 (Insured; AMBAC)                    620,000         659,327
U.S. Related_15.8%
Commonwealth of Puerto Rico, Refunding 6.25%, 7/1/2011 (Insured; MBIA)......                         750,000         812,167
Puerto Rico Public Buildings Authority, Government Guaranteed Facilities
    6.25%, 7/1/2010 (Insured; AMBAC)........................................                         750,000         812,467
Puerto Rico Electric Power Authority, Power Revenue 6.50%, 7/1/2006 (Insured; MBIA)                                  625,000
691,631
University of Puerto Rico, University Revenue Refunding
    6.25%, 6/1/2008 (Insured; MBIA).........................................                         750,000         816,165
                                                                                                               -------------
TOTAL LONG-TERM MUNICIPAL INVESTMENTS
    (cost $18,608,103)......................................................                                     $19,292,733
                                                                                                               =============
Los Angeles Regional Airports Improvement Corp., Lease Revenue:
Premier Limited Term California Municipal Fund
Statement of Investments (continued)                                                                            June 30, 1996
                                                                                                   Principal
Short-Term Municipal Investments_3.0%                                                               Amount          Value
                                                                                                -------------      -------------

    VRDN 3.60% (LOC; Societe Generale) (b,c)................................                   $     300,000     $   300,000
    VRDN 3.65% (LOC; Societe Generale) (b,c)................................                         300,000         300,000
                                                                                                               -------------
TOTAL SHORT-TERM MUNICIPAL INVESTMENTS
    (cost $600,000).........................................................                                   $     600,000
                                                                                                               =============

TOTAL INVESTMENTS_100.0%
    (cost $19,208,103)......................................................                                         $19,892,733
                                                                                                               =============


Summary of Abbreviations
AMBAC         American Municipal Bond Assurance Corporation      MBIA    Municipal Bond Investors Assurance
CIC           Continental Insurance Company                                   Insurance Corporation
COP           Certificate of Participation                       MFHR    Multi-Family Housing Revenue
FGIC          Financial Guaranty Insurance Company               VRDN    Variable Rate Demand Notes
LOC           Letter of Credit

Summary of Combined Ratings (Unaudited)
Fitch (d)              or          Moody's             or         Standard & Poor's          Percentage of Value
----------                         ---------                      ---------------------     -----------------------
AAA                                Aaa                            AAA                               68.0%
AA                                 Aa                             AA                                20.1
A                                  A                              A                                  8.1
F1                                 MIGI                           SP1                                3.0
Not Rated (e)                      Not Rated (e)                  Not Rated (e)                       .8
                                                                                                   -------
                                                                                                   100.0%
                                                                                                   =======

Notes to Statement of Investments:
    (a) Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
    (b)  Secured by letters of credit.
    (c) Securities payable on demand. The interest rate, which is subject to change, is based upon bank prime rates or an index of market interest rates.
    (d) Fitch currently provides creditworthiness information for a limited number of investments.
    (e) Securities which, while not rated by Fitch, Moody's and Standard & Poor's, have been determined by the Manager to be of comparable quality to those rated securities in which the Fund may invest.
    (f)  At June 30, 1996, the Fund had $5,505,864 (27.2%) and $6,118,530
    (30.2%) of net assets invested in securities whose payment of principal and interest were dependent upon revenues generated from transportation and water & utilities projects, respectively.
    (g) At June 30, 1996, 31.6% of the Fund's net assets are insured by MBIA.
See notes to financial statements.

Premier Limited Term California Municipal Fund
Statement of Assets and Liabilities                                                                                June 30, 1996
ASSETS:
    Investments in securities, at value
      (cost $19,208,103)_see Statement of Investments.......................                                         $19,892,733
    Interest receivable.....................................................                                             363,025
                                                                                                                     -----------
                                                                                                                      20,255,758
LIABILITIES:
    Due to The Dreyfus Corporation_Note 2(a)................................                         $17,109
    Due to Distributor......................................................                           1,613
    Cash overdrafts due to Custodian........................................                           5,855              24,577
                                                                                                     -------         -----------
NET ASSETS..................................................................                                         $20,231,181
                                                                                                                     ===========
REPRESENTED BY:
    Paid-in capital.........................................................                                         $19,573,380
    Accumulated distributions in excess of investment income_net............                                                (150)
    Accumulated net realized (loss) on investments..........................                                             (26,679)
    Accumulated net unrealized appreciation on investments_Note 3...........                                             684,630
                                                                                                                     -----------
NET ASSETS at value.........................................................                                         $20,231,181
                                                                                                                     ===========
NET ASSET VALUE, offering and redemption price per share:
    Class A Shares
      unlimited number of shares of Beneficial Interest authorized
      ($7,744,869 / 601,459 shares of Beneficial Interest outstanding)......                                              $12.88
                                                                                                                          ======
    Class B Shares
      unlimited number of shares of Beneficial Interest authorized
      ($77,689 / 6,034 shares of Beneficial Interest outstanding)...........                                              $12.88
                                                                                                                          ======
    Class C Shares
      unlimited number of shares of Beneficial Interest authorized
      ($24,979 / 1,935 shares of Beneficial Interest outstanding)...........                                              $12.91
                                                                                                                          ======
    Class R Shares
      unlimited number of shares of Beneficial Interest authorized
      ($12,383,644 / 961,737 shares of Beneficial Interest outstanding).....                                              $12.88
                                                                                                                          ======


See notes to financial statements.
Premier Limited Term California Municipal Fund
Statement of Operations                                                                                 year ended June 30, 1996
INVESTMENT INCOME:
    Interest Income.........................................................                                          $1,048,564
    Expenses:
      Investment management fee_Note 2(a)...................................                         $92,758
      Distribution fee_Note 2(b)............................................                          21,534
      Trustees' fees and expenses_Note 2(c).................................                           5,401
      Service fee_Note 2(b).................................................                             108
                                                                                                     -------
            Total Expenses..................................................                                             119,801
                                                                                                                      ----------
            INVESTMENT INCOME_NET...........................................                                             928,763
                                                                                                                      ----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS_Note 3:
    Net realized gain on investments........................................                        $  2,558
    Net realized gain on financial futures..................................                          17,834
                                                                                                     -------
      Net Realized Gain.....................................................                                              20,392
    Net unrealized appreciation on investments..............................                                              33,999
                                                                                                                      ----------
            NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS.................                                              54,391
                                                                                                                      ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                          $  983,154
                                                                                                                      ==========


See notes to financial statements.

Premier Limited Term California Municipal Fund
Statement of Changes in Net Assets
                                                                                                          Year Ended June 30,
                                                                                                  -------------------------------
                                                                                                        1996             1995
                                                                                                  --------------     ------------
OPERATIONS:
    Investment income_net...................................................                      $   928,763        $   951,773
    Net realized gain (loss) on investments.................................                           20,392            (14,211)
    Net unrealized appreciation on investments for the year.................                           33,999            241,097
                                                                                                  --------------     ------------
          Net Increase In Net Assets Resulting From Operations..............                          983,154          1,178,659
                                                                                                  --------------     ------------
DIVIDENDS TO SHAREHOLDERS FROM:
    Investment income_net:
      Class A Shares........................................................                         (391,455)          (474,831)
      Class B Shares........................................................                             (867)              (107)
      Class C Shares........................................................                             (890)              (132)
      Class R Shares........................................................                         (535,551)          (476,652)
    Net realized gain on investments:
      Class A Shares........................................................                          (14,350)            (7,864)
      Class B Shares........................................................                              (39)              ___
      Class C Shares........................................................                              (42)              ___
      Class R Shares........................................................                          (18,429)            (7,048)
                                                                                                  --------------     ------------
          Total Dividends...................................................                         (961,623)          (966,634)
                                                                                                  --------------     ------------
BENEFICIAL INTEREST TRANSACTIONS:
    Net proceeds from shares sold:
      Class A Shares........................................................                          645,645          2,197,261
      Class B Shares........................................................                           67,799              8,761
      Class C Shares........................................................                           25,025             25,015
      Class R Shares........................................................                        8,085,552          2,806,491
    Dividends reinvested:
      Class A Shares........................................................                          291,515            330,931
      Class B Shares........................................................                              679                102
      Class C Shares........................................................                              815                138
      Class R Shares........................................................                          309,750            238,156
    Cost of shares redeemed:
      Class A Shares........................................................                       (1,744,945)         (4,294,848)
      Class B Shares........................................................                              (16)              ___
      Class C Shares........................................................                          (26,530)              ___
      Class R Shares........................................................                       (4,798,508)         (6,549,186)
                                                                                                  --------------     ------------
          Increase (Decrease) In Net Assets From
            Beneficial Interest Transactions................................                        2,856,781          (5,237,179)
                                                                                                  --------------     ------------
            Total Increase (Decrease) In Net Assets.........................                        2,878,312          (5,025,154)
NET ASSETS:
    Beginning of year.......................................................                       17,352,869         22,378,023
                                                                                                  --------------     ------------
    End of year [including distributions in excess of net investment income_net:
      ($150) in 1995 and ($150) in 1996]....................................                      $20,231,181        $17,352,869
                                                                                                  ==============     ============

Premier Limited Term California Municipal Fund
Statement of Changes in Net Assets (continued)
                                                                                             Shares
                                                             --------------------------------------------------------------------
                                                                          Class A                            Class B
                                                             ------------------------------       -------------------------------

                                                                 Year Ended June 30,                    Year Ended June 30,
                                                             -------------------------------      -------------------------------

                                                                  1996            1995(1)               1996            1995(2)
                                                             -------------    ---------------      --------------   --------------
CAPITAL SHARE TRANSACTIONS:
    Shares sold............................                      49,480          174,483                5,287           688
    Shares issued for dividends reinvested.                      22,390           26,315                   52             8
    Shares redeemed........................                    (134,672)        (340,612)                  (1)          ___
                                                             -------------     -------------      -------------     -------------
      Net Increase (Decrease) In
          Shares Outstanding...............                     (62,802)        (139,814)               5,338           696
                                                             -------------     -------------      -------------     -------------

                                                                                          Shares
                                                             --------------------------------------------------------------------
                                                                        Class C                              Class R
                                                             -------------------------------      -------------------------------

                                                                Year Ended June 30,              Year Ended June 30,
                                                             -------------------------------      -------------------------------

                                                                  1996            1995(2)          1996            1995(1)
                                                             ------------    ---------------      -------------  -------------
CAPITAL SHARE TRANSACTIONS (continued):
    Shares sold............................                       1,931            1,950              619,872       223,405
    Shares issued for dividends reinvested.                          62               11               23,809        18,939
    Shares redeemed........................                      (2,019)             ___             (370,223)     (523,959)
                                                             ------------    ---------------      -------------  -------------
      Net Increase (Decrease) In
          Shares Outstanding...............                         (26)           1,961              273,458      (281,615)
                                                             ============    ===============      =============  =============
(1)    On October 17, 1994, Investor shares and Trust shares were redesignated
Class A shares and Class R shares, respectively. (2)  The Fund commenced selling
Class B and C shares on December 28, 1994.


See notes to financial statements.

Premier Limited Term California Municipal Fund
Financial Highlights

    Reference is made to page 4 of the Fund's
Prospectus dated November 1, 1996.


See notes to financial statements.


Premier Limited Term California Municipal Fund
NOTES TO FINANCIAL STATEMENTS
NOTE 1_Significant Accounting Policies:
    The Dreyfus/Laurel Tax-Free Municipal Fund (the "Trust") is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company and operates as a series company currently offering seven series including the Premier Limited Term California Municipal Fund (the "Fund"). The Fund's investment objective is to maximize current income exempt from Federal income taxes and state personal income taxes for resident shareholders of California consistent with the prudent risk of capital by investing in municipal securities which are of investment-grade quality and intermediate maturities. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon Bank").
    Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares. The Fund currently offers four classes of shares: Class A, Class B, Class C and Class R shares. Class A, Class B and Class C shares are sold primarily to retail investors through financial intermediaries and bear a distribution fee and/or service fee. Class A shares are sold with a front-end sales charge, while Class B and Class C shares are subject to a contingent deferred sales charge ("CDSC") and a service fee. Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon Bank and its affiliates) acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no distribution or service fees. Class R shares are offered without a front-end sales load or CDSC. Each class of shares has identical rights and privileges, except with respect to distribution and service fees and voting rights on matters affecting a single class.
    Investment income, net of expenses (other than class specific expenses), realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. Actual results may differ from estimates.
    (a) Portfolio valuation: The Fund's investments (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.
Premier Limited Term California Municipal Fund
NOTES TO FINANCIAL STATEMENTS (continued)
    (b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.
    (c) Financial futures: The Fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The Fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the Fund to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading. Typically, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the Fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. At June 30, 1996, there were no financial futures contracts outstanding.
    (d) Concentration of risk: The Fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Fund.
    (e) Distributions to shareholders: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.
    (f) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal
Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.
NOTE 2_Investment Management Fee And Other Transactions With Affiliates:
    (a) Investment management fee: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the Fund. The Manager also directs the investments of the Fund in accordance with its investment objective, policies and limitations. For these services, the Fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .50% of the value of the Fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the Fund except brokerage fees, taxes, interest, Rule 12b-1 Premier Limited Term California Municipal Fund
NOTES TO FINANCIAL STATEMENTS (continued)
distribution fees and expenses, fees and expenses of non-interested Trustees (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the Fund's allocable portion of fees and expenses of the non-interested Trustees (including counsel).
    (b) Distribution and service plan: The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act relating to its Class A, B and C shares. Under the Plan, the Fund may pay annually up to .25% of the value of its average daily net assets attributable to its Class A shares to compensate the Distributor and Dreyfus Service Corporation, an affiliate of the Manager, for shareholder servicing activities and the Distributor for activities and expenses primarily intended to result in the sale of Class A shares. Under the Plan, the Fund may pay the Distributor for distributing the Fund's Class B and Class C shares at an aggregate annual rate of .50% of the value of the average daily net assets of Class B and
Class C shares. Class B and Class C shares are also subject to a service plan adopted pursuant to Rule 12b-1, under which the Fund pays Dreyfus Service Corporation or the Distributor for providing certain services to the holders of Class B and Class C shares a fee at the annual rate of .25% of the value of the average daily net assets of Class B and Class C shares. Class R shares bear no service or distribution fee. For the year ended June 30, 1996, the distribution fee for Class A, Class B and Class C shares was $21,318, $107 and $109, respectively. For the year ended June 30, 1996, the service fee for Class B shares and Class C shares was $53 and $55, respectively.
    Under its terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Trustees who are not "interested persons" of the Investment Company and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan.
    (c) Trustees' fees: Each trustee who is not an "interested person" as defined in the Act receives $27,000 per year, $1,000 for each Board meeting attended and $750 for each Audit Committee attended and is reimbursed for travel and out-of-pocket expenses. These expenses are paid in total by the following funds: The Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Tax-Free Municipal Funds, and The Dreyfus/Laurel Funds Trust. In addition the Chairman
of the Board receives an annual fee of $75,000 per year.        These fees and
expenses are charged and allocated to each series based on net assets.
NOTE 3_Securities Transactions:
    The aggregate amount of purchase and sales of investment securities, excluding short-term securities, during the year ended June 30, 1996, amounted to $9,235,484 and $7,319,886, respectively.
    At June 30, 1996, accumulated net unrealized appreciation on investments was $684,630, consisting of $714,238 gross unrealized appreciation and $29,608 gross unrealized depreciation.
    At June 30, 1996, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

Premier Limited Term California Municipal Fund
Independent Auditors' Report
The Board of Trustees and Shareholders
The Dreyfus/Laurel Tax-Free Municipal Funds:
    We have audited the accompanying statement of assets and liabilities, including the statement of investments of Premier Limited Term California Municipal Fund of The Dreyfus/Laurel Tax-Free Municipal Funds as of June 30, 1996, and the related statement of operations for the year then ended and statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years or period in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years or period for the three-year period ended November 30, 1993 were audited by other auditors whose report thereon, dated and January 18, 1994, expressed an unqualified opinion on those financial highlights.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Premier Limited Term California Municipal Fund of The Dreyfus/Laurel Tax-Free Municipal Funds as of June 30, 1996, the results of its operations for the year then ended and the changes in its net assets for each of the years in the two-year period then ended and financial highlights for each of the years or period in the three-year period then ended in conform ity with generally accepted accounting principles.

                      (logo signature)

New York, NY
July 29, 1996


Premier Limited Term Massachusetts Municipal Fund
Statement of Investments                                                                                     June 30, 1996
                                                                                                   Principal
Long-Term Municipal Investments_98.2%                                                                 Amount          Value
                                                                                                 -------------    -----------
Massachusetts_81.4%
Amherst, GO 6%, 1/15/2003...................................................                   $     200,000    $    212,018
Belmont 5.50%, 1/15/2005....................................................                         585,000         604,100
Boston, Revenue (Boston City Hospital)
    7.15%, 8/15/2001 (Insured; FHA, Prerefunded 8/1/2000) (a)...............                       1,500,000       1,665,060
Boston Water and Sewer Commission, Revenue:
    9.25%, 1/1/2011.........................................................                         100,000         130,753
    Crossover, Refunding 7.875%, 11/1/2013 .................................                         160,000         165,382
    Crossover, Refunding 7.875%, 11/1/2013 (Prerefunded 11/1/1996) (a)......                         290,000         299,544
Cambridge:
    GO 6.60%, 6/15/2000.....................................................                         675,000         726,050
    Municipal Purpose Loan 5.60%, 11/1/2001.................................                         500,000         523,530
Cohasset, Municipal Purpose Loan:
    6.70%, 11/1/1998 (Insured; MBIA)........................................                         160,000         168,437
    6.90%, 11/1/2000 (Insured; MBIA)........................................                         150,000         162,855
Dedham-Westwood Water And Sewer Commission, Revenue
    6.40%, 12/1/2005 (Prerefunded 12/1/1996) (a)............................                         500,000         515,290
Easton, Municipal Purpose Loan 6%, 9/15/2006................................                         105,000         110,727
Franklin, GO 6.25%, 11/15/2005 (Insured; MBIA)..............................                         430,000         465,974
Massachusetts, Port Authority Revenue 7%, 7/1/2000 (Insured; FGIC)..........                       1,000,000       1,080,860
Massachusetts, Refunding:
    5.40%, 11/1/2006........................................................                       1,000,000       1,013,130
    6.50%, 8/1/2008.........................................................                         500,000         549,980
Massachusetts, Special Obligation Revenue 5.80%, 6/1/2000...................                         880,000         915,411
Massachusetts, Water Pollution Abatement Revenue (Pooled Loan Program)
    6.125%, 2/1/2007........................................................                         625,000         670,806
Massachusetts Bay Transportation Authority:
    Massachusetts General Transportation 5.25%, 3/1/2011 (Insured; AMBAC)...                       1,000,000         966,660
    Refunding 5.90%, 3/1/2004...............................................                         550,000         579,216
Massachusetts Consolidated Loan:
    7%, 7/1/2006 (Insured; MBIA, Prerefunded 7/1/2000) (a)..................                         500,000         551,125
    7.625%, 6/1/2008 (Prerefunded 6/1/2001) (a).............................                         400,000         456,968
    7.375%, 12/1/2008 (Prerefunded 12/1/1998) (a)...........................                         250,000         272,720
Massachusetts Education Loan Authority, Education Loan Revenue
    6.20%, 7/1/2013 (Insured; AMBAC)........................................                       1,000,000       1,003,160
Massachusetts Health and Educational Facilities Authority, Revenue:
    (Beth Israel Hospital) 7.80%, 7/01/2014.................................                         500,000         534,545
    (Harvard University):
      6.20%, 12/1/2001......................................................                       1,000,000       1,076,750
Massachusetts Health and Educational Facilities Authority, Revenue
(continued):
Premier Limited Term Massachusetts Municipal Fund
Statement of Investments (continued)                                                                           June 30, 1996
                                                                                                   Principal
Long-Term Municipal Investments (continued)                                                           Amount          Value
                                                                                                 -------------    -------------
Massachusetts (continued)
    (Harvard University) (continued):
      Refunding 6.50%, 11/1/2004............................................                   $     700,000    $    774,620
    (Lahey Clinic) 7.625%, 7/1/2018 (Prerefunded 7/1/1998) (a)..............                       1,000,000       1,085,420
    (Malden Hospital Project) 9.50%, 8/1/2008...............................                          35,000          35,074
    (Northeastern University) 6.80%, 10/1/1999 (Insured; AMBAC).............                       1,000,000       1,069,680
    Refunding (Dana-Farber Cancer Institute) 5.55%, 12/1/2003 (Insured; FGIC)                        400,000         412,740
    (Salem University) 8.15%, 7/1/2014 (Prerefunded 7/1/1999) (a)...........                         750,000         840,810
    (South Shore Hospital):
      7.50%, 7/1/2010 (Insured; MBIA, Prerefunded 7/1/2000) (a).............                         350,000         391,849
      7.50%, 7/1/2020 (Insured; MBIA, Prerefunded 7/1/2000) (a).............                         500,000         559,785
    (Wenworth Institute of Technology):
      7.15%, 4/1/2000 (Insured; AMBAC)......................................                         225,000         244,694
      7.40%, 4/1/2010 (Insured; AMBAC, Prerefunded 4/1/2000) (a)............                         220,000         244,750
Massachusetts Industrial Finance Agency:
    Museum Revenue, Refunding (Museum of Fine Arts of Boston)
      5.375%, 1/1/2007 (Insured; MBIA)......................................                       1,000,000       1,011,200
    Revenue:
      (Brooks School):
          5.70%, 7/1/2006...................................................                         260,000         263,468
          5.75%, 7/1/2007...................................................                         275,000         277,500
          5.80%, 7/1/2008...................................................                         290,000         292,630
          5.85%, 7/1/2009...................................................                         305,000         306,693
      (Nantucket Electric Co. Project) 6.75%, 7/1/2006 (Insured; AMBAC).....                       1,400,000       1,543,514
      (Refunding_College of The Holy Cross) 5.50%, 3/1/2007 (Insured; MBIA).                       1,145,000       1,163,858
      (Springfield College Project) 7.80%, 10/1/2009
          (LOC; Fleet Bank of Massachusetts, Prerefunded 10/1/1999) (a,b)...                        1,100,000      1,238,204
Massachusetts Municipal Wholesale Electric Co.,
    Power Supply System Revenue, Refunding 6.30%, 7/1/2000 (Insured; AMBAC).                         500,000         525,565
Massachusetts Water Resource Authority, Refunding 5.875%, 11/1/2004.........                         500,000         524,290
New England Education Loan Marketing Corp., Refunding (Student Loan)
    5.70%, 7/1/2005.........................................................                       1,750,000       1,768,410
Northampton, School Project Loan 6.40%, 5/15/2004 (Insured; MBIA)...........                         750,000         816,885
Rockport, GO 6.90%, 12/15/2007..............................................                       1,000,000       1,075,190
Southeastern University Building Authority, Revenue, Refunding
    5.90%, 5/1/2010 (Insured; AMBAC)........................................                         500,000         510,110
Springfield, School Project Loan 6.10%, 9/1/2002 (Insured; AMBAC)...........                         600,000         640,386
Whitman, GO:
    7.75%, 6/1/2007 (Prerefunded 6/1/1998) (a)..............................                         180,000         196,294
    7.75%, 6/1/2008 (Prerefunded 6/1/1998) (a)..............................                         250,000         272,630
Premier Limited Term Massachusetts Municipal Fund
Statement of Investments (continued)                                                                           June 30, 1996
                                                                                                     Principal
Long-Term Municipal Investments (continued)                                                           Amount          Value
                                                                                                 -------------    -------------
Massachusetts (continued)

Worchester, Municipal Purpose, Refunding 6.25%, 7/1/2010 (Insured; MBIA)....                   $     755,000    $    814,026
Yarmouth, GO 8.60%, 10/1/2000...............................................                         100,000         114,736
U.S. Related_16.8%
Guam Government, Limited Obligation Highway, Refunding
    6%, 5/1/2003 (Insured; CGIC)............................................                         750,000         795,848
Commonwealth of Puerto Rico:
    GO, Refunding:
      6.50%, 7/1/2003 (Insured; MBIA).......................................                         550,000         604,918
      6.25%, 7/1/2011 (Insured; MBIA).......................................                       1,050,000       1,137,035
    Public Improvement 6.70%, 7/1/1998 (Insured; FGIC)......................                         400,000         419,500
Commonwealth of Puerto Rico Highway and Transportation Authority, Revenue
    6.25%, 7/1/2009 (Insured; MBIA).........................................                       1,000,000       1,084,060
Puerto Rico Electric Power Authority, Power Revenue
    6.50%, 7/1/2006 (Insured; MBIA).........................................                        1,000,000      1,106,610
Puerto Rico Public Buildings Authority, Revenue 6.75%, 7/1/2005 (Insured; AMBAC)                    1,000,000      1,127,610
University of Puerto Rico, University Revenue 6.25%, 6/1/2005...............                          750,000        818,205
                                                                                                                 -----------
TOTAL LONG-TERM MUNICIPAL INVESTMENTS (cost $40,620,652)....................                                     $41,529,848
                                                                                                                 ===========
Short-Term Municipal Investments_1.8%
Massachusetts:
Massachusetts, VRDN 3.60% (LOC; ABN Amro Bank) (b,c)........................                    $     200,000    $   200,000
Massachusetts Health and Educational Authority, Revenue, VRDN
    (Wellesley College) 3.10% (c)...........................................                         600,000         600,000
                                                                                                                ------------
TOTAL SHORT-TERM MUNICIPAL INVESTMENTS (cost $800,000)......................                                     $   800,000
                                                                                                                 ===========


TOTAL MUNICIPAL INVESTMENTS_100.0%
    (cost $41,420,652)......................................................                                     $42,329,848
                                                                                                                 ===========

Premier Limited Term Massachusetts Municipal Fund

Summary of Abbreviations
AMBAC         American Municipal Bond Assurance Corporation      LOC     Letter of Credit
CGIC          Capital Guaranty Insurance Company                 MBIA    Municipal Bond Investors Assurance
FGIC          Financial Guaranty Insurance Company                            Insurance Corporation
FHA           Federal Housing Administration                     VRDN    Variable Rate Demand Notes
GO            General Obligation

Summary of Combined Ratings (Unaudited)
Fitch (d)              or          Moody's             or         Standard & Poor's          Percentage of Value
---------                          ---------                      --------------------    -----------------------
AAA                                Aaa                            AAA                               74.7%
AA                                 Aa                             AA                                 6.9
A                                  A                              A                                 16.5
F1, F-1+                           MIG1, VMIG1 & P1               SP1, A1                            1.9
                                                                                                   --------
                                                                                                   100.0%
                                                                                                   =======

Notes to Statement of Investments:
    (a) Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
    (b)  Secured by letters of credit.
    (c) Securities payable on demand. The interest rate, which is subject to change, is based upon bank prime rates or an index of market interest rates.
    (d) Fitch currently provides creditworthiness information for a limited number of investments.


See notes to financial statements.

Premier Limited Term Massachusetts Municipal Fund
Statement of Assets and Liabilities                                                                         June 30, 1996
ASSETS:
    Investments in securities, at value
      (cost $41,420,652)_see Statement of Investments.......................                                     $42,329,848
    Interest receivable.....................................................                                         792,146
    Receivable for investment securities sold...............................                                         629,587
                                                                                                                ------------
                                                                                                                  43,751,581
LIABILITIES:
    Due to The Dreyfus Corporation_Note 2(a)................................                  $     32,404
    Due to Distributor_Note 2(b)............................................                         3,307
    Cash overdraft due to custodian.........................................                        49,880
    Payable for investment securities purchased.............................                     1,525,514
    Trustees' fees payable_Note 2(c)........................................                         2,708         1,613,813
                                                                                                 ----------       ----------
NET ASSETS  ................................................................                                     $42,137,768
                                                                                                                 ===========
REPRESENTED BY:
    Paid-in capital.........................................................                                    $41,190,714
    Accumulated undistributed net realized gain on investments..............                                         37,858
    Accumulated net unrealized appreciation on investments_Note 3...........                                        909,196
                                                                                                               ------------
NET ASSETS at value.........................................................                                     $42,137,768
                                                                                                                 ===========
NET ASSET VALUE, per share:
    Class A Shares
      unlimited number of shares of Beneficial Interest authorized
      ($15,688,404 / 1,310,848 shares of Beneficial Interest outstanding)...                                        $11.97
                                                                                                                    ======
    Class B Shares
      unlimited number of shares of Beneficial Interest authorized
      ($452,200 / 37,704 shares of Beneficial Interest outstanding).........                                         $11.99
                                                                                                                    ======
    Class C Shares
      unlimited number of shares of Beneficial Interest authorized
      ($16,494 / 1,378 shares of Beneficial Interest outstanding)...........                                         $11.97
                                                                                                                    ======
    Class R Shares
      unlimited number of shares of Beneficial Interest authorized
      ($25,980,670 / 2,171,092 shares of Beneficial Interest outstanding)...                                         $11.97
                                                                                                                    ======




See notes to financial statements.
Premier Limited Term Massachusetts Municipal Fund
Statement of Operations                               year ended June 30, 1996
INVESTMENT INCOME:
    Interest Income.........................................................                                     $2,076,091
    Expenses:
      Investment management fee_Note 2(a)...................................                       $188,533
      Distribution fee_Note 2(b)............................................                         41,329
      Trustees' fees and expenses_Note 2(c).................................                         11,221
      Service fee_Note 2(b).................................................                            150
                                                                                                  ---------
          Total Expenses....................................................                                        241,233
                                                                                                                 ----------
          INVESTMENT INCOME_NET.............................................                                      1,834,858
                                                                                                                 ----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS_Note 3:
    Net realized gain on investments........................................                      $  22,557
    Net realized gain on financial futures..................................                         44,495
                                                                                                  ---------
      Net Realized Gain.....................................................                                         67,052
    Net unrealized appreciation on investments..............................                                         57,430
                                                                                                                 ----------
          NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS...................                                        124,482
                                                                                                                 ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                     $1,959,340
                                                                                                                 ==========




See notes to financial statements.

Premier Limited Term Massachusetts Municipal Fund
Statement of Changes in Net Assets
                                                                                                      Year Ended June 30,
                                                                                             -------------------------------
                                                                                                  1996               1995
                                                                                             --------------     ------------
OPERATIONS:
    Investment income_net...................................................                   $  1,834,858    $  1,668,665
    Net realized gain on investments........................................                         67,052          28,732
    Net unrealized appreciation on investments for the year.................                         57,430         610,550
                                                                                               ------------    ------------
          Net Increase In Net Assets Resulting From Operations..............                      1,959,340       2,307,947
                                                                                               ------------    ------------
DIVIDENDS TO SHAREHOLDERS:
    From investment income_net:
      Class A Shares........................................................                      (730,953)       (856,242)
      Class B Shares........................................................                        (1,544)          ___
      Class C Shares........................................................                          (709)           (149)
      Class R Shares........................................................                    (1,101,652)       (812,274)
    From net realized gain on investments:
      Class A Shares........................................................                       (23,631)        (54,707)
      Class B Shares........................................................                           (14)           ___
      Class C Shares........................................................                           (26)            ___
      Class R Shares........................................................                       (32,290)        (49,756)
                                                                                               ------------    ------------
          Total Dividends...................................................                    (1,890,819)     (1,773,128)
                                                                                               ------------    ------------
BENEFICIAL INTEREST TRANSACTIONS:
    Net proceeds from shares sold:
      Class A Shares........................................................                      1,601,368       3,717,270
      Class B Shares........................................................                        450,001              15
      Class C Shares........................................................                         ___             18,015
      Class R Shares........................................................                      9,355,436       8,491,325
    Dividends reinvested:
      Class A Shares........................................................                        574,790         714,238
      Class B Shares........................................................                          1,133           ___
      Class C Shares........................................................                            651             151
      Class R Shares........................................................                        498,611         324,993
    Cost of shares redeemed:
      Class A Shares........................................................                     (3,075,439)    (9,400,166)
      Class B Shares........................................................                           (16)          ___
      Class C Shares........................................................                         (2,522)         ___
      Class R Shares........................................................                     (3,553,482)    (5,138,820)
                                                                                               ------------    ------------
          Increase (Decrease) In Net Assets From
            Beneficial Interest Transactions................................                      5,850,531     (1,272,979)
                                                                                               ------------    ------------
            Total Increase (Decrease) In Net Assets.........................                      5,919,052       (738,160)
NET ASSETS:
    Beginning of year.......................................................                     36,218,716      36,956,876
                                                                                               ------------    ------------
    End of year.............................................................                    $42,137,768     $36,218,716
                                                                                                ===========     ===========

Premier Limited Term Massachusetts Municipal Fund
Statement of Changes in Net Assets (continued)
                                                                                    Shares
                                                          -------------------------------------------------------------------
                                                                    Class A                                 Class B
                                                         ------------------------------         ------------------------------

                                                              Year Ended June 30,                       Year Ended June 30,
                                                         ------------------------------            ------------------------------

                                                              1996           1995(1)                   1996             1995(2)
                                                         ------------    ------------              ------------     -----------
CAPITAL SHARE TRANSACTIONS:
    Shares sold............................                  132,502         316,736                    37,610             1
    Shares issued for dividends reinvested.                   47,482          61,078                        94             ___
    Shares redeemed........................                 (254,257)      (804,575)                        (1)            ___
                                                         ------------    ------------              ------------     -----------
      Net Increase (Decrease) In
          Shares Outstanding...............                 (74,273)      (426,761)                      37,703              1
                                                          ==========      =========                      =======       ========


                                                                                    Shares
                                                         -------------------------------------------------------------------
                                                                    Class C                                    Class R
                                                         ------------------------------          ------------------------------

                                                              Year Ended June 30,                       Year Ended June 30,
                                                         ------------------------------           ------------------------------

                                                              1996             1995(2)                 1996             1995(1)
                                                         ------------    ------------              ------------     -----------
CAPITAL SHARE TRANSACTIONS (continued):
    Shares sold............................                  ___              1,521                    770,353         725,392
    Shares issued for dividends reinvested.                   54                 12                     41,214          27,778
    Shares redeemed........................                  (209)              ___                  (294,159)       (434,867)
                                                         ------------    ------------              ------------     -----------
      Net Increase (Decrease) In
          Shares Outstanding...............                  (155)            1,533                    517,408         318,303
                                                         ==========       ===========               ===========      =========
    (1)  On October 17, 1994, the Investor and Trust shares were redesignated
Class A and Class R shares, respectively.
    (2)  The Fund commenced selling Class B and Class C shares on
December 28, 1994.

See notes to financial statements.

Premier Limited Term Massachusetts Municipal Fund
Financial Highlights

     Reference is made to page 9 of the Fund's
Prospectus dated November 1, 1996.

See notes to financial statements.

Premier Limited Term Massachusetts Municipal Fund
NOTES TO FINANCIAL STATEMENTS
NOTE 1_Significant Accounting Policies:
    The Dreyfus/Laurel Tax-Free Municipal Funds (the "Trust") is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company and operates as a series company currently offering seven series including the Premier Limited Term Massachusetts Municipal Fund (the "Fund"). The Fund's investment objective is to maximize current income exempt from Federal income taxes and state personal income taxes for resident shareholders of the named state consistent with what is believed to be the prudent risk of capital by investing in municipal obligations of the named state which are of investment-grade quality and intermediate maturities. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon Bank").
    Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares. The Fund currently offers four classes of shares: Class A, Class B, Class C and Class R shares. Class A, Class B and Class C shares are sold primarily to retail investors through financial intermediaries and bear a distribution fee and/or service fee. Class A shares are sold with a front-end sales charge, while Class B and Class C shares are subject to a contingent deferred sales charge ("CDSC") and a service fee. Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon Bank and its affiliates) acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no distribution fee or service fees. Class R shares are offered without a front-end sales load or CDSC. Each class of shares has identical rights and privileges, except with respect to distribution and service fees and voting rights on matters affecting a single class.
    Investment income, net of expenses (other than class specific expenses), realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. Actual results may differ from estimates.
    (a) Portfolio valuation: The Fund's investments (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.
Premier Limited Term Massachusetts Municipal Fund
NOTES TO FINANCIAL STATEMENTS (continued)
    (b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.
    (c) Financial futures: The Fund may invest in trading financial futures contracts in order to gain exposure to or protect against changes in the market. The Fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the Fund to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the Fund recognizes a realized gain or loss. These investments require initial margin deposits which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. At June 30, 1996, there were no financial futures contracts outstanding.
    (d) Concentration of risk: The Fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Fund.
    (e) Distributions to shareholders: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.
    (f) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal
Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.
NOTE 2_Investment Management Fee and Other Transactions With Affiliates:
    (a) Investment management fee: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the Fund. The Manager also directs the investments of the Fund in accordance with its investment objective, policies and limitations. For these services, the Fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .50% of the value of the Fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the Fund except brokerage fees, taxes, interest, Rule 12b-1 distribution fees and expenses, fees and expenses of non-interested Trustees (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the Fund's allocable portion of fees and expenses of the non-interested Trustees (including counsel).
Premier Limited Term Massachusetts Municipal Fund
NOTES TO FINANCIAL STATEMENTS (continued)
    (b) Distribution and service plan: The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act relating to its Class A, B and C shares. Under the Plan, the Fund may pay annually up to .25% of the value of its average daily net assets attributable to its Class A shares to compensate the Distributor and Dreyfus Service Corporation, an affiliate of the Manager, for shareholder servicing activities and the Distributor for activities and expenses primarily intended to result in the sale of Class A shares. Under the Plan, the Fund may pay the Distributor for distributing the Fund's Class B and Class C shares at an aggregate annual rate of .50% of the value of the average daily net assets of Class B and Class C shares. Class B and Class C shares are also subject to a service plan adopted pursuant to Rule 12b-1, under which the Fund pays Dreyfus Service Corporation or the Distributor for providing certain services to the holders of Class B and Class C shares a fee at the annual rate of .25% of the value of the average daily net assets of Class B and Class C shares. Class R shares bear no service or distribution fee. For the year ended June 30, 1996, the distribution fee for Class A, Class B, and Class C shares was $41,030, $209 and $90, respectively. For the year ended June 30, 1996, the service fee for Class B shares and Class C shares was $105 and $45, respectively.
    Under its terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Trustees who are not "interested persons" of the Company and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan.
    (c) Trustees' fees: Each trustee who is not an "interested person" as defined in the Act receives $27,000 per year, $1,000 for each Board meeting attended and $750 for each Audit Committee attended and is reimbursed for travel and out-of-pocket expenses. These expenses are paid in total by the following funds: The Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Tax-Free Municipal Funds, and The Dreyfus/Laurel Funds Trust. In addition the Chairman of the Board receives an annual fee of $75,000 per year. These fees and expens es are charged and allocated to each series based on net assets.
NOTE 3_Securities Transactions:
    The aggregate amount of purchase and sales of investment securities, excluding short-term securities, during the year ended June 30, 1996, amounted to $20,695,058 and $15,110,163, respectively.
    At June 30, 1996, accumulated net unrealized appreciation on investments was $909,196, consisting of $1,042,083 gross unrealized appreciation and $132,887 gross unrealized depreciation.
    At June 30, 1996, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).
Premier Limited Term Massachusetts Municipal Fund
Independent Auditors' Report
The Board of Trustees and Shareholders
The Dreyfus/Laurel Tax-Free Municipal Funds:
    We have audited the accompanying statement of assets and liabilities, including the statement of investments of Premier Limited Term Massachusetts Municipal Fund of The Dreyfus/Laurel Tax-Free Municipal Funds as of June 30, 1996, and the related statement of operations for the year then ended and statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years or period in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years or period in the two-year period ended June 30, 1993 were audited by other auditors whose report thereon, dated August 11, 1993, expressed an unqualified opinion on those financial highlights.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Premier Limited Term Massachusetts Municipal Fund of The Dreyfus/Laurel Tax-Free Municipal Funds as of June 30, 1996, the results of its operations for the year then ended and the changes in its net assets for each of the years in the two-year period then ended and financial highlights for each of the years or period in the three-year period then ended in conformity with generally accepted accounting principles.
(logo signature)
New York, NY
July 29, 1996



Premier Limited Term New York Municipal Fund
Statement of Investments                                                                                   June 30, 1996
                                                                                                    Principal
Long-Term Municipal Investments_95.2%                                                                Amount          Value
                                                                                                  ------------  ------------
New York_85.5%
Albany County 7%, 10/1/2000 (Insured; FGIC, Prerefunded 10/1/1999) (a)......                     $   125,000     $   137,907
Amherst, Public Improvement 6.20%, 4/1/2002 (Insured; FGIC).................                         150,000         161,262
Erie County Water Authority, Water Revenue, Refunding:
    6.65%, 12/1/1999 (Insured; AMBAC).......................................                         250,000         267,487
    7%, 12/1/2000 (Insured; AMBAC)..........................................                         200,000         219,136
Greece Central School District 6%, 6/15/2010................................                         225,000         237,096
Town of Hempstead 6.30%, 1/1/2002 (Insured; AMBAC)..........................                         150,000         160,216
Metropolitan Transportation Authority, Transporation Facilities Revenue:
    6.30%, 7/1/2007 (Insured; MBIA).........................................                         250,000         272,500
    (Service Contract) 7%, 7/1/1998 (Insured; AMBAC)........................                         100,000         105,132
Monroe County, Public Improvement 7%, 6/1/2003 (Insured; FGIC)..............                         200,000         224,340
Municipal Assistance Corporation for New York City:
    7.10%, 7/1/2000.........................................................                         100,000         108,469
    Refunding 5.25%, 7/1/2002 (Insured; AMBAC)..............................                         125,000         127,873
Nassau County 7%, 7/1/2002 (Insured; AMBAC, Prerefunded 7/1/2000) (a).......                         100,000         109,585
New York State, Refunding 6.25%, 8/15/2004..................................                         200,000         215,896
New York State Dormitory Authority, Revenue:
    (Colgate University) 6.50%, 7/1/2021 (Insured; MBIA, Prerefunded 7/1/2001) (a)                   250,000         274,365
    (FIT Student Housing) 5.75%, 7/1/2006 (Insured; AMBAC)..................                         130,000         134,447
    Refunding (Vassar College) 6%, 7/1/2005.................................                         250,000         266,740
New York State Housing Finance Agency, Refunding
    (State University Construction) 7.15%, 11/1/1997........................                         155,000         161,882
New York State Local Government Assistance Corporation 6.375%, 4/1/2000.....                         200,000         211,118
New York State Medical Care Facilities Finance Agency, Revenue
    (Mental Health Services Facilities) 6.60%, 8/15/1996....................                         100,000         100,353
New York State Mortgage Agency, Homeowner Mortgage Revenue
    7.50%, 10/1/1998........................................................                         45,000          46,548
New York State Power Authority, General Purpose Revenue
    7%, 1/1/2018 (Prerefunded 1/1/2010) (a).................................                         100,000         114,736
Orange County 5.10%, 11/15/2002.............................................                         130,000         132,508
Oyster Bay 7.125%, 4/15/2000 (Insured; FGIC)................................                         180,000         196,078
Port Washington Union Free School District 6%, 8/1/2001.....................                         125,000         131,958
Suffolk County, Public Improvement
    7%, 4/1/2002 (Insured; MBIA, Prerefunded 4/1/2001) (a)..................                         150,000         165,165
Triborough Bridge and Tunnel Authority, General Purpose Revenue:
    7.40%, 1/1/2003 (Prerefunded 1/1/1999) (a)..............................                         200,000         217,314
    7%, 1/1/2011 (Prerefunded 1/1/1999) (a).................................                         150,000         161,574
Triborough Bridge and Tunnel Authority, General Purpose Revenue (continued):
Premier Limited Term New York Municipal Fund
Statement of Investments (continued)                                                                           June 30, 1996
                                                                                                    Principal
Long-Term Municipal Investments (continued)                                                             Amount          Value
                                                                                                   ------------  ------------
New York (continued)

    Refunding 5.90%, 1/1/2007...............................................                     $   100,000     $   105,058
Westchester County 6.625%, 11/1/2004........................................                         250,000         279,310
Western Nassau County Water Authority,
    Water Systems Revenue 5.50%, 5/1/2004 (Insured; AMBAC)..................                         250,000         258,583
U. S. Related_9.6%
Puerto Rico Commonwealth, Refunding 6.25%, 7/1/2011 (Insured; MBIA).........                         200,000         216,578
Puerto Rico Commonwealth Highway and Transporation Authority,
    Highway Revenue 6.25%, 7/1/2009 (Insured; MBIA).........................                         150,000         162,609
University of Puerto Rico, University Revenues, Refunding
    6.25%, 6/1/2006.........................................................                         200,000         218,136
                                                                                                                  ----------
TOTAL LONG-TERM MUNICIPAL INVESTMENTS (cost $5,733,454).....................                                      $5,901,959
                                                                                                                  ==========
Short-Term Municipal Investments_4.8%
New York City Municipal Water Finance Authority,
    Water and Sewer Systems Revenue, VRDN 3.55% (Insured; FGIC) (b).........                      $   100,000    $   100,000
New York State Energy Research and Development Authority, PCR, Refunding,
VRDN
    3.55% (LOC; Morgan Guaranty Trust Co.) (b,c)............................                         200,000         200,000
                                                                                                                  ----------
TOTAL SHORT-TERM MUNICIPAL INVESTMENTS (cost $300,000)......................                                     $   300,000
                                                                                                                  ==========
TOTAL INVESTMENTS_100.0%
    (cost $6,033,454).......................................................                                      $6,201,959
                                                                                                                  ==========

Premier Limited Term New York Municipal Fund

Summary of Abbreviations
AMBAC         American Municipal Bond Assurance Corporation     PCR     Pollution Control Revenue
FGIC          Financial Guaranty Insurance Company              VRDN    Variable Rate Demand Notes
LOC           Letter of Credit
MBIA          Municipal Bond Investors Assurance
                 Insurance Corporation

Summary of Combined Ratings (Unaudited)
Fitch (d)              or          Moody's             or         Standard & Poor's          Percentage of Value
---------                          ---------                      ---------------------  -----------------------
AAA                                Aaa                            AAA                               69.5%
AA                                 Aa                             AA                                12.8
A                                  A                              A                                  6.9
BBB                                Baa                            BBB                                6.0
F1+ & F1                           MIG1, VMIG1 & P1               SP1 & A1                           4.8
                                                                                                   ------
                                                                                                   100.0%
                                                                                                   ======

Notes to Statement of Investments:
    (a) Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
    (b) Securities payable on demand. The interest rate, which is subject to change, is based upon bank prime rates or an index of market interest rates.
    (c)  Secured by letters of credit.
    (d) Fitch currently provides creditworthiness information for a limited number of investments.




See notes to financial statements.

Premier Limited Term New York Municipal Fund
Statement of Assets and Liabilities                                                                          June 30, 1996
ASSETS:
    Investments in securities, at value
      (cost $6,033,454)_see Statement of Investments........................                                      $6,201,959
    Cash....................................................................                                          12,091
    Receivable for investment securities sold...............................                                         240,162
    Interest receivable.....................................................                                         113,290
                                                                                                                  ----------
                                                                                                                   6,567,502
LIABILITIES:
    Due to The Dreyfus Corporation_Note 2(a)................................                      $    4,819
    Due to Distributor_Note 2(b)............................................                             497
    Payable for investment securities purchased.............................                         223,931
    Trustees' fee payable_Note 2(c).........................................                             452         229,699
                                                                                                  ----------       ---------
NET ASSETS..................................................................                                      $6,337,803
                                                                                                                  ==========
REPRESENTED BY:
    Paid-in capital.........................................................                                      $6,138,455
    Accumulated distributions in excess of investment income_net............                                            (22)
    Accumulated undistributed net realized gain on investments..............                                          30,865
    Accumulated net unrealized appreciation on investments_Note 3...........                                         168,505
                                                                                                                  ----------
NET ASSETS at value.........................................................                                      $6,337,803
                                                                                                                  ==========
NET ASSET VALUE, per share:
    Class A Shares
      unlimited number of shares of Beneficial Interest authorized
      ($2,106,373 / 166,546 shares of Beneficial Interest outstanding)......                                         $12.65
                                                                                                                     ======
    Class B Shares
      unlimited number of shares of Beneficial Interest authorized
      ($120,118 / 9,487 shares of Beneficial Interest outstanding)..........                                         $12.66
                                                                                                                     ======
    Class C Shares
      unlimited number of shares of Beneficial Interest authorized
      ($51,692 / 4,077 shares of Beneficial Interest outstanding)...........                                         $12.68
                                                                                                                     ======
    Class R Shares
      unlimited number of shares of Beneficial Interest authorized
      ($4,059,620 / 321,017 shares of Beneficial Interest outstanding)......                                         $12.65
                                                                                                                     ======

See notes to financial statements.
Premier Limited Term New York Municipal Fund
Statement of Operations                                                                            year ended June 30, 1996
INVESTMENT INCOME:
    Interest Income.........................................................                                         $298,982
    Expenses:
      Investment management fee_Note 2(a)...................................                       $26,270
      Distribution fee_Note 2(b)............................................                         6,209
      Trustees' fees and expenses_Note 2(c).................................                         1,519
      Service fee_Note 2(b).................................................                           220
                                                                                                   -------
          Total Expenses....................................................                                          34,218
                                                                                                                    --------
          INVESTMENT INCOME_NET.............................................                                         264,764
REALIZED AND UNREALIZED (LOSS) ON INVESTMENTS_Note 3:
    Net realized gain on investments........................................                      $41,273
    Net realized (loss) on financial futures................................                      (4,415)
                                                                                                  -------
      Net Realized Gain.....................................................                                         36,858
    Net unrealized (depreciation) on investments............................                                       (63,766)
                                                                                                                   --------
          NET REALIZED AND UNREALIZED (LOSS) ON INVESTMENTS.................                                       (26,908)
                                                                                                                   --------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                       $237,856
                                                                                                                   ========



See notes to financial statements.

Premier Limited Term New York Municipal Fund
Statement of Changes in Net Assets
                                                                                              Year Ended June 30,
                                                                                         ------------------------------
                                                                                               1996            1995
                                                                                          ------------      -----------
OPERATIONS:
    Investment income_net...................................................              $   264,764        $   274,395
    Net realized gain on investments........................................                   36,858              5,110
    Net unrealized appreciation (depreciation) on investments for the year..                  (63,766)            74,362
                                                                                          ------------       -----------
          Net Increase In Net Assets Resulting From Operations..............                   237,856           353,867
                                                                                          ------------       -----------
DIVIDENDS TO SHAREHOLDERS:
    From investment income_net:
      Class A Shares........................................................                 (106,844)         (128,592)
      Class B Shares........................................................                   (1,519)             --
      Class C Shares........................................................                   (2,084)             (571)
      Class R Shares........................................................                 (154,347)         (145,224)
    From net realized gain on investments:
      Class A Shares........................................................                     ___             (7,144)
      Class R Shares........................................................                     ___             (6,625)
    In excess of net realized gain on investments:
      Class A Shares........................................................                     ___             (3,114)
      Class R Shares........................................................                     ___             (2,887)
                                                                                          ------------       -----------
          Total Dividends...................................................                 (264,794)         (294,157)
                                                                                          ------------       -----------
BENEFICIAL INTEREST TRANSACTIONS:
    Net proceeds from shares sold:
      Class A Shares........................................................                   304,803         2,659,825
      Class B Shares........................................................                   119,997                15
      Class C Shares........................................................                   127,309            66,765
      Class R Shares........................................................                 1,483,810         2,784,534
    Dividends reinvested:
      Class A Shares........................................................                    76,624            95,205
      Class B Shares........................................................                     1,520             ___
      Class C Shares........................................................                     1,925               528
      Class R Shares........................................................                    12,580             9,422
    Cost of shares redeemed:
      Class A Shares........................................................                 (606,642)       (3,357,585)
      Class B Shares........................................................                      (16)              ___
      Class C Shares........................................................                 (147,090)              ___
      Class R Shares........................................................                 (262,285)      (2,376,553)
                                                                                          ------------       -----------
          Increase (Decrease) In Net Assets From
            Beneficial Interest Transactions................................                1,112,535          (117,844)
                                                                                          ------------       -----------
            Total Increase (Decrease) In Net Assets.........................                1,085,597           (58,134)
NET ASSETS:
    Beginning of year.......................................................                5,252,206          5,310,340
                                                                                          ------------       -----------
    End of year [including distributions in excess of investment income_net;
      ($22) in 1996]........................................................               $6,337,803         $5,252,206
                                                                                           ==========         ==========

Premier Limited Term New York Municipal Fund
Statement of Changes in Net Assets (continued)
                                                                                          Shares
                                                         -------------------------------------------------------------------
                                                                    Class A                          Class B
                                                         ------------------------------       ------------------------------
                                                              Year Ended June 30,                   Year Ended June 30,
                                                         ------------------------------       ------------------------------

                                                             1996            1995(1)              1996            1995(2)
                                                         ------------    ------------         ------------      -----------
CAPITAL SHARE TRANSACTIONS:
    Shares sold............................                 23,900          216,459               9,368                1
    Shares issued for dividends reinvested.                  5,966            7,633                 119              ___
    Shares redeemed........................                (47,503)        (272,051)                (1)              ___
                                                         ------------    ------------         ------------      -----------
      Net Increase (Decrease) In
          Shares Outstanding...............                (17,637)         (47,959)              9,486                1
                                                          =========       =========            ==========         =========

                                                                                            Shares
                                                        -------------------------------------------------------------------
                                                                    Class C                              Class R
                                                         ------------------------------      ------------------------------

                                                              Year Ended June 30,                  Year Ended June 30,
                                                         ------------------------------       ------------------------------

                                                              1996            1995(2)            1996            1995(1)
                                                         ------------     ------------        ------------    -----------
CAPITAL SHARE TRANSACTIONS (continued):
    Shares sold............................                   9,989           5,292            116,482           224,379
    Shares issued for dividends reinvested.                     150              42                980               756
    Shares redeemed........................                 (11,396)           ___             (20,278)        (191,061)
                                                         ------------     ------------        ----------      -----------
      Net Increase (Decrease) In
          Shares Outstanding...............                  (1,257)           5,334            97,184            34,074
                                                          ==========       =========           =========       =========
                                                         ----------      ----------      ----------        ----------
(1)    On October 17, 1994, Investor shares and Trust shares were redesignated
Class A shares and Class R shares, respectively.  (
2)The Fund commenced selling Class B and C shares on December 28, 1994.


See notes to financial statements.

Premier Limited Term New York Municipal Fund
Financial Highlights

    Reference is made to page 13 of the Fund's
Prospectus dated November 1, 1996.

See notes to financial statements.


Premier Limited Term New York Municipal Fund
NOTES TO FINANCIAL STATEMENTS
NOTE 1_Significant Accounting Policies:
    The Dreyfus/Laurel Tax-Free Municipal Funds (the "Trust") is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company and operates as a series company currently offering seven series including the Premier Limited Term New York Municipal Fund (the "Fund"). The Fund's investment objective is to maximize current income exempt from Federal, New York State and New York City income taxes to the extent consistent with the preservation of capital. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon Bank").
    Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares. The Fund currently offers four classes of shares: Class A, Class B, Class C and Class R shares. Class A, Class B and Class C shares are sold primarily to retail investors through financial intermediaries and bear a distribution fee and/or service fee. Class A shares are sold with a front-end sales charge, while Class B and Class C shares are subject to a contingent deferred sales charge ("CDSC") and a service fee. Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon Bank and its affiliates) acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no distribution fee or service fee. Class R shares are offered without a front-end sales load or CDSC. Each class of shares has identical rights and privileges, except with respect to distribution fees and voting rights on matters affecting a single class.
    Investment income, net of expenses (other than class specific expenses), realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. Actual results may differ from estimates.
    (a) Portfolio valuation: The Fund's investments (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.
    (b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.
    (c) Financial futures: The Fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The Fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the Fund to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading. Typically, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the Fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. At June 30, 1996, there were no financial futures contracts outstanding.
    (d) Concentration of risk: The Fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Fund.
    (e) Distributions to shareholders: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.
    (f) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal
Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.
NOTE 2_Investment Management Fee and Other Transactions With Affiliates:
    (a) Investment management fee: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the Fund. The Manager also directs the investments of the Fund in accordance with its investment objective, policies and limitations. For these services, the Fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .50% of the value of the Fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the Fund except brokerage fees, taxes, interest, Rule 12b-1 distribution fees and expenses, fees and expenses of non-interested Trustees (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the Fund's allocable portion of fees and expenses of the non-interested Trustees (including counsel).
    (b) Distribution and service plan: The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act relating to its Class A, B and C shares. Under the Plan, the Fund may pay annually up to .25% of the value of its average daily net assets attributable to its Class A shares to compensate the Distributor and Dreyfus Service Corporation, an affiliate of the Manager, for shareholder servicing activities and the Distributor for activities and expenses primarily intended to result in the sale of Class A shares. Under the Plan, the Fund may pay the Distributor for distributing the Fund's Class B and Class C shares at an aggregate annual rate of .50% of the value of the average daily net assets of Class B and Class C shares. Class B and Class C shares are also subject to a service plan adopted pursuant to Rule 12b-1, under which the Fund pays Dreyfus Service Corporation or the Distributor for providing certain services to the holders of Class B and Class C shares a fee at the annual rate of .25% of the value of the average daily net assets of Class B and Class C shares. Class R shares bear no service or distribution fee. For the year ended June 30, 1996, the distribution fee for Class A, Class B and Class C shares was $5,769, $190 and $250, respectively. For the year ended June 30, 1996, the service fee for Class B and Class C shares was $95 and $125, respectively.
    Under its terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Trustees who are not "interested persons" of the Company and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan.
    (c) Trustees' fees: Each trustee who is not an "interested person" as defined in the Act receives $27,000 per year, $1,000 for each Board meeting attended and $750 for each Audit Committee attended and is reimbursed for travel and out-of-pocket expenses. These expenses are paid in total by the following funds: The Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Tax-Free Municipal Funds, and The Dreyfus/Laurel Funds Trust. In addition the
Chairman of the Board receives an annual fee of $75,000 per year. These fees and expenses are charged and allocated to each series based on net assets.
NOTE 3_Securities Transactions:
    The aggregate amount of purchase and sales of investment securities, excluding short-term securities, during the year ended June 30, 1996, amounted to $3,203,806 and $2,296,230, respectively.
    At June 30, 1996, accumulated net unrealized appreciation on investments was $168,505, consisting of $185,032 gross unrealized appreciation and $16,527 gross unrealized depreciation.
    At June 30, 1996, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).
Premier Limited Term New York Municipal Fund
Independent Auditors' Report
The Board of Trustees and Shareholders
The Dreyfus/Laurel Premier Limited Term Tax-Free Municipal Funds:
    We have audited the accompanying statement of assets and liabilities, including the statement of investments of Premier Limited Term New York Municipal Fund of The Dreyfus/Laurel Tax-Free Municipal Funds as of June 30, 1996, and the related statement of operations for the year then ended and statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years or period in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years or period for the three-year period ended November 30, 1993 were audited by other auditors whose report thereon, dated January 18, 1994, expressed an unqualified opinion on those financial highlights.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Premier Limited Term New York Municipal Fund of The
Dreyfus/Laurel Tax-Free Municipal Funds as of June 30, 1996, the results of its operations for the year then ended and the changes in its net assets for each of the years in the two-year period then ended and financial highlights for each of the years or period in the three-year period then ended in conform ity with generally accepted accounting principles.

New York, NY
July 29, 1996



Premier Limited Term Municipal Fund
Statement of Investments                                                                                      June 30, 1996
                                                                                                    Principal
Long-Term Municipal Investments_93.2%                                                                Amount          Value
                                                                                                   -----------   -----------
Alaska_3.1%
Anchorage, Port and Term Facilities Revenue, Refunding
    6%, 2/1/2003 (Insured; MBIA)............................................                      $ 1,110,000    $  1,175,779
Arizona_5.1%
Maricopa County Unified School District Number 69 (Paradise Valley)
    6.35%, 7/1/2010 (Insured; MBIA).........................................                          550,000         599,467
Phoenix, Refunding 6.25%, 7/1/2016..........................................                        1,250,000       1,352,550
Arkansas_1.4%
North Little Rock, Electric Revenue, Refunding 6%, 7/1/2001 (Insured; MBIA).                          500,000         529,050
California_2.8%
Los Angeles County Metropolitan Transportation Authority, Sales Tax Revenue
    8%, 7/1/1997 (Insured; AMBAC)...........................................                         1,000,000      1,042,140
Connecticut_4.2%
Connecticut 5.95%, 11/15/2000...............................................                         1,000,000      1,052,340
Stamford 6.60%, 1/15/2007...................................................                           500,000        558,635
Florida_4.7%
Dade County:
    Public Improvement 7.125%, 10/1/2016....................................                          100,000         102,666
    Water and Sewer System Revenue 6.25%, 10/1/2008 (Insured; FGIC).........                          535,000         581,599
Miami Health Facilities Authority, Health Facilities Revenue (Mercy Hospital
Project)
    6.75%, 8/1/2020 (Insured; AMBAC) (Prerefunded 8/1/2001) (a).............                         1,000,000      1,108,330
Georgia_1.5%
Fulton De Kalb Hospital Authority, HR
    7.25%, 1/1/2020 (Insured; AMBAC) (Prerefunded 1/1/2000) (a).............                          500,000         550,230
Illinois_8.3%
Chicago, Refunding 7.25%, 1/1/2010 (Insured; MBIA) (Prerefunded 7/1/1996) (a)                         100,000         102,029
Chicago Metropolitan Water Reclamation District (Chicago Capital Improvement)
    7.25%, 12/1/2012........................................................                        1,000,000       1,182,560
Illinois, Sales Tax Revenue, Refunding 6.75%, 6/15/2006 (Prerefunded 6/15/1997) (a)                 1,000,000       1,047,960
Regional Transportation Authority 7.75%, 6/1/2012 (Insured; FGIC)...........                          390,000         477,243
Sangamon County School District Number 186 (Springfield)
    7.70%, 6/1/2001 (Insured; MBIA).........................................                          300,000         337,812
Indiana_.1%
Indiana Transportation Finance Authority, Highway Revenue
    7.875%, 12/1/2011 (Prerefunded 12/1/1998) (a)...........................                           50,000          54,993
Premier Limited Term Municipal Fund
Statement of Investments (continued)                                                                           June 30, 1996
                                                                                                     Principal
Long-Term Municipal Investments (continued)                                                            Amount          Value
                                                                                                 --------------    ------------
Iowa_2.7%

Iowa Student Loan Liquidity Corp., Student Loan Revenue, Refunding
    5.65%, 12/1/2005........................................................                     $  1,000,000    $  1,008,280
Kentucky_2.9%
Kentucky Turnpike Authority, Economic Development Road Revenue, Refunding
    (Revitalization Projects) 6.50%, 7/1/2007 (Insured; AMBAC)..............                         1,000,000      1,110,140
Massachusetts_5.0%
Massachusetts, Special Obligation Revenue 7%, 6/1/2002......................                         1,000,000      1,106,000
Worcester, Refunding (Municipal Purpose)
    6.25%, 7/1/2009 (Insured; MBIA).........................................                          720,000         777,010
Michigan_4.8%
Berkley City School District (Qualified School Board Loan Fund)
    7%, 1/1/2009 (Insured; FGIC)............................................                         1,030,000      1,175,941
Comstock Park Public Schools 6%, 5/01/2016 (Prerefunded 5/1/1999) (a).......                            50,000         52,796
Saint John's Public Schools (Qualified School Board Loan Fund)
    6.50%, 5/1/2006 (Insured; FGIC).........................................                           525,000        579,779
Mississippi_1.8%
Mississippi Higher Education Assisstance Corporation, Student Loan Revenue
    6.05%, 9/1/2007.........................................................                           650,000        663,150
New Jersey_1.4%
Cumberland County Improvement Authority, SWDR
    6%, 1/1/2001 (Insured; FGIC)............................................                           500,000         525,020
New York_5.1%
New York State, Refunding 6.25%, 8/15/2004..................................                         1,000,000      1,079,480
New York State Dormitory Authority, Revenues (State University Educational)
    7.125%, 5/15/2009 (Insured; FGIC).......................................                         200,000         215,480
New York State Environmental Facilities Corporation, PCR
    (State Water Revolving Fund) 7.50%, 6/15/2012...........................                         500,000         550,600
Triborough Bridge and Tunnel Authority, General Purpose Revenue
    7%, 11/1/2011 (Prerefunded 1/1/1999) (a)................................                         100,000         107,716
North Carolina_3.9%
Charlotte, Refunding 5.50%, 7/1/2004........................................                        1,405,000      1,468,239
North Carolina Eastern Municipal Power Agency,
    Power System Revenue, Refunding  8%, 1/1/2021 (Prerefunded 1/1/1998) (a)                           5,000           5,386
Premier Limited Term Municipal Fund
Statement of Investments (continued)                                                                         June 30, 1996
                                                                                                    Principal
Long-Term Municipal Investments (continued)                                                            Amount          Value
                                                                                                  -------------   -------------
Ohio_2.4%
Cuyahoga County, HR, Refunding (Mount Sinai Medical Center)
    8.125%, 11/15/2014 (Prerefunded 11/15/1997) (a).........................                   $     250,000    $    269,025
Gahanna - Jefferson City School District, Refunding
    5.10%, 12/1/2001 (Insured; AMBAC).......................................                         625,000         635,481
Oregon_2.1%
Oregon Department of General Services, COP 6.60%, 9/1/1998 (Insured; AMBAC).                         500,000         523,650
Tri County Metropolitan Transportation District (Light Rail Extension)
    5.60%, 7/1/2003.........................................................                         250,000         261,405
Pennsylvania_5.8%
Pennsylvania Intergovernmental Coop Authority, Special Tax Revenue
    (City of Philadelphia Funding Program) 6.80%, 6/15/2022
      (Prerefunded 6/15/2002) (a)...........................................                         1,000,000      1,102,370
Somerset County General Authority, Commonwealth LR
    6.70%, 10/15/2003 (Insured; FGIC) (Prerefunded 10/15/2001) (a)..........                         1,000,000      1,091,510
South Carolina_1.4%
Anderson County, Hospital Facilities Revenue (Anderson Memorial Hospital)
    7.50%, 2/1/2018 (Insured; MBIA) (Prerefunded 2/1/1998) (a)..............                         500,000         535,460
Texas_9.1%
Austin, Utility System Revenue
    8%, 11/15/2016 (Prerefunded 5/15/2001) (a)..............................                         200,000         227,956
Fort Bend Independant School District, Refunding (Permanent School Fund
Guaranteed)
    6.60%, 2/15/2004........................................................                         875,000         963,138
Lewisville Independant School District (Building Bonds)
    (Permanent School Fund Guaranteed):
      7.50%, 8/15/2006......................................................                         650,000         765,681
      7.50%, 8/15/2007......................................................                         600,000         710,142
Red River Authority, PCR (Hoechst Celanese Corp. Project)
    6.875%, 4/1/2017........................................................                         750,000         795,863
Vermont_3.5%
Vermont Educational and Health  Buildings Financing Agency, Revenue
    (Middlebury College Project) 6%, 11/1/2003..............................                         1,260,000      1,340,917
Premier Limited Term Municipal Fund
Statement of Investments (continued)                                                                           June 30, 1996
                                                                                                    Principal
Long-Term Municipal Investments (continued)                                                            Amount          Value
                                                                                                 --------------     ------------
Virginia_2.8%
Virginia Transportation Board, Transportation Contract Revenue, Refunding
    (Route 28 Project) 6%, 4/1/2005.........................................                      $  1,000,000   $  1,058,619
Washington_6.0%
Grant County Public Utility District Number 002, Electric Revenue
    7.20%, 1/1/2007 (Prerefunded 7/1/1996) (a)..............................                         100,000         100,029
Spokane Regional Solid Waste Management System, Revenue
    7.625%, 1/1/2011 (Insured; AMBAC) (Prerefunded 1/1/1999) (a)............                         1,000,000      1,093,600
Washington Public Power Supply System, Revenue, Refunding
    (Nuclear Project Number 1) 7%, 7/1/2008.................................                         1,000,000      1,098,209
Wisconsin_1.3%
Wisconsin, Health and Educational Facilities Revenue
    (Aurora Medical Group Inc.) 5.75%, 11/15/2007 (Insured; FSA)............                         500,000         509,164
                                                                                                                  -----------
TOTAL LONG-TERM MUNICIPAL INVESTMENTS
    (cost $34,541,925)......................................................                                      $35,362,619
                                                                                                                 ============
Short-Term Municipal Investments_6.8%
Alabama_.3%
Northern Alabama Environmental Improvement Authority, PCR, Refunding,
    VRDN (Reynold Metals) 3.65% (LOC; Bank of Nova Scotia Trust Company
    of New York) (b,c)......................................................                         $ 100,000    $  100,000
California_2.3%
California Health Facilities Financing Authority, Revenue, Refunding, VRDN
    (Memorial Health Services) 3% (b).......................................                         200,000         200,000
Foothill, Eastern Transportation Corridor Agency, Toll Road Revenue, VRDN
    3.10% (LOC; Credit Suisse) (b,c)........................................                         100,000         100,000
Los Angeles Regional Airports Improvement Corp., LR, VRDN
    (American Airlines-Los Angeles International) 3.65%
    (LOC; Wachovia Bank) (b,c)..............................................                         600,000         600,000
Massachusetts_1.3%
Massachusetts:
    3.60% (LOC; National Westminster Bank) (b,c)............................                         200,000         200,000
    3.60% (LOC; ABN Amro Bank of N.V.) (b,c)................................                         200,000         200,000
Massachusetts Industrial Finance Agency, RRR, Refunding, VRDN (Ogden
Haverhill
Premier Limited Term Municipal Fund
Statement of Investments (continued)                                                                        June 30, 1996
                                                                                                   Principal
Short Term Municipal Investments (continued)                                                          Amount          Value
                                                                                                  -------------   ----------
Massachusetts (continued)
    Project) 3.35% (LOC; Union Bank of Switzerland) (b,c)...................                      $  100,000      $  100,000
Texas_1.3%
Grapevine Industrial Development Corporation, Revenue, VRDN
    (Multiple Mode-American Airlines):
      3.65% (b).............................................................                         200,000         200,000
      3.65% (LOC; The Sanwa Bank) (b,c).....................................                         100,000         100,000
      3.65% (LOC; The Sanwa Bank) (b,c).....................................                         100,000         100,000
Lonestar Airport Improvement Authority Inc., Revenue, VRDN
    (Multiple Mode-Dem-B-2)
    3.65% (LOC; The Royal Bank of Canada) (b,c).............................                         100,000         100,000
Wyoming_1.6%
Green River, PCR, Refunding, VRDN (Rhone-Poulenc Inc. Project):
    3.70% (LOC; ABN - Amro Bank) (b,c)......................................                         200,000         200,000
    3.70% (LOC; ABN - Amro Bank) (b,c)......................................                         400,000         400,000
                                                                                                                 ------------
TOTAL SHORT-TERM MUNICIPAL INVESTMENTS
    (cost $2,600,000).......................................................                                     $  2,600,000
                                                                                                                 ============
TOTAL INVESTMENTS_100.0%
    (cost $ 37,141,925).....................................................                                      $37,962,619
                                                                                                                 ============

Premier Limited Term Municipal Fund

Summary of Abbreviations
AMBAC         American Municipal Bond Assurance Corporation    MBIA    Municipal Bond Investors Assurance
COP           Certificate of Participation                               Insurance Corporation
FGIC          Financial Guaranty Insurance Company             PCR     Pollution Control Revenue
FSA           Financial Security Assurance                     RRR     Resources Recovery Revenue
HR            Hospital Revenue                                 SWDR    Solid Waste Disposal Revenue
LR            Lease Revenue                                    VRDN    Variable Rate Demand Notes
LOC           Letter of Credit

Summary of Combined Ratings (Unaudited)
Fitch (d)              or          Moody's             or         Standard & Poor's          Percentage of Value
---------                          ---------                      --------------------    -----------------------
AAA                                Aaa                            AAA                               61.2%
AA                                 Aa                             AA                                25.3
A                                  A                              A                                  8.1
F1                                 MIG1/P1                        SP1/A1                             5.3
Not Rated(e)                       Not Rated(e)                   Not Rated(e)                        .1
                                                                                                   ------
                                                                                                   100.0%
                                                                                                   ======

Notes to Statement of Investments:
    (a) Bonds which are prerefunded are collateralized by U.S. government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
    (b) Securities payable on demand. The interest rate, which is subject to change, is based upon bank prime rates or an index of market interest rates.
    (c)  Secured by letters of credit.
    (d) Fitch currently provides creditworthiness information for a limited number of investments.
    (e) Securities which, while not rated by Fitch, Moody's or Standard & Poor's have been determined by the Manager to be of comparable quality to those rated securities in which the Fund may invest.




See notes to financial statements.

Premier Limited Term Municipal Fund
Statement of Assets and Liabilities                                                                             June 30, 1996
ASSETS:
    Investments in securities, at value
      (cost $37,141,925)_see Statement of Investments.......................                                     $37,962,619
    Cash....................................................................                                         206,521
    Interest receivable.....................................................                                         672,385
                                                                                                                ------------

      38,841,525
LIABILITIES:
    Due to The Dreyfus Corporation_Note 2(a)................................                    $   30,535
    Due to Distributor_Note 2(b)............................................                         4,147
    Payable for investment securities purchased.............................                     1,451,246
    Payable for shares of Beneficial Interest redeemed......................                        84,693         1,570,621
                                                                                                -----------      -----------
NET ASSETS  ................................................................                                     $37,270,904
                                                                                                                 ===========
REPRESENTED BY:
    Paid-in capital.........................................................                                     $36,390,992
    Accumulated distributions in excess of investment income_net............                                        (23,994)
    Accumulated undistributed net realized gain on investments..............                                          83,212
    Accumulated net unrealized appreciation on investments_Note 3...........                                         820,694
                                                                                                                ------------
NET ASSETS at value.........................................................                                     $37,270,904
                                                                                                                 ===========
NET ASSET VALUE, per share:
    Class A Shares
      unlimited number of shares of Beneficial Interest authorized
      ($18,750,551 / 1,576,564 shares of Beneficial Interest outstanding)...                                         $11.89
                                                                                                                     ======
    Class B Shares
      unlimited number of shares of Beneficial Interest authorized
      ($499,627 / 42,012 shares of Beneficial Interest outstanding).........                                         $11.89
                                                                                                                     ======
    Class C Shares
      unlimited number of shares of Beneficial Interest authorized
      ($150,540 / 12,654 shares of Beneficial Interest outstanding).........                                         $11.90
                                                                                                                     ======
    Class R Shares
      unlimited number of shares of Beneficial Interest authorized
      ($17,870,186 / 1,502,593 shares of Beneficial Interest outstanding)...                                         $11.89
                                                                                                                     ======


See notes to financial statements.
Premier Limited Term Municipal Fund
Statement of Operations                                                                                year ended June 30, 1996
INVESTMENT INCOME:
    Interest Income.........................................................                                     $2,037,678
    Expenses:
      Investment management fee_Note 2(a)...................................                       $183,084
      Distribution fee_Note 2(b)............................................                         50,668
      Trustees' fees and expenses_Note 2(c).................................                         9,479
      Service fee_Note 2(b).................................................                         1,143
                                                                                                 ---------
          Total Expenses....................................................                                        244,374
                                                                                                                 ----------
          INVESTMENT INCOME_NET.............................................                                      1,793,304
                                                                                                                 ----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS_Note 3:
    Net realized gain on investments........................................                       $192,693
    Net realized gain on financial futures..................................                         56,530
                                                                                                  ---------
      Net Realized Gain.....................................................                                       249,223
    Net unrealized (depreciation) on investments............................                                         (638)
                                                                                                                ----------
          NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS...................                                       248,585
                                                                                                                ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                    $2,041,889
                                                                                                                ==========


See notes to financial statements.

Premier Limited Term Municipal Fund
Statement of Changes in Net Assets
                                                                                                    Year Ended June 30,
                                                                                            -------------------------------
                                                                                                  1996             1995
                                                                                            ---------------     -----------
OPERATIONS:
    Investment income_net...................................................                  $  1,793,304     $  1,717,471
    Net realized gain (loss) on investments.................................                       249,223        (166,012)
    Net unrealized appreciation (depreciation)
      on investments for the year...........................................                         (638)          737,035
                                                                                              ------------     ------------
          Net Increase In Net Assets Resulting From Operations..............                     2,041,889        2,288,494
                                                                                              ------------     ------------
DIVIDENDS TO SHAREHOLDERS FROM:
    Investment income_net:
      Class A Shares........................................................                     (879,802)      (1,028,941)
      Class B Shares........................................................                      (13,817)          (1,466)
      Class C Shares........................................................                       (4,466)            (402)
      Class R Shares........................................................                     (895,219)        (686,662)
    Net realized gain on investments:
      Class A Shares........................................................                         ___           (50,842)
      Class R Shares........................................................                         ___           (31,702)
                                                                                              ------------     ------------
          Total Dividends...................................................                    (1,793,304)     (1,800,015)
                                                                                              ------------     ------------
BENEFICIAL INTEREST TRANSACTIONS:
    Net proceeds from shares sold:
      Class A Shares........................................................                      1,917,807      5,989,210
      Class B Shares........................................................                        488,218         81,474
      Class C Shares........................................................                         65,040         84,008
      Class R Shares........................................................                      6,442,697      7,987,960
    Dividends reinvested:
      Class A Shares........................................................                        712,884        929,728
      Class B Shares........................................................                         10,430            161
      Class C Shares........................................................                         1,403              64
      Class R Shares........................................................                       185,865         161,104
    Cost of shares redeemed:
      Class A Shares........................................................                   (5,397,222)    (9,531,849)
      Class B Shares........................................................                      (81,163)           (10)
      Class C Shares........................................................                         (239)            ___
      Class R Shares........................................................                   (5,593,570)    (4,215,852)
                                                                                              ------------    ------------
          Increase (Decrease) In Net Assets From Beneficial
            Interest Transactions...........................................                    (1,247,850)      1,485,998
                                                                                              ------------     ------------
            Total Increase (Decrease) In Net Assets.........................                      (999,265)      1,974,477
NET ASSETS:
    Beginning of year.......................................................                      38,270,169    36,295,692
                                                                                              ------------     ------------
    End of year [including accumulated distributions in excess of
      investment income_net: ($23,994) in 1996 and ($23,994) in 1995].......                     $37,270,904    $38,270,169
                                                                                                 ==========     ===========

Premier Limited Term Municipal Fund
Statement of Changes in Net Assets (continued)
                                                                                             Shares
                                                             ------------------------------------------------------------------
                                                                     Class A                                       Class B
                                                             -----------------------------         ----------------------------

                                                                 Year Ended June 30,               Year Ended       Period Ended
                                                          -----------------------------
                                                                                                       June 30,        June 30,
                                                              1996             1995(1)                  1996            1995(2)
                                                          ----------         ----------             -----------     -----------
CAPITAL SHARE TRANSACTIONS:
    Shares sold............................                   159,936         517,296                   40,828          7,145
    Shares issued for dividends reinvested.                    59,279          80,218                      867             13
    Shares redeemed........................                 (451,257)       (823,489)                   (6,840)            (1)
                                                          ----------         ----------             -----------     -----------
      Net Increase (Decrease) In
          Shares Outstanding...............                 (232,042)      (225,975)                     34,855          7,157
                                                          ===========       =========                 =========       =========
                                                                                     Shares
                                                          -----------------------------------------------------------------
                                                                     Class C                        Class R
                                                          -------------------------------       ----------------------------

                                                           Year Ended    Period Ended                  Year Ended June 30,
                                                                                                  ----------------------------
                                                             June 30,     June 30,
                                                              1996          1995(2)                    1996            1995(1)
                                                          ----------         ----------             -----------     -----------
CAPITAL SHARE TRANSACTIONS (continued):
    Shares sold............................                     5,436        7,116                   537,652         689,685
    Shares issued for dividends reinvested.                      117             5                    15,459          13,891
    Shares redeemed........................                      (20)         __                    (465,937)         (367,505)
                                                          ----------         ----------             -----------     -----------
      Net Increase In Shares Outstanding...                    5,533           7,121                   87,174          336,071
                                                          ===========       =========                 =========       =========
    (1)  On October 17, 1994, the Investor and Trust shares were redesignated
Class A and Class R shares, respectively.
    (2)  The Fund commenced selling Class B and Class C shares on
December 28, 1994.



See notes to financial statements.

Premier Limited Term Municipal Fund
Financial Highlights

Reference is made to page 4 of the Fund's Prospectus dated November 1, 1996.


See notes to financial statements.

Premier Limited Term Municipal Fund
Financial Highlights (continued)

Reference is made to page 6 of the Fund's Prospectus dated November 1, 1996.



See notes to financial statements.

Premier Limited Term Municipal Fund
Financial Highlights (continued)

Reference is made to page 7 of the Fund's Prospectus dated November 1, 1996.

See notes to financial statements.

Premier Limited Term Municipal Fund
NOTES TO FINANCIAL STATEMENTS
NOTE 1_Significant Accounting Policies:
    The Dreyfus/Laurel Tax-Free Municipal Funds (the "Trust") is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company and operates as a series company currently offering seven series including the Premier Limited Term Municipal Fund (the "Fund"). The Fund's investment objective is to maximize current income exempt from Federal income taxes consistent with the prudent risk of capital by investing in municipal securities which are of investment-grade quality and intermediate maturities. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon Bank").
    Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares. The Fund currently offers four classes of shares: Class A, Class B, Class C and Class R shares. Class A, Class B and Class C shares are sold primarily to retail investors through financial intermediaries and bear a distribution fee and/or service fee. Class A shares are sold with a front-end sales charge, while Class B and Class C shares are subject to a contingent deferred sales charge ("CDSC") and a service fee. Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon Bank and its affiliates) acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no distribution or service fees. Class R shares are offered without a front-end sales load or CDSC. Each class of shares has identical rights and privileges, except with respect to distribution and service fees and voting rights on matters affecting a single class.
    Investment income, net of expenses (other than class specific expenses), realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. Actual results may differ from estimates.
    (a) Portfolio valuation: The Fund's investments (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.
Premier Limited Term Municipal Fund
NOTES TO FINANCIAL STATEMENTS (continued)
    (b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.
    (c) Financial futures: The Fund may invest in financial futures contracts in order to gain exposures to or protect against changes in the market. The Fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the Fund to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading. Typically, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the Fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. At June 30, 1996, there were no financial futures contracts outstanding.
    (d) Distributions to shareholders: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.
    (e) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.
NOTE 2_-Investment Management Fee and Other Transactions With Affiliates:
    (a) Investment management fee: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the Fund. The Manager also directs the investments of the Fund in accordance with its investment objective, policies and limitations. For these services, the Fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .50% of the value of the Fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the Fund except brokerage fees, taxes, interest, Rule 12b-1 distribution fees and expenses, fees and expenses of non-interested Trustees (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the Fund's allocable portion of fees and expenses of the non-interested Trustees (including counsel).
    (b) Distribution and service plan: The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act relating to its Class A, B and C shares. Under the Plan, the Fund may pay annually up to .25% of the value of its average daily net assets attributable to its Class A shares to compensate the Distributor and Dreyfus Service Corporation, an affiliate of the Manager, for shareholder
Premier Limited Term Municipal Fund
NOTES TO FINANCIAL STATEMENTS (continued) servicing activities and the
Distributor for activities and expenses primarily intended to result in the sale of Class A shares. Under the Plan, the Fund may pay the Distributor for distributing the Fund's Class B and Class C shares at an aggregate annual rate of .50% of the value of the average daily net assets of Class B and Class C shares. Class B and Class C shares are also subject to a service plan adopted pursuant to Rule 12b-1, under which the Fund pays Dreyfus Service Corporation or the Distributor for providing certain services to the holders of Class B and Class C shares a fee at the annual rate of .25% of the value of the average daily net assets of Class B and Class C shares. Class R shares bear no service or distribution fee. For the year ended June 30, 1996, the distribution fee for Class A, Class B and Class C shares was $48,383, $1,728 and $557, respectively. For the year ended June 30, 1996, the service fee for Class B and Class C shares was $864 and $279, respectively.
    Under its terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Trustees who are not "interested persons" of the Company and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan.
    (c) Trustees' fees: Each trustee who is not an "interested person" as defined in the Act receives $27,000 per year, $1,000 for each Board meeting attended and $750 for each Audit Committee meeting attended and is reimbursed for travel and out-of-pocket expenses. These expenses are paid in total by the following funds: The Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Tax-Free Municipal Funds, and The Dreyfus/Laurel Funds Trust. In addition the Chairman of the Board receives an annual fee of $75,000 per year. These fees and expenses are charged and allocated to each series based on net assets.
NOTE 3_Securities Transactions:
    The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the year ended June 30, 1996, amounted to $20,122,006 and $22,128,418, respectively.
    At June 30, 1996, accumulated net unrealized appreciation on investments was $820,694, consisting of $918,851 gross unrealized appreciation and $98,157 gross unrealized depreciation.
    At June 30, 1996, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).
Premier Limited Term Municipal Fund
Independent Auditors' Report
The Board of Trustees and Shareholders
The Dreyfus/Laurel Tax-Free Municipal Funds:
    We have audited the accompanying statement of assets and liabilities, including the statement of investments of Premier Limited Term Municipal Fund of The Dreyfus/Laurel Tax-Free Municipal Funds as of June 30, 1996, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years or period in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years or period in the three-year period ended June 30, 1993 were audited by other auditors whose report thereon, dated August 11, 1993, expressed an unqualified opinion on those financial highlights.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Premier Limited Term Municipal Fund of The Dreyfus/Laurel Tax-Free Municipal Funds as of June 30, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or period in the three-year period then ended in conformity with generally accepted accounting principles.

(logo signature)
New York, New York
July 29, 1996







                                   PART C
                              OTHER INFORMATION

     Item 24.   Financial Statements and Exhibits
                ---------------------------------

           (a)  Financial Statements:

           Included in Part A:

           Financial Highlights for each of the periods indicated therein.

           Included in Part B:

           The following are incorporated by reference to the Registrant's Annual Report to Shareholders (filed August 29) and the Registrant's Semi Annual Report for the fiscal year ending June 30, 1996:

                -    Reports of Independent Auditors
                -    Portfolios of Investments
                -    Statements of Assets and Liabilities
                -    Statements of Operations
                -    Statements of Changes in Net Assets
                -    Notes to Financial Statements

            (b) Exhibits:

           1(a) Third Amended and Restated Master Trust Agreement filed
                January 8, 1993, incorporated by reference to Post-Effective Amendment No. 22, filed on January 29, 1993.

           1(b) Amendment No. 1 to the Third Amended and Restated Master
                Trust Agreement filed on May 21, 1993, incorporated by reference to Post-Effective Amendment No. 24, filed on June 29, 1993.

           1(c) Amendment No. 2 to the Third Amended and Restated Master
                Trust Agreement filed on February 7, 1994, incorporated by reference to Post-Effective Amendment No. 29, filed on April 1, 1994.

           1(d) Amendment No. 3 to the Third Amended and Restated Master
                Trust Agreement filed on March 31, 1994, incorporated by reference to Post-Effective Amendment No. 29, filed on April 1, 1994.

           1(e) Amendment No. 4 to the Third Amended and Restated Master
                Trust Agreement. Incorporated by reference to Post-Effective Amendment No. 32, filed on December 13, 1994.

           1(f) Amendment No. 5 to the Third Amended and Restated Master
                Trust. Incorporated by reference to Post-Effective Amendment No. 32, filed on December 13, 1994.

           2 By-Laws of the Trust, incorporated by reference to the Registrant's Registration Statement (No. 33-43845), filed on July 3, 1985 (the "Registration Statement").

           3    Not Applicable.

           4    Specimen security.  To be filed by amendment.

           5(a) Investment Management Agreement between the Registrant and
                Mellon Bank, N.A., dated April 4, 1994, incorporated by reference to Post-Effective Amendment No. 29, filed on April 1, 1994.

           5(b) Assignment Agreement among the Registrant, Mellon Bank, N.A.
                and The Dreyfus Corporation, dated as of October 17,
                1994, (relating to Investment Management Agreement dated April 4, 1994). Incorporated by reference to Post-Effective Amendment No. 33 filed on December 19, 1994.

           6 Distribution Agreement between the Registrant and Premier Mutual Fund Services, Inc., dated as of October 17, 1994. Incorporated by reference to Post-Effective Amendment No. 33 filed on December 19, 1994.

           7    Not Applicable.

           8(a) Custody and Fund Accounting Agreement between the Registrant and Mellon Bank, N.A., dated April 4, 1994, incorporated by reference to Post-Effective Amendment No. 29, filed on April 1, 1994.

           8(b) Sub-Custodian Agreement between Mellon Bank, N.A. and Boston
                Safe Deposit and Trust Company, dated April 4, 1994, incorporated by reference to Post-Effective Amendment No. 30, filed on October 11, 1994.

           8(c) Amendment to Custody and Fund Accounting Agreement, dated
                August 1, 1994,incorporated by reference to Post-Effective Amendment No. 30, filed on October 11, 1994.

           9(a) Transfer Agent Agreement between the Registrant and Boston
                Safe Deposit and Trust Company (currently known as The Shareholder Services Group, Inc.), incorporated by reference to Post-Effective Amendment No. 10, filed on February 24, 1984.

           9(b) Supplement to Transfer Agent Agreement relating to the
                Tax-Free Bond Fund and the Massachusetts Tax-Free Bond Fund, dated September 3, 1985, incorporated by reference to Post-Effective Amendment No. 9, filed on November 23, 1987.

           9(c) Supplement to Transfer Agent Agreement relating to the
                California Tax-Free Money Fund, the California Tax-Free Bond Fund, the New York Tax-Free Money Fund and the New York Tax-Free Bond Fund, dated January 28, 1988, incorporated by reference to Post-Effective Amendment No. 10, filed on January 28, 1988.

           9(d) Supplement to Transfer Agent Agreement for the Registrant, dated June 1, 1989, incorporated by reference to Post-Effective Amendment No. 14, filed on September 5, 1989.

           9(e) Supplement to Transfer Agent Agreement for the Registrant, dated April 4, 1994, incorporated by reference to Post-Effective Amendment No. 30, filed on October 11, 1994.

           10 Opinion of counsel is incorporated by reference to the Registration Statement and to Post-Effective Amendment Number 34 filed on December 28, 1994. Consent of Counsel is Filed herewith.

       11(a) Consent of Coopers & Lybrand L.L.P. is incorporated by reference to Post-Effective Amendment No 36.

       11(b)    Consent of KPMG Peat Marwick LLP.

           12   Not Applicable.

           13   Not Applicable.

           14   Not Applicable.

       15(a) Restated Distribution Plan (relating to Investor Shares and Class A Shares). Incorporated by reference to Post-Effective Amendment No. 33 filed on December 19, 1994.

       15(b) Distribution and Service Plans (relating to Class B Shares and Class C Shares). Incorporated by reference to Post-Effective Amendment No. 33 filed on December 19, 1994.

           16 Performance Information, incorporated by reference to Post-Effective Amendment No. 12, filed on September 1, 1988.

           18   Registrant's Rule 18f-3 Plans, as revised.




     Other Exhibits
     ______________

           (a) Powers of Attorney of the Trustees and Officers dated April 5, 1995 are incorporated by reference to Post-Effective Amendment No. 36.

     Item 25.   Persons Controlled by or under Common Control with
                Registrant
                --------------------------------------------------
                Not applicable.

     Item 26.   Number of Holders of Securities
                -------------------------------


                Set forth below are the number of recordholders of securities of each series of the Registrant as of September 25, 1996:



                                    Number of Record Holders

                                    ------------------------

Title of Class
----------------
Dreyfus BASIC New York Municipal Money Market Fund           1,109
Dreyfus BASIC California Municipal Money Market Fund           299



                Set forth below are the number of recordholders of securities of each series of the Registrant as of October 3, 1996:



                                    Number of Record Holders
                                    ------------------------


                                    Class A   Class B   Class C   Class R
Title of Class                      Shares    Shares    Shares    Shares
--------------                      -------   -------   -------   -------
Premier Limited Term Municipal      1,069        10         4       149
 Fund
Premier Limited Term California       145         6         1        63
 Municipal Fund
Premier Limited Term Massachusetts    328         3         1       116
 Municipal Fund
Premier Limited Term New York         133         6         3        20
 Municipal Fund



     Item 27.   Indemnification
                ---------------

           Under a provision of the Registrant's Second Amended and Restated Agreement and Declaration of Trust (the "Declaration of Trust"), any past or present Trustee or officer of the Registrant is indemnified to the fullest extent permitted by law against liability and all expenses reasonably incurred by him/her in connection with any action, suit or proceeding to which he/she may be a party or otherwise involved by reason of his/her being or having been a Trustee or officer of the Registrant.

           This provision does not authorize indemnification against any liability to the Registrant or its shareholders to which such Trustee or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his/her duties. Moreover, this provision does not authorize indemnification where such Trustee or officer is finally adjudicated not to have acted in good faith in the reasonable belief that his/her actions were in or not opposed to the best interests of the Registrant. Expenses may be paid by the Registrant in advance of the final disposition of any action, suit or proceeding upon receipt of an undertaking by such Trustee or officer to repay such expenses to the Registrant if it is ultimately determined that indemnification of such expenses is not authorized under the Declaration of Trust.

     Item 28.   Business and Other Connections of Investment Adviser
                ----------------------------------------------------

                Investment Adviser -- The Dreyfus Corporation

           The Dreyfus Corporation ("Dreyfus") and subsidiary companies comprise a financial service organization whose business consists primarily of providing investment management services as the investment adviser, manager and distributor for sponsored investment companies registered under the Investment Company Act of 1940 and as an investment adviser to institutional and individual accounts. Dreyfus also serves as sub-investment adviser to and/or administrator of other investment companies. Dreyfus Service Corporation, a wholly-owned subsidiary of Dreyfus, serves primarily as a registered broker-dealer of shares of investment companies sponsored by Dreyfus and of other investment companies for which Dreyfus acts as investment adviser, sub-investment adviser or administrator. Dreyfus Management, Inc., another wholly-owned subsidiary, provides investment management services to various pension plans, institutions and individuals.


Item 28.  Business and Other Connections of Investment Adviser (continued)
________  ________________________________________________________________

          Officers and Directors of Investment Adviser
          ____________________________________________


Name and Position
with Dreyfus                  Other Businesses
_________________             ________________

MANDELL L. BERMAN             Real estate consultant and private investor
Director                           29100 Northwestern Highway, Suite 370
                                   Southfield, Michigan 48034;
                              Past Chairman of the Board of Trustees:
                                   Skillman Foundation;
                              Member of The Board of Vintners Intl.

FRANK V. CAHOUET              Chairman of the Board, President and
Director                      Chief Executive Officer:
                                   Mellon Bank Corporation****;
                                   Mellon Bank, N.A.****
                              Director:
                                   Avery Dennison Corporation
                                   150 North Orange Grove Boulevard
                                   Pasadena, California 91103;
                                   Saint-Gobain Corporation
                                   750 East Swedesford Road
                                   Valley Forge, Pennsylvania 19482;
                                   Teledyne, Inc.
                                   1901 Avenue of the Stars
                                   Los Angeles, California 90067

ALVIN E. FRIEDMAN             Senior Adviser to Dillon, Read & Co. Inc.
Director                           535 Madison Avenue
                                   New York, New York 10022;
                              Director and Member of the Executive
                                   Committee of Avnet, Inc.**

LAWRENCE M. GREENE            None
Director

JULIAN M. SMERLING            None
Director


W. KEITH SMITH                Chairman and Chief Executive Officer:
Chairman of the Board              The Boston Company*****;
                              Vice Chairman of the Board:
                                   Mellon Bank Corporation****;
                                   Mellon Bank, N.A.****;
                              Director:
                                   Dentsply International, Inc.
                                   570 West College Avenue
                                   York, Pennsylvania 17405

CHRISTOPHER M. CONDRON        Vice Chairman:
President, Chief                   Mellon Bank Corporation****;
Executive Officer,                 The Boston Company*****;
Chief Operating               Deputy Director:
Officer and a                      Mellon Trust****;
Director                      Chief Executive Officer:
                                   The Boston Company Asset Management,
                                   Inc.*****;
                              President:
                                   Boston Safe Deposit and Trust
                                   Company*****

STEPHEN E. CANTER             Director:
Vice Chairman and                  The Dreyfus Trust Company++;
Chief Investment Officer,     Formerly, Chairman and Chief Executive
and a Director                Officer:
                                   Kleinwort Benson Investment Management
                                        Americas Inc.*

LAWRENCE S. KASH              Chairman, President and Chief
Vice Chairman-Distribution    Executive Officer:
and a Director                     The Boston Company Advisors, Inc.
                                   53 State Street
                                   Exchange Place
                                   Boston, Massachusetts 02109
                              Executive Vice President and Director:
                                   Dreyfus Service Organization, Inc.***;
                              Director:
                                   Dreyfus America Fund
                                   The Dreyfus Consumer Credit
                                   Corporation*;
                                   The Dreyfus Trust Company++;
                                   Dreyfus Service Corporation*;
                              President:
                                   The Boston Company*****;
                                   Laurel Capital Advisors****;
                                   Boston Group Holdings, Inc.;
                              Executive Vice President:
                                   Mellon Bank, N.A.****;
                                   Boston Safe Deposit and Trust
                                   Company*****;

PHILIP L. TOIA                Chairman of the Board and Trust Investment
Vice Chairman-Operations      Officer:
and Administration                 The Dreyfus Trust Company++;
and a Director                Chairman of the Board and Chief Operating
                              Officer:
                                   Major Trading Corporation*;
                              Chairman and Director:
                                   Dreyfus Transfer, Inc.
                                   One American Express Plaza
                                   Providence, Rhode Island 02903
                              Director:
                                   Dreyfus Precious Metals, Inc.*;
                                   Dreyfus Service Corporation*;
                                   Seven Six Seven Agency, Inc.*;
                              President and Director:
                                   Dreyfus Acquisition Corporation*;
                                   The Dreyfus Consumer Credit
                                   Corporation*;
                                   Dreyfus-Lincoln, Inc.*;
                                   Dreyfus Management, Inc.*;
                                   Dreyfus Personal Management, Inc.*;
                                   Dreyfus Partnership Management, Inc.+;
                                   Dreyfus Service Organization, Inc.***;
                                   The Truepenny Corporation*;
                              Formerly, Senior Vice President:
                                   The Chase Manhattan Bank, N.A. and
                                   The Chase Manhattan Capital Markets
                                   Corporation
                                   One Chase Manhattan Plaza
                                   New York, New York 10081

WILLIAM T. SANDALLS, JR.      Director:
Senior Vice President and          Dreyfus Partnership Management, Inc.*;
Chief Financial Officer            Seven Six Seven Agency, Inc.*;
                              President and Director:
                                   Lion Management, Inc.*;
                              Executive Vice President and Director:
                                   Dreyfus Service Organization, Inc.*;
                              Vice President, Chief Financial Officer and
                              Director:
                                   Dreyfus Acquisition Corporation*;
                                   Dreyfus America Fund
                              Vice President and Director:
                                   The Dreyfus Consumer Credit
                                   Corporation*;
                                   The Truepenny Corporation*;
                              Treasurer, Financial Officer and Director:
                                   The Dreyfus Trust Company++;
                              Treasurer and Director:
                                   Dreyfus Management, Inc.*;
                                   Dreyfus Personal Management, Inc.*;
                                   Dreyfus Service Corporation*;
                                   Major Trading Corporation*;
                              Formerly, President and Director:
                                   Sandalls & Co., Inc.

ELIE M. GENADRY               President:
Vice President-                    Institutional Services Division of
Institutional Sales                Dreyfus Service Corporation*;
                                   Broker-Dealer Division of Dreyfus
                                   Service Corporation*;
                                   Group Retirement Plans Division of
                                   Dreyfus Service Corporation;
                              Executive Vice President:
                                   Dreyfus Service Corporation*;
                                   Dreyfus Service Organization, Inc.***;
                              Vice President:
                                   The Dreyfus Trust Company++

WILLIAM F. GLAVIN, JR.        Executive Vice President:
Vice President-Corporate           Dreyfus Service Corporation*;
Development                   Senior Vice President:
                                   The Boston Company Advisors, Inc.
                                   53 State Street
                                   Exchange Place
                                   Boston, Massachusetts 02109

MARK N. JACOBS                Vice President, Secretary and Director:
Vice President-                    Lion Management, Inc.*;
General Counsel               Secretary:
and Secretary                      The Dreyfus Consumer Credit
                                   Corporation*;
                                   Dreyfus Management, Inc.*;
                              Assistant Secretary:
                                   Dreyfus Service Organization, Inc.***;
                                   Major Trading Corporation*;
                                   The Truepenny Corporation*

PATRICE M. KOZLOWSKI          None
Vice President-
Corporate Communications

MARY BETH LEIBIG              None
Vice President-
Human Resources


JEFFREY N. NACHMAN            President and Director:
Vice President-Mutual Fund         Dreyfus Transfer, Inc.
Accounting                         One American Express Plaza
                                   Providence, Rhode Island 02903

ANDREW S. WASSER              Vice President:
Vice President-Information         Mellon Bank Corporation****
Services

ELVIRA OSLAPAS                Assistant Secretary:
Assistant Secretary                Dreyfus Service Corporation*;
                                   Dreyfus Management, Inc.*;
                                   Dreyfus Acquisition Corporation, Inc.*;
                                   The Truepenny Corporation+





______________________________________

* The address of the business so indicated is 200 Park Avenue, New York, New York 10166.
** The address of the business so indicated is 80 Cutter Mill Road, Great Neck, New York 11021.
*** The address of the business so indicated is 131 Second Street, Lewes, Delaware 19958.
**** The address of the business so indicated is One Mellon Bank Center, Pittsburgh, Pennsylvania 15258.
***** The address of the business so indicated is One Boston Place, Boston, Massachusetts 02108.
+ The address of the business so indicated is Atrium Building, 80 Route 4 East, Paramus, New Jersey 07652.
++ The address of the business so indicated is 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.


Item 29.  Principal Underwriters
________  ______________________

     (a) Other investment companies for which Registrant's principal underwriter (exclusive distributor) acts as principal underwriter or exclusive distributor:

           1)  Comstock Partners Funds, Inc.
           2)  Dreyfus A Bonds Plus, Inc.
           3)  Dreyfus Appreciation Fund, Inc.
           4)  Dreyfus Asset Allocation Fund, Inc.
           5)  Dreyfus Balanced Fund, Inc.
           6)  Dreyfus BASIC GNMA Fund
           7)  Dreyfus BASIC Money Market Fund, Inc.
           8)  Dreyfus BASIC Municipal Fund, Inc.
           9)  Dreyfus BASIC U.S. Government Money Market Fund
          10)  Dreyfus California Intermediate Municipal Bond Fund
          11)  Dreyfus California Tax Exempt Bond Fund, Inc.
          12)  Dreyfus California Tax Exempt Money Market Fund
          13)  Dreyfus Cash Management
          14)  Dreyfus Cash Management Plus, Inc.
          15)  Dreyfus Connecticut Intermediate Municipal Bond Fund
          16)  Dreyfus Connecticut Municipal Money Market Fund, Inc.
          17)  Dreyfus Florida Intermediate Municipal Bond Fund
          18)  Dreyfus Florida Municipal Money Market Fund
          19)  The Dreyfus Fund Incorporated
          20)  Dreyfus Global Bond Fund, Inc.
          21)  Dreyfus Global Growth Fund
          22)  Dreyfus GNMA Fund, Inc.
          23)  Dreyfus Government Cash Management
          24)  Dreyfus Growth and Income Fund, Inc.
          25)  Dreyfus Growth and Value Funds, Inc.
          26)  Dreyfus Growth Opportunity Fund, Inc.
          27)  Dreyfus Income Funds
          28)  Dreyfus Institutional Money Market Fund
          29)  Dreyfus Institutional Short Term Treasury Fund
          30)  Dreyfus Insured Municipal Bond Fund, Inc.
          31)  Dreyfus Intermediate Municipal Bond Fund, Inc.
          32)  Dreyfus International Funds, Inc.
          33)  The Dreyfus/Laurel Funds, Inc.
          34)  The Dreyfus/Laurel Funds Trust
          35)  Dreyfus Stock Index Fund, Inc.
          36)  Dreyfus LifeTime Portfolios, Inc.
          37)  Dreyfus Liquid Assets, Inc.
          38)  Dreyfus Massachusetts Intermediate Municipal Bond Fund
          39)  Dreyfus Massachusetts Municipal Money Market Fund
          40)  Dreyfus Massachusetts Tax Exempt Bond Fund
          41)  Dreyfus MidCap Index Fund
          42)  Dreyfus Money Market Instruments, Inc.
          43)  Dreyfus Municipal Bond Fund, Inc.
          44)  Dreyfus Municipal Cash Management Plus
          45)  Dreyfus Municipal Money Market Fund, Inc.
          46)  Dreyfus New Jersey Intermediate Municipal Bond Fund
          47)  Dreyfus New Jersey Municipal Bond Fund, Inc.
          48)  Dreyfus New Jersey Municipal Money Market Fund, Inc.
          49)  Dreyfus New Leaders Fund, Inc.
          50)  Dreyfus New York Insured Tax Exempt Bond Fund
          51)  Dreyfus New York Municipal Cash Management
          52)  Dreyfus New York Tax Exempt Bond Fund, Inc.
          53)  Dreyfus New York Tax Exempt Intermediate Bond Fund
          54)  Dreyfus New York Tax Exempt Money Market Fund
          55)  Dreyfus 100% U.S. Treasury Intermediate Term Fund
          56)  Dreyfus 100% U.S. Treasury Long Term Fund
          57)  Dreyfus 100% U.S. Treasury Money Market Fund
          58)  Dreyfus 100% U.S. Treasury Short Term Fund
          59)  Dreyfus Pennsylvania Intermediate Municipal Bond Fund
          60)  Dreyfus Pennsylvania Municipal Money Market Fund
          61)  Dreyfus S&P 500 Index Fund
          62)  Dreyfus Short-Intermediate Government Fund
          63)  Dreyfus Short-Intermediate Municipal Bond Fund
          64)  Dreyfus Investment Grade Bond Funds, Inc.
          65)  The Dreyfus Socially Responsible Growth Fund, Inc.
          66)  Dreyfus Tax Exempt Cash Management
          67)  The Dreyfus Third Century Fund, Inc.
          68)  Dreyfus Treasury Cash Management
          69)  Dreyfus Treasury Prime Cash Management
          70)  Dreyfus Variable Investment Fund
          71)  Dreyfus Worldwide Dollar Money Market Fund, Inc.
          72)  General California Municipal Bond Fund, Inc.
          73)  General California Municipal Money Market Fund
          74)  General Government Securities Money Market Fund, Inc.
          75)  General Money Market Fund, Inc.
          76)  General Municipal Bond Fund, Inc.
          77)  General Municipal Money Market Fund, Inc.
          78)  General New York Municipal Bond Fund, Inc.
          79)  General New York Municipal Money Market Fund
          80)  Premier Insured Municipal Bond Fund
          81)  Premier California Municipal Bond Fund
          82)  Premier Equity Funds, Inc.
          83)  Premier Global Investing, Inc.
          84)  Premier GNMA Fund
          85)  Premier Growth Fund, Inc.
          86)  Premier Municipal Bond Fund
          87)  Premier New York Municipal Bond Fund
          88)  Premier State Municipal Bond Fund
          89)  Premier Strategic Growth Fund
          90)  Premier Value Fund


(b)
                                                             Positions and
Name and principal        Positions and offices with         offices with
business address          the Distributor                    Registrant
__________________        ___________________________        _____________

Marie E. Connolly+        Director, President, Chief         President and
                          Executive Officer and Compliance   Treasurer
                          Officer

Joseph F. Tower, III+     Senior Vice President, Treasurer   Vice President
                          and Chief Financial Officer        and Assistant
                                                             Treasurer

John E. Pelletier+        Senior Vice President, General     Vice President
                          Counsel, Secretary and Clerk       and Secretary

Roy M. Moura+             First Vice President               None

Dale F. Lampe+            Vice President                     None

Mary A. Nelson+           Vice President                     Vice President
                                                             and Assistant
                                                             Treasurer

Paul Prescott+            Vice President                     None

Elizabeth A. Bachman++    Assistant Vice President           Vice President
                                                             and Assistant
                                                             Secretary

Jean M. O'Leary+          Assistant Secretary and            None
                          Assistant Clerk

John W. Gomez+            Director                           None

William J. Nutt+          Director                           None




________________________________
 +  Principal business address is One Exchange Place, Boston, Massachusetts
    02109.
++  Principal business address is 200 Park Avenue, New York, New York 10166.





Item 30.   Location of Accounts and Records
           ________________________________

           1. First Data Investor Services Group, Inc., a subsidiary of First Data Corporation
               P.O. Box 9671
               Providence, Rhode Island 02940-9671

           2.  The Bank of New York
               90 Washington Street
               New York, New York 10286

           3.  Dreyfus Transfer, Inc.
               P.O. Box 9671
               Providence, Rhode Island 02940-9671

           4.  The Dreyfus Corporation
               200 Park Avenue
               New York, New York 10166

Item 31.   Management Services
_______    ___________________

           Not Applicable

Item 32.   Undertakings
________   ____________

  (1) To call a meeting of shareholders for the purpose of voting upon the question of removal of a trustee or trustees when requested in writing to do so by the holders of at least 10% of the Registrant's outstanding shares of common stock and in connection with such meeting to comply with the provisions of
           Section 16(c) of the Investment Company Act of 1940 relating to shareholder communications.

  (2) To furnish each person to whom a prospectus is delivered with a copy of the Fund's latest Annual Report to Shareholders, upon request and without charge.


                                 SIGNATURES
                                 __________

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York on the 29th day of October, 1996.

                     THE DREYFUS/LAUREL TAX-FREE MUNICIPAL FUNDS

                BY:  /s/Marie E. Connolly*
                     ______________________________________
                     Marie E. Connolly, President


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

     Signatures                          Title                      Date
________________________       ______________________________     __________

/s/Marie E. Connolly*          President, Treasurer               10/29/96
---------------------------
Marie E. Connolly

/s/Francis P. Brennan*         Trustee,                           10/29/96
---------------------------    Chairman of the Board
Francis P. Brennan

/s/Ruth Marie Adams*           Trustee                            10/29/96
---------------------------
Ruth Marie Adams

/s/Joseph S. DiMartino*        Trustee                            10/29/96
---------------------------
Joseph S. DiMartino

/s/James M. Fitzgibbons*       Trustee                            10/29/96
---------------------------
James M. Fitzgibbons

/s/Kenneth A. Himmel*          Trustee                            10/29/96
---------------------------
Kenneth A. Himmel

/s/Stephen J. Lockwood*        Trustee                            10/29/96
---------------------------
Stephen J. Lockwood

/s/Roslyn M. Watson*           Trustee                            10/29/96
---------------------------
Roslyn M. Watson

/s/J. Tomlinson Fort*          Trustee                            10/29/96
---------------------------
J. Tomlinson Fort

/s/Arthur L. Goeschel*         Trustee                            10/29/96
---------------------------
Arthur L. Goeschel

/s/Arch S. Jeffery*            Trustee                            10/29/96
---------------------------
Arch S. Jeffery

/s/John Sciullo*               Trustee                            10/29/96
---------------------------
John Sciullo



*By: /s/Elizabeth Bachman
     ---------------------------
     Attorney-in-Fact